                                               Filed Pursuant to Rule 424(b) (5)
                                               Registration File No.: 333-116820

THE INFORMATION IN THIS PROSPECTUS SUPPLEMENT IS NOT COMPLETE AND MAY BE
CHANGED. WE MAY NOT SELL THESE SECURITIES, NOR WILL WE ACCEPT OFFERS TO BUY
THESE SECURITIES, PRIOR TO THE TIME A FINAL PROSPECTUS SUPPLEMENT IS DELIVERED.
THIS PROSPECTUS SUPPLEMENT IS NOT AN OFFER TO SELL THESE SECURITIES, AND IT IS
NOT SOLICITING AN OFFER TO BUY THESE SECURITIES, IN ANY STATE WHERE THE OFFER
OR SALE IS NOT PERMITTED.

                 SUBJECT TO COMPLETION, DATED OCTOBER 19, 2004
PROSPECTUS SUPPLEMENT
(TO PROSPECTUS DATED OCTOBER 19, 2004)

                          $1,149,803,000 (APPROXIMATE)

                     MERRILL LYNCH MORTGAGE TRUST 2004-BPC1
                                    as Issuer

         COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2004-BPC1

                                 --------------

                     MERRILL LYNCH MORTGAGE INVESTORS, INC.
                                  as Depositor

                      MERRILL LYNCH MORTGAGE LENDING, INC.
                              BANK OF AMERICA, N.A.
                         PNC BANK, NATIONAL ASSOCIATION
                            CDC MORTGAGE CAPITAL INC.
                            as Mortgage Loan Sellers

                                 --------------

     We, Merrill Lynch Mortgage Investors, Inc., are establishing a trust fund.
The offered certificates are mortgage-backed securities issued by the trust fund. Only the classes of mortgage pass-through certificates listed in the table below are being offered by this prospectus supplement and the accompanying prospectus. The offered certificates are not obligations of us, any of the mortgage loan sellers, any of our or their respective affiliates or any other person, and are not guaranteed or insured by any person, including any private or governmental insurer. The trust fund will consist of a pool of
95 commercial, multifamily and manufactured housing community mortgage loans with an initial mortgage pool balance of $1,246,399,660 and the other characteristics described in this prospectus supplement. The trust fund will issue multiple classes of commercial mortgage pass-through certificates, nine of which are being offered by this prospectus supplement. The offered certificates will accrue interest from November 1, 2004.

                                            APPROXIMATE         APPROXIMATE
                          EXPECTED         INITIAL TOTAL          INITIAL
                          RATINGS        PRINCIPAL BALANCE     PASS-THROUGH       ASSUMED FINAL          RATED FINAL
                        (FITCH/S&P)     OR NOTIONAL AMOUNT         RATE         DISTRIBUTION DATE     DISTRIBUTION DATE
--------------------   -------------   --------------------   --------------   -------------------   ------------------

Class A-1 ..........      AAA/AAA          $ 55,381,000              %             June 2009           September 2041
Class A-2 ..........      AAA/AAA          $138,500,000              %            October 2010         September 2041
Class A-3 ..........      AAA/AAA          $171,324,000              %           December 2011         September 2041
Class A-4 ..........      AAA/AAA          $ 40,800,000              %             July 2014           September 2041
Class A-5 ..........      AAA/AAA          $503,278,000              %            October 2014         September 2041
Class A-1A .........      AAA/AAA          $182,874,000              %            October 2014         September 2041
Class B ............       AA/AA           $ 26,486,000              %            October 2014         September 2041
Class C ............      AA-/AA-          $ 12,464,000              %           November 2014         September 2041
Class D ............        A/A            $ 18,696,000              %           November 2014         September 2041

     INVESTING IN THE OFFERED CERTIFICATES INVOLVES RISKS. YOU SHOULD CAREFULLY
REVIEW THE FACTORS DESCRIBED UNDER "RISK FACTORS" COMMENCING ON PAGE S-39 OF
THIS PROSPECTUS SUPPLEMENT AND PAGE 14 IN THE ACCOMPANYING PROSPECTUS.

     No one will list the offered certificates on any national securities exchange or any automated quotation system of any registered securities association. The Securities and Exchange Commission and state securities regulators have not approved or disapproved of the certificates offered to you or determined if this prospectus supplement or the accompanying prospectus is adequate or accurate. Any representation to the contrary is a criminal offense.

                                --------------

     Merrill Lynch, Pierce, Fenner & Smith Incorporated, Banc of America
Securities LLC, PNC Capital Markets, Inc., CDC Securities and J.P. Morgan
Securities Inc. are the underwriters of this offering. Merrill Lynch, Pierce,
Fenner & Smith Incorporated and Banc of America Securities LLC are acting as joint bookrunning managers in the following manner: Banc of America Securities
LLC is acting as sole bookrunning manager with respect to   % of the class
certificates, and Merrill Lynch, Pierce, Fenner & Smith Incorporated is acting as sole bookrunning manager with respect to the remainder of the class certificates and all other classes of offered certificates. PNC Capital
Markets, Inc., CDC Securities and J.P. Morgan Securities Inc. will act as co-managers. It is expected that as of November 1, 2004, CDC Securities will change its name to IXIS Securities North America Inc. We will sell the offered certificates to the underwriters, who will sell their respective allotments of those certificates from time to time in negotiated transactions or otherwise at varying prices to be determined at the time of sale. The underwriters expect to deliver the offered certificates to purchasers on or about November 10, 2004.
We expect to receive from this offering approximately $        in sale
proceeds, plus accrued interest on the offered certificates from and including
November 1, 2004, before deducting expenses payable by us. Not every underwriter will have an obligation to buy offered certificates from us. See
"Method of Distribution" in this prospectus supplement.

                                --------------

MERRILL LYNCH & CO.                               BANC OF AMERICA SECURITIES LLC
PNC CAPITAL MARKETS, INC.        CDC SECURITIES                         JPMORGAN

                                --------------

            The date of this prospectus supplement is        , 2004.

                                [MAP AND PHOTOS]

                                       S-2

                                TABLE OF CONTENTS

                              PROSPECTUS SUPPLEMENT

                                                                            Page
                                                                           -----

Important Notice About the Information Contained in this Prospectus
   Supplement, the Accompanying Prospectus and the Related Registration

Annex A-1   --   Certain Characteristics of the Mortgage Loans
Annex A-2   --   Certain Statistical Information Regarding the Mortgage Loans
Annex B     --   Certain Characteristics Regarding Multifamily Properties
Annex C     --   Structural and Collateral Term Sheet
Annex D     --   Class XP Reference Rate Schedule
Annex E     --   Dallas Market Center Mortgage Loan Amortization Schedule
Annex F     --   Form of Trustee Report

                                   PROSPECTUS

                                                                            Page
                                                                            ----

                                       S-3

       IMPORTANT NOTICE ABOUT THE INFORMATION CONTAINED IN THIS PROSPECTUS
 SUPPLEMENT, THE ACCOMPANYING PROSPECTUS AND THE RELATED REGISTRATION STATEMENT

     Information about the offered certificates is contained in two separate documents--

     o    this prospectus supplement, which describes the specific terms of the offered certificates; and

     o    the accompanying prospectus, which provides general information, some of which may not apply to the offered certificates.

     You should read both this prospectus supplement and the accompanying prospectus in full to obtain material information concerning the offered certificates.

     You should only rely on the information contained in this prospectus supplement, the accompanying prospectus and our registration statement. We have not authorized any person to give any other information or to make any representation that is different from the information contained in this prospectus supplement, the accompanying prospectus or our registration statement.

     If the descriptions of the offered certificates vary between the accompanying prospectus and this prospectus supplement, you should rely on the information in this prospectus supplement.

     This prospectus supplement and the accompanying prospectus include cross-references to sections in these materials where you can find further related discussions. The table of contents in each of this prospectus supplement and the accompanying prospectus identify the pages where these sections are located.

                                   ----------

                      DEALER PROSPECTUS DELIVERY OBLIGATION

     Until _________, 2004, all dealers effecting transactions in the offered certificates, whether or not participating in this distribution, may be required to deliver a prospectus supplement and the accompanying prospectus. This is in addition to the obligation of dealers acting as underwriters to deliver a prospectus supplement and the accompanying prospectus with respect to their unsold allotments and subscriptions.

                                   ----------

                                       S-4

--------------------------------------------------------------------------------

                        SUMMARY OF PROSPECTUS SUPPLEMENT

     This summary contains selected information regarding the offering being made by this prospectus supplement. It does not contain all of the information you need to consider in making your investment decision. To understand all of the terms of the offering of the offered certificates, you should read carefully this prospectus supplement and the accompanying prospectus in full.

                  OVERVIEW OF THE SERIES 2004-BPC1 CERTIFICATES

     The offered certificates will be part of a series of commercial mortgage pass-through certificates designated as Commercial Mortgage Pass-Through
Certificates, Series 2004-BPC1, and issued in multiple classes. The immediately following table identifies and specifies various characteristics for those classes of certificates, both offered and non-offered, that bear interest.

         COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2004-BPC1

                                      APPROX.
                                   INITIAL TOTAL   APPROX. %
                      APPROX. %      PRINCIPAL     OF INITIAL      PASS-      INITIAL   WEIGHTED
                        TOTAL         BALANCE       MORTGAGE      THROUGH      PASS-     AVERAGE
           RATINGS     CREDIT       OR NOTIONAL       POOL         RATE       THROUGH     LIFE      PRINCIPAL
 CLASS    FITCH/S&P    SUPPORT        AMOUNT        BALANCE     DESCRIPTION    RATE      (YEARS)      WINDOW
-------   ---------   ---------   --------------   ----------   -----------   -------   --------   -----------
Offered Certificates

A-1        AAA/AAA     12.375%    $   55,381,000      4.443%                     %        2.584    12/04-06/09
A-2        AAA/AAA     12.375%    $  138,500,000     11.112%                     %        4.809    06/09-10/10
A-3        AAA/AAA     12.375%    $  171,324,000     13.746%                     %        6.823    10/10-12/11
A-4        AAA/AAA     12.375%    $   40,800,000      3.273%                     %        8.393    12/11-07/14
A-5        AAA/AAA     12.375%    $  503,278,000     40.379%                     %        9.784    07/14-10/14
A-1A       AAA/AAA     12.375%    $  182,874,000     14.672%                     %        7.387    12/04-10/14
B           AA/AA      10.250%    $   26,486,000      2.125%                     %        9.922    10/14-10/14
C          AA-/AA-      9.250%    $   12,464,000      1.000%                     %        9.973    10/14-11/14
D            A/A        7.750%    $   18,696,000      1.500%                     %       10.006    11/14-11/14

Certificates Not Offered
XC           N/A         N/A      $1,246,399,659       N/A      Variable IO      %         N/A         N/A
XP           N/A         N/A      $1,214,080,000       N/A      Variable IO      %         N/A         N/A
E            N/A        7.000%    $    9,348,000      0.750%                     %         N/A         N/A
F            N/A        5.750%    $   15,580,000      1.250%                     %         N/A         N/A
G            N/A        4.875%    $   10,906,000      0.875%                     %         N/A         N/A
H            N/A        3.625%    $   15,580,000      1.250%                     %         N/A         N/A
J            N/A        3.125%    $    6,232,000      0.500%                     %         N/A         N/A
K            N/A        2.750%    $    4,674,000      0.375%                     %         N/A         N/A
L            N/A        2.250%    $    6,232,000      0.500%                     %         N/A         N/A
M            N/A        1.875%    $    4,674,000      0.375%                     %         N/A         N/A
N            N/A        1.625%    $    3,116,000      0.250%                     %         N/A         N/A
P            N/A        1.375%    $    3,116,000      0.250%                     %         N/A         N/A
Q            N/A        0.000%    $   17,138,659      1.375%                     %         N/A         N/A

     In reviewing the foregoing table, prospective investors should note that--

     o    The class A-1, A-2, A-3, A-4, A-5, A-1A, B, C, D, E, F, G, H, J, K, L,
          M, N, P and Q certificates are the only certificates identified in the table that have principal balances. The principal balance of any of those certificates at any time represents the maximum amount that the holder may receive as principal out of cash flow received on or with respect to the mortgage loans.

     o    The class XC and XP certificates do not have principal balances. They are interest-only certificates and each of those classes will accrue interest on a notional amount.

--------------------------------------------------------------------------------

                                       S-5

--------------------------------------------------------------------------------

     o    For purposes of calculating the amount of accrued interest on the class XC certificates, that class of certificates will have a total notional amount equal to the total principal balance of the class A-1,
          A-2, A-3, A-4, A-5, A-1A, B, C, D, E, F, G, H, J, K, L, M, N, P and Q
          certificates outstanding from time to time.

     o    For purposes of calculating the amount of accrued interest on the class XP certificates, that class of certificates will have a total notional amount that will be determined, from time to time, in the manner described under "Description of the Offered
          Certificates--General" in this prospectus supplement.

     o    The actual total principal balance or notional amount, as applicable, of any class of certificates at initial issuance may be larger or smaller than the amount shown above, depending on the actual size of the initial mortgage pool balance or for other reasons. The actual size of the initial mortgage pool balance may be as much as 5% larger or smaller than the amount presented in this prospectus supplement.

     o    The ratings shown in the table are those of Fitch, Inc. and Standard &
          Poor's Ratings Services, a division of The McGraw-Hill Companies,
          Inc., respectively. The rated final distribution date for the offered certificates is the distribution date in September 2041. A security rating is not a recommendation to buy, sell or hold securities and may be subject to revision or withdrawal at any time by the assigning rating organization. A security rating does not address the likelihood or frequency of voluntary or involuntary prepayments, the possibility that you might suffer a lower than expected yield, the likelihood of receipt of prepayment premiums or yield maintenance charges, any allocation of prepayment interest shortfalls, the likelihood of collection of default interest, or the tax treatment of the certificates or the trust fund.

     o    The percentages indicated under the column "Approx. % Total Credit
          Support" with respect to the class A-1, A-2, A-3, A-4, A-5 and A-1A certificates represent the approximate credit support for the class
          A-1, A-2, A-3, A-4, A-5 and A-1A certificates, collectively.

     o    Each class of certificates identified in the table as having a "Fixed"
          pass-through rate will have a fixed pass-through rate that will remain constant at the initial pass-through rate shown for that class in the table.

     o    Each class of certificates identified in the table as having a "WAC
          Cap" pass-through rate will have a variable pass-through rate equal to the lesser of--

          (a)  the initial pass-through rate identified in the table with respect to that class, and

          (b)  a weighted average of the adjusted net mortgage interest rates on the mortgage loans from time to time.

     o    Each class of certificates identified in the table as having a "WAC"
          pass-through rate will have a variable pass-through rate equal to a weighted average of the adjusted net mortgage interest rates on the mortgage loans from time to time minus, in the case of the class and certificates, a specified percentage that may vary on a class-by-class basis.

     o    The pass-through rates for the class XC and XP certificates will be variable and, as to each such class, will equal the weighted average of the respective strip rates at which interest accrues from time to time on the respective components of the total notional amount of the subject class of certificates; provided that the class XP certificates will in no event accrue interest following the end of the April 2012 interest accrual period. Those strip rates will be calculated by reference to, among other things,

--------------------------------------------------------------------------------

                                       S-6

--------------------------------------------------------------------------------

          a weighted average of the adjusted net mortgage interest rates on the mortgage loans and/or a reference rate.

     o    The pass-through rates applicable to the class XC and XP certificates will, as an aggregate matter, generally equal the excess, if any, of--

          1.   a weighted average of the adjusted net mortgage interest rates on the mortgage loans from time to time, over

          2.   the weighted average of the pass-through rates from time to time on the classes of certificates identified in the table that have principal balances.

     o    The initial pass-through rates listed for the class XC and XP certificates and each class of certificates identified in the table as having a WAC pass-through rate are approximate.

     o    As to any given class of offered certificates, the weighted average life is the average amount of time in years between the assumed settlement date for that class of certificates and the payment of each dollar of principal of that class of certificates.

     o    As to any given class of offered certificates, the principal window is the period during which holders of those certificates would receive distributions of principal.

     o    The weighted average lives and principal windows for the respective classes of offered certificates have been calculated based on the assumptions, among others, that--

          1.   no mortgage loan is prepaid prior to maturity (0% CPR),

          2.   no defaults or losses occur with respect to the mortgage loans,
               and

          3.   no extensions of maturity dates of mortgage loans occur. See
               "Yield and Maturity Considerations--Weighted Average Lives" in
               this prospectus supplement.

     o    The certificates will also include the class R-I and R-II
          certificates, which are not presented in the table. The class R-I and
          R-II certificates do not have principal balances or notional amounts and do not accrue interest. The class R-I and R-II certificates are not offered by this prospectus supplement.

     o    When we refer to the "adjusted net mortgage interest rate" of a mortgage loan in the bullets above, we mean the mortgage interest rate for that mortgage loan in effect as of the date of initial issuance of the certificates--

          1.   net of the sum of the rates at which the related master servicing fee and the trustee fee accrue,

          2.   without regard to any increase in the mortgage interest rate that may occur in connection with a default,

          3.   without regard to any modification of the mortgage interest rate that may occur after the date of initial issuance of the
               certificates, and

          4.   as that net mortgage interest rate for that mortgage loan, if it accrues interest on the basis of the actual number of days during each one-month accrual period in a year assumed to consist of 360 days, may be adjusted in the manner described in this prospectus

--------------------------------------------------------------------------------

                                       S-7

--------------------------------------------------------------------------------

               supplement for purposes of calculating the pass-through rates of the various classes of interest-bearing certificates.

     The offered certificates will evidence beneficial ownership interests in the trust fund. The primary assets of the trust fund will consist of a segregated pool of mortgage loans. When we refer to mortgage loans in this prospectus supplement, we are referring to the mortgage loans that we intend to include in the trust fund, unless the context clearly indicates otherwise. We identify the mortgage loans that we intend to include in the trust fund on Annex
A-1 to this prospectus supplement.

     The governing document for purposes of issuing the offered certificates, as well as the other certificates, and forming the trust fund will be a pooling and servicing agreement to be dated as of November 1, 2004. The pooling and servicing agreement will, in general, with two exceptions, also govern the servicing and administration of the mortgage loans and the other assets that back the certificates. The parties to the pooling and servicing agreement will include us, a trustee, a fiscal agent, a master servicer and a special servicer.
A copy of the pooling and servicing agreement will be filed with the Securities and Exchange Commission as an exhibit to a current report on Form 8-K, within 15 days of the initial issuance of the certificates. The Securities and Exchange
Commission will make that current report on Form 8-K and its exhibits available to the public for inspection. See "Available Information; Incorporation by
Reference" in the accompanying prospectus.

     For purposes of making distributions to the class A-1, A-2, A-3, A-4, A-5 and A-1A certificates, the mortgage loans will be deemed to consist of two distinct groups, loan group 1 and loan group 2. Loan group 1 will consist of 76 mortgage loans, with an initial loan group 1 balance of $1,063,525,411, representing approximately 85.3% of the initial mortgage pool balance. Loan group 2 will consist of 19 mortgage loans, with an initial loan group 2 balance of $182,874,249, representing approximately 14.7% of the initial mortgage pool balance. Annex A-1 to this prospectus supplement sets forth the loan group designation with respect to each mortgage loan.

                                RELEVANT PARTIES

WE AND US.....................   Our name is Merrill Lynch Mortgage Investors,
                                 Inc. We are a special purpose Delaware
                                 corporation. Our address is 4 World Financial
                                 Center, 16th Floor, 250 Vesey Street, New York,
                                 New York 10080 and our telephone number is
                                 (212) 449-1000. See "Merrill Lynch Mortgage
                                 Investors, Inc." in the accompanying
                                 prospectus.

TRUSTEE.......................   LaSalle Bank National Association, a national
                                 banking association with corporate trust
                                 offices located in Chicago, Illinois, will act
                                 as trustee on behalf of all the
                                 certificateholders. The corporate trust office
                                 of the trustee is located at 135 S. LaSalle
                                 Street, Suite 1625, Chicago, Illinois 60603,
                                 Attention: Global Securitization Trust Services
                                 Group--Merrill Lynch Mortgage Trust 2004-BPC1.
                                 The trustee will be responsible for
                                 distributing payments to certificateholders and
                                 delivering certain reports to
                                 certificateholders that provide various details
                                 regarding the certificates and the mortgage
                                 loans. The trustee will also be primarily
                                 responsible for back-up advancing. See
                                 "Description of the Offered Certificates--The
                                 Trustee" in this prospectus supplement. The
                                 trustee will also have, or be responsible for
                                 appointing an agent to perform, additional
                                 duties with respect to tax administration.

--------------------------------------------------------------------------------

                                       S-8

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FISCAL AGENT..................   ABN AMRO Bank N.V., a Netherlands banking
                                 corporation, will act as fiscal agent. The
                                 fiscal agent will be responsible for back-up
                                 advancing. See "Description of the Offered
                                 Certificates--The Fiscal Agent" in this
                                 prospectus supplement.

MASTER SERVICER...............   Midland Loan Services, Inc., a Delaware
                                 corporation, will act as master servicer with
                                 respect to the mortgage loans and will be
                                 primarily responsible for collecting payments
                                 and gathering information with respect to the
                                 mortgage loans, subject to the discussion under
                                 "--Bank of America Center and Dallas Market
                                 Center Master Servicer and Special Servicer"
                                 below. The primary servicing offices of Midland
                                 Loan Services, Inc. are located at 10851 Mastin
                                 Street, Suite 700, Overland Park, Kansas 66210.
                                 See "Servicing of the Mortgage Loans--The
                                 Master Servicer and the Special Servicer" in
                                 this prospectus supplement. Midland Loan
                                 Services, Inc. is a subsidiary of PNC Bank,
                                 National Association, one of the mortgage loan
                                 sellers, and an affiliate of PNC Capital
                                 Markets, Inc., one of the underwriters.

SPECIAL SERVICER..............   J.E. Robert Company, Inc., a Virginia
                                 corporation, will act as special servicer with
                                 respect to the mortgage loans and will be
                                 primarily responsible for making decisions and
                                 performing certain servicing functions with
                                 respect to the mortgage loans that, in general,
                                 are in default or as to which default is
                                 imminent, subject to the discussion under
                                 "--Bank of America Center and Dallas Market
                                 Center Master Servicer and Special Servicer"
                                 below. The primary servicing offices of J.E.
                                 Robert Company, Inc. are located at 1650 Tysons
                                 Boulevard, Suite 1600, McLean, Virginia 22102.
                                 We anticipate that the initial controlling
                                 class representative will be an affiliate of
                                 the special servicer. See "Servicing of the
                                 Mortgage Loans--The Master Servicer and the
                                 Special Servicer" in this prospectus
                                 supplement.

BANC OF AMERICA SERIES
2004-4 TRUSTEE, MASTER
SERVICER AND SPECIAL
SERVICER......................   The mortgage loans respectively secured by the
                                 mortgaged real properties identified on Annex
                                 A-1 to this prospectus supplement as Bank of
                                 America Center and Dallas Market Center, which
                                 mortgage loans have cut-off date principal
                                 balances of $130,000,000 and $49,875,580,
                                 respectively, and represent approximately 10.4%
                                 and 4.0% of the initial mortgage pool balance
                                 and approximately 12.2% and 4.7% of the initial
                                 loan group 1 balance, respectively, are each
                                 part of a split loan structure. The split loan
                                 structure secured by the Bank of America Center
                                 mortgaged real property consists of three (3)
                                 mortgage loans, including the Bank of America
                                 Center pari passu trust mortgage loan. The
                                 split loan structure secured by the Dallas
                                 Market Center mortgaged real property consists
                                 of two (2) mortgage loans, including the Dallas
                                 Market Center pari passu trust mortgage loan.
                                 We refer to each of those mortgage

--------------------------------------------------------------------------------

                                       S-9

--------------------------------------------------------------------------------

                                 loans that we intend to include in the trust as
                                 a "pari passu trust mortgage loan" in this
                                 prospectus supplement.

                                 The first of the two (2) other mortgage loans
                                 in the Bank of America Center split loan
                                 structure and the other mortgage loan in the
                                 Dallas Market Center split loan structure have
                                 each been deposited in the trust fund for the
                                 Banc of America Commercial Mortgage Inc.
                                 Commercial Mortgage Pass-Through Certificates,
                                 Series 2004-4 commercial mortgage
                                 securitization.

                                 The related intercreditor agreement for each of
                                 those two split loan structures generally
                                 provide that the mortgage loans secured by the
                                 Bank of America Center mortgaged real property
                                 and the mortgage loans secured by the Dallas
                                 Market Center mortgaged real property are to be
                                 serviced and administered pursuant to the Banc
                                 of America Series 2004-4 pooling and servicing
                                 agreement (the governing document for the Banc
                                 of America Series 2004-4 commercial mortgage
                                 securitization), which provides for servicing
                                 arrangements that are generally similar but not
                                 identical to those under the pooling and
                                 servicing agreement. In that regard--

                                 o    LaSalle Bank National Association, a
                                      national banking association, which is the
                                      trustee under the Banc of America Series
                                      2004-4 pooling and servicing agreement,
                                      is, in that capacity, the mortgagee of
                                      record for all three (3) mortgage loans
                                      secured by the Bank of America Center
                                      mortgaged real property and for both
                                      mortgage loans secured by the Dallas
                                      Market Center mortgaged real property;

                                 o    Bank of America, N.A., a national banking
                                      association, which is the master servicer
                                      under the Banc of America Series 2004-4
                                      pooling and servicing agreement, is the
                                      master servicer for all three (3) mortgage
                                      loans secured by the Bank of America
                                      Center mortgaged real property and for
                                      both mortgage loans secured by the Dallas
                                      Market Center mortgaged real property; and

                                 o    Midland Loan Services, Inc., a Delaware
                                      corporation, which is the special servicer
                                      under the Banc of America Series 2004-4
                                      pooling and servicing agreement, is the
                                      special servicer for all three (3)
                                      mortgage loans secured by the Bank of
                                      America Center mortgaged real property and
                                      for both mortgage loans secured by the
                                      Dallas Market Center mortgaged real
                                      property.

                                 For more information regarding the split loan
                                 structures, see "--The Mortgage Loans and the
                                 Mortgaged Real Properties--Payment and Other
                                 Terms--Split Loan Structures" below and

--------------------------------------------------------------------------------

                                      S-10

--------------------------------------------------------------------------------

                                 "Description of the Mortgage Pool--Split Loan
                                 Structures" in this prospectus supplement.

CONTROLLING CLASS OF
CERTIFICATEHOLDERS............   The holders -- or, if applicable, beneficial
                                 owners -- of certificates representing a
                                 majority interest in a designated controlling
                                 class of the certificates (initially the class
                                 Q certificates) will have the right, subject to
                                 the conditions described under "Servicing of
                                 the Mortgage Loans--The Controlling Class
                                 Representative" and "--Replacement of the
                                 Special Servicer" in this prospectus
                                 supplement, to--

                                 o    replace the special servicer; and

                                 o    select a representative that may--

                                      1.   direct and advise the special
                                           servicer on various servicing matters
                                           with respect to the mortgage loans
                                           (other than the Bank of America
                                           Center and Dallas Market Center pari
                                           passu trust mortgage loans); and

                                      2.   exercise certain of the rights
                                           granted to the holder(s) of a
                                           majority interest in the controlling
                                           class of certificates or the holder
                                           of the largest interest in the
                                           controlling class.

                                 Unless there are significant losses on the
                                 mortgage loans, the controlling class of
                                 certificateholders will be the holders of a
                                 non-offered class of certificates. We
                                 anticipate that JER Investors Trust Inc., an
                                 affiliate of the initial special servicer, will
                                 purchase certain non-offered classes of
                                 certificates, including the class Q
                                 certificates, and will be the initial
                                 controlling class representative.

                                 The controlling class of certificateholders
                                 will generally not have any rights to direct
                                 the servicing and/or administration of the Bank
                                 of America Center pari passu trust mortgage
                                 loan and/or Dallas Market Center pari passu
                                 trust mortgage loan, as described in the second
                                 preceding paragraph, except in the limited
                                 circumstances as described in "Description of
                                 the Mortgage Pool--Split Loan Structures" in
                                 this prospectus supplement. These rights with
                                 respect to the Bank of America pari passu trust
                                 mortgage loan and/or Dallas Market Center pari
                                 passu trust mortgage loan will be generally
                                 exercised by the holder(s) of certain
                                 beneficial ownership interests in the junior
                                 portion of the related pari passu loan group
                                 prior to the occurrence and continuance of
                                 certain events we describe as a pari passu loan
                                 group control appraisal period. See
                                 "Description of the Mortgage Pool--Split Loan
                                 Structures" in this prospectus supplement.

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                                      S-11

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MORTGAGE LOAN SELLERS.........   We will acquire the mortgage loans that will
                                 back the certificates from--

                                 o    Merrill Lynch Mortgage Lending, Inc., a
                                      Delaware corporation;

                                 o    Bank of America, N.A., a national banking
                                      association;

                                 o    PNC Bank, National Association, a national
                                      banking association; and

                                 o    CDC Mortgage Capital Inc., a New York
                                      corporation;

                                 each of which originated or acquired the
                                 mortgage loans to be included in the trust.

                                 It is expected that as of November 1, 2004, CDC
                                 Mortgage Capital Inc. will change its name to
                                 IXIS Real Estate Capital Inc.

                                 See "Description of the Mortgage Pool--The
                                 Mortgage Loan Sellers" in this prospectus
                                 supplement.

                                 The following table shows the number of
                                 mortgage loans that we expect will be sold to
                                 us by each mortgage loan seller and the
                                 respective percentages that those mortgage
                                 loans represent of the initial mortgage pool
                                 balance, the initial loan group 1 balance and
                                 the initial loan group 2 balance.

                                                   AGGREGATE       % OF       % OF      % OF
                                                    CUT-OFF       INITIAL   INITIAL   INITIAL
                                    NUMBER OF        DATE        MORTGAGE     LOAN      LOAN
             MORTGAGE                MORTGAGE      PRINCIPAL       POOL     GROUP 1   GROUP 2
           LOAN SELLER                LOANS         BALANCE       BALANCE   BALANCE   BALANCE
---------------------------------   ---------   --------------   --------   -------   -------

1. Merrill Lynch Mortgage
   Lending, Inc.                        31      $  438,622,029     35.2%      38.0%     18.6%
2. Bank of America, N.A.                21         393,056,419     31.5       35.5       8.7
3. PNC Bank, National Association       35         286,637,760     23.0       16.8      59.3
4. CDC Mortgage Capital Inc.             8         128,083,453     10.3        9.7      13.4
                                       ---      --------------    -----      -----     -----
                                        95      $1,246,399,660    100.0%     100.0%    100.0%

UNDERWRITERS..................   The underwriters for this offering are: Merrill
                                 Lynch, Pierce, Fenner & Smith Incorporated, a
                                 Delaware corporation; Banc of America
                                 Securities LLC, a Delaware limited liability
                                 company; PNC Capital Markets, Inc. a
                                 Pennsylvania corporation; Caisse Des Depots
                                 Securities Inc., doing business as CDC
                                 Securities, a New York corporation; and J.P.
                                 Morgan Securities Inc., a Delaware corporation.
                                 It is expected that as of November 1, 2004,
                                 Caisse Des Depots Securities Inc. will change
                                 its name to IXIS Securities North America Inc.
                                 See "Method of Distribution" in this prospectus
                                 supplement. Each underwriter (other than J.P.
                                 Morgan Securities Inc.) is an affiliate of a

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                                      S-12

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                                 mortgage loan seller. In addition, Merrill
                                 Lynch, Pierce, Fenner & Smith Incorporated is
                                 our affiliate.

                                 Merrill Lynch, Pierce, Fenner & Smith
                                 Incorporated and Banc of America Securities LLC
                                 are acting as co-lead managers for this
                                 offering. PNC Capital Markets, Inc., CDC
                                 Securities and J.P. Morgan Securities Inc. are
                                 acting as co-managers for this offering.
                                 Merrill Lynch, Pierce, Fenner & Smith
                                 Incorporated and Banc of America Securities LLC
                                 are acting as joint bookrunning managers in the
                                 following manner: Banc of America Securities
                                 LLC is acting as sole bookrunning manager with
                                 respect to ___% of the class ___ certificates,
                                 and Merrill Lynch, Pierce, Fenner & Smith
                                 Incorporated is acting as sole bookrunning
                                 manager with respect with respect to the
                                 remainder of the class ___ certificates and all
                                 other classes of offered certificates.

                           RELEVANT DATES AND PERIODS

CUT-OFF DATE..................   References in this prospectus supplement to the
                                 "cut-off date" mean, with respect to each
                                 mortgage loan, the related due date of that
                                 mortgage loan in November 2004 or, with respect
                                 to those mortgage loans, if any, that were
                                 originated in October 2004 and have their first
                                 payment date in December 2004, November 1,
                                 2004. All payments and collections received on
                                 each mortgage loan after the cut-off date,
                                 excluding any payments or collections that
                                 represent amounts due on or before that date,
                                 will belong to the trust fund.

CLOSING DATE..................   The date of initial issuance for the offered
                                 certificates will be on or about November 10,
                                 2004.

DETERMINATION DATE............   For any distribution date, the fourth business
                                 day prior to the distribution date.

                                 Notwithstanding the foregoing, the Banc of
                                 America Series 2004-4 master servicer may
                                 determine collections received with respect to
                                 the Bank of America Center and Dallas Market
                                 Center pari passu trust mortgage loans as of an
                                 earlier date during each month.

DISTRIBUTION DATE.............   Payments on the offered certificates are
                                 scheduled to occur monthly, commencing in
                                 December 2004. During any given month, the
                                 distribution date will be the 12th day of such
                                 month or, if the 12th day is not a business
                                 day, the next succeeding business day.

RECORD DATE...................   The record date for each monthly payment on an
                                 offered certificate will be the last business
                                 day of the prior calendar month. The registered
                                 holders of the offered certificates at the
                                 close of business on each record date will be
                                 entitled to receive

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                                      S-13

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                                 any payments on those certificates on the
                                 following distribution date.

RATED FINAL DISTRIBUTION
DATE..........................   The rated final distribution date for each
                                 class of the offered certificates is the
                                 distribution date in September 2041.

ASSUMED FINAL DISTRIBUTION
DATES.........................   The distribution date on which each class of
                                 offered certificates is expected to be paid in
                                 full, assuming, among other things, no
                                 delinquencies, losses, modifications,
                                 extensions of maturity dates, repurchases or,
                                 except as contemplated by the next sentence,
                                 prepayments of the mortgage loans after the
                                 initial issuance of the certificates, is set
                                 forth opposite that class in the table below.

                                              MONTH AND YEAR OF
                                         ASSUMED FINAL DISTRIBUTION
                                 CLASS              DATE
                                 -----   --------------------------
                                  A-1             June 2009
                                  A-2            October 2010
                                  A-3           December 2011
                                  A-4             July 2014
                                  A-5            October 2014
                                  A-1A           October 2014
                                   B             October 2014
                                   C            November 2014
                                   D            November 2014

                                 See the maturity assumptions described under
                                 "Yield and Maturity Considerations" in this
                                 prospectus supplement for further assumptions
                                 that were taken into account in determining the
                                 assumed final distribution dates.

COLLECTION PERIOD.............   On any distribution date, amounts available for
                                 payment on the offered certificates will depend
                                 on the payments and other collections received,
                                 and any advances of payments due, on the
                                 mortgage loans during the related collection
                                 period. Each collection period--

                                 o    will relate to a particular distribution
                                      date;

                                 o    will be approximately one month long;

                                 o    will begin on the day after the
                                      determination date in the immediately
                                      preceding month or, in the case of the
                                      first collection period, will begin
                                      immediately following the relevant cut-off
                                      date; and

                                 o    will end on the determination date in the
                                      month of the related distribution date.

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                                      S-14

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                                 However, the collection period for any
                                 distribution date for the Bank of America
                                 Center and Dallas Market Center pari passu
                                 trust mortgage loans may differ from the
                                 collection period with respect to the rest of
                                 the mortgage pool for that distribution date.
                                 Accordingly, there may be two collection
                                 periods with respect to each distribution
                                 date--

                                 o    a collection period with respect to the
                                      Bank of America Center and Dallas Market
                                      Center pari passu trust mortgage loans,
                                      and

                                 o    a collection period with respect to the
                                      rest of the mortgage pool,

                                 which two collection periods will not
                                 necessarily coincide with each other. Unless
                                 the context clearly indicates otherwise,
                                 references in any other portion of this
                                 prospectus supplement to "collection period"
                                 will mean, individually and collectively, as
                                 applicable, the foregoing two (2) collection
                                 periods for the subject distribution date.

INTEREST ACCRUAL PERIOD.......   The amount of interest payable with respect to
                                 the offered certificates on any distribution
                                 date will be a function of the interest accrued
                                 during the related interest accrual period. The
                                 interest accrual period for any distribution
                                 date will be the calendar month immediately
                                 preceding the month in which that distribution
                                 date occurs; provided that, for the purposes of
                                 calculating interest on the interest-bearing
                                 classes of the certificates, each interest
                                 accrual period will be deemed to consist of 30
                                 days and each year will be deemed to consist of
                                 360 days.

                     DESCRIPTION OF THE OFFERED CERTIFICATES

GENERAL.......................   The trust fund will issue 24 classes of the
                                 certificates with an approximate total
                                 principal balance at initial issuance equal to
                                 $1,246,399,659. Nine of those classes of the
                                 certificates are being offered by this
                                 prospectus supplement. The remaining classes of
                                 the certificates will be offered separately in
                                 a private offering.

                                 The classes offered by this prospectus
                                 supplement are:

                                 o    class A-1, A-2, A-3, A-4, A-5 and A-1A,

                                 o    class B,

                                 o    class C, and

                                 o    class D.

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                                      S-15

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                                 Distributions on the offered certificates will
                                 be made solely from collections on the mortgage
                                 pool. The offered certificates are
                                 mortgage-backed securities issued by the trust
                                 fund.

REGISTRATION AND
DENOMINATIONS.................   We intend to deliver the offered certificates
                                 in book-entry form in original denominations of
                                 $25,000 initial principal balance and in any
                                 whole dollar denomination in excess of $25,000.

                                 You will initially hold your offered
                                 certificates through The Depository Trust
                                 Company and they will be registered in the name
                                 of Cede & Co. as nominee for The Depository
                                 Trust Company. As a result, you will not
                                 receive a fully registered physical certificate
                                 representing your interest in any offered
                                 certificate, except under the limited
                                 circumstances described under "Description of
                                 the Offered Certificates--Registration and
                                 Denominations" in this prospectus supplement
                                 and under "Description of the
                                 Certificates--Book-Entry Registration" in the
                                 accompanying prospectus.

TOTAL PRINCIPAL BALANCE OR
NOTIONAL AMOUNT AT INITIAL
ISSUANCE......................   The table appearing under the caption
                                 "--Overview of the Series 2004-BPC1
                                 Certificates" above identifies for each class
                                 of the certificates, excluding the class R-I
                                 and R-II certificates, the approximate total
                                 initial principal balance or notional amount,
                                 as applicable, of that class.

                                 The actual total initial principal balance or
                                 notional amount of any class of certificates
                                 may be larger or smaller than the amount shown
                                 above, depending on the actual size of the
                                 initial mortgage pool balance or for other
                                 reasons. The actual size of the initial
                                 mortgage pool balance may be as much as 5%
                                 larger or smaller than the amount presented in
                                 this prospectus supplement.

                                 The class A-1, A-2, A-3, A-4, A-5, A-1A, B, C,
                                 D, E, F, G, H, J, K, L, M, N, P and Q
                                 certificates are the only certificates with
                                 principal balances and are sometimes referred
                                 to as the principal balance certificates. The
                                 principal balance of any of those certificates
                                 at any time represents the maximum amount that
                                 the holder may receive as principal out of
                                 cashflow received on or with respect to the
                                 mortgage loans.

                                 The class XC and XP certificates do not have
                                 principal balances. They are interest-only
                                 certificates. For a description of the notional
                                 amount of the class XC and XP certificates, see
                                 "Description of the Offered
                                 Certificates--General" in this prospectus
                                 supplement.

                                 The class R-I and R-II certificates do not have
                                 principal balances or notional amounts. The
                                 class R-I and R-II certificates are residual
                                 interest certificates and the holders of the
                                 class R-I and

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                                      S-16

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                                 R-II certificates are not expected to receive
                                 any material payments.

PASS-THROUGH RATE.............   The table appearing under the caption
                                 "--Overview of the Series 2004-BPC1
                                 Certificates" above provides the indicated
                                 information regarding the pass-through rate at
                                 which each class of the offered certificates
                                 will accrue interest.

                                 The pass-through rates for the class ___, ___,
                                 ___, ___, ___ and ___ certificates will, in the
                                 case of each of these classes, be fixed at the
                                 rate per annum identified in the table
                                 appearing under the caption "--Overview of the
                                 Series 2004-BPC1 Certificates" above as the
                                 initial pass-through rate for the subject
                                 class.

                                 The pass-through rates for the class ___, ___,
                                 ___, ___, ___ and ___ certificates will, in the
                                 case of each of these classes, be a variable
                                 rate that, with respect to any interest accrual
                                 period, is equal to the lesser of:

                                 (a)  the rate per annum identified in the table
                                      appearing under the caption "--Overview of
                                      the Series 2004-BPC1 Certificates" above
                                      as the initial pass-through rate for the
                                      subject class, and

                                 (b)  a weighted average of the adjusted net
                                      mortgage interest rates on the mortgage
                                      loans for the related distribution date.

                                 The pass-through rates for the class ___, ___
                                 and ___ certificates will, in the case of each
                                 of these classes, be a variable rate that, with
                                 respect to any interest accrual period, is
                                 equal to a weighted average of the adjusted net
                                 mortgage interest rates on the mortgage loans
                                 for the related distribution date.

                                 The pass-through rates for the class ___ and
                                 ___ certificates will, in the case of each of
                                 these classes, be a variable rate that, with
                                 respect to any interest accrual period, is
                                 equal to a weighted average of the adjusted net
                                 mortgage interest rates on the mortgage loans
                                 for the related distribution date minus a class
                                 margin. That class margin will be ___%, in the
                                 case of the class ___ certificates, and ___%,
                                 in the case of the class ___ certificates.

                                 The pass-through rates for the class XC and XP
                                 certificates will be variable and, as to each
                                 such class, will equal the weighted average of
                                 the respective strip rates at which interest
                                 accrues from time to time on the respective
                                 components of the total notional amount of the
                                 subject class of certificates; provided that
                                 the class XP certificates will in no event
                                 accrue interest following the end of the April
                                 2012 interest accrual period.

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                                      S-17

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                                 When we refer to the adjusted net mortgage
                                 interest rate of a mortgage loan in this
                                 "--Pass-Through Rate" subsection, we mean the
                                 net mortgage interest rate for that mortgage
                                 loan as calculated and adjusted in the manner
                                 described in the final bullet under "--Overview
                                 of the Series 2004-BPC1 Certificates" above.

                                 For additional information regarding the
                                 pass-through rates, including the pass-through
                                 rates for the non-offered interest-bearing
                                 certificates, see "Description of the Offered
                                 Certificates--Calculation of Pass-Through
                                 Rates" in this prospectus supplement.

PAYMENTS

A. GENERAL....................   For purposes of making distributions to the
                                 class A-1, A-2, A-3, A-4, A-5 and A-1A
                                 certificates, the mortgage loans will be deemed
                                 to consist of two distinct groups, loan group 1
                                 and loan group 2. Loan group 1 will consist of
                                 76 mortgage loans, with an initial loan group 1
                                 balance of $1,063,525,411 representing
                                 approximately 85.3% of the initial mortgage
                                 pool balance. Loan group 2 will consist of 19
                                 mortgage loans, with an initial loan group 2
                                 balance of $182,874,249 representing
                                 approximately 14.7% of the initial mortgage
                                 pool balance. Annex A-1 to this prospectus
                                 supplement sets forth the loan group
                                 designation with respect to each mortgage loan.

                                 On each distribution date, to the extent of
                                 available funds attributable to the mortgage
                                 loans as described below, the trustee will make
                                 payments of interest and, except in the case of
                                 the class XC and XP certificates, principal to
                                 the holders of the following classes of
                                 certificates, in the following order:

                                 PAYMENT ORDER              CLASS
                                 -------------   ------------------------
                                        1        A-1, A-2, A-3, A-4, A-5,
                                                      A-1A, XC and XP
                                        2                    B
                                        3                    C
                                        4                    D
                                        5                    E
                                        6                    F
                                        7                    G
                                        8                    H
                                        9                    J
                                       10                    K
                                       11                    L
                                       12                    M
                                       13                    N
                                       14                    P
                                       15                    Q

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                                      S-18

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                                 Payments of interest in respect of the class
                                 A-1, A-2, A-3, A-4 and A-5 certificates will be
                                 made pro rata, based on entitlement, to the
                                 extent of available funds attributable to the
                                 mortgage loans in loan group 1. Payments of
                                 interest in respect of the class A-1A
                                 certificates will be made to the extent of
                                 available funds attributable to the mortgage
                                 loans in loan group 2. Payments of interest on
                                 the class XC and XP certificates will be made
                                 pro rata, based on entitlement, and without
                                 regard to loan groups. If, on any distribution
                                 date, the funds available for distribution
                                 thereon are insufficient to pay in full the
                                 total amount of interest to be paid to any of
                                 the class A-1, A-2, A-3, A-4, A-5, A-1A, XC
                                 and/or XP certificates, then such funds
                                 available for distribution will be allocated
                                 among all these classes pro rata in accordance
                                 with their interest entitlements, without
                                 regard to loan groups.

                                 Allocation of principal payments among the
                                 class A-1, A-2, A-3, A-4, A-5 and A-1A
                                 certificates is described under
                                 "--Payments--Payments of Principal" below. The
                                 class XC and XP certificates do not have
                                 principal balances and do not entitle their
                                 holders to payments of principal. See
                                 "Description of the Offered
                                 Certificates--Payments--Priority of Payments"
                                 in this prospectus supplement.

B. PAYMENTS OF INTEREST.......   Each class of certificates will bear interest,
                                 with the exception of the class R-I and R-II
                                 certificates. With respect to each
                                 interest-bearing class of certificates, that
                                 interest will accrue during each interest
                                 accrual period based upon--

                                 o    the pass-through rate applicable for the
                                      particular class for that interest accrual
                                      period;

                                 o    the total principal balance or notional
                                      amount, as the case may be, of the
                                      particular class outstanding immediately
                                      prior to the related distribution date;
                                      and

                                 o    the assumption that each year consists of
                                      twelve 30-day months.

                                 A whole or partial prepayment on a mortgage
                                 loan may not be accompanied by the amount of
                                 one full month's interest on the prepayment. As
                                 and to the extent described under "Description
                                 of the Offered Certificates--Payments--Payments
                                 of Interest" in this prospectus supplement,
                                 these shortfalls may be allocated to reduce the
                                 amount of accrued interest otherwise payable to
                                 the holders of the respective interest-bearing
                                 classes of the certificates (other than the
                                 class XC and XP certificates).

                                 On each distribution date, subject to available
                                 funds and the payment priorities described
                                 under "--Payments--General" above, you will be
                                 entitled to receive your proportionate share of
                                 all unpaid interest accrued with respect to
                                 your class of offered

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                                      S-19

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                                 certificates through the end of the related
                                 interest accrual period less your class's share
                                 of any shortfalls in interest collections due
                                 to prepayments on mortgage loans that are not
                                 offset by certain payments made by the master
                                 servicer.

                                 If, as described below under "--Payments of
                                 Principal", collections of principal are
                                 insufficient to make a full reimbursement for
                                 nonrecoverable advances, those amounts may be
                                 reimbursed from interest on the mortgage loans,
                                 thereby reducing the amount of interest
                                 otherwise distributable on the interest-bearing
                                 certificates on the related distribution date.

                                 See "Description of the Offered
                                 Certificates--Payments--Payments of Interest",
                                 "--Payments--Priority of Payments" and
                                 "--Calculation of Pass-Through Rates" in this
                                 prospectus supplement.

C. PAYMENTS OF PRINCIPAL......   The class XC, XP, R-I and R-II certificates do
                                 not have principal balances and do not entitle
                                 their holders to payments of principal. Subject
                                 to available funds and the payment priorities
                                 described under "--Payments--General" above,
                                 however, the holders of each class of principal
                                 balance certificates will be entitled to
                                 receive a total amount of principal over time
                                 equal to the initial principal balance of their
                                 particular class. The trustee will be required
                                 to make payments of principal in a specified
                                 sequential order to ensure that--

                                 o    no payments of principal will be made to
                                      the holders of the class E, F, G, H, J, K,
                                      L, M, N, P or Q certificates until the
                                      total principal balance of the offered
                                      certificates is reduced to zero;

                                 o    no payments of principal will be made to
                                      the holders of the class B, C or D
                                      certificates until, in the case of each of
                                      those classes, the total principal balance
                                      of all more senior classes of offered
                                      certificates is reduced to zero; and

                                 o    except as described below in the following
                                      paragraph, payments of principal will be
                                      made--

                                      (i)  to the holders of the class A-1, A-2,
                                           A-3, A-4 and A-5 certificates, in
                                           sequential order, in an amount equal
                                           to the funds allocated to principal
                                           with respect to mortgage loans in
                                           loan group 1 and, after the total
                                           principal balance of the class A-1A
                                           certificates have been reduced to
                                           zero, the funds allocated to
                                           principal with respect to mortgage
                                           loans in loan group 2, until the
                                           respective total principal balances
                                           of the class A-

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                                      S-20

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                                           1, A-2, A-3, A-4 and A-5
                                           certificates, in that order, are
                                           reduced to zero, and

                                      (ii) to the holders of the class A-1A
                                           certificates, in an amount equal to
                                           the funds allocated to principal with
                                           respect to mortgage loans in loan
                                           group 2 and, after the total
                                           principal balance of the class A-5
                                           certificates has been reduced to
                                           zero, the funds allocated to
                                           principal with respect to mortgage
                                           loans in loan group 1, until the
                                           total principal balance of the class
                                           A-1A certificates is reduced to zero.

                                 Because of losses on the mortgage loans and/or
                                 default-related or other unanticipated expenses
                                 of the trust, the total principal balance of
                                 the class B, C, D, E, F, G, H, J, K, L, M, N, P
                                 and Q certificates could be reduced to zero at
                                 a time when the class A-1, A-2, A-3, A-4, A-5
                                 and A-1A certificates remain outstanding. If
                                 the total principal balance of the class B, C,
                                 D, E, F, G, H, J, K, L, M, N, P and Q
                                 certificates is reduced to zero at a time when
                                 the class A-1, A-2, A-3, A-4, A-5 and A-1A
                                 certificates, or any two or more of those
                                 classes, remain outstanding, any payments of
                                 principal will be distributed to the holders of
                                 the outstanding class A-1, A-2, A-3, A-4, A-5
                                 and A-1A certificates, pro rata, rather than
                                 sequentially, in accordance with their
                                 respective principal balances and without
                                 regard to loan groups.

                                 The total payments of principal to be made on
                                 the principal balance certificates on any
                                 distribution date will generally be a function
                                 of--

                                 o    the amount of scheduled payments of
                                      principal due or, in some cases, deemed
                                      due on the mortgage loans during the
                                      related collection period, which payments
                                      are either received as of the end of that
                                      collection period or advanced by the
                                      master servicer (or, in the case of the
                                      Bank of America Center and Dallas Market
                                      Center pari passu trust mortgage loans,
                                      advanced by the master servicer under the
                                      Banc of America Series 2004-4 pooling and
                                      servicing agreement), the trustee or the
                                      fiscal agent; and

                                 o    the amount of any prepayments and other
                                      unscheduled collections of previously
                                      unadvanced principal with respect to the
                                      mortgage loans that are received during
                                      the related collection period.

                                 The master servicer and the special servicer
                                 will not be required to make any advances with
                                 respect to the Bank of America Center and
                                 Dallas Market Center pari passu trust mortgage
                                 loans, but the trustee and the fiscal agent
                                 will have similar back-up

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                                      S-21

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                                 advancing obligations with respect to the Bank
                                 of America Center and Dallas Market Center pari
                                 passu trust mortgage loans as they do with
                                 respect to the other mortgage loans.

                                 If the master servicer, the special servicer,
                                 the trustee or the fiscal agent reimburses
                                 itself out of general collections on the
                                 mortgage pool for any advance that it has
                                 determined is not recoverable, together with
                                 any interest accrued on that advance, out of
                                 collections on the related mortgage loan, then
                                 (subject to the discussions in the second and
                                 third following paragraphs) that advance,
                                 together with interest accrued on that advance,
                                 will be reimbursed first out of payments and
                                 other collections of principal on all the
                                 mortgage loans, thereby reducing the amount of
                                 principal otherwise distributable on the
                                 principal balance certificates on the related
                                 distribution date, prior to being reimbursed
                                 out of payments and other collections of
                                 interest on all the mortgage loans.

                                 Additionally, if any advance, together with
                                 interest accrued on that advance, with respect
                                 to a defaulted mortgage loan remains
                                 unreimbursed following the time that the
                                 mortgage loan is modified and returned to
                                 performing status, then (subject to the
                                 discussion in the following two paragraphs and
                                 even though that advance has not been deemed
                                 nonrecoverable from collections on the related
                                 mortgage loan) the master servicer, the special
                                 servicer, the trustee or the fiscal agent, as
                                 applicable, will be entitled to reimbursement
                                 for that advance, with interest, on a monthly
                                 basis, out of payments and other collections of
                                 principal on all the mortgage loans after the
                                 application of those principal payments and
                                 collections to reimburse any party for
                                 nonrecoverable debt service advances and/or
                                 nonrecoverable servicing advances as described
                                 in the prior paragraph, thereby reducing the
                                 amount of principal otherwise distributable in
                                 respect of the principal balance certificates
                                 on the related distribution date.

                                 Reimbursements of the advances described in the
                                 prior two paragraphs will generally be made
                                 first from principal collections on the
                                 mortgage loans included in the loan group which
                                 includes the mortgage loan in respect of which
                                 the advance was made, and if those collections
                                 are insufficient to make a full reimbursement,
                                 then from principal collections on the mortgage
                                 loans in the other loan group. As a result,
                                 distributions of principal of the class A-1,
                                 A-2, A-3, A-4, A-5 and A-1A certificates may be
                                 reduced even if the advances being reimbursed
                                 were made in respect of mortgage loans included
                                 in the loan group that does not primarily
                                 relate to such class of certificates.

                                 If any advance described above is not
                                 reimbursed in whole on any distribution date
                                 due to insufficient principal collections or,

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                                      S-22

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                                 in the case of a nonrecoverable advance,
                                 interest collections, during the related
                                 collection period, then the portion of that
                                 advance which remains unreimbursed will be
                                 carried over, and continue to accrue interest,
                                 for reimbursement on the following distribution
                                 date.

                                 The payment of certain default-related or
                                 otherwise unanticipated expenses with respect
                                 to any mortgage loan may reduce the amounts
                                 allocable as principal of that mortgage loan
                                 and, accordingly, the principal distributions
                                 on the principal balance certificates.

                                 See "Description of the Offered
                                 Certificates--Payments--Payments of Principal"
                                 and "--Payments--Priority of Payments" in this
                                 prospectus supplement.

                                 No payments or other collections of principal
                                 on the non-trust pari passu loans and B-note
                                 loans described under "--The Mortgage Loans and
                                 the Mortgaged Real Properties--Payment and
                                 Other Terms--Split Loan Structures" below will
                                 be available for distribution on the principal
                                 balance certificates. In addition, certain
                                 reimbursements to the Banc of America Series
                                 2004-4 master servicer, special servicer,
                                 trustee and fiscal agent may affect principal
                                 distributions on the certificates. See
                                 "Description of the Mortgage Pool--Split Loan
                                 Structures--Pari Passu Loan Groups--Comparison
                                 of Servicing Under the Pooling and Servicing
                                 Agreement and the Banc of America Series 2004-4
                                 Pooling and Servicing Agreement" in this
                                 prospectus supplement.

D. PAYMENTS OF PREPAYMENT
   PREMIUMS AND YIELD
   MAINTENANCE CHARGES........   You may, in certain circumstances, also receive
                                 distributions of prepayment premiums and yield
                                 maintenance charges collected on the mortgage
                                 loans. Any distributions of those amounts would
                                 be in addition to the distributions of
                                 principal and interest described above.

                                 If any prepayment premium or yield maintenance
                                 charge is collected on any of the mortgage
                                 loans, then the trustee will pay that amount in
                                 the proportions described under "Description of
                                 the Offered Certificates--Payments--Payments of
                                 Prepayment Premiums and Yield Maintenance
                                 Charges" in this prospectus supplement, to--

                                 o    the holders of the class XC certificates;
                                      and/or

                                 o    the holders of any of the class A-1, A-2,
                                      A-3, A-4, A-5, A-1A, B, C, D, E, F, G
                                      and/or H certificates that are then
                                      entitled to receive payments of principal
                                      with respect to the loan group that
                                      includes the prepaid mortgage loan.

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                                      S-23

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                                 All prepayment premiums and yield maintenance
                                 charges payable as described above will be
                                 reduced, with respect to specially serviced
                                 mortgage loans, by an amount equal to certain
                                 expenses of the trust fund and losses realized
                                 in respect of the mortgage loans previously
                                 allocated to any class of certificates.

                                 See "Description of the Offered
                                 Certificates--Payments--Payments of Prepayment
                                 Premiums and Yield Maintenance Charges" in this
                                 prospectus supplement.

EFFECT OF LOSSES ON THE
MORTGAGE LOANS AND OTHER
UNANTICIPATED EXPENSES........   Because of losses on the mortgage loans,
                                 reimbursements of advances determined to be
                                 nonrecoverable on a loan-specific basis and
                                 interest on such advances and/or
                                 default-related and other unanticipated
                                 expenses of the trust, the total principal
                                 balance of the mortgage pool, less any related
                                 outstanding advances of principal, may fall
                                 below the total principal balance of the
                                 principal balance certificates. For purposes of
                                 this determination only, effect will not be
                                 given to any reductions of the principal
                                 balance of any mortgage loan for payments of
                                 principal collected on the mortgage loans that
                                 were used to reimburse any advances outstanding
                                 after a workout of another mortgage loan to the
                                 extent those advances are not otherwise
                                 determined to be nonrecoverable on a
                                 loan-specific basis. If and to the extent that
                                 those losses, reimbursements and expenses cause
                                 the total principal balance of the mortgage
                                 pool, less any related outstanding advances of
                                 principal, to be less than the total principal
                                 balance of the principal balance certificates
                                 following the payments made on the certificates
                                 on any distribution date, the total principal
                                 balances of the following classes of principal
                                 balance certificates will be successively
                                 reduced in the following order, until the
                                 deficit is eliminated:

                                 REDUCTION ORDER          CLASS
                                 ---------------   -------------------
                                         1                  Q
                                         2                  P
                                         3                  N
                                         4                  M
                                         5                  L
                                         6                  K
                                         7                  J
                                         8                  H
                                         9                  G
                                        10                  F
                                        11                  E
                                        12                  D
                                        13                  C
                                        14                  B
                                        15         A-1, A-2, A-3, A-4,
                                                       A-5 and A-1A

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                                      S-24

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                                 Any reduction to the total principal balances
                                 of the class A-1, A-2, A-3, A-4, A-5 and A-1A
                                 certificates will be made on a pro rata basis
                                 in accordance with the relative sizes of those
                                 principal balances.

                                 Any losses realized on the mortgage loans or
                                 additional trust fund expenses allocated in
                                 reduction of the principal balance of any class
                                 of certificates will result in a corresponding
                                 reduction in the notional amount of the class
                                 XC certificates and may result in a reduction
                                 in the notional amount of the class XP
                                 certificates.

ADVANCES OF DELINQUENT
MONTHLY DEBT SERVICE
PAYMENTS......................   Except as described in the next two paragraphs,
                                 the master servicer will be required to make
                                 advances of principal and/or interest due on
                                 the mortgage loans (excluding the Bank of
                                 America Center and Dallas Market Center pari
                                 passu trust mortgage loans) with respect to any
                                 delinquent monthly payments, other than balloon
                                 payments. In addition, the trustee or the
                                 fiscal agent must make any of those advances
                                 that the master servicer is required to but
                                 fails to make. As described under "Description
                                 of the Offered Certificates--Advances of
                                 Delinquent Monthly Debt Service Payments and
                                 Reimbursement of Advances" in this prospectus
                                 supplement, any party that makes an advance
                                 will be entitled to be reimbursed for the
                                 advance, together with interest at the prime
                                 rate, as described in that section of this
                                 prospectus supplement.

                                 Notwithstanding the foregoing, none of the
                                 master servicer, the trustee or the fiscal
                                 agent will be required to make any advance that
                                 it determines, in its good faith and reasonable
                                 judgment, will not be recoverable, together
                                 with interest accrued on that advance, from
                                 proceeds of the related mortgage loan. The
                                 trustee and the fiscal agent will be entitled
                                 to rely on any determination of
                                 non-recoverability made by the master servicer.
                                 The special servicer may also determine that
                                 any interest and/or principal advance made or
                                 proposed to be made by the master servicer, the
                                 trustee or the fiscal agent is not recoverable,
                                 together with interest accrued on that advance,
                                 from proceeds of the mortgage loan to which
                                 that advance relates, and the master servicer,
                                 the trustee and the fiscal agent will be
                                 entitled to rely on any determination of
                                 nonrecoverability made by the special servicer
                                 and will be required to act in accordance with
                                 that determination.

                                 In addition, if any of the adverse events or
                                 circumstances that we refer to under "Servicing
                                 of the Mortgage Loans--Required Appraisals" in
                                 this prospectus supplement occur or exist with
                                 respect to any mortgage loan or the mortgaged
                                 real property for that mortgage loan (excluding
                                 the Bank of America Center and Dallas Market
                                 Center pari passu trust mortgage loans), then
                                 the

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                                      S-25

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                                 special servicer will be obligated to obtain a
                                 new appraisal or, at the special servicer's
                                 option in cases involving mortgage loans with
                                 relatively small principal balances, conduct a
                                 valuation of that property. If, based on that
                                 appraisal or other valuation, it is determined
                                 that the sum of the principal balance of the
                                 mortgage loan plus other delinquent amounts due
                                 under the mortgage loan exceeds 90% of the new
                                 estimated value of the related mortgaged real
                                 property, which value may be reduced by the
                                 special servicer based on its review of the
                                 related appraisal and other relevant
                                 information, plus certain other amounts, then
                                 the amount otherwise required to be advanced
                                 with respect to interest on that mortgage loan
                                 will be reduced in the same proportion that the
                                 excess, sometimes referred to as an appraisal
                                 reduction amount, bears to the principal
                                 balance of the mortgage loan, which will be
                                 deemed to be reduced by any outstanding
                                 advances of principal in respect of that
                                 mortgage loan. In the event advances of
                                 interest are so reduced, funds available to
                                 make payments on the certificates then
                                 outstanding will be reduced.

                                 Furthermore, with respect to the Bank of
                                 America Center and Dallas Market Center pari
                                 passu trust mortgage loans, advances of
                                 delinquent debt service payments will be made
                                 by the master servicer under the Banc of
                                 America Series 2004-4 pooling and servicing
                                 agreement (the governing document for the
                                 securitization of the other non-trust mortgage
                                 loans secured by those properties, excluding
                                 the third mortgage loan secured by the Bank of
                                 America Center mortgaged property). Those
                                 advances will be made by the Banc of America
                                 Series 2004-4 master servicer, on generally
                                 similar terms and conditions as those described
                                 above, in accordance with the terms of the Banc
                                 of America Series 2004-4 pooling and servicing
                                 agreement. If the Banc of America Series 2004-4
                                 master servicer fails to make any of those
                                 advances, the trustee, and then the fiscal
                                 agent, will be required to make those advances,
                                 unless the Banc of America Series 2004-4 master
                                 servicer has determined that the subject
                                 advance would not be recoverable, together with
                                 interest accrued on that advance, from
                                 collections on the related Bank of America
                                 Center or Dallas Market Center pari passu loan
                                 group. The amount of those advances may be
                                 reduced based on an appraisal performed by the
                                 special servicer under, and in accordance with,
                                 the Banc of America Series 2004-4 pooling and
                                 servicing agreement, which reduction will be
                                 calculated with respect to the subject loan
                                 group and allocated among the mortgage loans
                                 constituting such loan group, in a manner
                                 generally similar but not identical to the
                                 calculation described in the preceding
                                 paragraph.

                                 See "Description of the Offered
                                 Certificates--Advances of Delinquent Monthly
                                 Debt Service Payments and Reimbursement of
                                 Advances" and "Servicing of the Mortgage
                                 Loans--Required

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                                      S-26

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                                 Appraisals" in this prospectus supplement. See
                                 also "Description of the
                                 Certificates--Advances" in the accompanying
                                 prospectus.

REPORTS TO
CERTIFICATEHOLDERS............   On each distribution date, the trustee will
                                 make available on its internet website, or
                                 provide on request, to the registered holders
                                 of the offered certificates a monthly report
                                 substantially in the form of Annex F to this
                                 prospectus supplement. The trustee's report
                                 will detail, among other things, the
                                 distributions made to the certificateholders on
                                 that distribution date and the performance of
                                 the mortgage loans and the mortgaged real
                                 properties.

                                 You may also review on the trustee's website,
                                 initially located at www.etrustee.net or, upon
                                 reasonable prior notice, at the trustee's
                                 offices during normal business hours, a variety
                                 of information and documents that pertain to
                                 the mortgage loans and the mortgaged real
                                 properties for those loans. We expect that the
                                 additional information and documents available
                                 at the trustee's offices will include loan
                                 documents, borrower operating statements, rent
                                 rolls and property inspection reports, to the
                                 extent received by the trustee.

                                 See "Description of the Offered
                                 Certificates--Reports to Certificateholders;
                                 Available Information" in this prospectus
                                 supplement.

OPTIONAL AND OTHER
TERMINATION...................   Specified parties to the transaction may
                                 terminate the trust when the aggregate
                                 principal balance of the mortgage loans, less
                                 any outstanding advances of principal, is less
                                 than approximately 1.0% of the initial mortgage
                                 pool balance.

                                 In addition, if, following the date on which
                                 the total principal balances of the class A-1,
                                 A-2, A-3, A-4, A-5, A-1A, B, C and D
                                 certificates are reduced to zero, all of the
                                 remaining certificates are held by the same
                                 certificateholder, the trust fund may also be
                                 terminated, subject to such additional
                                 conditions as may be set forth in the pooling
                                 and servicing agreement, in connection with an
                                 exchange of all the remaining certificates for
                                 all the mortgage loans and REO properties
                                 remaining in the trust fund at the time of
                                 exchange.

                                 See "Description of the Offered
                                 Certificates--Termination" in this prospectus
                                 supplement.

              THE MORTGAGE LOANS AND THE MORTGAGED REAL PROPERTIES

GENERAL.......................   In this section, we provide summary information
                                 with respect to the mortgage loans that we
                                 intend to include in the trust fund. For more
                                 detailed information regarding those mortgage
                                 loans, you should review the following sections
                                 in this prospectus supplement:

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                                      S-27

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                                 o    "Description of the Mortgage Pool";

                                 o    "Risk Factors--Risks Related to the
                                      Mortgage Loans";

                                 o    Annex A-1--Certain Characteristics of the
                                      Mortgage Loans;

                                 o    Annex A-2--Certain Statistical Information
                                      Regarding the Mortgage Loans;

                                 o    Annex B--Certain Characteristics Regarding
                                      Multifamily Properties;

                                 o    Annex C--Structural and Collateral Term
                                      Sheet (which contains a description of the
                                      ten largest mortgage loans or groups of
                                      cross-collateralized mortgage loans); and

                                 o    Annex E--Dallas Market Center Mortgage
                                      Loan Amortization Schedule.

                                 When reviewing the information that we have
                                 included in this prospectus supplement with
                                 respect to the mortgage loans that are to be
                                 included in the trust fund, please note that--

                                 o    all numerical information provided with
                                      respect to the mortgage loans is provided
                                      on an approximate basis;

                                 o    all cut-off date principal balances assume
                                      the timely receipt of the scheduled
                                      payments for each mortgage loan and that
                                      no prepayments occur prior to the cut-off
                                      date;

                                 o    all weighted average information provided
                                      with respect to the mortgage loans
                                      reflects a weighting of the subject
                                      mortgage loans based on their respective
                                      cut-off date principal balances; the
                                      initial mortgage pool balance will equal
                                      the total cut-off date principal balance
                                      of the entire mortgage pool, and the
                                      initial loan group 1 balance and the
                                      initial loan group 2 balance will each
                                      equal the total cut-off date principal
                                      balance of the mortgage loans in the
                                      subject loan group; we show the cut-off
                                      date principal balance for each of the
                                      mortgage loans on Annex A-1 to this
                                      prospectus supplement;

                                 o    when information with respect to the
                                      mortgaged real properties is expressed as
                                      a percentage of the initial mortgage pool
                                      balance, the percentages are based upon
                                      the cut-off date principal balances of the
                                      related mortgage loans;

                                 o    if any mortgage loan is secured by
                                      multiple mortgaged real properties, the
                                      cut-off date principal balance is

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                                      S-28

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                                      allocated based on any of (i) an
                                      individual property's appraised value as a
                                      percentage of the total appraised value of
                                      all of the mortgaged real properties,
                                      including the subject individual property,
                                      securing the same mortgage loan, (ii) an
                                      individual property's underwritten net
                                      operating income as a percentage of the
                                      total underwritten net operating income of
                                      all the mortgaged real properties,
                                      including the subject individual property,
                                      securing the same mortgage loan and (iii)
                                      an allocated loan balance specified in the
                                      related loan documents;

                                 o    unless specifically indicated otherwise
                                      (for example, with respect to
                                      loan-to-value and debt service coverage
                                      ratios and cut-off date balances per
                                      unit), statistical information presented
                                      in this prospectus supplement with respect
                                      to any mortgage loan in the trust that is
                                      part of a pari passu loan group excludes
                                      the related non-trust mortgage loan(s);

                                 o    unless specifically indicated otherwise,
                                      statistical information presented in this
                                      prospectus supplement with respect to any
                                      mortgage loan in the trust that is part of
                                      an A/B loan pair excludes the related
                                      B-note loan;

                                 o    statistical information regarding the
                                      mortgage loans may change prior to the
                                      date of initial issuance of the offered
                                      certificates due to changes in the
                                      composition of the mortgage pool prior to
                                      that date, which may result in the initial
                                      mortgage pool balance being as much as 5%
                                      larger or smaller than indicated;

                                 o    the sum of numbers presented in any column
                                      within a table may not equal the indicated
                                      total due to rounding; and

                                 o    when a mortgage loan is identified by loan
                                      number, we are referring to the loan
                                      number indicated for that mortgage loan on
                                      Annex A-1 to this prospectus supplement.

SOURCE OF THE MORTGAGE LOANS..   We are not the originator of the mortgage loans
                                 that we intend to include in the trust. We will
                                 acquire the mortgage loans from three separate
                                 parties. Each of those mortgage loans was
                                 originated by--

                                 o    the related mortgage loan seller from whom
                                      we acquired the mortgage loan; or

                                 o    an affiliate of the related mortgage loan
                                      seller.

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                                      S-29

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PAYMENT AND OTHER TERMS.......   Each of the mortgage loans is the obligation of
                                 a borrower to repay a specified sum with
                                 interest. Each of the mortgage loans is secured
                                 by a first mortgage lien on the fee or
                                 leasehold interest of the related borrower or
                                 another party in one or more commercial,
                                 multifamily or manufactured housing community
                                 real properties. Each mortgage lien will be
                                 subject to the limited permitted encumbrances
                                 that we describe in the glossary to this
                                 prospectus supplement.

                                 All of the mortgage loans are or should be
                                 considered nonrecourse. None of the mortgage
                                 loans is insured or guaranteed by any
                                 governmental agency or instrumentality, by any
                                 private mortgage insurer, by any mortgage loan
                                 seller or by any of the parties to the pooling
                                 and servicing agreement.

                                 Each of the mortgage loans currently accrues
                                 interest at the annual rate specified with
                                 respect to that loan on Annex A-1 to this
                                 prospectus supplement. The mortgage interest
                                 rate for each mortgage loan is, in the absence
                                 of default, fixed for the entire term of the
                                 loan.

A. Partial Interest-Only
   Balloon Loans..............   Twenty-seven (27) of the mortgage loans,
                                 representing approximately 30.0% of the initial
                                 mortgage pool balance (21 mortgage loans in
                                 loan group 1, representing approximately 27.4%
                                 of the initial loan group 1 balance, and six
                                 (6) mortgage loans in loan group 2,
                                 representing approximately 45.5% of the initial
                                 loan group 2 balance), require:

                                 o    the payment of interest only on each due
                                      date until the expiration of a designated
                                      period;

                                 o    the amortization of principal following
                                      the expiration of that interest-only
                                      period based on an amortization schedule
                                      that is significantly longer than its
                                      remaining term to stated maturity; and

                                 o    a substantial payment of principal on its
                                      maturity date.

B. Interest-Only Balloon
   Loans......................   One (1) of the mortgage loans, representing
                                 approximately 10.4% of the initial mortgage
                                 pool balance and approximately 12.2% of the
                                 initial loan group 1 balance, requires the
                                 payment of interest only for the entire term of
                                 the mortgage loan and the payment of all
                                 principal on the maturity date.

C. Amortizing Balloon Loans...   Sixty-six (66) of the mortgage loans,
                                 representing approximately 59.3% of the initial
                                 mortgage pool balance (53 mortgage loans in
                                 loan group 1, representing approximately 60.2%
                                 of the initial loan group 1 balance, and 13
                                 mortgage loans in loan group 2, representing
                                 approximately 54.5% of the initial loan group 2
                                 balance), provide for:

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                                      S-30

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                                 o    an amortization schedule that is
                                      significantly longer than its remaining
                                      term to stated maturity; and

                                 o    a substantial payment of principal on its
                                      maturity date.

                                 These 66 balloon loans do not include any of
                                 the mortgage loans described under "--Partial
                                 Interest-Only Balloon Loans" or
                                 "--Interest-Only Balloon Loans" above.

D. Fully Amortizing Loans.....   One (1) mortgage loan, representing
                                 approximately 0.2% of the initial mortgage pool
                                 balance and approximately 0.2% of the initial
                                 loan group 1 balance, has a payment schedule
                                 that provides for the payment of principal of
                                 such mortgage loans substantially in full by
                                 its maturity date.

E. Split Loan Structures......   The mortgage loan secured by the mortgaged real
                                 property identified on Annex A-1 to this
                                 prospectus supplement as Bank of America
                                 Center, which mortgage loan is referred to in
                                 this prospectus supplement as the Bank of
                                 America Center pari passu trust mortgage loan,
                                 has a cut-off date principal balance of
                                 $130,000,000 and represents approximately 10.4%
                                 of the initial mortgage pool balance and
                                 approximately 12.2% of the initial loan group 1
                                 balance, is one of three (3) mortgage loans
                                 that are part of a split loan structure, (which
                                 we refer to in this prospectus supplement as a
                                 pari passu loan group), all three of which are
                                 secured by a single mortgage instrument on that
                                 mortgaged real property. The two other mortgage
                                 loans secured by that mortgaged real property
                                 have unpaid principal balances as of the
                                 cut-off date of $253,000,000 and $137,000,000,
                                 respectively. The first of those two other
                                 mortgage loans, which consists of two (2)
                                 portions -- one senior and one subordinate --
                                 has been included in the Banc of America
                                 Commercial Mortgage Inc. Commercial Mortgage
                                 Pass-Through Certificates, Series 2004-4
                                 commercial mortgage securitization. The second
                                 of those two other mortgage loans is currently
                                 held by Bank of America, N.A., the related
                                 mortgage loan seller. The payment priority
                                 between the three mortgage loans is such that
                                 the Bank of America Center pari passu trust
                                 mortgage loan will be pari passu in right of
                                 payment with the Bank of America Center
                                 non-trust pari passu loan that is currently
                                 held by Bank of America, N.A. and with the
                                 senior portion of the other Bank of America
                                 Center non-trust pari passu loan, and will be
                                 senior in right of payment to the junior
                                 portion of that mortgage loan.

                                 The mortgage loan secured by the mortgaged real
                                 property identified on Annex A-1 to this
                                 prospectus supplement as Dallas Market Center,
                                 which mortgage loan has a cut-off date
                                 principal balance of $49,875,580 and represents
                                 approximately 4.0% of the initial mortgage pool
                                 balance and approximately 4.7% of the initial
                                 loan group 1 balance, is one of two (2)
                                 mortgage loans that are part of a pari passu
                                 loan group, both of which are

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                                      S-31

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                                 secured by a single mortgage instrument on that
                                 mortgaged real property. The other mortgage
                                 loan secured by that mortgaged real property
                                 has an unpaid principal balance as of the
                                 cut-off date of $92,808,045. That other
                                 mortgage loan, which consists of two (2)
                                 portions -- one senior and one subordinate --
                                 has been included in the Banc of America
                                 Commercial Mortgage Inc. Commercial Mortgage
                                 Pass-Through Certificates, Series 2004-4
                                 commercial mortgage securitization. The payment
                                 priority between the two mortgage loans is such
                                 that the Dallas Market Center pari passu trust
                                 mortgage loan will be pari passu in right of
                                 payment with the senior portion of the Dallas
                                 Market Center non-trust pari passu loan, and
                                 will be senior in right of payment to the
                                 junior portion of that mortgage loan.

                                 The related intercreditor agreement for each of
                                 the Bank of America Center and Dallas Market
                                 Center pari passu loan groups described in the
                                 two preceding paragraphs provides that the
                                 mortgage loans comprising those pari passu loan
                                 groups are to be serviced and administered
                                 pursuant to the Banc of America Series 2004-4
                                 pooling and servicing agreement.

                                 Three (3) mortgage loans, identified by loan
                                 numbers 6, 21 and 52, representing
                                 approximately 2.5%, 1.2% and 0.6%,
                                 respectively, of the initial mortgage pool
                                 balance and approximately 3.0%, 1.5% and 0.7%,
                                 respectively, of the initial loan group 1
                                 balance, are each evidenced by one of two notes
                                 which are secured by a single mortgage
                                 instrument on a single mortgaged real property.
                                 Each related companion loan, referred to in
                                 this prospectus supplement as a B-note loan,
                                 will not be part of the trust fund and is
                                 generally subordinated to the related mortgage
                                 loan that will be in the trust fund.

                                 The intercreditor agreement for each of those
                                 pairs of loans, which we refer to in this
                                 prospectus supplement as A/B loan pairs,
                                 generally allocates collections in respect of
                                 such loans first to amounts due on the mortgage
                                 loan in the trust fund and second to amounts
                                 due on the related B-note loan. The master
                                 servicer and special servicer will initially
                                 service and administer each A/B loan pair
                                 pursuant to the pooling and servicing agreement
                                 and the related intercreditor agreement as more
                                 particularly set forth in the intercreditor
                                 agreement. However, each intercreditor
                                 agreement allows the trust fund and the holder
                                 of the related B-note loan to receive separate
                                 collections of principal and interest prior to
                                 any material defaults. Amounts attributable to
                                 any B-note loan will not be assets of the trust
                                 fund, and will be beneficially owned by the
                                 holder of that B-note loan.

                                 See "Description of the Mortgage Pool--Split
                                 Loan Structures" in this prospectus supplement.

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                                      S-32

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DELINQUENCY STATUS............   None of the mortgage loans was 30 days or more
                                 delinquent with respect to any monthly debt
                                 service payment as of its cut-off date or at
                                 any time during the 12-month period preceding
                                 that date.

PREPAYMENT LOCK-OUT PERIODS...   All of the mortgage loans restrict prepayment
                                 for a particular period commonly referred to as
                                 a lock-out period. The weighted average
                                 remaining lock-out period of those mortgage
                                 loans is 27.2 months.

DEFEASANCE....................   Eighty-eight (88) of the mortgage loans
                                 representing approximately 95.9% of the initial
                                 mortgage pool balance (72 mortgage loans in
                                 loan group 1, representing approximately 97.6%
                                 of the initial loan group 1 balance, and 16
                                 mortgage loans in loan group 2, representing
                                 approximately 86.2% of the initial loan group 2
                                 balance), permit the related borrower, under
                                 certain conditions, to obtain a full or partial
                                 release of the mortgaged real property from the
                                 mortgage lien by delivering U.S. Treasury
                                 obligations or other non-callable government
                                 securities as substitute collateral. None of
                                 these mortgage loans permits defeasance prior
                                 to the second anniversary of the date of
                                 initial issuance of the certificates. The
                                 payments on the defeasance collateral are
                                 required to be at least equal to an amount
                                 sufficient to make, when due, all debt service
                                 payments on the defeased mortgage loan or
                                 allocated to the related mortgaged real
                                 property, including any balloon payment.

ADDITIONAL STATISTICAL
INFORMATION...................   The mortgage pool will have the following
                                 general characteristics as of the cut-off date:

                                                            MORTGAGE POOL    LOAN GROUP 1    LOAN GROUP 2
                                                           --------------   --------------   ------------

Initial mortgage pool/loan group balance                   $1,246,399,660   $1,063,525,411   $182,874,249
Number of mortgage loans                                               95               76             19
Number of mortgaged real properties                                   155              136             19
Percentage of investment-grade, shadow rated loans
   (mortgage loan nos. 1 and 3) (1)                                  14.4%            16.9%             0%

Average cut-off date principal balance                     $   13,119,996   $   13,993,755   $  9,624,960
Largest cut-off date principal balance                     $  130,000,000   $  130,000,000   $ 24,510,747
Smallest cut-off date principal balance                    $    1,680,000   $    1,680,000   $  1,946,360

Weighted average mortgage interest rate                             5.686%           5.707%         5.560%
Highest mortgage interest rate                                      7.250%           6.970%         7.250%
Lowest mortgage interest rate                                       4.867%           4.867%         4.920%

Number of cross-collateralized mortgage loans                          13               13              0
Cross-collateralized loan groups as a percentage of
   initial mortgage pool/loan group balance                          14.1%            16.5%             0%
Number of multi-property mortgage loans                                 9                9              0
Multi-property mortgage loans as a percentage of initial
   mortgage pool/loan group balance                                  20.6%            24.1%             0%

Weighted average underwritten debt service coverage
   ratio (2)(3)                                                      1.54x            1.58x          1.33x
Highest underwritten debt service coverage ratio                     3.38x            3.38x          1.52x
Lowest underwritten debt service coverage ratio                      1.20x            1.20x          1.21x

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                                      S-33

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Weighted average cut-off date loan-to-value ratio (3)(4)             70.2%            69.0%          77.2%
Highest cut-off date loan-to-value ratio                             83.7%            82.4%          83.7%
Lowest cut-off date loan-to-value ratio                              22.0%            22.0%          66.5%

Weighted average original term to maturity (months)                   107              108            100
Longest original term to maturity (months)                            216              180            216
Shortest original term to maturity (months)                            57               57             60

Weighted average remaining term to maturity (months)                  105              106             98
Longest remaining term to maturity (months)                           215              179            215
Shortest remaining term to maturity (months)                           56               56             56

----------
(1)  It has been confirmed by S&P and Fitch, in accordance with their respective methodologies, that these mortgage loans have credit characteristics consistent with investment-grade rated obligations.

(2)  In the case of each of the Bank of America Center and Dallas Market Center pari passu trust mortgage loans (loan numbers 1 and 3, respectively), for purposes of calculating the related underwritten debt service coverage ratio, (a) with respect to the Bank of America Center pari passu trust mortgage loan, the debt service portion of the ratio was calculated based upon (i) the related interest rate, (ii) a 360-month amortization term and
     (iii) the related original principal balance, and (b) with respect to the
     Dallas Market Center pari passu trust mortgage loan, the debt service portion of the ratio was calculated based upon the average interest and principal payment for the first 12 payment periods beginning on the first payment date and is set forth on Annex E to this prospectus supplement. In each instance, the related ratio was calculated based upon the aggregate indebtedness of the pari passu loan group but excludes the related junior portion. The underwritten debt service coverage ratio would be lower if the related junior portion were included in the calculation.

(3)  In the case of two (2) mortgage loans (loan numbers 4 and 27), the debt service coverage ratio was calculated assuming the application of a
     $4,150,000 letter of credit and $350,000 lease-up holdback (in the case of loan number 4) and the application of a $3,030,000 letter of credit (in the case of loan number 27) in reduction of the cut-off date principal balances of those two mortgage loans and assuming a revised debt service payment.

(4)  In the case of each of the Bank of America Center and Dallas Market Center pari passu trust mortgage loans (loan numbers 1 and 3, respectively), the cut-off date loan-to-value ratio is equal to the cut-off date principal balance of all of the mortgage loans that constitute the related Bank of
     America Center or Dallas Market Center pari passu loan group (exclusive of the principal balance of the junior portion of the non-trust pari passu loan in that pari passu loan group included in the Banc of America Series
     2004-4 commercial mortgage securitization) to the appraised value of the related mortgaged real property. The cut-off date loan-to-value ratio would be higher if the related junior portion were included in the calculation.

PROPERTY TYPE.................   The table below shows the number of and the
                                 total cut-off date principal balance and
                                 percentages of the initial mortgage pool
                                 balance, the loan group 1 balance and the loan
                                 group 2 balance, respectively, secured by
                                 mortgaged real properties operated primarily
                                 for each indicated purpose:

                                  NUMBER OF        TOTAL       % OF INITIAL
                                  MORTGAGED    CUT-OFF DATE      MORTGAGE     % OF INITIAL   % OF INITIAL
                                    REAL         PRINCIPAL         POOL       LOAN GROUP 1   LOAN GROUP 2
        PROPERTY TYPES           PROPERTIES     BALANCE(1)      BALANCE(1)     BALANCE(1)     BALANCE(1)
------------------------------   ----------   --------------   ------------   ------------   ------------

Office                                36      $  403,343,407       32.4%          37.9%            --%
Retail                                20         229,338,616       18.4           21.6             --
   Retail-Anchored                    10          14,877,426       12.0            4.1             --
   Retail-Single Tenant                1           3,746,684        0.3            0.4             --
   Retail-Shadow Anchored(2)           4          32,144,311        2.6            3.0             --
   Retail-Unanchored                   5          43,570,195        3.5            4.1             --
Multifamily                           18         176,032,266       14.1            0.8           91.3
Manufactured Housing Community        20         132,595,434       10.6           11.0            8.7
Hospitality                           14         116,308,181        9.3           10.9             --
Self Storage                          36          69,591,716        5.6            6.5             --

--------------------------------------------------------------------------------

                                      S-34

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Other                                  1          49,875,580        4.0            4.7             --
Mixed Use                              3          36,886,144        3.0            3.5             --
Industrial                             7          32,428,316        2.6            3.0             --
                                     ---      --------------      -----          -----          -----
TOTAL                                155      $1,246,399,660      100.0%         100.0%         100.0%

----------
(1)  For mortgage loans secured by multiple mortgaged real properties, the cut-off date principal balance is allocated based on any of (i) an individual property's appraised value as a percentage of the total appraised value of all of the mortgaged real properties, including the subject individual property, securing the same mortgage loan, (ii) an individual property's underwritten net operating income as a percentage of the total underwritten net operating income of all the mortgaged real properties, including the subject individual property, securing the same mortgage loan and (iii) an allocated loan balance specified in the related loan documents.

(2)  A mortgaged real property is classified as shadow anchored if it is located in close proximity to an anchored retail property.

PROPERTY LOCATION.............   The mortgaged real properties are located in 29
                                 states. The following table sets forth the
                                 indicated information regarding those states
                                 where 5% or more of mortgaged real properties,
                                 based on allocated loan balance, are located.

                  NUMBER OF        TOTAL
                  MORTGAGED    CUT-OFF DATE     % OF INITIAL     % OF INITIAL   % OF INITIAL
                    REAL         PRINCIPAL         MORTGAGE      LOAN GROUP 1   LOAN GROUP 2
     STATE       PROPERTIES     BALANCE(1)     POOL BALANCE(1)    BALANCE(1)     BALANCE(1)
--------------   ----------   --------------   ---------------   ------------   ------------

California (2)        17      $  251,335,200         20.2%           23.6%             0%
   Northern            3         140,518,045         11.3            13.2              0
   Southern           14         110,817,155          8.9            10.4              0
Florida               21         180,295,219         14.5             7.2           56.5
Texas                 20         143,171,974         11.5            10.8           15.7
Michigan              12          92,028,187          7.4             8.7              0
Virginia               5          68,193,981          5.5             6.4              0
Other                 80         511,375,100         28.8            43.3           27.8
                     ---      --------------        -----           -----          -----
                     155      $1,246,399,660        100.0%          100.0%         100.0%

----------
(1)  For mortgage loans secured by multiple mortgaged real properties, the cut-off date principal balance is allocated based on any of (i) an individual property's appraised value as a percentage of the total appraised value of all of the mortgaged real properties, including the subject individual property, securing the same mortgage loan, (ii) an individual property's underwritten net operating income as a percentage of the total underwritten net operating income of all the mortgaged real properties, including the subject individual property, securing the same mortgage loan and (iii) an allocated loan balance specified in the related loan documents.

(2)  For purposes of determining whether a mortgaged real property is located in
     Northern California or Southern California, Northern California includes areas with zip codes of 93600 and above, and Southern California includes areas with zip codes below 93600.

ENCUMBERED INTERESTS..........   The table below shows the number of, as well as
                                 the total cut-off date principal balance and
                                 percentage of the initial mortgage pool
                                 balance, the initial loan group 1 balance and
                                 the initial loan group 2 balance, respectively,
                                 secured by, mortgaged real properties for which
                                 the significant encumbered interest is as
                                 indicated:

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                                      S-35

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   ENCUMBERED
INTEREST IN THE      NUMBER OF             TOTAL            % OF INITIAL     % OF INITIAL   % OF INITIAL
 MORTGAGED REAL      MORTGAGED          CUT-OFF DATE          MORTGAGE       LOAN GROUP 1   LOAN GROUP 2
    PROPERTY      REAL PROPERTIES   PRINCIPAL BALANCE(1)   POOL BALANCE(1)    BALANCE(1)     BALANCE(1)
---------------   ---------------   --------------------   ---------------   ------------   ------------

Fee (2)                 148            $1,123,722,216            90.2%           88.5%         100.0%
Fee/Leasehold             2                18,133,588             1.5             1.7            0.0
Leasehold                 5               104,543,856             8.4             9.8            0.0
                        ---            --------------           -----           -----          -----
                        155            $1,246,399,660           100.0%          100.0%         100.0%

----------
(1)  For mortgage loans secured by multiple mortgaged real properties, the cut-off date principal balance is allocated based on any of (i) an individual property's appraised value as a percentage of the total appraised value of all of the mortgaged real properties, including the subject individual property, securing the same mortgage loan, (ii) an individual property's underwritten net operating income as a percentage of the total underwritten net operating income of all the mortgaged real properties, including the subject individual property, securing the same mortgage loan and (iii) an allocated loan balance specified in the related loan documents.

(2)  In circumstances where both the fee interest and the overlapping leasehold interest in a mortgaged real property are encumbered, a mortgage loan is considered to be secured by the fee interest in the subject mortgaged real property.

                       LEGAL AND INVESTMENT CONSIDERATIONS

FEDERAL INCOME TAX
CONSEQUENCES..................   The trustee or its agent will make elections to
                                 treat designated portions of the assets of the
                                 trust as two separate real estate mortgage
                                 investment conduits or REMICs under sections
                                 860A through 860G of the Internal Revenue Code
                                 of 1986, as amended. The designations for each
                                 of those two REMICs are as follows:

                                 o    REMIC I, the lower tier REMIC, which will
                                      consist of, among other things--

                                      1.   the mortgage loans, and

                                      2.   various other related assets; and

                                 o    REMIC II, which will hold the
                                      non-certificated regular interests in
                                      REMIC I.

                                 The class R-I and R-II certificates will
                                 represent the residual interests in each of
                                 such REMICs.

                                 The offered certificates will be treated as
                                 regular interests in REMIC II. This means that
                                 they will be treated as newly issued debt
                                 instruments for federal income tax purposes.
                                 You will have to report income on your offered
                                 certificates in accordance with the accrual
                                 method of accounting even if you are otherwise
                                 a cash method taxpayer.

                                 One or more classes of the offered certificates
                                 may be issued with more than a de minimis
                                 amount of original issue discount. If you own
                                 an offered certificate issued with original
                                 issue discount, you may have to report original
                                 issue discount income and be subject to a tax
                                 on this income before you receive a

--------------------------------------------------------------------------------

                                      S-36

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                                 corresponding cash payment. Some of the offered
                                 certificates may be treated as being issued at
                                 a premium.

                                 The prepayment assumption that will be used in
                                 determining the rate of accrual of original
                                 issue discount, market discount and premium, if
                                 any, for U.S. federal income tax purposes, will
                                 be that, subsequent to any date of
                                 determination--

                                 o    no mortgage loan will be prepaid prior to
                                      maturity, and

                                 o    there will be no extension of maturity for
                                      any mortgage loan.

                                 However, no representation is made as to the
                                 actual rate at which the mortgage loans will
                                 prepay, if at all.

                                 For a more detailed discussion of the federal
                                 income tax aspects of investing in the offered
                                 certificates, see "Federal Income Tax
                                 Consequences" in this prospectus supplement and
                                 "Federal Income Tax Consequences" in the
                                 accompanying prospectus.

ERISA CONSIDERATIONS..........   We anticipate that, subject to satisfaction of
                                 the conditions referred to under "ERISA
                                 Considerations" in this prospectus supplement,
                                 employee benefit plans and other retirement
                                 plans or arrangements subject to--

                                 o    Title I of the Employee Retirement Income
                                      Security Act of 1974, as amended, or

                                 o    section 4975 of the Internal Revenue Code
                                      of 1986, as amended,

                                 will be able to invest in the offered
                                 certificates without giving rise to a
                                 prohibited transaction. This is based upon
                                 individual prohibited transaction exemptions
                                 granted to Merrill Lynch, Pierce, Fenner &
                                 Smith Incorporated and NationsBank Corporation
                                 (predecessor in interest to Bank of America
                                 Corporation) by the U.S. Department of Labor.

                                 If you are a fiduciary of any employee benefit
                                 plan or other retirement plan or arrangement
                                 subject to Title I of ERISA or section 4975 of
                                 the Internal Revenue Code of 1986, as amended,
                                 you should review carefully with your legal
                                 advisors whether the purchase or holding of the
                                 offered certificates could give rise to a
                                 transaction that is prohibited under ERISA or
                                 section 4975 of the Internal Revenue Code of
                                 1986, as amended. See "ERISA Considerations" in
                                 this prospectus supplement and in the
                                 accompanying prospectus.

LEGAL INVESTMENT..............   Upon initial issuance, the class A-1, A-2, A-3,
                                 A-4, A-5, A-1A, B and C certificates will, and
                                 the class D certificates will not, be

--------------------------------------------------------------------------------

                                      S-37

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                                 mortgage related securities for purposes of the
                                 Secondary Mortgage Market Enhancement Act of
                                 1984.

                                 All institutions whose investment activities
                                 are subject to legal investment laws and
                                 regulations, regulatory capital requirements or
                                 review by regulatory authorities should consult
                                 with their own legal advisors in determining
                                 whether and to what extent the offered
                                 certificates will be legal investments for
                                 them. See "Legal Investment" in this prospectus
                                 supplement and in the accompanying prospectus.

INVESTMENT CONSIDERATIONS.....   The rate and timing of payments and other
                                 collections of principal on or with respect to
                                 the mortgage loans -- and, in particular, in
                                 the case of the class A-1, A-2, A-3, A-4 and
                                 A-5 certificates, on or with respect to the
                                 mortgage loans in loan group 1, and in the case
                                 of the class A-1A certificates, on or with
                                 respect to the mortgage loans in loan group 2
                                 -- will affect the yield to maturity on each
                                 offered certificate. In the case of offered
                                 certificates purchased at a discount, a slower
                                 than anticipated rate of payments and other
                                 collections of principal on the mortgage loans
                                 -- and, in particular, in the case of the class
                                 A-1, A-2, A-3, A-4 and A-5 certificates, on or
                                 with respect to the mortgage loans in loan
                                 group 1, and in the case of the class A-1A
                                 certificates, on or with respect to the
                                 mortgage loans in loan group 2 -- could result
                                 in a lower than anticipated yield. In the case
                                 of offered certificates purchased at a premium,
                                 a faster than anticipated rate of payments and
                                 other collections of principal on the mortgage
                                 loans -- and, in particular, in the case of the
                                 class A-1, A-2, A-3, A-4 and A-5 certificates,
                                 on or with respect to the mortgage loans in
                                 loan group 1, and in the case of the class A-1A
                                 certificates, on or with respect to the
                                 mortgage loans in loan group 2 -- could result
                                 in a lower than anticipated yield.

                                 The yield on any offered certificate with a
                                 variable or capped pass-through rate could also
                                 be adversely affected if the mortgage loans
                                 with relatively higher net mortgage interest
                                 rates pay principal faster than the mortgage
                                 loans with relatively lower net mortgage
                                 interest rates.

                                 See "Yield and Maturity Considerations" in this
                                 prospectus supplement and in the accompanying
                                 prospectus.

--------------------------------------------------------------------------------

                                      S-38

                                  RISK FACTORS

     The offered certificates are not suitable investments for all investors. In particular, you should not purchase any class of offered certificates unless you understand and are able to bear the risks associated with that class.

     The offered certificates are complex securities and it is important that you possess, either alone or together with an investment advisor, the expertise necessary to evaluate the information contained in this prospectus supplement and the accompanying prospectus in the context of your financial situation.

     YOU SHOULD CONSIDER THE FOLLOWING FACTORS, AS WELL AS THOSE SET FORTH UNDER
"RISK FACTORS" IN THE ACCOMPANYING PROSPECTUS, IN DECIDING WHETHER TO PURCHASE
ANY OFFERED CERTIFICATES. THE "RISK FACTORS" SECTION IN THE ACCOMPANYING
PROSPECTUS INCLUDES A NUMBER OF GENERAL RISKS ASSOCIATED WITH MAKING AN
INVESTMENT IN THE OFFERED CERTIFICATES.

     THE RISKS AND UNCERTAINTIES DESCRIBED BELOW ARE NOT THE ONLY ONES RELATING
TO YOUR OFFERED CERTIFICATES. ADDITIONAL RISKS AND UNCERTAINTIES NOT PRESENTLY
KNOWN TO US OR THAT WE CURRENTLY DEEM IMMATERIAL MAY ALSO IMPAIR YOUR
INVESTMENT.

     THIS PROSPECTUS SUPPLEMENT CONTAINS FORWARD-LOOKING STATEMENTS THAT INVOLVE
RISK AND UNCERTAINTIES. ACTUAL RESULTS COULD DIFFER MATERIALLY FROM THOSE
ANTICIPATED IN THESE FORWARD-LOOKING STATEMENTS AS A RESULT OF CERTAIN FACTORS,
INCLUDING RISKS DESCRIBED BELOW AND ELSEWHERE IN THIS PROSPECTUS SUPPLEMENT.

     IF ANY OF THE FOLLOWING EVENTS OR CIRCUMSTANCES IDENTIFIED AS RISKS
ACTUALLY OCCUR OR MATERIALIZE, YOUR INVESTMENT COULD BE MATERIALLY AND ADVERSELY
AFFECTED.

RISKS RELATED TO THE OFFERED CERTIFICATES

THE CLASS B, C AND D CERTIFICATES ARE SUBORDINATE TO, AND ARE THEREFORE RISKIER
THAN, THE CLASS A-1, A-2, A-3, A-4, A-5, A-1A, XC AND XP CERTIFICATES

     If you purchase class B, C or D certificates, then your offered certificates will provide credit support to other classes of offered certificates and to the class XC and XP certificates. As a result, you will receive payments after, and must bear the effects of losses on the mortgage loans before, the holders of those other classes of offered certificates.

     When making an investment decision, you should consider, among other things--

     o    the payment priorities of the respective classes of the certificates;

     o    the order in which the principal balances of the respective classes of the certificates with principal balances will be reduced in connection with losses and default-related shortfalls; and

     o    the characteristics and quality of the mortgage loans.

     See "Description of the Mortgage Pool" and "Description of the Offered
Certificates--Payments" and "--Reductions to Certificate Principal Balances in
Connection With Realized Losses and Additional Trust Fund Expenses" in this prospectus supplement. See also "Risk Factors--The Investment Performance of
Your Offered Certificates Will Depend Upon Payments, Defaults and Losses on the
Underlying Mortgage Loans; and Those Payments, Defaults and Losses May Be Highly
Unpredictable", "--Any Credit Support for Your Offered Certificates May Be
Insufficient to Protect You Against All Potential Losses" and "--Payments on the
Offered Certificates Will Be Made Solely from the Limited Assets of the Related
Trust, and Those Assets May Be Insufficient to Make All Required Payments on
Those Certificates" in the accompanying prospectus.

                                      S-39

CHANGES IN MORTGAGE POOL COMPOSITION CAN CHANGE THE NATURE OF YOUR INVESTMENT

     If you purchase any of the class A-2, A-3, A-4, A-5, A-1A, B, C or D certificates, you will be more exposed to risks associated with changes in concentrations of borrower, loan or property characteristics than are persons who own class A-1 certificates. See "Risk Factors--Changes in Pool Composition
Will Change the Nature of Your Investment" in the accompanying prospectus.

THE OFFERED CERTIFICATES WILL HAVE LIMITED LIQUIDITY AND MAY EXPERIENCE
FLUCTUATIONS IN MARKET VALUE UNRELATED TO THE PERFORMANCE OF THE MORTGAGE LOANS

     Your offered certificates will not be listed on any national securities exchange or traded on any automated quotation systems of any registered securities association, and there is currently no secondary market for your offered certificates. While one or more of the underwriters currently intend to make a secondary market in the offered certificates, they are not obligated to do so. Additionally, one or more purchasers may purchase substantial portions of one or more classes of offered certificates. Moreover, if a secondary market does develop, there can be no assurance that it will provide you with liquidity of investment or that it will continue for the life of your certificates.
Accordingly, you may not have an active or liquid secondary market for your certificates. Lack of liquidity could result in a substantial decrease in the market value of your certificates. The market value of your certificates also may be affected by many other factors, including the then prevailing interest rates and market perceptions of risks associated with commercial mortgage lending, and no representation is made by any person or entity as to what the market value of any certificate will be at any time.

THE OFFERED CERTIFICATES HAVE UNCERTAIN YIELDS TO MATURITY

     The yield on your offered certificates will depend on--

     o    the price you paid for your offered certificates; and

     o    the rate, timing and amount of payments on your offered certificates.

     The frequency, timing and amount of payments on your offered certificates will depend on:

     o    the pass-through rate for, and other payment terms of, your offered certificates;

     o    the frequency and timing of payments and other collections of principal on the mortgage loans or, in some cases, a particular group of mortgage loans;

     o    the frequency and timing of defaults, and the severity of losses, if any, on the mortgage loans or, in some cases, a particular group of mortgage loans;

     o    the frequency, timing, severity and allocation of other shortfalls and expenses that reduce amounts available for payment on your offered certificates;

     o    repurchases of mortgage loans -- or, in some cases, mortgage loans of a particular group -- for material breaches of representations or warranties and/or material document defects;

     o    the collection and payment of prepayment premiums and yield maintenance charges with respect to the mortgage loans or, in some cases, a particular group of mortgage loans; and

     o    servicing decisions with respect to the mortgage loans or, in some cases, a particular group of mortgage loans.

     These factors cannot be predicted with any certainty. Accordingly, you may find it difficult to analyze the effect that these factors might have on the yield to maturity of your offered certificates.

                                      S-40

     See "Description of the Mortgage Pool", "Servicing of the Mortgage Loans",
"Description of the Offered Certificates--Payments" and "--Reductions to
Certificate Principal Balances in Connection With Realized Losses and Additional
Trust Fund Expenses" and "Yield and Maturity Considerations" in this prospectus supplement. See also "Risk Factors--The Investment Performance of Your Offered
Certificates Will Depend Upon Payments, Defaults and Losses on the Underlying
Mortgage Loans; and Those Payments, Defaults and Losses May Be Highly
Unpredictable" and "Yield and Maturity Considerations" in the accompanying prospectus.

THE INVESTMENT PERFORMANCE OF YOUR OFFERED CERTIFICATES MAY VARY MATERIALLY AND
ADVERSELY FROM YOUR EXPECTATIONS BECAUSE THE RATE OF PREPAYMENTS AND OTHER
UNSCHEDULED COLLECTIONS OF PRINCIPAL ON THE MORTGAGE LOANS IS FASTER OR SLOWER
THAN YOU ANTICIPATED

     If you purchase offered certificates at a premium relative to their principal balances, and if payments and other collections of principal on the mortgage loans -- and, in particular, in the case of the class A-1, A-2, A-3,
A-4 and A-5 certificates, on the mortgage loans in loan group 1, and in the case of the class A-1A certificates, on the mortgage loans in loan group 2 -- occur with a greater frequency than you anticipated at the time of your purchase, then your actual yield to maturity may be lower than you had assumed at the time of your purchase. Conversely, if you purchase any offered certificates at a discount from their principal balances, and if payments and other collections of principal on the mortgage loans -- and, in particular, in the case of the class
A-1, A-2, A-3, A-4 and A-5 certificates, on the mortgage loans in loan group 1, and in the case of the class A-1A certificates, on the mortgage loans in loan group 2 -- occur with less frequency than you anticipated, then your actual yield to maturity may be lower than you had assumed. You should consider that prepayment premiums and yield maintenance charges may not be collected in all circumstances and no prepayment premium or yield maintenance charge will be paid in connection with a purchase or repurchase of a mortgage loan. Furthermore, even if a prepayment premium or yield maintenance charge is collected and payable on your offered certificates, it may not be sufficient to offset fully any loss in yield on your offered certificates.

     Some of the mortgage loans may require the related borrower to make, or permit the lender to apply reserve funds to make, partial prepayments if certain conditions, such as meeting certain debt service coverage ratios and/or satisfying certain leasing conditions, have not been satisfied. The required prepayment may need to be made even though the subject mortgage loan is in its lock-out period. See "Description of the Mortgage Pool--Terms and Conditions of
the Mortgage Loans--Mortgage Loans Which May Require Principal Paydowns" in this prospectus supplement.

     The yield on the offered certificates with variable pass-through rates could also be adversely affected if the mortgage loans with higher mortgage interest rates pay principal faster than the mortgage loans with lower mortgage interest rates. This is because those classes bear interest at pass-through rates equal to, based upon or limited by, as applicable, a weighted average of the adjusted net mortgage interest rates derived from the mortgage loans.

     Any changes in the weighted average lives of the offered certificates may adversely affect the yield to maturity of those certificates. Prepayments resulting in a shortening of weighted average lives of those offered certificates may be made at a time of low interest rates when investors may be unable to reinvest the resulting payment of principal on their certificates at a rate comparable to the yield anticipated by them in making their initial investment in those certificates, while delays and extensions resulting in a lengthening of those weighted average lives may occur at a time of high interest rates when investors may have been able to reinvest principal payments that would otherwise have been received by them at higher rates.

     The rate at which voluntary prepayments occur on the mortgage loans will be affected by a variety of factors, including:

     o    the terms of the mortgage loans;

     o    the length of any prepayment lockout period;

                                      S-41

     o    the level of prevailing interest rates;

     o    the availability of mortgage credit;

     o    the applicable yield maintenance charges or prepayment premiums;

     o    the master servicer's or special servicer's ability to enforce yield maintenance charges and prepayment premiums;

     o    the failure to meet certain requirements for the release of escrows;

     o    the occurrence of casualties or natural disasters; and

     o    economic, demographic, tax, legal or other factors.

     A borrower is generally less likely to prepay its mortgage loan if prevailing interest rates are at or above the mortgage interest rate borne by that mortgage loan. On the other hand, a borrower is generally more likely to prepay its mortgage loan if prevailing rates fall significantly below the mortgage interest rate borne by that mortgage loan. Borrowers are less likely to prepay mortgage loans with lock-out periods or yield maintenance charge provisions, to the extent enforceable, than otherwise identical mortgage loans without these provisions, with shorter lock-out periods or with lower or no yield maintenance charges. None of the master servicer, the special servicer, the trustee or the fiscal agent will be required to advance any yield maintenance charges. However, as discussed below under "--Yield Maintenance
Charges and Defeasance Provisions May Not Fully Protect Against Prepayment
Risk", there is a risk that yield maintenance charges may not be enforceable in certain jurisdictions and proceedings.

     See "Description of the Mortgage Pool--Terms and Conditions of the Mortgage
Loans--Voluntary Prepayment Provisions" in this prospectus supplement for a discussion of prepayment restrictions with respect to the mortgage loans. No assurance can be given to you that the related borrowers will refrain from prepaying their mortgage loans due to the existence of yield maintenance charges or that involuntary prepayments will not occur.

     In addition, if a mortgage loan seller repurchases any mortgage loan from the trust fund due to material breaches of representations or warranties or material document defects, the repurchase price paid will be passed through to the holders of the certificates with the same effect as if the mortgage loan had been prepaid in part or in full, and no yield maintenance charge will be payable. A repurchase or the exercise of a purchase option may adversely affect the yield to maturity on your certificates.

A HIGH RATE AND EARLY OCCURRENCE OF BORROWER DELINQUENCIES AND DEFAULTS MAY
ADVERSELY AFFECT YOUR INVESTMENT

     The actual yield to maturity of your offered certificates will be lower than expected and could be negative under certain extreme scenarios if you calculate the anticipated yield of your offered certificates based on a default rate or amount of losses lower than that actually experienced by the mortgage loans and those additional losses are allocable to your class of offered certificates or those losses result in a reduction of the principal balance or notional amount of your offered certificates. The actual yield to maturity of your offered certificates will also be affected by the timing of any loss on a liquidated mortgage loan if a portion of the loss is allocable to those certificates or results in a reduction in the principal balance or notional amount of those certificates, even if the rate of defaults and severity of losses are consistent with your expectations. In general, the earlier you bear a loss, the greater the effect on your yield to maturity. Delinquencies on the mortgage loans may result in shortfalls in distributions of interest and/or principal to the holders of the offered certificates for the current month if the delinquent amounts are not advanced. Furthermore, no interest will accrue on this shortfall during the period of time that the payment is delinquent. Losses on the mortgage loans may affect the weighted average life and/or yield to maturity of a particular class of offered certificates even if those losses are not allocated to, or required to be borne by the holders of, that class of offered certificates. The special servicer may accelerate the maturity of

                                      S-42

the related mortgage loan in the case of any monetary or material non-monetary default, which could result in an acceleration of payments to the certificateholders. In addition, losses on the mortgage loans may result in a higher percentage ownership interest evidenced by a class of offered certificates in the remaining mortgage loans than would otherwise have been the case absent the loss, even if those losses are not allocated to that class of offered certificates. The consequent effect on the weighted average life and/or yield to maturity of a class of offered certificates will depend upon the characteristics of the remaining mortgage loans.

YIELD MAINTENANCE CHARGES AND DEFEASANCE PROVISIONS MAY NOT FULLY PROTECT
AGAINST PREPAYMENT RISK

     Provisions requiring yield maintenance charges may not be enforceable in some states and under federal bankruptcy law, and may constitute interest for usury purposes. Accordingly, we cannot assure you that the obligation to pay any yield maintenance charge will be enforceable. Also, we cannot assure you that foreclosure proceeds will be sufficient to pay an enforceable yield maintenance charge.

     Additionally, although the collateral substitution provisions related to defeasance do not have the same effect on the certificateholders as prepayment, we cannot assure you that a court would not interpret those provisions as requiring a yield maintenance charge. In certain jurisdictions, those collateral substitution provisions might be deemed unenforceable under applicable law or public policy, or usurious.

THE RIGHT OF THE MASTER SERVICER, THE SPECIAL SERVICER, THE TRUSTEE AND THE
FISCAL AGENT TO RECEIVE INTEREST ON ADVANCES, SPECIAL SERVICING FEES, PRINCIPAL
RECOVERY FEES AND WORKOUT FEES WILL AFFECT YOUR RIGHT TO RECEIVE DISTRIBUTIONS

     To the extent described in this prospectus supplement and provided in the pooling and servicing agreement, each of the master servicer, the special servicer, the trustee and the fiscal agent will be entitled to receive interest
(which will generally accrue from the date on which the related advance is made through the date of reimbursement) on unreimbursed advances made by it. In addition, the special servicer will be entitled to receive, in connection with its servicing, liquidation and/or workout of defaulted mortgage loans, compensation consisting of special servicing fees, principal recovery fees and workout fees, respectively. Furthermore, the Banc of America Series 2004-4 master servicer, special servicer, trustee and fiscal agent will have similar rights under the Banc of America Series 2004-4 pooling and servicing agreement with respect to the pari passu trust mortgage loans. The right to receive these amounts is senior to the rights of holders to receive distributions on the offered certificates and, consequently, may result in shortfalls and losses being allocated to the offered certificates that would not have otherwise resulted.

YOUR LACK OF CONTROL OVER THE TRUST FUND CAN CREATE RISKS

     You and other certificateholders generally do not have a right to vote and do not have the right to make decisions with respect to the administration of the trust. See "Description of the Offered Certificates--Voting Rights" in this prospectus supplement. Those decisions are generally made, subject to the express terms of the pooling and servicing agreement, by the master servicer, the trustee, the fiscal agent, or the special servicer, as applicable. Any decision made by one of those parties in respect of the trust fund, even if that decision is determined to be in your best interests by that party, may be contrary to the decision that you or other certificateholders would have made and may negatively affect your interests.

POTENTIAL CONFLICTS OF INTEREST

     The initial master servicer is an affiliate of one of the underwriters and one of the mortgage loan sellers. This affiliation could cause a conflict with the master servicer's duties to the trust under the pooling and servicing agreement, notwithstanding the fact that the pooling and servicing agreement provides that the mortgage loans serviced pursuant to that agreement must be administered in accordance with the servicing standard without regard to an affiliation with any other party involved in the transaction.

                                      S-43

     In addition, the master servicer under the Banc of America Series 2004-4 pooling and servicing agreement is one of the mortgage loan sellers, and it (or an affiliate) currently holds one of the Bank of America Center pari passu trust mortgage loans, a portion of the mezzanine debt related to the Bank of America
Center pari passu loan group, and certain beneficial ownership interests in the junior portions of the Bank of America Center pari passu loan group and the
Dallas Market Center pari passu loan group. Furthermore, the Banc of America
Series 2004-4 special servicer is the initial master servicer under the pooling and servicing agreement. These affiliations and ownership interests could also cause a conflict with such parties' obligations to the trust as holder of mortgage loans serviced under the Banc of America Series 2004-4 pooling and servicing agreement, notwithstanding the fact that the Banc of America Series
2004-4 pooling and servicing agreement provides that the mortgage loans serviced pursuant to that agreement, including the Bank of America Center and Dallas
Market Center pari passu trust mortgage loans, must be administered in accordance with the servicing standard under the Banc of America Series 2004-4 pooling and servicing agreement without regard to any servicing of any other loan or property.

     See "Servicing of the Mortgage Loans--General" in this prospectus supplement.

     The initial special servicer will be involved in determining whether to modify or foreclose upon a defaulted mortgage loan serviced by it. The special servicer may, as discussed under "Servicing of the Mortgage Loans--Replacement of the Special Servicer", be removed and replaced with another special servicer by the party, JER Investors Trust Inc., that is expected to purchase certain of the non-offered certificates (including the controlling class of certificates).
This could cause a conflict between the special servicer's duties to the trust under the pooling and servicing agreement and its, or its affiliate's, interest as a holder of certificates issued under that agreement.

     Similarly, the Banc of America Series 2004-4 special servicer will be involved in determining whether to modify or foreclose upon a defaulted mortgage loan serviced by it. The Banc of America Series 2004-4 special servicer is also subject to removal, pursuant to the terms of the Banc of America Series 2004-4 pooling and servicing agreement, by the party that is expected to purchase certain of the Banc of America Series 2004-4 certificates (including the Banc of
America Series 2004-4 controlling class of certificates). This could cause a conflict with the Banc of America Series 2004-4 special servicer's duties to the trust as holder of mortgage loans serviced under the Banc of America Series
2004-4 pooling and servicing agreement.

     In addition, the master servicer, the special servicer, the Banc of America
Series 2004-4 master servicer and the Banc of America Series 2004-4 special servicer and each of their affiliates own and are in the business of acquiring assets similar in type to the assets of the trust fund. Accordingly, the assets of those parties and their affiliates may, depending upon the particular circumstances including the nature and location of such assets, compete with the mortgaged real properties for tenants, purchasers, financing and in other matters related to the management and ownership of real estate. See "Servicing of the Mortgage Loans--Modifications, Waivers, Amendments and Consents" in this prospectus supplement.

     The special servicer will have the right to determine that any P&I advance made or to be made by the master servicer, the trustee or the fiscal agent is not recoverable from proceeds of the mortgage loan to which that advance relates, and the Banc of America Series 2004-4 special servicer has a similar right under the Banc of America Series 2004-4 pooling and servicing agreement with respect to the pari passu trust mortgage loans. The master servicer (or, with respect to the pari passu trust mortgage loans, the Banc of America Series
2004-4 master servicer), the trustee or the fiscal agent will then be required to not make a proposed advance or may obtain reimbursement for a previously made advance from collections of principal and, in some cases, interest, which may reduce the amount of principal and, in some cases, interest, that will be paid on your certificates.

     In addition, in connection with the servicing of the specially serviced mortgage loans, the special servicer may, at the direction of the controlling class representative, take actions with respect to the specially serviced mortgage loans that could adversely affect the holders of some or all of the classes of offered certificates. The Banc of America Series 2004-4 special servicer may, at the direction of certain certificateholders under the Banc

                                      S-44

of America Series 2004-4 pooling and servicing agreement, take similar actions with respect to the pari passu trust mortgage loans if they are specially serviced mortgage loans under that pooling and servicing agreement. See
"Servicing of the Mortgage Loans--The Controlling Class Representative" in this prospectus supplement. The controlling class representative will be selected by the holders of certificates representing a majority interest in the controlling class. The controlling class representative will be selected by the controlling class of certificateholders, who may have interests in conflict with those of the certificateholders of the classes of offered certificates. As a result, it is possible that the controlling class representative may direct the special servicer to take actions which conflict with the interests of certain classes of the offered certificates. However, the special servicer is not permitted to take actions which are prohibited by law or violate the servicing standard or the terms of the mortgage loan documents.

     In addition, property managers and borrowers may experience conflicts of interest in the management and/or ownership of the mortgaged real properties securing the mortgage loans because:

     o    a substantial number of the mortgaged real properties are managed by property managers affiliated with the respective borrowers;

     o    the property managers also may manage and/or franchise additional properties, including properties that may compete with the mortgaged real properties; and

     o    affiliates of the property manager, and/or the borrowers, or the property managers and/or the borrowers themselves also may own other properties, including competing properties.

     In addition, certain mortgage loans may have been refinancings of debt previously held by a mortgage loan seller or an affiliate of one of the mortgage loan sellers and the mortgage loan sellers or their affiliates may have or have had equity investments in the borrowers or mortgaged real properties under certain of the mortgage loans. Each of the mortgage loan sellers and its affiliates have made and/or may make loans to, or equity investments in, affiliates of borrowers under the mortgage loans. For example, in the case of the mortgage loan secured by the mortgaged real property identified on Annex A-1 as Lodgian Portfolio 2, which represents approximately 5.7% of the initial mortgage pool balance and approximately 6.6% of the initial loan group 1 balance, the holder of the related mezzanine debt secured by a principal's interest in the related borrower is the related mortgage loan seller, which relationship could cause a conflict of interest.

FUTURE TERRORIST ATTACKS AND MILITARY ACTIONS MAY ADVERSELY AFFECT THE VALUE OF
THE OFFERED CERTIFICATES AND PAYMENTS ON THE MORTGAGE LOANS

     On September 11, 2001, the United States was subjected to multiple terrorist attacks, resulting in the loss of many lives and massive property damage and destruction in New York City, the Washington D.C. area and
Pennsylvania. It is impossible to predict if or when future terrorist activities may occur in the United States. It is also impossible to predict the duration of the current military actions on the part of the United States in Iraq or
Afghanistan and whether the United States will be involved in any other future military actions.

     See "Risk Factors--The Risk of Terrorism In the United States and Military
Action May Adversely Affect the Value of the Offered Certificates and Payments
on the Mortgage Assets" in the accompanying prospectus.

RISKS RELATED TO THE MORTGAGE LOANS

CONCENTRATION OF MORTGAGED REAL PROPERTY TYPES SUBJECT THE TRUST TO INCREASED
RISK OF DECLINE IN A PARTICULAR INDUSTRY

     The inclusion in the trust of a significant concentration of mortgage loans that are secured by mortgage liens on a particular type of income-producing property makes the overall performance of the mortgage pool materially more dependent on the factors that affect the operations at and value of that property type. See

                                      S-45

"Summary of Prospectus Supplement--The Mortgage Loans and the Mortgaged Real
Properties--Additional Statistical Information--" in this prospectus supplement and the discussion in the following seven sub-headings of this "--Risks Related to the Mortgage Loans" subsection.

OFFICE PROPERTIES ARE SUBJECT TO UNIQUE RISKS WHICH MAY REDUCE PAYMENTS ON YOUR
CERTIFICATES

     Thirty-six (36) of the mortgaged real properties, which represent security for 32.4% of the initial mortgage pool balance (comprised of 26 mortgage loans in loan group 1, representing approximately 37.9% of the initial loan group 1 balance), are fee and/or leasehold interests in office properties. Mortgage loans that are secured by liens on those types of properties are exposed to unique risks particular to those types of properties.

     For a more detailed discussion of factors uniquely affecting office properties, you should refer to the section in the accompanying prospectus captioned "Description of the Trust Assets--Mortgage Loans--A Discussion of the
Various Types of Multifamily and Commercial Properties that May Secure Mortgage
Loans Underlying a Series of Offered Certificates--Office Properties" in the
accompanying prospectus.

RETAIL PROPERTIES ARE SUBJECT TO UNIQUE RISKS WHICH MAY REDUCE PAYMENTS ON YOUR
CERTIFICATES

     Twenty (20) of the mortgaged real properties, which represent security for
18.4% of the initial mortgage pool balance (comprised of 20 mortgage loans in loan group 1, representing approximately 21.6% of the initial loan group 1 balance), are fee and/or leasehold interests in retail properties. Mortgage loans that are secured by liens on those types of properties are exposed to unique risks particular to those types of properties.

     For a more detailed discussion of factors uniquely affecting retail properties, you should refer to the section in the accompanying prospectus captioned "Description of the Trust Assets--Mortgage Loans--A Discussion of the
Various Types of Multifamily and Commercial Properties that May Secure Mortgage
Loans Underlying a Series of Offered Certificates--Retail Properties" in the
accompanying prospectus.

MULTIFAMILY PROPERTIES ARE SUBJECT TO UNIQUE RISKS WHICH MAY REDUCE PAYMENTS ON
YOUR CERTIFICATES

     Eighteen (18) of the mortgaged real properties, which represent security for 14.1% of the initial mortgage pool balance (comprised of one (1) mortgage loan in loan group 1, representing approximately 0.8% of the initial loan group
1 balance and 17 mortgage loans in loan group 2, representing approximately
91.3% of the initial loan group 2 balance), are fee and/or leasehold interests in multifamily properties. Mortgage loans that are secured by liens on those types of properties are exposed to unique risks particular to those types of properties.

     For a more detailed discussion of factors uniquely affecting multifamily properties, you should refer to the section in the accompanying prospectus captioned "Description of the Trust Assets--Mortgage Loans--A Discussion of the
Various Types of Multifamily and Commercial Properties that May Secure Mortgage
Loans Underlying a Series of Offered Certificates--Multifamily Rental
Properties" in the accompanying prospectus.

MANUFACTURED HOUSING COMMUNITY PROPERTIES ARE SUBJECT TO UNIQUE RISKS WHICH MAY
REDUCE PAYMENTS ON YOUR CERTIFICATES

     Twenty (20) of the mortgaged real properties, which represent security for
10.6% of the initial mortgage pool balance (comprised of 11 mortgage loans in loan group 1, representing approximately 11.0% of the initial loan group 1 balance and two (2) mortgage loans in loan group 2, representing approximately
8.7% of the initial loan group 2 balance), are fee and/or leasehold interests in manufactured housing community properties. Mortgage loans that are secured by liens on those types of properties are exposed to unique risks particular to those types of properties.

     For a more detailed discussion of factors uniquely affecting manufactured housing community properties, you should refer to the section in the accompanying prospectus captioned "Description of the Trust Assets--Mortgage
Loans--A Discussion of the Various Types of Multifamily and Commercial
Properties that May Secure

                                      S-46

Mortgage Loans Underlying a Series of Offered Certificates--Manufactured Housing
Communities, Mobile Home Parks and Recreational Vehicle Parks" in the
accompanying prospectus.

HOSPITALITY PROPERTIES ARE SUBJECT TO UNIQUE RISKS WHICH MAY REDUCE PAYMENTS ON
YOUR CERTIFICATES

     Fourteen (14) of the mortgaged real properties, which represent security for 9.3% of the initial mortgage pool balance (comprised of 6 mortgage loans in loan group 1, representing approximately 10.9% of the initial loan group 1 balance), are secured by mortgages on fee and/or leasehold interests in hospitality properties. Mortgage loans that are secured by liens on those types of properties are exposed to unique risks particular to those types of properties.

     For a more detailed discussion of factors uniquely affecting hospitality properties, you should refer to the section in the accompanying prospectus captioned "Description of the Trust Assets--Mortgage Loans--A Discussion of the
Various Types of Multifamily and Commercial Properties that May Secure Mortgage
Loans Underlying a Series of Offered Certificates--Hospitality Properties" in
the accompanying prospectus.

SELF STORAGE FACILITIES ARE SUBJECT TO UNIQUE RISKS WHICH MAY REDUCE PAYMENTS ON
YOUR CERTIFICATES

     Thirty-six (36) of the mortgaged real properties, which represent security for 5.6% of the initial mortgage pool balance (comprised of four (4) mortgage loans in loan group 1, representing approximately 6.5% of the initial loan group
1 balance), are secured by mortgages on fee and/or leasehold interests in self storage facility properties. Mortgage loans that are secured by liens on those types of properties are exposed to unique risks particular to those types of properties.

     For a more detailed discussion of factors uniquely affecting self storage facilities, you should refer to the section in the accompanying prospectus captioned "Description of the Trust Assets--Mortgage Loans--A Discussion of the
Various Types of Multifamily and Commercial Properties that May Secure Mortgage
Loans Underlying a Series of Offered Certificates--Warehouse, Mini-Warehouse and
Self Storage Facilities" in the accompanying prospectus.

INDUSTRIAL FACILITIES ARE SUBJECT TO UNIQUE RISKS WHICH MAY REDUCE PAYMENTS ON
YOUR CERTIFICATES

     Seven (7) of the mortgaged real properties, which represent security for
2.6% of the initial mortgage pool balance (comprised of four (4) mortgage loans in loan group 1, representing approximately 3.0% of the initial loan group 1 balance), are secured by mortgages on fee and/or leasehold interests in industrial properties. Mortgage loans that are secured by liens on those types of properties are exposed to unique risks particular to those types of properties.

     For a more detailed discussion of factors uniquely affecting industrial properties, you should refer to the section in the accompanying prospectus captioned "Description of the Trust Assets--Mortgage Loans--A Discussion of the
Various Types of Multifamily and Commercial Properties that May Secure Mortgage
Loans Underlying a Series of Offered Certificates--Industrial Properties" in the
accompanying prospectus.

OTHER PROPERTIES ARE SUBJECT TO UNIQUE RISKS WHICH MAY REDUCE PAYMENTS ON YOUR
CERTIFICATES

     One (1) of the mortgaged real properties (loan number 3), which represents security for approximately 4.0% of the initial mortgage pool balance and approximately 4.7% of the initial loan group 1 balance, is secured by a mortgage on a leasehold interest in a merchandise mart property. Mortgage loans that are secured by liens on those types of properties are exposed to unique risks particular to those types of properties.

     Various factors may adversely affect the economic performance of a merchandise mart property, including:

     o    competing merchandise mart properties;

                                      S-47

     o    decreased demand for showrooms and trade shows due to alternatives such as outlet centers, discount stores and electronic commerce;

     o    inability of the merchandise mart property management to attract trade shows and industries and potential costs related such efforts; and

     o    decreased demand for showrooms and trade shows due to economic downturns in industries typically associated with merchandise mart properties such as home furnishings and apparel.

     Because merchandise mart properties tend to have short term leases, the financial performance of merchandise mart properties tends to be affected by adverse economic conditions and competition more quickly than other commercial properties. Moreover, many tenants and exhibitors of merchandise mart properties are small businesses which generally experience a higher rate of bankruptcy, business failure and other financial difficulties than other businesses thereby increasing the risk of tenant or exhibitor default.

REPAYMENT OF THE MORTGAGE LOANS DEPENDS ON THE OPERATION OF THE MORTGAGED REAL
PROPERTIES

     The mortgage loans are secured by mortgage liens on fee and/or leasehold interests in commercial, multifamily and manufactured housing community real property. The risks associated with lending on these types of real properties are inherently different from those associated with lending on the security of single-family residential properties. This is because, among other reasons, such mortgage loans are often larger and repayment of each of the mortgage loans is dependent on--

     o    the successful operation and value of the mortgaged real property; and

     o    the related borrower's ability to sell or refinance the mortgaged real property.

     See "Risk Factors--Repayment of a Commercial or Multifamily Mortgage Loan
Depends Upon the Performance and Value of the Underlying Real Property, Which
May Decline Over Time, and the Related Borrower's Ability to Refinance the
Property, of Which There is No Assurance" and "Description of The Trust
Assets--Mortgage Loans--A Discussion of the Various Types of Multifamily and
Commercial Properties That May Secure Mortgage Loans Underlying a Series of
Offered Certificates" in the accompanying prospectus.

THE MORTGAGED REAL PROPERTY WILL BE THE SOLE ASSET AVAILABLE TO SATISFY THE
AMOUNTS OWING UNDER A MORTGAGE LOAN IN THE EVENT OF DEFAULT

     All of the mortgage loans are or should be considered nonrecourse loans. If the related borrower defaults on any of the mortgage loans, only the mortgaged real property (together with any related insurance policies or credit enhancements), and none of the other assets of the borrower, is available to satisfy the debt. Consequently, payment prior to maturity is dependent primarily on the sufficiency of the net operating income of the mortgaged real property.
Payment at maturity is primarily dependent upon the market value of the mortgaged real property or the borrower's ability to refinance the mortgaged real property. Even if the related loan documents permit recourse to the borrower or a guarantor, the trust may not be able to ultimately collect the amount due under a defaulted mortgage loan. See "Risk Factors--Repayment of a
Commercial or Multifamily Mortgage Loan Depends Upon the Performance and Value
of the Underlying Real Property, Which May Decline Over Time, and the Related
Borrower's Ability to Refinance the Property, of Which There is No Assurance" in
the accompanying prospectus.

                                      S-48

TWO (2) OF THE MORTGAGE LOANS THAT WE INTEND TO INCLUDE IN THE TRUST FUND ARE
BEING SERVICED AND ADMINISTERED PURSUANT TO THE SERVICING ARRANGEMENTS FOR A
DIFFERENT SECURITIZATION; THEREFORE, THE CERTIFICATEHOLDERS WILL HAVE LIMITED
ABILITY TO CONTROL THE SERVICING OF THOSE UNDERLYING MORTGAGE LOANS AND PARTIES
WITH CONTROL OVER THE SERVICING OF THOSE UNDERLYING MORTGAGE LOANS MAY HAVE
INTERESTS THAT CONFLICT WITH YOUR INTERESTS.

     The mortgage loan secured by the mortgaged real property identified on
Annex A-1 to this prospectus supplement as Bank of America Center, which mortgage loan has a cut-off date principal balance of $130,000,000 and represents approximately 10.4% of the initial mortgage pool balance and approximately 12.2% of the initial loan group 1 balance, is one of three (3)
mortgage loans that are part of a pari passu loan group, all three of which are secured by a single mortgage instrument on that mortgaged real property. The two other mortgage loans secured by that mortgaged real property have unpaid principal balances as of the cut-off date of $253,000,000 and $137,000,000, respectively. The first of those two other mortgage loans has been included in the Banc of America Commercial Mortgage Inc. Commercial Mortgage Pass-Through
Certificates, Series 2004-4 commercial mortgage securitization. The second of those two other mortgage loans is currently held by Bank of America, N.A. The mortgage loan secured by the mortgaged real property identified on Annex A-1 to this prospectus supplement as Dallas Market Center, which mortgage loan has a cut-off date principal balance of $49,875,580 and represents approximately 4.0%
of the initial mortgage pool balance and approximately 4.7% of the initial loan group 1 balance, is one of two (2) mortgage loans that are part of a pari passu loan group, both of which are secured by a single mortgage instrument on that mortgaged real property. The other mortgage loan secured by that mortgaged real property has an unpaid principal balance as of the cut-off date of $92,808,045.
That other mortgage loan has been included in the Banc of America Commercial
Mortgage Inc. Commercial Mortgage Pass-Through Certificates, Series 2004-4
commercial mortgage securitization.

     The related intercreditor agreements that govern the relationships between the holders of the three Bank of America Center pari passu mortgage loans and the holders of the two Dallas Market Center pari passu mortgage loans generally provide that all three mortgage loans secured by the Bank of America Center mortgaged real property and both mortgage loans secured by the Dallas Market
Center mortgaged real property will be serviced and administered pursuant to the
Banc of America Series 2004-4 pooling and servicing agreement (the governing document for the Banc of America Commercial Mortgage Inc. Commercial Mortgage
Pass-Through Certificates, Series 2004-4 commercial mortgage securitization), which provides for servicing arrangements that are generally similar but not identical to those under the Series 2004-BPC1 pooling and servicing agreement.
Consequently: (a) the trustee as holder of each of those mortgage loans will generally not have the ability to control the servicing and administration of those mortgage loans; (b) neither the certificateholders nor the trustee on their behalf will generally have any right to seek damages from any party to the
Banc of America Series 2004-4 pooling and servicing agreement for any failure to perform any obligations under such agreement or with respect to the related loan documents, including servicing obligations, except to the limited extent set forth in the related intercreditor agreement; (c) neither the certificateholders nor the trustee on their behalf will have any right to replace any party servicing the mortgage loan secured by the Bank of America Center mortgaged real property or the Dallas Market Center mortgaged real property; and (d) the master servicer, special servicer and trustee under the Series 2004-BPC1 pooling and servicing agreement may not independently exercise remedies following a default with respect to the mortgage loans secured by the Bank of America Center mortgaged real property and the Dallas Market Center mortgaged real property, respectively, and the servicing parties under the Banc of America Series 2004-4 pooling and servicing agreement have sole authority to exercise any and all rights and take all actions available to the certificateholders or the trustee on their behalf to protect the trust's interests with respect to those mortgage loans. In addition, the legal and/or beneficial owners of the non-trust fund mortgage loans secured by the Bank of America Center mortgaged real property and the Dallas Market Center real property, respectively, some of whom have certain rights under the Banc of America Series 2004-4 pooling and servicing agreement that affect the corresponding mortgage loans, may have interests that conflict with your interests.

     In the event that the mortgage loans constituting the Bank of America
Center pari passu loan group or the Dallas Market Center pari passu loan group become specially serviced loans and a default has occurred under the applicable loan documents, the applicable pari passu intercreditor agreement provides for a par purchase option of

                                      S-49

all of the mortgage loans comprising that pari passu loan group that is exercisable by the holder of the junior portion of the mortgage loan in the pari passu loan group that is included in the Banc of America Series 2004-4 commercial mortgage securitization.

     See "Description of the Mortgage Pool--Split Loan Structures--Pari Passu
Loan Groups" in this prospectus supplement.

LOANS NOT INSURED OR GUARANTEED

     Generally, the mortgage loans will not be an obligation of, or be insured or guaranteed by, us, any governmental entity, any private mortgage insurer, any mortgage loan seller, the underwriters, the master servicer, the special servicer, the trustee, the fiscal agent, any of their respective affiliates or any other person or entity.

     We have not evaluated the significance of the recourse provisions of mortgage loans that may permit recourse against the related borrower or another person in the event of a default. Accordingly, you should assume all of the mortgage loans included are nonrecourse loans, and that recourse in the case of default will be limited to the related mortgaged real property.

RESERVES TO FUND CAPITAL EXPENDITURES MAY BE INSUFFICIENT AND THIS MAY ADVERSELY
AFFECT PAYMENTS ON YOUR CERTIFICATES

     Although many of the mortgage loans require that funds be put aside for specific reserves, certain of the mortgage loans do not require any reserves. We cannot assure you that any such reserve amounts will be sufficient to cover the actual costs of the items for which the reserves were established. We also cannot assure you that cash flow from the related mortgaged real properties will be sufficient to fully fund the ongoing monthly reserve requirements.

OPTIONS AND OTHER PURCHASE RIGHTS MAY AFFECT VALUE OR HINDER RECOVERY WITH
RESPECT TO THE MORTGAGED REAL PROPERTIES

     The borrower under certain of the mortgage loans has given to one or more tenants a right of first refusal in the event a sale is contemplated or an option to purchase all or a portion of the related mortgaged real property.
These tenant rights may impede the lender's ability to sell the related mortgaged real property at foreclosure or after acquiring such property pursuant to foreclosure, or adversely affect the future proceeds.

IN SOME CASES, A MORTGAGED REAL PROPERTY IS DEPENDENT ON A SINGLE TENANT OR ON
ONE OR A FEW MAJOR TENANTS

     In the case of 47 mortgaged real properties, securing approximately 42.0%
of the initial mortgage pool balance and approximately 49.2% of the initial loan group 1 balance, the related borrower has leased the property to one tenant that occupies 25% or more of the particular property. In the case of 28 of those properties, securing approximately 15.1% of the initial mortgage pool balance and approximately 17.7% of the initial in loan group 1 balance, the related borrower has leased the particular property to a single tenant that occupies 50%
or more of the particular property. Accordingly, the full and timely payment of each of the related mortgage loans is highly dependent on the continued
operation of the major tenant or tenants, which, in some cases, is the sole tenant, at the mortgaged real property. See "Risk Factors--Repayment of a
Commercial or Multifamily Mortgage Loan Depends Upon the Performance and Value
of the Underlying Real Property, Which May Decline Over Time and the Related
Borrower's Ability to Refinance the Property, of Which There is No Assurance" in
the accompanying prospectus.

                                      S-50

THE FAILURE OF A TENANT WILL HAVE A NEGATIVE IMPACT ON SINGLE TENANT PROPERTIES
AND PROPERTIES WITH TENANT CONCENTRATIONS

     The bankruptcy or insolvency of a major tenant, or a number of smaller tenants, in retail, industrial and office properties may adversely affect the income produced by a mortgaged real property. Under the Bankruptcy Code, a tenant has the option of assuming or rejecting any unexpired lease. If the tenant rejects the lease, the landlord's claim for breach of the lease would be a general unsecured claim against the tenant (absent collateral securing the claim) and the amounts the landlord could claim would be limited. See "Risk
Factors--Bankruptcy Proceedings Entail Certain Risks" in this prospectus supplement and "Risk Factors--The Investment Performance of Your Offered
Certificates Will Depend Upon Payments, Defaults and Losses on the Underlying
Mortgage Loans; and Those Payments, Defaults and Losses May Be Highly
Unpredictable--Dependence on a Single Tenant or a Small Number of Tenants Makes
a Property Riskier Collateral" in the accompanying prospectus.

CERTAIN ADDITIONAL RISKS RELATING TO TENANTS

     The income from, and market value of, the mortgaged real properties leased to various tenants would be adversely affected if, among other things:

     o    space in the mortgaged real properties could not be leased or re-leased;

     o    substantial re-leasing costs were required and/or the cost of performing landlord obligations under existing leases materially increased;

     o    tenants were unwilling or unable to meet their lease obligations;

     o    a significant tenant were to become a debtor in a bankruptcy case; or

     o    rental payments could not be collected for any other reason.

     Repayment of the mortgage loans secured by retail, office and industrial properties will be affected by the expiration of leases and the ability of the respective borrowers to renew the leases or relet the space on comparable terms and on a timely basis. Certain of the mortgaged real properties may be leased in whole or in part by government-sponsored tenants who have the right to cancel their leases at any time or for lack of appropriations. Additionally, mortgaged real properties may have concentrations of leases expiring at varying rates in varying percentages, including single-tenant mortgaged real properties, during the term of the related mortgage loans and in some cases most or all of the leases on a mortgaged real property may expire prior to the related maturity date. Even if vacated space is successfully relet, the costs associated with reletting, including tenant improvements and leasing commissions, could be substantial and could reduce cash flow from the mortgaged real properties.
Moreover, if a tenant defaults in its obligations to a borrower, the borrower may incur substantial costs and experience significant delays associated with enforcing its rights and protecting its investment, including costs incurred in renovating and reletting the related mortgaged real property.

     Additionally, in certain jurisdictions, if tenant leases are subordinated to the liens created by the mortgage but do not contain attornment provisions
(provisions requiring the tenant to recognize as landlord under the lease a successor owner following foreclosure), the leases may terminate upon the transfer of the property to a foreclosing lender or purchaser at foreclosure.
Accordingly, if a mortgaged real property is located in such a jurisdiction and is leased to one or more desirable tenants under leases that are subordinate to the mortgage and do not contain attornment provisions, such mortgaged real property could experience a further decline in value if such tenants' leases were terminated.

     Certain of the mortgaged real properties may have tenants that are related to or affiliated with a borrower. In such cases a default by the borrower may coincide with a default by the affiliated tenants. Additionally, even if the property becomes a foreclosure property, it is possible that an affiliate of the borrower may remain as a tenant.

                                      S-51

     If a mortgaged real property has multiple tenants, re-leasing expenditures may be more frequent than in the case of mortgaged real properties with fewer tenants, thereby reducing the cash flow available for debt service payments.
Multi-tenant mortgaged real properties also may experience higher continuing vacancy rates and greater volatility in rental income and expenses.

RISKS RELATED TO GEOGRAPHIC CONCENTRATION

     Mortgaged real properties located in California, Florida, Texas, Michigan,
Virginia, Indiana and Oregon will represent approximately 20.2%, 14.5%, 11.5%,
7.4%, 5.5%, 4.6% and 4.6%, respectively, by allocated loan amount, of the initial mortgage pool balance (approximately 23.6%, 7.2%, 10.8%, 8.7%, 6.4%,
5.4% and 5.4%, respectively, of the initial loan group 1 balance and approximately 0%, 56.5%, 15.7%, 0%, 0%, 0% and 0%, respectively, of the initial loan group 2 balance). The inclusion of a significant concentration of mortgage loans that are secured by mortgage liens on real properties located in a particular state makes the overall performance of the mortgage pool materially more dependent on economic and other conditions or events in that state. See
"Risk Factors--Geographic Concentration Within a Trust Exposes Investors to
Greater Risk of Default and Loss" in the accompanying prospectus.

RISKS RELATED TO CALIFORNIA GEOGRAPHIC CONCENTRATION

     Mortgage loans in California are generally secured by deeds of trust on the related real estate. Foreclosure of a deed of trust in California may be accomplished by a non-judicial trustee's sale under a specific provision in the deed of trust or by judicial foreclosure. Public notice of either the trustee's sale or the judgment of foreclosure is given for a statutory period of time after which the mortgaged real property may be sold by the trustee, if foreclosed pursuant to the trustee's power of sale, or by court appointed sheriff under a judicial foreclosure. Following a judicial foreclosure sale, the borrower or its successor in interest may, for a period of up to one year, redeem the property. California's "one action rule" requires the lender to exhaust the security afforded under the deed of trust by foreclosure in an attempt to satisfy the full debt before bringing a personal action (if otherwise permitted) against the borrower for recovery of the debt, except in certain cases involving environmentally impaired real property. California courts have held that acts such as an offset of an unpledged account constitute violations of such statutes. Violations of such statutes may result in the loss of some or all of the security under the loan. Other statutory provisions in California limit any deficiency judgment (if otherwise permitted) against the borrower following a foreclosure to the amount by which the indebtedness exceeds the fair value at the time of the public sale and in no event greater than the difference between the foreclosure sale price and the amount of the indebtedness. Further, under California law, once a property has been sold pursuant to a power-of-sale clause contained in a deed of trust, the lender is precluded from seeking a deficiency judgment from the borrower or, under certain circumstances, guarantors. California statutory provisions regarding assignments of rents and leases require that a lender whose loan is secured by such an assignment must exercise a remedy with respect to rents as authorized by statute in order to establish its right to receive the rents after an event of default. Among the remedies authorized by statute is the lender's right to have a receiver appointed under certain circumstances.

THE MORTGAGE POOL WILL INCLUDE MATERIAL CONCENTRATIONS OF BALLOON LOANS

     Ninety-four (94) mortgage loans, representing approximately 99.8% of the initial mortgage pool balance (75 mortgage loans in loan group 1, representing approximately 99.8% of the initial loan group 1 balance and 19 mortgage loans in loan group 2, representing approximately 100% of the initial loan group 2 balance), are balloon loans. The ability of a borrower to make the required balloon payment on a balloon loan at maturity depends upon its ability either to refinance the loan or to sell the mortgaged real property. The ability of a borrower to effect a refinancing or sale will be affected by a number of factors, including--

     o    the value of the related mortgaged real property;

     o    the level of available mortgage interest rates at the time of sale or refinancing;

                                      S-52

     o    the borrower's equity in the mortgaged real property;

     o    the financial condition and operating history of the borrower and the mortgaged real property, tax laws; prevailing general and regional economic conditions;

     o    the fair market value of the related mortgaged real property;

     o    reductions in applicable government assistance/rent subsidy programs;
          and

     o    the availability of credit for loans secured by multifamily or commercial properties, as the case may be.

     See "Description of the Mortgage Pool--Terms and Conditions of the Mortgage
Loans" in this prospectus supplement and "Risk Factors--The Investment
Performance of Your Offered Certificates Will Depend Upon Payments, Defaults and
Losses on the Underlying Mortgage Loans; and Those Payments, Defaults and Losses
May Be Highly Unpredictable" in the accompanying prospectus.

THE MORTGAGE POOL WILL INCLUDE SOME DISPROPORTIONATELY LARGE MORTGAGE LOANS AND
GROUPS OF CROSS-COLLATERALIZED MORTGAGE LOANS

     The inclusion in the mortgage pool of one or more loans that have outstanding principal balances that are substantially larger than the other mortgage loans can result in losses that are more severe, relative to the size of the mortgage pool, than would be the case if the total balance of the mortgage pool were distributed more evenly. In this regard:

     o    The largest mortgage loan to be included in the trust represents approximately 10.4% of the initial mortgage pool balance. The largest mortgage loan in loan group 1 represents approximately 12.2% of the initial loan group 1 balance and the largest mortgage loan in loan group 2 represents approximately 13.4% of the initial loan group 2 balance.

     o    The five (5) largest mortgage loans and groups of cross-collateralized mortgage loans to be included in the trust represent approximately
          28.3% of the initial mortgage pool balance. The five (5) largest mortgage loans and groups of cross-collateralized mortgage loans in loan group 1 represent approximately 33.2% of the initial loan group 1 balance and the five (5) largest mortgage loans and groups of cross-collateralized mortgage loans in loan group 2 represent approximately 53.6% of the initial loan group 2 balance.

     o    The 10 largest mortgage loans and groups of cross-collateralized mortgage loans to be included in the trust represent approximately
          42.8% of the initial mortgage pool balance. The 10 largest mortgage loans and groups of cross-collateralized mortgage loans in loan group
          1 represent approximately 50.2% of the initial loan group 1 balance and the 10 largest mortgage loans and groups of cross-collateralized mortgage loans in loan group 2 represent approximately 79.9% of the initial loan group 2 balance.

     See "Description of the Mortgage Pool--General", "--Cross-Collateralized
Mortgage Loans, Multi-Property Mortgage Loans and Mortgage Loans with Affiliated
Borrowers" and "--Significant Mortgage Loans" in this prospectus supplement and
"Risk Factors--Loan Concentration Within a Trust Exposes Investors to Greater
Risk of Default and Loss" in the accompanying prospectus.

THE MORTGAGE POOL WILL INCLUDE LEASEHOLD MORTGAGE LOANS

     In the case of five (5) mortgaged real properties, representing security for approximately 8.4% of the initial mortgage pool balance and approximately
9.8% of the initial loan group 1 balance, the related mortgage constitutes a lien on the related borrower's leasehold interest in the mortgaged real property, but not on the

                                      S-53

corresponding fee interest in the property that is subject to the ground lease.
Because of possible termination of the related ground lease, lending on a leasehold interest in a real property is riskier than lending on an actual fee interest in that property. See "Description of the Mortgage Pool--Additional
Loan and Property Information--Ground Leases" in this prospectus supplement. See also "Risk Factors--Ground Leases Create Risks for Lenders that Are Not Present
When Lending on an Actual Ownership Interest in a Real Property" and "Legal
Aspects of Mortgage Loans--Foreclosure--Leasehold Considerations" in the
accompanying prospectus.

SOME OF THE MORTGAGED REAL PROPERTIES ARE LEGAL NONCONFORMING USES OR LEGAL
NONCONFORMING STRUCTURES

     Some of the mortgaged real properties are secured by a mortgage lien on a real property that is a legal nonconforming use or a legal nonconforming structure. This may impair the ability of the borrower to restore the improvements on a mortgaged real property to its current form or use following a major casualty. In addition, certain of the mortgaged real properties may be subject to certain use restrictions imposed pursuant to reciprocal easement agreements, operating agreements or historical landmark designations. Use restrictions could include, for example, limitations on the character of the improvements or the properties, limitations affecting noise and parking requirements, among other things, and limitations on the borrowers' rights to operate certain types of facilities within a prescribed radius. These limitations could adversely affect the ability of the related borrower to lease the mortgaged real property on favorable terms, thereby adversely affecting the borrower's ability to fulfill its obligations under the related mortgage loan.
See "Description of the Mortgage Pool--Additional Loan and Property
Information--Zoning and Building Code Compliance" in this prospectus supplement and "Risk Factors--Changes in Zoning May Adversely Affect the Use or Value of a
Real Property" in the accompanying prospectus.

A BORROWER'S OTHER LOANS MAY REDUCE THE CASH FLOW AVAILABLE TO THE MORTGAGED
REAL PROPERTY WHICH MAY ADVERSELY AFFECT PAYMENT ON YOUR CERTIFICATES; MEZZANINE
FINANCING REDUCES A PRINCIPAL'S EQUITY IN, AND THEREFORE ITS INCENTIVE TO
SUPPORT, A MORTGAGED REAL PROPERTY

     Two (2) mortgage loans (loan numbers 1 and 3), representing 14.4% of the initial mortgage pool balance and approximately 16.9% of the initial loan group
1 balance, are part of split loan structures, which we refer to in this prospectus supplement as pari passu loan groups, which also include pari passu companion loans, which we refer to in this prospectus supplement as the non-trust pari passu loans. Those non-trust pari passu loans will not be included in the trust but are secured in each case by the same mortgage instrument on the same mortgaged real property that secures the related mortgage loan in the trust, each of which we refer to in this prospectus supplement as a trust pari passu mortgage loan, as described under "Description of the Mortgage
Pool--Additional Loan and Property Information--Additional and Other Financing".

     Three (3) mortgage loans (loan numbers 6, 21 and 52), representing approximately 4.4% of the initial mortgage pool balance and approximately 5.2%
of the initial loan group 1 balance, are each part of a split loan structure, each of which we refer to in this prospectus supplement as an A/B loan pair, each of which also includes a subordinate companion loan, which we refer to in this prospectus supplement as a B-note loan. Each B-note loan will not be included in the trust but is secured by the same mortgage instrument on the same mortgaged real property that secures the related mortgage loan in the trust that we refer to in this prospectus supplement as an A-note mortgage loan, as described under "Description of the Mortgage Pool--Additional Loan and Property
Information--Additional and Other Financing".

     Two (2) mortgage loans (loan numbers 47 and 64), representing approximately
1.1% of the initial mortgage pool balance and approximately 7.7% of the initial loan group 2 balance, permit the related borrower to enter into additional subordinate or other financing that is secured by the mortgaged real properties as described under "Description of the Mortgage Pool--Additional Loan and
Property Information--Additional and Other Financing".

                                      S-54

     Except as described above, the mortgage loans do not permit the related borrowers to enter into additional subordinate or other financing that is secured by their mortgaged real properties.

     In the case of nine (9) of the mortgage loans (loan numbers 1, 2, 5, 43,
51, 55, 56, 79 and 88), representing approximately 22.2% of the initial mortgage pool balance (six (6) mortgage loans in loan group 1, representing approximately
24.2% of the initial loan group 1 balance, and three (3) mortgage loans in loan group 2, representing approximately 10.6% of the initial loan group 2 balance), as described under "Description of the Mortgage Pool--Additional Loan and
Property Information--Additional and Other Financing", direct and indirect equity owners of the related borrower have pledged, or are permitted in the future to pledge, their respective equity interests to secure financing generally referred to as mezzanine debt. Holders of mezzanine debt may have the right to purchase the related borrower's mortgage loan from the trust if certain defaults on the mortgage loan occur and, in some cases, may have the right to cure certain defaults occurring on the related mortgage loan.

     Under certain of the mortgage loans, the borrower has incurred or is permitted to incur additional financing that is not secured by the mortgaged real property. In addition, borrowers that have not agreed to certain special purpose covenants in the related mortgage loan documents are generally not prohibited from incurring additional debt. Such additional debt may be secured by other property owned by those borrowers. Also, certain of these borrowers may have already incurred additional debt. In addition, the owners of such borrowers generally are not prohibited from incurring mezzanine debt secured by pledges of their equity interests in those borrowers.

     The mortgage loans generally do not prohibit the related borrower from incurring other obligations in the ordinary course of business relating to the mortgaged real property, including but not limited to trade payables, or from incurring indebtedness secured by equipment or other personal property located at or used in connection with the operation of the mortgaged real property.

     See "Description of the Mortgage Pool--Additional Loan and Property
Information--Additional and Other Financing" for additional information regarding the subordinate and additional financing permitted to remain in place or to be incurred under the terms of the mortgage loans.

     We make no representation with respect to the mortgage loans as to whether any other subordinate financing currently encumbers any mortgaged real property, whether any borrower has incurred material unsecured debt or whether a third party holds debt secured by a pledge of an equity interest in a related borrower.

     Debt that is incurred by an equity owner of a borrower and is the subject of a guaranty of such borrower or is secured by a pledge of the equity ownership interests in such borrower effectively reduces the equity owners' economic stake in the related mortgaged real property. While the mezzanine lender has no security interest in or rights to the related mortgaged real property, a default under the mezzanine loan could cause a change in control of the related borrower. The existence of such debt may reduce cash flow on the related borrower's mortgaged real property after the payment of debt service and may increase the likelihood that the owner of a borrower will permit the value or income producing potential of a mortgaged real property to suffer by not making capital infusions to support the mortgaged real property.

     When a mortgage loan borrower, or its constituent members, also has one or more other outstanding loans, even if the loans are subordinated or are mezzanine loans not directly secured by the mortgaged real property, the trust is subjected to additional risks. For example, the borrower may have difficulty servicing and repaying multiple loans. Also, the existence of another loan generally will make it more difficult for the borrower to obtain refinancing of the mortgage loan or sell the related mortgaged real property and may thus jeopardize the borrower's ability to make any balloon payment due under the mortgage loan at maturity. Moreover, the need to service additional debt may reduce the cash flow available to the borrower to operate and maintain the mortgaged real property.

                                      S-55

     Additionally, if the borrower, or its constituent members, are obligated to another lender, actions taken by other lenders or the borrower could impair the security available to the trust fund. If a junior lender files an involuntary bankruptcy petition against the borrower, or the borrower files a voluntary bankruptcy petition to stay enforcement by a junior lender, the trust's ability to foreclose on the mortgaged real property will be automatically stayed, and principal and interest payments might not be made during the course of the bankruptcy case. The bankruptcy of a junior lender also may operate to stay foreclosure by the trust.

     Further, if another loan secured by the mortgaged real property is in default, the other lender may foreclose on the mortgaged real property, absent an agreement to the contrary, thereby causing a delay in payments and/or an involuntary repayment of the mortgage loan prior to maturity. The trust may also be subject to the costs and administrative burdens of involvement in foreclosure proceedings or related litigation.

     If the mortgaged real property depreciates for whatever reason, the related borrower's equity is more likely to be wiped out, thereby eliminating the related borrower's incentive to continue making payments on its mortgage loan.

     In addition, in the case of those mortgage loans which require or allow letters of credit to be posted by the related borrower as additional security for the mortgage loan, in lieu of reserves or otherwise, the related borrower may be obligated to pay fees and expenses associated with the letter of credit and/or to reimburse the letter of credit issuer or others in the event of a draw upon the letter of credit by the lender.

     See "Description of the Mortgage Pool--Additional Loan and Property
Information--Additional and Other Financing" in this prospectus supplement for a discussion of additional debt with respect to the mortgaged real properties and the borrowers. See also "Risk Factors--Subordinate Debt Increases the Likelihood
That a Borrower Will Default on a Mortgage Loan Underlying Your Offered
Certificates" in the accompanying prospectus.

THE INTERESTS OF THE HOLDERS OF THE JUNIOR PORTION OF THE BANK OF AMERICA CENTER
AND DALLAS MARKET CENTER LOAN GROUPS MAY BE IN CONFLICT WITH THE INTERESTS OF
THE HOLDERS OF THE OFFERED CERTIFICATES.

     Pursuant to the applicable intercreditor agreement, the holders of the junior portion of the Bank of America Center and Dallas Market Center pari passu loan groups will be entitled, directly or through a representative or designee, to exercise certain rights and powers with respect to the mortgage loans constituting that pari passu loan group as described under "Description of the
Mortgage Pool--Split Loan Structures--Pari Passu Loan Groups--Control Rights" in
this prospectus supplement. You should expect that the holder of either of the junior portions will exercise those rights and powers exclusively for its own benefit, and it will not be liable to any class of certificateholders for doing
so.

COMPLIANCE WITH APPLICABLE LAWS AND REGULATIONS MAY RESULT IN LOSSES

     A borrower may be required to incur costs to comply with various existing and future federal, state or local laws and regulations applicable to the related mortgaged real property securing a mortgage loan. Examples of these laws and regulations include zoning laws and the Americans with Disabilities Act of
1990, which requires all public accommodations to meet certain federal requirements related to access and use by disabled persons. For example, not all of the mortgaged real properties securing the mortgage loans comply with the
Americans with Disabilities Act of 1990. See "Risk Factors--Compliance with the
Americans with Disabilities Act of 1990 May Be Expensive" and "Legal Aspects of
Mortgage Loans--Americans with Disabilities Act" in the accompanying prospectus.
The expenditure of such costs or the imposition of injunctive relief, penalties or fines in connection with the borrower's noncompliance could negatively impact the borrower's cash flow and, consequently, its ability to pay its mortgage loan.

                                      S-56

MULTIPLE MORTGAGED REAL PROPERTIES ARE OWNED BY THE SAME BORROWER OR AFFILIATED
BORROWERS OR ARE OCCUPIED, IN WHOLE OR IN PART, BY THE SAME TENANT OR AFFILIATED
TENANTS

     Ten (10) separate groups of mortgage loans, representing approximately
29.3% of the initial mortgage pool balance (22 mortgage loans in loan group 1, representing approximately 24.5% of the initial loan group 1 balance and 11 mortgage loans in loan group 2, representing approximately 57.2% of the initial loan group 2 balance), are loans made to borrowers that, in the case of each of those groups, are the same or under common control. Mortgaged real properties owned by affiliated borrowers are likely to:

     o    have common management, increasing the risk that financial or other difficulties experienced by the property manager could have a greater impact on the pool of mortgage loans; and

     o    have common general partners or managing members, which could increase the risk that a financial failure or bankruptcy filing would have a greater impact on the pool of mortgage loans.

     See "Description of the Mortgage Pool--Cross-Collateralized Mortgage Loans,
Multi-Property Mortgage Loans and Mortgage Loans with Affiliated Borrowers" in this prospectus supplement.

     In addition, there may be tenants which lease space at more than one mortgaged real property securing mortgage loans. There may also be tenants that are related to or affiliated with a borrower. See Annex A-1 to this prospectus supplement for a list of the three most significant tenants at each of the mortgaged real properties used for retail, office and industrial purposes.

     The bankruptcy or insolvency of, or other financial problems with respect to, any borrower or tenant that is, directly or through affiliation, associated with two or more of the mortgaged real properties could have an adverse effect on all of those properties and on the ability of those properties to produce sufficient cash flow to make required payments on the related mortgage loans.
See "Risk Factors--Repayment of a Commercial or Multifamily Mortgage Loan
Depends Upon the Performance and Value of the Underlying Real Property, Which
May Decline Over Time and the Related Borrower's Ability to Refinance the
Property, of Which There is No Assurance", "--Borrower Concentration Within a
Trust Exposes Investors to Greater Risk of Default and Loss" and "--Borrower
Bankruptcy Proceedings Can Delay and Impair Recovery on a Mortgage Loan
Underlying Your Offered Certificates" in the accompanying prospectus.

THE MORTGAGE LOANS HAVE NOT BEEN REUNDERWRITTEN BY US

     We have not reunderwritten the mortgage loans. Instead, we have relied on the representations and warranties made by the mortgage loan sellers, and the mortgage loan sellers' respective obligations to repurchase, cure or substitute a mortgage loan in the event that a representation or warranty was not true when made and such breach materially and adversely affects the value of the mortgage loan or the interests of the certificateholders. These representations and warranties do not cover all of the matters that we would review in underwriting a mortgage loan and you should not view them as a substitute for reunderwriting the mortgage loans. If we had reunderwritten the mortgage loans, it is possible that the reunderwriting process may have revealed problems with a mortgage loan not covered by representations or warranties given by the mortgage loan sellers.
In addition, we cannot assure you that the mortgage loan sellers will be able to repurchase or substitute a mortgage loan if a representation or warranty has been breached. See "Description of the Mortgage Pool--Representations and
Warranties" and "--Repurchases and Substitutions" in this prospectus supplement.

SOME MORTGAGED REAL PROPERTIES MAY NOT BE READILY CONVERTIBLE TO ALTERNATIVE
USES

     Some of the mortgaged real properties securing the mortgage loans may not be readily convertible to alternative uses if those properties were to become unprofitable for any reason. Converting commercial properties to alternate uses generally requires substantial capital expenditures. The liquidation value of any such mortgaged real property consequently may be substantially less than would be the case if the property were readily adaptable to other uses. See
"--Manufactured Housing Community Properties are Subject to Unique Risks Which
May

                                      S-57

Reduce Payments on Your Certificates" and "--Self Storage Facilities are
Subject to Unique Risks Which May Reduce Payments on Your Certificates" in this prospectus supplement.

LENDING ON INCOME-PRODUCING REAL PROPERTIES ENTAILS ENVIRONMENTAL RISKS

     The trust could become liable for a material adverse environmental condition at one of the mortgaged real properties securing the mortgage loans.
Any potential environmental liability could reduce or delay payments on the offered certificates.

     If an adverse environmental condition exists with respect to a mortgaged real property securing a mortgage loan, the trust will be subject to certain risks including the following:

     o    a reduction in the value of such mortgaged real property which may make it impractical or imprudent to foreclose against such mortgaged real property;

     o    the potential that the related borrower may default on the related mortgage loan due to such borrower's inability to pay high remediation costs or difficulty in bringing its operations into compliance with environmental laws;

     o    liability for clean-up costs or other remedial actions, which could exceed the value of such mortgaged real property or the unpaid balance of the related mortgage loan; and

     o    the inability to sell the related mortgage loan in the secondary market or to lease such mortgaged real property to potential tenants.

     A third-party consultant conducted an environmental site assessment, or updated a previously conducted assessment (which update may have been pursuant to a database update), with respect to all of the mortgaged real properties for the mortgage loans, during the 12-month period ending on the cut-off date. Each of those environmental site assessments or updates, as the case may be, complied with industry-wide standards. In the case of three (3) mortgaged real properties, securing three (3) separate mortgage loans (loan numbers 31, 49 and
79) and representing security for approximately 2.0% of the initial mortgage pool balance (two (2) mortgage loans in loan group 1, representing approximately
2.0% of the initial loan group 1 balance and one (1) mortgage loan in loan group
2, representing approximately 1.9% of the initial loan group 2 balance), a third-party consultant also conducted a Phase II environmental site assessment of each such mortgaged real property. If any assessment or update revealed a material adverse environmental condition or circumstance at any mortgaged real property and the consultant recommended action, then, depending on the nature of the condition or circumstance, then one of the actions identified under
"Description of the Mortgage Pool--Assessments of Property
Condition--Environmental Assessments" in this prospectus supplement, was taken.

     In some cases, the identified condition related to the presence of asbestos-containing materials, lead-based paint and/or radon. Where these substances were present, the environmental consultant generally recommended, and the related loan documents required, the establishment of an operation and maintenance plan to address the issue or, in some cases involving asbestos-containing materials, an abatement or removal program.

     We cannot assure you that the environmental assessments identified all environmental conditions and risks, that the related borrowers will implement all recommended operations and maintenance plans, that such plans will adequately remediate the environmental condition, or that any environmental indemnity, insurance or escrow will fully cover all potential environmental issues. In addition, the environmental condition of the mortgaged real properties could be adversely affected by tenants or by the condition of land or operations in the vicinity of the properties, such as underground storage tanks.

     We cannot assure you, however, that should environmental insurance be needed, coverage would be available or uncontested, that the terms and conditions of such coverage would be met, that coverage would be sufficient for the claims at issue or that coverage would not be subject to certain deductibles.

                                      S-58

     See "Description of the Mortgage Pool--Assessments of Property
Condition--Environmental Assessments" and "--Environmental Insurance" in this prospectus supplement. Also see "Risk Factors--Environmental Liabilities Will
Adversely Affect the Value and Operation of the Contaminated Property and May
Deter a Lender from Foreclosing" and "Legal Aspects of Mortgage
Loans--Environmental Considerations" in the accompanying prospectus.

LENDING ON INCOME-PRODUCING PROPERTIES ENTAILS RISKS RELATED TO PROPERTY
CONDITION

     Licensed engineers inspected all the mortgaged real properties that secure the mortgage loans, in connection with the originating of such mortgage loans to assess--

     o    the structure, exterior walls, roofing, interior construction, mechanical and electrical systems; and

     o    the general condition of the site, buildings and other improvements located at each property.

     The resulting reports may have indicated deferred maintenance items and/or recommended capital improvements on the mortgaged real properties. We, however, cannot assure you that all conditions requiring repair or replacement were identified. No additional property inspections were conducted in connection with the issuance of the offered certificates. Generally, with respect to many of the mortgaged real properties for which recommended repairs, corrections or replacements were deemed material, the related borrowers were required to deposit with the lender an amount ranging from 100% to 125% of the licensed engineer's estimated cost of the recommended repairs, corrections or replacements to assure their completion. See "Risk Factors--Risks Related to the
Mortgage Loans--Reserves to Fund Capital Expenditures May Be Insufficient and
This May Adversely Affect Payments on Your Certificates" in this prospectus supplement.

INSPECTIONS AND APPRAISALS PERFORMED ON MORTGAGED REAL PROPERTIES MAY NOT
ACCURATELY REFLECT VALUE OR CONDITION OF MORTGAGED REAL PROPERTIES

     Any appraisal performed with respect to a mortgaged real property represents only the analysis and opinion of a qualified expert and is not a guarantee of present or future value. One appraiser may reach a different conclusion than the conclusion that would be reached if a different appraiser were appraising that property. Moreover, appraisals seek to establish the amount a typically motivated buyer would pay a typically motivated seller and, in certain cases, may have taken into consideration the purchase price paid by the borrower. That amount could be significantly higher than the amount obtained from the sale of a mortgaged real property under a distress or liquidation sale.
We cannot assure you that the information set forth in this prospectus supplement regarding appraised values or loan-to-value ratios accurately reflects past, present or future market values of the mortgaged real properties.
See "Description of the Mortgage Pool--Assessments of Property
Condition--Appraisals" in this prospectus supplement for a description of the appraisals that were performed with respect to the mortgaged real properties.
Any engineering reports or site inspections obtained with respect to a mortgaged real property represents only the analysis of the individual engineers or site inspectors preparing such reports at the time of such report, and may not reveal all necessary or desirable repairs, maintenance or capital improvement items.
See "Description of the Mortgage Pool--Assessments of Property
Condition--Property Inspections" and "--Engineering Assessments" in this prospectus supplement for a description of the engineering assessments and site inspections that were performed with respect to the mortgaged real properties.

FUTURE CASH FLOW AND PROPERTY VALUES ARE NOT PREDICTABLE

     A number of factors, many beyond the control of the property owner, may affect the ability of an income-producing real estate project to generate sufficient net operating income to pay debt service and/or to maintain its value. Among these factors are:

     o    economic conditions generally and in the area of the project;

     o    the age, quality, functionality and design of the property;

                                      S-59

     o    the degree to which the property competes with other properties in the area;

     o    changes or continued weakness in specific industry segments;

     o    increases in operating costs;

     o    the willingness and ability of the owner to provide capable property management and maintenance;

     o    the degree to which the property's revenue is dependent upon a single tenant or user, a small group of tenants, tenants concentrated in a particular business or industry and the competition to any such tenants;

     o    an increase in the capital expenditures needed to maintain the properties or make improvements;

     o    a decline in the financial condition of a major tenant;

     o    the location of a mortgaged real property;

     o    whether a mortgaged real property can be easily converted to alternative uses;

     o    an increase in vacancy rates;

     o    perceptions regarding the safety, convenience and attractiveness of such properties;

     o    vulnerability to litigation by tenants and patrons;

     o    environmental contamination; and

     o    a decline in rental rates as leases are renewed or entered into with new tenants.

     If leases are not renewed or replaced, if tenants default, if rental rates fall and/or if operating expenses increase, the borrower's ability to repay the loan may be impaired and the resale value of the property, which is substantially dependent upon the property's ability to generate income, may decline. Even if borrowers successfully renew leases or relet vacated space, the costs associated with reletting, including tenant improvements, leasing commissions and free rent, can exceed the amount of any reserves maintained for that purpose and reduce cash from the mortgaged real properties. Although some of the mortgage loans require the borrower to maintain escrows for leasing expenses, there is no guarantee that these reserves will be sufficient. In addition, there are other factors, including changes in zoning or tax laws, the availability of credit for refinancing and changes in interest rate levels that may adversely affect the value of a property (and thus the borrower's ability to sell or refinance) without necessarily affecting the ability to generate current income.

     Other factors are more general in nature, such as:

     o    national, regional or local economic conditions (including plant and military installation closings, industry slowdowns and unemployment rates);

     o    local real estate conditions (such as an oversupply of retail space, office space or multifamily housing);

     o    demographic factors;

     o    consumer confidence;

     o    consumer tastes and preferences; and

                                      S-60

     o    changes in building codes and other applicable laws.

     The volatility of net operating income will be influenced by many of the foregoing factors, as well as by:

     o    the length of tenant leases;

     o    the creditworthiness of tenants;

     o    in the case of rental properties, the rate at which new rentals occur;
          and

     o    the property's "operating leverage" (i.e., the percentage of total property expenses in relation to revenue, the ratio of fixed operating expenses to those that vary with revenues and the level of capital expenditures required to maintain the property and to retain or replace tenants).

     A decline in the real estate market or in the financial condition of a major tenant will tend to have a more immediate effect on the net operating income of property with short-term revenue sources, such as short-term or month-to-month leases, and may lead to higher rates of delinquency or defaults.

LIMITATIONS ON ENFORCEABILITY OF CROSS-COLLATERALIZATION; MULTI-PROPERTY
MORTGAGE LOANS

     The mortgage pool will include 17 mortgage loans, representing approximately 24.7% of the initial mortgage pool balance and approximately 29.0%
of the initial loan group 1 balance, that are, in each case, individually or through cross-collateralization with other mortgage loans, secured by two or more real properties. However, the amount of the mortgage lien encumbering any particular one of those properties may be less than the full amount of the related mortgage loan or group of cross-collateralized mortgage loans, as it may have been limited to avoid or reduce recording tax. The reduced mortgage amount may equal the appraised value or allocated loan amount for the particular mortgaged real property. This would limit the extent to which proceeds from the property would be available to offset declines in value of the other mortgaged real properties securing the same mortgage loan or group of cross-collateralized mortgage loans. These mortgage loans are identified in the tables contained in
Annex A-1. The purpose of securing any particular mortgage loan or group of cross-collateralized mortgage loans with multiple real properties is to reduce the risk of default or ultimate loss as a result of an inability of any particular property to generate sufficient net operating income to pay debt service. However, certain of these mortgage loans, described under "Description of the Mortgage Pool--Cross-Collateralized Mortgage Loans, Multi-Property
Mortgage Loans and Mortgage Loans with Affiliate Borrowers", entitle the related borrower(s) to obtain a release of one or more of the corresponding mortgaged real properties and/or a termination of any applicable cross-collateralization, subject, in each case, to the fulfillment of one or more of the following conditions--

     o    the pay down or defeasance of the mortgage loan(s) in an amount equal to a specified percentage, which is usually 115% to 125%, of the portion of the total loan amount allocated to the property or properties to be released;

     o    the satisfaction of certain criteria set forth in the related loan documents;

     o    the satisfaction of certain leasing goals or other performance tests;

     o    the satisfaction of debt service coverage and loan-to-value tests for the property or properties that will remain as collateral; and/or

     o    receipt by the lender of confirmation from each applicable rating agency that the action will not result in a qualification, downgrade or withdrawal of any of the then-current ratings of the offered certificates.

                                      S-61

     Six (6) mortgage loans, representing approximately 15.6% of the initial mortgage pool balance and approximately 18.3% of the initial loan group 1 balance, are, in each case, secured by real properties located in two or more states. Foreclosure actions are brought in state court and the courts of one state cannot exercise jurisdiction over property in another state. Upon a default under any of these mortgage loans, it may not be possible to foreclose on the related mortgaged real properties simultaneously.

     In addition, nine (9) of the mortgage loans, representing approximately
20.6% of the initial mortgage pool balance and approximately 24.1% of the initial loan group 1 balance, are secured by deeds of trust or mortgages, as applicable, on multiple properties, six (6) of which, representing approximately
15.6% of the initial mortgage pool balance and approximately 18.3% of the initial loan group 1 balance, secure the joint and several obligations of multiple borrowers, and three (3) of which, representing approximately 5.0% of the initial mortgage pool balance and approximately 5.8% of the initial loan group 1 balance, secure the obligations of a single borrower. Such multi-borrower arrangements could be challenged as fraudulent conveyances by creditors of any of the related borrowers or by the representative of the bankruptcy estate of any related borrower if one or more of such borrowers becomes a debtor in a bankruptcy case. Generally, under federal and most state fraudulent conveyance statutes, a lien granted by any such borrower could be voided if a court determines that:

     o    such borrower was insolvent at the time of granting the lien, was rendered insolvent by the granting of the lien, was left with inadequate capital or was not able to pay its debts as they matured;
          and

     o    the borrower did not, when it allowed its mortgaged real property to be encumbered by the liens securing the indebtedness represented by the other cross-collateralized loans, receive "fair consideration" or
          "reasonably equivalent value" for pledging such mortgaged real property for the equal benefit of the other related borrowers.

     We cannot assure you that a lien granted by a borrower on a cross-collateralized loan to secure the mortgage loan of another borrower, or any payment thereon, would not be avoided as a fraudulent conveyance. See
"Description of the Mortgage Pool--Cross-Collateralized Mortgage Loans,
Multi-Property Mortgage Loans and Mortgage Loans with Affiliated Borrowers" and
Annex A-1 to this prospectus supplement for more information regarding the cross-collateralized loans. No mortgage loan is cross-collateralized with a mortgage loan not included in the trust.

THE BORROWER'S FORM OF ENTITY MAY CAUSE SPECIAL RISKS

     The borrowers may be either individuals or legal entities. Mortgage loans made to legal entities may entail risks of loss greater than those of mortgage loans made to individuals. For example, a legal entity, as opposed to an individual, may be more inclined to seek legal protection from its creditors under the bankruptcy laws. Unlike individuals involved in bankruptcies, various types of entities generally do not have personal assets and creditworthiness at stake. The bankruptcy of a borrower, or a general partner or managing member of a borrower, may impair the ability of the lender to enforce its rights and remedies under the related mortgage.

     Some of the borrowers are not structured to diminish the likelihood of their becoming bankrupt. The related mortgage documents and/or organizational documents of such borrowers, may not contain the representations, warranties and covenants customarily made by a borrower that is a special purpose entity (such as limitations on indebtedness and affiliate transactions and restrictions on the borrower's ability to dissolve, liquidate, consolidate, merge, sell all of its assets, or amend its organizational documents). Such provisions are designed to mitigate the possibility that the borrower's financial condition would be adversely impacted by factors unrelated to the related mortgaged real property and the related mortgage loan.

     Borrowers not structured as bankruptcy remote entities may be more likely to become insolvent or the subject of a voluntary or involuntary bankruptcy proceeding because such borrowers may be:

                                      S-62

     o    operating entities with businesses distinct from the operation of the property with the associated liabilities and risks of operating an ongoing business; and

     o    individuals that have personal liabilities unrelated to the property.

     However, any borrower, even an entity structured to be bankruptcy-remote, as owner of real estate will be subject to certain potential liabilities and risks. We cannot assure you that any borrower will not file for bankruptcy protection or that creditors of a borrower or a corporate or individual general partner or managing member of a borrower will not initiate a bankruptcy or similar proceeding against such borrower or corporate or individual general partner or managing member.

     Furthermore, with respect to any related borrowers, creditors of a common parent in bankruptcy may seek to consolidate the assets of such borrowers with those of the parent. Consolidation of the assets of such borrowers would likely have an adverse effect on the funds available to make distributions on your certificates, and may lead to a downgrade, withdrawal or qualification of the ratings of your certificates. See "Legal Aspects of Mortgage Loans--Bankruptcy
Laws" in the accompanying prospectus.

TENANCIES IN COMMON MAY HINDER RECOVERY

     Twelve (12) of the mortgage loans, representing approximately 13.6% of the initial mortgage pool balance (11 mortgage loans in loan group 1, representing approximately 14.5% of the initial loan group 1 balance and one (1) mortgage loan in loan group 2, representing approximately 8.4% of the initial loan group
2 balance), have borrowers that own the related mortgaged real properties as tenants-in-common. The bankruptcy, dissolution or action for partition by one or more of the tenants-in-common could result in an early repayment of the related mortgage loan, a significant delay in recovery against the tenant in common borrowers, a material impairment in property management and a substantial decrease in the amount recoverable upon the related mortgage loan. Not all tenants-in-common for these mortgage loans are special purpose entities.

BANKRUPTCY PROCEEDINGS ENTAIL CERTAIN RISKS

     Under federal bankruptcy law, the filing of a petition in bankruptcy by or against a borrower will stay the sale of the mortgaged real property owned by that borrower, as well as the commencement or continuation of a foreclosure action. In addition, even if a court determines that the value of the mortgaged real property is less than the principal balance of the mortgage loan it secures, the court may prevent a lender from foreclosing on the mortgaged real property (subject to certain protections available to the lender). As part of a restructuring plan, a court also may reduce the amount of secured indebtedness to the then-current value of the mortgaged real property, which would make the lender a general unsecured creditor for the difference between the then-current value and the amount of its outstanding mortgage indebtedness. A bankruptcy court also may: (1) grant a debtor a reasonable time to cure a payment default on a mortgage loan; (2) reduce periodic payments due under a mortgage loan; (3)
change the rate of interest due on a mortgage loan; or (4) otherwise alter the mortgage loan's repayment schedule.

     Moreover, the filing of a petition in bankruptcy by, or on behalf of, a junior lienholder may stay the senior lienholder from taking action to foreclose on the junior lien. Additionally, the borrower's trustee or the borrower, as debtor-in-possession, has certain special powers to avoid, subordinate or disallow debts. In certain circumstances, the claims of the special servicer on behalf of the trust may be subordinated to financing obtained by a debtor-in-possession subsequent to its bankruptcy. Under federal bankruptcy law, the lender will be stayed from enforcing a borrower's assignment of rents and leases. Federal bankruptcy law also may interfere with the master servicer's or special servicer's ability to enforce lockbox requirements. The legal proceedings necessary to resolve these issues can be time consuming and costly and may significantly delay or diminish the receipt of rents. Rents also may escape an assignment to the extent they are used by the borrower to maintain the mortgaged real property or for other court authorized expenses.

                                      S-63

     Additionally, pursuant to subordination agreements for certain of the mortgage loans, the subordinate lenders may have agreed that they will not take any direct actions with respect to the related subordinated debt, including any actions relating to the bankruptcy of the borrower, and that the holder of the mortgage loan will have all rights to direct all such actions. There can be no assurance that in the event of the borrower's bankruptcy, a court will enforce such restrictions against a subordinated lender. In its decision in In re 203
North LaSalle Street Partnership, 246 B.R. 325 (Bankr. N.D. Ill. March 10,
2000), the United States Bankruptcy Court for the Northern District of Illinois
refused to enforce a provision of a subordination agreement that allowed a first mortgagee to vote a second mortgagee's claim with respect to a Chapter 11 reorganization plan on the grounds that pre-bankruptcy contracts cannot override rights expressly provided by the Bankruptcy Code. This holding, which one court has already followed, potentially limits the ability of a senior lender to accept or reject a reorganization plan or to control the enforcement of remedies against a common borrower over a subordinated lender's objections.

     As a result of the foregoing, the special servicer's recovery on behalf of the trust with respect to borrowers in bankruptcy proceedings may be significantly delayed, and the aggregate amount ultimately collected may be substantially less than the amount owed.

     Certain of the mortgage loans have a sponsor that has previously filed for bankruptcy protection. In each case, the related entity or person has emerged from bankruptcy. See, for example Annex C, under the heading "Ten Largest
Mortgage Loans or Groups of Cross-Collateralized Mortgage Loans--Lodgian
Portfolio 2--The Borrower". However, we cannot assure you that those sponsors will not be more likely than other sponsors to utilize their rights in bankruptcy in the event of any threatened action by the lender to enforce its rights under the related loan documents.

LITIGATION MAY HAVE ADVERSE EFFECT ON BORROWERS

     From time to time, there may be legal proceedings pending or threatened against the borrowers and their affiliates relating to the business of, or arising out of the ordinary course of business of, the borrowers and their affiliates, and certain of the borrowers and their affiliates are subject to legal proceedings relating to the business of, or arising out of the ordinary course of business of, the borrowers or their affiliates. It is possible that such litigation may have a material adverse effect on any borrower's ability to meet its obligations under the related mortgage loan and, thus, on distributions on your certificates.

     From time to time, there may be condemnations pending or threatened against one or more of the mortgaged real properties securing the mortgage loans. The proceeds payable in connection with a total condemnation may not be sufficient to restore the related mortgaged real property or to satisfy the remaining indebtedness of the related mortgage loan. The occurrence of a partial condemnation may have a material adverse effect on the continued use of, or income generation from, the affected mortgaged real property. Therefore, we cannot assure you that the occurrence of any condemnation will not have a negative impact upon distributions on your certificates.

POOR PROPERTY MANAGEMENT WILL LOWER THE PERFORMANCE OF THE RELATED MORTGAGED
REAL PROPERTY

     The successful operation of a real estate project depends upon the property manager's performance and viability. The property manager is responsible for:

     o    responding to changes in the local market;

     o    planning and implementing the rental structure;

     o    operating the property and providing building services;

     o    managing operating expenses; and

                                      S-64

     o    assuring that maintenance and capital improvements are carried out in a timely fashion.

     Properties deriving revenues primarily from short-term sources, such as short-term or month-to-month leases or daily room rentals, are generally more management intensive than properties leased to creditworthy tenants under long-term leases. We make no representation or warranty as to the skills of any present or future managers. In many cases, the property manager is the borrower or an affiliate of the borrower and may not manage properties for non-affiliates. Additionally, we cannot assure you that the property managers will be in a financial condition to fulfill their management responsibilities throughout the terms of their respective management agreements.

MORTGAGE LOAN SELLERS MAY NOT BE ABLE TO MAKE A REQUIRED REPURCHASE OR
SUBSTITUTION OF A DEFECTIVE MORTGAGE LOAN

     Each mortgage loan seller is the sole warranting party in respect of the mortgage loans sold by such mortgage loan seller to us. Neither we nor any of our affiliates (except, in certain circumstances, for Merrill Lynch Mortgage
Lending, Inc. in its capacity as a mortgage loan seller) are obligated to repurchase or substitute any mortgage loan in connection with either a material breach of any mortgage loan seller's representations and warranties or any material document defects, if such mortgage loan seller defaults on its obligation to do so. We cannot assure you that the mortgage loan sellers will have the financial ability to effect such repurchases or substitutions. Any mortgage loan that is not repurchased or substituted and that is not a
"qualified mortgage" for a REMIC may cause the trust fund to fail to qualify as one or more REMICs or cause the trust fund to incur a tax. See "Description of the Mortgage Pool--Assignment of the Mortgage Loans", "--Representations and
Warranties" and "--Repurchases and Substitutions" in this prospectus supplement and "Description of the Governing Documents--Representations and Warranties with
Respect to Mortgage Assets" in the accompanying prospectus.

ONE ACTION JURISDICTION MAY LIMIT THE ABILITY OF THE SPECIAL SERVICER TO
FORECLOSE ON THE MORTGAGED REAL PROPERTY

     Some states (including California) have laws that prohibit more than one judicial action to enforce a mortgage obligation, and some courts have construed the term judicial action broadly. Accordingly, the special servicer is required to obtain advice of counsel prior to enforcing any of the trust's rights under any of the mortgage loans that include mortgaged real properties where this rule could be applicable. In the case of either a cross-collateralized and cross-defaulted mortgage loan or a multi-property mortgage loan which is secured by mortgaged real properties located in multiple states, the special servicer may be required to foreclose first on properties located in states where such
"one action" rules apply (and where non-judicial foreclosure is permitted)
before foreclosing on properties located in the states where judicial foreclosure is the only permitted method of foreclosure. As a result, the special servicer may incur delay and expense in foreclosing on mortgaged real properties located in states affected by one action rules. See "--Risks Related to Geographic Concentration" and "--Risks Related to California Geographic
Concentration" in this prospectus supplement.

LIMITED INFORMATION CAUSES UNCERTAINTY

     Some of the mortgage loans are loans that were made to enable the related borrower to acquire the related mortgaged real property. Accordingly, for certain of these loans limited or no historical operating information is available with respect to the related mortgaged real properties. As a result, you may find it difficult to analyze the historical performance of those properties.

TAX CONSIDERATIONS RELATED TO FORECLOSURE

     The special servicer, on behalf of the trust, may acquire one or more mortgaged real properties pursuant to a foreclosure or deed in lieu of foreclosure. Any net income from the operation and management of any such property that is not qualifying "rents from real property", within the meaning of section 856(d) of the Internal

                                      S-65

Revenue Code of 1986, as amended, and any rental income based on the net profits of a tenant or sub-tenant or allocable to a service that is non-customary in the area and for the type of property involved, will subject the trust to federal
(and possibly state or local) tax on such income at the highest marginal corporate tax rate (currently 35%), thereby reducing net proceeds available for distribution to certificateholders. The risk of taxation being imposed on income derived from the operation of foreclosed property is particularly present in the case of hotels. The pooling and servicing agreement permits the special servicer to cause the trust to earn "net income from foreclosure property" that is subject to tax if it determines that the net after-tax benefit to certificateholders is greater than another method of operating or net-leasing the subject mortgaged real properties. In addition, if the trust were to acquire one or more mortgaged real properties pursuant to a foreclosure or deed in lieu of foreclosure, the trust may in certain jurisdictions, particularly in New York or California, be required to pay state or local transfer or excise taxes upon liquidation of such properties. Such state or local taxes may reduce net proceeds available for distribution to the certificateholders. See "Federal
Income Tax Consequences" in this prospectus supplement and in the accompanying prospectus.

THE ABSENCE OF OR INADEQUACY OF INSURANCE COVERAGE ON THE PROPERTY MAY ADVERSELY
AFFECT PAYMENTS ON YOUR CERTIFICATES

     All of the mortgage loans require the related borrower to maintain, or cause to be maintained, property insurance (which, in some cases, is provided by allowing a tenant to self-insure). However, the mortgaged real properties that secure the mortgage loans may suffer casualty losses due to risks that are not covered by insurance or for which insurance coverage is not adequate or available at commercially reasonable rates. In addition, some of those mortgaged real properties are located in California, Florida, Texas, Georgia, North
Carolina and Alabama and in other coastal areas of certain states, which are areas that have historically been at greater risk of acts of nature, including earthquakes, hurricanes and floods. The mortgage loans generally do not require borrowers to maintain earthquake, hurricane or flood insurance and we cannot assure you that borrowers will attempt or be able to obtain adequate insurance against such risks.

     Moreover, if reconstruction or major repairs are required following a casualty, changes in laws that have occurred since the time of original construction may materially impair the borrower's ability to effect such reconstruction or major repairs or may materially increase the cost thereof.

     After the September 11, 2001 terrorist attacks in New York City, the
Washington, D.C. area and Pennsylvania, the cost of insurance coverage for acts of terrorism increased and the availability of such insurance decreased. In an attempt to redress this situation, on November 26, 2002, the President signed into law the Terrorism Risk Insurance Act of 2002, which established a three-year federal back-stop program under which the federal government and the insurance industry will share in the risk of loss associated with certain future terrorist attacks. Pursuant to the provisions of the act, (a) qualifying insurers must offer terrorism insurance coverage in all property and casualty insurance polices on terms not materially different than terms applicable to other losses, (b) the federal government will reimburse insurers 90% of amounts paid on claims, in excess of a specified deductible, provided that aggregate property and casualty insurance losses resulting from an act of terrorism exceed
$5,000,000, (c) the government's aggregate insured losses are limited to $100 billion per program year, (d) reimbursement to insurers will require a claim based on a loss from a terrorist act, (e) to qualify for reimbursement, an insurer must have previously disclosed to the policyholder the premium charged for terrorism coverage and its share of anticipated recovery for insured losses under the federal program, and (f) the federal program by its terms will terminate December 31, 2005. With regard to existing policies, the act provides that any terrorism exclusion in a property and casualty insurance contract currently in force is void if such exclusion exempts losses that would otherwise be subject to the act; provided, that an insurer may reinstate such a terrorism exclusion if the insured either (a) authorizes such reinstatement in writing or
(b) fails to pay the premium increase related to the terrorism coverage within
30 days of receiving notice of such premium increase and of its rights in connection with such coverage.

     The Terrorism Risk Insurance Act of 2002 only applies to losses resulting from attacks that have been committed by individuals on behalf of a foreign person or foreign interest, and does not cover acts of purely

                                      S-66

domestic terrorism. Further, any such attack must be certified as an "act of terrorism" by the federal government, which decision is not subject to judicial review. As a result, insurers may continue to try to exclude losses resulting from terrorist acts not covered by the act from coverage under their policies.
Moreover, the act still leaves insurers with high potential exposure for terrorism-related claims due to the deductible and copayment provisions thereof.
Because nothing in the act prevents an insurer from raising premium rates on policyholders to cover potential losses, or from obtaining reinsurance coverage to offset its increased liability, the cost of premiums for such terrorism insurance coverage is still expected to be high. Finally, upon expiration of the federal program, there is no assurance that subsequent terrorism legislation would be passed.

     We cannot assure you that all of the mortgaged real properties will be insured against the risks of terrorism and similar acts. As a result of any of the foregoing, the amount available to make distributions on your certificates could be reduced.

     The master servicer, with respect to each of the mortgage loans (other than the Bank of America Center and Dallas Market Center pari passu trust mortgage loans), including specially serviced mortgage loans, and the special servicer, with respect to REO Properties (other than any REO Property with respect to the
Bank of America Center or Dallas Market Center pari passu trust mortgage loan), will be required to use reasonable efforts, consistent with the servicing standard, to cause each borrower to maintain for the related mortgaged real property all insurance required by the terms of the loan documents and the related mortgage in the amounts set forth therein which shall be obtained from an insurer meeting the requirements of the applicable loan documents.
Notwithstanding the foregoing, the master servicer and the special servicer will not be required to maintain, and will not cause a borrower to be in default with respect to the failure of the related borrower to obtain, all-risk casualty insurance that does not contain any carve-out for terrorist or similar act, if the trustee does not have an insurable interest therein and the special servicer has determined in accordance with the servicing standard (and other consultation with the controlling class representative) that either--

     o    such insurance is not available at commercially reasonable rates, and such hazards are not at the time commonly insured against for properties similar to the mortgaged real property and located in or around the region in which such mortgaged real property is located, or

     o    such insurance is not available at any rate.

     Under the Banc of America Series 2004-4 pooling and servicing agreement, the Banc of America Series 2004-4 master servicer and special servicer are similarly obligated to ensure the maintenance of insurance for the mortgaged real properties securing the Bank of America Center and Dallas Market Center pari passu trust mortgage loans or any REO property in respect thereof.

     If the related loan documents do not expressly require insurance against acts of terrorism, but permit the lender to require such other insurance as is reasonable, the related borrower may challenge whether maintaining insurance against acts of terrorism is reasonable in light of all the circumstances, including the cost. The master servicer's efforts to require such insurance may be further impeded if the originating lender did not require the subject borrower to maintain such insurance, regardless of the terms of the related loan documents.

     If a borrower is required, under the circumstances described above, to maintain insurance coverage with respect to terrorist or similar acts, the borrower may incur higher costs for insurance premiums in obtaining that coverage which would have an adverse effect on the net cash flow of the related mortgaged real property.

     Some of the mortgage loans specifically require terrorism insurance, but such insurance may be required only to the extent it can be obtained for premiums less than or equal to a "cap" amount specified in the related loan documents, only if it can be purchased at commercially reasonable rates and/or only with a deductible at a certain threshold.

                                      S-67

     Additionally, there can be no assurance that mortgaged real properties currently covered by terrorism insurance will continue to be so covered or that the coverage is, or will remain, adequate. See "Description of the Mortgage
Pool--Additional Loan and Property Information--Hazard, Liability and Other
Insurance" in this prospectus supplement.

     Any losses incurred with respect to the mortgage loans due to uninsured risks or insufficient hazard insurance proceeds could adversely affect distributions on your certificates.

     If such casualty losses are not covered by standard casualty insurance policies and the mortgage loan documents do not specifically require the borrowers to obtain this form of coverage, then in the event of a casualty, the amount available to make distributions on your offered certificates could be reduced.

              CAPITALIZED TERMS USED IN THIS PROSPECTUS SUPPLEMENT

     From time to time we use capitalized terms in this prospectus supplement.
Each of those capitalized terms will have the meaning assigned to it in the glossary attached to this prospectus supplement.

                           FORWARD-LOOKING STATEMENTS

     This prospectus supplement and the accompanying prospectus includes the words "expects", "intends", "anticipates", "estimates" and similar words and expressions. These words and expressions are intended to identify forward-looking statements. Any forward-looking statements are made subject to risks and uncertainties which could cause actual results to differ materially from those stated. These risks and uncertainties include, among other things, declines in general economic and business conditions, increased competition, changes in demographics, changes in political and social conditions, regulatory initiatives and changes in customer preferences, many of which are beyond our control and the control of any other person or entity related to this offering.
The forward-looking statements made in this prospectus supplement are accurate as of the date stated on the cover of this prospectus supplement. We have no obligation to update or revise any forward-looking statement.

                        DESCRIPTION OF THE MORTGAGE POOL

GENERAL

     We intend to include the 95 mortgage loans identified on Annex A-1 to this prospectus supplement in the trust. The mortgage pool consisting of those loans will have an initial mortgage pool balance of $1,246,399,660. However, the actual initial mortgage pool balance may be as much as 5.0% smaller or larger than such amount if any of those mortgage loans are removed from the mortgage pool or any other mortgage loans are added to the mortgage pool. See "--Changes in Mortgage Pool Characteristics" below. For purposes of making distributions with respect to certain classes of offered certificates, as described under
"Description of the Offered Certificates", the pool of mortgage loans will be deemed to consist of two loan groups, loan group 1 and loan group 2. Loan group
1 will consist of 76 mortgage loans, representing, by initial aggregate cut-off date balance, approximately 85.3% of the initial mortgage pool balance. Loan group 2 will consist of 19 mortgage loans (representing approximately 94.9% of all the mortgage loans secured by multifamily properties and 11.9% of all the mortgage loans secured by manufactured housing community properties), representing approximately 14.7% of the initial mortgage pool balance. Annex A-1 to this prospectus supplement indicates the loan group designation for each mortgage loan.

     The initial mortgage pool balance will equal the total cut-off date principal balance of the mortgage loans included in the trust. The initial loan group 1 balance and the initial loan group 2 balance will equal the cut-off date principal balance of the mortgage loans in loan group 1 and loan group 2, respectively. The cut-off date principal balance of any mortgage loan is equal to its unpaid principal balance as of the cut-off date, after application of all monthly debt service payments due with respect to the mortgage loan on or before that date, whether or not those payments were received. The cut-off date principal balance of each mortgage loan is shown

                                      S-68

on Annex A-1 to this prospectus supplement. Those cut-off date principal balances range from $1,680,000 to $130,000,000, and the average of those cut-off date principal balances is $13,119,996. The cut-off date principal balances of the mortgage loans in loan group 1 range from $1,680,000 to $130,000,000, and the average of those cut-off date principal balances is $13,993,755. The cut-off date principal balances of the mortgage loans in loan group 2 range from
$1,946,360 to $24,510,747, and the average of those cut-off date principal balances is $9,624,960.

     When we refer to mortgage loans in this prospectus supplement, we are referring to the mortgage loans that we intend to include in the trust and do not, unless the context clearly indicates otherwise, include the Pari Passu
Non-Trust Mortgage Loans and the B-Note Loans. Those mortgage loans will not be included in the trust.

     Each of the mortgage loans is an obligation of the related borrower to repay a specified sum with interest. Each of those mortgage loans is evidenced by a promissory note and secured by a mortgage, deed of trust or other similar security instrument that creates a mortgage lien on the fee and/or leasehold interest of the related borrower or another party in one or more commercial, multifamily and manufactured housing community mortgaged real properties. That mortgage lien will be a first priority lien, subject only to Permitted
Encumbrances.

     You should consider each of the mortgage loans to be a nonrecourse obligation of the related borrower. You should anticipate that, in the event of a payment default by the related borrower, recourse will be limited to the corresponding mortgaged real property or properties for satisfaction of that borrower's obligations. In those cases where recourse to a borrower or guarantor is permitted under the related loan documents, we have not undertaken an evaluation of the financial condition of any of these persons. None of the mortgage loans will be insured or guaranteed by any governmental entity or by any other person.

     We provide in this prospectus supplement a variety of information regarding the mortgage loans. When reviewing this information, please note that--

     o    all numerical information provided with respect to the mortgage loans is provided on an approximate basis;

     o    all cut-off date principal balances assume the timely receipt of the scheduled payments for each mortgage loan and that no prepayments occur prior to the cut-off date;

     o    all weighted average information provided with respect to the mortgage loans reflects a weighting by their respective cut-off date principal balances;

     o    when information with respect to mortgaged real properties is expressed as a percentage of the initial mortgage pool balance, the percentages are based upon the cut-off date principal balances of the related mortgage loans;

     o    if any mortgage loan is secured by multiple mortgaged real properties, the cut-off date principal balance is allocated based on any of (i) an individual property's appraised value as a percentage of the total appraised value of all of the mortgaged real properties, including the subject individual property, securing the same mortgage loan, (ii) an individual property's underwritten net operating income as a percentage of the total underwritten net operating income of all the mortgaged real properties, including the subject individual property, securing the same mortgage loan and (iii) an allocated loan balance specified in the related loan documents;

     o    unless specifically indicated otherwise (for example, with respect to loan-to-value and debt service coverage ratios and cut-off date balances per unit), statistical information presented in this prospectus supplement with respect to any mortgage loan in the trust that is part of a pari passu loan group excludes the related non-trust mortgage loan(s);

                                      S-69

     o    unless specifically indicated otherwise, statistical information presented in this prospectus supplement with respect to the A-Note
          Mortgage Loan excludes the B-Note Loan;

     o    statistical information regarding the mortgage loans may change prior to the date of initial issuance of the offered certificates due to changes in the composition of the mortgage pool prior to that date, which may result in the initial mortgage pool balance being as much as
          5% larger or smaller than indicated;

     o    the sum of numbers presented in any column within a table may not equal the indicated total due to rounding; and

     o    when a mortgage loan is identified by loan number, we refer to the loan number indicated for that mortgage loan on Annex A-1.

CROSS-COLLATERALIZED MORTGAGE LOANS, MULTI-PROPERTY MORTGAGE LOANS AND MORTGAGE
LOANS WITH AFFILIATED BORROWERS

     The mortgage pool will include 17 mortgage loans, representing approximately 24.7% of the initial mortgage pool balance and approximately 29.0%
of the initial loan group 1 balance, that are, in each case, individually or through cross-collateralization with other mortgage loans, secured by two or more real properties. These mortgage loans are identified in the tables contained in Annex A-1. However, the amount of the mortgage lien encumbering any particular one of those properties may be less than the full amount of the related mortgage loan or group of cross-collateralized mortgage loans, generally to avoid mortgage recording tax. The mortgage amount may equal the appraised value or allocated loan amount for the particular mortgaged real property. This would limit the extent to which proceeds from that property would be available to offset declines in value of the other mortgaged real properties securing the same mortgage loan or group of cross-collateralized mortgage loans.

     Seven (7) of the mortgage loans referred to in the prior paragraph entitle the related borrower(s) to obtain a release of one or more of the corresponding mortgaged real properties and/or a termination of any applicable cross-collateralization, subject, in each case, to the fulfillment of one or more of the following conditions--

     o    the pay down or defeasance of the mortgage loan(s) in an amount equal to a specified percentage, which is usually 110% to 125%, of the portion of the total loan amount allocated to the property or properties to be released;

     o    the borrower meets certain criteria set forth in the related loan documents;

     o    the satisfaction of certain leasing goals or other performance tests;

     o    the satisfaction of debt service coverage and/or loan-to-value tests for the property or properties that will remain as collateral; and/or

     o    receipt by the lender of confirmation from each applicable rating agency that the action will not result in a qualification, downgrade or withdrawal of any of the then-current ratings of the offered certificates.

     For additional information relating to mortgaged real properties that secure an individual multi-property mortgage loan or a group of cross-collateralized mortgage loans, see Annex A-1 to this prospectus supplement.

     The table below shows each group of mortgaged real properties that:

     o    are owned by the same or affiliated borrowers; and

                                      S-70

     o    secure in total two or more non-cross-collateralized mortgage loans that represent at least 1% of the initial mortgage pool balance.

                                                  NUMBER OF       AGGREGATE
                                                STATES WHERE    CUT-OFF DATE   % OF INITIAL
                                               THE PROPERTIES     PRINCIPAL      MORTGAGE
GROUP              PROPERTY NAMES              ARE LOCATED(1)      BALANCE     POOL BALANCE
-----   ------------------------------------   --------------   ------------   ------------

  A     Polo on Park Apartments                                   23,520,000       1.9
        Jackson Square at the Hermitage                           15,280,000       1.2
        Park Side Apartments                                      14,280,000       1.1
                                                                 -----------       ---
        TOTAL                                         2          $53,080,000       4.3%
                                                                 ===========       ===

  B     Reserve at Maitland                                       21,703,558       1.7
        Beltway 8 Corporate Centre 1                              10,499,962       0.8
                                                                 -----------       ---
        TOTAL                                         2          $32,203,520       2.6%
                                                                 ===========       ===

  C     Shops at JANAF                                             8,800,000       0.7
        Glencoe Crossing                                           8,175,000       0.7
        Coconut Palms II                                           6,000,000       0.5
        Sun Pointe Apartments                                      4,495,609       0.4
                                                                 -----------       ---
        TOTAL                                         3          $27,470,609       2.2%
                                                                 ===========       ===

 D(2)   South Robertson Building                                  15,500,000       1.2
        3179 West Temple Avenue                                    5,345,281       0.4
        3191 West Temple Avenue                                    4,645,898       0.4
                                                                 -----------       ---
        TOTAL                                         1          $25,491,179       2.0%
                                                                 ===========       ===

  E     Zeman Portfolio - Farmington Estates                       9,320,000       0.7
        Zeman Portfolio - Midway                                   6,500,000       0.5
        Zeman Portfolio - Shoreline Terrace                        6,460,000       0.5
        Zeman Portfolio - Redwood MHC and
           Self Storage                                            2,760,000       0.2
                                                                 -----------       ---
        TOTAL                                         1          $25,040,000       2.0%
                                                                 ===========       ===

  F     Mirada Apartment Homes                                    14,350,000       1.2
        The Carlyle Crossing Apartments                            5,539,198       0.4
                                                                 -----------       ---
        TOTAL                                         1          $19,889,198       1.6%
                                                                 ===========       ===

----------
(1)  Total represents number of states where properties within the subject group are located.

(2)  The two mortgage loans respectively secured by 3179 West Temple Avenue and
     3191 West Temple Avenue are cross-collateralized with each other but neither is cross-collateralized with the mortgage loan secured by South
     Robertson Building.

TERMS AND CONDITIONS OF THE MORTGAGE LOANS

     Due Dates. Except in the case of one (1) mortgage loan, all of the mortgage loans provide for monthly debt service payments to be due on the first day of each month and also provide for one or both of the following--

     o    a grace period for the payment of each monthly debt service payment that does not go beyond the 10th day of the month, and/or

                                      S-71

     o    that either Penalty Interest will commence accruing or late payment charges will be due in the event that a monthly debt service payment has not been made as of the 10th day of the month.

     One (1) mortgage loan, representing approximately 3.2% of the initial mortgage pool balance and approximately 3.7% of the initial loan group 1 balance, provides for monthly debt service payments to be due on the fifth day of each month with no grace period.

     Mortgage Rates; Calculations of Interest. In general, each of the mortgage loans bears interest at a mortgage interest rate that, in the absence of default, is fixed until maturity.

     The mortgage interest rate for each of the mortgage loans is shown on Annex
A-1 to this prospectus supplement. The mortgage interest rates of the mortgage loans range from 4.867% per annum to 7.250% per annum and, as of the cut-off date, the weighted average of those mortgage interest rates was 5.686% per annum. The mortgage interest rates of the mortgage loans in loan group 1 range from 4.867% to 6.970% per annum and, as of the cut-off date, the weighted average of those mortgage interest rates was 5.707% per annum. The mortgage interest rates of the mortgage loans in loan group 2 range from 4.920% to 7.250%
per annum and, as of the cut-off date, the weighted average of those mortgage interest rates was 5.560% per annum.

     None of the mortgage loans provides for negative amortization or for the deferral of interest.

     All of the mortgage loans will accrue interest on the basis of the actual number of days elapsed during each one-month accrual period in a year of 360 days.

     Partial Interest-Only Balloon Loans. Twenty-seven (27) of the mortgage loans, representing approximately 30.0% of the initial mortgage pool balance (21 mortgage loans in loan group 1, representing approximately 27.4% of the initial loan group 1 balance and six (6) mortgage loans in loan group 2, representing approximately 45.5% of the initial loan group 2 balance), provide for the payment of interest only to be due on each due date until the expiration of a designated interest-only period, and the amortization of principal commencing on the due date following the expiration of such interest-only period on the basis of an amortization schedule that is significantly longer than the remaining term to stated maturity, with a substantial payment of principal to be due on the maturity date.

     Interest-Only Balloon Loans. One (1) of the mortgage loans, representing approximately 10.4% of the initial mortgage pool balance and approximately 12.2%
of the initial loan group 1 balance, require the payment of interest only for the entire term of the mortgage loan and the payment of all principal on the maturity date.

     Amortizing Balloon Loans. Sixty-six (66) of the mortgage loans, representing approximately 59.3% of the initial mortgage pool balance (53 mortgage loans in loan group 1, representing approximately 60.2% of the initial loan group 1 balance and 13 mortgage loans in loan group 2, representing approximately 54.5% of the initial loan group 2 balance), are characterized by--

     o    an amortization schedule that is significantly longer than the actual term of the mortgage loan; and

     o    a substantial payment being due with respect to the mortgage loan on its stated maturity date.

     These 66 mortgage loans do not include any of the mortgage loans described under "--Partial Interest-Only Balloon Loans" and "--Interest-Only Balloon
Loans" above.

     Fully Amortizing Loans. One (1) of the mortgage loans, representing approximately 0.2% of the initial mortgage pool balance and approximately 0.2%
of the initial loan group 1 balance, is characterized by--

     o    constant monthly debt service payments throughout the substantial term of the mortgage loan; and

     o    an amortization schedule that is approximately equal to the actual term of the mortgage loan.

                                      S-72

     This fully amortizing loan has neither--

     o    an anticipated repayment date; nor

     o    the associated repayment incentives.

     Recasting of Amortization Schedules. Some of the mortgage loans will, in each case, provide for a recast of the amortization schedule and an adjustment of the monthly debt service payments on the mortgage loan upon application of specified amounts of condemnation proceeds or insurance proceeds to pay the related unpaid principal balance.

     Voluntary Prepayment Provisions. In general, at origination, the mortgage loans provided for a prepayment lock-out period, during which voluntary principal prepayments were prohibited, followed by:

     o    a prepayment consideration period during which voluntary prepayments must be accompanied by prepayment consideration, followed by an open prepayment period, during which voluntary principal prepayments may be made without any prepayment consideration; or

     o    an open prepayment period, during which voluntary principal prepayments may be made without any prepayment consideration.

     All of the mortgage loans permit voluntary prepayment without payment of a yield maintenance charge or prepayment premium at any time during the final one to six payment periods prior to the stated maturity date.

     The prepayment terms of each of the mortgage loans are more particularly described in Annex A-1 to this prospectus supplement.

     As described below under "--Defeasance Loans", most of the mortgage loans
(72 mortgage loans in loan group 1, representing approximately 97.6% of the initial loan group 1 balance and 16 mortgage loans in loan group 2, representing approximately 86.2% of the initial loan group 2 balance) will permit the related borrower to obtain a full or partial release of the corresponding mortgaged real property from the related mortgage lien by delivering U.S. government securities as substitute collateral. None of these mortgage loans will permit defeasance prior to the second anniversary of the date of initial issuance of the offered certificates.

     Prepayment Lock-out Periods. All of the mortgage loans provide for prepayment lock-out and/or defeasance periods as of the cut-off date, and the weighted average remaining prepayment lock-out period of those mortgage loans as of the cut-off date is 98 payments (101 payments for the mortgage loans in loan group 1 and 84 payments for the mortgage loans in loan group 2).

     Notwithstanding otherwise applicable lock-out periods, partial prepayments of some of the mortgage loans will be required under the circumstances described under "--Terms and Conditions of the Mortgage Loans--Other Prepayment
Provisions" and "--Mortgage Loans Which May Require Principal Paydowns" below.

     Prepayment Consideration. Seven (7) of the mortgage loans, representing approximately 4.1% of the initial mortgage pool balance (four (4) mortgage loans in loan group 1, representing approximately 2.4% of the initial loan group 1 balance and three (3) mortgage loans in loan group 2, representing approximately
13.8% of the initial loan group 2 balance), provide for the payment of prepayment consideration in connection with a voluntary prepayment during part of the loan term, in some cases, following an initial prepayment lock-out period. That prepayment consideration for seven (7) of those mortgage loans is calculated on the basis of a yield maintenance formula that is, in some cases, subject to a minimum amount equal to a specified percentage of the principal amount prepaid.

     Prepayment premiums and yield maintenance charges received on the mortgage loans, whether in connection with voluntary or involuntary prepayments, will be allocated and paid to the persons, in the amounts

                                      S-73

and in accordance with the priorities described under "Description of the
Offered Certificates--Payments--Payments of Prepayment Premiums and Yield
Maintenance Charges" in this prospectus supplement. However, limitations may exist under applicable state law on the enforceability of the provisions of the mortgage loans that require payment of prepayment premiums or yield maintenance charges. In addition, in the event of a liquidation of a defaulted mortgage loan, prepayment consideration will be one of the last items to which the related liquidation proceeds will be applied. Neither we nor the underwriters make, and none of the mortgage loan sellers has made, any representation or warranty as to the collectability of any prepayment premium or yield maintenance charge with respect to any of the mortgage loans or with respect to the enforceability of any provision in a mortgage loan that requires the payment of a prepayment premium or yield maintenance charge. See "Risk Factors--Yield
Maintenance Charges or Defeasance Provisions May Not Fully Protect Against
Prepayment Risk" in this prospectus supplement, "Risk Factors--Some Provisions in the Mortgage Loans Underlying Your Offered Certificates May Be Challenged as
Being Unenforceable--Prepayment Premiums, Fees and Charges" and "Legal Aspects
of Mortgage Loans--Default Interest and Limitations on Prepayments" in the
accompanying prospectus.

     Other Prepayment Provisions. Generally, the mortgage loans provide that condemnation proceeds and insurance proceeds may be applied to reduce the mortgage loan's principal balance, to the extent such funds will not be used to repair the improvements on the mortgaged real property or given to the related borrower, in many or all cases without prepayment consideration. In addition, some of the mortgage loans may also in certain cases permit, in connection with the lender's application of insurance or condemnation proceeds to a partial prepayment of the related mortgage loan, the related borrower to prepay the entire remaining principal balance of the mortgage loan, in many or all cases without prepayment consideration.

     Investors should not expect any prepayment consideration to be paid in connection with any mandatory partial prepayment described in the prior paragraph.

     Due-on-Sale and Due-on-Encumbrance Provisions. All of the mortgage loans contain both a due-on-sale clause and a due-on-encumbrance clause. In general, except for the permitted transfers discussed in the next paragraph, these clauses either--

     o    permit the holder of the related mortgage to accelerate the maturity of the mortgage loan if the borrower sells or otherwise transfers or encumbers the corresponding mortgaged real property without the consent of the holder of the mortgage; or

     o    prohibit the borrower from transferring or encumbering the corresponding mortgaged real property without the consent of the holder of the mortgage.

See, however, "Risk Factors--The Investment Performance of Your Offered
Certificates Will Depend Upon Payments, Defaults and Losses on the Underlying
Mortgage Loans; and Those Payments, Defaults and Losses May Be Highly
Unpredictable--Delinquencies, Defaults and Losses on the Underlying Mortgage
Loans May Affect the Amount and Timing of Payments on Your Offered Certificates;
and the Rate and Timing of Those Delinquencies and Defaults, and the Severity of
Those Losses, are Highly Unpredictable" and "--Some Provisions in the Mortgage
Loans Underlying Your Offered Certificates May Be Challenged as Being
Unenforceable--Due-on-Sale and Debt Acceleration Clauses" and "Legal Aspects of
Mortgage Loans--Due on Sale and Due-on-Encumbrance Provisions" in the
accompanying prospectus.

     Many of the mortgage loans permit one or more of the following types of transfers:

     o    transfers of the corresponding mortgaged real property if specified conditions are satisfied, which conditions normally include one or both of the following--

          1.   confirmation by each applicable rating agency that the transfer will not result in a qualification, downgrade or withdrawal of any of its then-current ratings of the certificates; or

                                      S-74

          2.   the reasonable acceptability of the transferee to the lender;

     o    a transfer of the corresponding mortgaged real property to a person that is affiliated with or otherwise related to the borrower;

     o    transfers by the borrower of the corresponding mortgaged real property to specified entities or types of entities or entities satisfying the minimum criteria relating to creditworthiness and/or standards specified in the related mortgage loan documents;

     o    transfers of ownership interests in the related borrower to specified entities or types of entities or entities satisfying the minimum criteria relating to creditworthiness and/or standards specified in the related mortgage loan documents;

     o    a transfer of non-controlling ownership interests in the related borrower;

     o    involuntary transfers caused by the death of any owner, general partner or manager of the borrower;

     o    issuance by the related borrower of new partnership or membership interests, so long as there is no change in control of the related borrower;

     o    a transfer of ownership interests for estate planning purposes;

     o    changes in ownership between existing partners and members of the related borrower;

     o    a required or permitted restructuring of a tenant-in-common group of borrowers into a single purpose successor borrower;

     o    transfers of shares in a publicly held corporation or in connection with the initial public offering of a private company; or

     o    other transfers similar in nature to the foregoing.

     Mortgage Loans Which May Require Principal Paydowns. Six (6) mortgage loans
(loan numbers 4, 27, 49, 57, 58 and 74), representing approximately 6.6% of the initial mortgage pool balance (five (5) mortgage loans in loan group 1, representing approximately 7.2% of the initial loan group 1 balance and one (1)
mortgage loan in loan group 2, representing approximately 3.3% of the initial loan group 2 balance), are secured by letters of credit or cash reserves that in each such case:

     o    will be released to the related borrower upon satisfaction by the related borrower of certain performance related conditions, which may include, in some cases, meeting debt service coverage ratio levels and/or satisfying leasing conditions; and

     o    if not so released, will (or, in some cases at the discretion of the lender, may) prior to loan maturity (or earlier loan default or loan acceleration), be drawn on and/or applied to prepay the subject mortgage loan if such performance related conditions are not satisfied within specified time periods.

     The total amount of the letters of credit and/or cash reserves was
$8,273,750 at the time of closing of each of those mortgage loans.

     See also "--Other Prepayment Provisions" above.

     Defeasance Loans. Eighty-eight (88) of the mortgage loans, representing approximately 95.9% of the initial mortgage pool balance (72 mortgage loans in loan group 1, representing approximately 97.6% of the initial loan group 1 balance and 16 mortgage loans in loan group 2, representing approximately 86.2%
of the initial loan

                                      S-75

group 2 balance), permit the borrower to defease the related mortgage loan, in whole or in part, by delivering U.S. government securities or other non-callable government securities within the meaning of Section 2(a)(16) of the Investment
Company Act of 1940 and that satisfy applicable U.S. Treasury regulations regarding defeasance, as substitute collateral during a period in which voluntary prepayments are prohibited.

     Each of these mortgage loans permits the related borrower, during specified periods and subject to specified conditions, to pledge to the holder of the mortgage loan the requisite amount of government securities and obtain a full or partial release of the mortgaged real property. In general, the government securities that are to be delivered in connection with the defeasance of any mortgage loan, must provide for a series of payments that--

     o    will be made prior, but as closely as possible, to all successive due dates through and including the first date that prepayment is permitted without the payment of any prepayment premium or yield maintenance charge or the maturity date; and

     o    will, in the case of each due date, be in a total amount equal to or greater than the monthly debt service payment scheduled to be due on that date, together with, in the case of the last such due date, any remaining defeased principal balance, with any excess to be returned to the related borrower.

     If fewer than all of the real properties securing any particular mortgage loan or group of cross-collateralized mortgage loans are to be released in connection with any defeasance, the requisite defeasance collateral will be calculated based on the allocated loan amount for the properties to be released and the portion of the monthly debt service payments attributable to that allocated loan amount. Fifteen (15) mortgage loans, representing approximately
29.9% of the initial mortgage pool balance (14 mortgage loans in loan group 1, representing approximately 32.7% of the initial loan group 1 balance and one (1)
mortgage loan in loan group 2, representing approximately 13.4% of the initial loan group 2 balance), permit the partial release of collateral in connection with partial defeasance.

     In connection with any delivery of defeasance collateral, the related borrower will be required to deliver a security agreement granting the trust a first priority security interest in the defeasance collateral, together with an opinion of counsel confirming the first priority status of the security interest.

     None of the mortgage loans may be defeased prior to the second anniversary of the date of initial issuance of the certificates.

     See "Risk Factors--Risks Related to the Offered Certificates--Yield
Maintenance Charges or Defeasance Provisions May Not Fully Protect Against
Prepayment Risk" in this prospectus supplement.

     Collateral Substitution and Partial Release Provisions. In the case of one
(1) mortgage loan, which is secured by the mortgaged real property identified on
Annex A-1 to this prospectus supplement as Simon -Washington Square Mall, which mortgage loan represents approximately 2.5% of the initial mortgage pool balance and approximately 2.9% of the initial loan group 1 balance, the related borrower is permitted to substitute other retail property for the related mortgaged real property provided certain conditions are satisfied, including the following--

     o    the substitute property have an appraised value that is at least 110%
          of the released property,

     o    a net operating income that is at least 115% of the net operating income of the released property, and

     o    delivery of written confirmation from each rating agency rating the certificates that the substitution will not result in a qualification, downgrade or withdrawal of any of the ratings then assigned thereby to the certificates.

The related borrower is also permitted to release non-income producing portions of the related mortgaged real property without the lender's consent to (a)
governmental agencies in connection with a taking or dedication of

                                      S-76

the non-income producing portion under the power of eminent domain, (b) third parties (e.g., pad site owners and out-parcel owners) for erecting and operating additional structures with uses that are consistent and integrated with the related mortgaged real property, and (c) grant easements for rights of way, ingress, egress, traffic circulation and similar purposes.

     In the case of one mortgage loan, which is secured by the mortgaged real property identified on Annex A-1 to this prospectus supplement as Dallas Market
Center, which mortgage loan represents approximately 4.0% of the initial mortgage pool balance and approximately 4.7% of the initial loan group 1 balance, the related borrower is permitted to release a portion of the property identified as the Market Hall parcel upon satisfaction of certain conditions including, but not limited to--

     o    payment to the lender of an amount equal to 125% of the allocated loan amount of the Market Hall parcel, which will be used to partially defease the Dallas Market Center Loan Group,

     o    delivery of an opinion of counsel to the effect that the release would not adversely affect the status of REMIC I or REMIC II as REMICs, and

     o    written confirmation from each rating agency rating the certificates that the release will not result in a qualification, downgrade or withdrawal of any of the ratings then assigned thereby to the certificates.

     In addition, the related borrower is permitted to release a portion of the property identified as a garage parcel upon satisfaction of certain conditions including, but not limited to, delivery of an opinion of counsel to the effect that the release would not adversely affect the status of REMIC I or REMIC II as
REMICs and written confirmation from each rating agency rating the certificates that the release will not result in a qualification, downgrade or withdrawal of any of the ratings then assigned thereby to the certificates.

     In addition, certain of the mortgage loans permit the release of certain parcels upon the satisfaction of certain requirements other than defeasance. In such cases, no material value was given to such parcels in the underwriting of the related mortgage loans.

MORTGAGE POOL CHARACTERISTICS

     General. A detailed presentation of various characteristics of the mortgage loans, and of the corresponding mortgaged real properties, on an individual basis and in tabular format, is shown on Annexes A-1, A-2, B and C to this prospectus supplement. Some of the terms that appear in those exhibits, as well as elsewhere in this prospectus supplement, are defined or otherwise discussed in the glossary to this prospectus supplement. The statistics in the tables and schedules on Annexes A-1, A-2, B and C to this prospectus supplement were derived, in many cases, from information and operating statements furnished by or on behalf of the respective borrowers. The information and the operating statements were generally unaudited and have not been independently verified by us or the underwriters.

SIGNIFICANT MORTGAGE LOANS

     The following table shows certain characteristics of the ten largest mortgage loans or groups of cross-collateralized mortgage loans in the trust, by cut-off date principal balance.

                                      S-77

                                    NUMBER OF
                                    MORTGAGE                   % OF      % OF     % OF
                                     LOANS/                   INITIAL  INITIAL  INITIAL
                       MORTGAGE     MORTGAGED  CUT-OFF DATE  MORTGAGE    LOAN     LOAN
                         LOAN         REAL       PRINCIPAL     POOL    GROUP 1  GROUP 2
     LOAN NAME          SELLER     PROPERTIES    BALANCE(1)   BALANCE  BALANCE  BALANCE
-------------------  ------------  ----------  ------------  --------  -------  -------

Bank of America
   Center(5)              BOA         1/1      $130,000,000    10.4%     12.2%      0%
Lodgian Portfolio 2      MLML         1/9        70,536,870     5.7       6.6       0
U-Haul Portfolio
   Loans                 MLML         2/34       58,303,184     4.7       5.5       0
Dallas Market
   Center(5)              BOA         1/1        49,875,580     4.0       4.7       0
Mall 205                 MLML         1/1        44,000,000     3.5       4.1       0
Sun Communities
   Portfolio 7
   Crossed Pool           BOA         5/7        39,822,062     3.2       3.7       0
Worldgate Centre         CDCMC        1/1        39,363,219     3.2       3.7       0
Sun Communities
   Portfolio 6
   Crossed Pool           BOA         2/5        39,130,623     3.1       3.7       0
Prium Office
   Portfolio             MLML         1/10       31,769,679     2.5       3.0       0
Simon -
   Washington
   Square Mall            BOA         1/1        30,693,522     2.5       2.9       0
                                      ----     ------------    ----      ----      --
                                       60      $533,494,738    42.8%     50.2%      0%
                                      ====     ============    ====      ====      ==

                                                 CUT-OFF
                                                   DATE
                                                PRINCIPAL            CUT-OFF
                                    PROPERTY     BALANCE              DATE
                       PROPERTY       SIZE         PER                 LTV
     LOAN NAME           TYPE      SF/UNIT(2)  SF/UNIT(3)  DSCR(4)  RATIO(4)
-------------------  ------------  ----------  ----------  -------  --------

Bank of America
   Center(5)            Office      1,780,748    $   234   2.21(6)   49.3(7)
Lodgian Portfolio 2   Hospitality       1,484     47,532   1.64      72.9
U-Haul Portfolio
   Loans             Self Storage   1,798,499         32   1.59      65.3
Dallas Market
   Center(5)             Other      3,179,069         36   2.37(6)   51.0(7)
Mall 205                Retail        305,103        144   1.26      80.0
Sun Communities      Manufactured
   Portfolio 7          Housing
   Crossed Pool        Community        1,814     21,953   1.30      76.4
Worldgate Centre        Retail        229,410        172   1.64      67.6
Sun Communities      Manufactured
   Portfolio 6          Housing
   Crossed Pool        Community        1,518     25,778   1.27      72.7
Prium Office
   Portfolio            Office        287,921        110   1.30      75.9
Simon -
   Washington
   Square Mall          Retail        448,762         68   1.25      68.2
                                                           ----      ----
                                                           1.72      64.6
                                                           ====      ====

----------
(1)  In the case of a group of cross-collateralized mortgage loans, the aggregate cut-off date principal balance of the loans making up that loan group.

(2)  Property size is indicated in square feet, except with respect to manufactured housing (in which case it is indicated by pads), hospitality
     (in which case it is indicated in rooms) and multifamily (in which case it is indicated in dwelling units) properties.

(3)  In the case of each Pari Passu Trust Mortgage Loan, the cut-off date principal balance per unit is based upon the aggregate principal balance of the related Pari Passu Loan Group but excludes the related Junior Portion.

(4)  In the case of a group of cross-collateralized mortgage loans, the weighted average of the loans making up that loan group.

(5)  It has been confirmed by S&P and Fitch, in accordance with their respective methodologies, that each of the Bank of America Center Mortgage Loan and the Dallas Market Center Mortgage Loan has credit characteristics consistent with an investment-grade rated obligation.

(6)  In the case of each of the Bank of America Center Mortgage Loan and Dallas
     Market Center Loan, for purposes of calculating the related underwritten debt service coverage ratio, (a) with respect to the Bank of America Center
     Mortgage Loan, the debt service portion of the ratio was calculated based upon (i) the related interest rate, (ii) a 360-month amortization term and
     (iii) the related original principal balance, and (b) with respect to the
     Dallas Market Center Loan, the debt service portion of the ratio was calculated based upon the average interest and principal payment for the first 12 payment periods beginning on the first payment date and is set forth on Annex E to this prospectus supplement. In each instance, the related ratio was calculated based upon the aggregate indebtedness of the related Pari Passu Loan Group but excludes the related Junior Portion. The underwritten debt service coverage ratio would be lower if the related
     Junior Portion were included in the calculation.

(7)  In the case of each Pari Passu Trust Mortgage Loan, the cut-off date loan-to-value ratio is equal to the cut-off date principal balance of all mortgage loans comprising the related Pari Passu Loan Group (exclusive of the principal balance of the Junior Portion of such Pari Passu Loan Group)
     to the appraised value of the related mortgaged real property. The cut-off date loan-to-value ratio would be higher if the related Junior Portion were included in the calculation.

     See Annex C to this prospectus supplement for descriptions of the ten largest mortgage loans or groups of cross-collateralized mortgage loans.

                                      S-78

SPLIT LOAN STRUCTURES

   Pari Passu Loan Groups

     General. The following discussion relates to the Pari Passu Loan Groups containing the Bank of America Center Mortgage Loan and the Dallas Market Center
Mortgage Loan. Each of those Pari Passu Loan Groups and, if applicable, any related REO Property, will be serviced under the pooling and servicing agreement, dated as of October 1, 2004, by and among Banc of America Commercial
Mortgage Inc., as depositor, Bank of America, N.A., as master servicer, Midland
Loan Services, Inc., as special servicer, LaSalle Bank National Association, as trustee and REMIC administrator and ABN AMRO Bank N.V., as fiscal agent. We refer to that agreement as the Banc of America Series 2004-4 pooling and servicing agreement in this prospectus supplement. The servicing arrangements under the Banc of America Series 2004-4 pooling and servicing agreement are, in certain respects, similar to the servicing arrangements under the pooling and servicing agreement under which the rest of the mortgage pool will be serviced.

     Bank of America Center. The Bank of America Center Mortgage Loan is one of
three mortgage loans that are part of a split loan structure that is secured by the same mortgage instrument on the Bank of America Center Mortgaged Property.
The Bank of America Center Loan Group is comprised of three pari passu mortgage loans, the Bank of America Center Mortgage Loan, the Bank of America Center
Non-Trust Mortgage Loan A-1 and the Bank of America Center Non-Trust Mortgage
Loan A-3, which have principal balances as of the cut-off date of $130,000,000,
$253,000,000 and $137,000,000, respectively. The Bank of America Center Mortgage
Loan and the Bank of America Center Non-Trust Mortgage Loan A-3 are pari passu in right of payment to the Bank of America Center Note A-1 Senior Portion, which has an unpaid principal balance of $150,000,000. However, the Bank of America
Center Note A-1 Junior Portion, which has an unpaid principal balance of
$103,000,000, has been subordinated to the Bank of America Center Mortgage Loan, the Bank of America Center Non-Trust Mortgage Loan A-3 and the Bank of America
Center Note A-1 Senior Portion, as provided in the Bank of America Center
Intercreditor Agreement.

     Dallas Market Center. The Dallas Market Center Mortgage Loan is one of two
mortgage loans that are part of a split loan structure that is secured by the same mortgage instrument on the Dallas Market Center Mortgaged Property. The
Dallas Market Center Loan Group is comprised of two pari passu mortgage loans, the Dallas Market Center Mortgage Loan and the Dallas Market Center Non-Trust
Mortgage Loan A-1, which have principal balances as of the cut-off date of
$49,875,580 and $92,808,045, respectively. The Dallas Market Center Mortgage
Loan is pari passu in right of payment to the Dallas Market Center Note A-1
Senior Portion, which has an unpaid principal balance of $65,835,765. However, the Dallas Market Center Note A-1 Junior Portion, which has an unpaid principal balance of $26,972,280, has been subordinated to the Dallas Market Center
Mortgage Loan and the Dallas Market Center Note A-1 Senior Portion, as provided in the Dallas Market Center Intercreditor Agreement. An amortization schedule for the Dallas Market Center Mortgage Loan is contained in Annex E to this prospectus supplement.

     Priority of Payments. Each Pari Passu Intercreditor Agreement generally provides that expenses, losses and shortfalls relating to a Pari Passu Loan
Group will be allocated first to the Junior Portion in that Pari Passu Loan
Group and then pro rata among the related Senior Portions in that Pari Passu
Loan Group.

     Pursuant to the terms of each Pari Passu Intercreditor Agreement, prior to the occurrence of a monetary or material event of default with respect to the related Pari Passu Loan Group, after payment or reimbursement of certain servicing fees, special servicing fees, trust fund expenses and/or advances and other expenses and costs incurred under the Banc of America Series 2004-4 pooling and servicing agreement identified in the subject Pari Passu
Intercreditor Agreement, all payments and proceeds received with respect to the related Pari Passu Loan Group will be generally paid in the following manner, in each case to the extent of remaining funds:

     o    first, pro rata, based on the interest accrued on the then outstanding principal balance of each Portion in the Pari Passu Loan Group, to the holder of each Senior Portion in the Pari Passu Loan Group in an

                                      S-79

          amount equal to the accrued and unpaid interest on the outstanding principal balance of such Senior Portion;

     o    second, to the holder of each Senior Portion in the Pari Passu Loan
          Group, in an amount equal to its pro rata portion, based on the then outstanding principal balance of each Portion in the Pari Passu Loan
          Group, of all principal payments collected on the Pari Passu Loan
          Group, in reduction of the outstanding principal balances of such
          Senior Portion;

     o    third, to the holder of the Junior Portion in the Pari Passu Loan
          Group in an amount equal to the accrued and unpaid interest on the outstanding principal balance of such Junior Portion;

     o    fourth, to the holder of the Junior Portion in the Pari Passu Loan
          Group, in an amount equal to its pro rata portion, based on the then outstanding principal balance of each Portion, of all principal payments collected on the Pari Passu Loan Group, in reduction of the outstanding principal balance of the Junior Portion in the Pari Passu
          Loan Group;

     o    fifth, to the holder of each Portion in the Pari Passu Loan Group, its pro rata share (as determined in the related Pari Passu Intercreditor
          Agreement), based on the then outstanding principal balances of each
          Portion in the Pari Passu Loan Group, of any prepayment premium actually received in respect of the Pari Passu Loan Group;

     o    sixth, any default interest in excess of the interest paid in accordance with clauses first and third of this paragraph, to the extent collected and not applied to trust fund expenses of the Banc of
          America Series 2004-4 securitization trust or to interest on advances or payable to any party other than a holder of a Portion in the Pari
          Passu Loan Group, in each case pursuant to the Banc of America Series
          2004-4 pooling and servicing agreement, to the holder of each Portion in the Pari Passu Loan Group, in an amount equal to its pro rata portion of such default interest (based on the then outstanding principal balance of each such Portion);

     o    seventh, any amounts that represent late payment charges, other than prepayment premiums or default interest, actually collected on the
          Pari Passu Loan Group, to the extent not applied to trust fund expenses of the Banc of America Series 2004-4 securitization trust or to interest on advances or payable to any party other than a holder of a Portion in the Pari Passu Loan Group, in each case pursuant to the
          Banc of America Series 2004-4 pooling and servicing agreement, to the holder of each Portion in the Pari Passu Loan Group, in an amount equal to its pro rata portion of such amounts (based on the then outstanding principal balance of each such Portion); and

     o    eighth, if any excess amount is paid by the related borrower and is not required to be returned to the related borrower or to any party other than a holder of a Portion in the Pari Passu Loan Group pursuant to the Banc of America Series 2004-4 pooling and servicing agreement and not otherwise applied in accordance with the foregoing clauses first through seventh of this paragraph, to the holder of each Portion in the Pari Passu Loan Group, in an amount equal to its pro rata portion of such excess (based on the original principal balances of each such Portion).

     Following the occurrence and during the continuance of a monetary or material event of default with respect to a Pari Passu Loan Group, after payment or reimbursement of certain servicing fees, special servicing fees, trust fund expenses and/or advances and other expenses and costs incurred under the Banc of
America Series 2004-4 pooling and servicing agreement identified in the subject
Pari Passu Intercreditor Agreement, all payments of principal and interest and proceeds received with respect to the Junior Portion in that Pari Passu Loan
Group will be subordinated to all payments with respect to the Senior Portions in that Pari Passu Loan Group and the amounts received with respect to the related Pari Passu Loan Group will generally be paid in the following manner, in each case to the extent of remaining funds:

                                      S-80

     o    first, pro rata, based on the interest accrued on the then outstanding principal balance of each Senior Portion in the Pari Passu Loan Group, to the holder of each such Senior Portion in an amount equal to the accrued and unpaid interest on the outstanding principal balance of such Senior Portion;

     o    second, to the holder of each Senior Portion in the Pari Passu Loan
          Group, in an amount equal to its pro rata portion, based on the then outstanding principal balance of each such Senior Portion in the Pari
          Passu Loan Group, of all principal payments collected on the Pari
          Passu Loan Group, in reduction of the outstanding principal balances of such Senior Portion until such balances have been reduced to zero;

     o    third, to the holder of each Senior Portion in the Pari Passu Loan
          Group, its pro rata share (as determined in the related Pari Passu
          Intercreditor Agreement), based on the then outstanding principal balances of each Senior Portion in the Pari Passu Loan Group, of any prepayment premium actually received in respect of the Pari Passu Loan
          Group;

     o    fourth, to the holder of the Junior Portion in the Pari Passu Loan
          Group in an amount equal to the accrued and unpaid interest on the outstanding principal balance of the Junior Portion;

     o    fifth, to the holder of the Junior Portion in the Pari Passu Loan
          Group, in an amount equal to its pro rata portion, based on the then outstanding principal balance of each Portion, of all principal payments collected on the Pari Passu Loan Group, in reduction of the outstanding principal balance of the Junior Portion in the Pari Passu
          Loan Group, until its principal balance has been reduced to zero;

     o    sixth, to the holder of the Junior Portion in the Pari Passu Loan
          Group, its allocable share (as determined in the related Pari Passu
          Intercreditor Agreement) of any prepayment premium actually received in respect of the Pari Passu Loan Group;

     o    seventh, any default interest in excess of the interest paid in accordance with clauses first and fourth of this paragraph, to the extent collected and not applied to trust fund expenses of the Banc of
          America Series 2004-4 securitization trust or to interest on advances or payable to any party other than a holder of a Portion in the Pari
          Passu Loan Group, in each case pursuant to the Banc of America Series
          2004-4 pooling and servicing agreement, to the holder of each Portion in the Pari Passu Loan Group, in an amount equal to its pro rata portion of such default interest (based on the then outstanding principal balance of each such Portion);

     o    eighth, any amounts that represent late payment charges, other than prepayment premiums or default interest, actually collected on the
          Pari Passu Loan Group, to the extent not applied to trust fund expenses of the Banc of America Series 2004-4 securitization trust or to interest on advances or payable to any party other than a holder of a Portion in the Pari Passu Loan Group, in each case pursuant to the
          Banc of America Series 2004-4 pooling and servicing agreement, to the holder of each Portion in the Pari Passu Loan Group, in an amount equal to its pro rata portion of such amounts (based on the then outstanding principal balance of each such Portion); and

     o    ninth, if any excess amount is paid by the related borrower and is not required to be returned to the related borrower or to any party other than a holder of a Pari Passu Note in the Pari Passu Loan Group pursuant to the Banc of America Series 2004-4 pooling and servicing agreement and not otherwise applied in accordance with the foregoing clauses first through eighth of this paragraph, to the holder of each
          Portion in the Pari Passu Loan Group, in an amount equal to its pro rata portion of such excess (based on the original principal balances of each such Portion).

     Purchase Option. Upon any of the Pari Passu Mortgage Loans (a) becoming delinquent 60 days or more in respect of a monthly payment (other than a balloon payment), (b) becoming delinquent in respect of its balloon payment or delinquent in respect of its balloon payment beyond the period, if applicable, during which the

                                      S-81

borrower may refinance the subject Pari Passu Mortgage Loan, in either case without giving effect to any grace period permitted by the related loan documents and without regard to any acceleration of payments under the related loan documents, or (c) having its maturity accelerated by the Banc of America
Series 2004-4 master servicer or special servicer, the holder (or its designee)
of certain specified interests in the Junior Portion in the Pari Passu Loan
Group, until the outstanding principal balance of such Junior Portion has been reduced to zero, will have the right, but not the obligation, prior to any other party (but, in the case of the Bank of America Center Loan Group, subject to the repurchase right of certain mezzanine lenders under a mezzanine intercreditor agreement), to purchase the Pari Passu Loan Group at the applicable Pari Passu
Loan Group Repurchase Price and, upon written notice and subject to the timing requirements in the applicable Pari Passu Intercreditor Agreement, the Banc of
America Series 2004-4 special servicer will be required to sell the Pari Passu
Loan Group to that holder (or its designee) or certain interests in the Junior
Portion on a mutually designated date.

     Once the principal balance of the Junior Portion in a Pari Passu Loan Group has been reduced to zero, no person will have a preferential option to purchase such Pari Passu Loan Group.

     Control Rights. Pursuant to the applicable Pari Passu Intercreditor
Agreement, the holders of the Senior Portions in each Pari Passu Loan Group prior to the occurrence of a Pari Passu Loan Group Control Appraisal Period will generally have no right either to consult with or to direct the Banc of America
Series 2004-4 master servicer and/or special servicer in their respective servicing of the Pari Passu Loan Group. The holders of those Senior Portions will generally be entitled to receive certain reports, notices and other information from the Banc of America Series 2004-4 master servicer or special servicer. Following the occurrence and during the continuance of a Pari Passu
Loan Group Control Appraisal Period, the holders of the Senior Portions, as Pari
Passu Loan Group Controlling Holder, will have the rights that are given to the holder of the Junior Portion as Pari Passu Loan Group Controlling Holder prior to a Pari Passu Loan Group Control Appraisal Period as discussed below. Pursuant to the applicable Pari Passu Intercreditor Agreement, following the occurrence and during the continuance of a Pari Passu Loan Group Control Appraisal Period,
the holders of the Senior Portions will be required to vote on any decision that requires the consent of the Pari Passu Loan Group Controlling Holder. The voting rights will be allocated among the holders of the Senior Portions based on the outstanding principal balances thereof. As set forth in the applicable Pari
Passu Intercreditor Agreement, any decision requiring the vote of the holders of the Senior Portions as Pari Passu Loan Group Controlling Holder will generally require the holders of more than 50% of these voting rights to agree whether or not to make that decision. In the event that holders of more than 50% of these voting rights do not so agree, the holder of the Senior Portion with the largest outstanding principal balance will make any such decision. As of the cut-off date, the Bank of America Center Mortgage Loan and the Dallas Market Center
Mortgage Loan represent 31.2% and 43.1%, respectively, of the aggregate principal balance of the Senior Portions of their respective Pari Passu Loan
Groups. Based on those balances, the trust's vote, exercised by the trustee, would determine the outcome of any such decision with respect to any Pari Passu
Loan Group only if accompanied by the vote(s) of other holders of Senior
Portions aggregating to the required percentage. During any period that the trustee under the pooling and servicing agreement is required, as holder of a
Pari Passu Trust Mortgage Loan, to vote on any matter with respect to the related Pari Passu Loan Group requiring the direction and/or consent of the related Pari Passu Loan Group Controlling Holder, the controlling class representative will direct the trustee's vote as provided in the pooling and servicing agreement.

     A "Pari Passu Loan Group Control Appraisal Period" will exist with respect to any Pari Passu Loan Group if the outstanding principal balance of the Junior
Portion of that Pari Passu Loan Group (net of any Appraisal Reduction Amounts,
principal payments, realized losses and unreimbursed additional trust fund expenses) is less than 25% of its original principal balance.

     Prior to the occurrence of a Pari Passu Loan Group Control Appraisal
Period, the holder of the Junior Portion will have the rights discussed below as the Pari Passu Loan Group Controlling Holder with respect to the Pari Passu Loan
Group asset status report and any Pari Passu Loan Group special actions.

                                      S-82

     Pursuant to the Banc of America Series 2004-4 pooling and servicing agreement and each Pari Passu Intercreditor Agreement, within 45 days from the time that a Pari Passu Loan Group has become a specially serviced mortgage loan under the Banc of America Series 2004-4 pooling and servicing agreement, the
Banc of America Series 2004-4 special servicer will be required to prepare a
Pari Passu Loan Group asset status report with respect to that Pari Passu Loan
Group, and deliver it to the holders of the Pari Passu Mortgage Loans comprising the Pari Passu Loan Group. The Pari Passu Loan Group asset status Report is required to contain--

     o    a summary of the status of the Pari Passu Loan Group and any negotiations with the related borrower under the Pari Passu Loan
          Group,

     o    a discussion of the legal and environmental considerations that are reasonably known to the Banc of America Series 2004-4 special servicer and applicable to the exercise of remedies or to the enforcement of any related guaranties or other collateral and whether outside legal counsel has been retained,

     o    the most current rent roll and income or operating statement available for the related Pari Passu Loan Group Mortgaged Property,

     o    the recommendations of the Banc of America Series 2004-4 special servicer on how the Pari Passu Loan Group might be returned to performing status,

     o    the appraised value of the related Pari Passu Loan Group Mortgaged
          Property determined in accordance with the Banc of America Series
          2004-4 pooling and servicing agreement, together with the assumptions used in the determination, and

     o    such other information as the Banc of America Series 2004-4 special servicer deems relevant in light of the servicing standard under the
          Banc of America Series 2004-4 pooling and servicing agreement.

     The related Pari Passu Loan Group Controlling Holder may object in writing to the Pari Passu Loan Group asset status report within 10 business days of receipt, in which case the Banc of America Series 2004-4 special servicer will be required to revise the Pari Passu Loan Group asset status report as soon as practicable thereafter, but in no event later than 30 days after such disapproval. The Banc of America Series 2004-4 special servicer will revise the
Pari Passu Loan Group asset status report until the Pari Passu Loan Group
Controlling Holder fails to disapprove the revised Bank of America Center asset status report. If the Pari Passu Loan Group Controlling Holder does not object in writing with 10 business days of receipt or fails to disapprove of a revised
Pari Passu Loan Group asset status report, the Banc of America Series 2004-4 special servicer will implement the recommended action as outlined in the most recent version of the Pari Passu Loan Group asset status report.

     Notwithstanding the foregoing, if--

     o    an extraordinary event occurs with respect to the related Pari Passu
          Loan Group Mortgaged Property and the Banc of America Series 2004-4
          special servicer reasonably determines that failure to take the recommended action prior to the expiration of 10 business days would materially and adversely affect the interests of the holders of the
          Banc of America Series 2004-4 certificates and the holders of the notes evidencing the Pari Passu Loan Group not included in the Banc of
          America Series 2004-4 trust (as a collective whole, taking into account the subordination of the Junior Portion of the Pari Passu Loan
          Group) and the Banc of America Series 2004-4 special servicer has made a reasonable effort to contact the related Pari Passu Loan Group
          Controlling Holder, or

     o    the Banc of America Series 2004-4 special servicer, in accordance with the servicing standard, makes a determination that any objection by the Pari Passu Loan Group Controlling Holder to the recommended action is not in the best interests of the holders of the Banc of America
          Series 2004-4 certificates and the holders of the notes evidencing the
          Pari Passu Loan Group not included in the

                                      S-83

          Banc of America Series 2004-4 trust (as a collective whole, taking into account the subordination of the Junior Portion of the Pari Passu
          Loan Group), or

     o    90 days pass from the date of preparation of the initial version of the Pari Passu Loan Group Center asset status report

then the Banc of America Series 2004-4 special servicer will implement the recommended action.

     However, notwithstanding the foregoing, the Banc of America Series 2004-4 special servicer will not be permitted to take any action that is contrary to applicable law or the terms of the loan documents for the Pari Passu Loan Group.
In addition, the Banc of America Series 2004-4 special servicer will be required to disregard the direction of any party that would cause that Banc of America
Series 2004-4 special servicer to violate the servicing standard under the Banc of America Series 2004-4 pooling and servicing agreement and/or applicable law.

     In the event that a Pari Passu Loan Group Control Appraisal Period exists, the holders of the Senior Portions in the Pari Passu Loan Group will have the rights of the Pari Passu Loan Group Controlling Holder and will be required to exercise them in the manner described above.

     The Banc of America Series 2004-4 master servicer and/or special servicer, as the case may be, will be required, pursuant to the terms of the Banc of
America Series 2004-4 pooling and servicing agreement and/or the applicable Pari
Passu Intercreditor Agreement, to seek the consent of the Pari Passu Loan Group
Controlling Holder with respect to any of the following actions, each of which we refer to as a Pari Passu Loan Group special action, to be taken by such party pursuant to the Banc of America Series 2004-4 pooling and servicing agreement:

     o    any foreclosure upon or comparable conversion (which may include acquisition of an REO Property) of the ownership of the related Pari
          Passu Loan Group Mortgaged Property if it becomes specially serviced under the Banc of America Series 2004-4 pooling and servicing agreement and continues in default;

     o    any modification or waiver of a term of a Pari Passu Loan Group;

     o    any proposed sale of any loan in a Pari Passu Loan Group or any Pari
          Passu Loan Group REO Property;

     o    any determination to bring any Pari Passu Loan Group REO Property into compliance with applicable environmental laws or otherwise to address hazardous materials located on the property;

     o    any acceptance of substitute or additional collateral required by the
          Pari Passu Loan Group documents;

     o    any waiver of a "due-on-sale" or "due-on-encumbrance" clause;

     o    any acceptance or approval of acceptance or consent to acceptance of an assumption agreement releasing a borrower from liability under the
          Pari Passu Loan Group;

     o    any acceptance of a discounted payoff;

     o    any release of earnout reserve funds that are not automatic based on the satisfaction of any requirements set forth in the related underlying Pari Passu Loan Group documentation; and

     o    the release of any letters of credit that are not automatic based on the satisfaction of any requirements set forth in the related Pari
          Passu Loan Group documents.

                                      S-84

     During such time that a Pari Passu Loan Group is not specially serviced under the Banc of America Series 2004-4 pooling and servicing agreement, the
Banc of America Series 2004-4 master servicer will be required to seek the consent of the Banc of America Series 2004-4 special servicer with respect to any Pari Passu Loan Group special actions. The Banc of America Series 2004-4 special servicer will then be required to seek the consent of the Pari Passu
Loan Group Controlling Holder prior to granting its consent. The Banc of America
Series 2004-4 special servicer will have 10 business days (as that time period may be extended pursuant to the Banc of America Series 2004-4 pooling and servicing agreement) to respond to the Banc of America Series 2004-4 master servicer's request and, if the Banc of America Series 2004-4 special servicer fails to respond to this request, the consent of the Banc of America Series
2004-4 special servicer will be deemed granted. Additionally, the Pari Passu
Loan Group Controlling Holder will have 10 business days to respond to the request of the Banc of America Series 2004-4 special servicer, and if the Pari
Passu Loan Group Controlling Holder fails to respond to such request, its consent will be deemed granted.

     Notwithstanding the foregoing, no consent or objection to any Pari Passu
Loan Group special action may require or cause the Banc of America Series 2004-4 special servicer or master servicer, as applicable, to (a) violate any REMIC provisions, any provision of the Banc of America Series 2004-4 pooling and servicing agreement, the applicable Pari Passu Intercreditor Agreement or applicable law (including the Banc of America Series 2004-4 special servicer's or master servicer's obligation to act in accordance with the servicing standard under the Banc of America Series 2004-4 pooling and servicing agreement), (b)
expose the Banc of America Series 2004-4 master servicer and/or special servicer, the Banc of America Series 2004-4 trust or the Banc of America Series
2004-4 trustee to liability, (c) materially expand the scope of the Banc of
America Series 2004-4 special servicer's responsibilities under the Banc of
America Series 2004-4 pooling and servicing agreement or (d) cause the Banc of
America Series 2004-4 special servicer to act or fail to act in a manner which, in the reasonable judgment of the Banc of America Series 2004-4 special servicer, is not in the best interests of the holders of the Banc of America
Series 2004-4 certificates and the holders of the notes evidencing the Pari
Passu Loan Group not included in the Banc of America Series 2004-4 trust (as a collective whole, taking into account the subordination of the Junior Portion of the Pari Passu Loan Group). In the event any consent or objection to a Pari
Passu Loan Group special action requires or causes the Banc of America Series
2004-4 special servicer and/or master servicer, as applicable, to effect any of the above actions, the Banc of America Series 2004-4 special servicer and/or the master servicer, as applicable, will be required to disregard any such consent or objection.

     Comparison of Servicing Under the Pooling and Servicing Agreement and the
Banc of America Series 2004-4 Pooling and Servicing Agreement. A summary description of the servicing of the mortgage loans (other than, in most circumstances, the Pari Passu Trust Mortgage Loans) under the pooling and servicing agreement is presented under "Servicing of the Mortgage Loans" in this prospectus supplement. The servicing arrangements under the Banc of America
Series 2004-4 pooling and servicing agreement are generally similar but not identical to those under the pooling and servicing agreement. Some material information and differences are as follows:

     o    Bank of America, N.A. is the master servicer under the Banc of America
          Series 2004-4 pooling and servicing agreement and Midland Loan
          Services, Inc. is the special servicer under the Banc of America
          Series 2004-4 pooling and servicing agreement.

     o    The trustee under the Banc of America Series 2004-4 pooling and servicing agreement is LaSalle Bank National Association, who will be the mortgagee of record for each of the Pari Passu Trust Mortgage
          Loans. The fiscal agent under the Banc of America Series 2004-4 pooling and servicing agreement is ABN AMRO Bank N.V.

     o    The master servicer, the special servicer, the trustee and the fiscal agent under the pooling and servicing agreement will have no obligation or authority to (a) supervise any of the parties to the
          Banc of America Series 2004-4 pooling and servicing agreement or (b)
          make any related servicing advances with respect to any Pari Passu
          Trust Mortgage Loan. Instead, the master servicer under the Banc of
          America Series 2004-4 pooling and servicing agreement will be required to make the related

                                      S-85

          servicing advance, and if the Banc of America Series 2004-4 master servicer fails to make the related advance, the Banc of America Series
          2004-4 trustee will be required to make the related servicing advance, and if the Banc of America Series 2004-4 trustee fails to make the related servicing advance, the Banc of America Series 2004-4 fiscal agent will be required to make the related servicing advance with respect to each of the Pari Passu Trust Mortgage Loans. In addition, the Banc of America Series 2004-4 special servicer may, but is not required to, make servicing advances in certain situations.
          Notwithstanding the foregoing discussion, the obligation of the referenced parties to make the referenced servicing advance is, in each instance, subject to a determination that the subject proposed servicing advance will be ultimately recoverable. If the Banc of
          America Series 2004-4 master servicer and/or special servicer determines that a servicing advance that is otherwise required to be made is nonrecoverable, the other parties with an advancing obligation under the Banc of America Series 2004-4 pooling and servicing agreement are entitled to rely on that determination. Any party making a servicing advance under the Banc of America Series 2004-4 pooling and servicing agreement will be entitled to recover interest on that advance at the prime rate.

     o    None of the master servicer and the special servicer will be required to make any advance of delinquent principal and/or interest payments with respect to either of the Pari Passu Trust Mortgage Loans.
          Instead, the Banc of America Series 2004-4 master servicer will be required to make all required advances of delinquent principal and/or interest payments under each of the Pari Passu Trust Mortgage Loans.
          If the Banc of America Series 2004-4 master servicer fails to make the related advance of delinquent principal and/or interest, the trustee will be required to make the related advance of delinquent principal and/or interest and if the trustee fails to make the required advance of delinquent principal and/or interest, the fiscal agent will be required to make the related advance of delinquent principal and/or interest in the manner described in "Description of the Offered
          Certificates--Advances of Delinquent Monthly Debt Service Payments and
          Reimbursement of Advances" in this prospectus supplement.
          Notwithstanding this foregoing discussion, the obligation of any of the referenced parties to make a related advance of delinquent principal and/or interest is subject a determination that the subject proposed advance will be ultimately recoverable. If the Banc of
          America Series 2004-4 master servicer and/or special servicer determines that an advance of delinquent principal and/or interest that is otherwise required to be made is nonrecoverable, the trustee and/or the fiscal agent may rely upon that determination. Any party making an advance of a delinquent principal and/or interest payment under the Banc of America Series 2004-4 pooling and servicing agreement will be entitled to recover interest on that advance at the prime rate. As discussed under "Description of the Offered
          Certificates--Advances of Delinquent Monthly Debt Service Payments and
          Reimbursement of Advances" in this prospectus supplement, the trustee and the fiscal agent are entitled to receive interest on advances made by them in respect of delinquent principal and/or interest.

     o    The master servicer will not be required to make any compensating interest payments under the pooling and servicing agreement with respect to Prepayment Interest Shortfalls in respect of the Pari Passu
          Trust Mortgage Loans as described under "Servicing of the Mortgage
          Loans--Servicing and Other Compensation and Payment of
          Expenses--Prepayment Interest Shortfalls" in this prospectus supplement, and the Banc of America 2004-4 master servicer will not be required to make any similar payment.

     o    Neither the master servicer nor the special servicer will be entitled to any of the fees discussed under "Servicing of the Mortgage
          Loans--Servicing and Other Compensation and Payment of Expenses" with respect to either of the Pari Passu Trust Mortgage Loans, except that the master servicer will be entitled to receive a master servicing fee with respect to each of the Pari Passu Trust Mortgage Loans. The Banc of America Series 2004-4 special servicer will be entitled to certain servicing fees with respect to the Pari Passu Trust Mortgage Loans.
          These fees include a special servicing fee which accrues at a rate of
          0.25% per annum on the unpaid principal balance of the related mortgage loan so long as that mortgage loan (or the related REO
          Property) is being specially serviced under the Banc of

                                      S-86

          America Series 2004-4 pooling and servicing agreement. In the event that the Banc of America Series 2004-4 special servicer successfully returns any Pari Passu Trust Mortgage Loan to performing (i.e.
          non-specially serviced) status under the Banc of America Series 2004-4 pooling and servicing agreement, the Banc of America Series 2004-4 special servicer will be entitled to a workout fee that is payable on each collection of interest and principal collected from the related borrower at a rate of 0.75% per annum if, and for so long as, the unpaid principal balance of the subject Pari Passu Trust Mortgage Loan is equal to or greater than $20,000,000 or at a rate of 1.00% if, and for so long as, the unpaid principal balance of the subject Pari Passu
          Trust Mortgage Loan is less than $20,000,000. Finally, in the event that the Banc of America Series 2004-4 special servicer successfully liquidates any Pari Passu Trust Mortgage Loan, it will be entitled under certain circumstances to a liquidation fee from the proceeds
          (net of certain expenses) resulting from the liquidation at a rate of
          0.75% if the unpaid principal balance of the subject Pari Passu Trust
          Mortgage Loan is equal to or greater than $20,000,000 or at a rate of
          1.00% if the unpaid principal balance of the subject Pari Passu Trust
          Mortgage Loan is less than $20,000,000.

     o    Neither Pari Passu Trust Mortgage Loan will be subject to the
          Servicing Transfer Events described in this prospectus supplement but rather will be subject to generally similar but not identical events provided for in the Banc of America Series 2004-4 pooling and servicing agreement. For example, a delinquency by a borrower under either of the Pari Passu Trust Mortgage Loans in respect of its balloon payment will not cause a transfer of servicing to the Banc of
          America Series 2004-4 special servicer if the borrower provides a refinancing commitment prior to the mortgage loan's maturity date and actually refinances the mortgage loan within 60 days of the maturity date. In addition, none of the events that cause a transfer of servicing to special servicing under the Banc of America Series 2004-4 pooling and servicing agreement require the consent of the holder(s)
          of the Banc of America Series 2004-4 certificates.

     o    Neither Pari Passu Intercreditor Agreement permits the termination of the Banc of America Series 2004-4 special servicer solely by the holders of the Pari Passu Mortgage Loans without cause. Instead, only the holder of certain of the most subordinate class of Banc of America
          Series 2004-4 certificates may terminate the special servicer under the Banc of America Series 2004-4 pooling and servicing agreement without cause.

     o    The conditions that give rise to an Appraisal Trigger Event under the pooling and servicing agreement for our series 2004-BPC1 certificates differ in some respects from the conditions that would give rise to a
          Pari Passu Trust Mortgage Loan being subject to the equivalent of an
          Appraisal Trigger Event under the Banc of America Series 2004-4 pooling and servicing agreement. In this regard, unlike the pooling and servicing agreement for our series 2004-BPC1 certificates, the
          Banc of America Series 2004-4 pooling and servicing agreement provides that the equivalent of an Appraisal Trigger Event will occur on the
          60th day following the third extension of any Pari Passu Trust
          Mortgage Loan. In addition, a delinquency by a borrower under either of the Pari Passu Trust Mortgage Loans in respect of its balloon payment will not be an Appraisal Trigger Event if the borrower provides a refinancing commitment prior to the mortgage loan's maturity date and actually refinances the mortgage loan within 60 days of the maturity date.

     o    Each of the Banc of America Series 2004-4 master servicer and special servicer will be subject to events of default generally similar but not identical to the events of default under the pooling and servicing agreement described under "Servicing of the Mortgage Loans--Events of
          Default". In this regard, the time frame referenced in the first bullet of that discussion in this prospectus supplement is three days as opposed to the two-day time frame applicable under the pooling and servicing agreement. In this regard, the Banc of America Series 2004-4 pooling and servicing agreement provides that an event of default will occur with respect to the Banc of America Series 2004-4 special servicer if it fails to timely direct the Banc of America Series
          2004-4 master servicer to make any servicing advance (including any emergency servicing advance) required to be made by the Banc of

                                      S-87

          America Series 2004-4 master servicer at the Banc of America Series
          2004-4 special servicer's direction and fails to remedy that failure following receipt of notice from the Banc of America Series 2004-4 trustee.

     o    Unlike the pooling and servicing agreement which in connection with the events of default described under "Servicing of the Mortgage
          Loans--Events of Default" requires the trustee to remove the master servicer and/or the special servicer, as applicable, at the direction of the either the controlling class representative or the
          certificateholders evidencing at least 25% of the related voting rights, the Banc of America Series 2004-4 pooling and servicing agreement requires the Banc of America Series 2004-4 trustee to remove the Banc of America Series 2004-4 master servicer and/or special servicer, as applicable, at the direction of the holder(s) of the Banc of America Series 2004-4 certificates evidencing 51% of the related voting rights.

     Certain Rights of the Trust With Respect to the Servicing of the Pari Passu
Loan Groups. Except in those limited circumstances discussed above with respect to each of the Pari Passu Trust Mortgage Loans, the certificateholders will have very limited rights to direct the servicing and/or administration of any of the
Pari Passu Trust Mortgage Loans. Pursuant to the Banc of America Series 2004-4
pooling and servicing agreement and each of the related Pari Passu Intercreditor
Agreements, the trust as holder of a portion of each of the Pari Passu Loan
Groups will be entitled to receive any of the CMSA reports, trustee reports and any other information (which is generally similar but not identical to the information that the relevant parties to the pooling and servicing agreement are required to provide to the certificateholders).

     Exercise of Fair Value Call Under the Banc of America Series 2004-4 Pooling
and Servicing Agreement. If the holder of a Junior Portion in a Pari Passu
Mortgage Loan does not exercise its right to purchase the Senior Portion in the related Pari Passu Mortgage Loan as described above, then, subject, in the case of the Bank of America Center Loan Group, to the rights of the mezzanine lenders under the related mezzanine intercreditor agreement), no party will have a first right of purchase with respect to the Pari Passu Loan Group. In this case, the special servicer and/or the trustee under the Banc of America Series 2004-4 pooling and servicing agreement will be required to sell the Pari Passu Loan
Group in a manner generally similar to that described under "Servicing of the
Mortgage Loans--Realization Upon Defaulted Mortgage Loans" in this prospectus supplement.

   A/B Loan Pairs

     General. There are three A-Note Mortgage Loans, which respectively represent approximately 2.5%, 1.2% and 0.6% of the initial mortgage pool balance and approximately 3.0%, 1.5% and 0.7% of the initial loan group 1 balance, and which are respectively secured by the mortgaged real properties identified on
Annex A-1 to this prospectus supplement as Prium Office Portfolio, Hilton Garden
Inn and Parkdale Plaza. In each case, the related borrower has encumbered the subject mortgaged real property with junior debt, which constitutes the related
B-Note Loan. In each case, the aggregate debt consisting of the A-Note Mortgage
Loan and the related B-Note Loan, which two mortgage loans constitute an A/B
Loan Pair, is secured by a single mortgage or deed of trust on the subject mortgaged real property. We intend to include each of the A-Note Mortgage Loans in the trust fund. Each of the B-Note Loans was sold immediately after origination to CBA-Mezzanine Capital Finance, LLC, and will not be included in the trust fund.

     In each case, the A-Note Mortgage Loan and related B-Note Loan are cross-defaulted. Each B-Note Loan has the same maturity date, amortization schedule and prepayment structure as the related A-Note Mortgage Loan. For purposes of the information presented in this prospectus supplement with respect to each A-Note Mortgage Loan, the loan-to-value ratio and debt service coverage ratio information reflects only that A-Note Mortgage Loan and does not take into account the related B-Note Loan.

     The trust, as the holder of the A-Note Mortgage Loans, and the respective holders of the B-Note Loans will be parties to separate intercreditor agreements, each of which we refer to as an A/B Intercreditor Agreement. The servicing and administration of each A-Note Mortgage Loan (and, to the extent described below, the related

                                      S-88

B-Note Loan) will be performed by the master servicer on behalf of the trust
(and, in the case of the related B-Note Loan, on behalf of the holder of that loan). The master servicer will be required to collect payments with respect to a B-Note Loan following the occurrence of certain events of default with respect to the related A/B Loan Pair described in the related A/B Intercreditor
Agreement. The following describes certain provisions of the A/B Intercreditor
Agreements. The following does not purport to be complete and is subject to, and qualified by reference to, the actual provisions of the A/B Intercreditor
Agreements.

     Allocation of Payments Between Each A-Note Mortgage Loan and the Related
B-Note Loan. The rights of the holder of each B-Note Loan to receive payments of interest, principal and other amounts are subordinated to the rights of the holder of the related A-Note Mortgage Loan to receive such amounts. So long as an A/B Material Default has not occurred or, if an A/B Material Default has occurred but is no longer continuing with respect to the A/B Loan Pair, the borrower under each A/B Loan Pair will be required to make separate payments of principal and interest to the respective holders of the related A-Note Mortgage
Loan and B-Note Loan. Escrow and reserve payments will be made to the master servicer on behalf of the trust as the holder of the related A-Note Mortgage
Loan. Any voluntary principal prepayments will be applied as provided in the related loan documents; provided that any prepayment resulting from the payment of insurance proceeds or condemnation awards or accepted during the continuance of an event of default will be applied as though there were an existing A/B
Material Default. If an A/B Material Default occurs and is continuing with respect to an A/B Loan Pair, then all amounts tendered by the borrower or otherwise available for payment of that A/B Loan Pair will be applied by the master servicer (with any payments received by the holder of the related B-Note
Loan after and during an A/B Material Default to be forwarded to the master servicer), net of certain amounts, in the sequential order of priority provided for in the related A/B Intercreditor Agreement, which generally provides that all interest, principal, yield maintenance charges and outstanding expenses in respect of the subject A-Note Mortgage Loan will be paid in full prior to any application of payments in respect of the related B-Note Loan.

     If, after the expiration of the right of the holder of any B-Note Loan to purchase the related A-Note Mortgage Loan (as described below), the related
A-Note Mortgage Loan or the subject B-Note Loan is modified in connection with a workout so that, with respect to either the related A-Note Mortgage Loan or the
B-Note Loan, (a) the outstanding principal balance is decreased, (b) payments of interest or principal are waived, reduced or deferred or (c) any other adjustment is made to any of the terms of the related A/B Loan Pair, then all payments to the trust, as the holder of the related A-Note Mortgage Loan, will be made as if the workout did not occur and the payment terms of the related
A-Note Mortgage Loan will remain the same. In that case, the holder of the subject B-Note Loan will bear the full economic effect of all waivers, reductions or deferrals of amounts due on either the related A-Note Mortgage
Loan or the subject B-Note Loan attributable to the workout (up to the outstanding principal balance, together with accrued interest, of the subject
B-Note Loan).

     Servicing of the A/B Loan Pairs. Each A-Note Mortgage Loan and the related mortgaged real property will be serviced and administered by the master servicer pursuant to the pooling and servicing agreement. The master servicer and/or special servicer will service and administer each B-Note Loan to the extent described below. The servicing standard set forth in the pooling and servicing agreement will require the master servicer and the special servicer to take into account the interests of both the trust and the holder of the related B-Note
Loan when servicing each A/B Loan Pair, with a view to maximizing the realization for both the trust and the holder of the related B-Note Loan as a collective whole, taking into account the subordination of the related B-Note
Loan. The holder of each B-Note Loan will be deemed a third party beneficiary of the pooling and servicing agreement.

     The master servicer and the special servicer have the sole and exclusive authority to service and administer, and to exercise the rights and remedies with respect to, each A/B Loan Pair. Subject to certain limitations with respect to modifications and certain rights of the holder of a B-Note Loan to purchase the related A-Note Mortgage Loan, the holder of that B-Note Loan has no voting, consent or other rights whatsoever with respect to the master servicer's or special servicer's administration of, or the exercise of its rights and remedies with respect to, the related A/B Loan Pair.

                                      S-89

     So long as an A/B Material Default has not occurred with respect to an A/B
Loan Pair, the master servicer will have no obligation to collect payments with respect to the related B-Note Loan. A separate servicer of that B-Note Loan will be responsible for collecting amounts payable in respect of that B-Note Loan.
That servicer will have no servicing duties or obligations with respect to the related A-Note Mortgage Loan or the related mortgaged real property. If an A/B
Material Default occurs with respect to that A/B Loan Pair, the master servicer or the special servicer, as applicable, will (during the continuance of that A/B
Material Default) collect and distribute payments for both the related A-Note
Mortgage Loan and the related B-Note Loan according to the sequential order of priority provided for in the related A/B Intercreditor Agreement.

     Advances. None of the master servicer, the trustee or the fiscal agent is required to make any P&I advances with respect to any B-Note Loan. Neither the holder of any B-Note Loan nor any related separate servicer is required to make any P&I advance with respect to the related A-Note Mortgage Loan or any servicing advance with respect to the related mortgaged real property. The master servicer and, if applicable, the trustee or the fiscal agent will make servicing advances with respect to the mortgaged real property securing each A/B
Loan Pair. The special servicer may, but is not obligated to, make servicing advances with respect to the mortgaged real property securing any A/B Loan Pair.

     Modifications. The ability of the master servicer or the special servicer, as applicable, to enter into any assumption, amendment, deferral, extension, increase or waiver of any term or provision of any B-Note Loan, any A-Note
Mortgage Loan or the related loan documents, is limited by the rights of the holder of the related B-Note Loan to approve modifications and other actions as contained in the related A/B Intercreditor Agreement; provided that the consent of the holder of a B-Note Loan will not be required in connection with any modification or other action with respect to the related A/B Loan Pair after the expiration of the right of the holder of that B-Note Loan to purchase the related A-Note Mortgage Loan; and provided, further, that no consent or failure to provide consent of the holder of a B-Note Loan may cause the master servicer or special servicer to violate applicable law or any term of the pooling and servicing agreement, including the servicing standard. The holder of a B-Note
Loan may not enter into any assumption, amendment, deferral, extension, increase or waiver of the related B-Note Loan or the related loan documents without the prior written consent of the trustee, as holder of the related A-Note Mortgage
Loan, acting through the master servicer and/or the special servicer as specified in the pooling and servicing agreement.

     Purchase of an A-Note Mortgage Loan by the Holder of the Related B-Note
Loan. Upon the occurrence of any one of certain defaults that are set forth in the related A/B Intercreditor Agreement, the holder of the related B-Note Loan will have the right to purchase the related A-Note Mortgage Loan at a purchase price determined under the related A/B Intercreditor Agreement and generally equal the sum of (a) the outstanding principal balance of the A-Note Mortgage
Loan, (b) accrued and unpaid interest on the outstanding principal balance of the A-Note Mortgage Loan (excluding any default interest or other late payment charges), (c) any unreimbursed servicing advances made by the master servicer, the special servicer, the trustee or the fiscal agent with respect to the mortgaged real property, together with any advance interest thereon, (d)
reasonable out-of-pocket legal fees and costs incurred in connection with enforcement of the related A/B Loan Pair by the master servicer or special servicer, (e) any interest on any unreimbursed P&I advances made by the master servicer, the trustee or the fiscal agent with respect to the A-Note Mortgage
Loan, (f) any related master servicing fees, primary servicing fees, special servicing fees and trustee's fees payable under the pooling and servicing agreement, and (g) out-of-pocket expenses incurred by the trustee or the master servicer with respect to the A/B Loan Pair together with advance interest thereon.

     No holder of a B-Note Loan has any rights to cure any defaults with respect to the related A/B Loan Pair.

ADDITIONAL LOAN AND PROPERTY INFORMATION

     Delinquencies. Each mortgage loan seller will represent in its mortgage loan purchase agreement that, with respect to the mortgage loans that we will purchase from that mortgage loan seller, no scheduled payment of principal and interest under any mortgage loan was 30 days or more past due as of the due date for such mortgage

                                      S-90

loan in November 2004, without giving effect to any applicable grace period, nor was any scheduled payment 30 days or more delinquent in the 12-month period immediately preceding or, if shorter, from the date of origination up to, the due date for such mortgage loan in November 2004, without giving effect to any applicable grace period.

     Tenant Matters. Described and listed below are certain aspects of the some of the tenants at the mortgaged real properties for the mortgage loans--

     o    Forty-seven (47) of the mortgaged real properties, securing 42.0% of the initial mortgage pool balance, are, in each case, a retail property, an office property or an industrial/warehouse property that is leased to one or more major tenants that each occupies at least 25%
          of the net rentable area of the particular property.

     o    Fourteen (14) of the mortgaged real properties, securing 5.5% of the initial mortgage pool balance, are entirely or substantially leased to a single tenant.

     o    Two (2) of the mortgaged real properties, securing 2.7% of the initial mortgage pool balance (securing one (1) mortgage loan (loan number 45)
          in loan group 1, representing 0.8% of the initial loan group 1 balance, and one (1) mortgage loan (loan number 12) in loan group 2, representing approximately 13.4% of the initial loan group 2 balance), are multifamily rental properties that have a material tenant concentration of students. Those mortgaged real properties may experience more fluctuations in occupancy rate than other types of properties.

     o    A number of companies are major tenants at more than one of the mortgaged real properties.

     o    There are several cases in which a particular entity is a tenant at more than one of the mortgaged real properties, and although it may not be a major tenant at any of those properties, it is significant to the success of the properties.

     o    Certain tenant leases at the mortgaged real properties have terms that are shorter than the terms of the related mortgage loans and, in some cases, significantly shorter.

     o    One (1) of the mortgaged real properties, securing 0.7% of the initial mortgage pool balance (loan number 44), is a multifamily rental property that receives rent subsidies from the United States
          Department of Housing and Urban Development under its Section 42
          Housing Assistance Program or otherwise. This mortgaged real property is subject to Housing Assistance Payment Contracts (which may expire during the term of the applicable mortgage loan).

     Ground Leases. In the case of five (5) mortgaged real properties, representing security for approximately 8.4% of the initial mortgage pool balance and approximately 9.8% of the initial loan group 1 balance, the related mortgage constitutes a lien on the related borrower's leasehold interest in the mortgaged real property, but not on the corresponding fee interest. In each case, the related ground lease, giving effect to all extension options, expires more than 20 years after the stated maturity of the related mortgage loan, including extensions at the option of the relevant lender, and either:

     o    the ground lessor has subordinated its interest in the mortgaged real property to the interest of the holder of that mortgage loan; or

     o    the ground lessor has agreed to give the holder of that mortgage loan notice of, and the right to cure, any default or breach by the lessee.

     See "Risk Factors--Ground Leases Create Risks for Lenders That Are Not
Present When Lending on an Actual Ownership Interest in a Real Property" and
"Legal Aspects Of Mortgage Loans--Foreclosure--Leasehold Considerations" in the
accompanying prospectus.

                                      S-91

     Additional and Other Financing. The Bank of America Center Mortgage Loan,
which has a cut-off date principal balance of $130,000,000 and represents approximately 10.4% of the initial mortgage pool balance and 12.2% of the initial loan group 1 balance, is part of a split loan structure that also includes two Pari Passu Non-Trust Mortgage Loans that--

     o    have principal balances as of the cut-off date of $253,000,000 and
          $137,000,000, respectively,

     o    will not be included in the trust, and

     o    will be secured by the same mortgaged real property that secures the
          Bank of America Center Mortgage Loan.

     The Dallas Market Center Mortgage Loan, which has a cut-off date principal balance of $49,875,580 and represents approximately 4.0% of the initial mortgage pool balance and 4.7% of the initial loan group 1 balance, is part of a split loan structure that also includes one Pari Passu Non-Trust Mortgage Loan that--

     o    has a principal balance as of the cut-off date of $92,808,045,

     o    will not be included in the trust, and

     o    will be secured by the same mortgaged real property that secures the
          Dallas Market Center Mortgage Loan.

     The payment priority among the mortgage loans in the Bank of America Center
Loan Group and the Dallas Market Center Loan Group is as described under
"--Split Loan Structures--Pari Passu Loan Groups--Priority of Payments" above.

     In the case of each of the A-Note Mortgage Loans, the related mortgage also secures the related B-Note Loan, which will not be included in the trust fund.
See "--Split Loan Structures--A/B Loan Pairs" above.

     Two (2) mortgage loans, representing approximately 1.1% of the initial mortgage pool balance and approximately 7.7% of the initial loan group 2 balance, permit the related borrower to enter into additional subordinate or other financing that is secured by the mortgaged real properties as described below--

     Except as described above, the mortgage loans do not permit the related borrowers to enter into additional subordinate or other financing that is secured by the related mortgaged real properties.

     The mortgage loans generally do not prohibit the related borrower from incurring other obligations in the ordinary course of business relating to the mortgaged real property, including but not limited to trade payables, or from incurring indebtedness secured by equipment or other personal property located at or used in connection with the mortgaged real property.

     In addition, we are aware that in the case of three (3) of the mortgage loans, collectively representing approximately 9.2% of the initial mortgage pool balance (three (3) mortgage loans in loan group 1, representing approximately
22.6% of the initial loan group 1 balance, the owner(s) of the related borrower have pledged their interests in the borrower to secure secondary financing in the form of mezzanine debt, as described below.

     o    In the case of the mortgage loan secured by the mortgaged real property identified on Annex A-1 as Bank of America Center, representing approximately 10.4% of the initial mortgage pool balance and approximately 12.2% of the initial loan group 1 balance, ownership interests in the related borrower have been pledged to secure five separate mezzanine loans with an aggregate original principal amount of $230,000,000. The lender and each of the mezzanine lenders have entered into a mezzanine intercreditor agreement, under which each mezzanine lender--

                                      S-92

          1.   has agreed, among other things, under certain circumstances
               (e.g., the lender receives not less than 30 days' prior written notice, no event of default exists (except with respect to certain allowed changes in control) and, if required by the rating agencies, a new non-consolidation opinion is delivered)
               not to enforce its rights to realize upon the collateral securing its related mezzanine loan or take any enforcement action with respect to its related mezzanine loan without written
               confirmation from the rating agencies that an enforcement action would not cause the downgrade, withdrawal or qualification of the current ratings of the certificates, and

          2.   has subordinated its related mezzanine loan to the Bank of
               America Center Mortgage Loan and has the option to purchase the
               Bank of America Center Mortgage Loan if such mortgage loan becomes defaulted or cure the default.

     o    In the case of the mortgage loan secured by the mortgaged real property identified on Annex A-1 as Lodgian Portfolio 2, representing approximately 5.7% of the initial mortgage pool balance and approximately 6.6% of the initial loan group 1 balance, the originating lender, which is also the related mortgage loan seller, made a mezzanine loan in the original principal amount of $100 (which may be increased at the mezzanine lender's discretion as described below) to Lodgian Mezzanine Fixed, LLC, which directly or indirectly owns the borrowers under that mortgage loan as well as the ownership interests in affiliates of those borrowers, which affiliates are owners of properties that secure three other mortgage loans simultaneously made by the same originator, which other mortgage loans will not be included in the trust. The mezzanine loan is secured by the mezzanine borrower's pledge of 100% of its ownership interest in all such borrowers, including the borrowers under the three other non-trust mortgage loans. The principal amount of the mezzanine loan may be increased in connection with a corresponding reduction in principal amount of the mortgage debt on either of two of the three other loans. See also Annex C under the heading "Ten Largest Mortgage
          Loans or Groups of Cross-Collateralized Mortgage Loans--Lodgian
          Portfolio 2--Additional Debt".

     o    In the case of the mortgage loan secured by the mortgaged real property identified on Annex A-1 as Worldgate Centre, representing approximately 3.2% of the initial mortgage pool balance and approximately 3.7% of the initial loan group 1 balance, the sole member of the borrower has pledged 100% of its ownership interest in the borrower to secure a mezzanine loan with an unpaid principal balance of $8,500,000 as of June 30, 2004. The mezzanine loan was made by the originating lender simultaneously with the origination of the mortgage loan. The mezzanine loan is subject to an intercreditor agreement entered into between the holder of the mortgage loan and the mezzanine lender, under which the mezzanine lender--

          1.   has agreed, among other things, not to enforce its rights to realize upon the collateral securing its related mezzanine loan without written confirmation from the rating agencies that an enforcement action would not cause the downgrade, withdrawal or qualification of the current ratings of the certificates, unless certain conditions are met relating to the identity and status of the transferee of the collateral and the replacement property manager and the delivery of an acceptable non-consolidation opinion, and

          2.   has subordinated its related mezzanine loan to the Worldgate
               Centre mortgage loan (other than as to its interest in the pledged collateral) and has the option to purchase the Worldgate
               Centre mortgage loan if that mortgage loan becomes a defaulted mortgage loan or to cure the default.

     In addition, we are aware that the borrowers under seven (7) of the mortgage loans, representing approximately 8.6% of the initial mortgage pool balance (four (4) mortgage loans in loan group 1, representing approximately
8.3% of the initial loan group 1 balance and three (3) mortgage loans in loan group 2, representing approximately 10.6% of the initial loan group 2 balance), are permitted under the loan documents under certain

                                      S-93

circumstances, to incur secondary financing in the form of mezzanine debt. Such mortgage loans require that the mezzanine lender enters into a subordination and standstill agreement with the lender on the mortgage loan.

     While a mezzanine lender has no security interest in or rights to the related mortgaged real properties, a default under the mezzanine loan could cause a change in control in the mezzanine borrower as a result of the realization on the pledged ownership interests by the mezzanine lender. See
"Risk Factors--Risks Relating to the Mortgage Loans--A Borrower's Other Loans
May Reduce the Cash Flow Available to the Mortgaged Real Property Which May
Adversely Affect Payment on Your Certificates; Mezzanine Financing Reduces a
Principal's Equity in, and Therefore Its Incentive to Support, a Mortgaged Real
Property" in this prospectus supplement.

     Under certain of the mortgage loans, the borrower has incurred or is permitted to incur additional financing that is not secured by the mortgaged real property. In addition, borrowers that have not agreed to certain special purpose covenants in the related mortgage loan documents are generally not prohibited from incurring additional debt. Such additional debt may be secured by other property owned by those borrowers. Also, certain of these borrowers may have already incurred additional debt. In addition, the owners of such borrowers generally are not prohibited from incurring mezzanine debt secured by pledges of their equity interests in those borrowers. See "Risk Factors--Subordinate Debt
Increases the Likelihood That a Borrower Will Default on a Mortgage Loan
Underlying Your Offered Certificates" and "Legal Aspects of Mortgage
Loans--Subordinate Financing" in the accompanying prospectus.

     We are aware that in the case of two (2) of the mortgage loans, representing approximately 4.7% of the initial mortgage pool balance and approximately 5.5% of the initial loan group 1 balance, the related borrower is permitted to incur subordinate unsecured indebtedness, as described below.

     In the case of the mortgage loan secured by the mortgaged real property identified on Annex A-1 as Mall 205, representing approximately 3.5% of the initial mortgage pool balance and approximately 4.1% of the initial loan group 1 balance, the related borrower is permitted to incur unsecured subordinate debt not to exceed $500,000.

     In the case of the mortgage loan secured by the mortgaged real property identified on Annex A-1 as Saddle Rock Marketplace, representing approximately
1.1% of the initial mortgage pool balance and approximately 1.3% of the initial loan group 1 balance, the related borrower is permitted to incur unsecured subordinate debt not to exceed $500,000, provided that the indebtedness does not have a maturity date, the lender is an insider as defined in the Bankruptcy Code and the lender executes a subordination and standstill agreement meeting requirements specified in the related loan documents.

     Except as disclosed under this "--Additional and Other Financing"
subsection, we have not been able to confirm whether the respective borrowers under the mortgage loans, have any other debt outstanding. We make no representation with respect to the mortgage loans as to whether any other subordinate financing currently encumbers any mortgaged real property, whether any borrower has incurred material unsecured debt or whether a third-party holds debt secured by a pledge of an equity interest in a related borrower.

     Zoning and Building Code Compliance. In connection with the origination of each mortgage loan, the related originator examined whether the use and operation of the mortgaged real property were in material compliance with zoning, land-use, building, fire and health ordinances, rules, regulations and orders then-applicable to that property. Evidence of this compliance may have been in the form of legal opinions, surveys, recorded documents, letters from government officials or agencies, title insurance endorsements, engineering or consulting reports and/or representations by the related borrower. In some cases, a certificate of occupancy was not available. Where the property as currently operated is a permitted nonconforming use and/or structure, an analysis was generally conducted as to--

                                      S-94

     o    the likelihood that a material casualty would occur that would prevent the property from being rebuilt in its current form; and

     o    whether existing replacement cost hazard insurance or, if necessary, supplemental law or ordinance coverage would, in the event of a material casualty, be sufficient--

          1.   to satisfy the entire mortgage loan; or

          2.   taking into account the cost of repair, to pay down the mortgage loan to a level that the remaining collateral would be adequate security for the remaining loan amount.

     Notwithstanding the foregoing, we cannot assure you, however, that any such analysis, or that the above determinations, were made in each and every case.

     Lockboxes. Forty-three (43) mortgage loans, representing approximately
64.4% of the initial mortgage pool balance (40 mortgage loans in loan group 1, representing approximately 71.7% of the initial loan group 1 balance and three
(3) mortgage loans in loan group 2, representing approximately 22.1% of the initial loan group 2 balance), generally provide that all rents, credit card receipts, accounts receivables payments and other income derived from the related mortgaged real properties will be paid into one of the following types of lockboxes, each of which is described below.

     o    LOCKBOXES IN EFFECT ON THE DATE OF CLOSING. Income (or a portion thereof sufficient to pay monthly debt service) is paid directly to a lockbox account controlled by the lender, or both the borrower and the lender, except that with respect to multifamily properties, income is collected and deposited in the lockbox account by the manager of the mortgaged real property and, with respect to hospitality properties, cash or "over-the-counter" receipts are deposited into the lockbox account by the manager, while credit card receivables are deposited directly into a lockbox account. In the case of such lockboxes, funds deposited into the lockbox account are disbursed either--

          1.   in accordance with the related loan documents to satisfy the borrower's obligation to pay, among other things, debt service payments, taxes and insurance and reserve account deposits; or

          2.   to the borrower on a daily or other periodic basis, until the occurrence of a triggering event, following which the funds will be disbursed to satisfy the borrower's obligation to pay, among other things, debt service payments, taxes and insurance and reserve account deposits.

          In some cases, the lockbox account is currently under the control of both the borrower and the lender, to which the borrower will have access until the occurrence of the triggering event, after which no such access will be permitted.

     o    SPRINGING LOCKBOX. Income is collected by or otherwise accessible to the borrower until the occurrence of a triggering event, following which a lockbox of the type described above is put in place, from which funds are disbursed to a lender controlled account and used to pay, among other things, debt service payments, taxes and insurance and reserve account deposits. Examples of triggering events may include:

          1.   a decline by more than a specified amount, in the net operating income of the related mortgaged real property; or

          2.   a failure to meet a specified debt service coverage ratio; or

          3.   an event of default under the mortgage.

                                      S-95

     For purposes of this prospectus supplement, a springing lockbox is an account that is required to be established by the borrower upon the occurrence of the trigger event.

     The 43 mortgage loans referred to above provide for lockbox accounts as follows:

                                                     % OF INITIAL     % OF INITIAL        % OF INITIAL
                                      NUMBER OF        MORTGAGE       LOAN GROUP 1        LOAN GROUP 2
          LOCKBOX TYPE              MORTGAGE LOANS   POOL BALANCE   PRINCIPAL BALANCE   PRINCIPAL BALANCE
---------------------------------   --------------   ------------   -----------------   -----------------

Lockboxes in effect on the date
   of closing                             18             36.0%             40.7%               8.7%
Springing (includes "soft"
   springing to "hard" lockboxes)         25             28.4%             31.0%              13.4%

     Hazard, Liability and Other Insurance. Although exceptions exist, the loan documents for each of the mortgage loans generally require the related borrower to maintain with respect to the corresponding mortgaged real property the following insurance coverage--

     o    hazard insurance in an amount that generally is, subject to an approved deductible, at least equal to the lesser of--

          1.   the outstanding principal balance of the mortgage loan (or, in the case of each Pari Passu Trust Mortgage Loan, the outstanding principal balance of the related Pari Passu Loan Group); and

          2.   the full insurable replacement cost or insurable value of the improvements located on the insured property;

     o    if any portion of the improvements on the property was in an area identified in the federal register by the Federal Emergency Management
          Agency as having special flood hazards, flood insurance meeting the requirements of the Federal Insurance Administration guidelines, in an amount that is equal to the least of--

          1.   the outstanding principal balance of the related mortgage loan
               (or, in the case of each Pari Passu Trust Mortgage Loan, the outstanding principal balance of the related Pari Passu Loan
               Group);

          2.   the full insurable replacement cost or insurable value of the improvements on the insured property; and

          3.   the maximum amount of insurance available under the National
               Flood Insurance Act of 1968;

     o    commercial general liability insurance against claims for personal and bodily injury, death or property damage; and

     o    business interruption or rent loss insurance.

     Certain mortgage loans permit a borrower to satisfy its insurance coverage requirement by permitting its tenant to self-insure (including with respect to terrorism insurance coverage).

     In general, the mortgaged real properties for the mortgage loans, including those properties located in California, are not insured against earthquake risks. In the case of those properties located in California, other than those that are manufactured housing communities or self storage facilities, a third-party consultant conducted

                                      S-96

seismic studies to assess the probable maximum loss for the property. None of the resulting reports concluded that a mortgaged real property was likely to experience a probable maximum loss in excess of 20% of the estimated replacement cost of the improvements. Notwithstanding the preceding sentence, one (1)
mortgage loan (loan number 1), representing approximately 10.4% of the initial mortgage pool balance and 12.2% of the initial loan group 1 balance, has an aggregate probable maximum loss of 19.5%, although the individual probable maximum losses for each of the three buildings that comprise the related mortgaged real property are 19%, 13% and 43%, respectively.

     The master servicer (with respect to each of the mortgage loans exclusive of the Pari Passu Trust Mortgage Loans, including specially serviced mortgage loans), and the special servicer (with respect to REO Properties exclusive of any Pari Passu Loan Group REO Property), will be required to use reasonable efforts, consistent with the servicing standard, to cause each borrower to maintain, or if the borrower does not maintain, the master servicer will itself maintain, to the extent available at commercially reasonable rates and that the trustee has an insurable interest therein, for the related mortgaged real property, all insurance required by the terms of the loan documents and the related mortgage, except as otherwise described herein.

     Where insurance coverage at the mortgaged real property for any mortgage loan included in the trust (other than a Pari Passu Trust Mortgage Loan) is left to the lender's discretion, the master servicer will be required to exercise such discretion in accordance with the Servicing Standard, and to the extent that any mortgage loan so permits, the related borrower will be required to exercise its efforts to obtain insurance from insurers which have a minimum claims-paying ability rating of at least "A" by S&P and "A-" by Fitch (or the obligations of which are guaranteed or backed by a company having such claims-paying ability), and where insurance is obtained by the master servicer, such insurance must be from insurers that meet such requirements.

     In some cases, however, insurance may not be available from insurers that are rated by one or both of S&P and Fitch. In that case, the master servicer will be required to use reasonable efforts, consistent with the servicing standard, to cause the borrower to maintain, or will itself maintain, as the case may be, insurance with insurers having the next highest ratings that are offering the required insurance at commercially reasonable rates.

     Various forms of insurance maintained with respect to any of the mortgaged real properties for the mortgage loans, including casualty insurance, environmental insurance and earthquake insurance, may be provided under a blanket insurance policy. That blanket insurance policy will also cover other real properties, some of which may not secure loans in the trust. As a result of total limits under any of those blanket policies, losses at other properties covered by the blanket insurance policy may reduce the amount of insurance coverage with respect to a property securing one of the loans in the trust. See
"Risk Factors--Risks Related to the Mortgage Loans--The Absence or Inadequacy of
Insurance Coverage on the Property May Adversely Affect Payments on Your
Certificates" in this prospectus supplement and "Risk Factors--Lack of Insurance
Coverage Exposes a Trust to Risk for Particular Special Hazard Losses" in the
accompanying prospectus.

     With limited exception, the mortgage loans generally provide that insurance and condemnation proceeds are to be applied either--

     o    to restore the mortgaged real property; or

     o    towards payment of the mortgage loan.

     If any mortgaged real property (other than a Pari Passu Loan Group
Mortgaged Property) is acquired by the trust through foreclosure, deed in lieu of foreclosure or otherwise following a default on the related mortgage loan, the special servicer will be required to maintain for that property generally the same types of insurance policies providing coverage in the same amounts as were previously required under the related mortgage loan. The special servicer will not be required to obtain any insurance for an REO Property that was previously required under the related mortgage if (a) such insurance is not available at any rate; or (b) subject to the rights of and consultation with the controlling class representative, such insurance is not available at commercially

                                      S-97

reasonable rates and the subject hazards are not commonly insured against by prudent owners of similar real properties in similar locales.

     The master servicer and the special servicer may each satisfy its obligations regarding maintenance of the hazard insurance policies referred to in this prospectus supplement by maintaining a blanket insurance policy insuring against hazard losses on all of the mortgage loans for which it is responsible.
If any blanket insurance policy maintained by the master servicer or special servicer contains a deductible clause, however, the master servicer or the special servicer, as the case may be, will be required, in the event of a casualty covered by that policy, to pay out of its own funds all sums that--

     o    are not paid because of the deductible clause; and

     o    would have been paid if an individual hazard insurance policy referred to above had been in place.

     The applicable originator and its successors and assigns are the beneficiaries under separate title insurance policies with respect to each mortgage loan. It is expected that each title insurer will enter into co-insurance and reinsurance arrangements with respect to the title insurance policy as are customary in the title insurance industry. Subject to standard exceptions, including those regarding claims made in the context of insolvency proceedings, each title insurance policy will provide coverage to the trustee for the benefit of the certificateholders for claims made against the trustee regarding the priority and validity of the borrower's title to the subject mortgaged real property.

     The Banc of America Series 2004-4 pooling and servicing agreement imposes similar requirements on the Banc of America Series 2004-4 master servicer and special servicer with respect to maintaining insurance with respect to the Pari
Passu Trust Mortgage Loans and any Pari Passu Loan Group REO Property.

ASSESSMENTS OF PROPERTY CONDITION

     Property Inspections. Generally, all of the mortgaged real properties for the mortgage loans, were inspected in connection with the origination or acquisition of the related mortgage loan to assess their general condition. No inspection revealed any patent structural deficiency or any deferred maintenance considered material and adverse to the interests of the holders of the offered certificates, except in such cases where adequate reserves have been established.

     Appraisals. All of the mortgaged real properties for the mortgage loans, were appraised by a state certified appraiser or an appraiser belonging to the
Appraisal Institute in accordance with the Federal Institutions Reform, Recovery and Enforcement Act of 1989. The primary purpose of each of those appraisals was to provide an opinion of the fair market value of the related mortgaged real property. There can be no assurance that another appraiser would have arrived at the same opinion of value. The resulting appraised values are shown on Annex A-1 to this prospectus supplement.

     Environmental Assessments. A third-party environmental consultant conducted a Phase I environmental site assessment, or updated a previously conducted assessment (which update may have been pursuant to a database update), with respect to all of the mortgaged real properties securing the mortgage loans during the 12-month period ending on the cut-off date. In the case of three (3)
mortgaged real properties securing three (3) separate mortgage loans (loan numbers 31, 49 and 79) and representing security for approximately 2.0% of the initial mortgage pool balance (two (2) mortgage loans in loan group 1, representing approximately 2.0% of the initial loan group 1 balance, and one (1)
mortgage loan in loan group 2, representing approximately 1.9% of the initial loan group 2 balance), a third-party consultant also conducted a Phase II environmental site assessment of each such mortgaged real property. The environmental testing at any particular mortgaged real property did not necessarily cover all potential environmental issues. For example, tests for radon, lead-based paint and lead in water were generally performed only at multifamily rental properties and only when the originator of the related mortgage loan believed this testing was warranted under the circumstances.

                                      S-98

     If the environmental investigations described above identified material adverse or potentially material adverse environmental conditions at or with respect to any of the respective mortgaged real properties securing a mortgage loan or at a nearby property with potential to affect a mortgaged real property, then one of the following occurred:

     o    an environmental consultant investigated those conditions and recommended no further investigations or remediation; or

     o    an operation and maintenance plan or other remediation was required and/or an escrow reserve was established to cover the estimated costs of obtaining that plan and/or effecting that remediation; or

     o    those conditions were remediated or abated prior to the closing date;
          or

     o    a letter was obtained from the applicable regulatory authority stating that no further action was required, or

     o    an environmental insurance policy was obtained, a letter of credit was provided, an escrow reserve account was established, another party has acknowledged responsibility, or an indemnity from the responsible party was obtained to cover the estimated costs of any required investigation, testing, monitoring or remediation; or

     o    in those cases where an offsite property is the location of a leaking underground storage tank or groundwater or soil contamination, a responsible party has been identified under applicable law, and generally either--

          1.   that condition is not known to have affected the mortgaged real property, or

          2.   the responsible party has either received a letter from the applicable regulatory agency stating no further action is
               required, established a remediation fund, engaged in responsive remediation, or provided an indemnity or guaranty to the
               borrower; or

          3.   an environmental insurance policy was obtained (which was not a secured creditor policy).

     In some cases, the identified condition related to the presence of asbestos-containing materials, lead-based paint, mold, and/or radon. Where these substances were present, the environmental consultant often recommended, and the related loan documents required--

     o    the establishment of an operation and maintenance plan to address the issue, or

     o    in some cases involving asbestos-containing materials, lead-based paint, mold and/or radon, an abatement or removal program or a long-term testing program.

     In a few cases, the particular asbestos-containing materials, lead-based paint, mold and/or radon was in need of repair or other remediation. This could result in a claim for damages by any party injured by that condition. In certain cases, the related lender did not require the establishment of an operation and maintenance plan despite the identification of issues involving asbestos-containing materials and/or lead-based paint.

     In some cases, the environmental consultant did not recommend that any action be taken with respect to a potentially material adverse environmental condition at a mortgaged real property securing a mortgage loan, because a responsible party with respect to that condition had already been identified.
There can be no assurance, however, that such a responsible party will be financially able to address the subject condition.

                                      S-99

     In some cases where the environmental consultant recommended specific remediation of an adverse environmental condition, the related originator of a mortgage loan required the related borrower generally:

          1.   to carry out the specific remedial measures prior to closing;

          2.   to carry out the specific remedial measures post-closing and, if deemed necessary by the related originator of the subject
               mortgage loan, deposit with the lender a cash reserve in an amount generally equal to 100% to 125% of the estimated cost to complete the remedial measures; or

          3.   to monitor the environmental condition and/or to carry out additional testing, in the manner and within the time frame specified in the related loan documents.

     Some borrowers under the mortgage loans have not satisfied all post-closing obligations required by the related loan documents with respect to environmental matters. There can be no assurance that recommended operations and maintenance plans have been or will continue to be implemented.

     In several cases, the environmental assessment for a mortgaged real property identified potential and, in some cases, significant environmental issues at nearby properties. The resulting environmental report indicated, however, that--

     o    the mortgaged real property had not been affected or had been minimally affected,

     o    the potential for the problem to affect the mortgaged real property was limited, or

     o    a person responsible for remediation had been identified.

     The information provided by us in this prospectus supplement regarding environmental conditions at the respective mortgaged real properties is based on the environmental site assessments referred to in this "--Environmental
Assessments" subsection and has not been independently verified by--

     o    us,

     o    any of the other parties to the pooling and servicing agreement,

     o    any of the mortgage loan sellers,

     o    any of the underwriters, or

     o    the affiliates of any of these parties.

     There can be no assurance that the environmental assessments or studies, as applicable, identified all environmental conditions and risks at, or that any environmental conditions will not have a material adverse effect on the value of or cash flow from, one or more of the mortgaged real properties.

     In the case of one mortgage loan, which is secured by the mortgaged real property identified on Annex A-1 to this prospectus supplement as Bank of
America Center and represents approximately 10.4% of the initial mortgage pool balance and approximately 12.2% of the initial loan group 1 balance, the soil and groundwater of the related mortgaged real property has been contaminated due to petroleum leaks from underground storage tanks formerly located on the related mortgaged real property that belonged to the City and County of San
Francisco. The prior owner, 555 California Street LLC, initiated an action against the City and County of San Francisco in relation to the contamination which resulted in a settlement agreement and mutual release dated December 10,
2003 by and between the City and County of San Francisco and 555 California
Street LLC. Pursuant to the terms of this agreement, the City and County of San
Francisco is required to provide remediation

                                      S-100

and monitoring results (which the related borrower is required to provide to the lender) until such time as there are four consecutive quarters of acceptable remediation and monitoring results. The related borrower is required to enforce the City and County of San Francisco's obligations to monitor and remediate the contamination pursuant to the terms of the settlement agreement. The borrower is required to use commercially reasonable efforts to deliver to the lender a letter from the City and County of San Francisco Department of Health Local
Oversight Program which will indicate that monitoring and remediation is no longer required under the agreement.

     See "Risk Factors--Risks Related to the Mortgage Loans--Lending on
Income-Producing Properties Entails Environmental Risks" in this prospectus supplement.

     Engineering Assessments. In connection with the origination of the mortgage loans, a licensed engineer inspected the related mortgaged real properties to assess the structure, exterior walls, roofing, interior structure and mechanical and electrical systems. The resulting reports indicated deferred maintenance items and/or recommended capital improvements on the mortgaged real properties.
Generally, with respect to a majority of the mortgaged real properties, where the engineer's recommended repairs, corrections or replacements were deemed material by the related originator, the related borrowers were required to carry out the necessary repairs, corrections or replacements, and in some instances, to establish reserves, generally in an amount ranging from 100% to 125% of the licensed engineer's estimated cost of the recommended repairs, corrections or replacements to fund deferred maintenance or replacement items that the reports characterized as in need of prompt attention.

THE MORTGAGE LOAN SELLERS

     General. We did not originate any of the mortgage loans. We will acquire those mortgage loans from the following entities:

     Merrill Lynch Mortgage Lending, Inc.-- 31 mortgage loans, representing approximately 35.2% of the initial mortgage pool balance (27 mortgage loans in loan group 1, representing approximately 38.0% of the initial loan group 1 balance, and four (4) mortgage loans in loan group 2, representing approximately
18.6% of the initial loan group 2 balance);

     Bank of America, N.A.-- 21 mortgage loans, representing approximately 31.5%
of the initial mortgage pool balance (19 mortgage loans in loan group 1, representing approximately 35.5% of the initial loan group 1 balance, and two
(2) mortgage loans in loan group 2, representing approximately 8.7% of the initial loan group 2 balance);

     PNC Bank, National Association-- 35 mortgage loans, representing approximately 23.0% of the initial mortgage pool balance (23 mortgage loans in loan group 1, representing approximately 16.8% of the initial loan group 1 balance, and 12 mortgage loans in loan group 2, representing approximately 59.3%
of the initial loan group 2 balance); and

     CDC Mortgage Capital Inc.-- Eight (8) mortgage loans, representing approximately 10.3% of the initial mortgage pool balance (seven (7) mortgage loans in loan group 1, representing approximately 9.7% of the initial loan group
1 balance, and one (1) mortgage loan in loan group 2, representing approximately
13.4% of the initial loan group 2 balance).

     The information set forth in this prospectus supplement concerning each of the mortgage loan sellers has been provided by the respective mortgage loan sellers, and neither we nor the underwriters make any representation or warranty as to the accuracy or completeness of this information.

     Merrill Lynch Mortgage Lending, Inc. Merrill Lynch Mortgage Lending, Inc.
is a wholly-owned subsidiary of Merrill Lynch Mortgage Capital Inc., a Delaware
corporation whose principal office is located in New York, New York. Merrill
Lynch Mortgage Capital Inc. is an affiliate of Merrill Lynch Mortgage Investors,
Inc., which is the depositor, and affiliate of Merrill Lynch, Pierce, Fenner &
Smith Incorporated, which is an underwriter, and offers a wide range of investment banking services to its customers both domestically and

                                      S-101

internationally. The business of Merrill Lynch, Pierce, Fenner & Smith
Incorporated is subject to regulation by various state and federal regulatory authorities. As of December 26, 2003, Merrill Lynch Mortgage Capital Inc. and
its subsidiaries had total assets of approximately $12.2 billion.

     Bank of America, N.A. Bank of America, N.A. is a national banking association. The principal office of Bank of America, N.A. is located in
Charlotte, North Carolina. Bank of America, N.A. is a wholly-owned subsidiary of
NB Holdings Corporation, which in turn is a wholly-owned subsidiary of Bank of
America Corporation. As of June 30, 2004, Bank of America Corporation had total assets of approximately $1.0 trillion. Bank of America, N.A. is an affiliate of
Banc of America Securities LLC, which is an underwriter.

     PNC Bank, National Association. PNC Bank, National Association is a
national banking association with its principal office in Pittsburgh,
Pennsylvania. PNC Bank, National Association's business is subject to examination and regulation by United States federal banking authorities. Its primary federal bank regulatory authority is the Office of the Comptroller of the Currency. PNC Bank, National Association is a wholly-owned indirect subsidiary of The PNC Financial Services Group, Inc., a Pennsylvania corporation
("PNC Financial"), and is PNC Financial's principal bank subsidiary. PNC
Financial and its subsidiaries offer a wide range of commercial banking, retail banking and trust and asset management services to its customers. As of December
31, 2003, PNC Bank, National Association had total consolidated assets representing 90.97% of PNC Financial's consolidated assets. PNC Bank, National
Association is an affiliate of PNC Capital Markets, Inc., which is an underwriter. Midland Loan Services, Inc. is a wholly owned subsidiary of PNC
Bank, National Association.

     CDC Mortgage Capital Inc. CDC Mortgage Capital Inc. is a New York
corporation whose principal offices are located in New York, New York. CDC
Mortgage Capital Inc. is a wholly-owned subsidiary of CDC IXIS North America,
Inc. CDC Mortgage Capital Inc. is an affiliate of Caisse Des Depots Securities
Inc. (doing business as CDC Securities), which is an underwriter. As of December
31, 2003, CDC Mortgage Capital Inc. had total assets of approximately
$5,613,399,088. It is expected that as of November 1, 2004, CDC Mortgage Capital
Inc. will change its name to IXIS Real Estate Capital Inc.

ASSIGNMENT OF THE MORTGAGE LOANS

     On or before the date of initial issuance of the offered certificates, each mortgage loan seller will transfer its mortgage loans to us, and we will then transfer all the mortgage loans to the trust. In each case, the transferor will assign the subject mortgage loans, without recourse, to the transferee.

     In connection with the foregoing transfers, the related mortgage loan seller will be required to deliver the following documents, among others, to the trustee with respect to each of the mortgage loans that we intend to include in the trust fund (other than the Pari Passu Trust Mortgage Loans)--

     o    either:

          1.   the original promissory note, endorsed without recourse to the order of the trustee or in blank; or

          2.   if the original promissory note has been lost, a copy of that note, together with a lost note affidavit and indemnity;

     o    the original or a copy of the related mortgage instrument, together with originals or copies of any intervening assignments of that instrument, in each case, unless the particular document has not been returned from the applicable recording office, with evidence of recording or certified by the applicable recording office;

     o    the original or a copy of any separate assignment of leases and rents, together with originals or copies of any intervening assignments of that instrument, in each case, unless the particular document has

                                      S-102

          not been returned from the applicable recording office, with evidence of recording or certified by the applicable recording office;

     o    either:

          1.   a completed assignment of the related mortgage instrument in favor of the trustee or in blank, in recordable form except for completion of the assignee's name if delivered in blank and except for missing recording information; or

          2.   a certified copy of that assignment as sent for recording;

     o    either:

          1.   a completed assignment of any separate related assignment of leases and rents in favor of the trustee or in blank, in
               recordable form except for completion of the assignee's name if delivered in blank and except for missing recording information;
               or

          2.   a certified copy of that assignment as sent for recording;

     o    an original or copy of the lender's title insurance policy or, if a title insurance policy has not yet been issued or located, a commitment for title insurance, which may be a pro forma policy or a marked version of the policy that has been executed by an authorized representative of the title company or an agreement to provide the same pursuant to binding escrow instructions executed by an authorized representative of the title company; and

     o    in those cases where applicable, the original or a copy of the related ground lease.

Notwithstanding the foregoing, in the case of the mortgage loans as to which
Bank of America N.A. is the mortgage loan seller, the related assignment of mortgage, assignment of assignment of leases, security agreements and/or UCC financing statements have generally been recorded in the name of Mortgage
Electronic Registration Systems, Inc., which we refer to below as MERS, or its designee, no assignment of mortgage, assignment of leases, security agreements and/or UCC financing statements in favor of the trustee will be required to be prepared or delivered and instead, the related mortgage loan seller will be required to take all actions as are necessary to cause the trustee on behalf of the trust to be shown as the owner of the related mortgage loan on the records of MERS. The related mortgage loan seller has informed us that MERS is an entity created by participants in the real estate finance industry in an attempt to eliminate the need to prepare and record assignments when trading mortgage loans and that MERS maintains a system for recording transfers of beneficial ownership of mortgages.

     The above loan documents, among others, with respect to each of the Pari
Passu Trust Mortgage Loans (with the exception of the original mortgage note evidencing the subject mortgage loan) have been delivered to the trustee under the Banc of America Series 2004-4 pooling and servicing agreement in accordance with such agreement. In the case of each of those mortgage loans, the related mortgage loan seller will be required to deliver to the trustee only the related original mortgage note, together with copies of the related Pari Passu
Intercreditor Agreement and the Banc of America Series 2004-4 pooling and servicing agreement.

     The trustee, either directly or through a custodian, is required to hold all of the documents delivered to it with respect to the mortgage loans, in trust for the benefit of the certificateholders. Within a specified period of time following that delivery, the trustee, directly or through a custodian, will be further required to conduct a review of those documents. The scope of the trustee's review of those documents will, in general, be limited solely to confirming that those documents have been received. None of the trustee, the fiscal agent, the master servicer, the special servicer or any custodian is under any duty or obligation to inspect, review or examine any of the documents relating to the mortgage loans to determine whether the document is valid, effective, enforceable, in recordable form or otherwise appropriate for the represented purpose.

                                      S-103

     If--

     o    any of the above-described documents required to be delivered by us to the trustee is not delivered or is otherwise defective in the manner contemplated by the pooling and servicing agreement; and

     o    that omission or defect materially and adversely affects the value of, or the interests of the certificateholders in, the subject loan,

then the omission or defect will constitute a material document defect as to which the certificateholders will have the rights against us described below under "--Repurchases and Substitutions", provided, that no document defect
(other than with respect to a mortgage note, mortgage, title insurance policy, ground lease or any letter of credit) will be considered to materially and adversely affect the interests of the certificateholders or the value of the related mortgage loan unless the document with respect to which the document defect exists is required in connection with an imminent enforcement of the lender's rights or remedies under the related mortgage loan, defending any claim asserted by any borrower or third party with respect to the mortgage loan, establishing the validity or priority of any lien on any collateral securing the mortgage loan or for any immediate servicing obligations.

     Within a specified period following the later of--

     o    the date on which the offered certificates are initially issued; and

     o    the date on which all recording information necessary to complete the subject document is received by the trustee,

the trustee or one or more independent third-party contractors retained at the expense of the mortgage loan sellers must submit for recording in the real property records of the applicable jurisdiction each of the assignments of recorded loan documents in its favor described above (other than any documents that have been recorded in the name of MERS as described above). Because most of the mortgage loans are newly originated, many of those assignments cannot be completed and recorded until the related mortgage and/or assignment of leases and rents, reflecting the necessary recording information, is returned from the applicable recording office.

REPRESENTATIONS AND WARRANTIES

     In each mortgage loan purchase agreement, the applicable mortgage loan seller has represented and warranted with respect to each mortgage loan (subject to certain exceptions specified in each mortgage loan purchase agreement), as of the issuance date, or as of such other date specifically provided in the representation and warranty, among other things, generally that:

     (a)  The information relating to the mortgage loan set forth in the loan schedule attached to the related mortgage loan purchase agreement will be true and correct in all material respects as of the cut-off date.

     (b)  Immediately prior to its transfer and assignment of the mortgage loan, it had good title to, and was the sole owner of, the mortgage loan.

     (c)  The related mortgage instrument is a valid and, subject to the exceptions and limitations on enforceability set forth in clause (d)
          below, enforceable first priority lien upon the related mortgaged real property, prior to all other liens and encumbrances and there are no liens and/or encumbrances that are pari passu with the lien of the mortgage, in any event subject, however, to the Permitted
          Encumbrances, which Permitted Encumbrances do not, individually or in the aggregate, materially interfere with the security intended to be provided by the related mortgage, the current principal use of the related mortgaged real property, the value of the mortgaged real

                                      S-104

          property or the current ability of the related mortgaged real property to generate income sufficient to service the mortgage loan.

     (d)  The promissory note, the mortgage instrument and each other agreement executed by or on behalf of the related borrower in connection with the mortgage loan is the legal, valid and binding obligation of the related borrower, subject to any non-recourse provisions contained in any of the foregoing agreements and any applicable state
          anti-deficiency or market value limit deficiency legislation. In addition, each of the foregoing documents is enforceable against the related borrower in accordance with its terms, except as enforcement may be limited by (1) bankruptcy, insolvency, reorganization, receivership, fraudulent transfer and conveyance or other similar laws affecting the enforcement of creditors' rights generally, (2) by general principles of equity, regardless of whether such enforcement is considered in a proceeding in equity or at law, and (3) public policy considerations regarding provisions purporting to provide indemnification for securities law violations, except that certain provisions in those documents may be further limited or rendered unenforceable by applicable law, but, subject to the limitations set forth in the foregoing clauses (1) and (2), such limitations or unenforceability will not render those loan documents invalid as a whole or substantially interfere with the lender's realization of the principal benefits and/or security provided thereby.

     (e)  It has not received notice and has no actual knowledge, as of the cut-off date, of any proceeding pending for the condemnation of all or any material portion of the mortgaged real property for the mortgage loan.

     (f)  There exists an American Land Title Association or equivalent form of the lender's title insurance policy (or, if the title policy has yet to be issued, a pro forma policy or a "marked up" commitment binding on the title insurer) on which the required premium has been paid, insuring the first priority lien of the related mortgage instrument or
          (if more than one) mortgage instruments, in the original principal amount of the mortgage loan after all advances of principal, subject only to Permitted Encumbrances, which Permitted Encumbrances do not, individually or in the aggregate, materially interfere with the security intended to be provided by the related mortgage, the current principal use of the related mortgaged real property, the value of the mortgaged real property or the current ability of the related mortgaged real property to generate income sufficient to service the mortgage loan.

     (g)  The proceeds of the mortgage loan have been fully disbursed, except in those cases where the full amount of the mortgage loan has been disbursed, but a portion of the proceeds is being held in escrow or reserve accounts pending satisfaction of specific leasing criteria, repairs or other matters with respect to the related mortgaged real property, and there is no requirement for future advances under the mortgage loan.

     (h)  If the related mortgage instrument is a deed of trust, a trustee, duly qualified under applicable law, has either been properly designated and currently so serves or may be substituted in accordance with the deed of trust and applicable law.

     (i)  Except as identified in the engineering report obtained in connection with the origination of the mortgage loan, to its knowledge, the related mortgaged real property is in good repair and free and clear of any damage that would materially and adversely affect its value as security for the mortgage loan, except in any such case where an escrow of funds, letter of credit or insurance coverage exists sufficient to effect the necessary repairs and maintenance.

                                      S-105

REPURCHASES AND SUBSTITUTIONS

     In the case of (i) a breach of any of the representations and warranties in any mortgage loan purchase agreement of the type described under
"--Representations and Warranties" above with respect to any mortgage loan that materially and adversely affects the value of, or the interests of the certificateholders in, that mortgage loan or (ii) a material document defect as described under "--Assignment of the Mortgage Loans" above with respect to any mortgage loan, the applicable mortgage loan seller, if it does not cure such breach or defect in all material respects within a period of 90 days following its receipt of notice thereof, is obligated pursuant to the applicable mortgage loan purchase agreement (the relevant rights under which have been assigned by us to the trustee) to either substitute a qualified substitute mortgage loan (so long as that substitution is effected prior to the second anniversary of the
Closing Date) and pay any substitution shortfall amount or to repurchase the affected mortgage loan within such 90-day period at the purchase price described below; provided that, unless the breach or defect would cause the mortgage loan not to be a qualified mortgage within the meaning of section 860G(a)(3) of the
Code, the applicable mortgage loan seller generally has an additional 90-day period to cure such breach or defect if it is diligently proceeding with such cure. Each mortgage loan seller is solely responsible for its repurchase or substitution obligation, and such obligations will not be our responsibility.
The purchase price at which a mortgage loan seller will be required to repurchase a mortgage loan as to which there remains an uncured material breach or material document defect, as described above, will be generally equal to the sum of--

     o    the unpaid principal balance of that mortgage loan at the time of purchase, plus

     o    all unpaid interest due and accrued with respect to that mortgage loan at its mortgage interest rate to, but not including, the due date in the collection period of purchase, plus

     o    all unpaid interest accrued on Advances made under the pooling and servicing agreement with respect to that mortgage loan, plus

     o    all unreimbursed servicing advances made under the pooling and servicing agreement with respect to that mortgage loan, plus

     o    any reasonable costs and expenses, including, but not limited to, the cost of any enforcement action, incurred by the master servicer, the special servicer or the trust fund in connection with any such purchase by a mortgage loan seller (to the extent not included in the preceding bullet), plus

     o    other Additional Trust Fund Expenses related to that mortgage loan, including special servicing fees.

     If (i) any mortgage loan is required to be repurchased or substituted for in the manner described above and is not cured, (ii) such mortgage loan is then a Crossed Loan, and (iii) the applicable document defect (including any omission) or breach of a representation and warranty does not constitute a defect or breach, as the case may be, as to any other Crossed Loan in such
Crossed Group (without regard to this paragraph), then the applicable defect or breach, as the case may be, will be deemed to constitute a defect or breach, as the case may be, as to any other Crossed Loan in the Crossed Group for purposes of this paragraph, and the related mortgage loan seller will be required to repurchase or substitute for such other Crossed Loan(s) in the related Crossed
Group unless (A) the weighted average debt service coverage ratio for all the remaining related Crossed Loans for the four calendar quarters immediately preceding the repurchase or substitution is not less than the weighted average debt service coverage ratio for all such related Crossed Loans, including the affected Crossed Loan, for the four calendar quarters immediately preceding the repurchase or substitution; (B) the weighted average loan-to-value ratio of the remaining related Crossed Loans determined at the time of repurchase or substitution, based upon an appraisal obtained by the special servicer, is not greater than the weighted average loan-to-value ratio for all such Crossed Loans
(including the affected Crossed Loan). In the event that one or more of such other Crossed Loans satisfy the aforementioned criteria, however, the applicable mortgage loan seller may elect either to repurchase or substitute for only the affected Crossed Loan as to which the related breach or defect exists or to repurchase or substitute for all of the Crossed Loans in the related Crossed
Group.

                                      S-106

     To the extent that the related mortgage loan seller repurchases or substitutes only for an affected Crossed Loan as described in the immediately preceding paragraph while the trustee continues to hold any related Crossed
Loans, we and the related mortgage loan seller will agree in the related mortgage loan purchase agreement to forbear from enforcing any remedies against the other's Primary Collateral, but each is permitted to exercise remedies against the Primary Collateral securing its respective affected Crossed Loans, so long as such exercise does not impair the ability of the other party to exercise its remedies against its Primary Collateral. If the exercise of remedies by one party would impair the ability of the other party to exercise its remedies with respect to the Primary Collateral securing the Crossed Loans held by such party, then both parties have agreed in the related mortgage loan purchase agreement to forbear from exercising such remedies until the loan documents evidencing and securing the relevant mortgage loans can be modified to remove the threat of impairment as a result of the exercise of remedies.

     Except with respect to breaches of certain representations regarding the borrower's obligation to pay certain costs (in respect of which the remedy is the payment of costs), the foregoing substitution or repurchase obligation constitutes the sole remedy available to the certificateholders and the trustee for any uncured material breach of any mortgage loan seller's representations and warranties or material document defects regarding its mortgage loans. There can be no assurance that the applicable mortgage loan seller will have the financial resources to repurchase any mortgage loan at any particular time. Each mortgage loan seller is the sole warranting party in respect of the mortgage loans sold to us by such mortgage loan seller, and neither we nor any of our affiliates will be obligated to substitute or repurchase any such affected mortgage loan in connection with a material breach of a mortgage loan seller's representations and warranties or material document defects if such mortgage loan seller defaults on its obligation to do so.

CHANGES IN MORTGAGE POOL CHARACTERISTICS

     The description in this prospectus supplement of the mortgage pool is based upon the mortgage pool as it is expected to be constituted at the time the offered certificates are issued, with adjustments for the monthly debt service payments due on the mortgage loans on or before the cut-off date. Prior to the issuance of the offered certificates, one or more mortgage loans may be removed from the mortgage pool if we consider the removal necessary or appropriate. A limited number of other mortgage loans may be included in the mortgage pool prior to the issuance of the offered certificates, unless including those mortgage loans would materially alter the characteristics of the mortgage pool as described in this prospectus supplement. We believe that the information in this prospectus supplement will be generally representative of the characteristics of the mortgage pool as it will be constituted at the time the offered certificates are issued; however, the range of mortgage interest rates and maturities, as well as the other characteristics of the mortgage loans described in this prospectus supplement, may vary, and the actual initial mortgage pool balance may be as much as 5% larger or smaller than the initial mortgage pool balance specified in this prospectus supplement.

     A current report on Form 8-K will be available to purchasers of the offered certificates on or shortly after the date of initial issuance of the offered certificates. That current report on Form 8-K will be filed, together with the pooling and servicing agreement, with the Securities and Exchange Commission within 15 days after the initial issuance of the offered certificates. If mortgage loans are removed from or added to the mortgage pool, that removal or addition will be noted in that current report on Form 8-K.

                         SERVICING OF THE MORTGAGE LOANS

GENERAL

     The servicing of the mortgage loans in the trust (other than the Pari Passu
Trust Mortgage Loans) will be governed by the pooling and servicing agreement.
The following summaries describe some of the provisions of the pooling and servicing agreement relating to the servicing and administration of the mortgage loans (other than the Pari Passu Trust Mortgage Loans) and any real estate owned by the trust (which will not include the Pari Passu Loan Group REO Property).
You should also refer to the accompanying prospectus, in particular the

                                      S-107

section captioned "Description of the Governing Documents" for additional important information regarding provisions of the pooling and servicing agreement that relate to the rights and obligations of the master servicer and the special servicer.

     The pooling and servicing agreement provides that the master servicer and the special servicer must each service and administer the mortgage loans
(excluding the Pari Passu Trust Mortgage Loans) and any real estate owned by the trust for which it is responsible, directly or through sub-servicers, in accordance with--

     o    any and all applicable laws; and

     o    the express terms of the pooling and servicing agreement and the respective mortgage loans.

     Furthermore, to the extent consistent with the preceding paragraph, the master servicer and the special servicer must each service and administer the mortgage loans and any real estate owned by the trust for which it is responsible in accordance with the Servicing Standard.

     In general, the master servicer will be responsible for the servicing and administration of each mortgage loan (excluding the Pari Passu Trust Mortgage
Loans)--

     o    as to which no Servicing Transfer Event has occurred; and

     o    that is a worked out mortgage loan as to which no new Servicing
          Transfer Event has occurred.

     The special servicer, on the other hand, will be responsible for the servicing and administration of each mortgage loan (excluding the Pari Passu
Trust Mortgage Loans) as to which a Servicing Transfer Event has occurred and which has not yet become a worked out mortgage loan with respect to that
Servicing Transfer Event. The special servicer will also be responsible for the administration of each mortgaged real property that has been acquired by the trust with respect to a defaulted mortgage loan through foreclosure, deed-in-lieu of foreclosure or otherwise.

     Despite the foregoing, the pooling and servicing agreement will require the master servicer to continue to receive payments and prepare certain reports to the trustee required to be prepared with respect to specially serviced mortgage loans (excluding the Pari Passu Trust Mortgage Loans) and, otherwise, to render other incidental services with respect to specially serviced mortgage loans and
REO Properties. Neither the master servicer nor the special servicer will have responsibility for the performance by the other of its respective obligations and duties under the pooling and servicing agreement.

     The master servicer will transfer servicing of a mortgage loan serviced by it to the special servicer upon the occurrence of a Servicing Transfer Event with respect to that mortgage loan. The special servicer will return the servicing of that mortgage loan to the master servicer, and that mortgage loan will be considered to have been worked out, if and when all Servicing Transfer
Events with respect to that mortgage loan cease to exist in accordance with the definition of "Servicing Transfer Event" in the glossary to this prospectus supplement, in which event that mortgage loan would be considered to be a worked out mortgage loan.

     The B-Note Loans will also be serviced by the master servicer and the special servicer under the pooling and servicing agreement under certain circumstances as described under "Description of the Mortgage Pool--Split Loan
Structures--A/B Loan Pairs--Servicing of the A/B Loan Pairs" in this prospectus supplement. While the master servicer and the special servicer will be required to service the B-Note Loans in accordance with the Servicing Standard, they will be required, to the extent consistent with the Servicing Standard and the provisions of the A/B Intercreditor Agreement, to take into account the subordinate nature of the B-Note Loans.

     As indicated above, the Pari Passu Trust Mortgage Loans will not be serviced under the pooling and servicing agreement. Under the terms of the respective Pari Passu Intercreditor Agreements, for so long as the Bank of
America Center Non-Trust Mortgage Loan A-1 and the Dallas Market Center
Non-Trust Mortgage Loan

                                     S-108

A-1, respectively, are part of the Banc of America Series 2004-4 commercial mortgage securitization, the Bank of America Center Loan Group and the Dallas
Market Center Loan Group will be serviced and administered by the Banc of
America Series 2004-4 master servicer and special servicer, in accordance with the Banc of America Series 2004-4 pooling and servicing agreement. See
"Description of the Mortgage Pool--Split Loan Structures--Pari Passu Loan
Groups--General" in this prospectus supplement. The discussion below regarding servicing generally relates solely to the servicing of the mortgage loans in the trust except the Pari Passu Trust Mortgage Loans, under the pooling and servicing agreement. The servicing arrangements under the Banc of America Series
2004-4 pooling and servicing agreement are generally similar but not identical to those under the pooling and servicing agreement. For a discussion of some of the significant differences between the servicing of the mortgage loans under the pooling and servicing agreement and the servicing of the Pari Passu Trust
Mortgage Loans under the Banc of America Series 2004-4 pooling and servicing agreement, see "Description of the Mortgage Pool--Split Loan Structures--Pari
Passu Loan Groups--Comparison of Servicing Under the Pooling and Servicing
Agreement and the Banc of America Series 2004-4 Pooling and Servicing
Agreement".

THE MASTER SERVICER AND THE SPECIAL SERVICER

     The Master Servicer. Midland Loan Services, Inc., a Delaware corporation, in its capacity as master servicer under the pooling and servicing agreement, will be responsible for servicing the mortgage loans (other than the Pari Passu
Trust Mortgage Loans) that are not specially serviced mortgage loans and will not be responsible for servicing REO Properties. Although the master servicer will be authorized to employ agents, including sub-servicers, to service the mortgage loans or perform certain servicing functions for which it will be responsible, the master servicer will remain liable for its servicing obligations under the pooling and servicing agreement.

     Midland Loan Services, Inc. is a wholly-owned subsidiary of PNC Bank,
National Association, one of the mortgage loan sellers, and an affiliate of PNC
Capital Markets, Inc., one of the underwriters. PNC Bank, National Association and PNC Capital Markets, Inc. are both wholly-owned subsidiaries of The PNC
Financial Services Group, Inc. Midland is a real estate financial services company that provides loan servicing and asset management for large pools of commercial and multifamily real estate assets. Midland's principal offices are located at 10851 Mastin Street, Building 82, Suite 700, Overland Park, Kansas
66210.

     As of September 30, 2004, Midland was servicing approximately 13,815 commercial and multifamily loans with a total principal balance of approximately
$92.6 billion. The collateral for these loans is located in all 50 states, the
District of Columbia, Puerto Rico, Guam and Canada. Approximately 9,413 of those loans, with a total principal balance of approximately $69 billion, pertain to commercial and multifamily mortgage-backed securities.

     Property type concentrations within the portfolio include multifamily, office, retail, hospitality and other types of income producing properties.
Midland also provides commercial loan servicing for newly-originated loans and loans acquired in the secondary market for financial institutions, private investors, and issuers of commercial and multifamily mortgage-backed securities.

     Midland is approved as a master servicer, special servicer and primary servicer for investment-grade rated commercial and multifamily mortgage-backed securities by Fitch, Moody's and S&P. Midland has received the highest rankings as a master, primary and special servicer from both Fitch and S&P. S&P ranks
Midland as "Strong" and Fitch ranks Midland as "1" for each category.

     Midland currently maintains an Internet-based investor reporting system,
CMBS Investor Insight(R), that contains updated performance information at the portfolio, loan and property levels on the various commercial mortgage-backed securities transactions that it services. Certificateholders, prospective transferees and other appropriate parties may obtain access to CMBS Investor
Insight(R) through Midland's website, "www.midlandls.com". Midland may require registration and the execution of an access agreement in connection

                                     S-109

with providing access to CMBS Investor Insight(R). Specific questions about portfolio, loan and property performance may be sent to Midland via e-mail at
askmidland@midlandls.com.

     The information set forth in this prospectus supplement concerning Midland in the five preceding paragraphs has been provided by it. Neither we nor any of the underwriters makes any representation or warranty as to the accuracy or completeness of this information.

     The Pari Passu Loan Groups are being serviced and administered under the
Banc of America Series 2004-4 pooling and servicing agreement, by Bank of
America, N.A.

     The Special Servicer. J.E. Robert Company, Inc. (JER), a Virginia
corporation, will be responsible for servicing the specially serviced mortgage loans (other than the Pari Passu Trust Mortgage Loans) and REO Properties. JER
is a privately owned company whose principal offices are located at 1650 Tysons
Boulevard, Suite 1600, McLean, Virginia 22102. JER has additional regional offices in Dallas, Texas, North Haven, Connecticut, Los Angeles, California,
Chicago, Illinois and New York, New York and international offices in Paris,
London and Mexico City. The principal business of JER is real estate investment and asset management of distressed and underperforming real estate, loans secured by real estate and related assets. Since its founding in 1981, JER has been a large asset manager for both the private and government sectors, having managed over $30 billion in book value of real estate and real estate debt. As a special servicer, JER has been engaged on 31 transactions covering over $11.5 billion in book value and has been assigned over 1,700 loans under its special servicing capacity. JER has also been an active investor in non-investment grade commercial mortgage-backed securities, having acquired subordinate securities in excess of $530 million. As of December 31, 2003, JER and its affiliates were managing portfolios of approximately $1.6 billion comprised of real estate loans and real estate owned assets.

     The information set forth in this prospectus supplement concerning JER in the preceding paragraph has been provided by it. Neither we nor any of the underwriters makes any representation or warranty as to the accuracy or completeness of this information.

     If the Pari Passu Loan Groups experience the equivalent of a Servicing
Transfer Event under the Banc of America Series 2004-4 pooling and servicing agreement, they will be specially serviced under the Banc of America Series
2004-4 pooling and servicing agreement by Midland Loan Services, Inc.

SERVICING AND OTHER COMPENSATION AND PAYMENT OF EXPENSES

     The Master Servicing Fee. The principal compensation to be paid to the master servicer with respect to its master servicing activities will be the master servicing fee.

     The master servicing fee:

     o    will be earned with respect to each and every mortgage loan (including the Pari Passu Trust Mortgage Loans), including--

          1.   each specially serviced mortgage loan, if any; and

          2.   each mortgage loan, if any, as to which the corresponding
               mortgaged real property has become REO Property.

     o    in the case of each mortgage loan, will--

          1.   be calculated on the same interest accrual basis as that mortgage loan, which will be either a 30/360 Basis or an Actual/360 Basis
               (except in the case of partial periods of less than a month, when it will always be computed on the basis of the actual number of days elapsed in that partial period and a 360-day year);

                                     S-110

          2.   accrue at the related master servicing fee rate;

          3.   accrue on the same principal amount as interest accrues or is deemed to accrue from time to time with respect to that mortgage loan; and

          4.   be payable monthly from amounts received with respect to interest on that mortgage loan.

     For purposes of this prospectus supplement, master servicing fees include primary servicing fees. The master servicer will be the primary servicer for certain of the mortgage loans.

     Subject to certain conditions, Midland is entitled, under the pooling and servicing agreement, to receive, or to assign or pledge to any qualified institutional buyer or institutional accredited investor (other than a Plan), the excess servicing strip, which is a portion of the master servicing fee. If
Midland resigns or is terminated as master servicer, it (or its assignee) will continue to be entitled to receive the excess servicing strip and will be paid that excess servicing strip (except to the extent that any portion of the excess servicing strip is needed to compensate any successor master servicer for assuming the duties of Midland as master servicer under the pooling and servicing agreement). We make no representation or warranty regarding whether, following any resignation or termination of Midland as master servicer, (a) any holder of the excess servicing strip would dispute the trustee's determination that any portion of the excess servicing strip was necessary to compensate a successor master servicer or (b) the ability of the trustee to successfully recapture the excess servicing strip or any portion of that strip from any holder of the excess servicing strip, in particular if that holder were the subject of a bankruptcy or insolvency proceeding.

     Investment Income. The master servicer will be authorized, but not required, to invest or direct the investment of funds held in its collection account, or in any and all accounts maintained by it that are escrow and/or reserve accounts, only in Permitted Investments. See "--Collection Account"
below. The master servicer will be entitled to retain any interest or other income earned on those funds, in general, and will be required (subject to certain exceptions set forth in the pooling and servicing agreement) to cover any losses of principal from its own funds.

     The special servicer will be authorized, but not required, to invest or direct the investment of funds held in its REO account in Permitted Investments.
See "--REO Properties" below. The special servicer will be entitled to retain any interest or other income earned on those funds, in general, and will be required (subject to certain exceptions set forth in the pooling and servicing agreement) to cover any losses of principal from its own funds without any right to reimbursement.

     Prepayment Interest Shortfalls. The pooling and servicing agreement provides that, if any Prepayment Interest Shortfalls are incurred by reason of voluntary principal prepayments being made by borrowers with respect to any mortgage loans (excluding the Pari Passu Trust Mortgage Loans) during any collection period (other than principal prepayments made out of insurance proceeds, condemnation proceeds or liquidation proceeds), the master servicer must make a nonreimbursable payment with respect to the related distribution date in an amount equal to the lesser of:

     o    the total amount of those Prepayment Interest Shortfalls; and

     o    the sum of the following components of the master servicer's total servicing compensation for that same collection period--

          1.   that portion of the master servicing fees that represents an accrual at a rate of 0.01% per annum; and

          2.   the total amount of Prepayment Interest Excesses that were collected during the subject collection period;

                                     S-111

provided, however, that if a Prepayment Interest Shortfall occurs as a result of the master servicer's allowing the related borrower to deviate from the terms of the related loan documents regarding principal prepayments (other than (a)
subsequent to a material default under the related mortgage loan documents, (b)
pursuant to applicable law or a court order, or (c) at the request or with the consent of the special servicer or controlling class representative), then, for purposes of determining the payment that the master servicer is required to make to cover that Prepayment Interest Shortfall, the reference to "master servicing fee" in clause 1 of the second bullet above will be construed to include the entire master servicing fee payable to the master servicer with respect to the subject mortgage loan, inclusive of any portion payable to a third-party primary servicer, and the amount of any investment income earned by the master servicer on the related principal prepayment while on deposit in the master servicer's collection account. The master servicer will not be required to make any compensating interest payments to cover Prepayment Interest Shortfalls on the
Pari Passu Trust Mortgage Loans, and the Banc of America Series 2004-4 master servicer will not be required to make any similar payments.

     No other master servicing compensation will be available to cover
Prepayment Interest Shortfalls. The master servicer's obligation to make payments to cover Prepayment Interest Shortfalls in respect of a particular collection period will not carry over to any following collection period.

     In addition, the master servicer will be required to apply any Prepayment
Interest Excesses with respect to a particular collection period, that are not otherwise used to cover Prepayment Interest Shortfalls, to cover any shortfalls in interest caused as a result of the prepayment of a mortgage loan, excluding the Pari Passu Trust Mortgage Loans, by the application of a condemnation award or casualty insurance proceeds actually received in reduction of the subject mortgage loan's principal balance.

     Any payments made by the master servicer with respect to any distribution date to cover Prepayment Interest Shortfalls will be included among the amounts payable as principal and interest on the certificates on that distribution date as described under "Description of the Offered Certificates--Payments" in this prospectus supplement. If the amount of the payments made by the master servicer with respect to any distribution date to cover Prepayment Interest Shortfalls is less than the total of all the Prepayment Interest Shortfalls incurred with respect to the mortgage pool during the related collection period, then the resulting Net Aggregate Prepayment Interest Shortfall will be allocated among the respective interest-bearing classes of the certificates (other than in the case of the class XC and XP certificates), in reduction of the interest payable on those certificates, as and to the extent described under "Description of the
Offered Certificates--Payments--Payments of Interest" in this prospectus supplement.

     Principal Special Servicing Compensation. The principal compensation to be paid to the special servicer with respect to its special servicing activities will be--

     o    the special servicing fee;

     o    the workout fee; and

     o    the principal recovery fee.

     The special servicing fee:

     o    will be earned with respect to--

          1.   each specially serviced mortgage loan (other than the Pari Passu
               Trust Mortgage Loans), if any, and

          2    each mortgage loan (other than the Pari Passu Trust Mortgage
               Loans), if any, as to which the corresponding mortgaged real property has become REO Property.

     o    In the case of each mortgage loan referred to in the prior paragraph, the special servicing fee will--

                                     S-112

          1.   be calculated on the same interest accrual basis as that mortgage loan, which will be either a 30/360 Basis or an Actual/360 Basis
               (except in the case of partial periods of less than a month, when it will always be computed on the basis of the actual number of days elapsed in that partial period and a 360-day year);

          2.   accrue at a special servicing fee rate of 0.25% per annum; and

          3.   accrue on the same principal amount as interest accrues or is deemed to accrue from time to time on that mortgage loan; and

     o    will be payable monthly from related liquidation proceeds, insurance proceeds and condemnation proceeds and then from general collections on all the mortgage loans and any REO Properties, that are on deposit in the master servicer's collection account from time to time.

     The Workout Fee. The special servicer will, in general, be entitled to receive a workout fee with respect to each mortgage loan specially serviced by it that is a worked out mortgage loan. In general, the workout fee will be payable out of, and will be calculated by application of a workout fee rate of
1.0% to, each collection of interest and principal received on the subject mortgage loan for so long as it remains a worked out mortgage loan. The workout fee with respect to any worked out mortgage loan will cease to be payable if a new Servicing Transfer Event occurs with respect to that mortgage loan. However, a new workout fee would become payable if the mortgage loan again became a worked out mortgage loan with respect to that new Servicing Transfer Event. If the special servicer is terminated or resigns, it will retain the right to receive any and all workout fees payable with respect to mortgage loans that became worked out mortgage loans during the period that it acted as special servicer and remained worked out mortgage loans at the time of its termination or resignation. The successor special servicer will not be entitled to any portion of those workout fees. Although workout fees are intended to provide the special servicer with an incentive to better perform its duties, the payment of any workout fee will reduce amounts payable to the certificateholders.

     The Principal Recovery Fee. The special servicer will be entitled to receive a principal recovery fee with respect to each specially serviced mortgage loan (or any replacement mortgage loan substituted for it) for which it obtains a full or discounted payoff from the related borrower. The special servicer will also be entitled to receive a principal recovery fee with respect to any specially serviced mortgage loan or REO Property as to which it receives any liquidation proceeds, insurance proceeds or condemnation proceeds except as described in the next paragraph. The principal recovery fee will be payable from any full or discounted payoff, liquidation proceeds, insurance proceeds or condemnation proceeds. As to each specially serviced mortgage loan and REO
Property, the principal recovery fee will be payable from, and will be calculated by application of a principal recovery fee rate of 1.0% to, the related payment or proceeds.

     Notwithstanding anything to the contrary described in the prior paragraph, no principal recovery fee will be payable based on, or out of, payments or proceeds received in connection with:

     o    the repurchase or replacement of any mortgage loan by a loan seller for a breach of representation or warranty or for defective or deficient mortgage loan documentation, as described under "Description of the Mortgage Pool--Repurchases and Substitutions" in this prospectus supplement within the time period (or extension thereof)
          provided for such repurchase or replacement or, if such repurchase or replacement occurs after such time period, if the mortgage loan seller was acting in good faith to resolve such breach or defect;

     o    the purchase of any defaulted mortgage loan or REO Property by the special servicer, any holder or holders of certificates evidencing a majority interest in the controlling class of the certificates or the controlling class representative as described under "--Realization
          Upon Defaulted Mortgage Loans" below;

                                     S-113

     o    the purchase of an A-Note Mortgage Loan by the holder of the related
          B-Note Loan, as described under "Description of the Mortgage
          Pool--Split Loan Structures--A/B Loan Pairs--Purchase of an A-Note
          Mortgage Loan by the Holder of the Related B-Note Loan" in this prospectus supplement;

     o    the purchase of all of the mortgage loans and REO Properties by the master servicer, the special servicer or any holder or holders of certificates evidencing a majority interest in the controlling class of the certificates or the controlling class representative in connection with the termination of the trust, as described under
          "Description of the Offered Certificates--Termination" in this prospectus supplement; and

     o    the exchange, following the date on which the total principal balances of the class A-1, A-2, A-3, A-4, A-5, A-1A, B, C and D certificates are reduced to zero, of all the remaining certificates for all the mortgage loans and REO Properties in the trust at the time of exchange, subject to the conditions set forth in the pooling and servicing agreement.

     Although principal recovery fees are intended to provide the special servicer with an incentive to better perform its duties, the payment of any principal recovery fee will reduce amounts payable to the certificateholders.

     A/B Loan Pairs. Any special servicing fees, workout fees and principal recovery fees with respect to an A/B Loan Pair may be paid out of collections on the entire A/B Loan Pair.

     Additional Servicing Compensation. As additional master servicing compensation, the master servicer will be entitled to receive any Prepayment
Interest Excesses collected with respect to the entire mortgage pool (except to the extent required to offset any Prepayment Interest Shortfalls and except to the extent they relate to the Pari Passu Trust Mortgage Loans).

     In addition, the following items collected on any mortgage loan in the mortgage pool (excluding the Pari Passu Trust Mortgage Loans) will be allocated between the master servicer and the special servicer as additional compensation in accordance with the pooling and servicing agreement:

     o    any late payment charges and Penalty Interest actually collected on any particular mortgage loan in the mortgage pool, which late payment charges and Penalty Interest are not otherwise applied--

          1.   to pay the master servicer, the special servicer, the trustee or the fiscal agent, as applicable, any unpaid interest on Advances made by that party with respect to that mortgage loan or the related mortgaged real property (including a Pari Passu Trust
               Mortgage Loan or Pari Passu Loan Group Mortgaged Property),

          2.   to reimburse the trust fund for any interest on Advances that were made with respect to that mortgage loan or the related mortgaged real property (including a Pari Passu Trust Mortgage
               Loan or Pari Passu Loan Group Mortgaged Property), which interest was paid to the master servicer, the special servicer, the trustee or the fiscal agent, as applicable, from a source of funds other than late payment charges and Penalty Interest collected on that mortgage loan,

          3.   to pay, or to reimburse the trust fund for, any expenses incurred by the special servicer in connection with inspecting the related mortgaged real property following a Servicing Transfer Event with respect to that mortgage loan or after that property has become an REO Property, or

          4.   to pay, or to reimburse the trust fund for, any other expenses incurred with respect to that mortgage loan or the related mortgaged real property (including a Pari Passu Trust Mortgage
               Loan or Pari Passu Loan Group Mortgaged Property) that are or, if paid from a

                                     S-114

               source other than Penalty Interest and/or late payment charges collected on that mortgage loan, would result in an Additional
               Trust Fund Expense; and

     o    any modification fees, assumption fees, assumption application fees, earnout fees, release fees, consent/waiver fees, extension fees, defeasance fees and other comparable transaction fees and charges.

     Servicing Compensation with Respect to the Pari Passu Loan Groups. The servicing compensation payable in respect of the Pari Passu Trust Mortgage Loans will generally be as described under "Description of the Mortgage Pool--Split
Loan Structures--Pari Passu Loan Groups--Comparison of Servicing Under the
Pooling and Servicing Agreement and the Banc of America Series 2004-4 Pooling
and Servicing Agreement" in this prospectus supplement.

     Payment of Expenses; Servicing Advances. Each of the master servicer and the special servicer will be required to pay its overhead costs and any general and administrative expenses incurred by it in connection with its servicing activities under the pooling and servicing agreement. The master servicer and the special servicer will not be entitled to reimbursement for these expenses except as expressly provided in the pooling and servicing agreement.

     Any and all customary, reasonable and necessary out-of-pocket costs and expenses incurred by the master servicer or, in some cases, the special servicer, in connection with the servicing of a mortgage loan (other than the
Pari Passu Trust Mortgage Loans) after a default, delinquency or other unanticipated event, or in connection with the administration of any REO
Property, will be servicing advances. Servicing advances will be reimbursable from future payments and other collections, including insurance proceeds, condemnation proceeds and liquidation proceeds (other than the Pari Passu Trust
Mortgage Loans) received in connection with the related mortgage loan or REO
Property.

     The special servicer will be required to notify the master servicer as to when the master servicer must make servicing advances with respect to a specially serviced mortgage loan or REO Property (other than the Pari Passu
Trust Mortgage Loans or a Pari Passu Loan Group Mortgaged Property). Generally,
the special servicer must make the request at least five business days prior to the date the Advance must be made. The master servicer must make the requested servicing advance within a specified number of days following the master servicer's receipt of the request. The special servicer will have the option, but not the obligation to make such Advances.

     If the master servicer is required under the pooling and servicing agreement to make a servicing advance, but does not do so within 15 days after the servicing advance is required to be made, then the trustee will be required:

     o    if it has actual knowledge of the failure, to give the master servicer notice of its failure; and

     o    if the failure continues for five more business days, to make the servicing advance.

The fiscal agent, unless it makes a determination of non-recoverability in accordance with the provisions of the pooling and servicing agreement, will be required to make any advance the trustee was required, but failed, to make. The trustee will not be in default under the pooling and servicing agreement if the fiscal agent makes a back up advance on its behalf.

     Despite the foregoing discussion or anything else to the contrary in this prospectus supplement, none of the master servicer, the special servicer, the trustee or the fiscal agent will be obligated to make servicing advances that, it determines in accordance with the Servicing Standard, would not be ultimately recoverable, together with interest accrued on that advance, from expected collections on the related mortgage loan or REO Property. The trustee and the fiscal agent will be entitled to rely on any determination of non-recoverability made by the master servicer. In addition, the special servicer may also determine that any servicing advance made or

                                     S-115

proposed to be made by the master servicer, the trustee or the fiscal agent is not recoverable, together with interest accrued on that servicing advance, from proceeds of the mortgage loan to which that Advance relates, and the master servicer, the trustee and the fiscal agent will be entitled to conclusively rely on that determination and will be required to act in accordance with that determination.

     If the master servicer, the special servicer, the trustee or the fiscal agent makes any servicing advance that it subsequently determines, in its judgment, is not recoverable, together with interest accrued on that Advance, from expected collections on the related mortgage loan or REO Property, it may obtain reimbursement for that Advance, together with interest on that Advance, out of general collections on the mortgage loans and any REO Properties on deposit in the master servicer's collection account from time to time subject to substantially the same limitations and requirements as are applicable to P&I advances described under "Description of the Offered Certificates--Advances of
Delinquent Monthly Debt Service Payments and Reimbursement of Advances" in this prospectus supplement. The master servicer, the special servicer, the trustee or the fiscal agent may also obtain reimbursement for any servicing advance that constitutes a Workout-Delayed Reimbursement Amount out of general principal collections on the mortgage loans and any REO Properties on deposit in the master servicer's collection account from time to time subject to substantially the same limitations and requirements as are applicable to P&I advances described under "Description of the Offered Certificates--Advances of Delinquent
Monthly Debt Service Payments and Reimbursement of Advances" in this prospectus supplement.

     The parties to the pooling and servicing agreement will have no obligation to make servicing advances with respect to any Pari Passu Loan Group Mortgaged
Property. Servicing advances with respect to the Pari Passu Loan Group Mortgaged
Properties are described under "Description of the Mortgage Pool--Split Loan
Structures--Pari Passu Loan Groups--Comparison of Servicing Under the Pooling
and Servicing Agreement and the Banc of America Series 2004-4 Pooling and
Servicing Agreement" in this prospectus supplement.

     The master servicer will be permitted to pay, and the special servicer may direct the payment of, some servicing expenses directly out of the master servicer's collection account and at times without regard to the relationship between the expense and the funds from which it is being paid (subject to the limitations for reimbursement of Advances from general collections), which may include servicing expenses relating to the remediation of any adverse environmental circumstance or condition at any of the mortgaged real properties.

     The master servicer, the special servicer, the trustee and the fiscal agent will be entitled to receive interest on servicing advances made by them. The interest will accrue on the amount of each servicing advance, for so long as the servicing advance is outstanding, at a rate per annum equal to the prime rate as published in the "Money Rates" section of The Wall Street Journal, as that prime rate may change from time to time. Interest accrued with respect to any servicing advance will be payable in the collection period in which that Advance is reimbursed--

     o    first, out of Penalty Interest and late payment charges collected on the related mortgage loan during that collection period; and

     o    second, if and to the extent that the Penalty Interest and late charges referred to in clause first above are insufficient to cover the advance interest, out of any amounts then on deposit in the master servicer's collection account subject to substantially the same limitations and requirements as are applicable to P&I advances described under "Description of the Offered Certificates--Advances of
          Delinquent Monthly Debt Service Payments and Reimbursement of
          Advances" in this prospectus supplement.

     The special servicer may, but is not obligated to, make any servicing advance on a specially serviced mortgage loan or REO Property for which it is responsible (as required on an emergency or urgent basis) and then request from the master servicer reimbursement of the servicing advance, together with interest thereon as set forth in the pooling and servicing agreement. Upon the master servicer's reimbursing the special servicer for any

                                     S-116

such servicing advance, the master servicer will be considered to have made that servicing advance as of the date that the special servicer actually made it.

     Subject to certain conditions, the master servicer may (and must, if directed by the special servicer in connection with a specially serviced mortgage loan or an REO Property for which it is responsible) pay directly out of the collection account any servicing advance that it considers to be nonrecoverable in accordance with the Servicing Standard, provided that the master servicer or the special servicer has determined, in accordance with the
Servicing Standard, that this payment is in the best interests of the certificateholders (or, if an A/B Loan Pair is involved, the certificateholders and the holder of the B-Note Loan), as a collective whole, taking into account the subordination of the related B-Note Loan, if applicable.

     For additional information regarding reimbursement of servicing advances, see "Description of the Offered Certificates--Advances of Delinquent Monthly
Debt Service Payments and Reimbursement of Advances" in this prospectus supplement.

SUB-SERVICERS

     Subject to such limitations as may be provided for in the pooling and servicing agreement, the master servicer and the special servicer may each delegate any of its servicing obligations under the pooling and servicing agreement to any one or more third-party primary servicers. Any delegation of servicing obligations by the special servicer will be subject to the consent of the controlling class representative. The master servicer or the special servicer, as the case may be, will remain obligated under the pooling and servicing agreement for any duties delegated to a sub-servicer. Each sub-servicing agreement between the master servicer or special servicer, as the case may be, and a sub-servicer must provide that, if for any reason the master servicer or special servicer, as the case may be, is no longer acting in that capacity, the trustee or any designee of the master servicer or special servicer, as applicable, may:

     o    assume the party's rights and obligations under the sub-servicing agreement; or

     o    except for certain sub-servicing agreements designated in the pooling and servicing agreement, terminate the sub-servicing agreement without cause.

     The master servicer and special servicer will each be required to monitor the performance of sub-servicers retained by it. The master servicer and special servicer will each be solely liable for all fees owed by it to any sub-servicer retained by it, irrespective of whether its compensation under the pooling and servicing agreement is sufficient to pay those fees. Each sub-servicer will be entitled to reimbursement out of collections on the mortgage loans it is sub-servicing for various expenditures it makes, generally to the same or similar extent as the master servicer or special servicer, as the case may be, would be reimbursed under the pooling and servicing agreement.

THE CONTROLLING CLASS REPRESENTATIVE

     Controlling Class. As of any date of determination, the controlling class of certificateholders will be the holders of the most subordinate class of certificates then outstanding, other than the class XC, XP, R-I and R-II certificates, that has a total principal balance that is greater than 25% of that class's original total principal balance. The class A-1, A-2, A-3, A-4, A-5 and A-1A certificates will be treated as one class for purposes of determining, and exercising the rights of, the controlling class. Appraisal Reduction Amounts will not be considered in determining the principal balance outstanding on the applicable class of certificates for the purpose of determining the controlling class. However, if no class of certificates, exclusive of the class XC, XP, R-I and R-II certificates, has a total principal balance that satisfies this requirement, then the controlling class of certificateholders will be the holders of the most subordinate class of certificates then outstanding, other than the class XC, XP, R-I and R-II certificates.

                                     S-117

     Selection of the Controlling Class Representative. The holders of certificates representing more than 50% of the total principal balance of the controlling class of certificates will be entitled to--

     o    select a representative having the rights and powers described under
          "--Rights and Powers of the Controlling Class Representative" below;
          or

     o    replace an existing controlling class representative.

     The trustee will be required to promptly notify all the certificateholders of the controlling class that they may select a controlling class representative upon:

     o    the receipt by the trustee of written requests for the selection of a controlling class representative from the holders of certificates representing more than 50% of the total principal balance of the controlling class of certificates;

     o    the resignation or removal of the person acting as controlling class representative; or

     o    a determination by the trustee that the controlling class of certificateholders has changed.

     The notice will explain the process for selecting a controlling class representative. The appointment of any person as the controlling class representative will not be effective until that person provides the trustee, the master servicer and the special servicer with--

     o    written confirmation of its acceptance of its appointment;

     o    an address and telecopy number for the delivery of notices and other correspondence; and

     o    a list of officers or employees of the person with whom the parties to the pooling and servicing agreement may deal, including their names, titles, work addresses and telecopy numbers.

     We anticipate that JER Investors Trust Inc., an affiliate of the initial special servicer, will purchase certain non-offered classes of certificates, including the class Q certificates - which will be the initial controlling class of certificates, and will be the initial controlling class representative.

     Resignation and Removal of the Controlling Class Representative. The
controlling class representative may at any time resign by giving written notice to the trustee and each certificateholder of the controlling class. The holders of certificates representing more than 50% of the total principal balance of the controlling class of certificates will be entitled to remove any existing controlling class representative by giving written notice to the trustee and to the existing controlling class representative.

     Rights and Powers of the Controlling Class Representative. The controlling class representative will be entitled to advise the special servicer with respect to the following actions with respect to the mortgage loans (exclusive of the Pari Passu Trust Mortgage Loans) , and the special servicer will not be permitted to take (or permit the master servicer to take) any of the following actions with respect to the mortgage loans (exclusive of the Pari Passu Trust
Mortgage Loans) as to which the controlling class representative has objected in writing within 10 business days of having been notified in writing of the particular proposed action (provided that, with respect to non-specially serviced mortgage loans, this 10-business day notice period may not exceed by more than five business days the 10 business days during which the special servicer can object to the master servicer taking actions described under
"--Enforcement of Due-on-Sale and Due-on-Encumbrance Provisions" and
"--Modifications, Waivers, Amendments and Consents" below):

     o    any foreclosure upon or comparable conversion (which may include acquisition of an REO Property) of the ownership of properties securing a specially serviced mortgage loan as comes into and continues in default;

                                     S-118

     o    any modification or consent to a modification of a material term of a mortgage loan, including the timing of payments or an extension of the maturity date of a mortgage loan;

     o    any proposed sale of any defaulted mortgage loan or any REO Property, other than in connection with the termination of the trust as described under "Description of the Offered Certificates--Termination"
          in this prospectus supplement or, in the case of a defaulted mortgage loan, in connection with the purchase option described under
          "--Realization Upon Defaulted Mortgage Loans--Fair Value Call" in this prospectus supplement, for less than the outstanding principal balance of the related mortgage loan, plus accrued interest (exclusive of
          Penalty Interest), expenses and fees;

     o    any determination to bring an REO Property into compliance with applicable environmental laws or to otherwise address hazardous material located at the REO Property;

     o    any release of material real property collateral for any mortgage loan, other than (a) where the release is not conditioned upon obtaining the consent of the lender or does not require the lender's verification that certain specified conditions have been satisfied,
          (b) upon satisfaction of that mortgage loan, (c) in connection with a pending or threatened condemnation action or (d) in connection with a full or partial defeasance of that mortgage loan;

     o    any acceptance of substitute or additional real property collateral for any mortgage loan (except where the acceptance of the substitute or additional collateral is not conditioned upon obtaining the consent of the lender, in which case only notice to the controlling class representative will be required);

     o    any waiver of a due-on-sale or due-on-encumbrance clause in any mortgage loan;

     o    any releases of earn-out reserves or related letters of credit with respect to a mortgaged real property securing a mortgage loan (other than where the release is not conditioned upon obtaining the consent of the lender, in which case only notice to the controlling class representative will be required);

     o    any termination or replacement, or consent to the termination or replacement, of a property manager with respect to any mortgaged real property or any termination or change, or consent to the termination or change, of the franchise for any mortgaged real property operated as a hospitality property (other than where the action is not conditioned upon obtaining the consent of the lender, in which case only prior notice will be required to be delivered to the controlling class representative);

     o    any determination that an insurance-related default is an Acceptable
          Insurance Default or that earthquake or terrorism insurance is not available at commercially reasonable rates; and

     o    any waiver of insurance required under the related mortgage loan documents (except as contemplated in the preceding bullet).

     In addition, the controlling class representative may direct the special servicer to take, or to refrain from taking, any such actions with respect to the servicing and administration of the specially serviced mortgage loans and
REO Properties (exclusive of the Pari Passu Trust Mortgage Loans or the Pari
Passu Loan Group REO Property) as the controlling class representative may consider advisable or as to which provision is otherwise made in the pooling and servicing agreement.

     Notwithstanding the foregoing, no advice, direction or objection given or made by the controlling class representative, as contemplated by either of the two preceding paragraphs of this "Rights and Powers of the Controlling Class
Representative" subsection, may--

     o    require or cause the master servicer or the special servicer to violate applicable law, the terms of any mortgage loan or any other provision of the pooling and servicing agreement described in this

                                     S-119

          prospectus supplement or the accompanying prospectus, including the master servicer's or the special servicer's obligation to act in accordance with the Servicing Standard and the mortgage loan documents;

     o    result in an adverse tax consequence for the trust;

     o    expose the trust, us, the master servicer, the special servicer, the trustee, the fiscal agent or any of our or their respective affiliates, directors, officers, employees or agents, to any material claim, suit or liability;

     o    materially expand the scope of the master servicer's or the special servicer's responsibilities under the pooling and servicing agreement;
          or

     o    cause the master servicer or the special servicer to act, or fail to act, in a manner which violates the Servicing Standard.

The master servicer and the special servicer are required to disregard any advice, direction or objection on the part of the controlling class representative that would have any of the effects described in the immediately preceding five bullets.

     Furthermore, the special servicer will not be obligated to seek approval from the controlling class representative for any actions to be taken by the special servicer with respect to any particular specially serviced mortgage loan if (i) the special servicer has, as described in the first paragraph under this
"--Rights and Powers of the Controlling Class Representative" subsection, notified the controlling class representative in writing of various actions that the special servicer proposes to take with respect to the workout or liquidation of that mortgage loan and (ii) for 60 days following the first such notice, the controlling class representative has objected to all of the proposed actions and has failed to suggest any alternative actions that the special servicer considers to be consistent with the Servicing Standard.

     In addition, the holder of a B-Note Loan will have certain approval rights relating to modifications of the related A-Note Mortgage Loan or that B-Note
Loan, as described above under "Description of the Mortgage Pool--Split Loan
Structures--A/B Loan Pairs--Modifications".

     The controlling class representative will not be able to direct the servicing and/or administration of any Pari Passu Trust Mortgage Loan except in the limited circumstances described under "Description of the Mortgage
Pool--Split Loan Structures--Pari Passu Loan Groups" in this prospectus supplement.

     IN ADDITION TO THE RIGHTS AND POWERS DESCRIBED ABOVE, THE CONTROLLING CLASS
REPRESENTATIVE WILL HAVE THE RIGHT, ONCE APPOINTED, TO EXERCISE CERTAIN OF THE
RIGHTS AND POWERS OF THE HOLDER OR HOLDERS OF CERTIFICATES EVIDENCING THE
REQUISITE INTEREST IN THE CONTROLLING CLASS OF THE CERTIFICATES, INCLUDING THE
RIGHT TO ACQUIRE MORTGAGE LOANS FROM THE TRUST UNDER THE CIRCUMSTANCES DESCRIBED
UNDER "DESCRIPTION OF THE OFFERED CERTIFICATES--TERMINATION" IN THIS PROSPECTUS
SUPPLEMENT AND UNDER "--REALIZATION UPON DEFAULTED MORTGAGE LOANS--FAIR VALUE
CALL", AND THE RIGHT TO TERMINATE AND REPLACE THE SPECIAL SERVICER DESCRIBED
UNDER "--REPLACEMENT OF THE SPECIAL SERVICER".

     WHEN REVIEWING THE REST OF THIS "SERVICING OF THE MORTGAGE LOANS" SECTION,
IT IS IMPORTANT THAT YOU CONSIDER THE EFFECTS THAT THE RIGHTS AND POWERS OF THE
CONTROLLING CLASS REPRESENTATIVE DISCUSSED ABOVE COULD HAVE ON THE ACTIONS OF
THE SPECIAL SERVICER AND, IN SOME CASES, THE MASTER SERVICER.

     Certain Liability and Expense Matters. In general, any and all expenses of the controlling class representative are to be borne by the holders of the controlling class in proportion to their respective percentage interests in that class, and not by the trust. However, if a claim is made against the controlling class representative by a borrower under a mortgage loan, the controlling class representative is required to immediately notify the trustee, the master servicer and the special servicer. The special servicer on behalf of the trust will, subject to the

                                     S-120

discussion under "Description of the Governing Documents--Matters Regarding the
Master Servicer, the Special Servicer, the Manager and Us" in the accompanying prospectus, assume the defense of the claim against the controlling class representative, but only if--

     o    the special servicer or the trust are also named parties to the same action; and

     o    in the sole reasonable judgment of the special servicer:

          1.   the controlling class representative acted in good faith, without gross negligence or willful misfeasance, with regard to the particular matter at issue; and

          2.   there is no potential for the special servicer or the trust to be an adverse party in the action as regards the controlling class representative.

     The controlling class representative may have special relationships and interests that conflict with those of the holders of one or more classes of the offered certificates. In addition, the controlling class representative does not have any duties or liabilities to the holders of any class of certificates other than the controlling class. The controlling class representative may act solely in the interests of the certificateholders of the controlling class, and will have no liability to any other certificateholders for having done so. No certificateholder may take any action against the controlling class representative for its having acted solely in the interests of the certificateholders of the controlling class.

REPLACEMENT OF THE SPECIAL SERVICER

     Subject to the discussion in the penultimate paragraph of this
"--Replacement of the Special Servicer" section, certificateholders entitled to a majority of the voting rights allocated to the controlling class of certificates may terminate an existing special servicer under the pooling and servicing agreement and appoint a successor. In addition, subject to the discussion in the penultimate paragraph of this "--Replacement of the Special
Servicer" section, if the special servicer under the pooling and servicing agreement is terminated in connection with an event of default, certificateholders entitled to a majority of the voting rights allocated to the controlling class of certificates may appoint a successor. See "--Events of
Default" and "--Rights Upon Event of Default" below. In either case, any appointment of a successor special servicer will be subject to, among other things, receipt by the trustee of--

     o    written confirmation from each rating agency rating the certificates that the appointment will not result in a qualification, downgrade or withdrawal of any of the ratings then assigned thereby to the certificates; and

     o    the written agreement of the proposed special servicer to be bound by the terms and conditions of the pooling and servicing agreement, together with an opinion of counsel regarding, among other things, the enforceability of the pooling and servicing agreement against the proposed special servicer.

     Subject to the foregoing, any certificateholder or any affiliate of a certificateholder may be appointed as special servicer.

     If the controlling class of certificateholders terminates an existing special servicer without cause, then the reasonable out-of-pocket costs and expenses of any related transfer of servicing duties are to be paid by the certificateholders that voted to remove the terminated special servicer. The terminated special servicer will be entitled to reclaim all amounts accrued or owing to it under the pooling and servicing agreement.

     IF A CONTROLLING CLASS REPRESENTATIVE HAS BEEN APPOINTED AND IS ACTING IN
THAT CAPACITY, THE CONTROLLING CLASS REPRESENTATIVE WILL HAVE THE RIGHT, IN LIEU
OF THE HOLDERS OF CERTIFICATES EVIDENCING A MAJORITY OF THE VOTING RIGHTS IN THE
CONTROLLING CLASS, TO EXERCISE THE RIGHTS OF THOSE HOLDERS DESCRIBED ABOVE IN
THIS "--REPLACEMENT OF THE SPECIAL SERVICER" SECTION.

                                     S-121

     The certificateholders do not have any similar right to terminate, appoint or replace the Banc of America Series 2004-4 special servicer.

BENEFICIAL OWNERS OF THE CONTROLLING CLASS

     If the controlling class of certificates is held in book-entry form, then any beneficial owner of those certificates whose identity and beneficial ownership interest has been proven to the satisfaction of the trustee, will be entitled--

     o    to receive all notices described under "--The Controlling Class
          Representative" and "--Replacement of the Special Servicer" above; and

     o    to exercise directly all rights described under "--The Controlling
          Class Representative" and "Replacement of the Special Servicer" above,

that it otherwise would if it were the registered holder of certificates of the controlling class.

ENFORCEMENT OF DUE-ON-SALE AND DUE-ON-ENCUMBRANCE PROVISIONS

     Subject to the discussions under "--The Controlling Class Representative"
above and "--Modifications, Waivers, Amendments and Consents" below, the master servicer, with respect to non-specially serviced mortgage loans, and the special servicer, with respect to specially serviced mortgage loans, in each case other than with respect to the Pari Passu Trust Mortgage Loans, will be required to enforce, on behalf of the trust fund, any right the lender under any mortgage loan may have under either a due-on-sale or due-on-encumbrance clause, unless the master servicer or the special servicer, as applicable, has determined that waiver of the lender's rights under such clauses would be in accordance with the
Servicing Standard. However, subject to the related loan documents, neither the master servicer nor the special servicer may waive its rights or grant its consent under any related due-on-sale or due-on-encumbrance clause--

     o    in respect of any mortgage loan that--

          1.   has a principal balance of $20,000,000 or more at the time of determination or has, whether (a) individually, (b) as part of a group of cross-collateralized mortgage loans or (c) as part of a group of mortgage loans made to affiliated borrowers, a principal balance that is equal to or greater than 5% or more of the aggregate outstanding principal balance of the mortgage pool at the time of determination; or

          2.   is one of the ten largest mortgage loans (which for this purpose includes groups of cross-collateralized mortgage loans and groups of mortgage loans made to affiliated borrowers) by outstanding principal balance at the time of determination; or

     o    where, in the case of a due-on-encumbrance clause only, the subject mortgage loan, taking into account existing debt on the related mortgaged real property and the proposed additional debt as if such total debt were a single mortgage loan, would have a loan-to-value ratio equal to or greater than 85% or a debt service coverage ratio equal to or less than 1.20:1;

unless, with some exceptions, it receives prior written confirmation from each applicable rating agency that this action would not result in the qualification, downgrade or withdrawal of any of the ratings then assigned by the rating agency to the certificates (or placing the certificates on negative credit watch status in contemplation of such rating action). Also, the master servicer may not waive its rights or grant its consent under any due-on-sale or due-on-encumbrance clause described in this paragraph until it has received consent of the special servicer. Further, neither the master servicer nor the special servicer may consent to the transfer of any mortgaged real property that secures a group of cross-collateralized mortgage loans, unless all of the mortgaged real properties

                                     S-122

securing such group of mortgage loans are transferred at the same time, or the controlling class representative consents to the transfer.

     The responsibility for the enforcement of due-on-sale and
due-on-encumbrance clauses with respect to the Pari Passu Trust Mortgage Loans will belong to the Banc of America Series 2004-4 master servicer and/or special servicer.

MODIFICATIONS, WAIVERS, AMENDMENTS AND CONSENTS

     The master servicer, with respect to any non-specially serviced mortgage loans (excluding the Pari Passu Trust Mortgage Loans), and the special servicer, with respect to any specially serviced mortgage loans may, consistent with the
Servicing Standard, agree to:

     o    modify, waive or amend any term of the subject mortgage loan;

     o    extend the maturity of the subject mortgage loan--in the case of the master servicer, subject to a maximum of two separate one-year extensions - without the special server's consent;

     o    defer or forgive the payment of interest on and principal of the subject mortgage loan;

     o    defer or forgive the payment of prepayment premiums, yield maintenance charges and late payment charges on the subject mortgage loan;

     o    permit the release, addition or substitution of collateral securing the subject mortgage loan;

     o    permit the release, addition or substitution of the mortgagor or any guarantor with respect to the subject mortgage loan; or

     o    provide consents with respect to any leasing activity at the mortgaged real property securing the subject mortgage loan;

provided that the ability of the master servicer and the special servicer to agree to any of the foregoing, however, is subject to the discussion under
"--The Controlling Class Representative" and "--Enforcement of Due-on-Sale and
Due-on-Encumbrance Provisions" above and "Description of the Mortgage Pool--A/B
Loan Pair in this prospectus supplement and further, to the limitations, conditions and restrictions discussed below.

     The special servicer may agree to or consent to (or permit the master servicer to agree to or consent to) the modification, waiver or amendment of any term of any mortgage loan (excluding any Pari Passu Trust Mortgage Loan) that would--

     o    affect the amount or timing of any related payment of principal, interest or other amount (including prepayment premiums or yield maintenance charges, but excluding Penalty Interest and amounts payable as additional servicing compensation) payable under the mortgage loan (including, subject to the discussion in the third following paragraph, extend the date on which any related balloon payment is due); or

     o    affect the obligation of the related borrower to pay a prepayment premium or yield maintenance charge or permit a principal prepayment during any period in which the related mortgage note prohibits principal prepayments; or

     o    in the special servicer's judgment, materially impair the security for the mortgage loan or reduce the likelihood of timely payment of amounts due on the mortgage loan;

                                     S-123

provided that a material default on the mortgage loan has occurred or, in the special servicer's judgment, a material default on the mortgage loan is reasonably foreseeable, and the modification, waiver, amendment or other action is reasonably likely to produce a greater recovery to the certificateholders
(or, if an A/B Loan Pair is involved, the certificateholders and the holder of the related B-Note Loan), as a collective whole, taking into account, to the extent consistent with the Servicing Standard the subordination of the related
B-Note Loan, if applicable, on a net present value basis, than would liquidation.

     Neither the master servicer nor the special servicer may release any mortgaged real property securing a mortgage loan which it is responsible for servicing , except as otherwise allowed by the pooling and servicing agreement.

     Neither the master servicer nor the special servicer may:

     o    extend the maturity date of any mortgage loan which it is responsible for servicing to a date beyond the earliest of--

          1.   two years prior to the rated final distribution date; and

          2.   if the mortgage loan is secured by a mortgage on the related borrower's leasehold interest (and not the corresponding fee interest) in the related mortgaged real property, 20 years (or, to the extent consistent with the Servicing Standard, giving due consideration to the remaining term of the related ground lease and with the consent of the controlling class representative, 10 years) prior to the end of the then-current term of the related ground lease, plus any unilateral options to extend.

     Neither the master servicer nor the special servicer may make or permit any modification, waiver or amendment of any term of any mortgage loan that would--

     o    cause either of REMIC I or REMIC II to fail to qualify as a REMIC under the Code;

     o    result in the imposition of any tax on prohibited transactions or contributions after the startup date of either of REMIC I or REMIC II under the Code; or

     o    adversely affect the status of any portion of the trust that is intended to be a grantor trust under the Code.

     Subject to the foregoing, the master servicer may, however, without the approval of the special servicer, the controlling class representative or any of the rating agencies, modify, waive or amend certain terms of non-specially serviced mortgage loans as specified in the pooling and servicing agreement, including, without limitation--

     o    approving certain waivers of non-material covenant defaults;

     o    approving certain leasing activity;

     o    waiving certain late payment charges and Penalty Interest subject to the limitations in the pooling and servicing agreement;

     o    approving certain consents with respect to rights-of-way, easements or similar agreements and consents to subordination of the related mortgage loan to such easements, rights-of-way or similar agreements, that do not materially affect the use or value of the mortgaged real property or the mortgagor's ability to make related payments;

     o    approving releases of unimproved parcels of a mortgaged real property;

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     o    approving annual budgets to operate mortgaged real properties;

     o    approving certain temporary waivers of requirements in mortgage loan documents with respect to insurance deductible amounts or
          claims-paying ability ratings of insurance providers; and

     o    consenting to changing the property manager with respect to a mortgage loan with an unpaid principal balance of less than $2,000,000.

     The foregoing limitations, conditions and restrictions will not apply to any of the acts or circumstances referenced in this "--Modifications, Waivers,
Amendments and Consents" section that is provided for under the terms of the subject mortgage loan in effect on the date of initial issuance of the offered certificates or that is solely within the control of the related borrower. Also, neither the master servicer nor the special servicer will be required to oppose the confirmation of a plan in any bankruptcy or similar proceeding involving a borrower if, in its judgment, opposition would not ultimately prevent the confirmation of the plan or one substantially similar.

     All modifications, waivers and amendments entered into by the master servicer and/or the special servicer with respect to the mortgage loans are to be in writing. Each of the master servicer and the special servicer must deliver to the trustee for deposit in the related mortgage file, an original counterpart of the agreement relating to each modification, waiver or amendment agreed to by it, promptly following its execution.

     Any modifications, waivers and amendments with respect to the Pari Passu
Trust Mortgage Loans will be undertaken by the Banc of America Series 2004-4 master servicer and special servicer according to provisions in the Banc of
America Series 2004-4 pooling and servicing agreement that are generally similar to those described above in this "Modifications, Waivers, Amendments and
Consents" subsection.

REQUIRED APPRAISALS

     Within 60 days of the occurrence of any Appraisal Trigger Event with respect to any of the mortgage loans, the special servicer must obtain, and deliver to the trustee and master servicer a copy of, an appraisal of the related mortgaged real property from an independent appraiser meeting the qualifications imposed in the pooling and servicing agreement, unless an appraisal had previously been obtained within the prior 12 months and the special servicer has no actual knowledge of a material adverse change in the condition of the related mortgaged real property in which case such appraisal may be a letter update of the prior appraisal.

     Notwithstanding the foregoing, if the unpaid principal balance of the subject mortgage loan, net of related unreimbursed advances of principal, is less than $2,000,000, the special servicer may perform an internal valuation of the mortgaged real property instead of an appraisal.

     As a result of any appraisal or other valuation, it may be determined that an Appraisal Reduction Amount exists with respect to the subject mortgage loan.
An Appraisal Reduction Amount is relevant to the determination of the amount of any advances of delinquent interest required to be made with respect to the affected mortgage loan. See "Description of the Offered Certificates--Advances of Delinquent Monthly Debt Service Payments and Reimbursement of Advances" in
this prospectus supplement.

     The equivalent reduction amount with respect to any Pari Passu Loan Group will be determined, and allocated between the Pari Passu Loan Group, by the Banc of America Series 2004-4 special servicer pursuant to the Banc of America Series
2004-4 pooling and servicing agreement.

     If an Appraisal Trigger Event occurs with respect to any mortgage loan
(other than a Pari Passu Trust Mortgage Loan), then the special servicer will have an ongoing obligation to obtain or perform, as the case may be, once every
12 months after the occurrence of that Appraisal Trigger Event (or sooner if the special servicer has actual knowledge of a material adverse change in the condition of the related mortgaged real property), an update of the prior required appraisal or other valuation. The special servicer is to deliver to the trustee, the master servicer and the controlling class representative, the new appraisal or valuation within ten business days of

                                     S-125

obtaining or performing such appraisal or valuation (or update thereof). This ongoing obligation will cease if and when--

     o    if the Appraisal Trigger Event either was the failure by the borrower to make any monthly debt service payment for 60 days or more, or involved the special servicer modifying the amount or timing of any monthly debt service payment (other than a balloon payment), the related borrower has made three consecutive full and timely monthly debt service payments under the terms of the mortgage loan (as such terms may have been modified); or

     o    with respect to the other Appraisal Trigger Events (other than the related mortgaged real property becoming REO Property), such circumstances cease to exist in the reasonable judgment of the special servicer (exercised in accordance with the Servicing Standard), but, with respect to any bankruptcy or insolvency proceedings, no later than the entry of an order or decree dismissing such proceeding, and with respect to the extension of any date on which a balloon payment is due, no later than the date that the special servicer agrees to an extension;

provided that no other Appraisal Trigger Event then exists with respect to the subject mortgage loan.

     The cost of each required appraisal, and any update of that appraisal, will be advanced by the master servicer and will be reimbursable to the master servicer as a servicing advance.

COLLECTION ACCOUNT

     General. The master servicer will be required to establish and maintain one or more segregated accounts or sub-accounts as a collection account for purposes of holding payments and other collections that it receives with respect to the mortgage loans. That collection account must be maintained in a manner and with a depository institution that satisfies rating agency standards for securitizations similar to the one involving the offered certificates.

     The funds held in the master servicer's collection account may be held as cash or invested in Permitted Investments. Any interest or other income earned on funds in the master servicer's collection account will be paid to the master servicer as additional compensation subject to the limitations set forth in the pooling and servicing agreement.

     Deposits. Under the pooling and servicing agreement, the master servicer must deposit or cause to be deposited in its collection account within one business day following receipt of available funds, in the case of payments and other collections on the mortgage loans, or as otherwise required under the pooling and servicing agreement, the following payments and collections received or made by or on behalf of the master servicer with respect to the mortgage pool subsequent to the date of initial issuance of the offered certificates, other than monthly debt service payments due on or before the cut-off date, which monthly debt service payments belong to the related mortgage loan seller:

     o    all payments on account of principal on the mortgage loans, including principal prepayments;

     o    all payments on account of interest on the mortgage loans, including
          Penalty Interest;

     o    all prepayment premiums, yield maintenance charges and late payment charges collected with respect to the mortgage loans;

     o    all proceeds received under any hazard, flood, title or other insurance policy that provides coverage with respect to a mortgaged real property or the related mortgage loan, and all proceeds received in connection with the condemnation or the taking by right of eminent domain of a mortgaged real property, in each case to the extent not otherwise required to be applied to the restoration of the real property or released to the related borrower;

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     o    all amounts received and retained in connection with the liquidation of defaulted mortgage loans by foreclosure or as otherwise contemplated under "--Realization Upon Defaulted Mortgage Loans"
          below;

     o    any amounts paid by the mortgage loan sellers in connection with the repurchase or replacement of a mortgage loan as described under
          "Description of the Mortgage Pool--Repurchases and Substitutions" in
          this prospectus supplement;

     o    any amounts required to be deposited by the master servicer in connection with losses incurred with respect to Permitted Investments of funds held in the collection account;

     o    all payments required to be paid by the master servicer or the special servicer with respect to any deductible clause in any blanket insurance policy as described under "Description of the Mortgage
          Pool--Additional Loan and Property Information--Hazard, Liability and
          Other Insurance" in this prospectus supplement;

     o    any amounts required to be transferred from the special servicer's REO account;

     o    any amounts representing compensating interest payments in respect of prepayment interest shortfalls as described under "--Servicing and
          Other Compensation and Payment of Expenses--Prepayment Interest
          Shortfalls" above;

     o    any amounts required to reimburse the trust fund for interest paid on
          P&I advances and on servicing advances; and

     o    any amount paid by a borrower to cover items for which a servicing advance has been previously made and for which the master servicer, the trustee or the fiscal agent, as applicable, has been previously reimbursed out of the collection account.

     Upon receipt of any of the amounts described in the first five bullets of the prior paragraph with respect to any specially serviced mortgage loan (other than, if applicable, the Pari Passu Trust Mortgage Loans), the special servicer is required to promptly remit these amounts to the master servicer for deposit in the master servicer's collection account.

     Notwithstanding the foregoing, amounts received on any A-Note Mortgage Loan will be deposited into a separate account or sub-account of the collection account maintained by the master servicer before being transferred to the master servicer's collection account.

     Withdrawals. The master servicer may make withdrawals from its collection account for any of the following purposes, which are not listed in any order of priority:

     o    to remit to the trustee for deposit in the trustee's distribution account described under "Description of the Offered
          Certificates--Distribution Account" in this prospectus supplement, on the business day preceding each distribution date, an aggregate amount of immediately available funds equal to that portion of the Available
          Distribution Amount (calculated without regard to clauses (a)(ii),
          (a)(v), (b)(ii)(B) and (b)(v) of the definition of that term in this prospectus supplement, and exclusive of other amounts received after the end of the related collection period) for the related distribution date then on deposit in the collection account, together with any prepayment premiums, yield maintenance charges and/or Penalty Interest received on the mortgage loans during the related collection period and, in the case of the final distribution date, any additional amounts which the relevant party is required to pay in connection with the purchase of all the mortgage loans and REO Properties, plus any amounts required to be remitted in respect of P&I advances;

                                     S-127

     o    to reimburse the fiscal agent, the trustee and itself, in that order, for any unreimbursed P&I advances made by that party under the pooling and servicing agreement, which reimbursement is to be made out of late collections of interest (net of related master servicing fees) and principal (net of any related workout fee or principal recovery fee)
          received in respect of the particular mortgage loan or REO Property as to which the Advance was made; provided that if such P&I advance remains outstanding after a workout and the borrower continues to be obligated to pay such amounts, such P&I advance will be reimbursed out of general collections as described under "Description of the Offered
          Certificates--Advances of Delinquent Monthly Debt Service Payments and
          Reimbursement of Advances" in this prospectus supplement;

     o    to pay itself earned and unpaid master servicing fees with respect to each mortgage loan (other than the Pari Passu Trust Mortgage Loans), which payment is to be made out of collections on that mortgage loan that are allocable as interest or, if that mortgage loan and any related REO Property have been previously liquidated, out of general collections on the other mortgage loans and REO Properties;

     o    to pay the special servicer, out of general collections on the mortgage loans and any REO Properties, earned and unpaid special servicing fees with respect to each mortgage loan (other than the Pari
          Passu Trust Mortgage Loans) that is either--

          1.   a specially serviced mortgage loan; or

          2.   a mortgage loan as to which the related mortgaged real property has become an REO Property;

     o    to pay the special servicer earned and unpaid workout fees and principal recovery fees to which it is entitled, which payment is to be made from the sources described under "--Servicing and Other
          Compensation and Payment of Expenses" above;

     o    to reimburse the fiscal agent, the trustee, the special servicer or itself, in that order (with reimbursements to the special servicer and master servicer to be made concurrently on a pro rata basis), for any unreimbursed servicing advances, first, out of payments made by the borrower that are allocable to such servicing advance, and then, out of liquidation proceeds, insurance proceeds, condemnation proceeds and, if applicable, revenues from REO Properties relating to the mortgage loan in respect of which the servicing advance was made, and then out of general collections; provided, that if such Advance remains outstanding after a workout and the borrower continues to be obligated to pay such amounts, such Advance will be reimbursed out of general collections as described under "--Servicing and Other
          Compensation and Payment of Expenses" above and "Description of the
          Offered Certificates--Advances of Delinquent Monthly Debt Service
          Payments and Reimbursement of Advances" in this prospectus supplement;

     o    to reimburse the fiscal agent, the trustee, itself or the special servicer, in that order (with reimbursements to the special servicer and master servicer to be made concurrently on a pro rata basis), first out of REO Property revenues, liquidation proceeds and insurance and condemnation proceeds received in respect of the mortgage loan relating to the Advance, and then out of general collections on the mortgage loans and any REO Properties, for any unreimbursed Advance made by that party under the pooling and servicing agreement that has been determined not to be ultimately recoverable, together with interest thereon, subject to the limitations set forth in the pooling and servicing agreement and the limitations described under, as applicable, "--Servicing and Other Compensation and Payment of
          Expenses" above and/or "Description of the Offered
          Certificates--Advances of Delinquent Monthly Debt Service Payments and
          Reimbursement of Advances" in this prospectus supplement;

                                     S-128

     o    to pay the fiscal agent, the trustee, itself or the special servicer, as applicable, in that order (with payments to the special servicer and master servicer to be made concurrently on a pro rata basis), unpaid interest on any Advance made by that party under the pooling and servicing agreement, which payment is to be made out of Penalty
          Interest and late payment charges collected on the related mortgage loan;

     o    in connection with the reimbursement of Advances as described in the second bullet or the sixth bullet under this "--Withdrawals"
          subsection and subject to the limitations described in each of those two bullets, to pay itself, the special servicer, the trustee or the fiscal agent, as the case may be, out of general collections on the mortgage loans and any REO Properties, any interest accrued and payable on that Advance and not otherwise payable under the preceding bullet;

     o    to pay for property inspection costs and expenses incurred by the trust fund as an Additional Trust Fund Expense;

     o    to pay the special servicer or itself any items of additional servicing compensation on deposit in the collection account as discussed under "--Servicing and Other Compensation and Payment of
          Expenses--Additional Servicing Compensation" above;

     o    to pay for costs and expenses incurred by the trust fund in connection with property inspections;

     o    to pay for the cost of an independent appraiser or other expert in real estate matters, to the extent such cost is not required to be advanced under the pooling and servicing agreement;

     o    to pay itself, the special servicer, any of the mortgage loan sellers, the plurality subordinate certificateholder, the controlling class representative, or any other person, as the case may be, with respect to each mortgage loan, if any, previously purchased by such person pursuant to the pooling and servicing agreement, all amounts received in respect of any such purchased mortgage loan subsequent to the date of purchase;

     o    to pay, out of general collections on the mortgage loans and any REO
          Properties, for costs and expenses incurred by the trust in connection with the remediation of adverse environmental conditions at any mortgaged real property that secures a defaulted mortgage loan;

     o    to pay itself, the special servicer, us, or any of their or our respective members, managers, shareholders, directors, officers, employees and agents, as the case may be, out of general collections on the mortgage loans and any REO Properties, any of the
          reimbursements or indemnities to which we or any of those other persons or entities are entitled as described under "Description of the Governing Documents--Matters Regarding the Master Servicer, the
          Special Servicer, the Manager and Us" in the accompanying prospectus;

     o    to pay, out of general collections on the mortgage loans and any REO
          Properties, for the costs of various opinions of counsel, the cost of recording the pooling and servicing agreement and expenses properly incurred by the tax administrator in connection with providing advice to the special servicer;

     o    to pay, out of general collections on deposit in the collection account, to the servicers and/or trustee under the Banc of America
          Series 2004-4 pooling and servicing agreement any amount payable by the trust with respect to a Pari Passu Trust Mortgage Loan under the applicable Pari Passu Intercreditor Agreement;

     o    to pay any other items described in this prospectus supplement as being payable from the collection account;

     o    to withdraw amounts deposited in the collection account in error; and

                                      S-129

     o    to clear and terminate the collection account upon the termination of the pooling and servicing agreement.

     The pooling and servicing agreement will prohibit the application of amounts received on any B-Note Loan to cover expenses payable or reimbursable out of general collections with respect to mortgage loans and REO Properties in the trust that are not related to the related A/B Loan Pair.

REALIZATION UPON DEFAULTED MORTGAGE LOANS

     Fair Value Call. The pooling and servicing agreement grants to the special servicer and the holder of certificates with the largest percentage of voting rights allocated to the controlling class of certificates (such holder referred to as the plurality subordinate certificateholder) a right to purchase from the trust defaulted mortgage loans (other than the Pari Passu Trust Mortgage Loans)
under the circumstances described below in this "--Fair Value Call" subsection.
The defaulted mortgage loans in respect of which this right may be exercised are mortgage loans that have experienced payment defaults similar to the payment defaults that would constitute a Servicing Transfer Event as described in the glossary to this prospectus supplement or mortgage loans as to which the related indebtedness has been accelerated by the master servicer or the special servicer following default.

     At the time a mortgage loan (other than the Pari Passu Trust Mortgage
Loans) becomes a defaulted mortgage loan, each of the special servicer and the plurality subordinate certificateholder will have a purchase option (which option will be assignable when the opportunity to exercise it arises) to purchase the defaulted mortgage loan, from the trust fund at an option price generally equal to (i) if the special servicer has not yet determined the fair value of the defaulted mortgage loan, the sum of the unpaid principal balance of that mortgage loan at the time of purchase, together with unpaid and accrued interest on that mortgage loan at its mortgage interest rate, unpaid interest accrued on related Advances, related unreimbursed servicing advances and other related Additional Trust Fund Expenses, including special servicing fees, or
(ii) the fair value of the defaulted mortgage loan as determined by the special servicer, if the special servicer has made such fair value determination. The special servicer will be permitted to change from time to time, its determination of the fair value of a defaulted mortgage loan based upon changed circumstances, new information or otherwise, in accordance with the Servicing
Standard; provided, however, that the special servicer will update its determination of the fair value of a defaulted mortgage loan at least once every
90 days, provided, further, that absent the special servicer having actual knowledge of a material change in circumstances affecting the value of the related mortgaged real property, the special servicer will not be obligated to update such determination. If the purchase option is not exercised by the plurality subordinate certificateholder or any assignee thereof within 60 days of a mortgage loan becoming a defaulted mortgage loan, then the plurality subordinate certificateholder must assign the purchase option to the special servicer for 15 days. If the purchase option is not exercised by the special servicer or its assignee within such 15-day period, then the purchase option will revert to the plurality subordinate certificateholder.

     Notwithstanding the foregoing, the holder of a B-Note Loan will have the right to purchase the related A-Note Mortgage Loan from the trust in certain default situations, as described above under "Description of the Mortgage
Pool--Split Loan Structures--A/B Loan Pairs--Purchase of an A-Note Mortgage Loan
by the Holder of the Related B-Note Loan." In addition, notwithstanding the discussion in the preceding paragraph, the holders of a mezzanine loan may have the right to purchase the related mortgage loan from the trust if certain defaults on the related mortgage loan occur.

     Unless and until the purchase option with respect to a defaulted mortgage loan is exercised, the special servicer will be required to pursue such other resolution strategies available under the pooling and servicing agreement, including workout and foreclosure consistent with the Servicing Standard, but the special servicer will not be permitted to sell the defaulted mortgage loan other than pursuant to the exercise of the purchase option.

     If not exercised sooner, the purchase option with respect to any defaulted mortgage loan will automatically terminate upon (i) the related mortgagor's cure of all related defaults on the defaulted mortgage

                                     S-130

loan, (ii) the acquisition on behalf of the trust fund of title to the related mortgaged real property by foreclosure or deed in lieu of foreclosure or (iii)
the modification or pay-off (full or discounted) of the defaulted mortgage loan in connection with a workout. In addition, the purchase option with respect to a defaulted mortgage loan held by any person will terminate upon the exercise of the purchase option and consummation of the purchase by any other holder of a purchase option.

     If (a) a purchase option is exercised with respect to a defaulted mortgage loan and the person expected to acquire the defaulted mortgage loan pursuant to such exercise is the plurality subordinate certificateholder, the special servicer, or any affiliate of any of them (meaning that the purchase option has not been assigned to another unaffiliated person) and (b) the option price is based on the special servicer's determination of the fair value of the defaulted mortgage loan, the master servicer or, if the master servicer and the special servicer are the same person, the trustee (or a third-party appraiser designated by the master servicer or the trustee, as applicable, at its option, upon whose determination the master servicer or the trustee, as the case may be, may, absent manifest error, conclusively rely) will be required to confirm that the option price (as determined by the special servicer) represents a fair value for the defaulted mortgage loan and will be entitled to a fee of $2,500 for the initial confirmation, but not for any subsequent confirmations, of fair value with respect to that mortgage loan. The costs of all appraisals, inspection reports and opinions of value incurred by the master servicer, the trustee or any third-party appraiser in connection with such determination of fair value will be reimbursable to the master servicer or the trustee as servicing advances.

     IF A CONTROLLING CLASS REPRESENTATIVE HAS BEEN APPOINTED AND IS ACTING IN
THAT CAPACITY, THE CONTROLLING CLASS REPRESENTATIVE WILL HAVE THE RIGHT, IN LIEU
OF THE PLURALITY SUBORDINATE CERTIFICATEHOLDER, TO EXERCISE THE PURCHASE OPTION
OF THAT HOLDER DESCRIBED ABOVE.

     For a description of the purchase option applicable to the Pari Passu Trust
Mortgage Loans under the Banc of America Series 2004-4 pooling and servicing agreement, see "Description of the Mortgage Pool--Split Loan Structures--Pari
Passu Loan Groups--Exercise of Fair Value Call Under the Banc of America Series
2004-4 Pooling and Servicing Agreement" in this prospectus supplement.

     Foreclosure and Similar Proceedings. If a default on a mortgage loan (other than a Pari Passu Mortgage Loan) has occurred and is continuing and no satisfactory arrangements can be made for collection of delinquent payments, then, subject to the discussion under "--The Controlling Class Representative"
above, the special servicer may, on behalf of the trust, take any of the following actions:

     o    institute foreclosure proceedings;

     o    exercise any power of sale contained in the related mortgage;

     o    obtain a deed in lieu of foreclosure; or

     o    otherwise acquire title to the corresponding mortgaged real property, by operation of law or otherwise.

     Neither the master servicer nor the special servicer may acquire title to any mortgaged real property or take any other action with respect to any mortgaged real property that would cause the trustee, for the benefit of the certificateholders (or, if an A/B Loan Pair is involved, the certificateholders and the holder of the related B-Note Loan), to be considered to hold title to, to be a "mortgagee-in-possession" of, or to be an "owner" or an "operator" of the particular mortgaged real property within the meaning of federal environmental laws, unless--

     o    the special servicer has previously received a report prepared by a person who regularly conducts environmental audits, which report will be an expense of the trust; and

     o    either:

                                     S-131

          1.   the report indicates that--

               o    the particular mortgaged real property is in compliance with applicable environmental laws and regulations; and

               o    there are no circumstances or conditions present at the
                    mortgaged real property that have resulted in any
                    contamination for which investigation, testing, monitoring, containment, clean-up or remediation could be required under any applicable environmental laws and regulations; or

          2.   the special servicer, based solely as to environmental matters and related costs on the information set forth in the report, determines that taking the actions necessary to bring the
               particular mortgaged real property into compliance with
               applicable environmental laws and regulations and/or taking any of the other actions contemplated by clause 1. above, is
               reasonably likely to produce a greater recovery to
               certificateholders (or, if an A/B Loan Pair is involved, the certificateholders and the holder of the related B-Note Loan), taking into account the time value of money, than not taking those actions.

     If the trust acquires title to any mortgaged real property, the special servicer, on behalf of the trust, has to sell the particular real property prior to the close of the third calendar year following the calendar year in which that acquisition occurred, subject to limited exceptions as described under
"--REO Properties" below.

     If liquidation proceeds collected with respect to a defaulted mortgage loan are less than the outstanding principal balance of the defaulted mortgage loan, together with accrued interest on and reimbursable expenses incurred by the special servicer and/or the master servicer in connection with the defaulted mortgage loan, then the trust will realize a loss in the amount of the shortfall. The special servicer, the master servicer, the trustee and/or the fiscal agent will be entitled to payment or reimbursement out of the liquidation proceeds recovered on any defaulted mortgage loan, prior to the payment of the liquidation proceeds to the certificateholders, for--

     o    any and all amounts that represent unpaid servicing fees and additional servicing compensation with respect to the mortgage loan;

     o    unreimbursed (from the related mortgage loan) servicing expenses and
          Advances incurred with respect to the mortgage loan;

     o    any P&I advances made with respect to the mortgage loan that are unreimbursed from that mortgage loan; and

     o    any interest payable (or paid from general collections) to the master servicer and/or special servicer on any expenses and Advances and not reimbursed from that mortgage loan.

     As long as the servicing of a Pari Passu Loan Group is governed by the Banc of America Series 2004-4 pooling and servicing agreement, neither the master servicer nor the special servicer will be able to take any enforcement action with respect to the related Pari Passu Trust Mortgage Loan or the related Pari
Passu Loan Group Mortgaged Property. Any enforcement action would be taken by the special servicer under the Banc of America Series 2004-4 pooling and servicing agreement.

REO PROPERTIES

     If title to any mortgaged real property (other than a Pari Passu Loan Group
Mortgaged Property) is acquired by the special servicer on behalf of the trust, the special servicer will be required to sell that property not later than the end of the third calendar year following the year of acquisition, unless--

     o    the IRS grants an extension of time to sell the property; or

                                     S-132

     o    the special servicer obtains an opinion of independent counsel generally to the effect that the holding of the property subsequent to the end of the third calendar year following the year in which the acquisition occurred will not result in the imposition of a tax on the trust assets or cause either of REMIC I or REMIC II to fail to qualify as a REMIC under the Code.

     Regardless of whether the special servicer applies for or is granted an extension of time to sell the property, the special servicer must act in accordance with the Servicing Standard to liquidate the property on a timely basis. If an extension is granted or opinion given, the special servicer must sell the REO Property within the period specified in the extension or opinion.

     The special servicer may be required to retain an independent contractor to operate and manage the REO Property. The retention of an independent contractor will not relieve the special servicer of its obligations with respect to the REO
Property.

     In general, the special servicer, or an independent contractor employed by the special servicer at the expense of the trust, will be obligated to operate and manage any REO Property in a manner that:

     o    maintains its status as foreclosure property under the REMIC provisions of the Code; and

     o    is in accordance with the Servicing Standard.

     The special servicer must review the operation of each REO Property and consult with the trustee, or any person appointed by the trustee to act as tax administrator, to determine the trust's federal income tax reporting position with respect to the income it is anticipated that the trust would derive from the property. The special servicer could determine that it would not be consistent with the Servicing Standard to manage and operate the property in a manner that would avoid the imposition of a tax on net income from foreclosure property, within the meaning of section 857(b)(4)(B) of the Code.

     This determination is most likely to occur in the case of an REO Property that is a hotel. To the extent that income the trust receives from an REO
Property is subject to a tax on net income from foreclosure property, that income would be subject to federal tax at the highest marginal corporate tax rate, which is currently 35%.

     The determination as to whether income from an REO Property would be subject to a tax will depend on the specific facts and circumstances relating to the management and operation of each REO Property. Generally, income from an REO
Property that is directly operated by the special servicer would be apportioned and classified as service or non-service income. The service portion of the income could be subject to federal tax at the highest marginal corporate tax rate and could also be subject to certain state or local taxes. The non-service portion of the income could be subject to federal tax at the highest marginal corporate tax rate or, although it appears unlikely, at the 100% rate. Any tax imposed on the trust's income from an REO Property would reduce the amount available for payment to the certificateholders. See "Federal Income Tax
Consequences" in this prospectus supplement and in the accompanying prospectus.
The reasonable out-of-pocket costs and expenses of obtaining professional tax advice in connection with the foregoing will be payable out of the master servicer's collection account.

     The special servicer will be required to segregate and hold all funds collected and received in connection with any REO Property separate and apart from its own funds and general assets. If an REO Property is acquired by the trust, the special servicer will be required to establish and maintain an account for the retention of revenues and other proceeds derived from the REO
Property. That REO account must be maintained in a manner and with a depository institution that satisfies rating agency standards for securitizations similar to the one involving the offered certificates. The special servicer will be required to deposit, or cause to be deposited, in its REO account, upon receipt, all net income, insurance proceeds, condemnation proceeds and liquidation proceeds received with respect to each REO Property. The funds held in this REO account may be held as cash or invested in Permitted Investments. Any interest or other income earned on funds in the special servicer's REO account will be payable to the special servicer, subject to the limitations described in the pooling and servicing agreement.

                                     S-133

     The special servicer will be required to withdraw from its REO account funds necessary for the proper operation, management, leasing, maintenance and disposition of any REO Property, but only to the extent of amounts on deposit in the account relating to that particular REO Property. On each determination date, the special servicer will be required to withdraw from the REO account and deposit, or deliver to the master servicer for deposit, into the master servicer's collection account the total of all amounts received with respect to each REO Property during that collection period, net of--

     o    any withdrawals made out of those amounts as described in the preceding sentence; and

     o    any portion of those amounts that may be retained as reserves as described in the next sentence.

     The special servicer may, subject to the limitations described in the pooling and servicing agreement, retain in its REO account the portion of the proceeds and collections as may be necessary to maintain a reserve of sufficient funds for the proper operation, management, leasing, maintenance and disposition of the related REO Property, including the creation of a reasonable reserve for repairs, replacements, necessary capital improvements and other related expenses.

     The special servicer will be required to keep and maintain separate records, on a property-by-property basis, for the purpose of accounting for all deposits to, and withdrawals from, its REO account.

     The Banc of America Series 2004-4 pooling and servicing agreement contains requirements generally similar but not identical to those described above regarding the operation and disposition of any Pari Passu Loan Group REO
Property.

INSPECTIONS; COLLECTION OF OPERATING INFORMATION

     The special servicer will be required, at the expense of the trust, to inspect or cause an inspection of the corresponding mortgaged real property as soon as practicable after any mortgage loan (excluding the Pari Passu Trust
Mortgage Loans) becomes a specially serviced mortgage loan and annually so long as such mortgage loan is a specially serviced mortgage loan. Beginning in 2005, the master servicer, for each mortgage loan (excluding the Pari Passu Trust
Mortgage Loans) that is not a specially serviced mortgage loan and does not relate to an REO Property, will be required, at its own expense, to inspect or cause an inspection of the related mortgaged real property at least once every calendar year, unless such mortgaged real property has been inspected in such calendar year by the special servicer. The master servicer and the special servicer will each be required to prepare or cause the preparation of a written report of each inspection performed by it that generally describes the condition of the particular real property and that specifies--

     o    any sale, transfer or abandonment of the property of which the master servicer or the special servicer, as applicable, is aware; or

     o    any change in the property's condition or value of which the master servicer or the special servicer, as applicable, is aware and considers to be material; or

     o    any visible waste committed on the property of which the master servicer or special servicer, as applicable, is aware and considers to be material.

     The special servicer, in the case of each specially serviced mortgage loan, and the master servicer, in the case of each other mortgage loan (excluding the
Pari Passu Trust Mortgage Loans), will each be required to use reasonable efforts to collect from the related borrower, the quarterly and annual operating statements, budgets and rent rolls of the corresponding mortgaged real property.
However, there can be no assurance that any operating statements required to be delivered by a borrower will in fact be delivered, nor is the master servicer or the special servicer likely to have any practical means of compelling delivery.

                                     S-134

     The special servicer will also be required to cause quarterly and annual operating statements, budgets and rent rolls to be prepared for each REO
Property.

     The master servicer, with respect to each mortgage loan (other than the
Pari Passu Trust Mortgage Loans), will be required to prepare and maintain an operating statement analysis for each mortgaged real property and each REO
Property, as applicable, and copies of such operating statement analyses are to be made available by the master servicer to the trustee, the special servicer or the controlling class representative upon request or as otherwise provided in the pooling and servicing agreement (but not more frequently than quarterly).

     Inspections of the Pari Passu Mortgage Loan Group Mortgaged Properties are
to be performed by the Banc of America Series 2004-4 master servicer and/or special servicer.

EVIDENCE AS TO COMPLIANCE

     On or before May 1 of each year, beginning in 2005 (provided that, if any of the following items are required in connection with any filing with the
Securities and Exchange Commission, the master servicer and the special servicer will be required to deliver such items on or before March 15 of each year, beginning in 2005), each of the master servicer and the special servicer must--

     o    at its expense, cause a firm of independent public accountants, that is a member of the American Institute of Certified Public Accountants
          to furnish a statement to the trustee, among others, to the effect that--

          1.   the firm has examined the servicing operations of the master servicer or the special servicer, as the case may be, for the previous year; and

          2.   on the basis of that examination, conducted substantially in compliance with USAP, the firm confirms that the master servicer or the special servicer, as applicable, has complied with the minimum servicing standards identified in USAP, in all material respects, except for the significant exceptions or errors in records that, in the opinion of the firm, USAP requires it to report.

          In rendering its report the firm may rely, as to matters relating to the direct servicing of commercial and multifamily mortgage loans by sub-servicers, upon comparable reports of firms of independent certified public accountants rendered on the basis of examinations conducted in accordance with the same standards, within one year of the report, with respect to those sub-servicers; and

     o    deliver to the trustee, among others, a statement signed by an officer of the master servicer or the special servicer, as the case may be, to the effect that, to the best knowledge of that officer, the master servicer or special servicer, as the case may be, has fulfilled its obligations under the pooling and servicing agreement in all material respects throughout the preceding calendar year or portion of that year during which the certificates were outstanding or, if there has been a material default, specifying each material default known to such officer and the nature and status of such default and the action proposed to be taken with respect thereto.

EVENTS OF DEFAULT

     Each of the following events, circumstances and conditions will be considered events of default under the pooling and servicing agreement:

     o    any failure by the master servicer to deposit into the collection account any amount required to be so deposited by it under the pooling and servicing agreement, which failure continues unremedied for two business days following the date on which the deposit was required to be made; or

                                     S-135

     o    any failure by the master servicer to remit to the trustee for deposit into the distribution account any amount required to be so remitted by it under the pooling and servicing agreement, which failure continues unremedied until 11:00 a.m. New York City time on the business day following the date on which the remittance was required to be made; or

     o    any failure by the special servicer to deposit into the REO account or to deposit into, or to remit to the master servicer for deposit into, the collection account, any amount required to be so deposited or remitted under the pooling and servicing agreement provided, however, that the failure to deposit or remit such amount will not be an event of default if such failure is remedied on or prior to the earlier of
          (i) the business day immediately following such failure and (ii) the related distribution date; or

     o    the master servicer fails to timely make any servicing advance required to be made by it under the pooling and servicing agreement, and that failure continues unremedied for five business days following the date on which notice has been given to the master servicer by the trustee; or

     o    the master servicer or the special servicer fails to observe or perform in any material respect any of its other covenants or agreements under the pooling and servicing agreement, and that failure continues unremedied for 30 days after written notice of it, requiring it to be remedied, has been given to the master servicer or the special servicer, as the case may be, by any other party to the pooling and servicing agreement or by certificateholders entitled to not less than 25% of the voting rights for the certificates; provided, however, that with respect to any such failure that is not curable within such 30-day period, the master servicer or the special servicer, as the case may be, will have an additional cure period of
          30 days to effect such cure so long as the master servicer or the special servicer, as the case may be, has commenced to cure such failure within the initial 30-day period and has provided the trustee with an officer's certificate certifying that it has diligently pursued, and is continuing to pursue, a full cure; or

     o    it is determined that there is a breach by the master servicer or the special servicer of any of its representations or warranties contained in the pooling and servicing agreement that materially and adversely affects the interests of any class of certificateholders, and that breach continues unremedied for 30 days after written notice of it, requiring it to be remedied, has been given to the master servicer or the special servicer, as the case may be, by any other party to the pooling and servicing agreement or by certificateholders entitled to not less than 25% of the voting rights for the certificates; provided, however, that with respect to any such breach which is not curable within such 30-day period, the master servicer or the special servicer, as the case may be, will have an additional cure period of
          30 days to effect such cure so long as the master servicer or the special servicer, as the case may be, has commenced to cure such breach within the initial 30-day period and has provided the trustee with an officer's certificate certifying that it has diligently pursued, and is continuing to pursue, a full cure; or

     o    a decree or order of a court having jurisdiction in an involuntary case under present or future federal or state bankruptcy, insolvency or similar law for the appointment of a conservator, receiver, liquidator, trustee or similar official in any bankruptcy, insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceedings, or for the winding up or liquidation of its affairs, is entered against the master servicer or the special servicer and the decree or order remains in force for a period of 60 days, provided, however, that the master servicer or the special servicer, as appropriate, have an additional period of 30 days to effect a discharge, dismissal or stay of the decree or order if they commenced the appropriate proceedings to effect such discharge, dismissal or stay within the initial 60-day period; or

     o    the master servicer or special servicer consents to the appointment of a conservator, receiver, liquidator, trustee or similar official relating to it or of or relating to all or substantially all of its property; or

                                     S-136

     o    the master servicer or special servicer admits in writing its inability to pay its debts or takes other actions specified in the pooling and servicing agreement indicating its insolvency or inability to pay its obligations; or

     o    the master servicer or the special servicer, as the case may be, is removed from S&P's approved master servicer list or approved special servicer list, as the case may be, and such removal continues for a period of 30 days; or

     o    the master servicer ceases to be rated at least CMS3 by Fitch or the special servicer ceases to be rated at least CSS3 by Fitch and the rating is not restored within 30 days after the subject downgrade or withdrawal.

     With respect to the Pari Passu Trust Mortgage Loans, the events, circumstances and conditions that will be considered events of default under the
Banc of America Series 2004-4 pooling and servicing agreement are generally similar but not identical to those that will be considered events of default under the pooling and servicing agreement as described above. See "Description of the Mortgage Pool--Split Loan Structures--Pari Passu Loan Groups--Comparison
of Servicing Under the Pooling and Servicing Agreement and the Banc of America
Series 2004-4 Pooling and Servicing Agreement" in this prospectus supplement.

RIGHTS UPON EVENT OF DEFAULT

     If an event of default described above under "--Events of Default" above occurs with respect to the master servicer or the special servicer and remains unremedied, the trustee will be authorized, and at the direction of either the controlling class representative or the certificateholders entitled to not less than 25% of the voting rights for all classes of the certificates (and in the event of disagreement among such parties, the certificateholders entitled to not less than 25% of the voting rights for all classes of the certificates will control), the trustee will be required, to terminate all of the rights and obligations of the defaulting party under the pooling and servicing agreement and in and to the trust assets other than any rights the defaulting party may have as a certificateholder; provided that the terminated defaulting party will continue to be entitled to receive all amounts due and owing to it in accordance with the terms of the pooling and servicing agreement and will continue to be entitled to the benefits any provisions for reimbursement or indemnity as and to the extent provided in the pooling and servicing agreement.

     Upon any termination, the trustee must either:

     o    succeed to all of the responsibilities, duties and liabilities of the master servicer or special servicer, as the case may be, under the pooling and servicing agreement; or

     o    appoint an established mortgage loan servicing institution to act as successor master servicer or special servicer, as the case may be, provided such successor is reasonably acceptable to the controlling class representative.

     Either the controlling class representative or the holders of certificates entitled to a majority of the voting rights for the certificates may require the trustee to appoint an established mortgage loan servicing institution to act as successor master servicer or special servicer, as the case may be, rather than have the trustee act as that successor, provided such successor is reasonably acceptable to the controlling class representative. The appointment of a successor special servicer by the trustee is subject to the rights of the controlling class of certificateholders to designate a successor special servicer as described under "--Replacement of the Special Servicer" above.

     In general, the certificateholders entitled to at least 66 2/3% of the voting rights allocated to each class of certificates affected by any event of default may waive the event of default. However, the events of default described in the first, second, third, tenth or eleventh bullets under "--Events of
Default" above may only be waived by all of the holders of the affected classes of the certificates. Upon any waiver of an event of default, the

                                     S-137

event of default will cease to exist and will be deemed to have been remedied for every purpose under the pooling and servicing agreement.

                     DESCRIPTION OF THE OFFERED CERTIFICATES

GENERAL

     The certificates will be issued, on or about November 10, 2004, under the pooling and servicing agreement. They will represent the entire beneficial ownership interest of the trust. The assets of the trust will include:

     o    a segregated pool of mortgage loans;

     o    any and all payments under and proceeds of those mortgage loans received after the cut-off date, exclusive of payments of principal, interest and other amounts due on or before that date;

     o    the loan documents for those mortgage loans;

     o    any REO Properties acquired by the trust with respect to any of those mortgage loans that come into and continue in default; and

     o    those funds or assets as from time to time are deposited in the master servicer's collection account, the special servicer's REO account, the trustee's distribution account described under "--Distribution
          Account" below or the trustee's interest reserve account described under "--Interest Reserve Account" below.

     Whenever we refer to mortgage loans in this prospectus supplement, we are referring to the mortgage loans that we intend to include in the trust fund, unless the context clearly indicates otherwise.

     The certificates will include the following classes:

     o    the A-1, A-2, A-3, A-4, A-5, A-1A, B, C and D classes, which are the classes of certificates that are offered by this prospectus supplement; and

     o    the XC, XP, E, F, G, H, J, K, L, M, N, P, Q, R-I and R-II classes, which are the classes of certificates that--

          1.   will be retained or privately placed by us; and

          2.   are not offered by this prospectus supplement.

     The class A-1, A-2, A-3, A-4, A-5, A-1A, B, C, D, E, F, G, H, J, K, L, M,
N, P and Q certificates are the only certificates that will have principal balances and are sometimes referred to as the principal balance certificates.
The principal balance of any of these certificates will represent the total payments of principal to which the holder of the certificate is entitled over time out of payments, or advances in lieu of payments, and other collections on the assets of the trust. Accordingly, on each distribution date, the principal balance of each certificate having a principal balance will be permanently reduced by any payments of principal actually made with respect to that certificate on that distribution date. See "--Payments" below.

     On any particular distribution date, the principal balance of each class of principal balance certificates may also be reduced, without any corresponding payment, in connection with losses on the mortgage loans and default-related and otherwise unanticipated expenses of the trust. However, in limited circumstances, the total principal balance of a class of principal balance certificates that was previously so reduced without a corresponding payment of principal, may be reinstated (up to the amount of that prior reduction), with past due

                                     S-138

interest. In general, such a reinstatement of principal balance on any particular distribution date would result from any recoveries of Nonrecoverable
Advances or interest thereon that were reimbursed and/or paid in a prior collection period from the principal portion of general collections on the mortgage pool and that are included in the Principal Distribution Amount for such distribution date. See "--Reductions in Certificate Principal Balances in
Connection with Realized Losses and Additional Trust Fund Expenses" below.

     The class XC and XP certificates will not have principal balances, and the holders of the class XC and XP certificates will not be entitled to receive payments of principal. However, each class XC and XP certificate will have a notional amount for purposes of calculating the accrual of interest with respect to that certificate.

     The total notional amount of the class XC certificates will equal the total principal balance of all the class A-1, A-2, A-3, A-4, A-5, A-1A, B, C, D, E, F,
G, H, J, K, L, M, N, P and Q certificates outstanding from time to time. The total initial notional amount of the class XC certificates will be approximately
$1,246,399,659, although it may be as much as 5% larger or smaller, depending on the actual size of the initial mortgage pool balance.

     The total notional amount of the class XP certificates will equal:

     o    during the period from the date of initial issuance of the certificates through and including the distribution date in May 2005, the sum of (a) the lesser of $51,612,000 and the total principal balance of the class A-1 certificates outstanding from time to time,
          (b) the lesser of $182,368,000 and the total principal balance of the class A-1A certificates outstanding from time to time and (c) the total principal balance of the class A-2, A-3, A-4, A-5, B, C, D, E,
          F, G, H, J, K and L certificates outstanding from time to time;

     o    during the period following the distribution date in May 2005 through and including the distribution date in November 2005, the sum of (a)
          the lesser of $47,127,000 and the total principal balance of the class
          A-1 certificates outstanding from time to time, (b) the lesser of
          $181,741,000 and the total principal balance of the class A-1A certificates outstanding from time to time and (c) the total principal balance of the class A-2, A-3, A-4, A-5, B, C, D, E, F, G, H, J, K and
          L certificates outstanding from time to time;

     o    during the period following the distribution date in November 2005 through and including the distribution date in May 2006, the sum of
          (a) the lesser of $23,547,000 and the total principal balance of the class A-1 certificates outstanding from time to time, (b) the lesser of $177,471,000 and the total principal balance of the class A-1A certificates outstanding from time to time and (c) the total principal balance of the class A-2, A-3, A-4, A-5, B, C, D, E, F, G, H, J, K and
          L certificates outstanding from time to time;

     o    during the period following the distribution date in May 2006 through and including the distribution date in November 2006, the sum of (a)
          the lesser of $135,207,000 and the total principal balance of the class A-2 certificates outstanding from time to time, (b) the lesser of $172,678,000 and the total principal balance of the class A-1A certificates outstanding from time to time and (c) the total principal balance of the class A-3, A-4, A-5, B, C, D, E, F, G, H, J, K and L certificates outstanding from time to time;

     o    during the period following the distribution date in November 2006 through and including the distribution date in May 2007, the sum of
          (a) the lesser of $108,593,000 and the total principal balance of the class A-2 certificates outstanding from time to time, (b) the lesser of $167,976,000 and the total principal balance of the class A-1A certificates outstanding from time to time, (c) the total principal balance of the class A-3, A-4, A-5, B, C, D, E, F, G, H, J and K certificates outstanding from time to time and (d) the lesser of
          $3,066,000 and the total principal balance of the class L certificates outstanding from time to time;

                                     S-139

     o    during the period following the distribution date in May 2007 through and including the distribution date in November 2007, the sum of (a)
          the lesser of $82,717,000 and the total principal balance of the class
          A-2 certificates outstanding from time to time, (b) the lesser of
          $163,391,000 and the total principal balance of the class A-1A certificates outstanding from time to time, (c) the total principal balance of the class A-3, A-4, A-5, B, C, D, E, F, G and H certificates outstanding from time to time and (d) the lesser of
          $3,688,000 and the total principal balance of the class J certificates outstanding from time to time;

     o    during the period following the distribution date in November 2007 through and including the distribution date in May 2008, the sum of
          (a) the lesser of $57,234,000 and the total principal balance of the class A-2 certificates outstanding from time to time, (b) the lesser of $158,940,000 and the total principal balance of the class A-1A certificates outstanding from time to time, (c) the total principal balance of the class A-3, A-4, A-5, B, C, D, E, F and G certificates outstanding from time to time and (d) the lesser of $9,352,000 and the total principal balance of the class H certificates outstanding from time to time;

     o    during the period following the distribution date in May 2008 through and including the distribution date in November 2008, the sum of (a)
          the lesser of $32,473,000 and the total principal balance of the class
          A-2 certificates outstanding from time to time, (b) the lesser of
          $154,619,000 and the total principal balance of the class A-1A certificates outstanding from time to time, (c) the total principal balance of the class A-3, A-4, A-5, B, C, D, E and F certificates outstanding from time to time and (d) the lesser of $10,704,000 and the total principal balance of the class G certificates outstanding from time to time;

     o    during the period following the distribution date in November 2008 through and including the distribution date in May 2009, the sum of
          (a) the lesser of $1,337,000 and the total principal balance of the class A-2 certificates outstanding from time to time, (b) the lesser of $138,431,000 and the total principal balance of the class A-1A certificates outstanding from time to time, (c) the total principal balance of the class A-3, A-4, A-5, B, C, D, E and F certificates outstanding from time to time and (d) the lesser of $1,501,000 and the total principal balance of the class G certificates outstanding from time to time;

     o    during the period following the distribution date in May 2009 through and including the distribution date in November 2009, the sum of (a)
          the lesser of $61,966,000 and the total principal balance of the class
          A-3 certificates outstanding from time to time, (b) the lesser of
          $95,588,000 and the total principal balance of the class A-1A certificates outstanding from time to time, (c) the total principal balance of the class A-4, A-5, B, C, D and E certificates outstanding from time to time and (d) the lesser of $8,616,000 and the total principal balance of the class F certificates outstanding from time to time;

     o    during the period following the distribution date in November 2009 through and including the distribution date in May 2010, the sum of
          (a) the lesser of $42,061,000 and the total principal balance of the class A-3 certificates outstanding from time to time, (b) the lesser of $93,034,000 and the total principal balance of the class A-1A certificates outstanding from time to time, (c) the total principal balance of the class A-4, A-5, B, C, D and E certificates outstanding from time to time and (d) the lesser of $1,382,000 and the total principal balance of the class F certificates outstanding from time to time;

     o    during the period following the distribution date in May 2010 through and including the distribution date in November 2010, the sum of (a)
          the lesser of $22,823,000 and the total principal balance of the class
          A-3 certificates outstanding from time to time, (b) the lesser of
          $90,663,000 and the total principal balance of the class A-1A certificates outstanding from time to time, (c) the total principal

                                     S-140

          balance of the class A-4, A-5, B, C and D certificates outstanding from time to time and (d) the lesser of $3,815,000 and the total principal balance of the class E certificates outstanding from time to time;

     o    during the period following the distribution date in November 2010 through and including the distribution date in May 2011, the sum of
          (a) the lesser of $4,052,000 and the total principal balance of the class A-3 certificates outstanding from time to time, (b) the lesser of $88,346,000 and the total principal balance of the class A-1A certificates outstanding from time to time, (c) the total principal balance of the class A-4, A-5, B and C certificates outstanding from time to time and (d) the lesser of $15,856,000 and the total principal balance of the class D certificates outstanding from time to time;

     o    during the period following the distribution date in May 2011 through and including the distribution date in November 2011, the sum of (a)
          the lesser of $422,160,000 and the total principal balance of the class A-5 certificates outstanding from time to time, (b) the lesser of $79,610,000 and the total principal balance of the class A-1A certificates outstanding from time to time, (c) the total principal balance of the class B and C certificates outstanding from time to time and (d) the lesser of $9,606,000 and the total principal balance of the class D certificates outstanding from time to time;

     o    during the period following the distribution date in November 2011 through and including the distribution date in May 2012, the sum of
          (a) the lesser of $406,948,000 and the total principal balance of the class A-5 certificates outstanding from time to time, (b) the lesser of $77,624,000 and the total principal balance of the class A-1A certificates outstanding from time to time, (c) the total principal balance of the class B and C certificates outstanding from time to time and (d) the lesser of $4,475,000 and the total principal balance of the class D certificates outstanding from time to time; and

     o    following the distribution date in May 2012, $0.

     The total initial notional amount of the class XP certificates will be approximately $1,214,080,000, although it may be as much as 5% larger or smaller, depending on the actual total initial principal balance of the class
A-1, A-2, A-3, A-4, A-5, A-1A, B, C, D, E, F, G, H, J, K and L certificates.

     In general, principal balances and notional amounts will be reported on a class-by-class basis. In order to determine the principal balance or notional amount of any of your offered certificates from time to time, you may multiply the original principal balance or notional amount of that certificate as of the date of initial issuance of the offered certificates, as specified on the face of that certificate, by the then-applicable certificate factor for the relevant class. The certificate factor for any class of offered certificates, as of any date of determination, will equal a fraction, expressed as a percentage, the numerator of which will be the then outstanding total principal balance or notional amount, as applicable, of that class, and the denominator of which will be the original total principal balance or notional amount, as applicable, of that class. Certificate factors will be reported monthly in the trustee's report.

REGISTRATION AND DENOMINATIONS

     General. The offered certificates will be issued in book-entry form in original denominations of $25,000 initial principal balance and in any whole dollar denomination in excess of $25,000.

     Each class of offered certificates will initially be represented by one or more certificates registered in the name of Cede & Co., as nominee of The
Depository Trust Company. You will not be entitled to receive an offered certificate issued in fully registered, certificated form, except under the limited circumstances described in the accompanying prospectus under
"Description of The Certificates--Book-Entry Registration". For so long as any class of offered certificates is held in book-entry form--

                                     S-141

     o    all references in this prospectus supplement to actions by holders of those certificates will refer to actions taken by DTC upon instructions received from beneficial owners of those certificates through its participating organizations; and

     o    all references in this prospectus supplement to payments, notices, reports, statements and other information to holders of those certificates will refer to payments, notices, reports and statements to DTC or Cede & Co., as the registered holder of those certificates, for payment to beneficial owners of offered certificates through its participating organizations in accordance with DTC's procedures.

     The trustee will initially serve as certificate registrar for purposes of providing for the registration of the offered certificates and, if and to the extent physical certificates are issued to the actual beneficial owners of any of the offered certificates, the registration of transfers and exchanges of those certificates.

     For a discussion of DTC, see "Description of The Certificates--Book-Entry
Registration" in the accompanying prospectus.

DISTRIBUTION ACCOUNT

     General. The trustee must establish and maintain an account in which it will hold funds pending their payment on the certificates and from which it will make those payments. That distribution account must be maintained in a manner and with a depository institution that satisfies rating agency standards for securitizations similar to the one involving the offered certificates. Funds held in the trustee's distribution account may be held as cash or invested in
Permitted Investments. Any interest or other income earned on funds in the trustee's distribution account will be paid to the trustee subject to the limitations set forth in the pooling and servicing agreement.

     Deposits. On the business day prior to each distribution date, the master servicer will be required to remit to the trustee for deposit in the distribution account the following funds:

     o    all payments and other collections on the mortgage loans and any REO
          Properties that are then on deposit in the master servicer's collection account, exclusive of any portion of those payments and other collections that represents one or more of the following:

          1.   monthly debt service payments due on a due date subsequent to the end of the related collection period;

          2.   payments and other collections received after the end of the related collection period;

          3.   amounts that are payable or reimbursable from the master
               servicer's collection account to any person other than the certificateholders, including--

               o    amounts payable to the master servicer or the special
                    servicer as compensation, including master servicing fees, special servicing fees, workout fees, principal recovery
                    fees, assumption fees, modification fees and, to the extent not otherwise applied to cover interest on Advances and/or certain other actual or potential Additional Trust Fund
                    Expenses, Penalty Interest and late payment charges,

               o    amounts payable in reimbursement of outstanding Advances,
                    together with interest on those Advances,

               o    amounts payable with respect to other expenses of the trust,
                    and

               o    amounts payable to the holder of a B-Note Loan; and

                                     S-142

          4.   amounts deposited in the master servicer's collection account in error;

     o    any compensating interest payment deposited in the master servicer's collection account to cover Prepayment Interest Shortfalls incurred with respect to the mortgage loans (excluding the Pari Passu Trust
          Mortgage Loans) during the related collection period;

     o    any P&I advances made with respect to that distribution date; and

     o    any amounts paid by the master servicer to purchase all the mortgage loans and any REO Properties (minus certain required deductions) in connection with the termination of the trust as contemplated under
          "Description of the Offered Certificates--Termination" in this prospectus supplement.

     See "--Advances of Delinquent Monthly Debt Service Payments and
Reimbursement of Advances" below and "Servicing of the Mortgage
Loans--Collection Account" and "Servicing and Other Compensation and Payment of
Expenses" in this prospectus supplement.

     With respect to each distribution date that occurs during March, commencing in March 2005, the trustee will be required to transfer from its interest reserve account, which we describe under "--Interest Reserve Account" below, to the distribution account the interest reserve amounts that are then being held in that interest reserve account with respect to those mortgage loans that accrue interest on an Actual/360 Basis.

     Withdrawals. The trustee may from time to time make withdrawals from its distribution account for any of the following purposes:

     o    to pay itself a monthly fee which is described under "--The Trustee"
          below and any interest or other income earned on funds in the distribution account;

     o    to indemnify itself and various related persons, as described under
          "Description of the Governing Documents--Matters Regarding the
          Trustee" in the accompanying prospectus, and to indemnify the fiscal agent and various related persons to the same extent;

     o    to pay for any opinions of counsel required to be obtained in connection with any amendments to the pooling and servicing agreement and certain other opinions of counsel provided for in the pooling and servicing agreement;

     o    to pay any federal, state and local taxes imposed on the trust, its assets and/or transactions, together with all incidental costs and expenses, that are required to be borne by the trust as described under "Federal Income Tax Consequences--Taxation of Owners of REMIC
          Residual Certificates--Prohibited Transactions Tax and Other Taxes" in
          the accompanying prospectus and "Servicing of the Mortgage Loans--REO
          Properties" in this prospectus supplement;

     o    to pay any separate REMIC administrator any amounts reimbursable to it;

     o    to transfer from its distribution account to its interest reserve account interest reserve amounts with respect to those mortgage loans that accrue interest on an Actual/360 Basis, as and when described under "--Interest Reserve Account" below;

     o    to pay to the master servicer any amounts deposited by the master servicer in the distribution account not required to be deposited therein;

     o    to pay any amounts due and payable under the terms of either Pari
          Passu Intercreditor Agreement, which amounts are specified as being payable by the holder of the related Pari Passu Trust Mortgage Loan;
          and

                                     S-143

     o    to clear and terminate the distribution account at the termination of the pooling and servicing agreement.

     On each distribution date, all amounts on deposit in the trustee's distribution account, exclusive of any portion of those amounts that are to be withdrawn for the purposes contemplated in the foregoing paragraph, will be withdrawn and applied to make payments on the certificates. For any distribution date, those funds will consist of three separate components--

     o    the portion of those funds that represent prepayment consideration collected on the mortgage loans as a result of voluntary or involuntary prepayments that occurred during the related collection period, which will be paid to the holders of certain classes of certificates as described under "--Payments--Payments of Prepayment
          Premiums and Yield Maintenance Charges" below; and

     o    the remaining portion of those funds, which--

          1.   we refer to as the Available Distribution Amount; and

          2.   will be paid to the holders of all the certificates as described under "--Payments--Priority of Payments" below.

INTEREST RESERVE ACCOUNT

     The trustee must maintain an account, which may be a sub-account of the distribution account, in which it will hold the interest reserve amounts described in the next paragraph with respect to those mortgage loans that accrue interest on an Actual/360 Basis. That interest reserve account must be maintained in a manner and with a depository that satisfies rating agency standards for similar securitizations as the one involving the offered certificates. Funds held in the trustee's interest reserve account may be held as cash or invested in Permitted Investments. Any interest or other income earned on funds in the trustee's interest reserve account will be paid to the trustee subject to the limitations set forth in the pooling and servicing agreement.

     During January, except in a leap year, and February of each calendar year, beginning in 2005, the trustee will, on or before the distribution date in that month, withdraw from the distribution account and deposit in its interest reserve account the interest reserve amounts with respect to those mortgage loans that accrue interest on an Actual/360 Basis and for which the monthly debt service payment due in that month was either received or advanced. That interest reserve amount for each of those mortgage loans will equal one day's interest
(exclusive of Penalty Interest and any master servicing fees and trustee fees payable therefrom) accrued on the Stated Principal Balance of the subject mortgage loan as of the end of the related collection period.

     During March of each calendar year, beginning in 2005, the trustee will, on or before the distribution date in that month, withdraw from its interest reserve account and deposit in the distribution account any and all interest reserve amounts then on deposit in the interest reserve account with respect to those mortgage loans that accrue interest on an Actual/360 Basis. All interest reserve amounts that are so transferred from the interest reserve account to the distribution account will be included in the Available Distribution Amount for the distribution date during the month of transfer.

CALCULATION OF PASS-THROUGH RATES

     The pass-through rates for the class ___, ___, ___, ___ and ___
certificates will, in the case of each of these classes, be fixed at the rate per annum identified as the initial pass-through rate for the subject class in the table under "Summary of Prospectus Supplement--Overview of the Series
2004-BPC1 Certificates" in this prospectus supplement.

     The pass-through rates for the class ___, ___, ___, ___, ___, ___, ___ and
___ certificates will, in the case of each of these classes, with respect to any interest accrued period, equal the lesser of (a) the Weighted Average Net

                                     S-144

Mortgage Rate for the related distribution date and (b) and the rate per annum identified as the initial pass-through rate for the subject class in the table under "Summary of Prospectus Supplement--Overview of the Series 2004-BPC1
Certificates" in this prospectus supplement.

     The pass-through rate for the class ___, ___ and ___ certificates will, in the case of each of these classes, with respect to any interest accrual period, equal the Weighted Average Net Mortgage Rate for the related distribution date.

     The pass-through rate for the class ___ certificates will, with respect to any interest accrual period, equal the Weighted Average Net Mortgage Rate for the related distribution date, minus ___%.

     The pass-through rate for the class ___ certificates will, with respect to any interest accrual period, equal the Weighted Average Net Mortgage Rate for the related distribution date, minus ___%.

     The pass-through rate for the class XP certificates, for each interest accrual period through and including the April 2012 interest accrual period, will equal the weighted average of the respective strip rates, which we refer to as class XP strip rates, at which interest accrues during that interest accrual period on the respective components of the total notional amount of the class XP certificates outstanding immediately prior to the related distribution date, with the relevant weighting to be done based upon the relative sizes of those components. Each of those components will be comprised of all or a designated portion of the total principal balance of a specified class of principal balance certificates. If all or a designated portion of the total principal balance of any class of principal balance certificates is identified under "--General"
above as being part of the total notional amount of the class XP certificates immediately prior to any distribution date, then that total principal balance
(or designated portion thereof) will represent a separate component of the notional amount of the class XP certificates for purposes of calculating the accrual of interest during the related interest accrual period. For purposes of accruing interest during any interest accrual period, through and including the
April 2012 interest accrual period, on any particular component of the notional amount of the class XP certificates immediately prior to the related distribution date, the applicable class XP strip rate will equal the excess, if any, of:

     (1)  the lesser of (a) the reference rate specified in Annex D to this prospectus supplement for such interest accrual period and (b) the
          Weighted Average Net Mortgage Rate for the related distribution date, over

     (2)  the pass-through rate in effect during such interest accrual period for the class of principal balance certificates whose principal balance or a designated portion thereof, comprises such component.

     Following the April 2012 interest accrual period, the class XP certificates will cease to accrue interest. In connection therewith, the class XP certificates will have a 0% pass-through rate for the May 2012 interest accrual period and for each interest accrual period thereafter.

     The pass-through rate for the class XC certificates for any interest accrual period will equal the weighted average of the respective strip rates, which we refer to as class XC strip rates, at which interest accrues during that interest accrual period on the respective components of the total notional amount of the class XC certificates outstanding immediately prior to the related distribution date, with the relevant weighting to be done based upon the relative sizes of those components. Each of those components will be comprised of all or a designated portion of the total principal balance of certain classes of principal balance certificates. In general, the total principal balance of each class of principal balance certificates will constitute a separate component of the total notional amount of the class XC certificates; provided that, if a portion, but not all, of the total principal balance of any particular class of those principal balance certificates is identified under
"--General" above as being part of the total notional amount of the class XP certificates immediately prior to any distribution date, then that identified portion of such total principal balance will also represent a separate component of the total notional amount of the class XC certificates for purposes of calculating the accrual of interest during the related interest accrual period,

                                     S-145

and the remaining portion of such total principal balance will represent another separate component of the class XC certificates for purposes of calculating the accrual of interest during the related interest accrual period. For purposes of accruing interest during any interest accrual period, through and including the
April 2012 interest accrual period, on any particular component of the total notional amount of the class XC certificates immediately prior to the related distribution date, the applicable class XC strip rate will be calculated as follows:

     (1)  if such particular component consists of the entire total principal balance of any class of principal balance certificates, and if such total principal balance also constitutes, in its entirety, a component of the total notional amount of the class XP certificates immediately prior to the related distribution date, then the applicable class XC strip rate will equal the excess, if any, of (a) the Weighted Average
          Net Mortgage Rate for the related distribution date, over (b) the greater of (i) the reference rate specified on Annex D to this prospectus supplement for such interest accrual period and (ii) the pass-through rate in effect during such interest accrual period for such class of principal balance certificates;

     (2)  if such particular component consists of a designated portion (but not all) of the total principal balance of any class of principal balance certificates, and if such designated portion of such total principal balance also constitutes a component of the total notional amount of the class XP certificates immediately prior to the related distribution date, then the applicable class XC strip rate will equal the excess, if any, of (a) the Weighted Average Net Mortgage Rate for
          the related distribution date, over (b) the greater of (i) the reference rate specified on Annex D to this prospectus supplement for such interest accrual period and (ii) the pass-through rate in effect during such interest accrual period for such class of principal balance certificates;

     (3)  if such particular component consists of the entire total principal balance of any class of principal balance certificates, and if such total principal balance does not, in whole or in part, also constitute a component of the total notional amount of the class XP certificates immediately prior to the related distribution date, then the applicable class XC strip rate will equal the excess, if any, of (a)
          the Weighted Average Net Mortgage Rate for the related distribution date, over (b) the pass-through rate in effect during such interest accrual period for such class of principal balance certificates; and

     (4)  if such particular component consists of a designated portion (but not all) of the total principal balance of any class of certificates, and if such designated portion of such total principal balance does not also constitute a component of the total notional amount of the class
          XP certificates immediately prior to the related distribution date, then the applicable class XC strip rate will equal the excess, if any, of (a) the Weighted Average Net Mortgage Rate for the related distribution date, over (b) the pass-through rate in effect during such interest accrual period for such class of principal balance certificates.

     Notwithstanding the foregoing, for purposes of accruing interest on the class XC certificates during each interest accrual period subsequent to the
April 2012 interest accrual period, the total principal balance of each class of principal balance certificates will constitute a single separate component of the total notional amount of the class XC certificates, and the applicable class
XC strip rate with respect to each such component for each such interest period will equal the excess, if any, of (a) the Weighted Average Net Mortgage Rate for
the related distribution date, over (b) the pass-through rate in effect during such interest accrual period for the class of principal balance certificates whose principal balance makes up such component.

     For purpose of calculating the class XC and XP strip rates, the pass-through rate of each component will be the pass-through rate of the corresponding class of certificates.

     The class R-I and R-II certificates will not be interest-bearing and, therefore, will not have pass-through rates.

                                     S-146

PAYMENTS

     General. On each distribution date, the trustee will, to the extent of available funds, make all payments required to be made on the certificates on that date to the holders of record as of the close of business on the last business day of the calendar month preceding the month in which those payments are to occur. The final payment of principal and/or interest on any offered certificate, however, will be made only upon presentation and surrender of that certificate at the offices of the certificate registrar or such other location to be specified in a notice of the pendency of that final payment.

     In order for a certificateholder to receive payments by wire transfer on and after any particular distribution date, that certificateholder must provide the trustee with written wiring instructions no later than five business days prior to the last day of the calendar month preceding the month in which that distribution date occurs. Otherwise, that certificateholder will receive its payments by check mailed to it.

     Cede & Co. will be the registered holder of your offered certificates, and you will receive payments on your offered certificates through DTC and its participating organizations, until physical certificates are issued to the actual beneficial owners. See "--Registration and Denominations" above.

     Payments of Interest. All of the classes of the certificates will bear interest, except for the class R-I and R-II certificates.

     With respect to each interest-bearing class of the certificates, that interest will accrue during each interest accrual period based upon--

     o    the pass-through rate with respect to that class for that interest accrual period;

     o    the total principal balance or notional amount, as the case may be, of that class outstanding immediately prior to the related distribution date; and

     o    the assumption that each year consists of twelve 30-day months.

     On each distribution date, subject to available funds and the priorities of payment described under "--Payments--Priority of Payments" below, the holders of each interest-bearing class of the certificates will be entitled to receive the total amount of interest accrued during the related interest accrual period with respect to that class of certificates, reduced by (except in the case of the class XC and XP certificates) the product of (a) the amount of any Net Aggregate
Prepayment Interest Shortfall for that distribution date, multiplied by (b) a fraction, the numerator of which is the total amount of interest accrued during the related interest accrual period with respect to that class of certificates, and the denominator of which is the total amount of interest accrued during the related interest accrual period with respect to all of the interest-bearing classes of the certificates, exclusive of the class XP and XC certificates.

     If the holders of any interest-bearing class of the certificates do not receive all of the interest to which they are entitled on any distribution date, then they will continue to be entitled to receive the unpaid portion of that interest on future distribution dates, subject to available funds for those future distribution dates and the priorities of payment described under
"--Payments--Priority of Payments" below.

     Payments of Principal. Subject to available funds and the priority of payments described under "--Payments--Priority of Payments" below, the total amount of principal payable with respect to each class of the certificates, other than the class XC, XP, R-I and R-II certificates, on each distribution date will equal that class's allocable share of the Principal Distribution
Amount for that distribution date.

     In general, subject to available funds, the total distributions of principal to be made with respect to the principal balance certificates on any distribution date will equal the Principal Distribution Amount for that distribution date, and the total distributions of principal to be made with respect to any particular class of principal

                                     S-147

balance certificates on that distribution date will equal the portion of the
Principal Distribution Amount for that distribution date that is allocable to that particular class of principal balance certificates. So long as both the class A-5 and A-1A certificates remain outstanding, however, except as otherwise set forth below, the Principal Distribution Amount for each distribution date will be calculated on a loan group-by-loan group basis. On each distribution date after the total principal balance of either the A-5 or A-1A class has been reduced to zero, a single Principal Distribution Amount will be calculated in the aggregate for both loan groups.

     As indicated in the definition of "Principal Distribution Amount" in the glossary to this prospectus supplement, the Principal Distribution Amount for any distribution date will generally be:

     o    reduced by any Nonrecoverable Advance, with interest thereon, or any
          Workout-Delayed Reimbursement Amount with respect to any mortgage loan or, in the case of a servicing advance, with respect to any A/B Loan
          Pair, that is reimbursed out of general collections of principal on the mortgage pool received during the related collection period; and

     o    increased by any items recovered during the related collection period that previously constituted a Nonrecoverable Advance or interest thereon or a Workout-Delayed Reimbursement Amount that was reimbursed out of general collections of principal on the mortgage pool during a prior collection period.

     In general, if any Nonrecoverable Advance, with interest thereon, or
Workout-Delayed Reimbursement Amount with respect to a mortgage loan is reimbursed out of general collections of principal on the mortgage pool, then any corresponding reduction in the Principal Distribution Amount for the relevant distribution date, as contemplated by the first bullet of the prior paragraph, will generally result first in a reduction in the portion of such
Principal Distribution Amount attributable to the loan group that includes the subject mortgage loan, until such portion is reduced to zero, and then in the portion of such Principal Distribution Amount that is attributable to the other loan group. Increases in the Principal Distribution Amount for any distribution date, as contemplated by the second bullet of the prior paragraph, will generally be made to offset prior reductions in reverse order to that described in the prior sentence. See "Servicing of the Mortgage Loans--Servicing and Other
Compensation and Payment of Expenses" in this prospectus supplement and
"--Advances of Delinquent Monthly Debt Service Payments and Reimbursement of
Advances" below.

     The payment of Additional Trust Fund Expenses with respect to any mortgage loan may result in a reduction of amounts allocable as principal of that mortgage loan and, accordingly, a smaller Principal Distribution Amount.

     In general, the portion of the Principal Distribution Amount that will be allocated to the class A-1, A-2, A-3, A-4 and A-5 certificates on each distribution date will equal:

     o    in the case of the class A-1 certificates, the lesser of--

          1.   the entire Loan Group 1 Principal Distribution Amount for that distribution date; and

          2.   the total principal balance of the class A-1 certificates
               immediately prior to that distribution date;

     o    in the case of the class A-2 certificates, the lesser of--

          1.   the entire Loan Group 1 Principal Distribution Amount for that distribution date, reduced by any portion of that amount
               allocable to the class A-1 certificates as described in the preceding bullet; and

          2.   the total principal balance of the class A-2 certificates
               immediately prior to that distribution date;

                                     S-148

     o    in the case of the class A-3 certificates, the lesser of--

          1.   the entire Loan Group 1 Principal Distribution Amount for that distribution date, reduced by any portion of that amount
               allocable to the class A-1 and A-2 certificates as described in the preceding two bullets; and

          2.   the total principal balance of the class A-3 certificates
               immediately prior to that distribution date;

     o    in the case of the class A-4 certificates, the lesser of--

          1.   the entire Loan Group 1 Principal Distribution Amount for that distribution date, reduced by any portion of that amount
               allocable to the class A-1, A-2 and A-3 certificates as described in the preceding three bullets; and

          2.   the total principal balance of the class A-4 certificates
               immediately prior to that distribution date; and

     o    in the case of the class A-5 certificates, the lesser of--

          1.   the entire Loan Group 1 Principal Distribution Amount for that distribution date, reduced by any portion of that amount
               allocable to the class A-1, A-2, A-3 and A-4 certificates as described in the preceding four bullets; and

          2.   the total principal balance of the class A-5 certificates
               immediately prior to that distribution date.

     In general, the portion of the Principal Distribution Amount that will be allocated to the class A-1A certificates on each distribution date will equal the lesser of--

     o    the entire Loan Group 2 Principal Distribution Amount for that distribution date; and

     o    the total principal balance of the class A-1A certificates immediately prior to that distribution date.

     If the Loan Group 1 Principal Distribution Amount for any distribution date exceeds the total principal balance of the class A-1, A-2, A-3, A-4 and A-5 certificates outstanding immediately prior to that distribution date, then
(following retirement of the class A-1, A-2, A-3, A-4 and A-5 certificates) the remaining portion thereof would be allocated to the class A-1A certificates, up to the extent necessary to retire such class of certificates. Similarly, if the
Loan Group 2 Principal Distribution Amount for any distribution date exceeds the total principal balance of the class A-1A certificates outstanding immediately prior to that distribution date, then (following retirement of the class A-1A certificates) the remaining portion thereof would be allocated to the class A-1,
A-2, A-3, A-4 and A-5 certificates, in that order, up to the extent necessary to retire each such class of certificates.

     Notwithstanding the foregoing, if any two or more of the A-1, A-2, A-3,
A-4, A-5 and A-1A classes are outstanding at a time when the total principal balance of the class B, C, D, E, F, G, H, J, K, L, M, N, P and Q certificates has been reduced to zero as described under "--Reductions to Certificate
Principal Balances in Connection With Realized Losses and Additional Trust Fund
Expenses" below, then the Principal Distribution Amount for each distribution date thereafter will be allocable among the A-1, A-2, A-3, A-4, A-5 and A-1A classes that remain outstanding on a pro rata basis in accordance with their respective total principal balances immediately prior to that distribution date, in each case up to that total principal balance and without regard to loan groups.

                                     S-149

     Following the retirement of the class A-1, A-2, A-3, A-4, A-5 and A-1A certificates, the Principal Distribution Amount for each distribution date will be allocated to the respective classes of certificates identified in the table below and in the order of priority set forth in that table, in each case up to the lesser of--

     o    the portion of that Principal Distribution Amount that remains unallocated; and

     o    the total principal balance of the particular class immediately prior to that distribution date.

ORDER OF ALLOCATION   CLASS
-------------------   -----
         1              B
         2              C
         3              D
         4              E
         5              F
         6              G
         7              H
         8              J
         9              K
        10              L
        11              M
        12              N
        13              P
        14              Q

     In no event will the holders of any class of certificates listed in the foregoing table be entitled to receive any payments of principal until the total principal balance of the class A-1, A-2, A-3, A-4, A-5 and A-1A certificates is reduced to zero. Furthermore, in no event will the holders of any class of certificates listed in the foregoing table be entitled to receive any payments of principal until the total principal balance of all other classes of certificates, if any, listed above it in the foregoing table is reduced to zero.

     Reimbursement Amounts. As discussed under "--Reductions of Certificate
Principal Balances in Connection with Realized Losses and Additional Trust Fund
Expenses" below, the total principal balance of any class of principal balance certificates may be reduced without a corresponding payment of principal. If that occurs with respect to any class of principal balance certificates then, subject to available funds from time to time and the priority of payments described under "--Payments--Priority of Payments" below, the holders of that class may receive reimbursement of the amount of any such reduction, without interest. References to the "loss reimbursement amount" under
"--Payments--Priority of Payments" below mean, in the case of any class of principal balance certificates, the total amount of all previously unreimbursed reductions, if any, made in the total principal balance of that class on all prior distribution dates as discussed under "--Reductions of Certificate
Principal Balances in Connection with Realized Losses and Additional Trust Fund
Expenses" below.

     In limited circumstances, the total principal balance of a class of principal balance certificates that was previously reduced as described in the preceding paragraph without a corresponding payment of principal, may be reinstated (up to the amount of the prior reduction), with interest. Any such reinstatement of principal balance would result in a corresponding reduction in the loss reimbursement amount otherwise payable to the holders of the subject class of principal balance certificates. In general, such a reinstatement of principal balance on any particular distribution date would result from any recoveries of Nonrecoverable Advances (or interest thereon) that was reimbursed in a prior collection period from the principal portion of general collections on the mortgage pool and that are included in the Principal Distribution Amount for such Distribution Date.

     Priority of Payments. On each distribution date, the trustee will apply the
Available Distribution Amount for that date applicable to the related loan group or both loan groups, to make the following payments in the

                                     S-150

following order of priority, in each case to the extent of the remaining applicable portion of the Available Distribution Amount:

ORDER OF    RECIPIENT CLASS
 PAYMENT       OR CLASSES                  TYPE AND AMOUNT OF PAYMENT
--------   -----------------   -------------------------------------------------
    1          XC and XP*      From the entire Available Distribution Amount,
                               interest up to the total interest payable on
                               those classes, pro rata, based on entitlement,
                               without regard to loan groups

             A-1, A-2, A-3,    From the portion of the Available Distribution
              A-4 and A-5*     Amount attributable to the mortgage loans in loan
                               group 1, interest up to the total interest
                               payable on those classes, pro rata, based on
                               entitlement

                 A-1A*         From the portion of the Available Distribution
                               Amount attributable to the mortgage loans in loan
                               group 2, interest up to the total interest
                               payable on that class

    2        A-1, A-2, A-3,    Principal up to the Loan Group 1 Principal
             A-4 and A-5**     Distribution Amount (and, if the class A-1A
                               certificates are retired, any remaining portion
                               of the Loan Group 2 Principal Distribution
                               Amount), to class A-1, A-2, A-3, A-4 and A-5, in
                               that order, in each case until retired

                 A-1A**        Principal up to the Loan Group 2 Principal
                               Distribution Amount (and, if the class A-5
                               certificates are retired, any remaining portion
                               of the Loan Group 1 Principal Distribution
                               Amount), to class A-1A until it is retired

    3        A-1, A-2, A-3,    Reimbursement up to the loss reimbursement
           A-4, A-5 and A-1A   amounts for those classes, pro rata, based on
                               entitlement, without regard to loan groups
--------------------------------------------------------------------------------
    4              B           Interest up to the total interest payable on that
                               class

    5              B           Principal up to the portion of the Principal
                               Distribution Amount allocable to that class

    6              B           Reimbursement up to the loss reimbursement amount
                               for that class
--------------------------------------------------------------------------------
    7              C           Interest up to the total interest payable on that
                               class

    8              C           Principal up to the portion of the Principal
                               Distribution Amount allocable to that class

    9              C           Reimbursement up to the loss reimbursement amount
                               for that class
--------------------------------------------------------------------------------
   10              D           Interest up to the total interest payable on that
                               class

   11              D           Principal up to the portion of the Principal
                               Distribution Amount allocable to that class

   12              D           Reimbursement up to the loss reimbursement amount
                               for that class
--------------------------------------------------------------------------------
   13              E           Interest up to the total interest payable on that
                               class

                                     S-151

ORDER OF    RECIPIENT CLASS
 PAYMENT       OR CLASSES                  TYPE AND AMOUNT OF PAYMENT
--------   -----------------   -------------------------------------------------
   14              E           Principal up to the portion of the Principal
                               Distribution Amount allocable to that class

   15              E           Reimbursement up to the loss reimbursement amount
                               for that class
--------------------------------------------------------------------------------
   16              F           Interest up to the total interest payable on that
                               class

   17              F           Principal up to the portion of the Principal
                               Distribution Amount allocable to that class

   18              F           Reimbursement up to the loss reimbursement amount
                               for that class
--------------------------------------------------------------------------------
   19              G           Interest up to the total interest payable on that
                               class

   20              G           Principal up to the portion of the Principal
                               Distribution Amount allocable to that class

   21              G           Reimbursement up to the loss reimbursement amount
                               for that class
--------------------------------------------------------------------------------
   22              H           Interest up to the total interest payable on that
                               class

   23              H           Principal up to the portion of the Principal
                               Distribution Amount allocable to that class

   24              H           Reimbursement up to the loss reimbursement amount
                               for that class
--------------------------------------------------------------------------------
   25              J           Interest up to the total interest payable on that
                               class

   26              J           Principal up to the portion of the Principal
                               Distribution Amount allocable to that class

   27              J           Reimbursement up to the loss reimbursement amount
                               for that class
--------------------------------------------------------------------------------
   28              K           Interest up to the total interest payable on that
                               class

   29              K           Principal up to the portion of the Principal
                               Distribution Amount allocable to that class

   30              K           Reimbursement up to the loss reimbursement
                               amount for that class
--------------------------------------------------------------------------------
   31              L           Interest up to the total interest payable on that
                               class

   32              L           Principal up to the portion of the Principal
                               Distribution Amount allocable to that class

   33              L           Reimbursement up to the loss reimbursement amount
                               for that class
--------------------------------------------------------------------------------

                                      S-152

ORDER OF    RECIPIENT CLASS
 PAYMENT       OR CLASSES                  TYPE AND AMOUNT OF PAYMENT
--------   -----------------   -------------------------------------------------
   34              M           Interest up to the total interest payable on that
                               class

   35              M           Principal up to the portion of the Principal
                               Distribution Amount allocable to that class

   36              M           Reimbursement up to the loss reimbursement amount
                               for that class
--------------------------------------------------------------------------------
   37              N           Interest up to the total interest payable on that
                               class

   38              N           Principal up to the portion of the Principal
                               Distribution Amount allocable to that class

   39              N           Reimbursement up to the loss reimbursement amount
                               for that class
--------------------------------------------------------------------------------
   40              P           Interest up to the total interest payable on that
                               class

   41              P           Principal up to the portion of the Principal
                               Distribution Amount allocable to that class

   42              P           Reimbursement up to the loss reimbursement amount
                               for that class
--------------------------------------------------------------------------------
   43              Q           Interest up to the total interest payable on that
                               class

   44              Q           Principal up to the portion of the Principal
                               Distribution Amount allocable to that class

   45              Q           Reimbursement up to the loss reimbursement amount
                               for that class
--------------------------------------------------------------------------------
   46         R-I and R-II     Any remaining portion of the Available
                               Distribution Amount

----------
*    If the portion of the Available Distribution Amount allocable to pay interest on any one or more of the A-1, A-2, A-3, A-4, A-5, A-1A, XC and XP classes, as set forth in the table above, is insufficient for that purpose, then the Available Distribution Amount will be applied to pay interest on all those classes, pro rata based on entitlement.

**   In general, no payments of principal will be made in respect of the class
     A-2 certificates until the total principal balance of the class A-1 certificates is reduced to zero, no payments of principal will be made in respect of the class A-3 certificates until the total principal balance of the class A-2 certificates is reduced to zero, no payments of principal will be made in respect of the class A-4 certificates until the total principal balance of the class A-3 certificates is reduced to zero, and no payments of principal will be made in respect of the class A-5 certificates until the total principal balance of the class A-4 certificates is reduced to zero. In addition, for purposes of receiving distributions of principal from the Loan Group 1 Principal Distribution Amount, the holders of the class A-1, A-2, A-3, A-4 and A-5 certificates will have a prior right, relative to the holders of the class A-1A certificates, to any available funds attributable to loan group 1; and, for purposes of receiving distributions of principal from the Loan Group 2 Principal Distribution
     Amount, the holders of the class A-1A certificates will have a prior right, relative to the holders of the class A-1, A-2, A-3, A-4 and A-5 certificates, to any available funds attributable to Loan Group 2. However, if any two or more of the A-1, A-2, A-3, A-4, A-5 and A-1A classes are outstanding at a time when the total principal balance of the class B, C,
     D, E, F, G, H, J, K, L, M, N, P and Q certificates has been reduced to zero as described under "--Reductions to Certificate Principal Balances in
     Connection With Realized Losses and Additional Trust Fund Expenses" below, payments of principal on the outstanding class A-1, A-2, A-3, A-4, A-5 and
     A-1A certificates will be made on a pro rata basis in accordance with the respective total principal balances of those classes then outstanding, without regard to loan groups.

                                     S-153

     Payments of Prepayment Premiums and Yield Maintenance Charges. If any
prepayment consideration is collected during any particular collection period with respect to any mortgage loan, regardless of whether that prepayment consideration is calculated as a percentage of the amount prepaid or in accordance with a yield maintenance formula, then on the distribution date corresponding to that collection period, the trustee will pay a portion of that prepayment consideration to each of the holders of class A-1, A-2, A-3, A-4,
A-5, A-1A, B, C, D, E, F, G and H certificates that are entitled to payments of principal on that distribution date (or, for so long as the class A-5 and A-1A certificates are outstanding, payments of principal on that distribution date from collections on the loan group that includes the prepaid mortgage loan), up to an amount equal to the product of--

     o    the full amount of that prepayment consideration, net of workout fees and principal recovery fees payable from it, multiplied by

     o    a fraction, which in no event may be greater than 1.0, the numerator of which is equal to the excess, if any, of the pass-through rate for that class of certificates over the relevant discount rate, and the denominator of which is equal to the excess, if any, of the mortgage interest rate of the prepaid mortgage loan over the relevant discount rate, and further multiplied by

     o    a fraction, the numerator of which is equal to the amount of principal payable to that class of certificates on that distribution date (or, for so long as the class A-5 and A-1A certificates are outstanding, principal payable to that class of certificates on that distribution date from collections on the loan group that includes the prepaid mortgage loan), and the denominator of which is the Principal
          Distribution Amount (or, for so long as the class A-5 and A-1A certificates are outstanding, the Loan Group 1 Principal Distribution
          Amount or the Loan Group 2 Principal Distribution Amount, as
          applicable) for that distribution date.

     The discount rate applicable to any class of certificates with respect to any prepaid mortgage loan will be equal to the discount rate stated in the relevant mortgage loan documents, or if none is stated, will equal the yield, when compounded monthly, on the U.S. Treasury issue, primary issue, with a maturity date closest to the maturity date for the prepaid mortgage loan. In the event that there are two or more U.S. Treasury issues--

     o    with the same coupon, the issue with the lowest yield will be selected; or

     o    with maturity dates equally close to the maturity date for the prepaid mortgage loan, the issue with the earliest maturity date will be selected.

     The calculation of the discount rate with respect to certain mortgage loans may vary from the above description.

     Following any payment of prepayment consideration as described above, the trustee will pay any remaining portion of the prepayment consideration, net of workout fees and principal recovery fees payable from it, to the holders of the class XC certificates. After the distribution date on which the total principal balance of all classes of certificates, other than the class XC and XP certificates, senior to the class J certificates has been reduced to zero, the trustee will pay any prepayment consideration, net of workout fees and principal recovery fees payable from it, collected on the mortgage loans, entirely to the holders of the class XC certificates.

     Neither we nor the underwriters make any representation as to--

     o    the enforceability of the provision of any promissory note evidencing one of the mortgage loans or any other loan document requiring the payment of a prepayment premium or yield maintenance charge; or

     o    the collectability of any prepayment premium or yield maintenance charge.

                                     S-154

     See "Description of the Mortgage Pool--Terms and Conditions of the Mortgage
Loans--Voluntary Prepayment Provisions" and "--Other Prepayment Provisions" in
this prospectus supplement.

     NOTWITHSTANDING THE FOREGOING, ALL PREPAYMENT PREMIUMS AND YIELD
MAINTENANCE CHARGES PAYABLE AS DESCRIBED ABOVE, WILL BE REDUCED, WITH RESPECT TO
SPECIALLY SERVICED MORTGAGE LOANS, BY AN AMOUNT EQUAL TO ADDITIONAL TRUST FUND
EXPENSES AND REALIZED LOSSES PREVIOUSLY ALLOCATED TO ANY CLASS OF CERTIFICATES.

     Treatment of REO Properties. Notwithstanding that any mortgaged real property may be acquired as part of the trust assets through foreclosure, deed in lieu of foreclosure or otherwise, the related mortgage loan will be treated as having remained outstanding, until the REO Property is liquidated, for purposes of determining--

     o    payments on the certificates;

     o    allocations of Realized Losses and Additional Trust Fund Expenses to
          the certificates; and

     o    the amount of all fees payable to the master servicer, the special servicer, the trustee and the fiscal agent under the pooling and servicing agreement.

     In connection with the foregoing, that mortgage loan deemed to remain outstanding will be taken into account when determining the Weighted Average Net
Mortgage Rate and the Principal Distribution Amount for each distribution date.

     Operating revenues and other proceeds derived from an REO Property administered under the pooling and servicing agreement will be applied--

     o    first, to pay or reimburse the master servicer, the special servicer, the trustee and/or the fiscal agent for the payment of some of the costs and expenses incurred in connection with the operation and disposition of the REO Property; and

     o    second, as collections of principal, interest and other amounts due on the related mortgage loan (or, if the REO Property relates thereto, on an A/B Loan Pair).

     Revenues and other proceeds derived with respect to any Pari Passu Loan
Group REO Property will be similarly applied.

     To the extent described under "--Advances of Delinquent Monthly Debt
Service Payments and Reimbursement of Advances" below, the master servicer, the trustee and the fiscal agent will be required to advance delinquent monthly debt service payments with respect to each mortgage loan as to which the corresponding mortgaged real property has become an REO Property, in all cases as if the mortgage loan had remained outstanding.

REDUCTIONS TO CERTIFICATE PRINCIPAL BALANCES IN CONNECTION WITH REALIZED LOSSES
AND ADDITIONAL TRUST FUND EXPENSES

     As a result of Realized Losses and Additional Trust Fund Expenses, the
total Stated Principal Balance of, together with any Unliquidated Advances with respect to, the mortgage pool may decline below the total principal balance of the principal balance certificates.

     On each distribution date, following the payments to be made to the certificateholders on that distribution date, the trustee will be required to allocate to the respective classes of the principal balance certificates, sequentially in the order described in the following table and, in each case, up to the total principal balance of the subject class, the aggregate of all
Realized Losses and Additional Trust Fund Expenses that were incurred at any time following the cut-off date through the end of the related collection period and were not previously allocated on any prior distribution date, but only to the extent that the total Stated Principal Balance of, together with any

                                     S-155

Unliquidated Advances with respect to, the mortgage pool that will be outstanding immediately following that distribution date exceeds the total principal balance of the principal balance certificates following all payments made to certificateholders on that distribution date.

ORDER OF ALLOCATION               CLASS
-------------------   -----------------------------
          1                         Q
          2                         P
          3                         N
          4                         M
          5                         L
          6                         K
          7                         J
          8                         H
          9                         G
         10                         F
         11                         E
         12                         D
         13                         C
         14                         B
         15            A-1, A-2, A-3, A-4, A-5 and
                      A-1A, pro rata based on total
                            principal balances

     The reductions in the total principal balances of the respective classes of principal balance certificates identified in the foregoing table, will represent an allocation of the Realized Losses and/or Additional Trust Fund Expenses that caused the particular mismatch in balances between the mortgage loans and those classes of certificates. A reduction of this type in the total principal balance of any of the foregoing classes of the principal balance certificates may result in a corresponding reduction in the total notional amount of the class XC and/or
XP certificates.

     A Realized Loss can result from the liquidation of a defaulted mortgage loan or any related REO Property for less than the full amount due thereunder.
In addition, if any portion of the debt due under any of the mortgage loans is forgiven, whether in connection with a modification, waiver or amendment granted or agreed to by the master servicer or the special servicer or in connection with the bankruptcy, insolvency or similar proceeding involving the related borrower, the amount forgiven, other than Penalty Interest, also will be treated as a Realized Loss. Furthermore, any Nonrecoverable Advance reimbursed from principal collections will constitute a Realized Loss. See the definition of
"Realized Loss" in the glossary to this prospectus supplement.

     Some examples of Additional Trust Fund Expenses are:

     o    any special servicing fees, workout fees and principal recovery fees paid to the special servicer, which fees are not covered out of late payment charges and Penalty Interest actually collected on the related mortgage loan;

     o    any interest paid to the master servicer, the special servicer, the trustee and/or the fiscal agent with respect to unreimbursed Advances, which interest payment is not covered out of late payment charges and
          Penalty Interest actually collected on the related mortgage loan;

     o    any amounts payable to the special servicer in connection with inspections of mortgaged real properties, which amounts are not covered out of late payment charges and Penalty Interest actually collected on the related mortgage loan;

                                     S-156

     o    the cost of various opinions of counsel required or permitted to be obtained in connection with the servicing of the mortgage loans and the administration of the other trust assets;

     o    any unanticipated, non-mortgage loan specific expenses of the trust, including--

          1.   any reimbursements and indemnifications to the trustee and/or various related persons described under "Description of the
               Governing Documents--Matters Regarding the Trustee" in the
               accompanying prospectus and any similar reimbursements and indemnifications to the fiscal agent and/or various related persons;

          2.   any reimbursements and indemnification to the master servicer, the special servicer, us and/or various related persons described under "Description of the Governing Documents--Matters Regarding
               the Master Servicer, the Special Servicer, the Manager and Us" in
               the accompanying prospectus; and

          3.   any federal, state and local taxes, and tax-related expenses, payable out of the trust assets, as described under "Federal
               Income Tax Consequences--Taxation of Owners of REMIC Residual
               Certificates--Prohibited Transactions Tax and Other Taxes" in the
               accompanying prospectus;

     o    any amount (other than normal monthly payments) specifically payable or reimbursable to the holder of a B-Note Loan by the trust, in its capacity as holder of the related A-Note Mortgage Loan, pursuant to the related A/B Intercreditor Agreement;

     o    any amount specifically payable or reimbursable to the holder of a
          Pari Passu Non-Trust Mortgage Loan by the trust, in its capacity as holder of the related Pari Passu Trust Mortgage Loan, as applicable, pursuant to the applicable Pari Passu Intercreditor Agreement; and

     o    any amounts expended on behalf of the trust to remediate an adverse environmental condition at any mortgaged real property securing a defaulted mortgage loan as described under "Servicing of the Mortgage
          Loans--Realization Upon Defaulted Mortgage Loans" in this prospectus supplement.

     Any expenses under the Banc of America Series 2004-4 pooling and servicing agreement that are similar to Additional Trust Fund Expenses and that relate to a Pari Passu Loan Group are to be paid first out of collections on the Junior
Portion in such Pari Passu Loan Group and then, pro rata, out of collections on the Senior Portions in such Pari Passu Loan Group, thereby potentially resulting in a loss to the trust. See "Description of the Mortgage Pool--Split Loan
Structures--Pari Passu Loan Groups--Priority of Payments".

     In general, any losses and expenses that are associated with an A/B Loan
Pair will be allocated in accordance with the terms of the related A/B
Intercreditor Agreement, first, to the subject B-Note Loan and, second, to the subject A-Note Mortgage Loan. The portion of those losses and expenses allocated to an A-Note Mortgage Loan will be allocated among the certificates in the manner described above. See "Description of the Mortgage Pool--Split Loan
Structures--A/B Loan Pairs--Allocation of Payments Between Each A-Note Mortgage
Loan and the Related B-Note Loan" in this prospectus supplement.

     From time to time, the Principal Distribution Amount may include items that represent a recovery of Nonrecoverable Advances (or interest thereon) that were previously reimbursed out of the principal portion of general collections on the mortgage pool. In such circumstances, it is possible that the total Stated
Principal Balance of, together with any Unliquidated Advances with respect to, the mortgage pool may exceed the total principal balance of the principal balance certificates. If and to the extent that any such excess exists as a result of the inclusion of such items in the Principal Distribution Amount (and, accordingly, the distribution of such items as principal with respect to the principal balance certificates), the total principal balances of one or more classes that had previously been reduced as described above in this
"--Reductions to Certificate Principal Balances in Connection with Realized
Losses and Additional Trust Fund Expenses" section may be increased (in each case,

                                      S-157

up to the amount of any such prior reduction). Any such increase would be made among the respective classes of principal balance certificates in reverse order that such reductions had been made (i.e., such increases would be made in descending order of seniority); provided that such increases may not result in the total principal balance of the principal balance certificates being in excess of the total Stated Principal Balance of, together with any Unliquidated
Advances with respect to, the mortgage pool. Any such increases will also be accompanied by a reinstatement of the past due interest that would otherwise have accrued if the reinstated principal amounts had never been written off.

ADVANCES OF DELINQUENT MONTHLY DEBT SERVICE PAYMENTS AND REIMBURSEMENT OF
ADVANCES

     The master servicer will be required to make, for each distribution date, a total amount of P&I advances generally equal to all monthly debt service payments (other than balloon payments), and assumed monthly debt service payments (including with respect to balloon mortgage loans and mortgage loans as to which the related mortgaged properties have become REO Properties), in each case net of related master servicing fees, that:

     o    were due or deemed due, as the case may be, with respect to the mortgage loans (other than the Pari Passu Trust Mortgage Loans) during the related collection period; and

     o    were not paid by or on behalf of the respective borrowers or otherwise collected as of the close of business on the related determination date.

     Advances of delinquent monthly debt service payments with respect to the
Pari Passu Trust Mortgage Loans are as described under "Description of the
Mortgage Pool--Split Loan Structures--Pari Passu Loan Groups--Comparison of
Servicing Under the Pooling and Servicing Agreement and the Banc of America
Series 2004-4 Pooling and Servicing Agreement" in this prospectus supplement.

     Notwithstanding the foregoing, if it is determined that an Appraisal
Reduction Amount exists with respect to any mortgage loan, then the master servicer will reduce the interest portion, but not the principal portion, of each P&I advance that it must make with respect to that mortgage loan during the period that the Appraisal Reduction Amount exists. The interest portion of any
P&I advance required to be made with respect to any mortgage loan as to which there exists an Appraisal Reduction Amount, will equal the product of (x) the amount of the interest portion of the P&I advance for that mortgage loan for the related distribution date without regard to this or the prior sentence, and (y)
a fraction, expressed as a percentage, the numerator of which is equal to the
Stated Principal Balance of that mortgage loan immediately prior to the related distribution date, net of the related Appraisal Reduction Amount, if any, and the denominator of which is equal to the Stated Principal Balance of that mortgage loan immediately prior to the related distribution date.

     With respect to the Pari Passu Trust Mortgage Loans, the amount required to be advanced may be reduced based on an appraisal performed by the special servicer under, and an Appraisal Reduction Amount calculated in accordance with, the Banc of America Series 2004-4 pooling and servicing agreement. Any such
Appraisal Reduction Amount will be calculated with respect to the entire Loan
Group in generally the same manner described in this prospectus supplement as if it was an individual mortgage loan and allocated among the mortgage loans comprising such Loan Group, first to the related Junior Portion, up to the unpaid principal balance thereof, and then to the related Senior Portions on a pro rata basis in accordance with their respective unpaid principal balances.

     With respect to any distribution date, the master servicer will be required to make P&I advances either out of its own funds or, subject to the replacement as and to the extent provided in the pooling and servicing agreement, funds held in the master servicer's collection account that are not required to be paid on the certificates on that distribution date (or a combination of both methods).

                                     S-158

     The trustee or the fiscal agent will be required to make any P&I advance that the master servicer (or, with respect to the Pari Passu Trust Mortgage
Loans, the Banc of America Series 2004-4 master servicer) fails to make. See
"--The Trustee" below.

     The master servicer, the trustee and the fiscal agent will each be entitled to recover any P&I advance made by it, out of its own funds, from collections on the mortgage loan as to which the Advance was made out of late collections, liquidation proceeds or insurance and condemnation proceeds. None of the master servicer, the trustee or the fiscal agent will be obligated to make any P&I advance that, in its judgment or in the judgment of the special servicer, would not ultimately be recoverable, together with interest accrued on that Advance, out of collections on the related mortgage loan. In addition, the special servicer may also determine that any P&I advance made or proposed to be made by the master servicer, the trustee or the fiscal agent is not recoverable, together with interest accrued on that Advance, from proceeds of the related mortgage loan, and the master servicer, the trustee and the fiscal agent will be required to act in accordance with such determination. If the master servicer, the trustee or the fiscal agent makes any P&I advance that it or the special servicer subsequently determines, in its judgment, will not be recoverable, together with interest accrued on that Advance, out of collections on the related mortgage loan, it may obtain reimbursement for that Advance together with interest accrued on the Advance as described in the second following paragraph, out of general collections on the mortgage loans and any REO
Properties on deposit in the master servicer's collection account from time to time subject to the limitations and requirements described below. See also
"Description of The Certificates--Advances" in the accompanying prospectus and
"Servicing of the Mortgage Loans--Collection Account" in this prospectus supplement.

     For a discussion of the determination of recoverability with respect to advances made on either of the Pari Passu Trust Mortgage Loans, investors should refer to "Description of the Mortgage Pool--Split Loan Structures--Pari Passu
Loan Groups--Comparison of Servicing Under the Pooling and Servicing Agreement
and the Banc of America Series 2004-4 Pooling and Servicing Agreement" in this prospectus supplement.

     The master servicer, the trustee and the fiscal agent will each be entitled to receive interest on P&I advances made thereby out of its own funds; provided, however, that no interest will accrue on any P&I advance made with respect to a mortgage loan if the related monthly debt service payment is received on its due date or prior to the expiration of any applicable grace period. That interest will accrue on the amount of each P&I advance, for so long as that Advance is outstanding, at an annual rate equal to the prime rate as published in the
"Money Rates" section of The Wall Street Journal, as that prime rate may change from time to time. Interest accrued with respect to any P&I advance will be payable in the collection period in which that Advance is reimbursed--

     o    first, out of Penalty Interest and late payment charges collected on the related mortgage loan during that collection period; and

     o    second, if and to the extent that the Penalty Interest and late charges referred to in clause first are insufficient to cover the advance interest, out of any amounts then on deposit in the master servicer's collection account subject to the limitations for reimbursement of the P&I advances described below.

     A monthly debt service payment will be assumed to be due with respect to:

     o    each balloon mortgage loan that is delinquent in respect of its balloon payment on its stated maturity date, provided that such mortgage loan has not been paid in full and no other liquidation event has occurred in respect thereof before such maturity date; and

     o    each mortgage loan as to which the corresponding mortgaged real property has become an REO Property.

                                     S-159

     The assumed monthly debt service payment deemed due on any mortgage loan described in the first bullet of the prior paragraph that is delinquent as to its balloon payment, will equal, for its stated maturity date and for each successive due date that it remains outstanding and part of the trust, the monthly debt service payment that would have been due on the mortgage loan on the relevant date if the related balloon payment had not come due and the mortgage loan had, instead, continued to amortize and accrue interest according to its terms in effect prior to that stated maturity date. The assumed monthly debt service payment deemed due on any mortgage loan described in the second bullet of the prior paragraph sentence as to which the related mortgaged real property has become an REO Property, will equal, for each due date that the REO
Property remains part of the trust, the monthly debt service payment or, in the case of a mortgage loan delinquent with respect to its balloon payment, the assumed monthly debt service payment that would have been due or deemed due on that mortgage loan had it remained outstanding.

     None of the master servicer, the special servicer, the trustee or the fiscal agent will be required to make any P&I advance with respect to the B-Note
Loan.

     Upon a determination that a previously made Advance, whether it be a servicing advance or P&I advance, is not recoverable, together with interest accrued on that Advance, out of collections on the related mortgage loan, the master servicer, the special servicer, the trustee or the fiscal agent, as applicable, will have the right to be reimbursed for such Advance and interest accrued on such Advance from amounts on deposit in the collection account that constitute principal collections received on all of the mortgage loans in the mortgage pool during the related collection period; provided, however, that if amounts of principal on deposit in the collection account are not sufficient to fully reimburse such party, the party entitled to the reimbursement may elect at its sole option to be reimbursed at that time from general collections in the collection account or to defer the portion of the reimbursement of that Advance equal to the amount in excess of the principal on deposit in the collection account, in which case interest will continue to accrue on the portion of the
Advance that remains outstanding. In either case, the reimbursement will be made first from principal received on the mortgage pool during the collection period in which the reimbursement is made, prior to reimbursement from other collections received during that collection period. In that regard, in the case of reimbursements from principal, such reimbursement will be made from principal received on the mortgage loans included in the loan group to which the mortgage loan in respect of which the Advance was made belongs and, if those collections are insufficient, then from principal received on the mortgage loans in the other loan group. Any Workout-Delayed Reimbursement Amount will be reimbursable
(together with advance interest thereon) to the master servicer in full, only from amounts on deposit in the collection account that constitute principal received on all of the mortgage loans in the mortgage pool during the related collection period (net of amounts necessary to reimburse for Nonrecoverable
Advances and pay interest thereon) and, to the extent that the principal collections during that collection period are not sufficient to reimburse such
Advances and related interest thereon, will be reimbursable (with interest continuing to accrue thereon) from collections of principal on the mortgage loans during subsequent collection periods. In that regard, such reimbursement will be made from principal received on the mortgage loans included in the loan group to which the mortgage loan in respect of which the Advance was made belongs and, if those collections are insufficient, then from principal received on the mortgage loans in the other loan group. Any reimbursement for
Nonrecoverable Advances and interest on Nonrecoverable Advances should result in a Realized Loss which will be allocated in accordance with the loss allocation rules described under "--Reductions to Certificate Principal Balances in
Connection with Realized Losses and Additional Trust Fund Expenses" above. The fact that a decision to recover such Nonrecoverable Advances over time, or not to do so, benefits some classes of certificateholders to the detriment of other classes will not, with respect to the master servicer, constitute a violation of the Servicing Standard or contractual duty under the pooling and servicing agreement and/or with respect to the trustee or the fiscal agent, constitute a violation of any fiduciary duty to certificateholders or contractual duty under the pooling and servicing agreement.

REPORTS TO CERTIFICATEHOLDERS; AVAILABLE INFORMATION

     Trustee Reports. Based solely on information provided in monthly reports prepared by the master servicer and the special servicer and delivered to the trustee, the trustee will be required to prepare and make

                                     S-160

available electronically via its website at www.etrustee.net or, upon written request, provide by first class mail, on each distribution date to each registered holder of a certificate, a trustee report substantially in the form of, and containing the information set forth in, Annex F to this prospectus supplement. The trustee's reporting statement will detail the distributions on the certificates on that distribution date and the performance, both in total and individually to the extent available, of the mortgage loans and the related mortgaged real properties. Recipients will be deemed to have agreed to keep the subject information confidential to the extent such information is not publicly available.

     The special servicer is required to deliver to the master servicer, not later than the time specified in the pooling and servicing agreement, on the business day following each determination date, beginning in December 2004, a
CMSA special servicer loan file that contains the information called for in, or that will enable the master servicer to produce, the CMSA reports required to be delivered by the master servicer to the trustee as described below, in each case with respect to all specially serviced mortgage loans and the REO Properties.

     The master servicer is required to deliver to the trustee, not later than the time specified in the pooling and servicing agreement, on the second business day prior to each distribution date, beginning in December 2004, the
CMSA loan periodic update file with respect to the subject distribution date.

     Beginning in February 2005, on or before each P&I advance date, not later than the time specified in the pooling and servicing agreement, the master servicer must deliver to the trustee a copy of each of the following reports relating to the mortgage loans and, if applicable, any REO Properties:

     o    a CMSA comparative financial status report;

     o    a CMSA delinquent loan status report;

     o    a CMSA historical loan modification and corrected mortgage loan report;

     o    a CMSA historical liquidation report;

     o    a CMSA REO status report;

     o    a CMSA loan level reserve/LOC report;

     o    a CMSA servicer watchlist;

     o    a CMSA property file;

     o    a CMSA loan set-up file; and

     o    a CMSA financial file.

     These reports will provide required information as of the related determination date and will be in an electronic format reasonably acceptable to both the trustee and the master servicer.

     In addition, the master servicer will be required to deliver to the controlling class representative and upon request, the trustee, the following reports required to be prepared and maintained by the master servicer and/or the special servicer:

     o    with respect to any mortgaged real property or REO Property, a CMSA operating statement analysis report; and

     o    with respect to any mortgaged real property or REO Property, a CMSA
          NOI adjustment worksheet.

                                     S-161

     Absent manifest error of which it has actual knowledge, neither the master servicer nor the special servicer will be responsible for the accuracy or completeness of any information supplied to it by a borrower or a third party that is included in reports or other information provided by or on behalf of the master servicer or the special servicer, as the case may be. None of the trustee, the master servicer and the special servicer will make any representations or warranties as to the accuracy or completeness of, and the trustee, the master servicer and the special servicer will disclaim responsibility for, any information made available by the trustee, the master servicer or the special servicer, as the case may be, for which it is not the original source.

     The reports identified in the preceding paragraphs as CMSA reports will be in the forms prescribed in the standard Commercial Mortgage Securities
Association investor reporting package or otherwise approved by the Commercial
Mortgage Securities Association. Current forms of these reports are available at the Commercial Mortgage Securities Association's internet website, located at
www.cmbs.org.

     With respect to the Pari Passu Trust Mortgage Loans, the reports delivered pursuant to the Banc of America Series 2004-4 pooling and servicing agreement are substantially similar, but not identical, to those required under the pooling and servicing agreement. Such reports will be forwarded by the servicers under the Banc of America Series 2004-4 pooling and servicing agreement to the master servicer under the pooling and servicing agreement. To the extent received, the trustee is required to make such reports available as described below under "--Information Available From Trustee", and the master servicer is required to incorporate the information in those reports into the reports that it delivers pursuant to the pooling and servicing agreement.

     Information Available From Trustee. The trustee will, and the master servicer may, but is not required to, make available each month to any interested party (i) the trustee report, (ii) the pooling and servicing agreement and (iii) this prospectus supplement and the accompanying prospectus on their respective internet websites. In addition, the trustee will make available each month, on each distribution date, the Unrestricted Servicer
Reports, the CMSA loan periodic update file, the CMSA loan setup file, the CMSA bond level file, and the CMSA collateral summary file to any interested party on its internet website. The trustee will also make available each month, to the extent received, on each distribution date, (i) the Restricted Servicer Reports, and (ii) the CMSA property file to any holder of a certificate, any certificate owner or any prospective transferee of a certificate or interest therein that provides the trustee with certain required certifications, via the trustee's internet website initially located at www.etrustee.net with the use of a password (or other comparable restricted access mechanism) provided by the trustee. Assistance with the trustee's website can be obtained by calling its
CMBS customer service number: (312) 904-9664.

     The trustee will make no representations or warranties as to the accuracy or completeness of, and may disclaim responsibility for, any information made available by the trustee for which it is not the original source.

     The trustee and the master servicer may require registration and the acceptance of a disclaimer in connection with providing access to its internet website. The trustee and the master servicer will not be liable for the dissemination of information made in accordance with the pooling and servicing agreement.

     Book-Entry Certificates. If you hold your offered certificates in book-entry form through DTC, you may obtain direct access to the monthly reports of the trustee as if you were a certificateholder, provided that you deliver a written certification to the trustee confirming your beneficial ownership in the offered certificates. Otherwise, until definitive certificates are issued with respect to your offered certificates, the information contained in those monthly reports will be available to you only to the extent that it is made available through DTC and the DTC participants or is available on the trustee's internet website. Conveyance of notices and other communications by DTC to the DTC participants, and by the DTC participants to beneficial owners of the offered certificates, will be governed by arrangements among them, subject to any statutory or regulatory requirements as may be in effect from time to time. We, the master servicer, the special servicer, the trustee, the fiscal agent and the certificate registrar are required to recognize as certificateholders only those persons in whose names the certificates are registered on the books and records of the certificate registrar.

                                     S-162

     Other Information. The pooling and servicing agreement will obligate the trustee to make available at its offices, during normal business hours, upon 10 days' advance written notice, for review by any holder or beneficial owner of an offered certificate or any person identified to the trustee as a prospective transferee of an offered certificate or any interest in that offered certificate, originals or copies of, among other things, the following items (to the extent such items are in its possession):

     o    the pooling and servicing agreement, including exhibits, and any amendments to the pooling and servicing agreement;

     o    all trustee reports and monthly reports of the master servicer delivered, or otherwise electronically made available, to
          certificateholders since the date of initial issuance of the offered certificates;

     o    all officer's certificates delivered to the trustee by the master servicer and/or the special servicer since the date of initial issuance of the certificates, as described under "Servicing of the
          Mortgage Loans--Evidence as to Compliance" in this prospectus supplement;

     o    all accountants' reports delivered to the trustee with respect to the master servicer and/or the special servicer since the date of initial issuance of the offered certificates, as described under "Servicing of the Mortgage Loans--Evidence as to Compliance" in this prospectus supplement;

     o    the most recent inspection report with respect to each mortgaged real property for a mortgage loan (other than a Pari Passu Trust Mortgage
          Loan) prepared by the master servicer or the special servicer and delivered to the trustee as described under "Servicing of the Mortgage
          Loans--Inspections; Collection of Operating Information" in this prospectus supplement;

     o    the most recent appraisal, if any, with respect to each mortgaged real property for a mortgage loan (other than a Pari Passu Trust Mortgage
          Loan) obtained by the master servicer or the special servicer and delivered to the trustee;

     o    the most recent annual operating statement and rent roll for each mortgaged real property for a mortgage loan (other than a Pari Passu
          Trust Mortgage Loan) and financial statements of the related borrower collected by the master servicer or the special servicer and delivered to the trustee as described under "Servicing of the Mortgage
          Loans--Inspections; Collection of Operating Information" in this prospectus supplement;

     o    the mortgage files for the mortgage loans (other than the Pari Passu
          Trust Mortgage Loans), including all documents, such as modifications, waivers and amendments of the mortgage loans, that are to be added to the mortgage files from time to time; and

     o    the Banc of America Series 2004-4 pooling and servicing agreement, and any reports, statements, documents and other written information delivered under that agreement to the master servicer for the trust on behalf of the trustee, or to the trustee, as holder of the Pari Passu
          Trust Mortgage Loans.

     Copies of any and all of the foregoing items will be available from the trustee upon request. However, the trustee will be permitted to require payment of a sum sufficient to cover the reasonable costs and expenses of providing the copies.

     In connection with providing access to or copies of the items described above, the trustee may require:

     o    in the case of a beneficial owner of an offered certificate held in book-entry form, a written confirmation executed by the requesting person or entity, in a form reasonably acceptable to the trustee, generally to the effect that the person or entity is a beneficial owner of offered certificates and will keep the information confidential; and

                                     S-163

     o    in the case of a prospective purchaser of an offered certificate or any interest in that offered certificate, confirmation executed by the requesting person or entity, in a form reasonably acceptable to the trustee, generally to the effect that the person or entity is a prospective purchaser of offered certificates or an interest in offered certificates, is requesting the information for use in evaluating a possible investment in the offered certificates and will otherwise keep the information confidential.

     The certifications referred to in the prior paragraph may include an indemnity from the certifying party for a breach. Registered holders of the offered certificates will be deemed to have agreed to keep the information described above confidential by the acceptance of their certificates.

VOTING RIGHTS

     At all times during the term of the pooling and servicing agreement, 100%
of the voting rights for the certificates will be allocated among the respective classes of certificates as follows:

     o    2% in the aggregate in the case of the class XC and XP certificates
          (allocated, pro rata, between the XC and XP classes based on their respective total notional amounts) and

     o    in the case of any class of principal balance certificates, a percentage equal to the product of 98% and a fraction, the numerator of which is equal to the then total principal balance of such class of principal balance certificates and the denominator of which is equal to the then total principal balance of all of the principal balance certificates.

     The holders of the class R-I and R-II certificates will not be entitled to any voting rights. Voting rights allocated to a class of certificates will be allocated among the related certificateholders in proportion to the percentage interests in such class evidenced by their respective certificates. In addition, if the master servicer is the holder of any class XC, XP, A-1, A-2, A-3, A-4,
A-5, A-1A, B, C, D, E, F, G, H, J, K, L, M, N, P or Q certificate, the master servicer, in its capacity as a certificateholder, will have no voting rights with respect to matters concerning compensation affecting the master servicer.
See "Description of The Certificates--Voting Rights" in the accompanying prospectus.

TERMINATION

     The obligations created by the pooling and servicing agreement will terminate following the earliest of--

     o    the final payment or advance on, or other liquidation of, the last mortgage loan or related REO Property remaining in the trust; and

     o    the purchase of all of the mortgage loans and REO Properties remaining in the trust by the holder of the certificates with the largest percentage of voting rights allocated to the controlling class (such holder referred to as the plurality subordinate certificateholder), the master servicer or the special servicer, in that order of preference, after the Stated Principal Balance of the mortgage pool has been reduced to less than 1.0% of the initial mortgage pool balance.

     Written notice of termination of the pooling and servicing agreement will be given to each certificateholder. The final payment with respect to each certificate will be made only upon surrender and cancellation of that certificate at the office of the certificate registrar or at any other location specified in the notice of termination.

     Any purchase by the master servicer, the special servicer or the majority subordinate certificateholder of all the mortgage loans and REO Properties remaining in the trust is required to be made at a price equal to:

     o    the sum of--

                                     S-164

          1.   the then total principal balance of all the mortgage loans then included in the trust (excluding any mortgage loans as to which the related mortgaged real properties have become REO
               Properties), together with interest thereon plus any accrued and unpaid interest on P&I advances made with respect to such
               mortgage loans, unreimbursed servicing advances for those
               mortgage loans plus any accrued and unpaid interest on such servicing advances, any reasonable costs and expenses incurred in connection with any such purchase and any other Additional Trust
               Fund Expenses (including any Additional Trust Fund Expenses previously reimbursed or paid by the trust fund but not so reimbursed by the related borrower or from insurance proceeds or condemnation proceeds); and

          2.   the appraised value of all REO Properties then included in the trust, as determined by an appraiser mutually agreed upon by the master servicer, the special servicer and the trustee, minus

     o    solely in the case of a purchase by the master servicer, the total of all amounts payable or reimbursable to the master servicer under the pooling and servicing agreement.

     The purchase will result in early retirement of the outstanding certificates. The termination price, exclusive of any portion of the termination price payable or reimbursable to any person other than the certificateholders, will constitute part of the Available Distribution Amount for the final distribution date.

     IF A CONTROLLING CLASS REPRESENTATIVE HAS BEEN APPOINTED AND IS ACTING IN
THAT CAPACITY, THE CONTROLLING CLASS REPRESENTATIVE WILL HAVE THE RIGHT, IN LIEU
OF THE PLURALITY SUBORDINATE CERTIFICATEHOLDER, TO EXERCISE THE PURCHASE RIGHTS
OF THOSE HOLDERS DESCRIBED ABOVE.

     In addition, if, following the date on which the total principal balances of the class A-1, A-2, A-3, A-4, A-5, A-1A, B, C and D certificates are reduced to zero, all of the remaining certificates are held by the same certificateholder, the trust fund may also be terminated, subject to such additional conditions as may be set forth in the pooling and servicing agreement, in connection with an exchange of all the remaining certificates for all the mortgage loans and REO Properties remaining in the trust fund at the time of exchange.

THE TRUSTEE

     LaSalle Bank National Association, a national banking association with its principal offices located in Chicago, will act as trustee on behalf of the certificateholders. As of the date of initial issuance of the offered certificates, the office of the trustee primarily responsible for administration of the trust assets, its corporate trust office, is located at 135 South LaSalle
Street, Suite 1625, Chicago, Illinois 60603, Attention: Global Securitization
Trust Services Group--Merrill Lynch Mortgage Trust, Series 2004-BPC1.

     The trustee is at all times required to be a corporation, bank, trust company or association organized and doing business under the laws of the U.S.
or any State of the U.S. or the District of Columbia. In addition, the trustee must at all times--

     o    be authorized under those laws to exercise trust powers;

     o    have a combined capital and surplus of at least $100,000,000; and

     o    be subject to supervision or examination by a federal or state banking authority.

     If the corporation, bank, trust company or association publishes reports of condition at least annually, in accordance with law or the requirements of the supervising or examining authority, then the combined capital and surplus of the corporation, bank, trust company or association will be deemed to be its combined capital and surplus as described in its most recent published report of condition.

                                     S-165

     We, the master servicer, the special servicer and our and their respective affiliates, may from time to time enter into normal banking and trustee relationships with the trustee and its affiliates. The trustee and any of its respective affiliates may hold certificates in their own names. In addition, for purposes of meeting the legal requirements of some local jurisdictions, the master servicer and the trustee acting jointly will have the power to appoint a co-trustee or separate trustee of all or any part of the trust assets. All rights, powers, duties and obligations conferred or imposed upon the trustee will be conferred or imposed upon the trustee and the separate trustee or co-trustee jointly, or in any jurisdiction in which the trustee shall be incompetent or unqualified to perform some acts, singly upon the separate trustee or co-trustee who shall exercise and perform its rights, powers, duties and obligations solely at the direction of the trustee.

     The trustee will be entitled to a monthly fee for its services, which fee will be calculated on the same interest accrual basis as the mortgage loans, which will be either a 30/360 basis or on an Actual/360 Basis, at 0.0017% per annum on the Stated Principal Balance outstanding from time to time of each mortgage loan. The trustee fee is payable out of general collections on the mortgage loans and any REO Properties in the trust.

     See also "Description of the Governing Documents--The Trustee", "--Duties
of the Trustee", "--Matters Regarding the Trustee" and "--Resignation and
Removal of the Trustee" in the accompanying prospectus.

THE FISCAL AGENT

     ABN AMRO Bank N.V., a banking corporation organized under the laws of The
Netherlands, will act as fiscal agent pursuant to the pooling and servicing agreement. The fiscal agent's office is located at 135 South LaSalle Street,
Suite 1625, Chicago, Illinois 60603, Attention: Global Securitization Trust
Services Group--Merrill Lynch Mortgage Trust, Series 2004-BPC1. The fiscal agent will be deemed to have been removed in the event of the resignation or removal of the trustee.

     The fiscal agent will make no representation as to the validity or sufficiency of the pooling and servicing agreement, the certificates, the mortgage loans, this prospectus supplement (except for the information in the immediately preceding paragraph) or related documents. The duties and obligations of the fiscal agent consist only of making advances as described in this prospectus supplement; and the fiscal agent will not be liable except for the performance of such duties and obligations.

     In the event that the master servicer and the trustee fail to make a required advance, the fiscal agent will be required to make such advance, provided that the fiscal agent will not be obligated to make any advance that it deems to be a Nonrecoverable Advance. The fiscal agent will be entitled to rely conclusively on any determination by the master servicer or the trustee, as applicable, that an advance, if made, would not be recoverable. The fiscal agent will be entitled to reimbursement for each advance made by it in the same manner and to the same extent as the trustee and the master servicer.

     The duties and obligations of the fiscal agent will consist only of making advances as described above. The fiscal agent will not be liable except for the performance of such duties and obligations. The fiscal agent will be entitled to the same protections, immunities and indemnities as are afforded to the trustee.

                        YIELD AND MATURITY CONSIDERATIONS

YIELD CONSIDERATIONS

     General. The yield on any offered certificate will depend on:

     o    the price at which the certificate is purchased by an investor; and

     o    the rate, timing and amount of payments on the certificate.

                                     S-166

     The rate, timing and amount of payments on any offered certificate will in turn depend on, among other things:

     o    the pass-through rate for the certificate;

     o    the rate and timing of principal payments, including principal prepayments, and other principal collections on the mortgage loans and the extent to which those amounts are to be applied or otherwise result in reduction of the principal balance or notional amount of the certificate;

     o    the rate, timing and severity of Realized Losses and Additional Trust
          Fund Expenses and the extent to which those losses and expenses result in the reduction of the principal balance or notional amount of the certificate; and

     o    the timing and severity of any Net Aggregate Prepayment Interest
          Shortfalls and the extent to which those shortfalls result in the reduction of the interest payments on the certificate.

     Pass-Through Rates. The pass-through rates for the class ___, ___, ___, and
___ certificates are, in the case of each of these classes, equal to, based on or limited by the Weighted Average Net Mortgage Rate. As a result, the respective pass-through rates (and, accordingly, the respective yields to maturity) on the class ___, ___, ___, ___, and ___ certificates could be adversely affected if mortgage loans with relatively high Net Mortgage Rates experienced a faster rate of principal payments than mortgage loans with relatively low Net Mortgage Rates. This means that the respective yields to maturity on the class ___, ___, ___, ___, and ___ certificates could be sensitive to changes in the relative composition of the mortgage pool as a result of scheduled amortization, voluntary prepayments and liquidations of mortgage loans following default.

     See "Description of the Offered Certificates--Payments--Calculation of
Pass-Through Rates" and "Description of the Mortgage Pool" in this prospectus supplement and "--Rate and Timing of Principal Payments" below.

     Rate and Timing of Principal Payments. The yield to maturity on any offered certificates purchased at a discount or a premium will be affected by, the frequency and timing of principal payments made in reduction of the total principal balances or notional amounts of the certificates. In turn, the frequency and timing of principal payments that are paid or otherwise result in reduction of the total principal balance or notional amount, as the case may be, of any offered certificate will be directly related to the frequency and timing of principal payments on or with respect to the mortgage loans (or, in some cases, a particular group of mortgage loans). Finally, the rate and timing of principal payments on or with respect to the mortgage loans will be affected by their amortization schedules, the dates on which balloon payments are due and the rate and timing of principal prepayments and other unscheduled collections on them, including for this purpose, collections made in connection with liquidations of mortgage loans due to defaults, casualties or condemnations affecting the mortgaged real properties, or purchases or other removals of mortgage loans from the trust.

     Prepayments and other early liquidations of the mortgage loans will result in payments on the certificates of amounts that would otherwise be paid over the remaining terms of the mortgage loans. This will tend to shorten the weighted average lives of some or all of the offered certificates. Defaults on the mortgage loans, particularly at or near their maturity dates, may result in significant delays in payments of principal on the mortgage loans and, accordingly, on the certificates, while workouts are negotiated or foreclosures are completed. These delays will tend to lengthen the weighted average lives of some or all of the offered certificates. See "Servicing of the Mortgage
Loans--Modifications, Waivers, Amendments and Consents" in this prospectus supplement.

     The extent to which the yield to maturity on any offered certificate may vary from the anticipated yield will depend upon the degree to which the certificate is purchased at a discount or premium and when, and to what degree, payments of principal on the mortgage loans (and, in particular, with respect to the class A-1, A-2, A-3,

                                     S-167

A-4 and A-5 certificates, the mortgage loans in loan group 1, and with respect to the class A-1A certificates, the mortgage loans in loan group 2) are in turn paid or otherwise result in a reduction of the principal balance or notional amount of the certificate. If you purchase your offered certificates at a discount from their total principal balance, your actual yield could be lower than your anticipated yield if the principal payments on the mortgage loans
(and, in particular, with respect to the class A-1, A-2, A-3, A-4 and A-5 certificates, the mortgage loans in loan group 1, and with respect to the class
A-1A certificates, the mortgage loans in loan group 2) are slower than you anticipated. If you purchase any offered certificates at a premium relative to their total principal balance, you should consider the risk that a faster than anticipated rate of principal payments on the mortgage loans (and, in particular, with respect to the class A-1, A-2, A-3, A-4 and A-5 certificates, the mortgage loans in loan group 1, and with respect to the class A-1A certificates, the mortgage loans in loan group 2) could result in an actual yield to you that is lower than your anticipated yield.

     Because the rate of principal payments on or with respect to the mortgage loans will depend on future events and a variety of factors, no assurance can be given as to that rate or the rate of principal prepayments in particular. We are not aware of any relevant publicly available or authoritative statistics with respect to the historical prepayment experience of a large group of real estate loans comparable to those in the mortgage pool.

     Even if they are available and payable on your offered certificates, prepayment premiums and yield maintenance charges may not be sufficient to offset fully any loss in yield on your offered certificates attributable to the related prepayments of the mortgage loans. Prepayment consideration payable on specially serviced mortgage loans will be applied to reimburse Realized Losses and Additional Trust Fund Expenses previously allocated to any class of certificates. See "Risk Factors--Risks Related to the Offered
Certificates--Yield Maintenance Charges or Defeasance Provisions May Not Fully
Protect Against Prepayment Risk" in this prospectus supplement.

     The yield on any offered certificate with a variable or capped pass-through rate could also be adversely affected if the mortgage loans with relatively higher Net Mortgage Rates pay principal faster than the mortgage loans with relatively lower Net Mortgage Rates.

     As described in this prospectus supplement, the Loan Group 1 Principal
Distribution Amount (and, after the class A-1A certificates have been reduced to zero, any remaining Loan Group 2 Principal Distribution Amount) for each distribution date will generally be distributable first in respect of the class
A-1 certificates until the principal balance thereof is reduced to zero; second, in respect of the class A-2 certificates until the principal balance thereof is reduced to zero; third, in respect of the class A-3 certificates until the principal balance thereof is reduced to zero; fourth, in respect of the class
A-4 certificates until the principal balance thereof is reduced to zero; and
fifth, in respect of the class A-5 certificates until the principal balance thereof is reduced to zero; and the Loan Group 2 Principal Distribution Amount
(and, after the class A-5 certificates have been reduced to zero, any remaining
Loan Group 1 Principal Distribution Amount) for each distribution date will generally be distributable to the class A-1A certificates until the principal balance thereof is reduced to zero. After those distributions, the remaining
Principal Distribution Amount will generally be distributable entirely in respect of the class B, C and D certificates, in that order, and then the respective classes of principal balance certificates not offered in this prospectus supplement, in each case until the total principal balance of each of those classes of certificates is reduced to zero. The yield on the class A-1,
A-2, A-3, A-4 and A-5 certificates will be particularly sensitive to prepayments on mortgage loans in loan group 1, and the yield on the class A-1A certificates will be particularly sensitive to prepayments on mortgage loans in loan group 2.

     Delinquencies and Defaults on the Mortgage Loans. The rate and timing of delinquencies and defaults on the mortgage loans (and, in particular, with respect to the class A-1, A-2, A-3, A-4 and A-5 certificates, on the mortgage loans in loan group 1, and with respect to the class A-1A certificates, the mortgage loans in loan group 2) will affect the amount of payments on your offered certificates, the yield to maturity of your offered certificates, the rate of principal payments on your offered certificates and the weighted average life of your offered certificates.

                                     S-168

     Delinquencies on the mortgage loans, unless covered by P&I advances, may result in shortfalls in payments of interest and/or principal on your offered certificates for the current month. Although any shortfalls in payments of interest may be made up on future distribution dates, no interest would accrue on those shortfalls. Thus, any shortfalls in payments of interest would adversely affect the yield to maturity of your offered certificates.

     If--

     o    you calculate the anticipated yield to maturity for your offered certificates based on an assumed rate of default and amount of losses on the mortgage loans that is lower than the default rate and amount of losses actually experienced; and

     o    the additional losses result in a reduction of the total payments on or the total principal balance or notional amount of your offered certificates,

then your actual yield to maturity will be lower than you calculated and could, under some scenarios, be negative.

     Reimbursement of Advances from general collections of principal on the mortgage pool may reduce distributions of the principal in respect of the offered certificates.

     The timing of any loss on a liquidated mortgage loan that results in a reduction of the total payments on or the total principal balance or notional amount of your offered certificates will also affect your actual yield to maturity, even if the rate of defaults and severity of losses are consistent with your expectations. In general, the earlier your loss occurs, the greater the effect on your yield to maturity.

     Even if losses on the mortgage loans do not result in a reduction of the total payments on or the total principal balance or notional amount of your offered certificates, the losses may still affect the timing of payments on, and the weighted average life and yield to maturity of, your offered certificates.

     Relevant Factors. The following factors, among others, will affect the rate and timing of principal payments and defaults and the severity of losses on or with respect to the mortgage loans:

     o    prevailing interest rates;

     o    the terms of the mortgage loans, including provisions that require the payment of prepayment premiums and yield maintenance charges, provisions that impose prepayment lock-out periods and amortization terms that require balloon payments;

     o    the demographics and relative economic vitality of the areas in which the mortgaged real properties are located;

     o    the general supply and demand for commercial and multifamily rental space of the type available at the mortgaged real properties in the areas in which the mortgaged real properties are located;

     o    the quality of management of the mortgaged real properties;

     o    the servicing of the mortgage loans;

     o    possible changes in tax laws; and

     o    other opportunities for investment.

     See "Risk Factors--Risks Related to the Mortgage Loans", "Description of
the Mortgage Pool" and "Servicing of the Mortgage Loans" in this prospectus supplement and "Description of the Governing Documents"

                                     S-169

and "Yield and Maturity Considerations--Yield and Prepayment Considerations" in
the accompanying prospectus.

     The rate of prepayment on the mortgage loans is likely to be affected by prevailing market interest rates for mortgage loans of a comparable type, term and risk level. When the prevailing market interest rate is below the annual rate at which a mortgage loan accrues interest, the related borrower may have an increased incentive to refinance the mortgage loan. Conversely, to the extent prevailing market interest rates exceed the annual rate at which a mortgage loan accrues interest, the related borrower may be less likely to voluntarily prepay the mortgage loan.

     Depending on prevailing market interest rates, the outlook for market interest rates and economic conditions generally, some borrowers may sell their mortgaged real properties in order to realize their equity in those properties, to meet cash flow needs or to make other investments. In addition, some borrowers may be motivated by federal and state tax laws, which are subject to change, to sell their mortgaged real properties prior to the exhaustion of tax depreciation benefits.

     A number of the borrowers are limited or general partnerships. The bankruptcy of the general partner in a partnership may result in the dissolution of the partnership. The dissolution of a borrower partnership, the winding-up of its affairs and the distribution of its assets could result in an acceleration of its payment obligations under the related mortgage loan.

     We make no representation or warranty regarding:

     o    the particular factors that will affect the rate and timing of prepayments and defaults on the mortgage loans (or any particular group of mortgage loans);

     o    the relative importance of those factors;

     o    the percentage of the total principal balance of the mortgage loans
          (or any particular group of mortgage loans) that will be prepaid or as to which a default will have occurred as of any particular date; or

     o    the overall rate of prepayment or default on the mortgage loans (or any particular group of mortgage loans).

     Unpaid Interest. If the portion of the Available Distribution Amount payable with respect to interest on any class of offered certificates on any distribution date is less than the total amount of interest then payable for the class, the shortfall will be payable to the holders of those certificates on subsequent distribution dates, subject to the available funds on those subsequent distribution dates and the priority of payments described under
"Description of the Offered Certificates--Payments--Priority of Payments" in
this prospectus supplement. That shortfall will not bear interest, however, and will therefore negatively affect the yield to maturity of that class of offered certificates for so long as it is outstanding.

     Delay in Payments. Because monthly payments will not be made on the certificates until several days after the due dates for the mortgage loans during the related collection period, your effective yield will be lower than the yield that would otherwise be produced by your pass-through rate and purchase price, assuming that purchase price did not account for a delay.

CPR MODEL

     Prepayments on loans are commonly measured relative to a prepayment standard or model. The prepayment model used in this prospectus supplement is the constant prepayment rate, or "CPR", model, which represents an assumed constant rate of prepayment each month, which is expressed on a per annum basis, relative to the then-outstanding principal balance of a pool of loans for the life of those loans. The CPR model does not

                                     S-170

purport to be either a historical description of the prepayment experience of any pool of loans or a prediction of the anticipated rate of prepayment of any pool of loans, including the mortgage pool. We do not make any representations about the appropriateness of the CPR model.

WEIGHTED AVERAGE LIVES

     The tables set forth below indicate the respective weighted average lives of the respective classes of the offered certificates and set forth the percentages of the respective initial total principal balances of those classes that would be outstanding after the distribution dates in each of the calendar months shown, subject, however, to the following discussion and the assumptions specified below.

     For purposes of this prospectus supplement, "weighted average life" of any offered certificate refers to the average amount of time that will elapse from the assumed date of settlement of that certificate, which is November 10, 2004, until each dollar of principal of the certificate will be repaid to the investor, based on the Modeling Assumptions. For purposes of this "Yield and
Maturity Considerations" section, the weighted average life of any offered certificate is determined by:

     o    multiplying the amount of each principal payment on the certificate by the number of years from the assumed settlement date to the related distribution date;

     o    summing the results; and

     o    dividing the sum by the total amount of the reductions in the principal balance of the certificate.

     The weighted average life of any offered certificate will be influenced by, among other things, the rate at which principal of the mortgage loans is paid, which may be in the form of scheduled amortization, balloon payments, prepayments, liquidation proceeds, condemnation proceeds or insurance proceeds.
The weighted average life of any offered certificate may also be affected to the extent that additional payments in reduction of the principal balance of that certificate occur as a result of the purchase or other removal of a mortgage loan from the trust or the optional termination of the trust. The purchase of a mortgage loan from the trust will have the same effect on payments to the holders of the privately offered certificates as if the mortgage loan had prepaid in full, except that no prepayment consideration is collectable with respect thereto. As described in this prospectus supplement, the Loan Group 1
Principal Distribution Amount (and, after the class A-1A certificates have been reduced to zero, any remaining Loan Group 2 Principal Distribution Amount) for each distribution date will generally be distributable first in respect of the class A-1 certificates until the principal balance thereof is reduced to zero;
second, in respect of the class A-2 certificates until the principal balance thereof is reduced to zero; third, in respect of the class A-3 certificates until the principal balance thereof is reduced to zero; fourth, in respect of the class A-4 certificates until the principal balance thereof is reduced to zero; and fifth, in respect of the class A-5 certificates until the principal balance thereof is reduced to zero; and the Loan Group 2 Principal Distribution
Amount (and, after the class A-5 certificates have been reduced to zero, any remaining Loan Group 1 Principal Distribution Amount) for each distribution date will generally be distributable to the class A-1A certificates until the principal balance thereof is reduced to zero. After those distributions, the remaining Principal Distribution Amount will generally be distributable entirely in respect of the class B, C and D Certificates, in that order, and then the respective classes of principal balance certificates not offered in this prospectus supplement, in each case until the principal balance of such class of certificates is reduced to zero.

     The tables set forth below have been prepared on the basis of the Modeling
Assumptions. The actual characteristics and performance of the mortgage loans will differ from the assumptions used in calculating the tables set forth below.
The tables set forth below are hypothetical in nature and are provided only to give a general sense of how the principal cash flows might behave under each assumed prepayment scenario. In particular, the tables were prepared on the basis of the assumption that there are no losses or defaults on the mortgage loans. Any difference between those assumptions and the actual characteristics and performance of the mortgage loans, or actual prepayment or loss experience, will affect the percentages of the respective initial total

                                     S-171

principal balances of the various classes of subject offered certificates outstanding over time and their respective weighted average lives.

 PERCENTAGES OF THE CLOSING DATE PRINCIPAL BALANCE OF THE CLASS A-1 CERTIFICATES

DISTRIBUTION DATE                      0% CPR   25% CPR   50% CPR   75% CPR   100% CPR
------------------------------------   ------   -------   -------   -------   --------

Initial Percentage .................    100%      100%      100%      100%      100%
November 12, 2005 ..................     84        84        84        84        84
November 12, 2006 ..................     65        65        65        65        65
November 12, 2007 ..................     42        42        42        42        42
November 12, 2008 ..................     16        16        16        16        16
November 12, 2009 and thereafter ...      0         0         0         0         0

Weighted Average Life (in Years) ...    2.6       2.6       2.6       2.6       2.6

 PERCENTAGES OF THE CLOSING DATE PRINCIPAL BALANCE OF THE CLASS A-2 CERTIFICATES

DISTRIBUTION DATE                      0% CPR   25% CPR   50% CPR   75% CPR   100% CPR
------------------------------------   ------   -------   -------   -------   --------

Initial Percentage .................    100%      100%      100%      100%      100%
November 12, 2005 ..................    100       100       100       100       100
November 12, 2006 ..................    100       100       100       100       100
November 12, 2007 ..................    100       100       100       100       100
November 12, 2008 ..................    100       100       100       100       100
November 12, 2009 ..................      9         9         9         9         9
November 12, 2010 and thereafter ...      0         0         0         0         0

Weighted Average Life (in Years) ...    4.8       4.8       4.8       4.8       4.6

 PERCENTAGES OF THE CLOSING DATE PRINCIPAL BALANCE OF THE CLASS A-3 CERTIFICATES

DISTRIBUTION DATE                      0% CPR   25% CPR   50% CPR   75% CPR   100% CPR
------------------------------------   ------   -------   -------   -------   --------

Initial Percentage .................    100%      100%      100%      100%      100%
November 12, 2005 ..................    100       100       100       100       100
November 12, 2006 ..................    100       100       100       100       100
November 12, 2007 ..................    100       100       100       100       100
November 12, 2008 ..................    100       100       100       100       100
November 12, 2009 ..................    100       100       100       100       100
November 12, 2010 ..................     99        99        99        99        99
November 12, 2011 and thereafter ...      0         0         0         0         0

Weighted Average Life (in Years) ...    6.8       6.8       6.8       6.8       6.6

                                      S-172

 PERCENTAGES OF THE CLOSING DATE PRINCIPAL BALANCE OF THE CLASS A-4 CERTIFICATES

DISTRIBUTION DATE                      0% CPR   25% CPR   50% CPR   75% CPR   100% CPR
------------------------------------   ------   -------   -------   -------   --------

Initial Percentage .................    100%      100%      100%      100%      100%
November 12, 2005 ..................    100       100       100       100       100
November 12, 2006 ..................    100       100       100       100       100
November 12, 2007 ..................    100       100       100       100       100
November 12, 2008 ..................    100       100       100       100       100
November 12, 2009 ..................    100       100       100       100       100
November 12, 2010 ..................    100       100       100       100       100
November 12, 2011 ..................    100       100       100       100       100
November 12, 2012 ..................     64        64        64        64        64
November 12, 2013 ..................     25        25        25        25        25
November 12, 2014 and thereafter ...      0         0         0         0         0

Weighted Average Life (in Years) ...    8.4       8.4       8.4       8.4       8.3

 PERCENTAGES OF THE CLOSING DATE PRINCIPAL BALANCE OF THE CLASS A-5 CERTIFICATES

DISTRIBUTION DATE                      0% CPR   25% CPR   50% CPR   75% CPR   100% CPR
------------------------------------   ------   -------   -------   -------   --------

Initial Percentage .................    100%      100%      100%      100%      100%
November 12, 2005 ..................    100       100       100       100       100
November 12, 2006 ..................    100       100       100       100       100
November 12, 2007 ..................    100       100       100       100       100
November 12, 2008 ..................    100       100       100       100       100
November 12, 2009 ..................    100       100       100       100       100
November 12, 2010 ..................    100       100       100       100       100
November 12, 2011 ..................    100       100       100       100       100
November 12, 2012 ..................    100       100       100       100       100
November 12, 2013 ..................    100       100       100       100       100
November 12, 2014 and thereafter ...      0         0         0         0         0

Weighted Average Life (in Years) ...    9.8       9.8       9.7       9.7       9.5

PERCENTAGES OF THE CLOSING DATE PRINCIPAL BALANCE OF THE CLASS A-1A CERTIFICATES

DISTRIBUTION DATE                      0% CPR   25% CPR   50% CPR   75% CPR   100% CPR
------------------------------------   ------   -------   -------   -------   --------

Initial Percentage .................    100%      100%      100%      100%      100%
November 12, 2005 ..................     99        99        99        99        99
November 12, 2006 ..................     98        98        98        98        98
November 12, 2007 ..................     97        97        97        97        97
November 12, 2008 ..................     95        95        95        95        95
November 12, 2009 ..................     58        58        58        58        58
November 12, 2010 ..................     57        57        57        57        57
November 12, 2011 ..................     51        51        51        51        51
November 12, 2012 ..................     50        50        50        50        50
November 12, 2013 ..................     49        49        49        49        49
November 12, 2014 and thereafter ...      0         0         0         0         0

Weighted Average Life (in Years) ...    7.4       7.4       7.4       7.3       7.2

                                     S-173

  PERCENTAGES OF THE CLOSING DATE PRINCIPAL BALANCE OF THE CLASS B CERTIFICATES

DISTRIBUTION DATE                      0% CPR   25% CPR   50% CPR   75% CPR   100% CPR
------------------------------------   ------   -------   -------   -------   --------

Initial Percentage .................    100%      100%      100%      100%      100%
November 12, 2005 ..................    100       100       100       100       100
November 12, 2006 ..................    100       100       100       100       100
November 12, 2007 ..................    100       100       100       100       100
November 12, 2008 ..................    100       100       100       100       100
November 12, 2009 ..................    100       100       100       100       100
November 12, 2010 ..................    100       100       100       100       100
November 12, 2011 ..................    100       100       100       100       100
November 12, 2012 ..................    100       100       100       100       100
November 12, 2013 ..................    100       100       100       100       100
November 12, 2014 and thereafter ...      0         0         0         0         0

Weighted Average Life (in Years) ...    9.9       9.9       9.9       9.9       9.8

  PERCENTAGES OF THE CLOSING DATE PRINCIPAL BALANCE OF THE CLASS C CERTIFICATES

DISTRIBUTION DATE                      0% CPR   25% CPR   50% CPR   75% CPR   100% CPR
------------------------------------   ------   -------   -------   -------   --------

Initial Percentage .................     100%     100%      100%      100%      100%
November 12, 2005 ..................     100      100       100       100       100
November 12, 2006 ..................     100      100       100       100       100
November 12, 2007 ..................     100      100       100       100       100
November 12, 2008 ..................     100      100       100       100       100
November 12, 2009 ..................     100      100       100       100       100
November 12, 2010 ..................     100      100       100       100       100
November 12, 2011 ..................     100      100       100       100       100
November 12, 2012 ..................     100      100       100       100       100
November 12, 2013 ..................     100      100       100       100       100
November 12, 2014 and thereafter ...       0        0         0         0         0

Weighted Average Life (in Years) ...    10.0      9.9       9.9       9.9       9.8

  PERCENTAGES OF THE CLOSING DATE PRINCIPAL BALANCE OF THE CLASS D CERTIFICATES

DISTRIBUTION DATE                      0% CPR   25% CPR   50% CPR   75% CPR   100% CPR
------------------------------------   ------   -------   -------   -------   --------

Initial Percentage .................     100%     100%      100%      100%      100%
November 12, 2005 ..................     100      100       100       100       100
November 12, 2006 ..................     100      100       100       100       100
November 12, 2007 ..................     100      100       100       100       100
November 12, 2008 ..................     100      100       100       100       100
November 12, 2009 ..................     100      100       100       100       100
November 12, 2010 ..................     100      100       100       100       100
November 12, 2011 ..................     100      100       100       100       100
November 12, 2012 ..................     100      100       100       100       100
November 12, 2013 ..................     100      100       100       100       100
November 12, 2014 and thereafter ...       0        0         0         0         0

Weighted Average Life (in Years) ...    10.0     10.0      10.0      10.0       9.8

     The foregoing tables were prepared assuming a 0% CPR during lockout, defeasance and yield maintenance periods, otherwise at indicated CPR. The indicated CPRs are applied to the mortgage loans in the trust fund and do not take into account the Pari Passu Non-Trust Mortgage Loans or the B-Note Loans.

                                      S-174

                                 USE OF PROCEEDS

     Substantially all of the proceeds from the sale of the offered certificates will be used by us to purchase the mortgage loans that we will include in the trust and to pay those expenses incurred in connection with the issuance of the certificates.

                         FEDERAL INCOME TAX CONSEQUENCES

GENERAL

     This is a general summary of the material federal income tax consequences of owning the offered certificates. This summary is directed to initial investors that hold the offered certificates as "capital assets" within the meaning of section 1221 of the Code. It does not discuss all United States federal income tax consequences that may be relevant to owners of the offered certificates, particularly as to investors subject to special treatment under the Code, including banks and insurance companies. Prospective investors should consult their tax advisors regarding the federal, state, local, and, if relevant, foreign tax consequences to them of owning offered certificates.

     Further, this summary and any legal opinions referred to in this summary are based on laws, regulations, including the REMIC regulations promulgated by the Treasury Department, rulings and decisions now in effect or (with respect to the regulations) proposed, all of which are subject to change either prospectively or retroactively.

     Upon the issuance of the offered certificates, Sidley Austin Brown & Wood
LLP, New York, New York, our counsel, will deliver its opinion generally to the effect that, assuming compliance with the pooling and servicing agreement, and subject to any other assumptions set forth in the opinion, REMIC I and REMIC II, respectively, will each qualify as a REMIC under the Code.

     The assets of REMIC I will generally include--

     o    the mortgage loans;

     o    any REO Properties acquired on behalf of the certificateholders;

     o    the master servicer's collection account;

     o    the special servicer's REO account; and

     o    the trustee's distribution account and interest reserve account.

     For federal income tax purposes,

     o    the separate non-certificated regular interests in REMIC I will be the regular interests in REMIC I and will be the assets of REMIC II;

     o    the class R-I certificates will evidence the sole class of residual interests in REMIC I;

     o    the class A-1, A-2, A-3, A-4, A-5, A-1A, XC, XP, B, C, D, E, F, G, H,
          J, K, L, M, N, P and Q certificates will evidence the regular interests in, and will generally be treated as debt obligations of,
          REMIC II; and

     o    the class R-II certificates will evidence the sole class of residual interests in REMIC II.

                                      S-175

DISCOUNT AND PREMIUM; PREPAYMENT CONSIDERATION

     Holders of the offered certificates will be required to report income on such regular interests in accordance with the accrual method of accounting.

     One or more classes of the offered certificates may be issued with more than a de minimis amount of original issue discount. Some of the offered certificates may be treated as being issued at a premium. When determining the rate of accrual of original issue discount and premium, if any, for federal income tax purposes the prepayment assumption used will be that subsequent to the date of any determination:

     o    no mortgage loan will be prepaid prior to maturity; and

     o    there will be no extension of maturity for any mortgage loan.

     However, no representation is made as to the actual rate at which the mortgage loans will prepay, if at all. See "Federal Income Tax
Consequences--REMICs--Taxation of Owners of REMIC Regular Certificates" in the
accompanying prospectus.

     The IRS has issued regulations under sections 1271 to 1275 of the Code generally addressing the treatment of debt instruments issued with original issue discount. You should be aware, however, that those regulations and section
1272(a)(6) of the Code do not adequately address all issues relevant to, or are not applicable to, prepayable securities such as the offered certificates. We recommend that you consult with your own tax advisor concerning the tax treatment of your offered certificates.

     If the method for computing original issue discount described in the accompanying prospectus results in a negative amount for any period with respect to any holder of offered certificates, the amount of original issue discount allocable to that period would be zero. The holder would be permitted to offset the negative amount only against future original issue discount, if any, attributable to his or her certificates.

     Some classes of the offered certificates may be treated for federal income tax purposes as having been issued at a premium. Whether any holder of these classes of offered certificates will be treated as holding a certificate with amortizable bond premium will depend on the certificateholder's purchase price and the payments remaining to be made on the certificate at the time of its acquisition by the certificateholder. If you acquire an interest in any class of offered certificates issued at a premium, you should consider consulting your own tax advisor regarding the possibility of making an election to amortize the premium. See "Federal Income Tax Consequences--REMICs--Taxation of Owners of
REMIC Regular Certificates--Premium" in the accompanying prospectus.

     Prepayment premiums and yield maintenance charges actually collected on the mortgage loans will be paid on the offered certificates as and to the extent described in this prospectus supplement. It is not entirely clear under the Code when the amount of a prepayment premium or yield maintenance charge should be taxed to the holder of a class of offered certificates entitled to that amount.
For federal income tax reporting purposes, the tax administrator will report prepayment premiums or yield maintenance charges as income to the holders of a class of offered certificates entitled thereto only after the master servicer's actual receipt of those amounts. The IRS may nevertheless seek to require that an assumed amount of prepayment premiums and yield maintenance charges be included in payments projected to be made on the offered certificates and that taxable income be reported based on the projected constant yield to maturity of the offered certificates. Therefore, the projected prepayment premiums and yield maintenance charges would be included prior to their actual receipt by holders of the offered certificates. If the projected prepayment premiums and yield maintenance charges were not actually received, presumably the holder of an offered certificate would be allowed to claim a deduction or reduction in gross income at the time the unpaid prepayment premiums and yield maintenance charges had been projected to be received. Moreover, it appears that prepayment premiums and yield maintenance charges are to be treated as ordinary income rather than capital gain. The correct characterization of the income is not entirely clear.
We

                                      S-176

recommend you consult your own tax advisors concerning the treatment of prepayment premiums and yield maintenance charges.

CHARACTERIZATION OF INVESTMENTS IN OFFERED CERTIFICATES

     The offered certificates will be treated as "real estate assets" within the meaning of section 856(c)(5)(B) of the Code in the hands of a real estate investment trust or "REIT". Most of the mortgage loans are not secured by real estate used for residential or certain other purposes prescribed in section
7701(a)(19)(C) of the Code. Consequently, the offered certificates will not be treated as assets qualifying under that section. Accordingly, investment in the offered certificates may not be suitable for a thrift institution seeking to be treated as a "domestic building and loan association" under section
7701(a)(19)(C) of the Code. In addition, the offered certificates will be
"qualified mortgages" within the meaning of section 860G(a)(3) of the Code in the hands of another REMIC if transferred to such REMIC on its startup date in exchange for regular or residual interests in such REMIC, and "permitted assets"
under section 860L(c)(1)(G) of the Code in the hands of a financial asset securitization investment trust or "FASIT".

     Finally, interest, including original issue discount, if any, on the offered certificates will be interest described in section 856(c)(3)(B) of the
Code if received by a REIT if 95% or more of the assets of REMIC II are treated as "real estate assets" within the meaning of section 856(c)(5)(B) of the Code.
To the extent that less than 95% of the assets of REMIC II are treated as "real estate assets" within the meaning of section 856(c)(5)(B) of the Code, a REIT holding offered certificates will be treated as receiving directly its proportionate share of the income of the REMIC.

     To the extent an offered certificate represents ownership of an interest in a mortgage loan that is secured in part by cash reserves, that mortgage loan is not secured solely by real estate. Therefore:

     o    a portion of that certificate may not represent ownership of "loans secured by an interest in real property" or other assets described in section 7701(a)(19)(C) of the Code;

     o    a portion of that certificate may not represent ownership of "real estate assets" under section 856(c)(5)(B) of the Code; and

     o    the interest on that certificate may not constitute "interest on obligations secured by mortgages on real property" within the meaning of section 856(c)(3)(B) of the Code.

     In addition, most of the mortgage loans contain defeasance provisions under which the lender may release its lien on the collateral securing the subject mortgage loan in return for the borrower's pledge of substitute collateral in the form of government securities. Generally, under the Treasury regulations, if a REMIC releases its lien on real property that secures a qualified mortgage, the subject mortgage loan ceases to be a qualified mortgage on the date the lien is released unless certain conditions are satisfied. In order for the defeased mortgage loan to remain a qualified mortgage, the Treasury regulations require that--

     1.   the borrower pledges substitute collateral that consist solely of certain government securities,

     2.   the related mortgage loan documents allow that substitution,

     3.   the lien is released to facilitate the disposition of the property or any other customary commercial transaction, and not as part of an arrangement to collateralize a REMIC offering with obligations that are not real estate mortgages, and

     4.   the release is not within two years of the startup day of the REMIC.

     Following the defeasance of a mortgage loan, regardless of whether the foregoing conditions were satisfied, that mortgage loan would not be treated as a "loan secured by an interest in real property" or a "real

                                      S-177

estate asset" and interest on that loan would not constitute "interest on obligations secured by real property" for purposes of sections 7701(a)(19)(C),
856(c)(5)(B) and 856(e)(3)(B) of the Code, respectively.

     See "Description of the Mortgage Pool" in this prospectus supplement and
"Federal Income Tax Consequences--REMICs--Characterization of Investments in
REMIC Certificates" in the accompanying prospectus.

     For further information regarding the federal income tax consequences of investing in the offered certificates, see "Federal Income Tax
Consequences--REMICs" in the accompanying prospectus.

                              ERISA CONSIDERATIONS

     The following description is general in nature, is not intended to be all-inclusive, is based on the law and practice existing at the date of this document and is subject to any subsequent changes therein. In view of the individual nature of ERISA and Code consequences, each potential investor that is a Plan or is investing on behalf of, or with plan assets of a Plan, is advised to consult its own legal advisor with respect to the specific ERISA and
Code consequences of investing in the certificates and to make its own independent decision. The following is merely a summary and should not be construed as legal advice.

     ERISA and section 4975 of the Code impose various requirements on--

     o    Plans, and

     o    persons that are fiduciaries with respect to Plans,

in connection with the investment of the assets of a Plan. For purposes of this discussion, Plans may include qualified pension, profit sharing and Code section
401(k) plans, individual retirement accounts and annuities, Keogh plans and collective investment funds and separate accounts, including, as applicable, insurance company general accounts, in which other Plans are invested.

     A fiduciary of any Plan should carefully review with its legal advisors whether the purchase or holding of offered certificates could be or give rise to a transaction that is prohibited or is not otherwise permitted under ERISA or section 4975 of the Code or whether there exists any statutory, regulatory or administrative exemption applicable thereto. Some fiduciary and prohibited transaction issues arise only if the assets of the trust are "plan assets" for purposes of Part 4 of Title I of ERISA and section 4975 of the Code. Whether the assets of the trust will be plan assets at any time will depend on a number of factors, including the portion of any class of offered certificates that is held by benefit plan investors within the meaning of U.S. Department of Labor
Regulation Section 2510.3-101.

     The U.S. Department of Labor has issued an individual prohibited transaction exemption to each of Merrill Lynch, Pierce, Fenner & Smith
Incorporated and NationsBank Corporation (predecessor in interest to Bank of
America Corporation), identified as Prohibited Transaction Exemptions 90-29 and
93-31, respectively (each of which has been amended by Prohibited Transaction
Exemptions 97-34, 2000-58 and 2002-41), and as subsequently amended from time to time. Subject to the satisfaction of conditions set forth in the Exemption, the
Exemption generally exempts from the application of the prohibited transaction provisions of Sections 406(a) and (b) and 407(a) of ERISA, and the excise taxes imposed on these prohibited transactions under sections 4975(a) and (b) of the
Code, specified transactions relating to, among other things, the servicing and operation of pools of real estate loans, such as the mortgage pool, and the purchase, sale and holding of mortgage pass-through certificates, such as the offered certificates, that are underwritten by an Exemption-Favored Party.

     The Exemption sets forth five general conditions which must be satisfied for a transaction involving the purchase, sale and holding of an offered certificate to be eligible for exemptive relief under the Exemption. The conditions are as follows:

                                      S-178

     o    first, the acquisition of the certificate by a Plan must be on terms that are at least as favorable to the Plan as they would be in an arm's-length transaction with an unrelated party;

     o    second, at the time of its acquisition by the Plan, that certificate must be rated in one of the four highest generic rating categories by
          Fitch, Moody's or S & P;

     o    third, the trustee cannot be an affiliate of any other member of the
          Restricted Group, other than any of the Exemption Favored Parties;

     o    fourth, the following must be true--

          1.   the sum of all payments made to and retained by Exemption-Favored
               Parties must represent not more than reasonable compensation for underwriting the relevant class of certificates;

          2.   the sum of all payments made to and retained by us in connection with the assignment of mortgage loans to the trust must represent not more than the fair market value of the obligations; and

          3.   the sum of all payments made to and retained by the master servicer, the special servicer and any sub-servicer must
               represent not more than reasonable compensation for that person's services under the pooling and servicing agreement and
               reimbursement of that person's reasonable expenses in connection therewith; and

     o    fifth, the investing Plan must be an accredited investor as defined in
          Rule 501(a)(1) of Regulation D under the Securities Act of 1933, as amended.

     It is a condition of their issuance that each class of offered certificates receive an investment grade rating from each of Fitch and S&P. In addition, the initial trustee is not an affiliate of any other member of the Restricted Group.
Accordingly, as of the date of initial issuance of the certificates, the second and third general conditions set forth above will be satisfied with respect to the offered certificates. A fiduciary of a Plan contemplating the purchase of an offered certificate in the secondary market must make its own determination that, at the time of the purchase, the certificate continues to satisfy the second and third general conditions set forth above. A fiduciary of a Plan contemplating the purchase of an offered certificate, whether in the initial issuance of the certificate or in the secondary market, must make its own determination that the first and fourth general conditions set forth above will be satisfied with respect to the certificate as of the date of the purchase. A
Plan's authorizing fiduciary will be deemed to make a representation regarding satisfaction of the fifth general condition set forth above in connection with the purchase of an offered certificate.

     The Exemption also requires that the trust meet the following requirements:

     o    the trust assets must consist solely of assets of the type that have been included in other investment pools;

     o    certificates evidencing interests in those other investment pools must have been rated in one of the four highest generic rating categories of Fitch, Moody's or S&P for at least one year prior to the Plan's acquisition of an offered certificate; and

     o    certificates evidencing interests in those other investment pools must have been purchased by investors other than Plans for at least one year prior to any Plan's acquisition of an offered certificate.

     We believe that these requirements have been satisfied as of the date of this prospectus supplement.

                                      S-179

     If the general conditions of the Exemption are satisfied, the Exemption may provide an exemption from the restrictions imposed by Sections 406(a) and 407(a)
of ERISA, as well as the excise taxes imposed by sections 4975(a) and (b) of the
Code by reason of sections 4975(c)(1)(A) through (D) of the Code, in connection with--

     o    the direct or indirect sale, exchange or transfer of an offered certificate to a Plan upon initial issuance from us or an
          Exemption-Favored Party when we are, or a mortgage loan seller, the trustee, the fiscal agent, the master servicer, the special servicer, any party responsible for servicing a Pari Passu Loan Group or any sub-servicer, any provider of credit support, Exemption-Favored Party or mortgagor is, a Party in Interest with respect to the investing
          Plan;

     o    the direct or indirect acquisition or disposition in the secondary market of an offered certificate by a Plan; and

     o    the continued holding of an offered certificate by a Plan.

     However, no exemption is provided from the restrictions of Sections
406(a)(1)(E), 406(a)(2) and 407 of ERISA for the acquisition or holding of an offered certificate on behalf of a Plan sponsored by any member of the
Restricted Group, by any person who has discretionary authority or renders investment advice with respect to the assets of that Plan.

     Moreover, if the general conditions of the Exemption, as well as other conditions set forth in the Exemption, are satisfied, the Exemption may also provide an exemption from the restrictions imposed by Sections 406(b)(1) and
(b)(2) of ERISA and the taxes imposed by sections 4975(a) and (b) of the Code by reason of section 4975(c)(1)(E) of the Code in connection with:

     o    the direct or indirect sale, exchange or transfer of offered certificates in the initial issuance of those certificates between us or an Exemption-Favored Party and a Plan when the person who has discretionary authority or renders investment advice with respect to the investment of the assets of the Plan in those certificates is a borrower, or an affiliate of a borrower, with respect to 5.0% or less of the fair market value of the mortgage loans;

     o    the direct or indirect acquisition or disposition in the secondary market of such offered certificates by a Plan; and

     o    the continued holding of such offered certificates by a Plan.

     Further, if the general conditions of the Exemption, as well as other conditions set forth in the Exemption, are satisfied, the Exemption may provide an exemption from the restrictions imposed by Sections 406(a), 406(b) and 407(a)
of ERISA, and the taxes imposed by sections 4975(a) and (b) of the Code by reason of section 4975(c) of the Code, for transactions in connection with the servicing, management and operation of the trust assets.

     Lastly, if the general conditions of the Exemption are satisfied, the
Exemption also may provide an exemption from the restrictions imposed by
Sections 406(a) and 407(a) of ERISA, and the taxes imposed by section 4975(a)
and (b) of the Code by reason of sections 4975(c)(1)(A) through (D) of the Code, if the restrictions or taxes are deemed to otherwise apply merely because a person is deemed to be a Party in Interest with respect to an investing Plan by virtue of--

     o    providing services to the Plan; or

     o    having a specified relationship to this person,

solely as a result of the Plan's ownership of offered certificates.

                                      S-180

     Before purchasing an offered certificate, a fiduciary of a Plan should itself confirm that the general and other conditions set forth in the Exemption and the other requirements set forth in the Exemption would be satisfied at the time of the purchase.

     In addition to determining the availability of the exemptive relief provided in the Exemption, a fiduciary of a Plan considering an investment in the offered certificates should consider the availability of any other prohibited transaction class exemptions. See "ERISA Considerations" in the accompanying prospectus. There can be no assurance that any exemption described in the accompanying prospectus will apply with respect to any particular investment by a Plan in the offered certificates or, even if it were deemed to apply, that it would apply to all prohibited transactions that may occur in connection with the investment. A purchaser of offered certificates should be aware, however, that even if the conditions specified in one or more class exemptions are satisfied, the scope of relief provided by a class exemption may not cover all acts which might be construed as prohibited transactions.

     Certain employee benefit plans, such as governmental plans (as defined in
Section 3(32) of ERISA) and, if no election has been made under section 410(d)
of the Code, church plans (as defined in Section 3(33) of ERISA), are not subject to Title I of ERISA or section 4975 of the Code. However, governmental and church plans may be subject to a federal, state or local law which is, to a material extent, similar to the foregoing provisions of ERISA and the Code. A fiduciary of a governmental plan should make its own determination as to the need for and the availability of any exemptive relief under any similar law.

     Any fiduciary of a Plan considering whether to purchase an offered certificate on behalf of that Plan should consult with its counsel regarding the applicability of the fiduciary responsibility and prohibited transaction provisions of ERISA and the Code to the investment. Such fiduciary must also determine on its own whether an offered certificate is an appropriate investment for a Plan under ERISA and the Code with regard to ERISA's general fiduciary requirements, including investment prudence and diversification and the exclusive benefit rule.

     The sale of offered certificates to a Plan is in no way a representation or warranty by us or the underwriters that the investment meets all relevant legal requirements with respect to investments by Plans generally or by any particular
Plan, or that the investment is appropriate for Plans generally or for any particular Plan.

                                LEGAL INVESTMENT

     Upon issuance, the class A-1, A-2, A-3, A-4, A-5, A-1A, B and C certificates will constitute mortgage related securities for purposes of the
Secondary Mortgage Market Enhancement Act of 1984, as amended. However, in order to remain mortgage related securities, the class A-1, A-2, A-3, A-4, A-5, A-1A,
B and C certificates must, among other things, continue to be rated in one of the two highest rating categories by at least one nationally recognized statistical rating organization.

     The remaining offered certificates will not be mortgage related securities for purposes of SMMEA. As a result, the appropriate characterization of these remaining certificates under various legal investment restrictions, and thus the ability of investors subject to these restrictions to purchase those certificates, is subject to significant interpretive uncertainties.

     Except as to the status of certain classes of offered certificates as mortgage-related securities, neither we nor the underwriters make any representation as to the proper characterization of the offered certificates for legal investment, financial institution regulatory, or other purposes, or as to the ability of particular investors to purchase the offered certificates under applicable legal investment or other restrictions. All institutions whose investment activities are subject to legal investment laws and regulations, regulatory capital requirements or review by regulatory authorities should consult with their own legal advisors in determining whether and to what extent the offered certificates--

                                      S-181

     o    are legal investments for them; or

     o    are subject to investment, capital or other restrictions.

     See "Legal Investment" in the accompanying prospectus.

                             METHOD OF DISTRIBUTION

     Subject to the terms and conditions set forth in the underwriting agreement between us as seller, and Merrill Lynch, Pierce, Fenner & Smith Incorporated,
Banc of America Securities LLC, PNC Capital Markets, Inc., Caisse des Depots
Securities Inc. (doing business as CDC Securities) and J.P. Morgan Securities
Inc., as underwriters, we have agreed to sell to each of the underwriters and each of the underwriters has agreed to purchase from us, severally but not jointly, the respective principal balances, or notional amounts, as applicable, of each class of the offered certificates as set forth below subject in each case to a variance of 5%:

             MERRILL LYNCH,
                 PIERCE,
             FENNER & SMITH   BANC OF AMERICA    PNC CAPITAL                       J.P. MORGAN
   CLASS      INCORPORATED     SECURITIES LLC   MARKETS, INC.   CDC SECURITIES   SECURITIES INC.
----------   --------------   ---------------   -------------   --------------   ---------------

Class A-1
Class A-2
Class A-3
Class A-4
Class A-5
Class A-1A
Class B
Class C
Class D

     Merrill Lynch, Pierce, Fenner & Smith Incorporated and Banc of America
Securities LLC are acting as co-lead managers and co-bookrunning managers for this offering. PNC Capital Markets, Inc., CDC Securities and J.P. Morgan
Securities Inc. will act as co-managers for this offering. It is expected that as of November 1, 2004, Caisse Des Depots Securities will change its name to
IXIS Securities North America Inc. Merrill Lynch and Banc of America Securities
LLC are acting as co-bookrunning managers in the following manner: Banc of
America Securities LLC is acting as sole bookrunning manager with respect to
___% of the class _____ certificates, and Merrill Lynch is acting as sole bookrunning manager with respect with respect to the remainder of the class
_____ certificates and all other classes of offered certificates.

     Proceeds to us from the sale of the offered certificates, before deducting expenses payable by us, will be approximately $________, before adjusting for accrued interest.

     Distribution of the offered certificates will be made by the underwriters from time to time in negotiated transactions or otherwise at varying prices to be determined at the time of sale. Sales of the offered certificates may also occur on and after the date of initial issuance of the offered certificates, as agreed upon in negotiated transactions with various purchasers. The underwriters may effect such transactions by selling the offered certificates to or through dealers, and such dealers may receive compensation in the form of underwriting discounts, concessions or commissions from the underwriters. In connection with the purchase and sale of the offered certificates, the underwriters may be deemed to have received compensation from us in the form of underwriting discounts.

     Purchasers of the offered certificates, including dealers, may, depending on the facts and circumstances of such purchases, be deemed to be "underwriters"
within the meaning of the Securities Act of 1933, as amended, in connection with reoffers and resales by them of offered certificates. Any profit on the resale of the offered

                                      S-182

certificates positioned by them may be deemed to be underwriting discounts and commissions under the Securities Act of 1933, as amended. Certificateholders should consult with their legal advisors in this regard prior to any such reoffer or sale.

     We also have been advised by the underwriters that one or more of them, through one or more of their respective affiliates, currently intend to make a market in the offered certificates; however, none of the underwriters has any obligation to do so, any market making may be discontinued at any time and there can be no assurance that an active secondary market for the offered certificates will develop. See "Risk Factors--Risks Related to the Offered Certificates--The
Offered Certificates Will Have Limited Liquidity and May Experience Fluctuations
in Market Value Unrelated to the Performance of the Mortgage Loans" in this prospectus supplement and "Risk Factors--Lack of Liquidity Will Impair Your
Ability to Sell Your Offered Certificates and May Have an Adverse Effect on the
Market Value of Your Offered Certificates" in the accompanying prospectus.

     We have agreed to indemnify the underwriters and each person, if any, who controls any underwriter within the meaning of the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, against, or to make contributions to the underwriters and each such controlling person with respect to, certain liabilities, including liabilities under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended.

     Merrill Lynch, Pierce, Fenner & Smith Incorporated, one of the
underwriters, is our affiliate and an affiliate of Merrill Lynch Mortgage
Lending, Inc., which is one of the mortgage loan sellers. Banc of America
Securities LLC, one of the underwriters, is an affiliate of Bank of America,
N.A., which is one of the mortgage loan sellers. PNC Capital Markets, Inc., one of the underwriters, is an affiliate of PNC Bank, National Association, which is one of the mortgage loan sellers, and an affiliate of Midland Loan Services,
Inc., which is the master servicer. Caisse Des Depots Securities Inc. (doing business as CDC Securities), one of the underwriters, is an affiliate of CDC
Mortgage Capital Inc., which is one of the mortgage loan sellers.

                                  LEGAL MATTERS

     Particular legal matters relating to the certificates will be passed upon for us by Sidley Austin Brown & Wood llp, New York, New York and for the
underwriters by Latham & Watkins LLP, New York, New York.

                                     RATINGS

     It is a condition to their issuance that the respective classes of offered certificates be rated as follows:

   CLASS     FITCH   S&P
----------   -----   ---
 Class A-1    AAA    AAA
 Class A-2    AAA    AAA
 Class A-3    AAA    AAA
 Class A-4    AAA    AAA
 Class A-5    AAA    AAA
Class A-1A    AAA    AAA
  Class B     AA      AA
  Class C     AA-    AA-
  Class D      A      A

     The ratings on the offered certificates address the likelihood of the timely receipt by their holders of all payments of interest to which they are entitled on each distribution date and the ultimate receipt by their holders of all payments of principal to which they are entitled on or before the rated final distribution date. The ratings take into consideration the credit quality of the mortgage pool, structural and legal aspects associated with the

                                      S-183

offered certificates, and the extent to which the payment stream from the mortgage pool is adequate to make payments of interest and/or principal required under the offered certificates.

     The ratings on the respective classes of offered certificates do not represent any assessment of--

     o    the tax attributes of the offered certificates or of the trust;

     o    whether or to what extent prepayments of principal may be received on the mortgage loans;

     o    the likelihood or frequency of prepayments of principal on the mortgage loans;

     o    the degree to which the amount or frequency of prepayments of principal on the mortgage loans might differ from those originally anticipated;

     o    whether or to what extent the interest payable on any class of offered certificates may be reduced in connection with Net Aggregate
          Prepayment Interest Shortfalls; and

     o    whether and to what extent prepayment premiums, yield maintenance charges or Penalty Interest will be received.

     Also, a security rating does not represent any assessment of the yield to maturity that investors may experience.

     There can be no assurance as to whether any rating agency not requested to rate the offered certificates will nonetheless issue a rating to any class of offered certificates and, if so, what the rating would be. A rating assigned to any class of offered certificates by a rating agency that has not been requested by us to do so may be lower than the rating assigned thereto by Fitch or S&P.

     The ratings on the offered certificates should be evaluated independently from similar ratings on other types of securities. A security rating is not a recommendation to buy, sell or hold securities and may be subject to revision or withdrawal at any time by the assigning rating organization. Each security rating should be evaluated independently of any other security rating. See
"Rating" in the accompanying prospectus.

                                      S-184

                                    GLOSSARY

     The following capitalized terms will have the respective meanings assigned to them in this glossary whenever they are used in this prospectus supplement, including in any of the annexes to this prospectus supplement.

     "30/360 BASIS" means the accrual of interest calculated on the basis of a
360-day year consisting of twelve 30-day months.

     "A-NOTE MORTGAGE LOAN" means any of:

     o    the mortgage loan secured by the mortgaged real property identified on
          Annex A-1 to this prospectus supplement as Prium Office Portfolio, which A-Note Mortgage Loan has a cut-off date principal balance of
          $31,769,679 and a corresponding B-Note Loan that has an unpaid principal balance as the cut-off date of $2,092,500;

     o    the mortgage loan secured by the mortgaged real property identified on
          Annex A-1 to this prospectus supplement as Hilton Garden Inn, which
          A-Note Mortgage Loan has a cut-off date principal balance of
          $15,500,000 and a corresponding B-Note Loan that has an unpaid principal balance as the cut-off date of $500,000; and

     o    the mortgage loan secured by the mortgaged real property identified on
          Annex A-1 to this prospectus supplement as Parkdale Plaza, which
          A-Note Mortgage Loan has a cut-off date principal balance of
          $7,829,416 and a corresponding B-Note Loan that has an unpaid principal balance as the cut-off date of $510,000.

     "A/B INTERCREDITOR AGREEMENT" means, with respect to any A/B Loan Pair, the related intercreditor agreement among noteholders, as it may be amended from time to time, by and between Merrill Lynch Mortgage Lending, Inc., as the initial holder of the related A-Note Mortgage Loan, and CBA-Mezzanine Capital
Finance, LLC, as the initial holder of the related B-Note Loan. Following the inclusion of each A-Note Mortgage Loan in the trust fund, the trust, acting through the trustee, will be holder of each A-Note Mortgage Loan and a party to each A/B Intercreditor Agreement.

     "A/B LOAN PAIR" means collectively, an A-Note Mortgage Loan and the corresponding B-Note Loan.

     "A/B MATERIAL DEFAULT" means, with respect to an A/B Loan Pair, one of the following events: (a) either the related A-Note Mortgage Loan or the related
B-Note Loan has been accelerated; (b) a continuing monetary default; or (c) a bankruptcy action has been filed by or against the related borrower.

     "ACCEPTABLE INSURANCE DEFAULT" means, with respect to any mortgage loan serviced under the pooling and servicing agreement, any default under the related loan documents resulting from (i) the exclusion of acts of terrorism from coverage under the related "all risk" casualty insurance policy maintained on the related mortgaged real property and (ii) the related mortgagor's failure to obtain insurance that specifically covers acts of terrorism, but only if the special servicer has determined, in its reasonable judgment, in accordance with the Servicing Standard, that (a) such insurance is not available at commercially reasonable rates and the relevant hazards are not commonly insured against by prudent owners of similar real properties in similar locales (but only by reference to such insurance that has been obtained by such owners at current market rates) or (b) such insurance is not available at any rate. In making such determination, the special servicer will be entitled to rely on the opinion of an insurance consultant at the expense of the trust.

     "ACTUAL/360 BASIS" means the accrual of interest calculated on the basis of the actual number of days elapsed during any calendar month (or other applicable accrual period) in a year assumed to consist of 360 days.

                                      S-185

     "ADDITIONAL TRUST FUND EXPENSE" means any of certain specified expenses of the trust that, in each case, generally:

     o    arises out of a default on a mortgage loan or an otherwise unanticipated event; and

     o    is not covered by a servicing advance or a corresponding collection from the related borrower.

     "ADVANCE" means a P&I advance or a servicing advance made, or that may be made, under the pooling and servicing agreement.

     "APPRAISAL REDUCTION AMOUNT" means, for any mortgage loan (other than a
Pari Passu Trust Mortgage Loan) as to which an Appraisal Trigger Event has occurred, an amount that will equal the excess, if any, of "x" over "y" where--

     1.   "x" is an amount, as calculated by the special servicer, in consultation with the controlling class representative, as of the determination date immediately succeeding the date on which the special servicer obtains knowledge of the occurrence of the relevant
          Appraisal Trigger Event occurred, if no new appraisal (or letter update or internal valuation) is required, or otherwise the date on which the appraisal (or letter update or internal valuation, if applicable) is obtained, and each anniversary of such determination date thereafter so long as appraisals are required to be obtained in connection with the subject mortgage loan, equal to the sum (without duplication) of:

          o    the Stated Principal Balance of the subject mortgage loan;

          o    to the extent not previously advanced by or on behalf of the master servicer, the trustee or the fiscal agent, all unpaid interest accrued on the subject mortgage loan through the most recent due date prior to the date of determination at the related
               Net Mortgage Rate;

          o    all accrued but unpaid (from related collections) master
               servicing fees and special servicing fees with respect to the subject mortgage loan and, without duplication, all accrued or otherwise incurred but unpaid (from related collections)
               Additional Trust Fund Expenses with respect to the subject mortgage loan;

          o    all related unreimbursed Advances made by or on behalf of the master servicer, the trustee or the fiscal agent with respect to the subject mortgage loan, together with (i) interest on those
               Advances and (ii) any related Unliquidated Advances; and

          o    all currently due and unpaid real estate taxes and unfunded improvement reserves and assessments, insurance premiums and, if applicable, ground rents with respect to the related mortgaged real property; and

     2.   "y" is equal to the sum of (i) 90% of an amount equal to (A) the resulting appraised or estimated value of the related mortgaged real property or REO Property, which value may be subject to reduction by the special servicer based on its review of the related appraisal and other relevant information (without implying any duty to do so), reduced, to not less than zero, by (B) the amount of any obligations secured by liens on the property that are prior to the lien of the mortgage loan and estimated liquidation expenses, and (ii) all escrows, reserves and letters of credit held as additional collateral with respect to such required appraisal loan.

     If, however, any required appraisal, letter update or internal valuation is not obtained or performed within 60 days of the relevant Appraisal Trigger
Event, and no comparable appraisal or other valuation had been obtained or performed during the 12-month period prior to that Appraisal Trigger Event, then until the required appraisal or other valuation is obtained or performed, the
Appraisal Reduction Amount for the subject mortgage loan will equal 25% of the
Stated Principal Balance of that mortgage loan.

                                      S-186

     In the case of each Pari Passu Trust Mortgage Loan, any Appraisal Reduction
Amount will be calculated with respect to the related Pari Passu Loan Group under the Banc of America Series 2004-4 pooling and servicing agreement, generally in a manner similar but not identical to that described above as if it was a single mortgage loan, and then allocated among the related Pari Passu
Mortgage Loans as follows-- first, to the related Junior Portion, up to the unpaid principal balance thereof, and then to the related Senior Portions
(including the subject Pari Passu Trust Mortgage Loan) on a pro rata basis in accordance with their respective unpaid principal balances.

     "APPRAISAL TRIGGER EVENT" means, with respect to any mortgage loan in the trust (other than the Pari Passu Trust Mortgage Loans), any of the following events:

     o    the mortgage loan has been modified by the special servicer in a manner that affects the amount or timing of any monthly debt service payment due on it, other than a balloon payment (except, or in addition to, bringing monthly debt service payments current and extending the maturity date for less than six months);

     o    the related borrower fails to make any monthly debt service payment with respect to the mortgage loan and the failure continues for 60 days;

     o    60 days following the receipt by the special servicer of notice that a receiver has been appointed and continues in that capacity with respect to the mortgaged real property securing the mortgage loan;

     o    60 days following the receipt by the special servicer of notice that the related borrower has become the subject of a bankruptcy proceeding;

     o    the mortgaged real property securing the mortgage loan becomes an REO
          Property; or

     o    any balloon payment on such mortgage loan has not been paid by its scheduled maturity date.

     The equivalents of Appraisal Trigger Events with respect to any Pari Passu
Trust Mortgage Loan are set forth in the Banc of America Series 2004-4 pooling and servicing agreement and include events that are generally similar but not identical to those specified above as well as events that differ from those specified above. See "Description of the Mortgage Pool--Split Loan
Structures--Pari Passu Loan Groups--Comparison of Servicing Under the Pooling
and Servicing Agreement and the Banc of America Series 2004-4 Pooling and
Servicing Agreement" in this prospectus supplement.

     "AVAILABLE DISTRIBUTION AMOUNT" means, with respect to any distribution date:

     (a)  an amount equal to the sum, without duplication, of the following amounts:

          (i)  the aggregate of all amounts on deposit in the master servicer's collection account and the trustee's distribution account as of the close of business on the related determination date and the amounts collected by or on behalf of the master servicer as of the close of business on such determination date and required to be deposited in the collection account (including the amounts remitted by the Banc of America Series 2004-4 master servicer with respect to the Pari Passu Trust Mortgage Loans);

          (ii) the aggregate amount of all P&I advances made by the master servicer (or, with respect to the Pari Passu Trust Mortgage
               Loans, made by the Banc of America Series 2004-4 master
               servicer), the trustee or the fiscal agent for distribution on the certificates on such distribution date;

          (iii) the aggregate amount transferred from the special servicer's REO account and/or any separate custodial account maintained with respect to any A/B Loan Pair to the master

                                      S-187

               servicer's collection account during the month of such
               distribution date, on or prior to the date on which P&I advances are required to be made in such month;

          (iv) the aggregate amount deposited by the master servicer in its collection account for such distribution date in connection with
               Prepayment Interest Shortfalls; and

          (v)  for each distribution date occurring in March, the aggregate of all interest reserve amounts in respect of each mortgage loan that accrues interest on an Actual/360 Basis deposited in the trustee's distribution account,

     exclusive of:

     (b)  any portion of the amounts described in clause (a) above that represents one or more of the following:

          (i)  any periodic payments collected but due on a due date after the end of the related collection period;

          (ii) all amounts in the master servicer's collection account or the trustee's distribution account that are payable or reimbursable to any person other than the certificateholders from:

               (A)  the master servicer's collection account, including, but not limited to, servicing compensation; and

               (B)  the trustee's distribution account, including, but not limited to, trustee fees;

          (iii) any prepayment premiums and yield maintenance charges;

          (iv) if such distribution date occurs during February of any year or during January of any year that is not a leap year, the interest reserve amounts in respect of each mortgage loan that accrues interest on an Actual/360 Basis to be deposited in the trustee's interest reserve account and held for future distribution; and

          (v)  any amounts deposited in the master servicer's collection account or the trustee's distribution account in error.

     In no event will the Available Distribution Amount include amounts payable to the holders of the B-Note Loans.

     "B-NOTE LOAN" means, with respect to any A-Note Mortgage Loan, the other mortgage loan that--

     o    is not included in the trust fund,

     o    is subordinate in right of payment to that A-Note Mortgage Loan to the extent set forth in the A/B Intercreditor Agreement and

     o    is secured by the same mortgage or deed of trust on the same mortgaged real property as that A-Note Mortgage Loan.

     "BANK OF AMERICA CENTER INTERCREDITOR AGREEMENT" means the intercreditor and servicing agreement executed between the respective holders of the Bank of
America Center Mortgage Loan, the Bank of America Center Non-Trust Mortgage Loan
A-1 and the Bank of America Center Non-Trust Mortgage Loan A-3. Following the
inclusion of the Bank of America Center Mortgage Loan in the trust fund, the trust, acting through

                                      S-188

the trustee, will be the holder of the Bank of America Center Mortgage Loan and a party to the Bank of America Center Intercreditor Agreement.

     "BANK OF AMERICA CENTER LOAN GROUP" means, collectively, the Bank of
America Center Mortgage Loan and the Bank of America Center Non-Trust Mortgage
Loans.

     "BANK OF AMERICA CENTER MORTGAGE LOAN" means the mortgage loan in the trust fund that has a cut-off date principal balance of $130,000,000, and is secured by a mortgage encumbering the Bank of America Center Mortgaged Property.

     "BANK OF AMERICA CENTER MORTGAGED PROPERTY" means the mortgaged real property identified on Annex A-1 to this prospectus supplement as Bank of
America Center.

     "BANK OF AMERICA CENTER NON-TRUST MORTGAGE LOAN" means either of Bank of
America Center Non-Trust Mortgage Loan A-1 or Bank of America Non-Trust Mortgage
Loan A-3.

     "BANK OF AMERICA CENTER NON-TRUST MORTGAGE LOAN A-1" means that certain mortgage loan that--

     o    is not a part of the trust fund;

     o    has an unpaid principal balance of $253,000,000; and

     o    is secured by the same mortgage encumbering the Bank of America Center
          Mortgaged Property as is the Bank of America Center Mortgage Loan and
          the Bank of America Center Non-Trust Mortgage Loan A-3.

     "BANK OF AMERICA CENTER NON-TRUST MORTGAGE LOAN A-3" means that certain mortgage loan that--

     o    is not a part of the trust fund;

     o    has an unpaid principal balance of $137,000,000; and

     o    is secured by the same mortgage encumbering the Bank of America Center
          Mortgaged Property as is the Bank of America Center Non-Trust Mortgage
          Loan A-1 and the Bank of America Center Mortgage Loan.

     "BANK OF AMERICA CENTER NOTE A-1 JUNIOR PORTION" means that portion of the
Bank of America Center Non-Trust Mortgage Loan A-1 that--

     o    has an unpaid principal balance of $103,000,000; and

     o    is subordinate in right of payment to the Bank of America Center
          Senior Portions to the extent provided in the Bank of America Center
          Intercreditor Agreement.

     "BANK OF AMERICA CENTER NOTE A-1 SENIOR PORTION" means that portion of the
Bank of America Center Non-Trust Mortgage Loan A-1 that--

     o    has an unpaid principal balance of $150,000,000; and

     o    is pari passu in right of payment with the Bank of America Center
          Mortgage Loan and the Bank of America Center Non-Trust Mortgage Loan
          A-3 and senior in right of payment to the Bank of America Center Note
          A-1 Junior Portion to the extent provided in the Bank of America
          Center Intercreditor Agreement, as described under "Description of the
          Mortgage Pool--Split Loan Structures--Pari Passu Loan Groups--Priority
          of Payments" in this prospectus supplement.

                                      S-189

     "BANK OF AMERICA CENTER REO PROPERTY" means the Bank of America Center
Mortgaged Property if it has become an REO Property.

     "BANK OF AMERICA CENTER SENIOR PORTION" means any of the Bank of America
Center Note A-1 Senior Portion, the Bank of America Center Mortgage Loan and the
Bank of America Center Non-Trust Mortgage Loan A-3.

     "CLOSING DATE" means the date of the initial issuance of the offered certificates, which will be on or about November 10, 2004.

     "CMSA" means the Commercial Mortgage Securities Association, an international trade organization for the commercial real estate capital markets.

     "CODE" means the Internal Revenue Code of 1986, as amended.

     "CPR" means an assumed constant rate of prepayment each month, which is expressed on a per annum basis, relative to the then outstanding principal balance of a pool of mortgage loans for the life of those loans.

     "CROSSED LOAN" means a mortgage loan in the trust fund that is cross-collateralized and cross-defaulted with one or more other mortgage loans in the trust fund.

     "CROSSED GROUP" means a group of related Crossed Loans.

     "DALLAS MARKET CENTER INTERCREDITOR AGREEMENT" means the intercreditor and servicing agreement executed between the holder of the Dallas Market Center
Mortgage Loan and the holder of the Dallas Market Center Non-Trust Mortgage Loan
A-1. Following the inclusion of the Dallas Market Center Mortgage Loan in the trust fund, the trust, acting through the trustee, will be the holder of the
Dallas Market Center Mortgage Loan and a party to the Dallas Market Center
Intercreditor Agreement.

     "DALLAS MARKET CENTER LOAN GROUP" means, collectively, the Dallas Market
Center Mortgage Loan and the Dallas Market Center Non-Trust Mortgage Loan A-1.

     "DALLAS MARKET CENTER MORTGAGE LOAN" means the mortgage loan in the trust fund that has a cut-off date principal balance of $49,875,580, and is secured by a mortgage encumbering the Dallas Market Center Mortgaged Property.

     "DALLAS MARKET CENTER MORTGAGED PROPERTY" means the mortgaged real property identified on Annex A-1 to this prospectus supplement as Dallas Market Center.

     "DALLAS MARKET CENTER NON-TRUST MORTGAGE LOAN A-1" means that certain mortgage loan that--

     o    is not a part of the trust fund;

     o    has an unpaid principal balance of $92,808,045; and

     o    is secured by the same mortgage encumbering the Dallas Market Center
          Mortgaged Property as is the Dallas Market Center Mortgage Loan.

     "DALLAS MARKET CENTER NOTE A-1 JUNIOR PORTION" means that portion of the
Dallas Market Center Non-Trust Mortgage Loan A-1 that--

     o    has an unpaid principal balance of $26,972,280; and

                                      S-190

     o    is subordinate in right of payment to the Dallas Market Center Senior
          Portions to the extent provided in the Dallas Market Center
          Intercreditor Agreement.

     "DALLAS MARKET CENTER NOTE A-1 SENIOR PORTION" means that portion of the
Dallas Market Center Non-Trust Mortgage Loan A-1 that--

     o    has an unpaid principal balance of $65,835,765; and

     o    is pari passu in right of payment with the Dallas Market Center
          Mortgage Loan and senior in right of payment to the Dallas Market
          Center Note A-1 Junior Portion to the extent provided in the Dallas
          Market Center Intercreditor Agreement, as described under "Description of the Mortgage Pool--Split Loan Structures--Pari Passu Loan
          Groups--Priority of Payments" in this prospectus supplement.

     "DALLAS MARKET CENTER REO PROPERTY" means the Dallas Market Center
Mortgaged Property if it has become an REO Property.

     "DALLAS MARKET CENTER SENIOR PORTION" means any of the Dallas Market Center
Loan A-1 Senior Portion and the Dallas Market Center Mortgage Loan.

     "DTC" means The Depository Trust Company.

     "ERISA" means the Employee Retirement Income Security Act of 1974, as
amended.

     "EXEMPTION" means, collectively, Prohibited Transaction Exemptions 90-29 and 93-31, each as amended by Prohibited Transaction Exemptions 97-34, 2000-58 and 2002-41, and as may be amended from time to time, or any successor thereto, all as issued by the U.S. Department of Labor.

     "EXEMPTION-FAVORED PARTY" means any of--

     o    Merrill Lynch, Pierce, Fenner & Smith Incorporated;

     o    Bank of America Corporation;

     o    any person directly or indirectly, through one or more intermediaries, controlling, controlled by or under common control with any entity referred to in the prior two bullets, including Banc of America
          Securities LLC; and

     o    any member of the underwriting syndicate or selling group of which a person described in the prior three bullets is a manager or co-manager with respect to those mortgage pass-through certificates.

     "FITCH" means Fitch, Inc.

     "IRS" means the Internal Revenue Service.

     "JUNIOR PORTION" means the Bank of America Center Note A-1 Junior Portion or the Dallas Market Center Note A-1 Junior Portion, as the case may be.

     "LOAN GROUP 1 PRINCIPAL DISTRIBUTION AMOUNT" means the portion of the
Principal Distribution Amount attributable to the mortgage loans in loan group
1.

     "LOAN GROUP 2 PRINCIPAL DISTRIBUTION AMOUNT" means the portion of the
Principal Distribution Amount attributable to the mortgage loans in loan group
2.

                                      S-191

     "MODELING ASSUMPTIONS" means, collectively, the following assumptions regarding the certificates and the mortgage loans in, or to be included in, the trust fund:

     o    the mortgage loans have the characteristics set forth on Annex A-1, and the initial mortgage pool balance is approximately $1,246,399,660 and the mortgage loans are allocated to loan group 1 and loan group 2 as described in this prospectus supplement;

     o    the initial total principal balance or notional amount, as the case may be, of each class of certificates is as described in this prospectus supplement;

     o    the pass-through rate for each class of certificates is as described in this prospectus supplement;

     o    there are no delinquencies or losses with respect to the mortgage loans;

     o    there are no modifications, extensions, waivers or amendments affecting the monthly debt service payments by borrowers on the mortgage loans;

     o    there are no Appraisal Reduction Amounts with respect to the mortgage loans;

     o    there are no casualties or condemnations affecting the corresponding mortgaged real properties;

     o    each of the mortgage loans provides monthly debt service payments to be due on the first day of each month, and accrues interest on the basis described in this prospectus supplement, which is either an
          Actual/360 Basis or a 30/360 Basis;

     o    all prepayments on the mortgage loans are assumed to be accompanied by a full month's interest;

     o    there are no breaches of our representations and warranties regarding the mortgage loans;

     o    no voluntary or involuntary prepayments are received as to any mortgage loan during that mortgage loan's lockout period, yield maintenance period or defeasance period, in each case if any;

     o    except as otherwise assumed in the immediately preceding two bullets, prepayments are made on each of the mortgage loans at the indicated
          CPRs set forth in the subject tables, without regard to any limitations in those mortgage loans on partial voluntary principal prepayments;

     o    no person or entity entitled thereto exercises its right of optional termination described in this prospectus supplement under "Description of the Offered Certificates--Termination";

     o    no mortgage loan is required to be repurchased by any mortgage loan seller;

     o    no prepayment premiums or yield maintenance charges are collected;

     o    there are no Additional Trust Fund Expenses;

     o    payments on the offered certificates are made on the 12th day of each month, commencing in December 2004; and

     o    the offered certificates are settled on November 10, 2004.

     "MOODY'S" means Moody's Investors Service, Inc.

     "NET AGGREGATE PREPAYMENT INTEREST SHORTFALL" means, with respect to any distribution date, the excess, if any, of--

                                      S-192

     o    the Prepayment Interest Shortfalls incurred with respect to the mortgage pool during the related collection period, over

     o    the total payments made by the master servicer to cover those
          Prepayment Interest Shortfalls.

     "NET MORTGAGE RATE" means, with respect to any mortgage loan, in general, a per annum rate equal to the related mortgage interest rate in effect from time to time, minus the sum of the applicable master servicing fee rate under the pooling and servicing agreement (inclusive of the rate at which any primary servicing fees accrue) and the per annum rate at which the monthly trustee fee is calculated; provided, however, that, for purposes of calculating the Weighted
Average Net Mortgage Rate and the pass-through rate for each of the non-fixed rate interest-bearing classes of certificates, namely the class ___, ___, ___,
___, ___, ___, ___, ___, ___, ___, ___, ___, ___, ___, ___, ___, ___, ___, ___,
___, ___, and ___ certificates, from time to time:

     o    the Net Mortgage Rate for the subject mortgage loan will be calculated without regard to any modification, waiver or amendment of the terms of such mortgage loan subsequent to the date of issuance of the certificates; and

     o    if any mortgage loan does not accrue interest on the basis of a
          360-day year consisting of twelve 30-day months, which is the basis on which interest accrues in respect of those non-fixed rate
          interest-bearing classes of certificates, then the Net Mortgage Rate of such mortgage loan for any one-month period preceding a related due date will be the annualized rate at which interest would have to accrue in respect of such loan on the basis of a 360-day year consisting of twelve 30-day months in order to produce the aggregate amount of interest actually accrued in respect of such loan during such one-month period at the related mortgage interest rate (net of the per annum rate at which the master servicing fee and trustee fee are calculated); except that, with respect to any such mortgage loan, the Net Mortgage Rate for the one month period (a) prior to the due dates in January and February in any year which is not a leap year or in February in any year which is a leap year will not be adjusted as described in the preceding proviso and (b) prior to the due date in
          March will be determined inclusive of the interest reserve amount(s)
          retained for the respective one-month periods prior to the due dates in January and February in any year which is not a leap year or the one-month period prior to the due date in February in any year which is a leap year.

     As of the cut-off date (without regard to the adjustment described in the second bullet of the proviso to the prior sentence), the Net Mortgage Rates for the mortgage loans ranged from 4.826% per annum to 7.198%, with a weighted average of those Net Mortgage Rates of 5.622% per annum. See "Servicing of the
Mortgage Loans--Servicing and Other Compensation and Payment of Expenses" in
this prospectus supplement.

     "NONRECOVERABLE ADVANCE" means any Advance previously made or proposed to be made, or any Workout-Delayed Reimbursement Amount previously made, with respect to any mortgage loan or REO Property that is determined, in accordance with the pooling and servicing agreement, not to be ultimately recoverable, together with interest accrued on that Advance, from payments or other collections on or with respect to that mortgage loan or REO Property (or, in the case of an A-Note Mortgage Loan, on or with respect to the related A/B Loan
Pair).

     "P&I" means principal and/or interest payments, excluding balloon payments, required to be paid in respect of a mortgage loan in accordance with the schedule for repayment provided for by that mortgage loan.

     "PARI PASSU INTERCREDITOR AGREEMENT" means the Bank of America Center
Intercreditor Agreement or the Dallas Market Center Intercreditor Agreement.

     "PARI PASSU LOAN GROUP" means any of the Bank of America Center Loan Group and the Dallas Market Center Loan Group.

                                      S-193

     "PARI PASSU LOAN GROUP CONTROL APPRAISAL PERIOD" has the meaning given to that term under "Description of the Mortgage Pool--Split Loan Structures--Pari
Passu Loan Groups--Control Rights" in this prospectus supplement.

     "PARI PASSU LOAN GROUP CONTROLLING HOLDER" means, with respect to any Pari
Passu Loan Group, prior to the occurrence of a Pari Passu Loan Group Control
Appraisal Period, the holder of the Junior Portion in that Pari Passu Loan
Group, and following the occurrence and during the continuance of a Pari Passu
Loan Group Control Appraisal Period, the holders of the Senior Portions in that
Pari Passu Loan Group

     "PARI PASSU LOAN GROUP MORTGAGED PROPERTY" means the Bank of America Center
Mortgaged Property or the Dallas Market Center Mortgaged Property.

     "PARI PASSU LOAN GROUP REO PROPERTY" means any Bank of America Center REO
Property or Dallas Market Center REO Property.

     "PARI PASSU LOAN GROUP REPURCHASE PRICE" means, with respect to a Pari
Passu Loan Group, a cash price equal to the sum of, without duplication, (a) the principal balances of the Portions in that Pari Passu Loan Group, (b) accrued and unpaid interest thereon from the payment date under each such Portion, as applicable, as to which interest was last paid in full by the borrower up to and including the end of the interest accrual period relating to the payment date next following the date the purchase occurred, (c) all unreimbursed advances with respect to each such Portion, in each case together with interest thereon at the reimbursement rate under the Banc of America Series 2004-4 pooling and servicing agreement including any master servicing compensation and special servicing compensation, (d) certain unreimbursed costs and expenses with respect to each such Portion, (e) any other additional trust fund expenses with respect to each such Portion, and (f) any liquidation fees payable in connection with the purchase of each such Portion; provided, however, that the Pari Passu Loan
Group Repurchase Price will not be reduced by any outstanding principal and/or interest advance.

     "PARI PASSU MORTGAGE LOAN" means any Pari Passu Trust Mortgage Loan or Pari
Passu Non-Trust Mortgage Loan.

     "PARI PASSU NON-TRUST MORTGAGE LOAN" means any of the Bank of America
Center Non-Trust Mortgage Loans and the Dallas Market Center Non-Trust Mortgage
Loan A-1.

     "PARI PASSU TRUST MORTGAGE LOAN" means any of the Bank of America Center
Mortgage Loan and the Dallas Market Center Mortgage Loan.

     "PARTY IN INTEREST" means any person that is a "party in interest" within the meaning of Section 3(14) of ERISA or a "disqualified person" within the meaning of section 4975(e)(2) of the Code.

     "PENALTY INTEREST" means any interest, other than late payment charges, prepayment premiums or yield maintenance charges, that--

     o    accrues on a defaulted mortgage loan solely by reason of the subject default; and

     o    is in excess of all interest at the related mortgage interest rate.

     "PERMITTED ENCUMBRANCES" means, with respect to any mortgaged real property securing a mortgage loan, any and all of the following in, or to be included in, the trust fund:

     o    the lien of current real property taxes, ground rents, water charges, sewer rents and assessments not yet delinquent or accruing interest or penalties;

     o    covenants, conditions and restrictions, rights of way, easements and other matters that are of public record and/or are referred to in the related lender's title insurance policy or, if that policy has not yet

                                      S-194

          been issued, referred to in a pro forma title policy or a marked-up commitment binding upon the title insurer;

     o    exceptions and exclusions specifically referred to in the related lender's title insurance policy or, if that policy has not yet been issued, referred to in a pro forma title policy or marked-up commitment binding upon the title insurer;

     o    other matters to which like properties are commonly subject, none of which materially interferes with the security intended to be provided by the related mortgage, the current principal use of the property or the current ability of the property to generate income sufficient to service the related mortgage loan;

     o    the rights of tenants, as tenants only, under leases and subleases, pertaining to the related mortgaged real property;

     o    if the related mortgage loan is cross-collateralized with any other mortgage loan within the mortgage pool, the lien of the mortgage for the other mortgage loan(s) contained in the same group of
          cross-collateralized loans; and

     o    if the related mortgaged real property consists of one or more units in a condominium, the related condominium declaration.

     "PERMITTED INVESTMENTS" means U.S. government securities and other investment grade obligations specified in the pooling and servicing agreement.

     "PLAN" means any employee benefit plan, or other retirement plan, arrangement or account, that is subject to the fiduciary responsibility provisions of ERISA or section 4975 of the Code.

     "PORTION" means any Junior Portion or Senior Portion.

     "PREPAYMENT INTEREST EXCESS" means, with respect to any full or partial prepayment of a mortgage loan made by the related borrower during any collection period after the due date for that loan, the amount of any interest collected on that prepayment for the period following that due date, less the amount of related master servicing fees payable from that interest collection, and exclusive of any Penalty Interest included in that interest collection.

     "PREPAYMENT INTEREST SHORTFALL" means, with respect to any full or partial prepayment of a mortgage loan voluntarily made by the related borrower during any collection period prior to the due date for that loan, the amount of any uncollected interest, without regard to any prepayment premium or yield maintenance charge actually collected, that would have accrued on that prepayment to, but not including, that due date at a rate per annum equal to the sum of the related net mortgage interest rate for such mortgage loan and the trustee fee rate (net of any Penalty Interest, if applicable).

     "PRIMARY COLLATERAL" means the mortgaged real property directly securing a
Crossed Loan and excluding any property as to which the related lien may only be foreclosed upon by exercise of cross-collateralization of such loans.

     "PRINCIPAL DISTRIBUTION AMOUNT" means, with respect to each distribution date, the aggregate of the following (without duplication):

     (a)  the aggregate of the principal portions of all periodic payments
          (other than balloon payments) due or deemed due, on or in respect of the mortgage loans (including mortgage loans as to which the related mortgaged real properties have become REO Properties) for their respective due dates occurring during the related collection period, to the extent paid by the related borrower during or

                                      S-195

          prior to, or otherwise received during, the related collection period or advanced by the master servicer (or, with respect to the Pari Passu
          Trust Mortgage Loans, advanced by the Banc of America Series 2004-4 master servicer), the trustee or the fiscal agent, as applicable, for such distribution date;

     (b)  the aggregate of all principal prepayments received on the mortgage loans during the related collection period;

     (c)  with respect to any mortgage loan as to which the related stated
          maturity date occurred during or prior to the related collection period, any payment of principal (other than a principal prepayment)
          made by or on behalf of the related borrower during the related collection period (including any balloon payment), net of any portion of such payment that represents a recovery of the principal portion of any periodic payment (other than a balloon payment) due or deemed due in respect of the related mortgage loan on a due date during or prior to the related collection period and included as part of the Principal
          Distribution Amount for such distribution date or any prior distribution date pursuant to clause (a) above;

     (d)  the aggregate of the principal portion of all liquidation proceeds, insurance proceeds, condemnation proceeds and, to the extent not otherwise included in clause (a), (b) or (c) above, payments and revenues that were received on or in respect of the mortgage loans and
          REO Properties during the related collection period and that were identified and applied by the master servicer and/or the special servicer as recoveries of principal of the mortgage loans, in each case net of any portion of such amounts that represents a recovery of the principal portion of any periodic payment (other than a balloon payment) due or deemed due in respect of the related mortgage loan on a due date during or prior to the related collection period and included as part of the Principal Distribution Amount for such distribution date or any prior distribution date pursuant to clause
          (a) above; and

     (e)  if such distribution date is subsequent to the initial distribution date, the excess, if any, of the Principal Distribution Amount for the immediately preceding distribution date, over the aggregate distributions of principal made on the certificates on such immediately preceding distribution date;

provided that, the Principal Distribution Amount for any distribution date will generally be reduced (to not less than zero) by any Workout-Delayed
Reimbursement Amounts in respect of any particular mortgage loan that are reimbursed from principal collections on the mortgage pool during the related collection period (although any of those amounts that were reimbursed from principal collections and are subsequently collected on the related mortgage loan will be added to the Principal Distribution Amount for the distribution date following the collection period in which the subsequent collection occurs);
and

provided, further, that the Principal Distribution Amount for any distribution date will generally be reduced (to not less than zero) by any Nonrecoverable
Advances in respect of any particular mortgage loan (and advance interest thereon) that are reimbursed from principal collections on the mortgage pool during related collection period (although any of those amounts that were reimbursed from principal collections and are subsequently collected
(notwithstanding the nonrecoverability determination) on the related mortgage loan will be added to the Principal Distribution Amount for the distribution date following the collection period in which the subsequent collection occurs).

     If the reimbursement of any Workout-Delayed Reimbursement Amount or
Nonrecoverable Advance (and accompanying interest) results in a reduction in the
Principal Distribution Amount for any distribution date, as contemplated by the provisos to the prior sentence, then that reduction shall, to the fullest extent permitted, be applied to the portion of the Principal Distribution Amount attributable to the loan group that includes the related mortgage loan before affecting the portion of the Principal Distribution Amount attributable to the other loan

                                      S-196

group. Any additions to the Principal Distribution Amount for any distribution date, as contemplated by the provisos to the second preceding sentence, will be allocated between the respective portions of the Principal Distribution Amount allocable to the two loan groups to offset the earlier corresponding reductions, generally in the reverse order in which the reductions were made.

     The payment of Additional Trust Fund Expenses with respect to any mortgage loan may result in a reduction of amounts allocable as principal of that mortgage loan and, accordingly, a smaller Principal Distribution Amount.

     The Principal Distribution Amount will not include any payments or other collections of principal on the B-Note Loans.

     "REALIZED LOSSES" mean losses arising from the inability to collect all amounts due and owing under any defaulted mortgage loan, including by reason of the fraud or bankruptcy of the borrower, modifications, bankruptcy or a casualty of any nature at the related mortgaged real property, to the extent not covered by insurance. The Realized Loss in respect of a liquidated mortgage loan (or related REO Property) is an amount generally equal to the excess, if any, of (a)
the outstanding principal balance of such mortgage loan as of the date of liquidation, together with (i) all accrued and unpaid interest thereon to but not including the due date in the collection period in which the liquidation occurred (exclusive of any Penalty Interest, prepayment premiums or yield maintenance charges in respect of such mortgage loan) and (ii) related servicing expenses and servicing advances (together with interest accrued thereon), and related Unliquidated Advances in respect of servicing advances, in any event not reimbursed from collections on the subject mortgage loan (or related REO
Property), and any related due and unpaid servicing compensation (including principal recovery fees) and any other related unpaid Additional Trust Fund
Expenses, over (b) the aggregate amount of liquidation proceeds, if any, recovered in connection with such liquidation (net of any portion of such liquidation proceeds that is payable or reimbursable in respect of the related liquidation and other servicing expenses and, in the case of the A-Note Mortgage
Loan, net of any portion of such liquidation proceeds payable to the holder of the B-Note Loan). If any portion of the debt due under a mortgage loan (other than Penalty Interest) is forgiven, whether in connection with a modification, waiver or amendment granted or agreed to by the special servicer or in connection with a bankruptcy or similar proceeding involving the related borrower, the amount so forgiven also will be treated as a Realized Loss. Any reimbursement of Advances determined to be nonrecoverable from collections on the related mortgage loan (and interest on such Advances) that are made from collections of principal that would otherwise be included in the Principal
Distribution Amount, will be Realized Losses.

     "REMIC" means a real estate mortgage investment conduit, within the meaning of, and formed in accordance with, the Tax Reform Act of 1986 and sections 860A through 860G of the Code.

     "REO PROPERTY" means any mortgaged real property that is acquired by the trust through foreclosure, deed-in-lieu of foreclosure or otherwise following a default on the corresponding mortgage loan.

     "RESTRICTED GROUP" means, collectively--

     1.   the trustee;

     2.   the Exemption-Favored Parties;

     3.   us;

     4.   the master servicer;

     5.   the special servicer;

     6.   any party responsible for servicing a Pari Passu Loan Group;

                                     S-197

     7.   any sub-servicers;

     8.   the mortgage loan sellers;

     9.   each borrower, if any, with respect to mortgage loans constituting more than 5.0% of the total unamortized principal balance of the mortgage pool as of the date of initial issuance of the offered certificates; and

     10.  any and all affiliates of any of the aforementioned persons.

     "RESTRICTED SERVICER REPORTS" means collectively, to the extent not filed with the Securities and Exchange Commission, the CMSA servicer watchlist, the
CMSA operating statement analysis report, the CMSA NOI adjustment worksheet,
CMSA financial file and the CMSA comparative financial status report.

     "S&P" means Standard and Poor's Ratings Services, a division of The
McGraw-Hill Companies, Inc.

     "SENIOR PORTION" means any Bank of America Center Senior Portion or Dallas
Market Center Senior Portion, as the case may be.

     "SERVICING STANDARD" means, with respect to either the master servicer or the special servicer, the obligation to service and administer the mortgage loans (including the B-Note Loans but excluding the Pari Passu Trust Mortgage
Loans) for which that party is responsible under the pooling and servicing agreement:

     o    in the same manner in which, and with the same care, skill, prudence and diligence with which, the master servicer or the special servicer, as the case may be, generally services and administers similar mortgage loans that either are part of other third-party portfolios, giving due consideration to customary and usual standards of practice of prudent institutional commercial mortgage loan servicers servicing mortgage loans for third parties, or are held as part of its own portfolio, whichever standard is higher;

     o    with a view to (i) the timely recovery of all scheduled payments of principal and interest under the mortgage loans, (ii) in the case of the special servicer, if a mortgage loan comes into and continues in default, the maximization of the recovery on that mortgage loan to the certificateholders and the holder of any related B-Note Loan, all taken as a collective whole, on a net present value basis (the relevant discounting of the anticipated collections to be performed at the related mortgage interest rate) and the best interests of the holders of the certificates and the trust fund and, in the case of an
          A/B Loan Pair, the holder of the related B-Note Loan; and

     o    without regard to--

          1.   any relationship that the master servicer or the special
               servicer, as the case may be, or any of its affiliates may have with any of the borrowers, us, any mortgage loan seller or any other party to the transaction;

          2.   the ownership of any certificate by the master servicer or the special servicer, as the case may be, or by any of its
               affiliates;

          3.   the obligation of the master servicer or the special servicer, as the case may be, to make Advances;

          4.   the right of the master servicer or the special servicer, as the case may be, to receive compensation or other fees for its services rendered pursuant to the pooling and servicing
               agreement;

                                     S-198

          5.   the ownership, servicing or management by the master servicer or the special servicer, as the case may be, or any of its
               affiliates of any other loans or real properties not included in or securing, as the case may be, the mortgage pool;

          6.   any obligation of the master servicer or any of its affiliates to repurchase or substitute a mortgage loan as a mortgage loan seller;

          7.   any obligation of the master servicer or any of its affiliates to cure a breach of representation and warranty with respect to any mortgage loan; and

          8.   any debt the master servicer or the special servicer, as the case may be, or any of its affiliates, has extended to any of the borrowers.

     The servicing standard under the Banc of America Series 2004-4 pooling and servicing agreement, the agreement under which the Pari Passu Trust Mortgage
Loans will be serviced, is generally similar but not identical to the foregoing.

     "SERVICING TRANSFER EVENT" means, with respect to any mortgage loan serviced under the pooling and servicing agreement, any of the following events:

     1.   the related borrower fails to make when due any monthly debt service payment, including a balloon payment, and the failure continues unremedied--

          (a)  except in the case of a balloon payment, for 60 days; or

          (b)  solely in the case of a delinquent balloon payment, for one day;

     2.   the master servicer, or the special servicer, with the consent of the controlling class representative, determines in its good faith reasonable judgment that a default in the making of a monthly debt service payment, including a balloon payment, is likely to occur and is likely to remain unremedied for at least 60 days;

     3.   the master servicer, or the special servicer, with the consent of the controlling class representative, determines in its good faith reasonable judgment that a non-payment default (other than an
          Acceptable Insurance Default) has occurred under the mortgage loan that may materially impair the value of the corresponding mortgaged real property as security for the mortgage loan and the default continues unremedied for the applicable cure period under the terms of the mortgage loan or, if no cure period is specified, for 60 days, provided that a default that gives rise to an acceleration right without any cure period shall be deemed to have a cure period equal to zero;

     4.   various events of bankruptcy, insolvency, readjustment of debt, marshalling of assets and liabilities, or similar proceedings occur with respect to the related borrower or the corresponding mortgaged real property, or the related borrower takes various actions indicating its bankruptcy, insolvency or inability to pay its obligations; or

     5.   the master servicer receives notice of the commencement of foreclosure or similar proceedings with respect to the corresponding mortgaged real property.

     A Servicing Transfer Event will cease to exist, if and when:

     o    with respect to the circumstances described in clause 1. of this definition, the related borrower makes three consecutive full and timely monthly debt service payments under the terms of the mortgage loan, as those terms may be changed or modified in connection with a bankruptcy or similar

                                     S-199

          proceeding involving the related borrower or by reason of a modification, waiver or amendment granted or agreed to by the master servicer or the special servicer;

     o    with respect to the circumstances described in clauses 2. and 4. of this definition, those circumstances cease to exist in the good faith, reasonable judgment of the special servicer, but, with respect to any bankruptcy or insolvency proceedings contemplated by clause 4., no later than the entry of an order or decree dismissing the proceeding;

     o    with respect to the circumstances described in clause 3. of this definition, the default is cured in the judgment of the special servicer; and

     o    with respect to the circumstances described in clause 5. of this definition, the proceedings are terminated.

     If a Servicing Transfer Event exists with respect to one mortgage loan in an A/B Loan Pair, it will also be considered to exist for the other mortgage loan in the A/B Loan Pair.

     The servicing transfer events for the Pari Passu Trust Mortgage Loans under the Banc of America Series 2004-4 pooling and servicing agreement are generally similar, but not identical, to the foregoing.

     "STATED PRINCIPAL BALANCE" means, for each mortgage loan, an amount that:

     o    will initially equal its cut-off date principal balance; and

     o    will be permanently reduced on each distribution date, to not less than zero, by--

          1.   all payments and other collections of principal, if any, with respect to that mortgage loan that are included as part of the
               Principal Distribution Amount for such distribution date pursuant to clause (a), clause (b), clause (c) and/or clause (d) of, and without regard to the provisos to, the definition of "Principal
               Distribution Amount" in this glossary;

          2.   any amount of reduction in the outstanding principal balance of any mortgage loan resulting from a deficient valuation that occurred during the related collection period; and

          3.   any other related Realized Losses incurred during the related collection period that represents a loss of principal with respect to that mortgage loan.

     With respect to each mortgage loan relating to an REO Property, the "Stated
Principal Balance" will be an amount equal to the Stated Principal Balance of the predecessor mortgage loan as of the date of the acquisition of the related
REO Property, permanently reduced on each subsequent distribution date, to not less than zero, by:

     o    all amounts, if any, collected with respect to the related REO
          Property that are allocable as principal of the related mortgage loan and that are included as part of the Principal Distribution Amount for such distribution date pursuant to clause (a), clause (b), clause (c)
          and/or clause (d) of, and without regard to the provisos to, the definition of "Principal Distribution Amount" in this glossary; and

     o    any related Realized Loss incurred during the related collection period that represents a loss of principal with respect to the subject mortgage loan.

     "USAP" means the Uniform Single Attestation Program for Mortgage Bankers
established by the Mortgage Bankers of America.

     "UNLIQUIDATED ADVANCE" means, with respect to any mortgage loan, any
Advance made by a party to the pooling and servicing agreement that:

                                     S-200

     o    is not a Nonrecoverable Advance;

     o    has been reimbursed to the party that made the Advance as a
          Workout-Delayed Reimbursement Amount out of principal collections on other mortgage loans; and

     o    was originally made with respect to an item that has not been subsequently recovered out of collections on or proceeds of the subject mortgage loan.

     "UNRESTRICTED SERVICER REPORTS" means collectively, the CMSA Delinquent
Loan Status Report, CMSA Historical Loan Modification and Corrected Mortgage
Loan Report, CMSA Historical Liquidation Report, CMSA REO Status Report and, if
and to the extent filed with the Securities and Exchange Commission, such reports and files as would, but for such filing, constitute Restricted Servicer
Reports.

     "WEIGHTED AVERAGE NET MORTGAGE RATE" means, for any distribution date, the weighted average of the Net Mortgage Rates for all the mortgage loans (weighted on the basis of their respective Stated Principal Balances immediately following the preceding distribution date).

     "WORKOUT-DELAYED REIMBURSEMENT AMOUNT" means, with respect to any mortgage loan that had been subject to special servicing and has subsequently been returned to performing status (including as a result of a modification of its terms), any Advance made with respect to that mortgage loan as of a date coinciding with or, depending on the circumstances, shortly before the date on which that mortgage loan stopped being specially serviced, together with interest on that Advance, to the extent that (a) such Advance is not reimbursed to the party that made it as of the date that the subject mortgage loan stopped being specially serviced and (b) the amount of such Advance becomes an obligation of the related borrower to pay such amount under the terms of the modified loan documents.

     The following defined terms and descriptions of underwriting standards are used in Annexes A-1 and A-2:

          (i) References to "UW DSCR (x)" are references to debt service coverage ratios. Debt service coverage ratios are used by income property lenders to measure the ratio of (a) cash currently generated by a property that is available for debt service (that is, cash that remains after average cost of non-capital expenses of operation, tenant improvements, leasing commissions and replacement reserves during the term of the mortgage loan) to (b) required debt service payments. However, debt service coverage ratios only measure the current, or recent, ability of a property to service mortgage debt. The UW DSCR (x) for any mortgage loan is the ratio of "UW Net Cash Flow" produced by the related mortgaged real property to the annualized amount of debt service that will be payable under that mortgage loan commencing after the origination date. In the case of each of the Bank of America Center Loan and Dallas Market Center Loan (loan numbers
     1 and 3, respectively), for purposes of calculating the related UW DSCR,
     (a) with respect to the Bank of America Center Loan, the debt service portion of the ratio was calculated based upon (i) the related interest rate, (ii) a 360-month amortization term and (iii) the related original principal balance, and (b) with respect to the Dallas Market Center Loan, the debt service portion of the ratio was calculated based upon the average interest and principal payment for the first 12 payment periods beginning on the first payment date and is set forth on Annex E to this prospectus supplement. In each instance, the related ratio was calculated based upon the aggregate indebtedness of the Pari Passu Loan Group but excludes the related Junior Portion. In the case of two (2) mortgage loans (loan numbers
     4 and 27), the debt service coverage ratio was calculated assuming the application of a $4,150,000 letter of credit and $350,000 lease-up holdback
     (in the case of loan number 4) and the application of a $3,030,000 letter of credit (in the case of loan number 27) in reduction of the cut-off date principal balances of those two mortgage loans and assuming a revised debt service payment.

          (ii) The "UW Net Cash Flow" or "UW NCF ($)" for a mortgaged real property is the "net cash flow" of such mortgaged real property as set forth in, or determined by the applicable mortgage loan seller on the basis of, mortgaged real property operating statements, generally unaudited, and certified

                                     S-201

     rent rolls (as applicable) supplied by the related borrower in the case of multifamily, mixed use, retail, mobile home community, industrial, self storage and office properties (each, a "Rental Property"); provided, however, for purposes of calculating the UW DSCR (x), provided in this prospectus supplement with respect to twenty-seven (27) mortgage loans, representing approximately 30.0% of the initial mortgage pool balance, where periodic payments are interest-only for a certain amount of time after origination after which date the mortgage loan amortizes principal for the remaining term of the loan the debt service used is the annualized amount of debt service that will be payable under the mortgage loan commencing after the amortization period begins. In general, the mortgage loan sellers relied on either full-year operating statements, rolling
     12-month operating statements and/or applicable year-to-date financial statements, if available, and on rent rolls for all Rental Properties that were current as of a date not earlier than six months prior to the respective date of origination in determining UW Net Cash Flow for the mortgaged real properties.

          In general, "net cash flow" is the revenue derived from the use and operation of a mortgaged real property less operating expenses (such as utilities, administrative expenses, repairs and maintenance, tenant improvement costs, leasing commissions, management fees and advertising), fixed expenses (such as insurance, real estate taxes and, if applicable, ground lease payments) and replacement reserves and an allowance for vacancies and credit losses. Net cash flow does not reflect interest expenses and non-cash items such as depreciation and amortization, and generally does not reflect capital expenditures.

          In determining the "revenue" component of UW Net Cash Flow for each
     Rental Property, the applicable mortgage loan seller generally relied on the most recent rent roll supplied and, where the actual vacancy shown thereon and the market vacancy was less than 5.0%, assumed a 5.0% vacancy in determining revenue from rents, except that in the case of certain non-multifamily properties, space occupied by such anchor or single tenants or other large creditworthy tenants may have been disregarded in performing the vacancy adjustment due to the length of the related leases or creditworthiness of such tenants, in accordance with the respective mortgage loan seller's underwriting standards. Where the actual or market vacancy was not less than 5.0%, the applicable mortgage loan seller determined revenue from rents by generally relying on the most recent rent roll supplied and the greater of (a) actual historical vacancy at the related mortgaged real property, (b) historical vacancy at comparable properties in the same market as the related mortgaged real property, and
     (c) 5.0%. In determining rental revenue for multifamily, self storage and manufactured housing properties, the mortgage loan sellers generally either reviewed rental revenue shown on the certified rolling 12-month operating statements, the rolling three-month operating statements for multifamily properties or annualized the rental revenue and reimbursement of expenses shown on rent rolls or operating statements with respect to the prior one to twelve month periods. For the other Rental Properties, the mortgage loan sellers generally annualized rental revenue shown on the most recent certified rent roll (as applicable), after applying the vacancy factor, without further regard to the terms (including expiration dates) of the leases shown thereon.

          In determining the "expense" component of UW Net Cash Flow for each mortgaged real property, the mortgage loan sellers generally relied on rolling 12-month operating statements and/or full-year or year-to-date financial statements supplied by the related borrower, except that (a) if tax or insurance expense information more current than that reflected in the financial statements was available, the newer information was used, (b)
     property management fees were generally assumed to be 3.0% to 7.0% of effective gross revenue (except with respect to single tenant properties, where fees as low as 2.0% of effective gross receipts were assumed), (c)
     assumptions were made with respect to reserves for leasing commissions, tenant improvement expenses and capital expenditures and (d) expenses were assumed to include annual replacement reserves. In addition, in some instances, the mortgage loan sellers recharacterized as capital expenditures those items reported by borrowers as operating expenses (thus increasing "net cash flow") where the mortgage loan sellers determined appropriate.

          The borrowers' financial information used to determine UW Net Cash
     Flow was in most cases borrower certified, but unaudited, and neither we nor the mortgage loan sellers verified their accuracy.

                                     S-202

          (iii) References to "Cut-off Date LTV %" are references to the ratio, expressed as a percentage, of the cut-off date principal balance of a mortgage loan to the appraised value of the related mortgaged real property as shown on the most recent third-party appraisal thereof available to the mortgage loan sellers. In the case of each of the Pari Passu Trust Mortgage
     Loans, the Cut-off Date LTV % is equal to the ratio, expressed as a percentage, of the cut-off date principal balance of the Pari Passu
     Mortgage Loans in the related Pari Passu Loan Group (exclusive of the principal balance of the Junior Portion of such Pari Passu Loan Group) to the appraised value of the related mortgaged real property.

          (iv) References to "Maturity LTV %" are references to the ratio, expressed as a percentage, of the expected balance of a balloon loan on its scheduled maturity date (prior to the payment of any balloon payment or principal prepayments) to the appraised value of the related mortgaged real property as shown on the most recent third-party appraisal thereof available to the mortgage loan sellers prior to the cut-off date. In the case of each of the Pari Passu Trust Mortgage Loans, the Maturity LTV % is
     equal to the ratio, expressed as a percentage, of the expected balance of the Pari Passu Mortgage Loans in the related Pari Passu Loan Group on their scheduled maturity date (exclusive of the principal balance of the Junior
     Portion of such Pari Passu Loan Group) to the appraised value of the related mortgaged real property.

          (v) References to "Original Balance per Unit ($)" and "Cut-off Date
     Balance per Unit ($)" are, for each mortgage loan secured by a lien on a multifamily property (including a mobile home community) or hospitality property, are references to the original principal balance and the cut-off date principal balance of such mortgage loan, respectively, divided by the number of dwelling units, pads, guest rooms or beds, respectively, that the related mortgaged real property comprises, and, for each mortgage loan secured by a lien on a retail, industrial/warehouse, self storage or office property, references to the cut-off date principal balance of such mortgage loan, respectively, divided by the net rentable square foot area of the related mortgaged real property. In the case of each of the Pari Passu
     Trust Mortgage Loans, the "Original Balance per Unit ($)" and "Cut-off Date
     Balance per Unit ($)" are references to the original principal balance and the cut-off date balance of the Pari Passu Mortgage Loans in the related
     Pari Passu Loan Group, respectively (in each case, exclusive of the principal balance of the Junior Portion of such Pari Passu Loan Group), divided by the net rentable square footage of the related mortgaged real property

          (vi) References to "Year Built" are references to the year that a mortgaged real property was originally constructed or substantially renovated. With respect to any mortgaged real property which was constructed in phases, the "Year Built" refers to the year that the first phase was originally constructed.

          (vii) References to "Admin. Fee %" for each mortgage loan represent the sum of (a) the master servicing fee rate (excluding the primary servicing fee rate) for such mortgage loan and (b) a specified percentage that may vary on a loan-by-loan basis, which percentage represents the trustee fee rate, the primary servicer fee rate and, in some cases, a correspondent fee rate. The administrative fee rate for each mortgage loan is set forth on Annex A-1 to this prospectus supplement.

          (viii) References to "Rem. Term" represent, with respect to each mortgage loan, the number of months and/or payments remaining from the cut-off date to the stated maturity date of such mortgage loan.

          (ix) References to "Rem. Amort." represent, with respect to each mortgage loan, the number of months and/or payments remaining from the later of the cut-off date and the end of any interest-only period, if any, to the month in which such mortgage loan would fully or substantially amortize in accordance with such loan's amortization schedule without regard to any balloon payment, if any, due on such mortgage loan.

          (x) References to "LO ()" represent, with respect to each mortgage loan, the period during which prepayments of principal are prohibited and no substitution of defeasance collateral is permitted.

                                     S-203

     The number indicated in the parentheses indicates the duration in years of such period (calculated for each mortgage loan from the date of its origination). References to "O ()" represent the period for which (a) no prepayment premium or yield maintenance charge is assessed and (b)
     defeasance is no longer required. References to "YM ()" represent the period for which the yield maintenance charge is assessed. The periods, if any, between consecutive due dates occurring prior to the maturity date of a mortgage loan during which the related borrower will have the right to prepay such mortgage loan without being required to pay a prepayment premium or a yield maintenance charge (each such period, an "Open Period")
     with respect to all of the mortgage loans have been calculated as those
     Open Periods occurring immediately prior to the maturity date of such mortgage loan as set forth in the related mortgage loan documents.

          (xi) References to "Def ()" represent, with respect to each mortgage loan, the period during which the related holder of the mortgage has the right to require the related borrower, in lieu of a principal prepayment, to pledge to such holder defeasance collateral.

          (xii) References to "Occupancy %" are, with respect to any mortgaged real property, references as of the most recently available rent rolls to
     (a) in the case of multifamily properties and mobile home communities, the percentage of units rented, (b) in the case of office and retail properties, the percentage of the net rentable square footage rented, and
     (c) in the case of self storage facilities, either the percentage of the net rentable square footage rented or the percentage of units rented
     (depending on borrower reporting).

          (xiii) References to "Capex Reserve ($)" under the heading "Upfront
     Escrow" are references to funded reserves escrowed for repairs, replacements and corrections of issues other than those outlined in the engineering reports. In certain cases, the funded reserves may also include reserves for ongoing repairs, replacements and corrections.

          (xiv) References to "Engineering Reserve ($)" under the heading
     "Upfront Escrow" are references to funded reserves escrowed for repairs, replacements and corrections of issues outlined in the engineering reports.

          (xv) References to "Capex Reserve ($)" under the heading "Monthly
     Escrow" are references to funded reserves escrowed for ongoing items such as repairs and replacements. In certain cases, however, the subject reserve will be subject to a maximum amount, and once such maximum amount is reached, such reserve will not thereafter be funded, except, in some such cases, to the extent it is drawn upon.

          (xvi) References to "TI/LC Reserve ($)" under the heading "Upfront
     Escrow" are references to funded reserves escrowed for tenant improvement allowances and leasing commissions. In certain cases, however, the subject reserve will be subject to a maximum amount, and once such maximum amount is reached, such reserve will not thereafter be funded, except, in some such cases, to the extent it is drawn upon.

          (xvii) References to "TI/LC Reserve ($)" under the heading "Monthly
     Escrow" are references to funded reserves, in addition to any escrows funded at loan closing for potential TI/LCs, that require funds to be escrowed during some or all of the loan term for TI/LC expenses, which may be incurred during the loan term. In certain instances, escrowed funds may be released to the borrower upon satisfaction of certain leasing conditions.

                                     S-204

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

ANNEX A-1
CERTAIN CHARACTERISTICS OF THE MORTGAGE LOANS

Loan #   Originator   Property Name                                               Street Address
------   ----------   -------------                                               --------------

  1      BofA         Bank of America Center (11)                                 555 California Street, 315 Montgomery Street, and
                                                                                    345 Montgomery Street
  2      MLML         Lodgian Portfolio 2                                         Various
 2.01    MLML         Crowne Plaza - Albany                                       30 Lodge Street
 2.02    MLML         Holiday Inn - BWI Airport                                   890 Elkridge Landing Road
 2.03    MLML         Courtyard by Marriott  - Lafayette                          214 East Kaliste Saloom Road
 2.04    MLML         Residence Inn - Dedham                                      259 Elm Street
 2.05    MLML         Courtyard by Marriott  - Tulsa                              3340 South 79th East Avenue
 2.06    MLML         Holiday Inn - Pittsburgh                                    401 Holiday Drive
 2.07    MLML         Holiday Inn - York                                          334 Arsenal Road
 2.08    MLML         Marriott Fairfield Inn  - Augusta                           201 Boy Scout Road
 2.09    MLML         Holiday Inn - E. Hartford                                   363 Roberts Street
  3      BofA         Dallas Market Center (11)                                   2100 Stemmons Freeway
  4      MLML         Mall 205 (12)                                               9880, 9900 & 10120 Southeast Washington Street
  5      CDCMC        Worldgate Centre                                            13001 Worldgate Drive
  6      MLML         Prium Office Portfolio (13)                                 Various
 6.01    MLML         Triplex Building                                            605-618 Woodview Drive
 6.02    MLML         Quad A Building                                             600 Woodland Square Loop
 6.03    MLML         Quad D Building                                             670 Woodland Square Loop
 6.04    MLML         Quad C Building                                             612 Woodland Square Loop
 6.05    MLML         Quad B Building                                             676 Woodland Square Loop
 6.06    MLML         Anchor Building                                             649 Woodland Square Loop
 6.07    MLML         Prudential Building                                         621 Woodland Square Loop
 6.08    MLML         Shelton Building                                            110 West K Street
 6.09    MLML         Port Angeles Building                                       1601 East Front Street
 6.10    MLML         Olympia Building                                            715 8th Avenue East
  7      MLML         U Haul Portfolio 1                                          Various
 7.01    MLML         U-Haul Storage Of Sunrise                                   4747 Nob Hill Road
 7.02    MLML         U-Haul Storage Colmar                                       272 Bethlehem Pike
 7.03    MLML         U-Haul Storage Country Club                                 2220 Country Club Drive
 7.04    MLML         U-Haul Storage 47th Avenue and Highway 99                   6414 44th Street
 7.05    MLML         U-Haul Storage Cedar Ridge                                  1022 South Cedar Ridge Drive
 7.06    MLML         U-Haul Storage Ferndale                                     5484 Barrett Road
 7.07    MLML         U-Haul Storage Ocala                                        5555 South Pine Avenue
 7.08    MLML         U-Haul Storage Franklin Park                                5394 Monroe Street
 7.09    MLML         U-Haul Storage Worthington Galena                           7510 Worthington Galena Road
 7.10    MLML         U-Haul Storage Tilton                                       314 Laconia Road
 7.11    MLML         U-Haul Storage Keller Lake                                  1195 East Highway 36
 7.12    MLML         U-Haul Stg Granville Station                                8626 North Granville Road
 7.13    MLML         U-Haul Storage Spring Hill                                  13416 Cortez Boulevard
 7.14    MLML         U-Haul Storage Moon Lake                                    10601 State Road 52
 7.15    MLML         U-Haul Storage South Loop 29                                205 Southwest H.K. Dodgen Loop
 7.16    MLML         U-Haul Storage Riverdale                                    5691 Riverdale Road
 7.17    MLML         U-Haul Storage Longwood                                     650 North Ronald Reagan Boulevard
 7.18    MLML         U-Haul Storage Holyoke                                      250 Appleton Street
  8      BofA         Simon - Washington Square Mall                              10202 East Washington Street
  9      MLML         U Haul Portfolio 2                                          Various
 9.01    MLML         U-Haul Storage Route 9                                      2180 Route 9
 9.02    MLML         U-Haul Storage Hefner                                       421 West Hefner Road
 9.03    MLML         U-Haul Storage N Royalton                                   9903 Royalton Road
 9.04    MLML         U-Haul Storage Orangethorpe                                 2260 East Orangethorpe Avenue
 9.05    MLML         U-Haul Storage Ayer                                         79 Fitchburg Road
 9.06    MLML         U-Haul Storage Eustis                                       15519 West U.S. Highway 441
 9.07    MLML         U-Haul Storage Swansea                                      600 G.A.R. Highway
 9.08    MLML         U-Haul Center Research Blvd                                 121611 North Highway 183
 9.09    MLML         U-Haul Storage Seminole                                     6249 Seminole Boulevard
 9.10    MLML         U-Haul Storage Butler Street                                803 Butler Street
 9.11    MLML         U-Haul Storage Harry Hines Blv                              11061 Harry Hines Boulevard
 9.12    MLML         U-Haul Storage Hudson                                       14906 US Highway 19
 9.13    MLML         U-Haul Storage Kingston                                     848 Ulster Avenue Mall
 9.14    MLML         U-Haul Storage Alta Mesa                                    3450 Altamesa Boulevard
 9.15    MLML         U-Haul Storage Stratford Sq                                 4N 275 84th Court
 9.16    MLML         U-Haul Storage Route 2                                      438 Harvard Street
  10     BofA         Sun Communities Portfolio 3                                 Various
10.01    BofA         Sun Communities Portfolio 3 - Meadowbrook Estates           1250 Strandwyck
10.02    BofA         Sun Communities Portfolio 3 - OrangeTree Village            880 Navel Orange Drive
10.03    BofA         Sun Communities Portfolio 3 - St. Clair Place               2700 Cox Road
  11     BofA         Sun Communities Portfolio 6                                 Various
11.01    BofA         Sun Communities Portfolio 6 - Island Lakes                  4499 Wood Stork Drive
11.02    BofA         Sun Communities Portfolio 6 - Kings Lake                    369 Kingslake Drive
11.03    BofA         Sun Communities Portfolio 6 - Town and Country              849 Manor Lane
11.04    BofA         Sun Communities Portfolio 6 - Country Acres                 300 Kristy Jo Street
  12     CDCMC        Villa Del Lago Apartments                                   2700 West Pensacola Street
  13     PNC          Polo on Park Apartments                                     2626 East Park Avenue
  14     MLML         Innovation Center of Vermont                                128 Lakeside Avenue
  15     PNC          Reserve at Maitland                                         30-65-70 Keller Road
  16     CDCMC        Avon Marketplace                                            380 West Main Street and 530 Bushy Hill Road
  17     MLML         The Lakes @ College Pointe II & III                         9000 Colby Drive
  18     MLML         Ridge Road Office Building                                  200 East Long Lake Road
  19     BofA         Sugarloaf Business Center and Southwood 75 Business Center  Various
19.01    BofA         Sugarloaf Business Center                                   1845 & 1855 Satellite Boulevard
19.02    BofA         Southwood 75 Business Center                                2450 Mount Zion Parkway
  20     CDCMC        9107 Wilshire Blvd                                          9107-9111 Wilshire Blvd and 140 South Doheny Drive
  21     MLML         Hilton Garden Inn                                           24150 Park Sorrento
  22     PNC          South Robertson Building                                    3000 South Robertson Boulevard
  23     PNC          Jackson Square at the Hermitage                             1767 Hermitage Boulevard
  24     PNC          Ocwen Building (14)                                         12650 Ingenuity Drive
  25     PNC          Mirada Apartment Homes (15)                                 13515 West Avenue
  26     PNC          Park Side Apartments                                        605 Candler Lane
  27     MLML         Saddle Rock Marketplace (16)                                6100 S. Gun Club Road
  28     BofA         Sun Communities - Woods Edge                                1670 East 650 North
  29     MLML         Jack Newell Blvd. Portfolio (17)                            Various
29.01    MLML         7537 Jack Newell Boulevard                                  7537 Jack Newell Boulevard
29.02    MLML         7500 Jack Newell Boulevard                                  7500 Jack Newell Boulevard
29.03    MLML         7333 Jack Newell Boulevard                                  7333 Jack Newell Boulevard
29.04    MLML         2525 Handley Ederville Road                                 2525 Handley Ederville Road
  30     BofA         Sun Communities Portfolio 7                                 Various
30.01    BofA         Sun Communities Portfolio 7 - Woodlake Estates              12204 Indianapolis Road
30.02    BofA         Sun Communities Portfolio 7 - Ariana Village                1625 Ariana Street
30.03    BofA         Sun Communities Portfolio 7 - Byron Center                  2680 84th Street Southwest
  31     PNC          Polo Plaza (18)                                             3702 & 3790 Via de la Valle
  32     CDCMC        103-105 South Bedford Road                                  103-105 South Bedford Road
  33     BofA         Courtyard Dulles Town Center                                45500 Majestic Drive
  34     BofA         Sun Communities - Continental North                         4250 North State Road
  35     MLML         Britannia Business Center                                   3400, 3440 and 3480 East Britannia Drive
  36     PNC          Paulsen Airpark II                                          7499 East Paradise Lane
  37     PNC          Water Tower Building (15)                                   5331 SW Macadam Avenue
  38     MLML         Landmark Building                                           20201 East Jackson Drive
  39     PNC          E & J Textile Group Buildings                               12537 and 12524 Cerise Avenue
  40     PNC          Beltway 8 Corporate Centre 1                                5300 West Sam Houston Parkway North
  41     MLML         3020 Wilshire Boulevard                                     3020 Wilshire Boulevard
  42     BofA         Forum III at Olympia Parkway                                8230 Agora Parkway
  43     BofA         Zeman Portfolio - Farmington Estates                        3308 Kehm Boulevard
  44     PNC          Villas del Lago                                             21100 NW 14th Place
  45     MLML         St. Peter's College (19)                                    51 Glenwood Avenue, 104 Glenwood Avenue,
                                                                                    121 Glenwood Avenue, 140 Glenwood Avenue,
                                                                                    146-152 Glenwood Avenue, 850 West Side Avenue,
                                                                                    2633 JFK Boulevard
  46     MLML         Shops at JANAF                                              5900 East Virginia Beach Boulevard
  47     PNC          Mountain Ridge Apartments                                   2626 Duncanville Road
  48     PNC          Staybridge Suites (Fishers)                                 9780 Crosspoint Boulevard
  49     MLML         Glencoe Crossing                                            4585-4747 Washtenaw Avenue
  50     BofA         Highway 66 & Sara Road All Storage                          10221 West Highway 66 Street
  51     MLML         Factory Stores at the Y                                     2042 Lake Tahoe Boulevard
  52     MLML         Parkdale Plaza                                              4328-4408 Dowlen Road
  53     PNC          6467 Main Street                                            6467 Main Street
  54     BofA         Sun Communities - Continental Estates                       41 Revere Drive
  55     BofA         Zeman Portfolio - Midway                                    3308 Kehm Boulevard
  56     BofA         Zeman Portfolio - Shoreline Terrace                         38569 - 38619 North Sheridan Road
  57     MLML         365 Herndon Parkway                                         365 Herndon Parkway
  58     MLML         Coconut Palms II                                            5501 Conroy Road
  59     MLML         Old Spanish Trail (20) (21)                                 9525 and 9545 East Old Spanish Trail
  60     CDCMC        Washington Commerce                                         525-665 East 70th Avenue
  61     PNC          The Carlyle Crossing Apartments (15)                        6300 Vega Drive
  62     PNC          5850 San Felipe Office Building (15)                        5850 San Felipe Street
  63     PNC          3179 West Temple Avenue (22)                                3179 West Temple Avenue
  64     PNC          Sundance Apartments (15)                                    131 East 31st Place
  65     MLML         1900 West Garvey                                            1900 West Garvey Avenue South
  66     CDCMC        Brisbane Building                                           403 Main Street
  67     PNC          Clarion Hotel                                               801 South 4th Street
  68     MLML         Stadium Place                                               3030 Memorial Parkway South
  69     PNC          3191 West Temple Avenue (22)                                3191 West Temple Avenue
  70     BofA         Sun Communities - Davison East                              11100 Davison Road
  71     MLML         Sun Pointe Apartments                                       1250 Woodcrest Drive
  72     PNC          Crossroads Plaza (23)                                       SR 819 and U.S. 119
  73     PNC          Lakewood Towne Square Shopping Center                       12700 Grant Road
  74     PNC          Sherwood Plaza                                              4020 Frederica Street
  75     PNC          Staybridge Suites (Eagan)                                   4675 Rahncliff Road
  76     PNC          29982 Ivy Glenn Drive                                       29982 Ivy Glenn Drive
  77     PNC          ADP Office                                                  305 Spindrift
  78     MLML         Walgreen's - Naperville                                     1779 Sequoia Road
  79     PNC          Saint Joseph's Court Apartments                             85 Eagle Street
  80     MLML         Riverside General Plaza Phase II                            9867-9931 Magnolia Avenue
  81     MLML         2025 Richmond Avenue (24)                                   2025 Richmond Avenue
  82     PNC          Ashwood Apartments                                          2929 South 129th East Place
  83     PNC          Corbett Way (15)                                            30-40 Corbett Way
  84     MLML         West Valley Plaza                                           379-445 West Bagley Road
  85     MLML         Park Place North Apartments                                 1306 North Frisco Avenue
  86     PNC          Gold Rush Apartments II                                     2030 Prospector Court
  87     BofA         Mustang Shopping Center and All Storage                     82 Armstrong Drive
  88     BofA         Zeman Portfolio - Redwood MHC and Self Storage              15242 East 1830 North Road
  89     CDCMC        Wesco Air Industrial Building                               27727 Avenue Scott
  90     PNC          Clayton Group Services                                      22345 Roethel Drive
  91     PNC          Gold Rush Apartments I                                      2030 Prospector Court
  92     PNC          Shoppes at River's Bend                                     5765 South State Route 48
  93     BofA         Sun Communities - Forest Meadows                            1284 North 19th Street
  94     MLML         Chino Hills Retail                                          2130 Grand Avenue
  95     BofA         Sun Communities - Village Trails                            518 Hickory Lane

                                                                                        NUMBER OF       PROPERTY
  LOAN #    CITY                       STATE     ZIP CODE       COUNTY                  PROPERTIES      TYPE
  ------    ----                       -----     --------       ------                  ----------      ----

     1      San Francisco               CA        94104         San Francisco               1           Office
     2      Various                   Various    Various        Various                     9           Hospitality
   2.01     Albany                      NY        12207         Albany                      1           Hospitality
   2.02     Linthicum                   MD        21090         Anne Arundel                1           Hospitality
   2.03     Lafayette                   LA        70508         Lafayette                   1           Hospitality
   2.04     Dedham                      MA        02026         Norfolk                     1           Hospitality
   2.05     Tulsa                       OK        74145         Tulsa                       1           Hospitality
   2.06     Pittsburgh                  PA        15220         Allegheny                   1           Hospitality
   2.07     York                        PA        17402         York                        1           Hospitality
   2.08     Augusta                     GA        30909         Richmond                    1           Hospitality
   2.09     East Hartford               CT        06108         Hartford                    1           Hospitality
     3      Dallas                      TX        75207         Dallas                      1           Other
     4      Portland                    OR        97216         Multnomah                   1           Retail
     5      Herndon                     VA        22071         Fairfax                     1           Retail
     6      Various                     WA       Various        Various                     10          Office
   6.01     Lacey                       WA        98503         Thurston                    1           Office
   6.02     Lacey                       WA        98503         Thurston                    1           Office
   6.03     Lacey                       WA        98503         Thurston                    1           Office
   6.04     Lacey                       WA        98503         Thurston                    1           Office
   6.05     Lacey                       WA        98503         Thurston                    1           Office
   6.06     Lacey                       WA        98503         Thurston                    1           Office
   6.07     Lacey                       WA        98503         Thurston                    1           Office
   6.08     Shelton                     WA        98584         Mason                       1           Office
   6.09     Port Angeles                WA        98362         Clallam                     1           Office
   6.10     Olympia                     WA        98501         Thurston                    1           Office
     7      Various                   Various    Various        Various                     18          Self Storage
   7.01     Sunrise                     FL        33351         Broward                     1           Self Storage
   7.02     Colmar                      PA        18915         Montgomery                  1           Self Storage
   7.03     Carrollton                  TX        75006         Dallas                      1           Self Storage
   7.04     Sacramento                  CA        95823         Sacramento                  1           Self Storage
   7.05     Duncanville                 TX        75137         Dallas                      1           Self Storage
   7.06     Ferndale                    WA        98248         Whatcom                     1           Self Storage
   7.07     Ocala                       FL        34480         Marion                      1           Self Storage
   7.08     Toledo                      OH        43623         Lucas                       1           Self Storage
   7.09     Worthington                 OH        43085         Franklin                    1           Self Storage
   7.10     Tilton                      NH         3276         Belknap                     1           Self Storage
   7.11     Maplewood                   MN        55109         Ramsey                      1           Self Storage
   7.12     Milwaukee                   WI        53224         Milwaukee                   1           Self Storage
   7.13     Brooksville                 FL        34613         Hernando                    1           Self Storage
   7.14     Hudson                      FL        34669         Pasco                       1           Self Storage
   7.15     Temple                      TX        76502         Bell                        1           Self Storage
   7.16     College Park                GA        30349         Clayton                     1           Self Storage
   7.17     Longwood                    FL        32750         Seminole                    1           Self Storage
   7.18     Holyoke                     MA        10140         Hampden                     1           Self Storage
     8      Indianapolis                IN        46229         Marion                      1           Retail
     9      Various                   Various    Various        Various                     16          Self Storage
   9.01     Toms River                  NJ        08755         Ocean                       1           Self Storage
   9.02     Oklahoma City               OK        73114         Oklahoma                    1           Self Storage
   9.03     North Royalton              OH        44133         Cuyahoga                    1           Self Storage
   9.04     Fullerton                   CA        92831         Orange                      1           Self Storage
   9.05     Ayer                        MA        01432         Middlesex                   1           Self Storage
   9.06     Eustis                      FL        32726         Lake                        1           Self Storage
   9.07     Swansea                     MA        02777         Bristol                     1           Self Storage
   9.08     Austin                      TX        78759         Travis                      1           Self Storage
   9.09     Seminole                    FL        33772         Pinellas                    1           Self Storage
   9.10     Chesapeake                  VA        23323         Chesapeake City             1           Self Storage
   9.11     Dallas                      TX        75229         Dallas                      1           Self Storage
   9.12     Hudson                      FL        34667         Pasco                       1           Self Storage
   9.13     Kingston                    NY        12401         Ulster                      1           Self Storage
   9.14     Fort Worth                  TX        76133         Tarrant                     1           Self Storage
   9.15     Hanover Park                IL        60133         DuPage                      1           Self Storage
   9.16     Leominster                  MA        01453         Worcester                   1           Self Storage
    10      Various                   Various    Various        Various                     3           Manufactured Housing
   10.01    Monroe                      MI        48161         Monroe                      1           Manufactured Housing
   10.02    Orange City                 FL        32763         Volusia                     1           Manufactured Housing
   10.03    Saint Clair                 MI        48079         Saint Clair                 1           Manufactured Housing
    11      Various                   Various    Various        Various                     4           Manufactured Housing
   11.01    Merritt Island              FL        32953         Brevard                     1           Manufactured Housing
   11.02    DeBary                      FL        32713         Volusia                     1           Manufactured Housing
   11.03    Traverse City               MI        49686         Grand Traverse              1           Manufactured Housing
   11.04    Cadillac                    MI        49601         Wexford                     1           Manufactured Housing
    12      Tallahassee                 FL        32304         Leon                        1           Multifamily
    13      Tallahassee                 FL        32301         Leon                        1           Multifamily
    14      Burlington                  VT        05401         Chittenden                  1           Mixed Use
    15      Maitland                    FL        32810         Orange                      1           Office
    16      Avon and Simsbury           CT         6001         Hartford                    1           Retail
    17      Fort Myers                  FL        33919         Lee                         1           Multifamily
    18      Bloomfield Hills            MI        48304         Oakland                     1           Office
    19      Various                     GA       Various        Various                     2           Office
   19.01    Duluth                      GA        30097         Gwinnett                    1           Office
   19.02    Jonesboro                   GA        30236         Clayton                     1           Office
    20      Beverly Hills               CA        90210         Los Angeles                 1           Office
    21      Calabasas                   CA        91302         Los Angeles                 1           Hospitality
    22      Los Angeles                 CA        90034         Los Angeles                 1           Office
    23      Tallahassee                 FL        32308         Leon                        1           Multifamily
    24      Orlando                     FL        32826         Orange                      1           Office
    25      San Antonio                 TX        78216         Bexar                       1           Multifamily
    26      Charlotte                   NC        28217         Mecklenburg                 1           Multifamily
    27      Aurora                      CO        80015         Arapahoe                    1           Retail
    28      West Lafayette              IN        47906         Tippecanoe                  1           Manufactured Housing
    29      Fort Worth                  TX        76118         Tarrant                     4           Industrial
   29.01    Fort Worth                  TX        76118         Tarrant                     1           Industrial
   29.02    Fort Worth                  TX        76118         Tarrant                     1           Industrial
   29.03    Fort Worth                  TX        76118         Tarrant                     1           Industrial
   29.04    Richland Hills              TX        76118         Tarrant                     1           Industrial
    30      Various                   Various    Various        Various                     3           Manufactured Housing
   30.01    Yoder                       IN        46798         Allen                       1           Manufactured Housing
   30.02    Lakeland                    FL        33803         Polk                        1           Manufactured Housing
   30.03    Byron Center                MI        49315         Kent                        1           Manufactured Housing
    31      Del Mar                     CA        92014         San Diego                   1           Office
    32      Bedford                     NY        10549         Westchester                 1           Office
    33      Sterling                    VA        20166         Loudoun                     1           Hospitality
    34      Davison                     MI        48423         Genesee                     1           Manufactured Housing
    35      Tucson                      AZ        85706         Pima                        1           Office
    36      Scottsdale                  AZ        85260         Maricopa                    1           Office
    37      Portland                    OR        97201         Multnomah                   1           Office
    38      Independence                MO        64015         Jackson                     1           Office
    39      Hawthorne                   CA        90250         Los Angeles                 1           Industrial
    40      Houston                     TX        77041         Harris                      1           Office
    41      Los Angeles                 CA        90010         Los Angeles                 1           Mixed Use
    42      Selma                       TX        78154         Bexar                       1           Retail
    43      Park City                   IL        60085         Lake                        1           Manufactured Housing
    44      Miami                       FL        33147         Miami-Dade                  1           Multifamily
    45      Jersey City                 NJ        07306         Hudson                      1           Multifamily
    46      Norfolk                     VA        23502         Norfolk City                1           Retail
    47      Dallas                      TX        75211         Dallas                      1           Multifamily
    48      Fishers                     IN        46256         Hamilton                    1           Hospitality
    49      Ann Arbor                   MI        48108         Washtenaw                   1           Retail
    50      Yukon                       OK        73099         Canadian                    1           Self Storage
    51      South Lake Tahoe            CA        96150         El Dorado                   1           Retail
    52      Beaumont                    TX        77706         Jefferson                   1           Retail
    53      Amherst                     NY        14221         Erie                        1           Office
    54      Davison                     MI        48423         Genesee                     1           Manufactured Housing
    55      Park City                   IL        60085         Lake                        1           Manufactured Housing
    56      Beach Park                  IL        60099         Lake                        1           Manufactured Housing
    57      Herndon                     VA        20170         Fairfax                     1           Office
    58      Orlando                     FL        32811         Orange                      1           Multifamily
    59      Tucson                      AZ        85748         Pima                        1           Retail
    60      Denver                      CO        80229         Adams                       1           Industrial
    61      Fort Worth                  TX        76133         Tarrant                     1           Multifamily
    62      Houston                     TX        77057         Harris                      1           Office
    63      Pomona                      CA        91768         Los Angeles                 1           Office
    64      Tulsa                       OK        74105         Tulsa                       1           Multifamily
    65      West Covina                 CA        91790         Los Angeles                 1           Office
    66      Buffalo                     NY        14203         Erie                        1           Office
    67      Waco                        TX        76706         McLennan                    1           Hospitality
    68      Huntsville                  AL        35801         Madison                     1           Retail
    69      Pomona                      CA        91768         Los Angeles                 1           Office
    70      Davison                     MI        48423         Genesee                     1           Manufactured Housing
    71      Daytona Beach               FL        32114         Volusia                     1           Multifamily
    72      East Huntington Township    PA        15666         Westmoreland                1           Retail
    73      Cypress                     TX        77429         Harris                      1           Retail
    74      Owensboro                   KY        42301         Daviess                     1           Retail
    75      Eagan                       MN        55122         Dakota                      1           Hospitality
    76      Laguna Niguel               CA        92677         Orange                      1           Office
    77      Amherst                     NY        14221         Erie                        1           Office
    78      Naperville                  IL        60540         DuPage                      1           Retail
    79      North Adams                 MA        01247         Berkshire                   1           Multifamily
    80      Riverside                   CA        92503         Riverside                   1           Retail
    81      Staten Island               NY        10314         Richmond                    1           Mixed Use
    82      Tulsa                       OK        74134         Tulsa                       1           Multifamily
    83      Eatontown                   NJ        07724         Monmouth                    1           Office
    84      Berea                       OH        44017         Cuyahoga                    1           Retail
    85      Springfield                 MO        65802         Greene                      1           Multifamily
    86      Bullhead City               AZ        86442         Mohave                      1           Multifamily
    87      Mustang                     OK        73064         Canadian                    1           Self Storage
    88      Pontiac                     IL        61764         Livingston                  1           Manufactured Housing
    89      Valencia                    CA        91355         Los Angeles                 1           Industrial
    90      Novi                        MI        48375         Oakland                     1           Office
    91      Bullhead City               AZ        86442         Mohave                      1           Multifamily
    92      Maineville                  OH        45039         Warren                      1           Retail
    93      Philomath                   OR        97370         Benton                      1           Manufactured Housing
    94      Chino Hills                 CA        91709         San Bernardino              1           Retail
    95      Howard City                 MI        49329         Montcalm                    1           Manufactured Housing

            PROPERTY                                                  YEAR                TOTAL        UNIT OF
  LOAN #    SUBTYPE                            YEAR BUILT           RENOVATED           SF/UNITS       MEASURE     OCCUPANCY % (1)
  ------    -------                            ----------           ---------           --------       -------     ---------------

     1      CBD                              1921/1969/1971                             1,780,748    SF                 93.7
     2      Various                             Various              Various                1,484    Rooms              67.6
   2.01     Full Service                          1981                2001                    384    Rooms              72.4
   2.02     Full Service                          1973                2000                    259    Rooms              80.1
   2.03     Full Service                          1997                                         90    Rooms              78.9
   2.04     Extended Stay                         1998                                         81    Rooms              75.5
   2.05     Full Service                          1997                1999                    122    Rooms              63.9
   2.06     Full Service                          1972                2001                    201    Rooms              50.3
   2.07     Full Service                          1970                1999                    100    Rooms              59.2
   2.08     Limited Service                       1990                2002                    117    Rooms              53.1
   2.09     Full Service                          1974                2001                    130    Rooms              65.2
     3      Merchandise Mart                      1959                1979              3,179,069    SF                 94.3
     4      Anchored                              1970                2001                305,103    SF                 91.2
     5      Anchored                              1989                                    229,410    SF                 99.0
     6      Suburban                            Various                                   287,921    SF                 94.1
   6.01     Suburban                              1986                                     76,143    SF                 100.0
   6.02     Suburban                              1990                                     36,454    SF                 100.0
   6.03     Suburban                              1989                                     33,345    SF                 100.0
   6.04     Suburban                              1991                                     33,184    SF                 100.0
   6.05     Suburban                              1989                                     33,184    SF                 100.0
   6.06     Suburban                              1989                                     26,981    SF                 96.0
   6.07     Suburban                              1987                                     22,848    SF                 82.9
   6.08     Suburban                              1973                                     12,000    SF                 57.5
   6.09     Suburban                              1976                                      9,800    SF                 30.6
   6.10     Suburban                              1974                                      3,982    SF                 100.0
     7      Self Storage                        Various              Various              921,912    SF                 81.3
   7.01     Self Storage                          1985                                     96,420    SF                 79.9
   7.02     Self Storage                          1995                                     70,675    SF                 80.4
   7.03     Self Storage                          1983                                     77,428    SF                 82.9
   7.04     Self Storage                          1982                                     57,360    SF                 84.8
   7.05     Self Storage                          1987                                     68,175    SF                 80.2
   7.06     Self Storage                          1972                                     49,365    SF                 88.6
   7.07     Self Storage                          1987                                     61,334    SF                 90.1
   7.08     Self Storage                          1989                                     38,540    SF                 89.9
   7.09     Self Storage                          1990                                     52,100    SF                 81.2
   7.10     Self Storage                       1987, 1989                                  27,500    SF                 74.9
   7.11     Self Storage                          1980                                     49,925    SF                 73.1
   7.12     Self Storage                          1990                                     46,850    SF                 83.4
   7.13     Self Storage                          1988                                     32,129    SF                 90.3
   7.14     Self Storage                          1985                                     33,875    SF                 90.9
   7.15     Self Storage                          1992                1994                 31,610    SF                 80.3
   7.16     Self Storage                          1985                                     41,375    SF                 78.3
   7.17     Self Storage                          1989                                     35,980    SF                 60.7
   7.18     Self Storage                          1920                2000                 51,271    SF                 70.6
     8      Anchored                              1973                2004                448,762    SF                 75.8
     9      Self Storage                        Various              Various              876,587    SF                 76.7
   9.01     Self Storage                          1988                2001                 72,943    SF                 75.4
   9.02     Self Storage                          1977                                    148,720    SF                 67.9
   9.03     Self Storage                          1990                                     56,260    SF                 78.0
   9.04     Self Storage                          1980                                     43,875    SF                 89.2
   9.05     Self Storage                          1983                1987                 42,275    SF                 88.4
   9.06     Self Storage                          1988                                     62,492    SF                 88.7
   9.07     Self Storage                          1988                                     44,720    SF                 82.3
   9.08     Self Storage                          1981                                     70,719    SF                 63.6
   9.09     Self Storage                          1990                                     56,399    SF                 82.4
   9.10     Self Storage                          1987                                     46,020    SF                 83.8
   9.11     Self Storage                          1983                                     37,479    SF                 89.4
   9.12     Self Storage                          1986                                     53,420    SF                 71.4
   9.13     Self Storage                          1985                                     27,350    SF                 85.7
   9.14     Self Storage                          1986                2002                 53,255    SF                 63.7
   9.15     Self Storage                          1984                                     32,400    SF                 76.5
   9.16     Self Storage                          1987                                     28,260    SF                 70.9
    10      Manufactured Housing                Various                                       799    Pads               98.1
   10.01    Manufactured Housing                  1969                                        453    Pads               96.9
   10.02    Manufactured Housing                  1986                                        246    Pads               100.0
   10.03    Manufactured Housing                  1968                                        100    Pads               99.0
    11      Manufactured Housing                Various                                       920    Pads               98.9
   11.01    Manufactured Housing                  1987                                        301    Pads               100.0
   11.02    Manufactured Housing                  1989                                        245    Pads               100.0
   11.03    Manufactured Housing                  1965                                        192    Pads               100.0
   11.04    Manufactured Housing                  1969                                        182    Pads               94.5
    12      Student Housing                       1985                2004                    261    Units              100.0
    13      Garden                                1998                                        440    Units              92.3
    14      Office/Warehouse                   1895/1975              2004                217,383    SF                 100.0
    15      Suburban                              2001                                    196,835    SF                 94.2
    16      Unanchored                            1994                2001                 79,107    SF                 100.0
    17      Garden                                2002                                        276    Units              92.0
    18      Suburban                              1984                                    150,427    SF                 90.6
    19      Suburban                            Various                                   200,758    SF                 100.0
   19.01    Suburban                              2000                                    112,737    SF                 100.0
   19.02    Suburban                              2001                                     88,021    SF                 100.0
    20      CBD                                   1959                1999                115,733    SF                 95.3
    21      Full Service                          2002                                        142    Rooms              74.9
    22      Suburban                              1986                                    107,195    SF                 93.7
    23      Garden                                1996                2004                    242    Units              93.8
    24      Suburban                              1999                                    124,500    SF                 100.0
    25      Garden                                1994                                        252    Units              95.2
    26      Garden                                1998                                        300    Units              92.3
    27      Shadow Anchored                       2003                                     65,800    SF                 78.3
    28      Manufactured Housing                  1974                1999                    598    Pads               71.6
    29      Office/Warehouse                    Various              Various              433,969    SF                 100.0
   29.01    Office/Warehouse                      1994                                    145,565    SF                 100.0
   29.02    Office/Warehouse                      2002                                    107,020    SF                 100.0
   29.03    Office/Warehouse                      1995                                     71,384    SF                 100.0
   29.04    Office/Warehouse                      1963                1990                110,000    SF                 100.0
    30      Manufactured Housing                Various              Various                  689    Pads               79.9
   30.01    Manufactured Housing                  1965                                        338    Pads               67.6
   30.02    Manufactured Housing                  1984                                        208    Pads               88.5
   30.03    Manufactured Housing                  1960                1994                    143    Pads               96.5
    31      Suburban                              1987                                     53,072    SF                 99.5
    32      Suburban                              1970                2002                 72,618    SF                 100.0
    33      Limited Service                       2001                                        157    Rooms              87.4
    34      Manufactured Housing                  1978                                        474    Pads               75.3
    35      Suburban                              1984                                    163,663    SF                 92.8
    36      Suburban                              1999                                     98,555    SF                 100.0
    37      Suburban                              1933                2003                108,012    SF                 94.0
    38      Suburban                              2001                                     92,522    SF                 100.0
    39      Industrial                            1948                1995                226,328    SF                 100.0
    40      Suburban                              2001                2004                101,039    SF                 100.0
    41      Office/Retail                         1958                2002                 72,604    SF                 100.0
    42      Anchored                              2003                                    102,771    SF                 96.7
    43      Manufactured Housing                  1982                                        225    Pads               97.8
    44      Section 42                            2004                                        288    Units              100.0
    45      Student                            1920-1930     1980, 1994, 2000, 2001           152    Units              100.0
    46      Shadow Anchored                       1971                2003                109,221    SF                 91.0
    47      Garden                                1986                2004                    236    Units              94.5
    48      Limited Service                       2000                                        146    Rooms              74.2
    49      Unanchored                            1980                2003                 93,470    SF                 81.4
    50      Self Storage                          1997                2003                175,270    SF                 80.7
    51      Unanchored                            1973                                     51,801    SF                 100.0
    52      Anchored                              1987                2002                100,967    SF                 97.0
    53      Suburban                              2000                                     54,050    SF                 100.0
    54      Manufactured Housing                  1968                                        385    Pads               69.6
    55      Manufactured Housing                  1958                                        194    Pads               94.0
    56      Manufactured Housing/Multifamily      1958                1985                    145    Pads               92.9
    57      Suburban                              1985                2004                 52,423    SF                 69.4
    58      Garden                                1980                2004                     96    Units              96.9
    59      Shadow Anchored                       2004                                     42,836    SF                 100.0
    60      Flex                                  1982                                    123,990    SF                 95.3
    61      Garden                                1980                2001                    138    Units              94.2
    62      Suburban                              1977                2004                102,141    SF                 95.5
    63      Suburban                              1984                2003                 50,624    SF                 100.0
    64      Garden                                1977                                        232    Units              94.8
    65      Suburban                              1980                2000                 47,615    SF                 95.3
    66      CBD                                   1895                2001                164,304    SF                 81.6
    67      Full Service                          1972                2001                    148    Rooms              77.0
    68      Anchored                              1991                1999                 35,246    SF                 95.7
    69      Suburban                              1984                2003                 49,861    SF                 90.2
    70      Manufactured Housing                  1971                                        190    Pads               80.0
    71      Garden                                1986                2001                    119    Units              100.0
    72      Anchored                              1975                2002                105,657    SF                 100.0
    73      Unanchored                            2003                                     32,380    SF                 86.5
    74      Anchored                              1973                2003                104,100    SF                 98.0
    75      Limited Service                       2000                                         89    Rooms              79.2
    76      Suburban                              1981                2003                 23,599    SF                 100.0
    77      Suburban                              1998                                     29,480    SF                 100.0
    78      Single Tenant                         2004                                     13,650    SF                 100.0
    79      Mid-rise                              1928                2000                     78    Units              100.0
    80      Shadow Anchored                       2004                                     13,938    SF                 100.0
    81      Office/Retail                         1987                2003                 30,840    SF                 96.1
    82      Garden                                1984                2004                    144    Units              89.6
    83      Suburban                              2004                                     24,000    SF                 90.7
    84      Anchored                              1957                2004                 49,861    SF                 88.8
    85      Garden                                1986                                        125    Units              99.2
    86      Garden                                1998                                         96    Units              100.0
    87      Self Storage/ Retail                  1976                2003                 88,515    SF                 83.5
    88      Mixed:MHC/Self-Storage                1961                                        135    Pads               95.6
    89      Flex                                  1980                2001                151,000    SF                 100.0
    90      Suburban                              1987                                     25,000    SF                 100.0
    91      Garden                                1998                                         52    Units              100.0
    92      Anchored                              2001                                     14,000    SF                 100.0
    93      Manufactured Housing                  1994                                         76    Pads               86.8
    94      Unanchored                            2002                                      8,736    SF                 100.0
    95      Manufactured Housing                  1995                                        100    Pads               80.0

             OCCUPANCY      APPRAISED        APPRAISAL      CUT-OFF DATE       ORIGINAL          ORIGINAL BALANCE    CUT-OFF DATE
  LOAN #       DATE          VALUE ($)         DATE          LTV (%) (2)     BALANCE ($) (3)        PER UNIT ($)     BALANCE ($) (3)
  ------       ----         ----------         ----          -----------     ----------------      -------------    ---------------

     1        6/1/04        845,000,000       8/2/04           49.3           130,000,000.00               234       130,000,000.00
     2        6/30/04        96,800,000       Various          72.9            70,618,886.08            47,587        70,536,870.16
   2.01       6/30/04        29,800,000       5/1/04                           23,250,299.60                          23,223,296.98
   2.02       6/30/04        26,800,000       5/1/04                           21,276,151.75                          21,251,441.88
   2.03       6/30/04         7,900,000       5/1/04                            5,904,505.81                           5,897,648.39
   2.04       6/30/04         8,500,000       5/1/04                            5,535,785.62                           5,529,356.43
   2.05       6/30/04         8,500,000       5/1/04                            5,022,566.97                           5,016,733.82
   2.06       6/30/04         5,200,000       4/28/04                           3,575,589.34                           3,571,436.69
   2.07       6/30/04         3,800,000       5/1/04                            2,466,439.14                           2,463,574.65
   2.08       6/30/04         3,800,000       5/1/04                            2,192,390.34                           2,189,844.12
   2.09       6/30/04         2,500,000       4/28/04                           1,395,157.49                           1,393,537.17
     3        6/30/04       227,000,000       6/14/04          51.0            50,000,000.00                36        49,875,579.52
     4        7/12/04        55,000,000       7/12/04          80.0            44,000,000.00               144        44,000,000.00
     5        10/4/04        58,250,000       6/7/04           67.6            39,500,000.00               172        39,363,218.84
     6        9/29/04        41,850,000       9/1/04           75.9            31,800,000.00               110        31,769,678.59
   6.01       9/29/04        11,000,000       9/1/04                            8,359,000.00                           8,351,029.66
   6.02       9/29/04         5,300,000       9/1/04                            4,027,000.00                           4,023,160.24
   6.03       9/29/04         5,100,000       9/1/04                            3,875,000.00                           3,871,305.17
   6.04       9/29/04         4,900,000       9/1/04                            3,723,000.00                           3,719,450.11
   6.05       9/29/04         4,700,000       9/1/04                            3,571,000.00                           3,567,595.04
   6.06       9/29/04         4,500,000       9/1/04                            3,419,000.00                           3,415,739.97
   6.07       9/29/04         3,700,000       9/1/04                            2,812,000.00                           2,809,318.75
   6.08       9/29/04         1,250,000       9/1/04                              950,000.00                             949,094.17
   6.09       9/29/04           850,000       9/1/04                              646,000.00                             645,384.04
   6.10       9/29/04           550,000       9/1/04                              418,000.00                             417,601.44
     7        Various        46,980,000       4/30/04          65.5            30,920,000.00                34        30,773,889.51
   7.01       4/19/04         7,280,000       4/30/04                           5,370,000.00                           5,344,624.41
   7.02       4/20/04         5,600,000       4/30/04                           3,670,000.00                           3,652,657.65
   7.03       4/20/04         3,930,000       4/30/04                           2,570,000.00                           2,557,855.63
   7.04       4/20/04         3,750,000       4/30/04                           2,530,000.00                           2,518,044.65
   7.05       4/19/04         2,850,000       4/30/04                           1,730,000.00                           1,721,825.00
   7.06       4/20/04         2,540,000       4/30/04                           1,680,000.00                           1,672,061.27
   7.07       4/20/04         2,220,000       4/30/04                           1,660,000.00                           1,652,155.78
   7.08       4/20/04         2,110,000       4/30/04                           1,620,000.00                           1,612,344.79
   7.09       4/20/04         2,010,000       4/30/04                           1,520,000.00                           1,512,817.34
   7.10       4/20/04         1,700,000       4/30/04                           1,260,000.00                           1,254,045.95
   7.11       4/19/04         2,500,000       4/30/04                           1,230,000.00                           1,224,187.71
   7.12       4/19/04         1,600,000       4/30/04                           1,080,000.00                           1,074,896.53
   7.13       4/20/04         1,460,000       4/30/04                           1,040,000.00                           1,035,085.55
   7.14       4/20/04         1,240,000       4/30/04                             920,000.00                             915,652.60
   7.15       4/20/04         1,320,000       4/30/04                             900,000.00                             895,747.11
   7.16       4/20/04         1,930,000       4/30/04                             900,000.00                             895,747.11
   7.17       4/20/04         1,430,000       4/30/04                             680,000.00                             676,786.70
   7.18       4/20/04         1,510,000       4/30/04                             560,000.00                             557,353.76
     8        8/24/04        45,000,000       6/1/04           68.2            30,693,522.00                68        30,693,522.00
     9        Various        42,260,000       4/30/04          65.1            27,660,000.00                32        27,529,294.42
   9.01       4/20/04         5,630,000       4/30/04                           3,450,000.00                           3,433,697.24
   9.02       4/19/04         3,720,000       4/30/04                           2,720,000.00                           2,707,146.81
   9.03       4/20/04         3,580,000       4/30/04                           2,540,000.00                           2,527,997.39
   9.04       4/20/04         3,560,000       4/30/04                           2,480,000.00                           2,468,280.92
   9.05       4/20/04         3,520,000       4/30/04                           2,380,000.00                           2,368,753.46
   9.06       4/20/04         3,180,000       4/30/04                           2,330,000.00                           2,318,989.73
   9.07       4/20/04         3,310,000       4/30/04                           2,300,000.00                           2,289,131.50
   9.08       4/19/04         2,700,000       4/30/04                           1,820,000.00                           1,811,399.71
   9.09       4/20/04         2,300,000       4/30/04                           1,700,000.00                           1,691,966.76
   9.10       4/20/04         2,320,000       4/30/04                           1,410,000.00                           1,403,337.13
   9.11       4/19/04         1,370,000       4/30/04                             890,000.00                             885,794.36
   9.12       4/20/04         1,200,000       4/30/04                             890,000.00                             885,794.36
   9.13       4/19/04         1,340,000       4/30/04                             800,000.00                             796,219.65
   9.14       4/19/04         2,000,000       4/30/04                             730,000.00                             726,550.43
   9.15       4/19/04         1,280,000       4/30/04                             720,000.00                             716,597.69
   9.16       4/20/04         1,250,000       4/30/04                             500,000.00                             497,637.28
    10        5/31/04        33,900,000       5/1/04           79.4            26,922,749.00            33,696        26,922,749.00
   10.01      5/31/04        22,200,000       5/1/04                           17,760,000.00                          17,760,000.00
   10.02      5/31/04         7,900,000       5/1/04                            6,122,749.00                           6,122,749.00
   10.03      5/31/04         3,800,000       5/1/04                            3,040,000.00                           3,040,000.00
    11        Various        32,050,000       5/1/04           79.1            25,366,570.00            27,572        25,366,570.00
   11.01      8/5/04         11,600,000       5/1/04                            9,006,570.00                           9,006,570.00
   11.02      8/5/04          7,800,000       5/1/04                            6,240,000.00                           6,240,000.00
   11.03      7/31/04         6,850,000       5/1/04                            5,480,000.00                           5,480,000.00
   11.04      7/31/04         5,800,000       5/1/04                            4,640,000.00                           4,640,000.00
    12        7/31/04        31,400,000       8/1/04           78.1            24,600,000.00            94,253        24,510,747.12
    13        8/10/04        29,500,000       9/8/04           79.7            23,520,000.00            53,455        23,520,000.00
    14        7/31/04        30,600,000       8/18/04          75.2            23,000,000.00               106        23,000,000.00
    15        5/31/04        29,800,000       7/8/04           72.8            21,750,000.00               110        21,703,558.28
    16        7/31/04        27,300,000       8/26/04          78.8            21,500,000.00               272        21,500,000.00
    17        7/31/04        27,200,000       7/15/04          74.6            20,300,000.00            73,551        20,281,632.72
    18        4/1/04         28,750,000       8/1/04           70.4            20,250,000.00               135        20,250,000.00
    19        7/1/04         22,100,000       6/23/04          75.9            16,800,000.00                84        16,769,264.61
   19.01      7/1/04         11,800,000       6/23/04                           8,970,135.75                           8,953,725.00
   19.02      7/1/04         10,300,000       6/23/04                           7,829,864.25                           7,815,539.61
    20        9/1/04         26,000,000       6/30/04          63.8            16,600,000.00               143        16,600,000.00
    21        4/30/04        22,200,000       8/1/04           69.8            15,500,000.00           109,155        15,500,000.00
    22        9/1/04         20,250,000       8/30/04          76.5            15,500,000.00               145        15,500,000.00
    23        8/10/04        19,300,000       9/8/04           79.2            15,280,000.00            63,140        15,280,000.00
    24        9/30/04        21,500,000       8/5/04           69.7            15,000,000.00               120        14,979,400.51
    25        6/17/04        18,000,000       5/27/04          79.7            14,350,000.00            56,944        14,350,000.00
    26        8/20/04        19,800,000       8/24/04          72.1            14,280,000.00            47,600        14,280,000.00
    27        7/1/04         17,000,000       5/26/04          82.4            14,000,000.00               213        14,000,000.00
    28        7/31/04        21,800,000       5/1/04           63.1            13,764,053.00            23,017        13,764,053.00
    29        9/27/04        17,050,000       6/22/04          79.2            13,500,000.00                31        13,500,000.00
   29.01      9/27/04         6,100,000       6/22/04                           4,829,912.02                           4,829,912.02
   29.02      9/27/04         4,550,000       6/22/04                           3,602,639.30                           3,602,639.30
   29.03      9/27/04         3,500,000       6/22/04                           2,771,261.00                           2,771,261.00
   29.04      9/27/04         2,900,000       6/22/04                           2,296,187.68                           2,296,187.68
    30        5/31/04        18,300,000       5/1/04           73.0            13,357,743.00            19,387        13,357,743.00
   30.01      5/31/04         7,700,000       5/1/04                            5,018,465.00                           5,018,465.00
   30.02      5/31/04         5,600,000       5/1/04                            4,339,278.00                           4,339,278.00
   30.03      5/31/04         5,000,000       5/1/04                            4,000,000.00                           4,000,000.00
    31        6/15/04        19,800,000       6/1/04           64.2            12,740,000.00               240        12,707,989.07
    32        9/22/04        15,900,000       8/23/04          78.5            12,500,000.00               172        12,487,424.44
    33        6/18/04        18,000,000       5/14/04          69.3            12,500,000.00            79,618        12,467,424.95
    34        5/31/04        15,600,000       5/1/04           79.9            12,458,235.00            26,283        12,458,235.00
    35        7/31/04        15,700,000       8/17/04          79.0            12,400,000.00                76        12,400,000.00
    36        8/1/04         15,000,000       8/20/04          79.9            12,000,000.00               122        11,988,838.40
    37        6/30/04        14,350,000       7/15/04          78.2            11,250,000.00               104        11,228,484.95
    38        7/21/04        15,500,000       7/18/04          72.1            11,200,000.00               121        11,178,105.69
    39        8/10/04        15,500,000       8/12/04          67.7            10,500,000.00                46        10,500,000.00
    40        7/14/04        16,200,000       6/23/04          64.8            10,530,000.00               104        10,499,961.66
    41        6/1/04         14,900,000       7/14/04          69.7            10,400,000.00               143        10,390,887.21
    42        8/5/04         11,800,000       5/8/04           79.4             9,400,000.00                91         9,366,661.69
    43        8/31/04        11,650,000       6/1/04           80.0             9,320,000.00            41,422         9,320,000.00
    44        9/1/04         13,970,000       8/23/04          66.5             9,300,000.00            32,292         9,294,618.03
    45        8/9/04         12,310,000       6/22/04          72.9             9,000,000.00            59,211         8,978,017.03
    46        8/30/04        11,750,000       7/10/04          74.9             8,800,000.00                81         8,800,000.00
    47        9/7/04         11,000,000       9/8/04           79.5             8,750,000.00            37,076         8,741,491.25
    48        6/30/04        12,000,000       7/15/04          70.6             8,500,000.00            58,219         8,475,928.41
    49        8/30/04        10,900,000       1/15/04          75.0             8,175,000.00                87         8,175,000.00
    50        8/30/04        11,050,000       7/23/04          73.2             8,100,000.00                46         8,092,276.62
    51        9/1/04         15,500,000       6/4/04           51.6             8,000,000.00               154         8,000,000.00
    52        8/17/04        10,500,000       7/23/04          74.6             7,840,000.00                78         7,829,416.23
    53        8/30/04         9,700,000       5/21/04          79.8             7,750,000.00               143         7,742,701.21
    54        5/31/04         9,600,000       5/1/04           80.0             7,680,000.00            19,948         7,680,000.00
    55        8/31/04         8,125,000       6/1/04           80.0             6,500,000.00            33,505         6,500,000.00
    56        8/31/04         8,075,000       6/1/04           80.0             6,460,000.00            44,552         6,460,000.00
    57        6/30/04         7,800,000       6/18/04          79.0             6,160,000.00               118         6,160,000.00
    58        8/30/04         7,480,000       8/23/04          80.2             6,000,000.00            62,500         6,000,000.00
    59        6/1/04          7,475,000       6/10/04          78.2             5,850,000.00               137         5,844,311.30
    60        7/27/04         7,750,000       7/8/04           74.7             5,800,000.00                47         5,787,243.96
    61        7/21/04         6,985,000       7/27/04          79.3             5,550,000.00            40,217         5,539,197.93
    62        6/1/04          7,200,000       5/13/04          76.2             5,500,000.00                54         5,489,130.45
    63        9/1/04          7,500,000       4/20/04          69.1             5,350,000.00               106         5,345,280.86
    64        6/22/04         6,900,000       6/23/04          76.7             5,300,000.00            22,845         5,289,841.70
    65        9/30/04         7,200,000       7/30/04          72.2             5,200,000.00               109         5,195,235.42
    66        8/3/04          7,200,000       8/30/04          72.1             5,200,000.00                32         5,193,746.30
    67        6/30/04         7,900,000       6/9/04           65.6             5,200,000.00            35,135         5,181,362.65
    68        8/5/04          6,300,000       7/15/04          79.4             5,000,000.00               142         5,000,000.00
    69        8/19/04         6,950,000       4/20/04          69.1             4,650,000.00                93         4,645,898.32
    70        5/31/04         6,000,000       5/1/04           77.1             4,626,928.00            24,352         4,626,928.00
    71        8/30/04         5,700,000       8/23/04          78.9             4,500,000.00            37,815         4,495,609.07
    72        6/30/04         5,300,000       6/8/04           79.9             4,240,000.00                40         4,236,420.65
    73        8/10/04         5,700,000       8/13/04          73.7             4,200,000.00               130         4,200,000.00
    74        8/16/04         5,720,000       12/1/04          73.2             4,200,000.00                40         4,188,186.94
    75        6/30/04         6,025,000       5/25/04          68.8             4,165,000.00            46,798         4,146,594.48
    76        7/20/04         6,900,000       6/16/04          59.8             4,135,000.00               175         4,127,316.15
    77        9/16/04         4,775,000       4/29/04          78.5             3,750,000.00               127         3,750,000.00
    78        9/1/04          4,790,000       7/29/04          78.2             3,750,000.00               275         3,746,683.73
    79        7/21/04         5,100,000       2/6/04           69.4             3,547,000.00            45,474         3,540,467.22
    80        8/12/04         4,800,000       7/14/04          72.9             3,500,000.00               251         3,500,000.00
    81        8/27/04         5,100,000       8/27/04          68.5             3,500,000.00               113         3,495,257.03
    82        6/23/04         4,400,000       7/20/04          77.1             3,400,000.00            23,611         3,393,497.68
    83        8/23/04         4,325,000       6/15/04          78.5             3,400,000.00               142         3,393,368.02
    84        8/13/04         5,300,000       8/17/04          62.3             3,300,000.00                66         3,300,000.00
    85        5/31/04         4,410,000       4/21/04          74.8             3,300,000.00            26,400         3,296,945.85
    86        6/10/04         4,100,000       6/18/04          80.3             3,300,000.00            34,375         3,293,840.48
    87        8/26/04         5,000,000       7/27/04          63.9             3,200,000.00                36         3,196,255.19
    88        8/31/04         3,900,000       6/1/04           70.8             2,760,000.00            20,444         2,760,000.00
    89        8/1/04         12,000,000       9/8/04           22.0             2,650,000.00                18         2,641,072.10
    90        9/16/04         2,800,000       3/19/04          79.9             2,240,000.00                90         2,238,024.13
    91        6/10/04         2,325,000       6/18/04          83.7             1,950,000.00            37,500         1,946,360.29
    92        6/1/04          2,600,000       8/4/04           73.1             1,900,000.00               136         1,900,000.00
    93        5/31/04         2,625,000       5/1/04           64.7             1,699,156.00            22,357         1,699,156.00
    94        5/6/04          3,565,000       5/25/04          47.6             1,700,000.00               195         1,695,194.86
    95        5/31/04         2,100,000       5/1/04           80.0             1,680,000.00            16,800         1,680,000.00

                              CUT-OFF DATE   LOAN      % OF         % OF
               % OF INITIAL      BALANCE    GROUP      LOAN         LOAN       CROSSED                     RELATED
 LOAN #        POOL BALANCE   PER UNIT ($)  1 OR 2    GROUP 1      GROUP 2    LOAN (4)                   BORROWER (5)
 ------        ------------  -------------- ------    -------      -------    --------                   ------------

    1              10.4           234         1        12.2
    2               5.7          47,532       1         6.6
  2.01              1.9                       1         2.2
  2.02              1.7                       1         2.0
  2.03              0.5                       1         0.6
  2.04              0.4                       1         0.5
  2.05              0.4                       1         0.5
  2.06              0.3                       1         0.3
  2.07              0.2                       1         0.2
  2.08              0.2                       1         0.2
  2.09              0.1                       1         0.1
    3               4.0            36         1         4.7
    4               3.5           144         1         4.1
    5               3.2           172         1         3.7
    6               2.5           110         1         3.0
  6.01              0.7                       1         0.8
  6.02              0.3                       1         0.4
  6.03              0.3                       1         0.4
  6.04              0.3                       1         0.3
  6.05              0.3                       1         0.3
  6.06              0.3                       1         0.3
  6.07              0.2                       1         0.3
  6.08              0.1                       1         0.1
  6.09              0.1                       1         0.1
  6.10              0.0                       1         0.0
    7               2.5            33         1         2.9                       9                           9
  7.01              0.4                       1         0.5
  7.02              0.3                       1         0.3
  7.03              0.2                       1         0.2
  7.04              0.2                       1         0.2
  7.05              0.1                       1         0.2
  7.06              0.1                       1         0.2
  7.07              0.1                       1         0.2
  7.08              0.1                       1         0.2
  7.09              0.1                       1         0.1
  7.10              0.1                       1         0.1
  7.11              0.1                       1         0.1
  7.12              0.1                       1         0.1
  7.13              0.1                       1         0.1
  7.14              0.1                       1         0.1
  7.15              0.1                       1         0.1
  7.16              0.1                       1         0.1
  7.17              0.1                       1         0.1
  7.18              0.0                       1         0.1
    8               2.5            68         1         2.9
    9               2.2            31         1         2.6                       7                           7
  9.01              0.3                       1         0.3
  9.02              0.2                       1         0.3
  9.03              0.2                       1         0.2
  9.04              0.2                       1         0.2
  9.05              0.2                       1         0.2
  9.06              0.2                       1         0.2
  9.07              0.2                       1         0.2
  9.08              0.1                       1         0.2
  9.09              0.1                       1         0.2
  9.10              0.1                       1         0.1
  9.11              0.1                       1         0.1
  9.12              0.1                       1         0.1
  9.13              0.1                       1         0.1
  9.14              0.1                       1         0.1
  9.15              0.1                       1         0.1
  9.16              0.0                       1         0.0
   10               2.2          33,696       1         2.5                      95                 11,28,30,34,54,70,93,95
  10.01             1.4                       1         1.7
  10.02             0.5                       1         0.6
  10.03             0.2                       1         0.3
   11               2.0          27,572       1         2.4                      28                 10,28,30,34,54,70,93,95
  11.01             0.7                       1         0.8
  11.02             0.5                       1         0.6
  11.03             0.4                       1         0.5
  11.04             0.4                       1         0.4
   12               2.0          93,911       2                     13.4
   13               1.9          53,455       2                     12.9                                    23,26
   14               1.8           106         1         2.2
   15               1.7           110         1         2.0                                                   40
   16               1.7           272         1         2.0
   17               1.6          73,484       2                     11.1
   18               1.6           135         1         1.9
   19               1.3            84         1         1.6
  19.01             0.7                       1         0.8
  19.02             0.6                       1         0.7
   20               1.3           143         1         1.6
   21               1.2         109,155       1         1.5
   22               1.2           145         1         1.5                                                 63,69
   23               1.2          63,140       2                      8.4                                    13,26
   24               1.2           120         1         1.4
   25               1.2          56,944       2                      7.8                                      61
   26               1.1          47,600       2                      7.8                                    13,23
   27               1.1           213         1         1.3
   28               1.1          23,017       1         1.3                      11                 10,11,30,34,54,70,93,95
   29               1.1            31         1         1.3
  29.01             0.4                       1         0.5
  29.02             0.3                       1         0.3
  29.03             0.2                       1         0.3
  29.04             0.2                       1         0.2
   30               1.1          19,387       1         1.3                  34,54,70,93            10,11,28,34,54,70,93,95
  30.01             0.4                       1         0.5
  30.02             0.3                       1         0.4
  30.03             0.3                       1         0.4
   31               1.0           239         1         1.2
   32               1.0           172         1         1.2
   33               1.0          79,410       1         1.2
   34               1.0          26,283       1         1.2                  30,54,70,93            10,11,28,30,54,70,93,95
   35               1.0            76         1         1.2
   36               1.0           122         1         1.1
   37               0.9           104         1         1.1
   38               0.9           121         1         1.1
   39               0.8            46         1         1.0
   40               0.8           104         1         1.0                                                   15
   41               0.8           143         1         1.0
   42               0.8            91         1         0.9
   43               0.7          41,422       2                      5.1                                   55,56,88
   44               0.7          32,273       2                      5.1
   45               0.7          59,066       1         0.8
   46               0.7            81         1         0.8                                                49,58,71
   47               0.7          37,040       2                      4.8
   48               0.7          58,054       1         0.8
   49               0.7            87         1         0.8                                                46,58,71
   50               0.6            46         1         0.8                                                   87
   51               0.6           154         1         0.8
   52               0.6            78         1         0.7
   53               0.6           143         1         0.7
   54               0.6          19,948       1         0.7                  30,34,70,93            10,11,28,30,34,70,93,95
   55               0.5          33,505       2                      3.6                                   43,56,88
   56               0.5          44,552       1         0.6                                                43,55,88
   57               0.5           118         1         0.6
   58               0.5          62,500       2                      3.3                                   46,49,71
   59               0.5           136         1         0.5
   60               0.5            47         1         0.5
   61               0.4          40,139       2                      3.0                                      25
   62               0.4            54         1         0.5
   63               0.4           106         1         0.5                      69                         22,69
   64               0.4          22,801       2                      2.9
   65               0.4           109         1         0.5
   66               0.4            32         1         0.5
   67               0.4          35,009       1         0.5
   68               0.4           142         1         0.5
   69               0.4            93         1         0.4                      63                         22,63
   70               0.4          24,352       1         0.4                  30,34,54,93            10,11,28,30,34,54,93,95
   71               0.4          37,778       2                      2.5                                   46,49,58
   72               0.3            40         1         0.4
   73               0.3           130         1         0.4
   74               0.3            40         1         0.4
   75               0.3          46,591       1         0.4
   76               0.3           175         1         0.4
   77               0.3           127         1         0.4
   78               0.3           274         1         0.4
   79               0.3          45,391       2                      1.9
   80               0.3           251         1         0.3
   81               0.3           113         1         0.3
   82               0.3          23,566       2                      1.9
   83               0.3           141         1         0.3
   84               0.3            66         1         0.3
   85               0.3          26,376       2                      1.8
   86               0.3          34,311       2                      1.8                                      91
   87               0.3            36         1         0.3                                                   50
   88               0.2          20,444       1         0.3                                                43,55,56
   89               0.2            17         1         0.2
   90               0.2            90         1         0.2
   91               0.2          37,430       2                      1.1                                      86
   92               0.2           136         1         0.2
   93               0.1          22,357       1         0.2                  30,34,54,70            10,11,28,30,34,54,70,95
   94               0.1           194         1         0.2
   95               0.1          16,800       1         0.2                      10                 10,11,28,30,34,54,70,93

                                            NET
            INTEREST         ADMIN.       MORTGAGE                         IO MONTHLY              IO ANNUAL        MONTHLY P&I DEBT
 LOAN #      RATE %        FEE % (6)     RATE % (6)    ACCRUAL TYPE    DEBT SERVICE ($) (7)    DEBT SERVICE ($)        SERVICE ($)
 ------      ------        ---------     ----------    ------------    --------------------    ----------------        -----------

    1        4.8673         0.04170        4.8256       Actual/360         534,619.25            6,415,430.95
    2        6.5770         0.04170        6.5353       Actual/360                                                     481,967.94
  2.01
  2.02
  2.03
  2.04
  2.05
  2.06
  2.07
  2.08
  2.09
    3        6.0966         0.04170        6.0549       Actual/360                                                     314,465.79
    4        5.7810         0.04170        5.7393       Actual/360         214,914.03            2,578,968.36          257,639.21
    5        6.0540         0.05170        6.0023       Actual/360                                                     238,195.54
    6        5.4500         0.04170        5.4083       Actual/360                                                     179,560.58
  6.01
  6.02
  6.03
  6.04
  6.05
  6.06
  6.07
  6.08
  6.09
  6.10
    7        6.6250         0.04170        6.5833       Actual/360                                                     211,195.57
  7.01
  7.02
  7.03
  7.04
  7.05
  7.06
  7.07
  7.08
  7.09
  7.10
  7.11
  7.12
  7.13
  7.14
  7.15
  7.16
  7.17
  7.18
    8        5.9400         0.04170        5.8983       Actual/360         154,043.11            1,848,517.36          182,840.84
    9        6.6250         0.04170        6.5833       Actual/360                                                     188,928.51
  9.01
  9.02
  9.03
  9.04
  9.05
  9.06
  9.07
  9.08
  9.09
  9.10
  9.11
  9.12
  9.13
  9.14
  9.15
  9.16
   10        5.0510         0.12170        4.9293       Actual/360         114,896.26            1,378,755.11          145,367.46
  10.01
  10.02
  10.03
   11        5.0510         0.12170        4.9293       Actual/360         108,255.07            1,299,060.80          136,964.98
  11.01
  11.02
  11.03
  11.04
   12        5.8600         0.03170        5.8283       Actual/360                                                     145,282.54
   13        4.9200         0.08170        4.8383       Actual/360          97,771.33            1,173,256.00          125,113.00
   14        5.8750         0.04170        5.8333       Actual/360         114,168.11            1,370,017.36          136,053.69
   15        5.2900         0.10170        5.1883       Actual/360                                                     120,643.73
   16        5.2500         0.03170        5.2183       Actual/360                                                     118,723.80
   17        5.6600         0.04170        5.6183       Actual/360                                                     117,307.22
   18        5.9000         0.04170        5.8583       Actual/360                                                     120,110.14
   19        6.0000         0.12170        5.8783       Actual/360                                                     100,724.49
  19.01
  19.02
   20        5.9000         0.03170        5.8683       Actual/360          82,750.23             993,002.78           98,460.66
   21        6.8330         0.04170        6.7913       Actual/360                                                     107,905.06
   22        5.5000         0.08170        5.4183       Actual/360          72,028.36             864,340.28           88,007.30
   23        4.9200         0.08170        4.8383       Actual/360          63,518.11             762,217.33           81,280.89
   24        5.6200         0.10170        5.5183       Actual/360                                                     93,191.16
   25        6.0500         0.07170        5.9783       Actual/360          73,352.75             880,232.99           86,497.34
   26        4.9200         0.08170        4.8383       Actual/360          59,361.17             712,334.00           75,961.46
   27        5.9600         0.04170        5.9183       Actual/360          70,499.07             845,988.84           83,577.39
   28        5.0510         0.12170        4.9293       Actual/360          58,739.85             704,878.18           74,318.02
   29        5.6250         0.04170        5.5833       Actual/360                                                     77,713.61
  29.01
  29.02
  29.03
  29.04
   30        5.0510         0.12170        4.9293       Actual/360          57,005.87             684,070.43           72,124.18
  30.01
  30.02
  30.03
   31        6.2500         0.05170        6.1983       Actual/360                                                     78,442.37
   32        5.2300         0.03170        5.1983       Actual/360                                                     68,870.70
   33        6.2600         0.12170        6.1383       Actual/360                                                     82,535.96
   34        5.0510         0.12170        4.9293       Actual/360          53,167.10             638,005.25           67,267.35
   35        5.5500         0.04170        5.5083       Actual/360          58,146.53             697,758.36           70,795.32
   36        5.5500         0.10170        5.4483       Actual/360                                                     68,511.60
   37        5.8000         0.05170        5.7483       Actual/360                                                     66,009.72
   38        5.7000         0.04170        5.6583       Actual/360                                                     65,004.85
   39        5.8000         0.08170        5.7183       Actual/360                                                     61,609.07
   40        5.7100         0.10170        5.6083       Actual/360                                                     61,182.91
   41        5.7860         0.04170        5.7443       Actual/360                                                     60,929.63
   42        5.9550         0.12170        5.8333       Actual/360                                                     56,086.08
   43        5.4359         0.12170        5.3142       Actual/360          42,805.20             513,662.35           52,543.72
   44        7.2500         0.05170        7.1983       Actual/360                                                     63,442.39
   45        6.6250         0.04170        6.5833       Actual/360                                                     61,473.49
   46        5.5710         0.07170        5.4993       Actual/360                                                     50,358.14
   47        5.3700         0.12170        5.2483       Actual/360                                                     48,970.21
   48        5.7800         0.10170        5.6783       Actual/360                                                     53,628.25
   49        5.5710         0.09170        5.4793       Actual/360                                                     46,781.57
   50        5.4500         0.12170        5.3283       Actual/360                                                     45,737.13
   51        5.5000         0.04170        5.4583       Actual/360          37,175.93             446,111.16           45,423.12
   52        5.7100         0.04170        5.6683       Actual/360                                                     49,132.61
   53        5.5000         0.08170        5.4183       Actual/360                                                     44,003.65
   54        5.0510         0.12170        4.9293       Actual/360          32,775.38             393,304.53           41,467.61
   55        5.4359         0.12170        5.3142       Actual/360          29,853.41             358,240.91           36,645.30
   56        5.5205         0.12170        5.3988       Actual/360          30,131.45             361,577.42           36,762.30
   57        5.7500         0.04170        5.7083       Actual/360          29,926.62             359,119.44           35,948.09
   58        5.5710         0.07170        5.4993       Actual/360                                                     34,335.10
   59        5.3700         0.06170        5.3083       Actual/360                                                     32,740.08
   60        5.1500         0.03170        5.1183       Actual/360                                                     31,669.52
   61        5.7200         0.08170        5.6383       Actual/360                                                     32,282.60
   62        5.6500         0.10170        5.5483       Actual/360                                                     31,747.97
   63        5.7600         0.07170        5.6883       Actual/360                                                     31,255.14
   64        5.7900         0.10170        5.6883       Actual/360                                                     31,064.17
   65        5.6100         0.04170        5.5683       Actual/360                                                     29,884.91
   66        6.3000         0.03170        6.2683       Actual/360                                                     34,463.70
   67        6.6200         0.10170        6.5183       Actual/360                                                     35,501.68
   68        5.6200         0.04170        5.5783       Actual/360                                                     28,767.04
   69        5.7600         0.07170        5.6883       Actual/360                                                     27,165.68
   70        5.0510         0.12170        4.9293       Actual/360          19,746.00             236,952.05           24,982.77
   71        5.3560         0.07170        5.2843       Actual/360                                                     25,145.43
   72        5.9300         0.08170        5.8483       Actual/360                                                     25,230.44
   73        5.2500         0.10170        5.1483       Actual/360                                                     23,192.56
   74        5.8200         0.05170        5.7683       Actual/360                                                     26,600.42
   75        6.9700         0.10170        6.8683       Actual/360                                                     29,357.69
   76        5.9300         0.08170        5.8483       Actual/360                                                     24,605.63
   77        5.5000         0.10170        5.3983       Actual/360          17,426.22             209,114.58           21,292.09
   78        5.7500         0.04170        5.7083       Actual/360                                                     21,883.98
   79        5.9700         0.10170        5.8683       Actual/360                                                     21,197.69
   80        6.2900         0.04170        6.2483       Actual/360                                                     21,641.24
   81        5.6900         0.04170        5.6483       Actual/360                                                     21,892.00
   82        5.8000         0.10170        5.6983       Actual/360                                                     19,949.60
   83        5.7100         0.05170        5.6583       Actual/360                                                     19,755.17
   84        5.7100         0.04170        5.6683       Actual/360                                                     19,174.13
   85        5.5700         0.04170        5.5283       Actual/360                                                     18,882.23
   86        5.9100         0.05170        5.8583       Actual/360                                                     19,594.63
   87        5.6000         0.12170        5.4783       Actual/360                                                     19,175.92
   88        5.5205         0.12170        5.3988       Actual/360          12,873.50             154,481.99           15,706.49
   89        5.7000         0.03170        5.6683       Actual/360                                                     21,934.98
   90        5.7600         0.05170        5.7083       Actual/360                                                     13,086.27
   91        5.9100         0.05170        5.8583       Actual/360                                                     11,578.64
   92        5.5900         0.05170        5.5383       Actual/360                                                     10,895.52
   93        5.0510         0.12170        4.9293       Actual/360          7,251.36               87,016.37            9,174.47
   94        5.7500         0.04170        5.7083       Actual/360                                                      9,920.74
   95        5.0510         0.12170        4.9293       Actual/360          7,169.61               86,035.37            9,071.04

               ANNUAL P&I DEBT                      FIRST                                                                  PAYMENT
    LOAN #       SERVICE ($)        NOTE DATE    PAYMENT DATE     REM. TERM     REM. AMORT  I/O PERIOD (8)   SEASONING    DUE DATE
    ------       -----------        ---------    ------------     ---------     ----------  --------------   ---------    --------

       1                             9/2/04         10/1/04          82                          84              2            1
       2        5,783,615.28         10/1/04        11/1/04          56            296                           1            1
     2.01
     2.02
     2.03
     2.04
     2.05
     2.06
     2.07
     2.08
     2.09
       3        3,773,589.42         8/2/04         10/1/04          118           328                           2            1
       4        3,091,670.52         8/13/04        10/1/04          118           360           36              2            1
       5        2,858,346.48         6/30/04         8/5/04          116           356                           4            5
       6        2,154,726.96         9/29/04        11/1/04          119           359                           1            1
     6.01
     6.02
     6.03
     6.04
     6.05
     6.06
     6.07
     6.08
     6.09
     6.10
       7        2,534,346.84         6/30/04         8/1/04          116           296                           4            1
     7.01
     7.02
     7.03
     7.04
     7.05
     7.06
     7.07
     7.08
     7.09
     7.10
     7.11
     7.12
     7.13
     7.14
     7.15
     7.16
     7.17
     7.18
       8        2,194,090.08         6/30/04         8/1/04          116           360           36              4            1
       9        2,267,142.12         6/30/04         8/1/04          116           296                           4            1
     9.01
     9.02
     9.03
     9.04
     9.05
     9.06
     9.07
     9.08
     9.09
     9.10
     9.11
     9.12
     9.13
     9.14
     9.15
     9.16
      10        1,744,409.52         6/9/04          8/1/04          116           360           24              4            1
     10.01
     10.02
     10.03
      11        1,643,579.76         6/9/04          8/1/04          116           360           24              4            1
     11.01
     11.02
     11.03
     11.04
      12        1,743,390.48         6/11/04         8/1/04          116           356                           4            1
      13        1,501,356.00        10/20/04        12/1/04          60            360           12              0            1
      14        1,632,644.28         9/30/04        11/1/04          119           360           12              1            1
      15        1,447,724.76         8/16/04        10/1/04          58            358                           2            1
      16        1,424,685.60        10/20/04        12/1/04          120           360                           0            1
      17        1,407,686.64         9/8/04         11/1/04          119           359                           1            1
      18        1,441,321.68        10/18/04        12/1/04          125           360                           0            1
      19        1,208,693.88         8/4/04         10/1/04          118           358                           2            1
     19.01
     19.02
      20        1,181,527.92         9/10/04        11/1/04          119           360           59              1            1
      21        1,294,860.72         10/8/04        12/1/04          120           300                           0            1
      22        1,056,087.60        10/20/04        12/1/04          120           360           24              0            1
      23         975,370.68          9/24/04        11/1/04          59            360           12              1            1
      24        1,118,293.92         9/30/04        11/1/04          119           299                           1            1
      25        1,037,968.08         7/14/04         9/1/04          117           360           30              3            1
      26         911,537.52         10/20/04        12/1/04          60            360           12              0            1
      27        1,002,928.68         7/2/04          9/1/04          117           360           36              3            1
      28         891,816.24          6/9/04          8/1/04          116           360           24              4            1
      29         932,563.32         10/18/04        12/1/04          120           360                           0            1
     29.01
     29.02
     29.03
     29.04
      30         865,490.16          6/9/04          8/1/04          116           360           24              4            1
     30.01
     30.02
     30.03
      31         941,308.44          7/30/04         9/1/04          117           357                           3            1
      32         826,448.40          9/30/04        11/1/04          119           359                           1            1
      33         990,431.52          8/11/04        10/1/04          178           298                           2            1
      34         807,208.20          6/9/04          8/1/04          116           360           24              4            1
      35         849,543.84         10/18/04        12/1/04          120           360           36              0            1
      36         822,139.20         10/20/04        11/1/04          119           359                           1            1
      37         792,116.64          8/10/04        10/1/04          82            358                           2            1
      38         780,058.20          8/26/04        10/1/04          118           358                           2            1
      39         739,308.84         10/20/04        12/1/04          120           360                           0            1
      40         734,194.92          7/20/04         9/1/04          57            357                           3            1
      41         731,155.56          9/7/04         11/1/04          119           359                           1            1
      42         673,032.96          6/21/04         8/1/04          116           356                           4            1
      43         630,524.64          7/1/04          8/1/04          56            360           13              4            1
      44         761,308.68          9/28/04        11/1/04          215           359                           1            1
      45         737,681.88          8/10/04        10/1/04          118           298                           2            1
      46         604,297.68          10/1/04        12/1/04          84            360                           0            1
      47         587,642.52          9/30/04        11/1/04          119           359                           1            1
      48         643,539.00          8/18/04        10/1/04          58            298                           2            1
      49         561,378.84          10/1/04        12/1/04          84            360                           0            1
      50         548,845.56          9/16/04        11/1/04          119           359                           1            1
      51         545,077.44          9/21/04        11/1/04          119           360           12              1            1
      52         589,591.32          9/14/04        11/1/04          119           299                           1            1
      53         528,043.80          9/7/04         11/1/04          119           359                           1            1
      54         497,611.32          6/9/04          8/1/04          116           360           24              4            1
      55         439,743.60          7/1/04          8/1/04          56            360           13              4            1
      56         441,147.60          6/30/04         8/1/04          56            360           12              4            1
      57         431,377.08          7/30/04         9/1/04          117           360           18              3            1
      58         412,021.20          10/1/04        12/1/04          84            360                           0            1
      59         392,880.96          9/29/04        11/1/04          119           359                           1            1
      60         380,034.24          8/16/04        10/1/04          58            358                           2            1
      61         387,391.20          8/25/04        10/1/04          118           358                           2            1
      62         380,975.64          8/20/04        10/1/04          118           358                           2            1
      63         375,061.68          9/15/04        11/1/04          119           359                           1            1
      64         372,770.04          9/1/04         10/1/04          118           358                           2            1
      65         358,618.92          9/30/04        11/1/04          119           359                           1            1
      66         413,564.40          9/30/04        11/1/04          119           299                           1            1
      67         426,020.16          7/29/04         9/1/04          117           297                           3            1
      68         345,204.48          10/6/04        12/1/04          120           360                           0            1
      69         325,988.16          9/15/04        11/1/04          119           359                           1            1
      70         299,793.24          6/9/04          8/1/04          116           360           24              4            1
      71         301,745.16          9/30/04        11/1/04          83            359                           1            1
      72         302,765.28          9/1/04         11/1/04          119           359                           1            1
      73         278,310.72         10/20/04        12/1/04          60            360                           0            1
      74         319,205.04          8/30/04        10/1/04          118           298                           2            1
      75         352,292.28          6/24/04         8/1/04          116           296                           4            1
      76         295,267.56          7/29/04        10/1/04          118           358                           2            1
      77         255,505.08         10/20/04        11/1/04          119           360           24              1            1
      78         262,607.76          9/16/04        11/1/04          119           359                           1            1
      79         254,372.28          7/26/04        10/1/04          117           358                           2            1
      80         259,694.88         10/18/04        12/1/04          120           360                           0            1
      81         262,704.00          9/28/04        11/1/04          119           299                           1            1
      82         239,395.20          8/27/04        10/1/04          118           358                           2            1
      83         237,062.04          8/31/04        10/1/04          118           358                           2            1
      84         230,089.56         10/18/04        12/1/04          120           360                           0            1
      85         226,586.76          9/14/04        11/1/04          119           359                           1            1
      86         235,135.56          8/5/04         10/1/04          118           358                           2            1
      87         230,111.04          9/9/04         11/1/04          119           323                           1            1
      88         188,477.88          6/30/04         8/1/04          56            360           12              4            1
      89         263,219.76          9/30/04        11/1/04          179           179                           1            1
      90         157,035.24          9/17/04        11/1/04          119           359                           1            1
      91         138,943.68          8/5/04         10/1/04          118           358                           2            1
      92         130,746.24         10/20/04        12/1/04          120           360                           0            1
      93         110,093.64          6/9/04          8/1/04          116           360           24              4            1
      94         119,048.88          7/29/04         9/1/04          117           357                           3            1
      95         108,852.48          6/9/04          8/1/04          116           360           24              4            1

                                                      FINAL
              GRACE      MATURITY/                  MATURITY    MATURITY/ARD      MATURITY                    REMAINING
    LOAN #   PERIOD      ARD DATE       ARD LOAN      DATE    BALANCE ($) (3)    LTV % (2)       PREPAYMENT PROVISION (PAYMENTS) (9)
    ------   ------      --------       --------      ----    ---------------    ---------       -----------------------------------

       1        0         9/1/11                     9/1/11      130,000,000       49.3                 LO(24),Def(54),O(4)
       2        0         7/1/09                     7/1/09       64,637,700       66.8                 LO(24),Def(29),O(3)
     2.01
     2.02
     2.03
     2.04
     2.05
     2.06
     2.07
     2.08
     2.09
       3        5         9/1/14                     9/1/14       40,791,398       41.7                 LO(24),Def(88),O(6)
       4        5         9/1/14                     9/1/14       39,592,079       72.0                 LO(24),Def(90),O(4)
       5        0         7/5/14                     7/5/14       33,551,964       57.6                 LO(24),Def(88),O(4)
       6        5         10/1/14                   10/1/14       26,519,573       63.4                 LO(24),Def(92),O(3)
     6.01
     6.02
     6.03
     6.04
     6.05
     6.06
     6.07
     6.08
     6.09
     6.10
       7        5         7/1/14                     7/1/14       24,442,195       52.0                 LO(24),Def(88),O(4)
     7.01
     7.02
     7.03
     7.04
     7.05
     7.06
     7.07
     7.08
     7.09
     7.10
     7.11
     7.12
     7.13
     7.14
     7.15
     7.16
     7.17
     7.18
       8        5         7/1/14                     7/1/14       27,708,994       61.6                 LO(24),Def(85),O(7)
       9        5         7/1/14                     7/1/14       21,865,171       51.7                 LO(24),Def(88),O(4)
     9.01
     9.02
     9.03
     9.04
     9.05
     9.06
     9.07
     9.08
     9.09
     9.10
     9.11
     9.12
     9.13
     9.14
     9.15
     9.16
      10        5         7/1/14                     7/1/14       23,327,396       68.8                 LO(24),Def(86),O(6)
     10.01
     10.02
     10.03
      11        5         7/1/14                     7/1/14       21,979,035       68.6                 LO(24),Def(86),O(6)
     11.01
     11.02
     11.03
     11.04
      12        5         7/1/14                     7/1/14       20,776,034       66.2                 LO(24),Def(89),O(3)
      13        5         11/1/09                   11/1/09       22,073,632       74.8                 LO(36),Def(20),O(4)
      14        5         10/1/14                   10/1/14       19,891,844       65.0                 LO(24),Def(91),O(4)
      15        5         9/1/09                     9/1/09       20,144,432       67.6                 LO(34),Def(20),O(4)
      16        5         11/1/14                   11/1/14       17,815,791       65.3                 LO(24),Def(93),O(3)
      17        5         10/1/14                   10/1/14       17,039,096       62.6                 LO(24),Def(91),O(4)
      18        5         4/1/15                     4/1/15       16,939,902       58.9                 LO(24),Def(98),O(3)
      19        5         9/1/14                     9/1/14       14,244,458       64.5                 LO(24),Def(91),O(3)
     19.01
     19.02
      20        5         10/1/14                   10/1/14       15,484,720       59.6                 LO(24),Def(93),O(2)
      21        5         11/1/14                   11/1/14       12,329,722       55.5                 LO(47),Def(71),O(2)
      22        5         11/1/14                   11/1/14       13,577,201       67.0                 LO(36),Def(80),O(4)
      23        5         10/1/09                   10/1/09       14,340,684       74.3                 LO(35),Def(20),O(4)
      24        5         10/1/14                   10/1/14       11,464,055       53.3                 LO(35),Def(81),O(3)
      25        5         8/1/14                     8/1/14       12,853,200       71.4             LO(32),GRTR1%orYM(81),O(4)
      26        5         11/1/09                   11/1/09       13,401,848       67.7                 LO(36),Def(20),O(4)
      27        5         8/1/14                     8/1/14       12,642,838       74.4                 LO(24),Def(89),O(4)
      28        5         7/1/14                     7/1/14       11,925,956       54.7                 LO(24),Def(86),O(6)
      29        5         11/1/14                   11/1/14       11,318,201       66.4                 LO(24),Def(95),O(1)
     29.01
     29.02
     29.03
     29.04
      30        5         7/1/14                     7/1/14       11,573,906       63.2                 LO(24),Def(86),O(6)
     30.01
     30.02
     30.03
      31        5         8/1/14                     8/1/14       10,881,962       55.0                 LO(33),Def(80),O(4)
      32        5         10/1/14                   10/1/14       10,352,324       65.1                 LO(24),Def(91),O(4)
      33        5         9/1/19                     9/1/19        7,587,582       42.2                LO(24),Def(150),O(4)
      34        5         7/1/14                     7/1/14       10,794,521       69.2                 LO(24),Def(86),O(6)
      35        5         11/1/14                   11/1/14       11,105,673       70.7                 LO(24),Def(91),O(5)
      36        5         10/1/14                   10/1/14       10,038,457       66.9                 LO(35),Def(80),O(4)
      37        5         9/1/11                     9/1/11       10,124,314       70.6             LO(57),GRTR1%orYM(21),O(4)
      38        5         9/1/14                     9/1/14        9,411,609       60.7                 LO(24),Def(91),O(3)
      39        5         11/1/14                   11/1/14        8,849,829       57.1                 LO(36),Def(80),O(4)
      40        5         8/1/09                     8/1/09        9,811,385       60.6                 LO(33),Def(20),O(4)
      41        5         10/1/14                   10/1/14        8,762,764       58.8                 LO(24),Def(91),O(4)
      42        0         7/1/14                     7/1/14        7,961,276       67.5                 LO(24),Def(89),O(3)
      43        0         7/1/09                     7/1/09        8,811,176       75.6                 LO(24),Def(26),O(6)
      44        5         10/1/22                   10/1/22        6,416,992       45.9                LO(35),Def(176),O(4)
      45        5         9/1/14                     9/1/14        7,112,300       57.8                 LO(24),Def(90),O(4)
      46        5         11/1/11                   11/1/11        7,882,965       67.1                 LO(24),Def(56),O(4)
      47        5         10/1/14                   10/1/14        7,278,809       66.2                 LO(35),Def(80),O(4)
      48        5         9/1/09                     9/1/09        7,658,677       63.8                 LO(34),Def(20),O(4)
      49        5         11/1/11                   11/1/11        7,323,095       67.2                 LO(24),Def(56),O(4)
      50        5         10/1/14                   10/1/14        6,754,985       61.1                 LO(24),Def(91),O(4)
      51        5         10/1/14                   10/1/14        6,849,547       44.2                 LO(24),Def(91),O(4)
      52        5         10/1/14                   10/1/14        6,010,567       57.2                 LO(46),Def(71),O(2)
      53        5         10/1/14                   10/1/14        6,473,155       66.7                 LO(35),Def(80),O(4)
      54        5         7/1/14                     7/1/14        6,654,387       69.3                 LO(24),Def(86),O(6)
      55        0         7/1/09                     7/1/09        6,145,133       75.6                 LO(24),Def(26),O(6)
      56        0         7/1/09                     7/1/09        6,105,444       75.6                 LO(24),Def(26),O(6)
      57        7         8/1/14                     8/1/14        5,367,568       68.8                 LO(24),Def(86),O(7)
      58        5         11/1/11                   11/1/11        5,374,749       71.9                 LO(24),Def(56),O(4)
      59        5         10/1/14                   10/1/14        4,866,404       65.1             LO(24),GRTR1%orYM(91),O(4)
      60        5         9/1/09                     9/1/09        5,360,804       69.2                 LO(24),Def(31),O(3)
      61        5         9/1/14                     9/1/14        4,666,616       66.8             LO(33),GRTR1%orYM(81),O(4)
      62        5         9/1/14                     9/1/14        4,614,749       64.1             LO(33),GRTR1%orYM(81),O(4)
      63        5         10/1/14                   10/1/14        4,504,239       58.3                 LO(35),Def(80),O(4)
      64        5         9/1/14                     9/1/14        4,465,827       64.7             LO(57),GRTR1%orYM(57),O(4)
      65        5         10/1/14                   10/1/14        4,358,028       60.5                 LO(24),Def(93),O(2)
      66        5         10/1/14                   10/1/14        4,066,635       56.5                 LO(24),Def(92),O(3)
      67        5         8/1/14                     8/1/14        4,109,302       52.0                 LO(33),Def(77),O(7)
      68        5         11/1/14                   11/1/14        4,191,285       66.5                 LO(24),Def(92),O(4)
      69        5         10/1/14                   10/1/14        3,914,900       58.3                 LO(35),Def(80),O(4)
      70        5         7/1/14                     7/1/14        4,009,032       66.8                 LO(24),Def(86),O(6)
      71        5         10/1/11                   10/1/11        4,013,434       70.4                 LO(24),Def(55),O(4)
      72        5         10/1/14                   10/1/14        3,587,906       67.7                 LO(35),Def(80),O(4)
      73        5         11/1/09                   11/1/09        3,887,655       68.2                 LO(36),Def(20),O(4)
      74        5         9/1/14                     9/1/14        3,231,827       56.5                 LO(34),Def(80),O(4)
      75        5         7/1/14                     7/1/14        3,328,623       55.2                 LO(32),Def(80),O(4)
      76        5         9/1/14                     9/1/14        3,498,769       50.7                 LO(34),Def(80),O(4)
      77        5         10/1/14                   10/1/14        3,285,027       68.8                 LO(35),Def(80),O(4)
      78        5         10/1/14                   10/1/14        3,156,224       65.9                 LO(24),Def(91),O(4)
      79        5         8/1/14                     8/1/14        3,010,512       59.0                 LO(34),Def(79),O(4)
      80        5         11/1/14                   11/1/14        2,992,527       62.3                 LO(24),Def(93),O(3)
      81        5         10/1/14                   10/1/14        2,681,437       52.6                 LO(24),Def(91),O(4)
      82        5         9/1/14                     9/1/14        2,865,731       65.1                 LO(34),Def(80),O(4)
      83        5         9/1/14                     9/1/14        2,857,961       66.1             LO(57),GRTR1%orYM(57),O(4)
      84        5         11/1/14                   11/1/14        2,773,837       52.3                 LO(24),Def(92),O(4)
      85        5         10/1/14                   10/1/14        2,762,276       62.6                 LO(24),Def(93),O(2)
      86        5         9/1/14                     9/1/14        2,790,590       68.1                 LO(34),Def(80),O(4)
      87        5         10/1/14                   10/1/14        2,551,313       51.0                 LO(24),Def(91),O(4)
      88        0         7/1/09                     7/1/09        2,608,518       66.9                 LO(24),Def(26),O(6)
      89        5         10/1/19                   10/1/19           33,281       0.3                 LO(24),Def(152),O(3)
      90        5         10/1/14                   10/1/14        1,885,886       67.4                 LO(35),Def(80),O(4)
      91        5         9/1/14                     9/1/14        1,648,986       70.9                 LO(34),Def(80),O(4)
      92        5         11/1/14                   11/1/14        1,591,226       61.2                 LO(36),Def(80),O(4)
      93        5         7/1/14                     7/1/14        1,472,245       56.1                 LO(24),Def(86),O(6)
      94        5         8/1/14                     8/1/14        1,430,856       40.1                 LO(24),Def(89),O(4)
      95        5         7/1/14                     7/1/14        1,455,647       69.3                 LO(24),Def(86),O(6)

                                                               MOST RECENT          MOST RECENT
    LOAN #            2002 NOI ($)          2003 NOI ($)            NOI ($)          NOI DATE             UW NOI ($)
    ------            ------------          ------------            -------          --------             ----------

       1               66,132,988            59,931,759                                                  62,044,141
       2               11,662,130             9,583,324         11,019,828            6/30/04            11,282,874
     2.01               3,541,595             3,080,761          4,120,592            6/30/04             3,602,601
     2.02               3,023,344             2,745,247          3,060,003            6/30/04             3,325,496
     2.03                 933,527               923,014            934,612            6/30/04               943,848
     2.04               1,039,491               728,086            637,324            6/30/04               733,773
     2.05                 886,545               608,925            667,375            6/30/04               869,367
     2.06               1,213,367               583,767            593,650            6/30/04               784,915
     2.07                 419,596               452,183            405,493            6/30/04               409,471
     2.08                 243,368               224,476            326,383            6/30/04               315,938
     2.09                 361,297               236,865            274,396            6/30/04               297,465
       3               21,746,000            19,899,000                                                  22,200,800
       4                2,935,080             2,965,261          3,568,851            6/30/04             3,676,332
       5                4,822,597             4,661,429          4,630,388            4/30/04             4,971,611
       6                2,615,606             2,890,248          3,071,403            4/30/04             2,993,008
     6.01                 551,052               823,074            852,810            4/30/04               803,522
     6.02                 386,740               379,460            398,022            4/30/04               433,938
     6.03                 388,967               392,881            393,291            4/30/04               378,525
     6.04                 353,611               373,292            386,316            4/30/04               371,639
     6.05                 320,824               301,938            357,780            4/30/04               354,349
     6.06                 305,653               322,378            338,130            4/30/04               324,764
     6.07                 232,532               230,636            244,140            4/30/04               233,065
     6.08                  53,982                57,454             53,109            4/30/04                47,602
     6.09                 -17,055               -34,547                384            4/30/04                 4,132
     6.10                  39,300                43,682             47,421            4/30/04                41,476
       7                4,217,235             3,795,700          3,905,345            3/31/04             4,177,068
     7.01                 711,932               616,761            667,724            3/31/04               689,636
     7.02                 505,069               425,796            451,013            3/31/04               475,218
     7.03                 298,053               260,402            300,122            3/31/04               339,499
     7.04                 344,773               387,046            335,056            3/31/04               331,476
     7.05                 305,430               256,485            252,373            3/31/04               235,424
     7.06                 179,512               201,227            209,026            3/31/04               224,574
     7.07                 162,945               173,203            211,587            3/31/04               223,948
     7.08                 171,441               178,896            205,954            3/31/04               226,695
     7.09                 203,176               135,924            187,673            3/31/04               208,125
     7.10                 166,148               179,517            154,509            3/31/04               169,933
     7.11                 251,976               194,034            168,005            3/31/04               170,072
     7.12                 137,228               120,010            144,380            3/31/04               149,970
     7.13                 120,232               115,356            124,997            3/31/04               143,619
     7.14                  98,374                94,935             93,230            3/31/04               136,169
     7.15                 120,283               109,278            113,889            3/31/04               137,851
     7.16                 193,992               158,544            124,275            3/31/04               127,545
     7.17                 137,855               126,510            104,847            3/31/04                99,126
     7.18                 108,816                61,776             56,685            3/31/04                88,188
       8                3,139,212             2,151,317          2,015,542            6/30/04             2,960,661
       9                3,660,391             3,384,159          3,607,448            3/31/04             3,719,168
     9.01                 375,004               396,364            417,784            3/31/04               447,853
     9.02                 404,925               359,897            389,094            3/31/04               369,389
     9.03                 343,520               300,118            324,560            3/31/04               333,605
     9.04                 304,737               295,071            319,269            3/31/04               322,417
     9.05                 298,486               251,046            296,173            3/31/04               310,042
     9.06                 257,611               261,136            290,812            3/31/04               307,525
     9.07                 280,102               228,412            295,201            3/31/04               301,152
     9.08                 290,004               252,104            235,971            3/31/04               250,723
     9.09                 206,124               177,976            205,554            3/31/04               228,696
     9.10                 219,843               202,051            194,918            3/31/04               190,694
     9.11                  99,242                84,764            111,142            3/31/04               126,249
     9.12                 119,100               132,165            119,612            3/31/04               129,856
     9.13                 131,939               160,802            141,307            3/31/04               112,040
     9.14                 100,882                60,889            107,008            3/31/04               109,242
     9.15                 112,270               108,405             89,062            3/31/04               103,707
     9.16                 116,602               112,959             69,981            3/31/04                75,978
      10                2,557,962             2,592,986          2,631,479            5/31/04             2,399,859
     10.01
     10.02
     10.03
      11                2,318,910             2,363,377          2,458,998            5/31/04             2,195,745
     11.01
     11.02
     11.03
     11.04
      12                                                                                                  2,555,150
      13                2,300,358             2,222,349          1,995,764            6/30/04             2,040,898
      14                1,932,228             2,402,524          2,498,829            7/31/04             2,675,071
      15                1,784,124             2,230,901          2,472,690            6/30/04             2,446,550
      16                2,130,127             1,829,913          1,939,709            7/31/04             2,004,840
      17                                      1,318,711          1,742,390            7/31/04             1,883,443
      18                2,847,830             2,679,467          2,507,504            7/31/04             2,052,371
      19                  977,570             1,255,595          2,122,798            5/31/04             2,117,304
     19.01
     19.02
      20                2,055,634             2,167,863          2,109,201            6/1/04              2,046,185
      21                                      2,066,769          2,422,947            6/30/04             2,135,537
      22                1,436,796             1,406,320          1,208,162            6/30/04             1,622,230
      23                1,484,440             1,514,611          1,493,715            6/30/04             1,492,641
      24                                                                                                  1,859,955
      25                1,188,582               800,995            742,791            4/30/04             1,355,412
      26                1,206,880             1,005,956          1,062,312            6/30/04             1,239,126
      27                                                                                                  1,131,138
      28                1,350,293             1,196,566          1,250,038            5/31/04             1,100,303
      29                1,381,393             1,314,261          1,461,161            6/30/04             1,416,078
     29.01                459,045               408,264            509,880            7/31/04               507,759
     29.02                171,766               150,610            216,912            7/31/04               256,147
     29.03                362,835               361,998            349,093            7/31/04               278,145
     29.04                387,746               393,389            385,276            7/31/04               374,027
      30                1,452,599             1,438,452          1,400,071            5/31/04             1,139,538
     30.01
     30.02
     30.03
      31                1,185,379             1,412,084          1,420,399            6/30/04             1,333,260
      32                   84,998               566,573            664,087            7/31/04             1,190,057
      33                1,356,111             1,732,058          2,315,773            6/18/04             1,739,897
      34                1,283,300             1,179,378          1,262,166            5/31/04             1,065,218
      35                1,202,257             1,190,279                                                   1,385,708
      36                1,284,057             1,346,026          1,425,919            5/31/04             1,191,719
      37                  510,761               684,714            892,099            5/31/04             1,161,109
      38                1,089,505             1,233,288          1,331,552            5/31/04             1,221,538
      39                                                                                                  1,186,328
      40                                        623,266          1,050,814            6/30/04             1,320,757
      41                                                         1,005,212            6/30/04             1,021,471
      42                                                                                                    884,826
      43                  833,823               804,487            748,243            5/31/04               777,365
      44                                                         1,428,087            7/31/04             1,196,898
      45                                                                                                  1,128,329
      46                                                                                                    888,234
      47                  924,282               833,503            785,626            7/31/04               835,481
      48                  864,287             1,267,192          1,285,564            6/30/04             1,212,037
      49                  154,820               371,612            585,834            8/31/04               889,681
      50                  258,114               464,706            670,194            6/30/04               749,105
      51                1,278,594             1,403,001          1,284,947            5/31/04             1,198,065
      52                  779,029               748,226            822,492            6/30/04               856,396
      53                  469,657               556,276            590,473            6/30/04               843,192
      54                  939,167               814,492            581,354            5/31/04               741,034
      55                  536,409               467,096            659,681            5/31/04               547,473
      56                  500,109               496,604            683,448            5/31/04               548,557
      57                1,002,004                59,967                                                     613,009
      58                                                                                                    527,641
      59                                                                                                    595,931
      60                  624,363               573,547            564,537            6/30/04               692,303
      61                  393,068               474,369            555,023            6/30/04               558,419
      62                  704,670               743,881            813,301            4/30/04               652,954
      63                  391,822               419,565            653,917            7/31/04               623,396
      64                  663,129               562,940            550,830            6/30/04               550,037
      65                  518,796               355,250            551,121            6/30/04               528,662
      66                  721,356               679,477            731,122            7/30/04               800,204
      67                  924,206             1,205,891          1,045,002            6/30/04               985,745
      68                  584,969               579,088            559,787            6/30/04               566,742
      69                  373,643               396,674            442,682            7/31/04               571,624
      70                  465,667               467,135            571,874            5/31/04               369,327
      71                  366,173               373,491            443,413            8/31/04               410,175
      72                                        362,994            488,850            5/31/04               467,662
      73                                                                                                    463,588
      74                  381,319               451,341            464,696            6/30/04               480,292
      75                  607,402               605,688            639,494            6/30/04               596,173
      76                                                                                                    453,475
      77                  376,871               388,009            388,009           12/31/03               389,055
      78                                                                                                    334,650
      79                  426,783               389,256            377,499            6/30/04               349,448
      80                                                                                                    349,260
      81                                                           281,653            7/31/04               392,076
      82                  406,131               354,983            363,049            5/31/04               372,021
      83                                                                                                    358,103
      84                  200,590               127,233                                                     403,947
      85                  369,348               387,971            381,701            3/31/04               377,824
      86                  150,231               248,343            291,289            6/30/04               319,189
      87                  259,476               314,261            365,802            6/30/04               353,212
      88                  259,250               254,058            329,712            5/31/04               293,918
      89                  911,292               948,156            948,156           12/31/03               923,163
      90                                                                                                    250,920
      91                  115,580               139,697            172,565            6/30/04               183,577
      92                   79,373               181,237            247,159            6/30/04               225,263
      93                  203,971               215,134            221,854            5/31/04               135,941
      94                                        227,267            229,749            3/31/04               233,702
      95                  178,381               148,045            169,241            5/31/04               150,056

                                                  UW
    LOAN #              UW NCF ($)         DSCR (X) (2) (10)         TITLETYPE            PML %
    ------              ----------         -----------------         ---------            -----

       1               58,464,170                2.21                   Fee               19.50
       2                9,482,802                1.64                 Various
     2.01               2,930,133                                    Leasehold
     2.02               2,933,362                                    Leasehold
     2.03                 848,404                                       Fee
     2.04                 636,841                                       Fee
     2.05                 774,424                                       Fee
     2.06                 591,384                                       Fee
     2.07                 330,556                                       Fee
     2.08                 261,707                                       Fee
     2.09                 175,991                                    Leasehold
       3               20,717,959                2.37                Leasehold
       4                3,485,085                1.26                   Fee               18.00
       5                4,686,792                1.64                   Fee
       6                2,805,301                1.30                   Fee              Various
     6.01                 745,692                                       Fee               12.00
     6.02                 417,898                                       Fee               12.00
     6.03                 336,510                                       Fee               9.00
     6.04                 345,756                                       Fee               9.00
     6.05                 339,416                                       Fee               12.00
     6.06                 300,491                                       Fee               15.00
     6.07                 214,183                                       Fee               12.00
     6.08                  36,385                                       Fee               17.00
     6.09                  -2,646                                       Fee               12.00
     6.10                  36,618                                       Fee               7.00
       7                4,038,408                1.59                   Fee              Various
     7.01                 675,173                                       Fee
     7.02                 464,617                                       Fee
     7.03                 327,607                                       Fee
     7.04                 322,869                                       Fee               9.00
     7.05                 225,198                                       Fee
     7.06                 217,169                                       Fee               10.00
     7.07                 214,746                                       Fee
     7.08                 220,914                                       Fee
     7.09                 200,310                                       Fee
     7.10                 165,808                                       Fee
     7.11                 162,583                                       Fee
     7.12                 142,852                                       Fee
     7.13                 138,800                                       Fee
     7.14                 131,088                                       Fee
     7.15                 133,109                                       Fee
     7.16                 121,339                                       Fee
     7.17                  93,729                                       Fee
     7.18                  80,497                                       Fee
       8                2,742,947                1.25                   Fee
       9                3,587,049                1.58                   Fee              Various
     9.01                 436,912                                       Fee
     9.02                 347,081                                       Fee
     9.03                 324,935                                       Fee
     9.04                 315,836                                       Fee               11.00
     9.05                 303,670                                       Fee
     9.06                 298,151                                       Fee
     9.07                 294,444                                       Fee
     9.08                 240,115                                       Fee
     9.09                 220,236                                       Fee
     9.10                 183,791                                       Fee
     9.11                 120,627                                       Fee
     9.12                 121,474                                       Fee
     9.13                 107,937                                       Fee
     9.14                 101,254                                       Fee
     9.15                  98,847                                       Fee
     9.16                  71,739                                       Fee
      10                2,359,909                1.35                   Fee
     10.01                                                              Fee
     10.02                                                              Fee
     10.03                                                              Fee
      11                2,149,745                1.31                   Fee
     11.01                                                              Fee
     11.02                                                              Fee
     11.03                                                              Fee
     11.04                                                              Fee
      12                2,476,850                1.42                   Fee
      13                1,908,898                1.27                   Fee
      14                2,378,415                1.46                   Fee
      15                2,241,709                1.55                   Fee
      16                1,920,754                1.35                   Fee
      17                1,828,243                1.30                   Fee
      18                1,859,022                1.29                   Fee
      19                1,796,424                1.49                   Fee
     19.01                                                              Fee
     19.02                                                              Fee
      20                1,833,423                1.55                   Fee               18.50
      21                1,942,973                1.50                   Fee               7.00
      22                1,459,337                1.38                   Fee               15.00
      23                1,432,141                1.47                   Fee
      24                1,750,077                1.56                   Fee
      25                1,323,912                1.28                   Fee
      26                1,164,126                1.28                   Fee
      27                1,062,655                1.35                   Fee
      28                1,070,403                1.20                   Fee
      29                1,226,252                1.31                   Fee
     29.01                446,710                                       Fee
     29.02                209,074                                       Fee
     29.03                245,291                                       Fee
     29.04                325,177                                       Fee
      30                1,105,038                1.28                   Fee
     30.01                                                              Fee
     30.02                                                              Fee
     30.03                                                              Fee
      31                1,257,962                1.34                   Fee               15.00
      32                1,091,125                1.32                   Fee
      33                1,514,643                1.53                   Fee
      34                1,041,518                1.29                   Fee
      35                1,247,537                1.47                   Fee
      36                1,102,408                1.34                   Fee
      37                1,017,875                1.29                   Fee               11.10
      38                1,089,232                1.40                   Fee
      39                1,061,327                1.44                   Fee          17.00 and 16.00
      40                1,221,203                1.66                   Fee
      41                  949,557                1.30              Fee/Leasehold          18.00
      42                  843,187                1.25                   Fee
      43                  770,525                1.22                   Fee
      44                1,124,898                1.48                   Fee
      45                  999,651                1.36                   Fee
      46                  797,953                1.32                Leasehold
      47                  776,481                1.32                   Fee
      48                1,081,365                1.68                   Fee
      49                  813,552                1.45                   Fee
      50                  731,861                1.33                   Fee
      51                1,120,240                2.06                   Fee               17.00
      52                  779,887                1.32                   Fee
      53                  777,013                1.47              Fee/Leasehold
      54                  721,784                1.45                   Fee
      55                  542,498                1.23                   Fee
      56                  541,837                1.23                   Fee
      57                  553,528                1.28                   Fee
      58                  500,473                1.21                   Fee
      59                  560,090                1.43                   Fee
      60                  616,956                1.62                   Fee
      61                  523,919                1.35                   Fee
      62                  500,327                1.31                   Fee
      63                  561,350                1.49                   Fee               18.00
      64                  492,037                1.32                   Fee
      65                  460,428                1.28                   Fee               6.00
      66                  620,783                1.50                   Fee
      67                  870,522                2.04                   Fee
      68                  530,921                1.54                   Fee
      69                  479,946                1.49                   Fee               18.00
      70                  359,827                1.20                   Fee
      71                  376,379                1.25                   Fee
      72                  436,087                1.44                   Fee
      73                  436,811                1.57                   Fee
      74                  423,126                1.33                   Fee
      75                  521,901                1.48                   Fee
      76                  423,053                1.43                   Fee               14.00
      77                  359,582                1.41                   Fee
      78                  334,650                1.27                   Fee
      79                  329,948                1.30                   Fee
      80                  337,919                1.30                   Fee               13.00
      81                  344,977                1.31                   Fee
      82                  336,021                1.40                   Fee
      83                  331,384                1.40                   Fee
      84                  349,734                1.52                   Fee
      85                  344,949                1.52                   Fee
      86                  295,189                1.26                   Fee
      87                  345,904                1.50                   Fee
      88                  281,283                1.49                   Fee
      89                  890,275                3.38                   Fee               19.00
      90                  226,418                1.44                   Fee
      91                  170,577                1.23                   Fee
      92                  212,441                1.62                   Fee
      93                  132,141                1.20                   Fee               10.00
      94                  222,035                1.87                   Fee               15.00
      95                  145,056                1.33                   Fee

                                                                                UPFRONT ESCROW
                --------------------------------------------------------------------------------------------------------------------
                   ENGINEERING          CAPEX           ENVIR.         TI/LC             RE TAX             INS.            OTHER
    LOAN #         RESERVE ($)        RESERVE ($)     RESERVE ($)    RESERVE ($)       RESERVE ($)       RESERVE ($)     RESERVE ($)
    ------         -----------        -----------     -----------    -----------       -----------       -----------     -----------

       1              389,250         6,175,000                      10,000,000         5,023,137
       2            3,329,429                            1,238                            300,000           538,200        482,542
     2.01
     2.02
     2.03
     2.04
     2.05
     2.06
     2.07
     2.08
     2.09
       3            1,733,750
       4                                                12,500                            519,222                          594,566
       5              114,414                                         1,382,283            96,350            21,900
       6                                                                350,000
     6.01
     6.02
     6.03
     6.04
     6.05
     6.06
     6.07
     6.08
     6.09
     6.10
       7               21,031                                                             296,918
     7.01
     7.02
     7.03
     7.04
     7.05
     7.06
     7.07
     7.08
     7.09
     7.10
     7.11
     7.12
     7.13
     7.14
     7.15
     7.16
     7.17
     7.18
       8
       9               21,019           105,000                                           188,132
     9.01
     9.02
     9.03
     9.04
     9.05
     9.06
     9.07
     9.08
     9.09
     9.10
     9.11
     9.12
     9.13
     9.14
     9.15
     9.16
      10
     10.01
     10.02
     10.03
      11
     11.01
     11.02
     11.03
     11.04
      12                                                                                  139,333           100,375
      13
      14
      15                                                                300,000
      16                  625                          312,500          300,000            71,450            15,488
      17                                                                                  267,168            18,675
      18               18,750                                         3,705,380                                          1,200,000
      19                                                                980,738            79,034             8,431
     19.01
     19.02
      20                                                                                  143,411            26,301
      21                                                                                   76,394            43,469
      22                                               500,000
      23
      24
      25              400,000
      26
      27                                                                                   96,950            10,168        757,685
      28
      29                                 44,429         16,875                                                             500,000
     29.01
     29.02
     29.03
     29.04
      30
     30.01
     30.02
     30.03
      31                                                                100,000
      32                                                                                   47,358            17,666        219,580
      33
      34
      35
      36                                                                169,690
      37                                                                350,000
      38                                                                550,000           188,122
      39
      40                                                                 64,256
      41                7,500                            1,500                             19,157            42,000
      42                                                                                  192,484                          180,327
      43                                 28,500                                                                             50,000
      44
      45            1,567,063                           93,750
      46                                                                                   22,292            21,267        888,500
      47               35,313
      48
      49               31,175            21,612                                            88,834            14,132        455,250
      50                                                                                   20,058             6,588
      51              405,000                                                              15,892             5,576
      52                                                                                  120,268            25,222
      53                                                                                                                   200,000
      54
      55               34,063            70,500                                                                             50,000
      56               64,500            34,000
      57                                                                280,000            13,250             3,442
      58               98,800                                                              53,282             6,762            250
      59                                                                                    3,876                          177,000
      60               45,156                                            75,000            50,500            11,000
      61               16,313
      62              151,910
      63
      64
      65                                 40,683                         100,000            22,714
      66                                                   625                             48,520            19,089
      67                                300,000          1,062
      68                                                                                                     10,601
      69                                                              1,500,000
      70
      71              115,188                                                              26,789             6,671
      72               99,875                              750
      73
      74
      75
      76
      77
      78
      79
      80
      81               47,059                                            20,000            63,061             1,455
      82              168,865
      83                                                                 44,460                                            100,000
      84
      85              120,000            34,600                                            11,713            15,582
      86
      87                                                                                   10,116             6,103
      88                                 15,000                                             3,298
      89                                                                                   75,645
      90                                 70,750
      91
      92                6,300                           32,000
      93
      94                                                                                   28,291
      95

                                                        MONTHLY ESCROW
                    --------------------------------------------------------------------------------------------
                         CAPEX           ENVIR.         TI/LC          RE TAX           INS.            OTHER              SINGLE
    LOAN #            RESERVE ($)     RESERVE ($)    RESERVE ($)     RESERVE ($)     RESERVE ($)     RESERVE ($)           TENANT
    ------            -----------     -----------    -----------     -----------     -----------     -----------           ------

       1                  40,856                       148,566         837,190         212,272                             No
       2                                                                82,600          46,200          168,152            No
     2.01                                                                                                                  No
     2.02                                                                                                                  No
     2.03                                                                                                                  No
     2.04                                                                                                                  No
     2.05                                                                                                                  No
     2.06                                                                                                                  No
     2.07                                                                                                                  No
     2.08                                                                                                                  No
     2.09                                                                                                                  No
       3                                                                                                                   No
       4                   4,846                         4,147          43,269                            6,667            No
       5                   5,430                        17,667          48,174           4,374                             No
       6                   3,599                        12,500          29,513           4,001                             Various
     6.01                                                                                                                  Yes
     6.02                                                                                                                  Yes
     6.03                                                                                                                  Yes
     6.04                                                                                                                  Yes
     6.05                                                                                                                  Yes
     6.06                                                                                                                  No
     6.07                                                                                                                  No
     6.08                                                                                                                  No
     6.09                                                                                                                  No
     6.10                                                                                                                  Yes
       7                  11,568                                        63,613          16,726                             No
     7.01                                                                                                                  No
     7.02                                                                                                                  No
     7.03                                                                                                                  No
     7.04                                                                                                                  No
     7.05                                                                                                                  No
     7.06                                                                                                                  No
     7.07                                                                                                                  No
     7.08                                                                                                                  No
     7.09                                                                                                                  No
     7.10                                                                                                                  No
     7.11                                                                                                                  No
     7.12                                                                                                                  No
     7.13                                                                                                                  No
     7.14                                                                                                                  No
     7.15                                                                                                                  No
     7.16                                                                                                                  No
     7.17                                                                                                                  No
     7.18                                                                                                                  No
       8                                                                                                                   No
       9                  11,033                                        52,322          16,663                             No
     9.01                                                                                                                  No
     9.02                                                                                                                  No
     9.03                                                                                                                  No
     9.04                                                                                                                  No
     9.05                                                                                                                  No
     9.06                                                                                                                  No
     9.07                                                                                                                  No
     9.08                                                                                                                  No
     9.09                                                                                                                  No
     9.10                                                                                                                  No
     9.11                                                                                                                  No
     9.12                                                                                                                  No
     9.13                                                                                                                  No
     9.14                                                                                                                  No
     9.15                                                                                                                  No
     9.16                                                                                                                  No
      10                                                                                                                   No
     10.01                                                                                                                 No
     10.02                                                                                                                 No
     10.03                                                                                                                 No
      11                                                                                                                   No
     11.01                                                                                                                 No
     11.02                                                                                                                 No
     11.03                                                                                                                 No
     11.04                                                                                                                 No
      12                   6,291                                        17,417          10,037                             No
      13                  11,000                                        44,910           9,171                             No
      14                                                                22,301           5,295                             No
      15                   3,281                         6,667          22,411           2,699                             No
      16                   1,160                                        17,427           2,666                             No
      17                   4,600                                        24,288           9,337                             No
      18                   2,507                                        27,901           2,895                             No
      19                   3,175                                        13,293           1,418                             No
     19.01                                                                                                                 No
     19.02                                                                                                                 No
      20                   1,447                                        15,935          13,151                             No
      21                  16,002                                        13,369           7,245                             No
      22                   1,823                                        19,469           3,672                             No
      23                   5,042                                        26,477           5,567                             No
      24                   2,075                         8,333                                                             Yes
      25                   5,250                                        30,965           5,389                             No
      26                   6,250                                        19,019           6,250                             No
      27                     823                         1,667          24,238           1,271                             No
      28                                                                                                                   No
      29                   3,616                        13,158          25,625           4,875                             Various
     29.01                                                                                                                 No
     29.02                                                                                                                 No
     29.03                                                                                                                 No
     29.04                                                                                                                 Yes
      30                                                                                                                   No
     30.01                                                                                                                 No
     30.02                                                                                                                 No
     30.03                                                                                                                 No
      31                     885                         4,167           8,276             976                             No
      32                   1,210                         4,167          20,441           1,671                             No
      33                                                                                                                   No
      34                                                                                                                   No
      35                   2,046                         9,500          21,814           2,298                             No
      36                   1,494                                        20,637             779                             No
      37                   2,019                         6,250           7,981           1,736                             No
      38                   1,542                                        23,515                                             No
      39                   3,395                         4,167          13,802           3,772                             Yes
      40                   1,684                         4,167          31,353           1,443                             No
      41                   1,213                         4,000           3,193           3,500                             No
      42                     856                                        27,491                                             No
      43                     950                                        11,109                                             No
      44                   6,000                                        17,976           7,430                             No
      45                   4,863                                                                                           No
      46                     910                         5,643           7,431           3,038                             No
      47                   5,153                                        15,795           4,402                             No
      48                      4%                                        14,766           6,007                             No
      49                   1,558                         6,777          14,651           2,019                             No
      50                   1,437                                         2,684             882                             No
      51                     648                                         3,178           1,859                             No
      52                   1,225                                        12,027           2,802                             No
      53                     901                         2,000           5,826             653                             No
      54                                                                                                                   No
      55                     829                                         7,249                                             No
      56                     700                                        13,049                                             No
      57                     886                                         4,417             688                             No
      58                   2,264                                         5,920             966                             No
      59                     496                         2,083           2,261                                             No
      60                   1,550                         5,215           8,500           1,500                             No
      61                   2,875                                         8,773           2,319                             No
      62                   2,791                         6,667          17,912           2,376                             No
      63                   1,171                         2,917           7,191             997                             No
      64                   4,834                                         4,961           2,496                             No
      65                   1,060                         2,778           7,125           1,712                             No
      66                   2,738                         8,912          19,121                                             No
      67                      4%                                         7,542           4,159                             No
      68                     441                         2,475           2,419             883                             No
      69                     833                         2,083           7,014             920                             No
      70                                                                                                                   No
      71                   2,816                                         3,827             953                             No
      72                   1,611                         1,500           5,943           1,518                             No
      73                     405                                         7,739           1,272                             No
      74                   1,299                         1,500           3,160           1,325                             No
      75                      4%                                         8,802           1,386                             No
      76                     393                         1,500           5,851             894                             Yes
      77                     491                                         5,867             600                             Yes
      78                                                                                                                   Yes
      79                   3,622                                         3,344           1,500            4,358            No
      80                     174                           579           3,833                                             No
      81                     514                         3,411          15,765           1,455                             No
      82                   3,000                                         3,074           3,767                             No
      83                     396                         1,250           4,572             502                             No
      84                     623                                         6,250           2,667                             No
      85                                                                 1,123           2,424                             No
      86                   2,000                                         3,203           1,992                             No
      87                     609                                         1,445             872                             No
      88                   1,504                                         3,298                                             No
      89                                                                                                                   Yes
      90                     586                         1,667           4,390                                             Yes
      91                   1,084                                         1,661           1,080                             No
      92                     175                                         3,646             417                             No
      93                                                                                                                   No
      94                     109                                         3,144                                             No
      95                                                                                                                   No

                                             LARGEST TENANT
                -------------------------------------------------------------------------
                                                                             LEASE
    LOAN #      TENANT NAME                                  UNIT SIZE    EXPIRATION
    ------      -----------                                  ---------    ----------

       1        Bank of America, N.A.                          662,524      9/30/15
       2
     2.01
     2.02
     2.03
     2.04
     2.05
     2.06
     2.07
     2.08
     2.09
       3        Onecoast Network dba Kennedy Group              44,563      4/30/08
       4        Home Depot                                     134,722      1/31/22
       5        Worldgate Sport and Health                     108,670     12/31/25
       6
     6.01       State of WA / Employment Security               76,143      9/30/07
     6.02       State of WA / Health Care Authority             36,454     12/31/11
     6.03       State of WA / Attorney General                  33,345     12/31/06
     6.04       State of WA / DSHS                              33,184      2/28/07
     6.05       State of WA / Health Care Authority             33,184     12/31/11
     6.06       State of WA / DSHS                              20,644      8/31/06
     6.07       State of WA / WA State Patrol                   15,526     10/31/05
     6.08       Behavioral Health Resources                      6,898      6/30/08
     6.09       Americas Best                                    1,965     12/31/09
     6.10       State of WA / Dept. of Corrections               3,982      3/31/06
       7
     7.01
     7.02
     7.03
     7.04
     7.05
     7.06
     7.07
     7.08
     7.09
     7.10
     7.11
     7.12
     7.13
     7.14
     7.15
     7.16
     7.17
     7.18
       8        Burlington Coat Factory                         92,257      2/28/14
       9
     9.01
     9.02
     9.03
     9.04
     9.05
     9.06
     9.07
     9.08
     9.09
     9.10
     9.11
     9.12
     9.13
     9.14
     9.15
     9.16
      10
     10.01
     10.02
     10.03
      11
     11.01
     11.02
     11.03
     11.04
      12
      13
      14        General Dynamics                               205,500     12/31/10
      15        Continental Casualty Company                    82,260      3/31/12
      16        The Gap                                         11,730      1/31/10
      17
      18        Taubman                                        105,868      4/31/05
      19
     19.01      DVT Corp.                                       40,419      2/28/09
     19.02      GA Dept Labor                                   32,544      6/30/11
      20        Talent Entertainment Group                      14,250      9/30/10
      21
      22        Corinthian Colleges                             31,340      3/31/09
      23
      24        Ocwen Federal Bank FSB                         124,500      9/30/19
      25
      26
      27        Saddlerock Liquor Store                         11,000      9/15/13
      28
      29
     29.01      SBC Services                                   108,659      8/31/08
     29.02      BBC Distribution                                42,808      7/31/09
     29.03      Westbridge Printing                             42,031      8/31/05
     29.04      BBB Acquisition                                110,000     12/31/06
      30
     30.01
     30.02
     30.03
      31        Remec                                           12,864      9/20/11
      32        Community Living Corporation                    13,087     10/31/13
      33
      34
      35        C&D Technologies                                44,945     10/31/07
      36        Sunguard Recovery Services, Inc.                62,230      9/30/13
      37        Pier 1 Imports                                   8,883      1/31/09
      38        State Farm Insurance                            69,326      2/28/11
      39        Textile Unlimited Corp.                        131,678      8/31/11
      40        Mariner Health Care Mgmt                        95,810      4/30/13
      41        United Education Institute                      29,805      1/31/19
      42        Hobby Lobby                                     55,000      4/30/18
      43
      44
      45
      46        K&G                                             21,241      2/28/14
      47
      48
      49        Players II                                       9,758      7/31/08
      50
      51        Adidas                                          11,750      5/31/09
      52        Conn's Appliance                                32,584      8/31/18
      53        Sovran                                          31,250      4/30/10
      54
      55
      56
      57        Vidar Systems Corporation                       36,374      4/30/14
      58
      59        Pier One                                        10,800      7/31/14
      60        National Medical                                16,000      4/30/05
      61
      62        Abby Office Centers                             17,502      1/31/09
      63        Unicare Life & Health Ins.                      39,501      4/30/13
      64
      65        Nations Bancorp                                 12,964      8/31/08
      66        Lumsden McCormick                               16,274      9/30/11
      67
      68        NTB                                             12,136     12/31/11
      69        Murcor                                           8,724      8/31/05
      70
      71
      72        Tractor Supply                                  27,820      6/30/12
      73        Lady of America Fitness                          4,434      11/3/13
      74        Big Lots                                        33,750      6/18/10
      75
      76        Prudential California Realty                    23,599     12/31/10
      77        ADP                                             29,480      8/31/14
      78        Walgreens                                       13,650      9/30/29
      79
      80        Union Bank                                       6,500      4/14/19
      81        One on One Therapy                               5,000      6/30/06
      82
      83        Richter Organization                             7,319      8/14/14
      84        Karen's Hallmark                                 5,280      2/28/07
      85
      86
      87
      88
      89        Wesco Aircraft Corp.                           151,000      9/30/19
      90        Clayton Group Services, Inc.                    25,000      9/30/14
      91
      92        Dr. Kallmeyer, DDS                               2,520      4/30/08
      93
      94        First Team - SNS Real Estate                     4,366      8/25/12
      95

                               2ND LARGEST TENANT
                --------------------------------------------------------------------------
                                                                               LEASE
    LOAN #      TENANT NAME                                      UNIT SIZE   EXPIRATION
    ------      -----------                                      ---------   ----------

       1        Goldman, Sachs & Co.                                90,504    8/31/10
       2
     2.01
     2.02
     2.03
     2.04
     2.05
     2.06
     2.07
     2.08
     2.09
       3        Larry Kenneth Payne, Inc.                           32,103    5/31/07
       4        24 Hour Fitness                                     36,445    7/31/16
       5        Worldgate 9 Theatres                                38,238    5/31/14
       6
     6.01
     6.02
     6.03
     6.04
     6.05
     6.06       Harborstone Credit Union                             3,251    7/31/09
     6.07       Prudential Insurance Company                         2,388    4/30/05
     6.08
     6.09       US Government GSA                                    1,035    8/27/07
     6.10
       7
     7.01
     7.02
     7.03
     7.04
     7.05
     7.06
     7.07
     7.08
     7.09
     7.10
     7.11
     7.12
     7.13
     7.14
     7.15
     7.16
     7.17
     7.18
       8        Dick's Sporting Goods                               50,000    7/31/19
       9
     9.01
     9.02
     9.03
     9.04
     9.05
     9.06
     9.07
     9.08
     9.09
     9.10
     9.11
     9.12
     9.13
     9.14
     9.15
     9.16
      10
     10.01
     10.02
     10.03
      11
     11.01
     11.02
     11.03
     11.04
      12
      13
      14        University of Vermont                                7,290    6/30/07
      15        PaySys International, Inc.                          52,012    6/30/12
      16        Express                                             11,499    11/30/09
      17
      18        Beier Howlett, P.C.                                 17,472    8/31/05
      19
     19.01      Verizon/GTE Dir Sales                               10,920    11/30/05
     19.02      New Birth South Metropolitan Church                 28,064    2/19/07
      20        Daishin USA                                         12,461    12/31/08
      21
      22        LA Unified School District                          25,879    6/30/10
      23
      24
      25
      26
      27        Outback Steakhouse                                   6,300     9/2/13
      28
      29
     29.01      Dallas Portable Storage LLC                         25,733    11/30/08
     29.02      SimplexGrinnell                                     21,404    12/31/04
     29.03      Impression Inks                                     26,183    3/14/10
     29.04
      30
     30.01
     30.02
     30.03
      31        Prudential Pickford Realty, Ltd.                    12,175    5/31/05
      32        Merrill Lynch                                        8,525    11/30/14
      33
      34
      35        Roper Scientific                                    37,346    3/31/10
      36        Homestore.com                                       20,026    7/31/07
      37        Shanghai Noble House                                 6,176     6/1/09
      38        ATI Title Company                                    7,442    10/31/07
      39        E & J Textile Group, Inc.                           94,650    8/31/11
      40        Petrocom, LLC                                        5,229    12/31/10
      41        Cosmo's Electronics, Inc.                           11,455    9/30/10
      42        Bealls                                              24,937    1/31/14
      43
      44
      45
      46        Shoe Carnival                                       12,000    9/30/13
      47
      48
      49        ZAG Group (dba Bistro Bar & Grill)                   8,915    2/28/14
      50
      51        Van Heusen                                           4,080    12/31/06
      52        Merrill Lynch                                       22,200    10/31/07
      53        Prosodie, Inc. (IVR)                                11,475    4/30/07
      54
      55
      56
      57
      58
      59        Peter Piper Pizza                                    6,600    6/25/14
      60        Continental Book Company                             8,000    6/30/07
      61
      62        Texas Petroleum Investments                         12,774    12/31/08
      63        First Magnus Financial                               4,892    2/28/07
      64
      65        New Hampshire Indemnity                              5,960    5/31/08
      66        Rainbow Apparel of America                          15,680    1/31/07
      67
      68        Talbots Inc.                                         6,100    1/31/12
      69        GE                                                   5,472      MTM
      70
      71
      72        Big Lots                                            25,900    1/31/09
      73        Parmigano Italian Oven                               3,200    6/20/10
      74        Auto Zone                                            9,900    7/31/10
      75
      76
      77
      78
      79
      80        Popeye's Chicken                                     1,840    8/31/14
      81        St. Vincents Med. Center                             5,000    11/30/13
      82
      83        Monmouth Pulmonary                                   5,766    5/31/19
      84        Blockbuster                                          5,000    8/31/14
      85
      86
      87
      88
      89
      90
      91
      92        Curves                                               1,750    1/31/08
      93
      94        Hallmark Escrow                                      1,100    12/12/08
      95

                               3RD LARGEST TENANT
                --------------------------------------------------------------------------------
                                                                                     LEASE
    LOAN #      TENANT NAME                                           UNIT SIZE   EXPIRATION
    ------      -----------                                           ---------   ----------

       1        Morgan Stanley & Co.                                     85,347    10/31/11
       2
     2.01
     2.02
     2.03
     2.04
     2.05
     2.06
     2.07
     2.08
     2.09
       3        The L.D. Kichler Company                                 23,948     8/31/08
       4        Bed, Bath & Beyond                                       20,388     1/31/14
       5        Worldgate Nutrition Center                                8,117     9/30/07
       6
     6.01
     6.02
     6.03
     6.04
     6.05
     6.06       State of WA / Gambling Commission                         1,996     8/31/06
     6.07       J.P. Morgan                                               1,025     7/19/07
     6.08
     6.09
     6.10
       7
     7.01
     7.02
     7.03
     7.04
     7.05
     7.06
     7.07
     7.08
     7.09
     7.10
     7.11
     7.12
     7.13
     7.14
     7.15
     7.16
     7.17
     7.18
       8        Rooms Express                                            19,882     1/31/05
       9
     9.01
     9.02
     9.03
     9.04
     9.05
     9.06
     9.07
     9.08
     9.09
     9.10
     9.11
     9.12
     9.13
     9.14
     9.15
     9.16
      10
     10.01
     10.02
     10.03
      11
     11.01
     11.02
     11.03
     11.04
      12
      13
      14        BAE Systems                                               2,575    11/30/07
      15        Countrywide Insurance Svc., Inc.                         29,918    12/31/07
      16        Banana Republic                                           7,291    11/30/09
      17
      18        Banker & Brisebois                                        3,875     1/31/07
      19
     19.01      Arrow Electronics                                        10,618    10/17/08
     19.02      Kaiser Foundation                                        19,554     7/31/12
      20        Lurie and Zepeda                                         10,961     2/1/06
      21
      22        Samra University                                         25,302     9/30/07
      23
      24
      25
      26
      27        Blue Koi Japanese Restaurant                              3,200     7/1/09
      28
      29
     29.01      Uzed.com LLC                                             11,173     1/30/09
     29.02      Watermasters                                             21,404     2/28/05
     29.03      Riverbend East                                            3,170     9/15/09
     29.04
      30
     30.01
     30.02
     30.03
      31        Scalini Restaurant                                        6,965     3/31/07
      32        Aeneas Capital Management                                 4,729     3/30/10
      33
      34
      35        Davis Selected Advisors                                  31,943     8/31/08
      36
      37        Radiant Research, Inc.                                    5,734     9/30/07
      38        Philadelphia Insurance Co.                                5,946     6/30/09
      39
      40
      41        Kingsley Place Adult Health Care                         10,000     2/29/08
      42        Bombay Company                                            8,534     1/31/13
      43
      44
      45
      46        Woodcrafters                                             11,100     2/28/14
      47
      48
      49        Aaron Rents, Inc.                                         7,600     4/30/08
      50
      51        Geoffrey Beene                                            3,720    12/31/06
      52        Tak Yung Cheng                                            9,355     4/15/09
      53        Wachovia Bank, N.A. (First Union)                         7,390     3/31/05
      54
      55
      56
      57
      58
      59        Long Realty                                               5,220    11/30/09
      60        Luis & Melek                                              8,000    10/31/06
      61
      62        Gentiva Health Services                                  10,903     9/30/06
      63        American Pushington                                       2,382     2/28/06
      64
      65        Falcon Products, Inc.                                     5,445     4/30/06
      66        Citibank                                                  9,446     4/30/08
      67
      68        Applebee's                                                4,575     3/1/07
      69        Marina Mortgage                                           3,907    11/30/04
      70
      71
      72        Hamish Foods                                             19,080    10/31/12
      73        The Bake Shoppe                                           2,825     1/27/09
      74        Dollar General                                            9,900     1/31/08
      75
      76
      77
      78
      79
      80        Jamba Juice                                               1,640     4/14/14
      81        Alba Management Store                                     3,416     5/31/05
      82
      83        Dr. Lombardi                                              4,860     7/31/16
      84        Upper Deck Restaurant                                     3,940     9/30/09
      85
      86
      87
      88
      89
      90
      91
      92        The UPS Store                                             1,400     8/31/09
      93
      94        Singhal Family Dental Group                               1,100     8/25/12
      95

                             FOOTNOTES TO ANNEX A-1
--------------------------------------------------------------------------------

(1)      For mortgage loans secured by multiple mortgaged real properties, the
         Occupancy % for such Mortgage Loans is the weighted average Occupancy %
         of each Mortgaged Property based on square footage, number of units, number of pads, number of rooms or Appraised Value ($).
(2)      With respect to cross-collateralized and cross-defaulted mortgage loans, the UW DSCR (x), Cut-Off LTV (%) and Maturity LTV (%) are
         illustrated based upon the individual loan data without consideration to the crossed data.
(3)      For mortgage loans secured by multiple Mortgaged Properties, each
         Mortgage Loan's Original Balance($), Cut-Off Date Balance($) and
         Maturity/ARD Balance($) are allocated to the respective mortgaged properties based on the mortgage loan documentation or an allocation determined by Appraised Value($).
(4)      Each Loan number identifies a group of crossed loans.
(5)      Each Loan number identifies a group of related borrowers.
(6)      For each mortgage loan, the Admin. Fee % represents the master servicing fee rate, the primary servicing fee rate, the trustee fee rate and a correspondence fee rate, if applicable, in total. The Net
         Mortgage Rate % equates to the related Interest Rate % less the related
         Admin. Fee %.
(7)      IO Monthly Debt Service ($) has been determined by dividing IO Annual
         Debt Service ($) by 12.
(8)      For mortgage loans with an I/O component, the I/O Period reflects the initial interest only period as of the respective Note Date of the mortgage loan.
(9)      The "LO" component of the prepayment provision represents remaining lockout payments, "Def" represents remaining defeasance payments, "O"
         represents remaining open periods, and "YM" represents remaining yield maintenance periods.
(10)     UW DSCR (x) for loans with partial interest-only periods is shown after the expiration of the I/O period.
(11)     In the case of each of the Bank of America Center mortgage loan and
         Dallas Market Center mortgage loan, for purposes of calculating the related UW DSCR (x), (a) with respect to the Bank of America Center mortgage loan, the debt service portion of the ratio was calculated based upon (i) the related interest rate, (ii) a 360-month amortization term and (iii) the related original principal balance, and (b) with respect to the Dallas Market Center mortgage loan, the debt service portion of the ratio was calculated based upon the average interest and principal payment for the first 12 payment periods beginning on the first payment date and is set forth on Annex E to this prospectus supplement. In each instance, the related ratio was calculated based upon the aggregate indebtedness of the Pari Passu Loan Group but excludes the related Junior Portion. If the related Junior Portion had been included in the calculation, then the resulting ratio would have been lower.
(12)     UW DSCR (x) for the Mall 205 Loan was calculated by applying $350,000 reserve and a $4,150,000 Letter of Credit posted by the borrower at the origination of the loan. Before taking this into account, the UW DSCR
         (x) is 1.13x.
(13)     The sum of each UW NCF ($) for the Prium Portfolio mortgage properties do not equal the sum of the UW NCF ($) for the Prium Portfolio mortgage loan as a credit of $35,000 was applied to account for the upfront
         TI/LC Reserve ($) over the term of the loan.
(14)     The Monthly Escrow TI/LC Reserve ($) for the Ocwen Building mortgage loan is $8,333.33 as long as the Long Term Local Issuer Credit Rating for Ocwen Financial Corporation is CCC+ or higher. If the rating falls below CCC+ than the monthly deposit shall increase to $12,500.
(15)     The Mirada Apartment Homes, Water Tower Building, The Carlyle Crossing
         Apartments, 5850 San Felipe Office Building, Sundance Apartments and
         Corbett Way mortgage loans provide for prepayment premiums, as defined in the applicable mortgage loan documents (the "Yield Maintenance
         Amount"), that equate to the present value, as of the Prepayment Date, of the remaining scheduled payments of principal and interest from the
         Prepayment Date through the Maturity Date (including any balloon payment) determined by discounting such payments at the Discount Rate
         (hereinafter defined), less the amount of principal being prepaid. The term "Discount Rate" shall mean the rate which, when compounded monthly, is equivalent to the Treasury Rate (hereinafter defined) when compounded semi-annually. The term "Treasury Rate" shall mean the yield calculated by the linear interpolation of the yields, as reported in
         Federal Reserve Statistical Release H.15-Selected Interest Rates under the heading U.S. Governmental Securities/Treasury Constant Maturities
         for the week ending prior to the Prepayment Date, of U.S. Treasury constant maturities with maturity dates (one longer and one shorter)
         most nearly approximating the Maturity Date.
(16)     UW DSCR (x) for the Saddle Rock Marketplace mortgage loan was calculated by applying a $3,030,000 Letter of Credit posted by the borrower at the origination of the loan. Before taking this Letter of
         Credit into account, the UW DSCR (x) of 1.06x is based on an UW NCF that includes certain tenants paying rent and currently building out their spaces.
(17)     In the case of the Jack Newell Boulevard Portfolio mortgage loan, both the borrower--the owner of the leasehold interests-- and the holder of the fee interest pledged their interests in the mortgaged property to secure the mortgage loan.
(18)     There is no Monthly Escrow TI/LC Reserve ($) for the Polo Plaza
         mortgage loan as long as the balance in the TI/LC Reserve is at least
         $100,000. If the reserve falls below this level, than the Monthly
         Escrow TI/LC Reserve ($) will equate to $4,166.67.
(19)     The St. Peter's College mortgage loan consists of 7 buildings containing 96 student housing/apartment units and 70,324 square feet of office space contained within approximately 56 former apartment units
         (approximately 152 units in total). The St. Peter's College mortgage property is covered under a 21 year Master Lease Agreement (commencing on August 9, 2004) with rent fixed at $1,170,511 annually or $642 per month with St. Peter's College as Landlord.
(20)     The Monthly Escrow TI/LC Reserve ($) for the Old Spanish Trail mortgage loan is $0.00 for months 1-26, $2,083.00 for months 27-50 and $3,333.33 for months 57-116.
(21)     The Old Spanish Trail mortgage loan provides for prepayment premiums that are equal to the greater of (i) one percent (1%) of the principal balance being prepaid, and (ii) the positive difference, if any, between (x) the present value on the date of such prepayment of all future installments which would otherwise would be required to pay during the original term of the loan absent such prepayment, including the unpaid Principal Amount which would otherwise be due upon the scheduled maturity date absent such prepayment, with such present value being determined by the use of a discount rate equal to the yield to maturity (adjusted to a mortgage equivalent basis), on the date of such prepayment, of the United States Treasury Security having the term to maturity closest to what otherwise would have been the remaining term absent such prepayment, and (y) the Principal Amount on the date of such prepayment.
(22)     The Cut-off LTV (%), Maturity LTV (%) and the UW DSCR (x) for the 3179
         West Temple Avenue and 3191 West Temple Avenue mortgage loans are based on blended Appraised Value ($), Original Balance ($), Annual P&I Debt
         Service ($) and UW NCF ($).
(23)     In the case of the Crossroads Plaza mortgage loan, provided no event of default has occurred and upon satisfaction of certain conditions, the
         Borrower may obtain a release of a portion of the vacant land from the lien before September 1, 2013.
(24)     Collections for the Monthly Escrow TI/LC Reserve ($) for the 2025
         Richmond Avenue mortgage loan does not begin until April 2005.

                     [THIS PAGE INTENTIONALLY LEFT BLANK.]

                                    ANNEX A-2 (ALL LOANS)

LOAN SELLERS

------------------------------------------------------------------------------------------------------------------------------------
                                                                                     WTD. AVG.
                                             AGGREGATE     % OF INITIAL              REMAINING     WTD.   WTD. AVG.    WTD. AVG.
                              NUMBER OF       CUT-OFF        MORTGAGE    WTD. AVG.    TERM TO      AVG.    CUT-OFF      MATURITY
                              MORTGAGE    DATE PRINCIPAL       POOL      MORTGAGE   MATURITY/ARD   DSCR    DATE LTV   DATE OR ARD
MORTGAGE LOAN SELLER            LOANS         BALANCE        BALANCE     RATE (%)      (MOS.)       (x)   RATIO (%)  LTV RATIO (%)
------------------------------------------------------------------------------------------------------------------------------------

Merrill Lynch Mortgage
Lending, Inc.                    31            438,622,029     35.2       6.018         106        1.44      73.3         62.9
Bank of America, N.A.            21            393,056,419     31.5       5.332         103        1.75      63.3         56.6
PNC Bank, National               35            286,637,760     23.0       5.636         100        1.42      74.1         64.5
Association
CDC Mortgage Capital Inc.         8            128,083,453     10.3       5.743         116        1.54      71.6         62.1
------------------------------------------------------------------------------------------------------------------------------------
Total/Weighted Average:          95         $1,246,399,660   100.0%      5.686%         105       1.54x     70.2%        61.2%
------------------------------------------------------------------------------------------------------------------------------------

PROPERTY TYPES

------------------------------------------------------------------------------------------------------------------------------------
                                                                                     WTD. AVG.
                              NUMBER OF      AGGREGATE     % OF INITIAL              REMAINING     WTD.   WTD. AVG.    WTD. AVG.
                              MORTGAGED       CUT-OFF        MORTGAGE    WTD. AVG.    TERM TO      AVG.    CUT-OFF      MATURITY
                                REAL      DATE PRINCIPAL       POOL      MORTGAGE   MATURITY/ARD   DSCR    DATE LTV   DATE OR ARD
PROPERTY TYPE                PROPERTIES       BALANCE        BALANCE     RATE (%)      (MOS.)       (x)   RATIO (%)  LTV RATIO (%)
------------------------------------------------------------------------------------------------------------------------------------

Office                           36            403,343,407     32.4       5.412         101        1.67      65.5         58.5
Retail                           20            229,338,616     18.4       5.774         114        1.41      73.8         64.1
   Anchored                      10            149,877,426     12.0       5.888         117        1.39      73.3         63.7
   Unanchored                     5             43,570,195      3.5       5.376         107        1.54      71.4         61.1
   Shadow Anchored                4             32,144,311      2.6       5.782         109        1.35      78.5         69.4
   Single Tenant                  1              3,746,684      0.3       5.750         119        1.27      78.2         65.9
Multifamily                      18            176,032,266     14.1       5.625         103        1.34      76.8         66.8
Manufactured Housing             20            132,595,434     10.6       5.130         105        1.29      76.7         67.7
Hospitality                      14            116,308,181      9.3       6.535          83        1.62      71.5         61.4
Self Storage                     36             69,591,716      5.6       6.441         116        1.55      66.2         52.9
Other                             1             49,875,580      4.0       6.097         118        2.37      51.0         41.7
Mixed Use                         3             36,886,144      3.0       5.832         119        1.40      73.0         62.1
Industrial                        7             32,428,316      2.6       5.603         114        1.58      70.0         63.7
------------------------------------------------------------------------------------------------------------------------------------
Total/Weighted Average:          155        $1,246,399,660   100.0%      5.686%         105       1.54x     70.2%        61.2%
------------------------------------------------------------------------------------------------------------------------------------

                                    ANNEX A-2 (ALL LOANS)

PROPERTY LOCATIONS

------------------------------------------------------------------------------------------------------------------------------------
                                                                                     WTD. AVG.
                              NUMBER OF      AGGREGATE     % OF INITIAL              REMAINING     WTD.   WTD. AVG.    WTD. AVG.
                              MORTGAGED       CUT-OFF        MORTGAGE    WTD. AVG.    TERM TO      AVG.    CUT-OFF      MATURITY
                                REAL      DATE PRINCIPAL       POOL      MORTGAGE   MATURITY/ARD   DSCR    DATE LTV   DATE OR ARD
STATE                        PROPERTIES       BALANCE        BALANCE     RATE (%)      (MOS.)       (x)   RATIO (%)  LTV RATIO (%)
------------------------------------------------------------------------------------------------------------------------------------

California                       17            251,335,200     20.2       5.400         100        1.88      57.4         53.1
   Northern                       3            140,518,045     11.3       4.935          85        2.19      49.7         49.1
   Southern                      14            110,817,155      8.9       5.991         120        1.48      67.2         58.4
Florida                          21            180,295,219     14.5       5.542         101        1.41      75.1         65.0
Texas                            20            143,171,974     11.5       5.939         112        1.75      66.6         56.0
Michigan                         12             92,028,187      7.4       5.301         115        1.33      76.7         66.2
Virginia                          5             68,193,981      5.5       6.014         123        1.54      69.8         56.9
Indiana                           4             57,951,968      4.6       5.628         108        1.30      67.8         60.4
Oregon                            3             56,927,641      4.6       5.763         111        1.26      79.2         71.2
New York                          7             56,688,646      4.5       5.983          93        1.50      75.0         64.5
Arizona                           5             35,473,350      2.8       5.574         119        1.39      79.6         68.3
Washington                       11             33,441,740      2.7       5.509         119        1.31      75.4         62.8
Illinois                          6             29,503,281      2.4       5.531          65        1.26      78.5         73.0
Oklahoma                          6             27,695,752      2.2       5.894         107        1.44      72.4         61.2
Vermont                           1             23,000,000      1.8       5.875         119        1.46      75.2         65.0
Connecticut                       2             22,893,537      1.8       5.331         116        1.37      78.4         65.4
Maryland                          1             21,251,442      1.7       6.577          56        1.64      72.9         66.8
Georgia                           4             19,854,856      1.6       6.092         111        1.51      75.1         64.2
Colorado                          2             19,787,244      1.6       5.723         100        1.43      80.1         72.9
New Jersey                        3             15,805,082      1.3       6.429         118        1.42      72.4         58.3
Massachusetts                     6             14,782,700      1.2       6.450          94        1.54      69.1         59.1
Missouri                          2             14,475,052      1.2       5.670         118        1.43      72.7         61.1
North Carolina                    1             14,280,000      1.1       4.920          60        1.28      72.1         67.7
Pennsylvania                      4             13,924,090      1.1       6.393          91        1.57      73.1         63.2
Ohio                              5             10,853,160      0.9       6.166         118        1.57      65.8         53.6
Louisiana                         1              5,897,648      0.5       6.577          56        1.64      72.9         66.8
Minnesota                         2              5,370,782      0.4       6.891         116        1.51      68.0         54.5
Alabama                           1              5,000,000      0.4       5.620         120        1.54      79.4         66.5
Kentucky                          1              4,188,187      0.3       5.820         118        1.33      73.2         56.5
New Hampshire                     1              1,254,046      0.1       6.625         116        1.59      65.5         52.0
Wisconsin                         1              1,074,897      0.1       6.625         116        1.59      65.5         52.0
------------------------------------------------------------------------------------------------------------------------------------
Total/Weighted Average:          155        $1,246,399,660   100.0%      5.686%         105       1.54x     70.2%        61.2%
------------------------------------------------------------------------------------------------------------------------------------

                                    ANNEX A-2 (ALL LOANS)

CUT-OFF DATE PRINCIPAL BALANCES OF MORTGAGE LOANS

------------------------------------------------------------------------------------------------------------------------------------
                                                                                     WTD. AVG.
                                             AGGREGATE     % OF INITIAL              REMAINING     WTD.   WTD. AVG.    WTD. AVG.
                              NUMBER OF       CUT-OFF        MORTGAGE    WTD. AVG.    TERM TO      AVG.    CUT-OFF      MATURITY
RANGE OF CUT-OFF DATE         MORTGAGE    DATE PRINCIPAL       POOL      MORTGAGE   MATURITY/ARD   DSCR    DATE LTV   DATE OR ARD
BALANCES ($)                    LOANS         BALANCE        BALANCE     RATE (%)      (MOS.)       (x)   RATIO (%)  LTV RATIO (%)
------------------------------------------------------------------------------------------------------------------------------------

  1,680,000 -   2,999,999         8             16,559,807      1.3       5.563         117        1.76      64.0         62.5
  3,000,000 -   3,999,999        11             37,906,315      3.0       5.773         119        1.38      73.2         61.4
  4,000,000 -   4,999,999         8             34,666,954      2.8       5.744         106        1.40      72.7         61.9
  5,000,000 -   5,999,999        10             53,865,351      4.3       5.747         112        1.49      74.4         62.5
  6,000,000 -   6,999,999         4             25,120,000      2.0       5.567          78        1.24      79.8         73.0
  7,000,000 -   7,999,999         3             23,252,117      1.9       5.422         118        1.41      78.1         64.4
  8,000,000 -   9,999,999        10             87,243,993      7.0       5.868         109        1.44      72.6         61.8
 10,000,000 -  12,999,999        11            128,307,351     10.3       5.696         116        1.40      73.2         61.5
 13,000,000 -  19,999,999        12            177,880,461     14.3       5.636         108        1.39      73.6         64.3
 20,000,000 -  49,999,999        16            461,060,440     37.0       5.767         112        1.50      71.4         61.3
 50,000,000 - 130,000,000         2            200,536,870     16.1       5.469          73        2.01      57.6         55.5
------------------------------------------------------------------------------------------------------------------------------------
Total/Weighted Average:          95         $1,246,399,660   100.0%      5.686%         105       1.54x     70.2%        61.2%
------------------------------------------------------------------------------------------------------------------------------------

Minimum: $1,680,000
Maximum: $130,000,000
Average: $13,119,996

MORTGAGE RATES

------------------------------------------------------------------------------------------------------------------------------------
                                                                                     WTD. AVG.
                                             AGGREGATE     % OF INITIAL              REMAINING     WTD.   WTD. AVG.    WTD. AVG.
                              NUMBER OF       CUT-OFF        MORTGAGE    WTD. AVG.    TERM TO      AVG.    CUT-OFF      MATURITY
RANGE OF MORTGAGE             MORTGAGE    DATE PRINCIPAL       POOL      MORTGAGE   MATURITY/ARD   DSCR    DATE LTV   DATE OR ARD
RATES (%)                       LOANS         BALANCE        BALANCE     RATE (%)      (MOS.)       (x)   RATIO (%)  LTV RATIO (%)
------------------------------------------------------------------------------------------------------------------------------------

4.867 - 4.999                     4            183,080,000     14.7       4.883          76        1.95      57.5         56.1
5.000 - 5.249                    11            125,830,102     10.1       5.073         114        1.32      76.4         66.1
5.250 - 5.499                    10            122,166,925      9.8       5.365          97        1.36      76.6         66.6
5.500 - 5.599                    13             96,773,485      7.8       5.536         105        1.44      75.4         66.3
5.600 - 5.699                     8             71,136,911      5.7       5.636         119        1.38      73.9         60.6
5.700 - 5.749                     7             44,381,122      3.6       5.708         108        1.57      68.5         60.6
5.750 - 5.999                    26            276,863,244     22.2       5.854         115        1.36      74.1         64.7
6.000 - 6.249                     4            120,358,063      9.7       6.064         117        1.88      63.3         53.6
6.250 - 6.749                     9            176,868,594     14.2       6.537          97        1.58      69.3         58.0
6.750 - 7.250                     3             28,941,213      2.3       6.987         150        1.49      68.6         52.4
------------------------------------------------------------------------------------------------------------------------------------
Total/Weighted Average:          95         $1,246,399,660   100.0%      5.686%         105       1.54x     70.2%        61.2%
------------------------------------------------------------------------------------------------------------------------------------

Minimum: 4.867%
Maximum: 7.250%
Weighted Average: 5.686%

                                    ANNEX A-2 (ALL LOANS)

DEBT SERVICE COVERAGE RATIOS

------------------------------------------------------------------------------------------------------------------------------------
                                                                                     WTD. AVG.
                                             AGGREGATE     % OF INITIAL              REMAINING     WTD.   WTD. AVG.    WTD. AVG.
                              NUMBER OF       CUT-OFF        MORTGAGE    WTD. AVG.    TERM TO      AVG.    CUT-OFF      MATURITY
                              MORTGAGE    DATE PRINCIPAL       POOL      MORTGAGE   MATURITY/ARD   DSCR    DATE LTV   DATE OR ARD
RANGE OF DSCRS (x)              LOANS         BALANCE        BALANCE     RATE (%)      (MOS.)       (x)   RATIO (%)  LTV RATIO (%)
------------------------------------------------------------------------------------------------------------------------------------

1.20 - 1.24                       8             50,316,497      4.0       5.328          86        1.21      74.8         67.8
1.25 - 1.29                      15            216,396,015     17.4       5.591         105        1.27      76.0         67.7
1.30 - 1.34                      19            199,139,088     16.0       5.552         117        1.31      75.4         63.3
1.35 - 1.39                       6             92,439,964      7.4       5.503         118        1.36      78.6         67.3
1.40 - 1.44                      10             73,171,791      5.9       5.765         118        1.42      74.8         63.3
1.45 - 1.49                      12            117,239,358      9.4       5.764         115        1.47      75.3         64.9
1.50 - 1.59                      13            163,740,515     13.1       6.139         113        1.55      68.2         55.7
1.60 - 1.99                       7            138,258,418     11.1       6.230          75        1.65      70.4         63.2
2.00 - 3.38                       5            195,698,014     15.7       5.264          95        2.26      49.9         47.2
------------------------------------------------------------------------------------------------------------------------------------
Total/Weighted Average:          95         $1,246,399,660   100.0%      5.686%         105       1.54x     70.2%        61.2%
------------------------------------------------------------------------------------------------------------------------------------

Minimum: 1.20x
Maximum: 3.38x
Weighted Average: 1.54x

CUT-OFF DATE LOAN-TO-VALUE RATIOS

------------------------------------------------------------------------------------------------------------------------------------
                                                                                     WTD. AVG.
                                             AGGREGATE     % OF INITIAL              REMAINING     WTD.   WTD. AVG.    WTD. AVG.
                              NUMBER OF       CUT-OFF        MORTGAGE    WTD. AVG.    TERM TO      AVG.    CUT-OFF      MATURITY
RANGE OF CUT-OFF DATE         MORTGAGE    DATE PRINCIPAL       POOL      MORTGAGE   MATURITY/ARD   DSCR    DATE LTV   DATE OR ARD
LTV RATIOS (%)                  LOANS         BALANCE        BALANCE     RATE (%)      (MOS.)       (x)   RATIO (%)  LTV RATIO (%)
------------------------------------------------------------------------------------------------------------------------------------

22.0 - 49.9                       3            134,336,267     10.8       4.895          84        2.23      48.7         49.2
50.0 - 64.9                      10            123,770,311      9.9       5.855         113        1.85      57.7         49.7
65.0 - 69.9                      16            227,847,116     18.3       6.255         124        1.51      67.6         54.8
70.0 - 74.9                      21            249,784,907     20.0       5.865          86        1.46      72.8         64.0
75.0 - 79.9                      35            409,780,859     32.9       5.473         110        1.36      78.2         67.6
80.0 - 83.7                      10            100,880,201     8.1        5.662         102        1.28      80.4         72.7
------------------------------------------------------------------------------------------------------------------------------------
Total/Weighted Average:          95         $1,246,399,660   100.0%      5.686%         105       1.54x     70.2%        61.2%
------------------------------------------------------------------------------------------------------------------------------------

Minimum: 22.0%
Maximum: 83.7%
Weighted Average: 70.2%

                                    ANNEX A-2 (ALL LOANS)

MATURITY DATE OR ANTICIPATED REPAYMENT DATE LOAN-TO-VALUE RATIOS

------------------------------------------------------------------------------------------------------------------------------------
                                                                                     WTD. AVG.
                                             AGGREGATE     % OF INITIAL              REMAINING     WTD.   WTD. AVG.    WTD. AVG.
RANGE OF MATURITY             NUMBER OF       CUT-OFF        MORTGAGE    WTD. AVG.    TERM TO      AVG.    CUT-OFF      MATURITY
DATE OR ARD LTV               MORTGAGE    DATE PRINCIPAL       POOL      MORTGAGE   MATURITY/ARD   DSCR    DATE LTV   DATE OR ARD
RATIOS (%)                      LOANS         BALANCE        BALANCE     RATE (%)      (MOS.)       (x)   RATIO (%)  LTV RATIO (%)
------------------------------------------------------------------------------------------------------------------------------------

Fully Amortizing                  1              2,641,072      0.2       5.700         179        3.38      22.0         N/A
40.1 - 49.9                       6            211,332,817     17.0       5.375         104        2.17      51.7         46.7
50.0 - 54.9                       9            106,346,828      8.5       6.163         117        1.53      65.4         52.4
55.0 - 59.9                      16            170,878,859     13.7       6.083         119        1.46      68.6         57.5
60.0 - 62.4                       7             71,059,101      5.7       5.796         108        1.36      69.5         61.2
62.5 - 64.9                       8            104,730,165      8.4       5.586         113        1.37      74.9         63.5
65.0 - 67.4                      21            263,025,083     21.1       5.840          99        1.45      76.4         66.3
67.5 - 69.9                      14            146,885,279     11.8       5.226          98        1.38      77.4         68.4
70.0 - 75.6                      13            169,500,454     13.6       5.546          92        1.30      79.9         73.0
------------------------------------------------------------------------------------------------------------------------------------
Total/Weighted Average:          95         $1,246,399,660   100.0%      5.686%         105       1.54x     70.2%        61.2%
------------------------------------------------------------------------------------------------------------------------------------

Minimum: 40.1%
Maximum: 75.6%
Weighted Average: 61.2%

REMAINING TERMS TO MATURITY OR ANTICIPATED REPAYMENT DATE

------------------------------------------------------------------------------------------------------------------------------------
                                                                                     WTD. AVG.
                                             AGGREGATE     % OF INITIAL              REMAINING     WTD.   WTD. AVG.    WTD. AVG.
                              NUMBER OF       CUT-OFF        MORTGAGE    WTD. AVG.    TERM TO      AVG.    CUT-OFF      MATURITY
RANGE OF REMAINING            MORTGAGE    DATE PRINCIPAL       POOL      MORTGAGE   MATURITY/ARD   DSCR    DATE LTV   DATE OR ARD
TERMS TO MATURITY (MOS.)        LOANS         BALANCE        BALANCE     RATE (%)      (MOS.)       (x)   RATIO (%)  LTV RATIO (%)
------------------------------------------------------------------------------------------------------------------------------------

 56 -  84                        19            368,022,656     29.5       5.401          69        1.73      65.8         62.1
 85 - 119                        62            731,123,888     58.7       5.785         117        1.47      71.9         61.0
120 - 215                        14            147,253,115     11.8       5.903         133        1.45      72.5         59.9
------------------------------------------------------------------------------------------------------------------------------------
Total/Weighted Average:          95         $1,246,399,660   100.0%      5.686%         105       1.54x     70.2%        61.2%
------------------------------------------------------------------------------------------------------------------------------------

Minimum: 56 mos.
Maximum: 215 mos.
Weighted Average: 105 mos.

                                    ANNEX A-2 (ALL LOANS)

ORIGINAL AMORTIZATION TERMS

------------------------------------------------------------------------------------------------------------------------------------
                                                                                     WTD. AVG.
                                             AGGREGATE     % OF INITIAL              REMAINING     WTD.   WTD. AVG.    WTD. AVG.
                              NUMBER OF       CUT-OFF        MORTGAGE    WTD. AVG.    TERM TO      AVG.    CUT-OFF      MATURITY
RANGE OF ORIGINAL             MORTGAGE    DATE PRINCIPAL       POOL      MORTGAGE   MATURITY/ARD   DSCR    DATE LTV   DATE OR ARD
AMORTIZATION TERMS (MOS.)       LOANS         BALANCE        BALANCE     RATE (%)      (MOS.)       (x)   RATIO (%)  LTV RATIO (%)
------------------------------------------------------------------------------------------------------------------------------------

Interest Only                     1            130,000,000     10.4       4.867          82        2.21      49.3         49.3
180 - 299                         2             73,177,942      5.9       6.545          60        1.70      71.1         66.8
300 - 329                        14            151,934,774     12.2       6.356         119        1.54      68.3         53.3
330 - 360                        78            891,286,944     71.5       5.620         109        1.43      73.5         63.9
------------------------------------------------------------------------------------------------------------------------------------
Total/Weighted Average:          95         $1,246,399,660   100.0%      5.686%         105       1.54x     70.2%        61.2%
------------------------------------------------------------------------------------------------------------------------------------

Minimum: 180 mos.
Maximum: 360 mos.
Weighted Average: 346 mos.

ESCROWS

------------------------------------------------------------------------------------------------------------------------------------
                                                                             AGGREGAGE                          % OF INITIAL
                                       NUMBER OF                            CUT-OFF DATE                        MORTGAGE POOL
ESCROW TYPE                         MORTGAGE LOANS                     PRINCIPAL BALANCE ($)                       BALANCE
------------------------------------------------------------------------------------------------------------------------------------

TI/LC Reserves                             33                                481,927,724                             64.1
Real Estate Tax                            79                              1,015,462,526                             81.5
Insurance                                  67                                907,406,482                             72.8
Replacement Reserves                       79                              1,013,122,998                             81.3

LOCKBOX TYPES

------------------------------------------------------------------------------------------------------------------------------------
                                                                             AGGREGAGE                          % OF INITIAL
                                       NUMBER OF                            CUT-OFF DATE                        MORTGAGE POOL
LOCKBOX TYPE                        MORTGAGE LOANS                     PRINCIPAL BALANCE ($)                       BALANCE
------------------------------------------------------------------------------------------------------------------------------------

Hard                                       18                                448,823,814                             36.0
Springing                                  17                                197,671,318                             15.9
Soft-Springing Hard                         8                                156,234,355                             12.5

                                    ANNEX A-2 (LOAN GROUP 1)

LOAN SELLERS

------------------------------------------------------------------------------------------------------------------------------------
                                                                                       WTD. AVG.
                                           AGGREGATE       % OF INITIAL                REMAINING     WTD.   WTD. AVG.    WTD. AVG.
                            NUMBER OF       CUT-OFF       MORTGAGE POOL   WTD. AVG.     TERM TO      AVG.    CUT-OFF      MATURITY
                             MORTGAGE    DATE PRINCIPAL     BALANCE OF    MORTGAGE    MATURITY/ARD   DSCR    DATE LTV   DATE OR ARD
MORTGAGE LOAN SELLER          LOANS         BALANCE        LOAN GROUP 1   RATE (%)       (MOS.)       (x)   RATIO (%)  LTV RATIO (%)
------------------------------------------------------------------------------------------------------------------------------------

Merrill Lynch Mortgage
  Lending, Inc.                 27        404,547,841           38.0       6.054          106        1.45      73.1         62.7
Bank of America, N.A.           19        377,236,419           35.5       5.328          105        1.77      62.7         55.8
PNC Bank, National
  Association                   23        178,168,445           16.8       5.720          101        1.48      72.3         62.3
CDC Mortgage Capital Inc.        7        103,572,706            9.7       5.716          116        1.56      70.1         61.1
------------------------------------------------------------------------------------------------------------------------------------
Total/Weighted Average:         76     $1,063,525,411         100.0%      5.707%          106       1.58x     69.0%        60.0%
------------------------------------------------------------------------------------------------------------------------------------

PROPERTY TYPES

------------------------------------------------------------------------------------------------------------------------------------
                                                                                       WTD. AVG.
                            NUMBER OF      AGGREGATE       % OF INITIAL                REMAINING     WTD.   WTD. AVG.    WTD. AVG.
                            MORTGAGED       CUT-OFF       MORTGAGE POOL   WTD. AVG.     TERM TO      AVG.    CUT-OFF      MATURITY
                               REAL      DATE PRINCIPAL     BALANCE OF    MORTGAGE    MATURITY/ARD   DSCR    DATE LTV   DATE OR ARD
PROPERTY TYPE               PROPERTIES      BALANCE        LOAN GROUP 1   RATE (%)       (MOS.)       (x)   RATIO (%)  LTV RATIO (%)
------------------------------------------------------------------------------------------------------------------------------------

Office                          36        403,343,407           37.9       5.412          101        1.67      65.5         58.5
Retail                          20        229,338,616           21.6       5.774          114        1.41      73.8         64.1
   Anchored                     10        149,877,426           14.1       5.888          117        1.39      73.3         63.7
   Unanchored                    5         43,570,195            4.1       5.376          107        1.54      71.4         61.1
   Shadow Anchored               4         32,144,311            3.0       5.782          109        1.35      78.5         69.4
   Single Tenant                 1          3,746,684            0.4       5.750          119        1.27      78.2         65.9
Manufactured Housing            18        116,775,434           11.0       5.088          111        1.30      76.3         66.6
Hospitality                     14        116,308,181           10.9       6.535           83        1.62      71.5         61.4
Self Storage                    36         69,591,716            6.5       6.441          116        1.55      66.2         52.9
Other                            1         49,875,580            4.7       6.097          118        2.37      51.0         41.7
Mixed Use                        3         36,886,144            3.5       5.832          119        1.40      73.0         62.1
Industrial                       7         32,428,316            3.0       5.603          114        1.58      70.0         63.7
Multifamily                      1          8,978,017            0.8       6.625          118        1.36      72.9         57.8
------------------------------------------------------------------------------------------------------------------------------------
Total/Weighted Average:        136     $1,063,525,411         100.0%      5.707%          106       1.58x     69.0%        60.0%
------------------------------------------------------------------------------------------------------------------------------------

                                    ANNEX A-2 (LOAN GROUP 1)

PROPERTY LOCATIONS

------------------------------------------------------------------------------------------------------------------------------------
                                                                                       WTD. AVG.
                            NUMBER OF      AGGREGATE       % OF INITIAL                REMAINING     WTD.   WTD. AVG.    WTD. AVG.
                            MORTGAGED       CUT-OFF       MORTGAGE POOL   WTD. AVG.     TERM TO      AVG.    CUT-OFF      MATURITY
                               REAL      DATE PRINCIPAL     BALANCE OF    MORTGAGE    MATURITY/ARD   DSCR    DATE LTV   DATE OR ARD
STATE                       PROPERTIES      BALANCE        LOAN GROUP 1   RATE (%)       (MOS.)       (x)   RATIO (%)  LTV RATIO (%)
------------------------------------------------------------------------------------------------------------------------------------

California                      17        251,335,200           23.6       5.400          100        1.88      57.4         53.1
   Northern                      3        140,518,045           13.2       4.935           85        2.19      49.7         49.1
   Southern                     14        110,817,155           10.4       5.991          120        1.48      67.2         58.4
Texas                           17        114,541,284           10.8       5.978          110        1.86      63.3         52.8
Michigan                        12         92,028,187            8.7       5.301          115        1.33      76.7         66.2
Florida                         14         76,912,612            7.2       5.526          100        1.48      72.6         61.9
Virginia                         5         68,193,981            6.4       6.014          123        1.54      69.8         56.9
Indiana                          4         57,951,968            5.4       5.628          108        1.30      67.8         60.4
Oregon                           3         56,927,641            5.4       5.763          111        1.26      79.2         71.2
New York                         7         56,688,646            5.3       5.983           93        1.50      75.0         64.5
Washington                      11         33,441,740            3.1       5.509          119        1.31      75.4         62.8
Arizona                          3         30,233,150            2.8       5.515          119        1.41      79.2         68.1
Vermont                          1         23,000,000            2.2       5.875          119        1.46      75.2         65.0
Connecticut                      2         22,893,537            2.2       5.331          116        1.37      78.4         65.4
Maryland                         1         21,251,442            2.0       6.577           56        1.64      72.9         66.8
Georgia                          4         19,854,856            1.9       6.092          111        1.51      75.1         64.2
Colorado                         2         19,787,244            1.9       5.723          100        1.43      80.1         72.9
Oklahoma                         4         19,012,412            1.8       5.940          102        1.48      70.4         59.6
New Jersey                       3         15,805,082            1.5       6.429          118        1.42      72.4         58.3
Pennsylvania                     4         13,924,090            1.3       6.393           91        1.57      73.1         63.2
Illinois                         4         13,683,281            1.3       5.641           76        1.31      76.9         69.9
Massachusetts                    5         11,242,232            1.1       6.601           86        1.61      69.0         59.1
Missouri                         1         11,178,106            1.1       5.700          118        1.40      72.1         60.7
Ohio                             5         10,853,160            1.0       6.166          118        1.57      65.8         53.6
Louisiana                        1          5,897,648            0.6       6.577           56        1.64      72.9         66.8
Minnesota                        2          5,370,782            0.5       6.891          116        1.51      68.0         54.5
Alabama                          1          5,000,000            0.5       5.620          120        1.54      79.4         66.5
Kentucky                         1          4,188,187            0.4       5.820          118        1.33      73.2         56.5
New Hampshire                    1          1,254,046            0.1       6.625          116        1.59      65.5         52.0
Wisconsin                        1          1,074,897            0.1       6.625          116        1.59      65.5         52.0
------------------------------------------------------------------------------------------------------------------------------------
Total/Weighted Average:        136     $1,063,525,411         100.0%      5.707%          106       1.58x     69.0%        60.0%
------------------------------------------------------------------------------------------------------------------------------------

                                    ANNEX A-2 (LOAN GROUP 1)

CUT-OFF DATE PRINCIPAL BALANCES OF MORTGAGE LOANS

------------------------------------------------------------------------------------------------------------------------------------
                                                                                       WTD. AVG.
                                           AGGREGATE       % OF INITIAL                REMAINING     WTD.   WTD. AVG.    WTD. AVG.
                            NUMBER OF       CUT-OFF       MORTGAGE POOL   WTD. AVG.     TERM TO      AVG.    CUT-OFF      MATURITY
RANGE OF CUT-OFF DATE        MORTGAGE    DATE PRINCIPAL     BALANCE OF    MORTGAGE    MATURITY/ARD   DSCR    DATE LTV   DATE OR ARD
BALANCES ($)                  LOANS         BALANCE        LOAN GROUP 1   RATE (%)       (MOS.)       (x)   RATIO (%)  LTV RATIO (%)
------------------------------------------------------------------------------------------------------------------------------------

  1,680,000 -   2,999,999        7         14,613,447            1.4       5.517          117        1.83      61.3         61.1
  3,000,000 -   3,999,999        7         24,381,564            2.3       5.750          119        1.38      72.1         60.2
  4,000,000 -   4,999,999        7         30,171,345            2.8       5.802          110        1.42      71.7         60.6
  5,000,000 -   5,999,999        8         43,036,311            4.0       5.745          111        1.52      73.5         61.7
  6,000,000 -   6,999,999        2         12,620,000            1.2       5.633           86        1.25      79.5         72.3
  7,000,000 -   7,999,999        3         23,252,117            2.2       5.422          118        1.41      78.1         64.4
  8,000,000 -   9,999,999        7         59,887,884            5.6       5.793          100        1.48      71.4         61.4
 10,000,000 -  12,999,999       11        128,307,351           12.1       5.696          116        1.40      73.2         61.5
 13,000,000 -  19,999,999        9        133,970,461           12.6       5.750          118        1.41      72.5         62.0
 20,000,000 -  49,999,999       13        392,748,060           36.9       5.818          114        1.53      70.3         60.1
 50,000,000 - 130,000,000        2        200,536,870           18.9       5.469           73        2.01      57.6         55.5
------------------------------------------------------------------------------------------------------------------------------------
Total/Weighted Average:         76     $1,063,525,411         100.0%      5.707%          106       1.58x     69.0%        60.0%
------------------------------------------------------------------------------------------------------------------------------------

Minimum: $1,680,000
Maximum: $130,000,000
Average: $13,993,755

MORTGAGE RATES

------------------------------------------------------------------------------------------------------------------------------------
                                                                                       WTD. AVG.
                                           AGGREGATE       % OF INITIAL                REMAINING     WTD.   WTD. AVG.    WTD. AVG.
                            NUMBER OF       CUT-OFF       MORTGAGE POOL   WTD. AVG.     TERM TO      AVG.    CUT-OFF      MATURITY
RANGE OF MORTGAGE            MORTGAGE    DATE PRINCIPAL     BALANCE OF    MORTGAGE    MATURITY/ARD   DSCR    DATE LTV   DATE OR ARD
RATES (%)                     LOANS         BALANCE        LOAN GROUP 1   RATE (%)       (MOS.)       (x)   RATIO (%)  LTV RATIO (%)
------------------------------------------------------------------------------------------------------------------------------------

4.867 - 4.999                    1        130,000,000           12.2       4.867           82        2.21      49.3         49.3
5.000 - 5.249                   11        125,830,102           11.8       5.073          114        1.32      76.4         66.1
5.250 - 5.499                    6         93,109,825            8.8       5.352          102        1.39      75.7         64.9
5.500 - 5.599                   11         87,476,540            8.2       5.532          106        1.46      75.1         66.0
5.600 - 5.699                    7         50,855,279            4.8       5.627          119        1.42      73.7         59.8
5.700 - 5.749                    6         38,841,924            3.7       5.706          106        1.60      67.0         59.7
5.750 - 5.999                   20        234,888,490           22.1       5.853          115        1.36      73.5         64.5
6.000 - 6.249                    3        106,008,063           10.0       6.066          117        1.96      61.1         51.2
6.250 - 6.749                    9        176,868,594           16.6       6.537           97        1.58      69.3         58.0
6.750 - 6.970                    2         19,646,594            1.8       6.862          119        1.50      69.6         55.4
------------------------------------------------------------------------------------------------------------------------------------
Total/Weighted Average:         76     $1,063,525,411         100.0%      5.707%          106       1.58x     69.0%        60.0%
------------------------------------------------------------------------------------------------------------------------------------

Minimum: 4.867%
Maximum: 6.970%
Weighted Average: 5.707%

                                    ANNEX A-2 (LOAN GROUP 1)

DEBT SERVICE COVERAGE RATIOS

------------------------------------------------------------------------------------------------------------------------------------
                                                                                       WTD. AVG.
                                           AGGREGATE       % OF INITIAL                REMAINING     WTD.   WTD. AVG.    WTD. AVG.
                            NUMBER OF       CUT-OFF       MORTGAGE POOL   WTD. AVG.     TERM TO      AVG.    CUT-OFF      MATURITY
                             MORTGAGE    DATE PRINCIPAL     BALANCE OF    MORTGAGE    MATURITY/ARD   DSCR    DATE LTV   DATE OR ARD
RANGE OF DSCRS (x)            LOANS         BALANCE        LOAN GROUP 1   RATE (%)       (MOS.)       (x)   RATIO (%)  LTV RATIO (%)
------------------------------------------------------------------------------------------------------------------------------------

1.20 - 1.24                      4         26,550,137            2.5       5.165          101        1.21      69.8         62.0
1.25 - 1.29                     10        156,456,566           14.7       5.711          115        1.27      75.3         66.3
1.30 - 1.34                     15        161,285,655           15.2       5.532          116        1.32      75.4         63.3
1.35 - 1.39                      5         86,900,766            8.2       5.489          118        1.36      78.5         67.4
1.40 - 1.44                      8         45,267,546            4.3       5.710          119        1.42      72.9         61.6
1.45 - 1.49                     10         92,664,739            8.7       5.754          114        1.47      75.5         65.3
1.50 - 1.59                     12        160,443,569           15.1       6.150          113        1.55      68.1         55.6
1.60 - 1.99                      7        138,258,418           13.0       6.230           75        1.65      70.4         63.2
2.00 - 3.38                      5        195,698,014           18.4       5.264           95        2.26      49.9         47.2
------------------------------------------------------------------------------------------------------------------------------------
Total/Weighted Average:         76     $1,063,525,411         100.0%      5.707%          106       1.58x     69.0%        60.0%
-----------------------------------------------------------------------------------------------------------------------------------

Minimum: 1.20x
Maximum: 3.38x
Weighted Average: 1.58x

CUT-OFF DATE LOAN-TO-VALUE RATIOS

------------------------------------------------------------------------------------------------------------------------------------
                                                                                       WTD. AVG.
                                           AGGREGATE       % OF INITIAL   WTD. AVG.    REMAINING     WTD.   WTD. AVG.    WTD. AVG.
                            NUMBER OF       CUT-OFF       MORTGAGE POOL   MORTGAGE      TERM TO      AVG.    CUT-OFF      MATURITY
RANGE OF CUT-OFF DATE        MORTGAGE    DATE PRINCIPAL     BALANCE OF      RATE      MATURITY/ARD   DSCR    DATE LTV   DATE OR ARD
LTV RATIOS (%)                LOANS         BALANCE        LOAN GROUP 1     (%)          (MOS.)       (x)   RATIO (%)  LTV RATIO (%)
------------------------------------------------------------------------------------------------------------------------------------

22.0 - 49.9                      3        134,336,267           12.6       4.895           84        2.23      48.7         49.2
50.0 - 64.9                     10        123,770,311           11.6       5.855          113        1.85      57.7         49.7
65.0 - 69.9                     14        215,012,031           20.2       6.217          121        1.52      67.6         55.1
70.0 - 74.9                     18        211,926,328           19.9       5.953           85        1.49      72.7         63.9
75.0 - 79.9                     26        304,660,474           28.6       5.477          116        1.36      78.0         66.7
80.0 - 82.4                      5         73,820,000            6.9       5.700          112        1.30      80.5         72.4
------------------------------------------------------------------------------------------------------------------------------------
Total/Weighted Average:         76     $1,063,525,411         100.0%      5.707%          106       1.58x     69.0%        60.0%
------------------------------------------------------------------------------------------------------------------------------------

Minimum: 22.0%
Maximum: 82.4%
Weighted Average: 69.0%

                                    ANNEX A-2 (LOAN GROUP 1)

MATURITY DATE OR ANTICIPATED REPAYMENT DATE LOAN-TO-VALUE RATIOS

------------------------------------------------------------------------------------------------------------------------------------
                                                                                       WTD. AVG.
                                           AGGREGATE       % OF INITIAL                REMAINING     WTD.   WTD. AVG.    WTD. AVG.
                            NUMBER OF       CUT-OFF       MORTGAGE POOL   WTD. AVG.     TERM TO      AVG.    CUT-OFF      MATURITY
RANGE OF MATURITY DATE OR    MORTGAGE    DATE PRINCIPAL     BALANCE OF    MORTGAGE    MATURITY/ARD   DSCR    DATE LTV   DATE OR ARD
ARD LTV RATIOS (%)            LOANS         BALANCE        LOAN GROUP 1   RATE (%)       (MOS.)       (x)   RATIO (%)  LTV RATIO (%)
------------------------------------------------------------------------------------------------------------------------------------

Fully Amortizing                 1          2,641,072            0.2       5.700          179        3.38      22.0          N/A
40.1 - 49.9                      5        202,038,199           19.0       5.289           99        2.20      51.0         46.7
50.0 - 54.9                      9        106,346,828           10.0       6.163          117        1.53      65.4         52.4
55.0 - 59.9                     15        167,338,391           15.7       6.086          119        1.46      68.6         57.5
60.0 - 62.4                      7         71,059,101            6.7       5.796          108        1.36      69.5         61.2
62.5 - 64.9                      5         75,861,745            7.1       5.553          111        1.38      74.8         63.7
65.0 - 67.4                     17        220,840,149           20.8       5.859           96        1.46      76.0         66.3
67.5 - 69.9                     12        129,311,439           12.2       5.243          102        1.39      77.9         68.5
70.0 - 75.6                      5         88,088,485            8.3       5.760          109        1.31      80.0         72.3
------------------------------------------------------------------------------------------------------------------------------------
Total/Weighted Average:         76     $1,063,525,411         100.0%      5.707%          106       1.58x     69.0%        60.0%
------------------------------------------------------------------------------------------------------------------------------------

Minimum: 40.1%
Maximum: 75.6%
Weighted Average: 60.0%

REMAINING TERMS TO MATURITY OR ANTICIPATED REPAYMENT DATE

------------------------------------------------------------------------------------------------------------------------------------
                                                                                       WTD. AVG.
                                           AGGREGATE       % OF INITIAL                REMAINING     WTD.   WTD. AVG.    WTD. AVG.
                            NUMBER OF       CUT-OFF       MORTGAGE POOL  WTD. AVG.      TERM TO      AVG.    CUT-OFF      MATURITY
RANGE OF REMAINING           MORTGAGE    DATE PRINCIPAL     BALANCE OF    MORTGAGE    MATURITY/ARD   DSCR    DATE LTV   DATE OR ARD
TERMS TO MATURITY (MOS.)      LOANS         BALANCE        LOAN GROUP 1   RATE (%)       (MOS.)       (x)   RATIO (%)  LTV RATIO (%)
------------------------------------------------------------------------------------------------------------------------------------

 56 -  84                       12        288,627,047           27.1       5.484           71        1.85      62.4         59.1
 85 - 119                       51        636,939,866           59.9       5.786          117        1.49      71.1         60.3
120 - 179                       13        137,958,497           13.0       5.812          127        1.44      73.0         60.8
------------------------------------------------------------------------------------------------------------------------------------
Total/Weighted Average:         76     $1,063,525,411         100.0%      5.707%          106       1.58x     69.0%        60.0%
------------------------------------------------------------------------------------------------------------------------------------

Minimum: 56 mos.
Maximum: 179 mos.
Weighted Average: 106 mos.

                                    ANNEX A-2 (LOAN GROUP 1)

ORIGINAL AMORTIZATION TERMS

------------------------------------------------------------------------------------------------------------------------------------
                                                                                       WTD. AVG.
                                           AGGREGATE       % OF INITIAL                REMAINING     WTD.   WTD. AVG.    WTD. AVG.
RANGE OF ORIGINAL           NUMBER OF       CUT-OFF       MORTGAGE POOL   WTD. AVG.     TERM TO      AVG.    CUT-OFF      MATURITY
AMORTIZATION                 MORTGAGE    DATE PRINCIPAL     BALANCE OF    MORTGAGE    MATURITY/ARD   DSCR    DATE LTV   DATE OR ARD
TERMS (MOS.)                  LOANS         BALANCE        LOAN GROUP 1   RATE (%)       (MOS.)       (x)   RATIO (%)  LTV RATIO (%)
------------------------------------------------------------------------------------------------------------------------------------

Interest Only                    1        130,000,000           12.2       4.867           82        2.21      49.3         49.3
180 - 299                        2         73,177,942            6.9       6.545           60        1.70      71.1         66.8
300 - 329                       14        151,934,774           14.3       6.356          119        1.54      68.3         53.3
330 - 360                       59        708,412,695           66.6       5.636          112        1.46      72.5         62.8
------------------------------------------------------------------------------------------------------------------------------------
Total/Weighted Average:         76     $1,063,525,411         100.0%      5.707%          106       1.58x     69.0%        60.0%
------------------------------------------------------------------------------------------------------------------------------------

Minimum: 180 mos.
Maximum: 360 mos.
Weighted Average: 343 mos.

ESCROWS

------------------------------------------------------------------------------------------------------------------------------------
                                                                              AGGREGAGE                           % OF INITIAL
                                      NUMBER OF                              CUT-OFF DATE                         MORTGAGE POOL
ESCROW TYPE                        MORTGAGE LOANS                        PRINCIPAL BALANCE ($)                       BALANCE
------------------------------------------------------------------------------------------------------------------------------------

TI/LC Reserves                           33                                   481,927,724                              64.1
Real Estate Tax                          60                                   832,588,277                              78.3
Insurance                                50                                   740,352,233                              69.6
Replacement Reserves                     61                                   833,545,694                              78.4

LOCKBOX TYPES

------------------------------------------------------------------------------------------------------------------------------------
                                                                              AGGREGAGE                           % OF INITIAL
                                      NUMBER OF                              CUT-OFF DATE                         MORTGAGE POOL
LOCKBOX TYPE                       MORTGAGE LOANS                        PRINCIPAL BALANCE ($)                       BALANCE
------------------------------------------------------------------------------------------------------------------------------------

Hard                                     16                                   433,003,814                              40.7
Springing                                16                                   173,160,571                              16.3
Soft-Springing Hard                       8                                   156,234,355                              14.7

                                    ANNEX A-2 (LOAN GROUP 2)

LOAN SELLERS

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                      WTD. AVG.
                                             AGGREGATE     % OF INITIAL               REMAINING   WTD.   WTD. AVG.    WTD. AVG.
                               NUMBER OF      CUT-OFF      MORTGAGE POOL   WTD. AVG.   TERM TO    AVG.    CUT-OFF      MATURITY
                               MORTGAGE   DATE PRINCIPAL    BALANCE OF     MORTGAGE   MATURITY/   DSCR    DATE LTV   DATE OR ARD
MORTGAGE LOAN SELLER             LOANS        BALANCE      LOAN GROUP 2    RATE (%)  ARD (MOS.)    (x)   RATIO (%)  LTV RATIO (%)
-----------------------------------------------------------------------------------------------------------------------------------

PNC Bank, National                12          108,469,315      59.3         5.498        98       1.33      77.0         68.2
Association
Merrill Lynch Mortgage             4           34,074,188      18.6         5.596       108       1.30      76.2         65.3
Lending, Inc.
CDC Mortgage Capital Inc.          1           24,510,747      13.4         5.860       116       1.42      78.1         66.2
Bank of America, N.A.              2           15,820,000       8.7         5.436        56       1.22      80.0         75.6
-----------------------------------------------------------------------------------------------------------------------------------
Total/Weighted Average:           19         $182,874,249     100.0%        5.560%       98      1.33x     77.2%        68.0%
-----------------------------------------------------------------------------------------------------------------------------------

PROPERTY TYPES

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                      WTD. AVG.
                               NUMBER OF     AGGREGATE     % OF INITIAL               REMAINING   WTD.   WTD. AVG.    WTD. AVG.
                               MORTGAGED      CUT-OFF      MORTGAGE POOL   WTD. AVG.   TERM TO    AVG.    CUT-OFF      MATURITY
                                 REAL     DATE PRINCIPAL    BALANCE OF     MORTGAGE   MATURITY/   DSCR    DATE LTV   DATE OR ARD
PROPERTY TYPE                 PROPERTIES      BALANCE      LOAN GROUP 2    RATE (%)  ARD (MOS.)    (x)   RATIO (%)  LTV RATIO (%)
-----------------------------------------------------------------------------------------------------------------------------------

Multifamily                       17          167,054,249      91.3         5.571       103       1.34      77.0         67.3
Manufactured Housing               2           15,820,000       8.7         5.436        56       1.22      80.0         75.6
-----------------------------------------------------------------------------------------------------------------------------------
Total/Weighted Average:           19         $182,874,249     100.0%        5.560%       98      1.33x     77.2%        68.0%
-----------------------------------------------------------------------------------------------------------------------------------

PROPERTY LOCATIONS

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                      WTD. AVG.
                               NUMBER OF     AGGREGATE     % OF INITIAL               REMAINING   WTD.   WTD. AVG.    WTD. AVG.
                               MORTGAGED      CUT-OFF      MORTGAGE POOL   WTD. AVG.   TERM TO    AVG.    CUT-OFF      MATURITY
                                 REAL     DATE PRINCIPAL    BALANCE OF     MORTGAGE   MATURITY/   DSCR    DATE LTV   DATE OR ARD
STATE                         PROPERTIES      BALANCE      LOAN GROUP 2    RATE (%)  ARD (MOS.)    (x)   RATIO (%)  LTV RATIO (%)
-----------------------------------------------------------------------------------------------------------------------------------

Florida                            7          103,382,607      56.5         5.554       101       1.36      77.1         67.3
Texas                              3           28,630,689      15.7         5.779       118       1.31      79.6         68.9
Illinois                           2           15,820,000       8.7         5.436        56       1.22      80.0         75.6
North Carolina                     1           14,280,000       7.8         4.920        60       1.28      72.1         67.7
Oklahoma                           2            8,683,339       4.7         5.794       118       1.35      76.9         64.9
Arizona                            2            5,240,201       2.9         5.910       118       1.25      81.6         69.1
Massachusetts                      1            3,540,467       1.9         5.970       117       1.30      69.4         59.0
Missouri                           1            3,296,946       1.8         5.570       119       1.52      74.8         62.6
-----------------------------------------------------------------------------------------------------------------------------------
Total/Weighted Average:           19         $182,874,249     100.0%        5.560%       98      1.33x     77.2%        68.0%
-----------------------------------------------------------------------------------------------------------------------------------

                                    ANNEX A-2 (LOAN GROUP 2)

CUT-OFF DATE PRINCIPAL BALANCES OF MORTGAGE LOANS

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                      WTD. AVG.
                                             AGGREGATE     % OF INITIAL               REMAINING   WTD.   WTD. AVG.    WTD. AVG.
                               NUMBER OF      CUT-OFF      MORTGAGE POOL   WTD. AVG.   TERM TO    AVG.    CUT-OFF      MATURITY
RANGE OF CUT-OFF DATE          MORTGAGE   DATE PRINCIPAL    BALANCE OF     MORTGAGE   MATURITY/   DSCR    DATE LTV   DATE OR ARD
BALANCES ($)                     LOANS        BALANCE      LOAN GROUP 2    RATE (%)  ARD (MOS.)    (x)   RATIO (%)  LTV RATIO (%)
-----------------------------------------------------------------------------------------------------------------------------------

 1,946,360 -  2,999,999            1            1,946,360       1.1         5.910       118       1.23      83.7         70.9
 3,000,000 -  3,999,999            4           13,524,751       7.4         5.815       118       1.37      75.3         63.6
 4,000,000 -  7,999,999            5           27,824,649      15.2         5.576        91       1.27      79.1         70.1
 8,000,000 - 12,999,999            3           27,356,109      15.0         6.031       130       1.34      75.3         62.5
13,000,000 - 19,999,999            3           43,910,000      24.0         5.289        78       1.35      77.1         71.2
20,000,000 - 24,510,747            3           68,312,380      37.4         5.477        98       1.33      77.6         68.1
-----------------------------------------------------------------------------------------------------------------------------------
Total/Weighted Average:           19         $182,874,249     100.0%        5.560%       98      1.33x     77.2%        68.0%
-----------------------------------------------------------------------------------------------------------------------------------

Minimum: $1,946,360
Maximum: $24,510,747
Average: $9,624,960

MORTGAGE RATES

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                      WTD. AVG.
                                             AGGREGATE     % OF INITIAL               REMAINING   WTD.   WTD. AVG.    WTD. AVG.
                               NUMBER OF      CUT-OFF      MORTGAGE POOL   WTD. AVG.   TERM TO    AVG.    CUT-OFF      MATURITY
RANGE OF MORTGAGE              MORTGAGE   DATE PRINCIPAL    BALANCE OF     MORTGAGE   MATURITY/   DSCR    DATE LTV   DATE OR ARD
RATES (%)                        LOANS        BALANCE      LOAN GROUP 2    RATE (%)  ARD (MOS.)    (x)   RATIO (%)  LTV RATIO (%)
-----------------------------------------------------------------------------------------------------------------------------------

4.920 - 5.249                      3           53,080,000      29.0         4.920        60       1.33      77.5         72.7
5.250 - 5.499                      4           29,057,100      15.9         5.404        79       1.26      79.7         72.0
5.500 - 5.599                      2            9,296,946       5.1         5.571        96       1.32      78.3         68.6
5.600 - 5.749                      2           25,820,831      14.1         5.673       119       1.31      75.6         63.5
5.750 - 5.999                      6           41,974,754      23.0         5.862       117       1.37      77.5         65.7
6.000 - 7.250                      2           23,644,618      12.9         6.522       156       1.36      74.5         61.4
-----------------------------------------------------------------------------------------------------------------------------------
Total/Weighted Average:           19         $182,874,249     100.0%        5.560%       98      1.33x     77.2%        68.0%
-----------------------------------------------------------------------------------------------------------------------------------

Minimum: 4.920%
Maximum: 7.250%
Weighted Average: 5.560%

                                    ANNEX A-2 (LOAN GROUP 2)

DEBT SERVICE COVERAGE RATIOS

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                      WTD. AVG.
                                             AGGREGATE     % OF INITIAL               REMAINING   WTD.   WTD. AVG.    WTD. AVG.
                               NUMBER OF      CUT-OFF      MORTGAGE POOL   WTD. AVG.   TERM TO    AVG.    CUT-OFF      MATURITY
                               MORTGAGE   DATE PRINCIPAL    BALANCE OF     MORTGAGE   MATURITY/   DSCR    DATE LTV   DATE OR ARD
RANGE OF DSCRS (x)               LOANS        BALANCE      LOAN GROUP 2    RATE (%)  ARD (MOS.)    (x)   RATIO (%)  LTV RATIO (%)
-----------------------------------------------------------------------------------------------------------------------------------

1.21 - 1.24                        4           23,766,360      13.0         5.509        68       1.22      80.4         74.3
1.25 - 1.29                        5           59,939,450      32.8         5.278        79       1.27      77.9         71.6
1.30 - 1.34                        4           37,853,433      20.7         5.640       119       1.31      75.5         63.4
1.35 - 1.44                        3           33,443,443      18.3         5.831       117       1.41      78.2         66.2
1.45 - 1.52                        3           27,871,564      15.2         5.774       118       1.48      74.4         63.4
-----------------------------------------------------------------------------------------------------------------------------------
Total/Weighted Average:           19         $182,874,249     100.0%        5.560%       98      1.33x     77.2%        68.0%
-----------------------------------------------------------------------------------------------------------------------------------

Minimum: 1.21x
Maximum: 1.52x
Weighted Average: 1.33x

CUT-OFF DATE LOAN-TO-VALUE RATIOS

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                      WTD. AVG.
                                             AGGREGATE     % OF INITIAL               REMAINING   WTD.   WTD. AVG.    WTD. AVG.
                               NUMBER OF      CUT-OFF      MORTGAGE POOL   WTD. AVG.   TERM TO    AVG.    CUT-OFF      MATURITY
RANGE OF CUT-OFF DATE          MORTGAGE   DATE PRINCIPAL    BALANCE OF     MORTGAGE   MATURITY/   DSCR    DATE LTV   DATE OR ARD
LTV RATIOS (%)                   LOANS        BALANCE      LOAN GROUP 2    RATE (%)  ARD (MOS.)    (x)   RATIO (%)  LTV RATIO (%)
-----------------------------------------------------------------------------------------------------------------------------------

66.5 - 69.9                        2           12,835,085       7.0         6.897       188       1.43      67.3         49.5
70.0 - 74.9                        3           37,858,579      20.7         5.373        97       1.31      73.7         64.5
75.0 - 79.9                        9          105,120,385      57.5         5.464        94       1.35      78.9         70.1
80.0 - 83.7                        5           27,060,201      14.8         5.558        74       1.23      80.3         73.5
-----------------------------------------------------------------------------------------------------------------------------------
Total/Weighted Average:           19         $182,874,249     100.0%        5.560%       98      1.33x     77.2%        68.0%
-----------------------------------------------------------------------------------------------------------------------------------

Minimum: 66.5%
Maximum: 83.7%
Weighted Average: 77.2%

MATURITY DATE OR ANTICIPATED REPAYMENT DATE LOAN-TO-VALUE RATIOS

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                      WTD. AVG.
                                             AGGREGATE     % OF INITIAL               REMAINING   WTD.   WTD. AVG.    WTD. AVG.
                               NUMBER OF      CUT-OFF      MORTGAGE POOL   WTD. AVG.   TERM TO    AVG.    CUT-OFF      MATURITY
RANGE OF MATURITY DATE         MORTGAGE   DATE PRINCIPAL    BALANCE OF     MORTGAGE   MATURITY/   DSCR    DATE LTV   DATE OR ARD
OR ARD LTV RATIOS (%)            LOANS        BALANCE      LOAN GROUP 2    RATE (%)  ARD (MOS.)    (x)   RATIO (%)  LTV RATIO (%)
-----------------------------------------------------------------------------------------------------------------------------------

45.9 - 59.9                        2           12,835,085       7.0         6.897       188       1.43      67.3         49.5
60.0 - 69.9                        9           88,627,195      48.5         5.590       108       1.35      76.4         65.5
70.0 - 75.6                        8           81,411,969      44.5         5.315        74       1.29      79.8         73.7
-----------------------------------------------------------------------------------------------------------------------------------
Total/Weighted Average:           19         $182,874,249     100.0%        5.560%       98       1.33x    77.2%        68.0%
-----------------------------------------------------------------------------------------------------------------------------------

Minimum: 45.9%
Maximum: 75.6%
Weighted Average: 68.0%

                                    ANNEX A-2 (LOAN GROUP 2)

REMAINING TERMS TO MATURITY OR ANTICIPATED REPAYMENT DATE

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                      WTD. AVG.
                                             AGGREGATE     % OF INITIAL               REMAINING   WTD.   WTD. AVG.    WTD. AVG.
                               NUMBER OF      CUT-OFF      MORTGAGE POOL   WTD. AVG.   TERM TO    AVG.    CUT-OFF      MATURITY
RANGE OF REMAINING             MORTGAGE   DATE PRINCIPAL    BALANCE OF     MORTGAGE   MATURITY/   DSCR    DATE LTV   DATE OR ARD
TERMS TO MATURITY (MOS.)         LOANS        BALANCE      LOAN GROUP 2    RATE (%)  ARD (MOS.)    (x)   RATIO (%)  LTV RATIO (%)
-----------------------------------------------------------------------------------------------------------------------------------

 56 -  84                          7           79,395,609      43.4         5.097        62       1.30      78.3         73.1
 85 - 119                         11           94,184,022      51.5         5.783       118       1.34      77.4         65.9
120 - 215                          1            9,294,618       5.1         7.250       215       1.48      66.5         45.9
-----------------------------------------------------------------------------------------------------------------------------------
Total/Weighted Average:           19         $182,874,249     100.0%        5.560%       98      1.33x     77.2%        68.0%
-----------------------------------------------------------------------------------------------------------------------------------

Minimum: 56 mos.
Maximum: 215 mos.
Weighted Average: 98 mos.

ORIGINAL AMORTIZATION TERMS

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                      WTD. AVG.
                                             AGGREGATE     % OF INITIAL               REMAINING   WTD.   WTD. AVG.    WTD. AVG.
                               NUMBER OF      CUT-OFF      MORTGAGE POOL   WTD. AVG.   TERM TO    AVG.    CUT-OFF      MATURITY
RANGE OF ORIGINAL              MORTGAGE   DATE PRINCIPAL    BALANCE OF     MORTGAGE   MATURITY/   DSCR    DATE LTV   DATE OR ARD
AMORTIZATION TERMS (MOS.)        LOANS        BALANCE      LOAN GROUP 2    RATE (%)  ARD (MOS.)    (x)   RATIO (%)  LTV RATIO (%)
-----------------------------------------------------------------------------------------------------------------------------------

360 - 360                         19          182,874,249      100.0        5.560        98       1.33      77.2         68.0
-----------------------------------------------------------------------------------------------------------------------------------
Total/Weighted Average:           19         $182,874,249     100.0%        5.560%       98      1.33x     77.2%        68.0%
-----------------------------------------------------------------------------------------------------------------------------------

Minimum: 360 mos.
Maximum: 360 mos.
Weighted Average: 360 mos.

ESCROWS

-----------------------------------------------------------------------------------------------------------------------------------
                                                                            AGGREGAGE                          % OF INITIAL
                                       NUMBER OF                           CUT-OFF DATE                        MORTGAGE POOL
ESCROW TYPE                         MORTGAGE LOANS                    PRINCIPAL BALANCE ($)                       BALANCE
-----------------------------------------------------------------------------------------------------------------------------------

Real Estate Tax                            19                             182,874,249                              100.0
Insurance                                  17                             167,054,249                               91.3
Replacement Reserves                       18                             179,577,303                               98.2

LOCKBOX TYPES

-----------------------------------------------------------------------------------------------------------------------------------
                                                                            AGGREGAGE                          % OF INITIAL
                                       NUMBER OF                           CUT-OFF DATE                        MORTGAGE POOL
LOCKBOX TYPE                        MORTGAGE LOANS                    PRINCIPAL BALANCE ($)                       BALANCE
-----------------------------------------------------------------------------------------------------------------------------------

Springing                                   1                              24,510,747                               13.4
Hard                                        2                              15,820,000                                8.7

                      [THIS PAGE INTENTIONALLY LEFT BLANK.]

                      [THIS PAGE INTENTIONALLY LEFT BLANK.]

ANNEX B
CERTAIN CHARACTERISTICS OF MULTIFAMILY & MANUFACTURED HOUSING LOANS

LOAN #   ORIGINATOR   PROPERTY NAME                                       STREET ADDRESS
------   ----------   -------------                                       --------------

  10        BofA      Sun Communities Portfolio 3                         Various
 10.01      BofA      Sun Communities Portfolio 3 - Meadowbrook Estates   1250 Strandwyck
 10.02      BofA      Sun Communities Portfolio 3 - OrangeTree Village    880 Navel Orange Drive
 10.03      BofA      Sun Communities Portfolio 3 - St. Clair Place       2700 Cox Road
  11        BofA      Sun Communities Portfolio 6                         Various
 11.01      BofA      Sun Communities Portfolio 6 - Island Lakes          4499 Wood Stork Drive
 11.02      BofA      Sun Communities Portfolio 6 - Kings Lake            369 Kingslake Drive
 11.03      BofA      Sun Communities Portfolio 6 - Town and Country      849 Manor Lane
 11.04      BofA      Sun Communities Portfolio 6 - Country Acres         300 Kristy Jo Street
  12       CDCMC      Villa Del Lago Apartments                           2700 West Pensacola Street
  13        PNC       Polo on Park Apartments                             2626 East Park Avenue
  17        MLML      The Lakes @ College Pointe II & III                 9000 Colby Drive
  23        PNC       Jackson Square at the Hermitage                     1767 Hermitage Boulevard
  25        PNC       Mirada Apartment Homes                              13515 West Avenue
  26        PNC       Park Side Apartments                                605 Candler Lane
  28        BofA      Sun Communities - Woods Edge                        1670 East 650 North
  30        BofA      Sun Communities Portfolio 7                         Various
 30.01      BofA      Sun Communities Portfolio 7 - Woodlake Estates      12204 Indianapolis Road
 30.02      BofA      Sun Communities Portfolio 7 - Ariana Village        1625 Ariana Street
 30.03      BofA      Sun Communities Portfolio 7 - Byron Center          2680 84th Street Southwest
  34        BofA      Sun Communities - Continental North                 4250 North State Road
  43        BofA      Zeman Portfolio - Farmington Estates                3308 Kehm Boulevard
  44        PNC       Villas del Lago                                     21100 NW 14th Place
  45        MLML      St. Peter's College                                 51 Glenwood Avenue, 104 Glenwood Avenue, 121 Glenwood
                                                                            Avenue, 140 Glenwood Avenue, 146-152 Glenwood Avenue,
                                                                            850 West Side Avenue, 2633 JFK Boulevard
  47        PNC       Mountain Ridge Apartments                           2626 Duncanville Road
  54        BofA      Sun Communities - Continental Estates               41 Revere Drive
  55        BofA      Zeman Portfolio - Midway                            3308 Kehm Boulevard
  56        BofA      Zeman Portfolio - Shoreline Terrace                 38569 - 38619 North Sheridan Road
  58        MLML      Coconut Palms II                                    5501 Conroy Road
  61        PNC       The Carlyle Crossing Apartments                     6300 Vega Drive
  64        PNC       Sundance Apartments                                 131 East 31st Place
  70        BofA      Sun Communities - Davison East                      11100 Davison Road
  71        MLML      Sun Pointe Apartments                               1250 Woodcrest Drive
  79        PNC       Saint Joseph's Court Apartments                     85 Eagle Street
  82        PNC       Ashwood Apartments                                  2929 South 129th East Place
  85        MLML      Park Place North Apartments                         1306 North Frisco Avenue
  86        PNC       Gold Rush Apartments II                             2030 Prospector Court
  88        BofA      Zeman Portfolio - Redwood MHC and Self Storage      15242 East 1830 North Road
  91        PNC       Gold Rush Apartments I                              2030 Prospector Court
  93        BofA      Sun Communities - Forest Meadows                    1284 North 19th Street
  95        BofA      Sun Communities - Village Trails                    518 Hickory Lane

                                                                                       NUMBER OF     PROPERTY
LOAN #     CITY                       STATE        ZIP CODE    COUNTY                  PROPERTIES    TYPE
------     ----                       -----        --------    ------                  ----------    ----

  10       Various                   Various       Various     Various                     3         Manufactured Housing
 10.01     Monroe                      MI           48161      Monroe                      1         Manufactured Housing
 10.02     Orange City                 FL           32763      Volusia                     1         Manufactured Housing
 10.03     Saint Clair                 MI           48079      Saint Clair                 1         Manufactured Housing
  11       Various                   Various       Various     Various                     4         Manufactured Housing
 11.01     Merritt Island              FL           32953      Brevard                     1         Manufactured Housing
 11.02     DeBary                      FL           32713      Volusia                     1         Manufactured Housing
 11.03     Traverse City               MI           49686      Grand Traverse              1         Manufactured Housing
 11.04     Cadillac                    MI           49601      Wexford                     1         Manufactured Housing
  12       Tallahassee                 FL           32304      Leon                        1         Multifamily
  13       Tallahassee                 FL           32301      Leon                        1         Multifamily
  17       Fort Myers                  FL           33919      Lee                         1         Multifamily
  23       Tallahassee                 FL           32308      Leon                        1         Multifamily
  25       San Antonio                 TX           78216      Bexar                       1         Multifamily
  26       Charlotte                   NC           28217      Mecklenburg                 1         Multifamily
  28       West Lafayette              IN           47906      Tippecanoe                  1         Manufactured Housing
  30       Various                   Various       Various     Various                     3         Manufactured Housing
 30.01     Yoder                       IN           46798      Allen                       1         Manufactured Housing
 30.02     Lakeland                    FL           33803      Polk                        1         Manufactured Housing
 30.03     Byron Center                MI           49315      Kent                        1         Manufactured Housing
  34       Davison                     MI           48423      Genesee                     1         Manufactured Housing
  43       Park City                   IL           60085      Lake                        1         Manufactured Housing
  44       Miami                       FL           33147      Miami-Dade                  1         Multifamily
  45       Jersey City                 NJ           07306      Hudson                      1         Multifamily
  47       Dallas                      TX           75211      Dallas                      1         Multifamily
  54       Davison                     MI           48423      Genesee                     1         Manufactured Housing
  55       Park City                   IL           60085      Lake                        1         Manufactured Housing
  56       Beach Park                  IL           60099      Lake                        1         Manufactured Housing
  58       Orlando                     FL           32811      Orange                      1         Multifamily
  61       Fort Worth                  TX           76133      Tarrant                     1         Multifamily
  64       Tulsa                       OK           74105      Tulsa                       1         Multifamily
  70       Davison                     MI           48423      Genesee                     1         Manufactured Housing
  71       Daytona Beach               FL           32114      Volusia                     1         Multifamily
  79       North Adams                 MA           01247      Berkshire                   1         Multifamily
  82       Tulsa                       OK           74134      Tulsa                       1         Multifamily
  85       Springfield                 MO           65802      Greene                      1         Multifamily
  86       Bullhead City               AZ           86442      Mohave                      1         Multifamily
  88       Pontiac                     IL           61764      Livingston                  1         Manufactured Housing
  91       Bullhead City               AZ           86442      Mohave                      1         Multifamily
  93       Philomath                   OR           97370      Benton                      1         Manufactured Housing
  95       Howard City                 MI           49329      Montcalm                    1         Manufactured Housing

           PROPERTY                                CUT-OFF DATE        GROUP                              NO. OF
LOAN #     SUBTYPE                                  BALANCE ($)        1 OR 2    TOTAL UNITS/PADS   STUDIOS/PADS/OTHER
------     -------                                  -----------        ------    ----------------   ------------------

  10       Manufactured Housing                    26,922,749.00         1               799                 799
 10.01     Manufactured Housing                    17,760,000.00         1               453                 453
 10.02     Manufactured Housing                    6,122,749.00          1               246                 246
 10.03     Manufactured Housing                    3,040,000.00          1               100                 100
  11       Manufactured Housing                    25,366,570.00         1               920                 920
 11.01     Manufactured Housing                    9,006,570.00          1               301                 301
 11.02     Manufactured Housing                    6,240,000.00          1               245                 245
 11.03     Manufactured Housing                    5,480,000.00          1               192                 192
 11.04     Manufactured Housing                    4,640,000.00          1               182                 182
  12       Student Housing                         24,510,747.12         2               261
  13       Garden                                  23,520,000.00         2               440
  17       Garden                                  20,281,632.72         2               276
  23       Garden                                  15,280,000.00         2               242
  25       Garden                                  14,350,000.00         2               252
  26       Garden                                  14,280,000.00         2               300
  28       Manufactured Housing                    13,764,053.00         1               598                 598
  30       Manufactured Housing                    13,357,743.00         1               689                 689
 30.01     Manufactured Housing                    5,018,465.00          1               338                 338
 30.02     Manufactured Housing                    4,339,278.00          1               208                 208
 30.03     Manufactured Housing                    4,000,000.00          1               143                 143
  34       Manufactured Housing                    12,458,235.00         1               474                 474
  43       Manufactured Housing                    9,320,000.00          2               225                 225
  44       Section 42                              9,294,618.03          2               288
  45       Student                                 8,978,017.03          1               152                 152
  47       Garden                                  8,741,491.25          2               236
  54       Manufactured Housing                    7,680,000.00          1               385                 385
  55       Manufactured Housing                    6,500,000.00          2               194                 194
  56       Manufactured Housing/Multifamily        6,460,000.00          1               145                 145
  58       Garden                                  6,000,000.00          2                96
  61       Garden                                  5,539,197.93          2               138
  64       Garden                                  5,289,841.70          2               232
  70       Manufactured Housing                    4,626,928.00          1               190                 190
  71       Garden                                  4,495,609.07          2               119
  79       Mid-rise                                3,540,467.22          2                78
  82       Garden                                  3,393,497.68          2               144
  85       Garden                                  3,296,945.85          2               125
  86       Garden                                  3,293,840.48          2                96
  88       Mixed:MHC/Self-Storage                  2,760,000.00          1               135                 135
  91       Garden                                  1,946,360.29          2                52
  93       Manufactured Housing                    1,699,156.00          1                76                  76
  95       Manufactured Housing                    1,680,000.00          1               100                 100

                  STUDIO/PAD            NO. OF            AVERAGE            NO. OF           AVERAGE             NO. OF
LOAN #          OTHER RENT ($)        1-BR UNITS       1-BR RENT ($)       2-BR UNITS      2-BR RENT ($)        3-BR UNITS
------          --------------        ----------       -------------       ----------      -------------        ----------

  10                     338
 10.01                   391
 10.02                   262
 10.03                   327
  11                     298
 11.01                   285
 11.02                   290
 11.03                   311
 11.04                   316
  12                                                                             171                699               2
  13                                        188                 739              196                867              56
  17                                         30                 825              210                963              36
  23                                        108                 795              110                947              24
  25                                        120                 711              120                894              12
  26                                         86                 768              178                883              36
  28                     316
  30                     285
 30.01                   268
 30.02                   269
 30.03                   347
  34                     361
  43                     491
  44                                         48                 465              144                569              96
  45                     642
  47                                        152                 525               84                692
  54                     359
  55                     443
  56                     495                                                      19                721
  58                                                                              96                731
  61                                         68                 476               70                641
  64                                        200                 416               32                608
  70                     345
  71                                        118                 773                1                849
  79                                         62                 892               16               1073
  82                                        120                 466               24                620
  85                                                                             125                425
  86                                                                              66                525              30
  88                     265
  91                                                                              36                527              16
  93                     330
  95                     297

                    AVERAGE                   NO. OF            AVERAGE                   UTILITIES          ELEVATOR
LOAN #           3-BR RENT ($)              4-BR UNITS       4-BR RENT ($)               TENANT PAYS          PRESENT
------           -------------              ----------       -------------               -----------          -------

  10                                                                                   Various
 10.01                                                                                 E,G,S,W
 10.02                                                                                 S,W
 10.03                                                                                 E,G,S,W
  11                                                                                   Various
 11.01                                                                                 S,W
 11.02                                                                                 S,W
 11.03                                                                                 E,G,S,W
 11.04                                                                                 E,G
  12                      780                      88                1600              W,S,E                No
  13                     1041                                                          G                    No
  17                     1188                                                          E,W,S                No
  23                     1098                                                          E,W,S                No
  25                     1208                                                          E,W                  No
  26                     1048                                                          E,W,S                No
  28                                                                                   E,G,S,W
  30                                                                                   Various
 30.01                                                                                 E,G,S,W
 30.02                                                                                 E,S,W
 30.03                                                                                 E,G,S,W
  34                                                                                   S,W
  43                                                                                   E,G
  44                      640                                                          E                    No
  45
  47                                                                                   E                    No
  54                                                                                   E,G,S,W
  55                                                                                   E,G
  56                                                                                   E,G
  58                                                                                   E,W,S                No
  61                                                                                   E,W                  No
  64                                                                                   E                    No
  70                                                                                   S,W
  71                                                                                   None                 No
  79                                                                                   None                 Yes
  82                                                                                   E                    No
  85                                                                                   E                    No
  86                      590                                                          E                    No
  88                                                                                   E
  91                      596                                                          E                    No
  93                                                                                   S,W
  95                                                                                   E,G,S,W

                                                                         ANNEX C

[MERRILL LYNCH LOGO]                                      [BANK OF AMERICA LOGO]

[PNC BANK LOGO]                                 [CDC MORTGAGE CAPITAL INC. LOGO]

                      STRUCTURAL AND COLLATERAL TERM SHEET

                         $1,149,803,000 (APPROXIMATE)

        COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2004-BPC1
CLASS A-1, CLASS A-2, CLASS A-3, CLASS A-4, CLASS A-5, CLASS A-1A, CLASS B,
                              CLASS C AND CLASS D

                     MERRILL LYNCH MORTGAGE TRUST 2004-BPC1
                                    Issuer
                    MERRILL LYNCH MORTGAGE INVESTORS, INC.

                                   Depositor

                     MERRILL LYNCH MORTGAGE LENDING, INC.
                             BANK OF AMERICA, N.A.
                         PNC BANK, NATIONAL ASSOCIATION
                           CDC MORTGAGE CAPITAL INC.

                             Mortgage Loan Sellers

                          MIDLAND LOAN SERVICES, INC.

                                Master Servicer

                           J.E. ROBERT COMPANY, INC.

                               Special Servicer

                       LASALLE BANK NATIONAL ASSOCIATION

                                    Trustee

                              ABN AMRO BANK N.V.

                                 Fiscal Agent

                               OCTOBER 19, 2004

This material is for your private information and none of Merrill Lynch, Pierce,
Fenner & Smith Incorporated, Banc of America Securities LLC, PNC Capital
Markets, Inc., CDC Securities or J.P.Morgan Securities Inc. (collectively, the
"Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where this material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. INFORMATION IN THIS
MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERSEDES
ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ANY INFORMATION IN THIS MATERIAL,
WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR
OTHERWISE, WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION CONTAINED IN
ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD
TO YOU. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

MERRILL LYNCH & CO.                               BANC OF AMERICA SECURITIES LLC

PNC CAPITAL MARKETS, INC.    CDC SECURITIES                             JPMORGAN

MERRILL LYNCH MORTGAGE TRUST 2004-BPC1

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2004-BPC1
--------------------------------------------------------------------------------

STRUCTURAL OVERVIEW
--------------------------------------------------------------------------------
OFFERED CERTIFICATES

                                                                 APPROX.
        EXPECTED                                APPROX.       PERCENTAGE
         RATINGS            INITIAL          TOTAL INITIAL    OF INITIAL       WEIGHTED      PRINCIPAL     ASSUMED FINAL
      -------------       CERTIFICATE            CREDIT        MORTGAGE        AVERAGE         WINDOW       DISTRIBUTION
CLASS  FITCH   S&P   PRINCIPAL BALANCE (1)      SUPPORT      POOL BALANCE  LIFE (YEARS)(2) (MON./YR.)(2)      DATE(2)     RATE TYPE
-----------------------------------------------------------------------------------------------------------------------------------

 A-1    AAA    AAA       $ 55,381,000           12.375%         4.443%          2.584       12/04-06/09      June 2009       (3)
-----------------------------------------------------------------------------------------------------------------------------------
 A-2    AAA    AAA       $138,500,000           12.375%        11.112%          4.809       06/09-10/10     October 2010     (3)
-----------------------------------------------------------------------------------------------------------------------------------
 A-3    AAA    AAA       $171,324,000           12.375%        13.746%          6.823       10/10-12/11    December 2011     (3)
-----------------------------------------------------------------------------------------------------------------------------------
 A-4    AAA    AAA       $ 40,800,000           12.375%         3.273%          8.393       12/11-07/14      July 2014       (3)
-----------------------------------------------------------------------------------------------------------------------------------
 A-5    AAA    AAA       $503,278,000           12.375%        40.379%          9.784       07/14-10/14     October 2014     (3)
-----------------------------------------------------------------------------------------------------------------------------------
A-1A    AAA    AAA       $182,874,000           12.375%        14.672%          7.387       12/04-10/14     October 2014     (3)
-----------------------------------------------------------------------------------------------------------------------------------
  B      AA     AA       $ 26,486,000           10.250%         2.125%          9.922       10/14-10/14     October 2014     (3)
-----------------------------------------------------------------------------------------------------------------------------------
  C     AA-    AA-       $ 12,464,000            9.250%         1.000%          9.973       10/14-11/14    November 2014     (3)
-----------------------------------------------------------------------------------------------------------------------------------
  D      A      A        $ 18,696,000            7.750%         1.500%         10.006       11/14-11/14    November 2014     (3)
-----------------------------------------------------------------------------------------------------------------------------------

NON-OFFERED CERTIFICATES

                                                                     APPROX.
                                  INITIAL           APPROX.      PERCENTAGE
        EXPECTED RATINGS        CERTIFICATE      TOTAL INITIAL   OF INITIAL      WEIGHTED       PRINCIPAL   ASSUMED FINAL
       ------------------- PRINCIPAL BALANCE OR      CREDIT       MORTGAGE     AVERAGE LIFE       WINDOW    DISTRIBUTION
CLASS    FITCH      S&P     NOTIONAL AMOUNT(1)      SUPPORT     POOL BALANCE    (YEARS)(2)    (MON./YR.)(2)    DATE(2)    RATE TYPE
-----------------------------------------------------------------------------------------------------------------------------------

   XC     (4)       (4)    $  1,246,399,659(5)       N/A           N/A             (4)            (4)           (4)       Variable
-----------------------------------------------------------------------------------------------------------------------------------
   XP     (4)       (4)    $  1,214,080,000(5)       N/A           N/A             (4)            (4)           (4)       Variable
-----------------------------------------------------------------------------------------------------------------------------------
   E      (4)       (4)    $      9,348,000          7.000%        0.750%          (4)            (4)           (4)         (3)
-----------------------------------------------------------------------------------------------------------------------------------
   F      (4)       (4)    $     15,580,000          5.750%        1.250%          (4)            (4)           (4)         (3)
-----------------------------------------------------------------------------------------------------------------------------------
   G      (4)       (4)    $     10,906,000          4.875%        0.875%          (4)            (4)           (4)         (3)
-----------------------------------------------------------------------------------------------------------------------------------
   H      (4)       (4)    $     15,580,000          3.625%        1.250%          (4)            (4)           (4)         (3)
-----------------------------------------------------------------------------------------------------------------------------------
   J      (4)       (4)    $      6,232,000          3.125%        0.500%          (4)            (4)           (4)         (3)
-----------------------------------------------------------------------------------------------------------------------------------
   K      (4)       (4)    $      4,674,000          2.750%        0.375%          (4)            (4)           (4)         (3)
-----------------------------------------------------------------------------------------------------------------------------------
   L      (4)       (4)    $      6,232,000          2.250%        0.500%          (4)            (4)           (4)         (3)
-----------------------------------------------------------------------------------------------------------------------------------
   M      (4)       (4)    $      4,674,000          1.875%        0.375%          (4)            (4)           (4)         (3)
-----------------------------------------------------------------------------------------------------------------------------------
   N      (4)       (4)    $      3,116,000          1.625%        0.250%          (4)            (4)           (4)         (3)
-----------------------------------------------------------------------------------------------------------------------------------
   P      (4)       (4)    $      3,116,000          1.375%        0.250%          (4)            (4)           (4)         (3)
-----------------------------------------------------------------------------------------------------------------------------------
   Q      (4)       (4)    $     17,138,659          N/A           1.375%          (4)            (4)           (4)         (3)
-----------------------------------------------------------------------------------------------------------------------------------

   (1)   In the case of each such class, subject to a permitted variance of plus or minus 5.0%.
   (2)   As of the cut-off date. The weighted average life, principal window and assumed final distribution date were calculated assuming no prepayments will be made on the mortgage loans prior to their related maturity dates and the other Modeling Assumptions described in the prospectus supplement.
   (3)   The pass-through rates on the class A-1, class A-2, class A-3, class
         A-4, class A-5, class A-1A, class B, class C, class D, class E, class
         F, class G, class H, class J, class K, class L, class M, class N, class P and class Q certificates will equal any one of (i) a fixed rate, (ii) the weighted average of certain net mortgage rates on the mortgage loans (in each case adjusted, if necessary, to accrue on the basis of a 360-day year consisting of twelve 30-day months), (iii) a rate equal to the lesser of a specified pass-through rate and the weighted average of certain net mortgage rates on the mortgage loans
         (in each case adjusted, if necessary, to accrue on the basis of a
         360-day year consisting of twelve 30-day months) and (iv) the weighted average of certain net mortgage rates on the mortgage loans (in each case adjusted, if necessary, to accrue on the basis of a 360-day year consisting of twelve 30-day months) less a specified percentage.
   (4)   Not offered pursuant to the prospectus and prospectus supplement. Any information provided herein regarding the characteristics of these certificates is provided only to enhance your understanding of the offered certificates.
   (5)   The class XC and class XP certificates will not have certificate principal balances and their holders will not receive distributions of principal, but such holders will be entitled to receive payments of the aggregate interest accrued on the notional amount of each of the components of the class XC and class XP certificates, as described in the prospectus supplement. The interest rate applicable to each component of the class XC and class XP certificates for each distribution date will equal the rate specified in the prospectus supplement.

This material is for your private information and none of Merrill Lynch, Pierce,
Fenner & Smith Incorporated, Banc of America Securities LLC, PNC Capital
Markets, Inc., CDC Securities or J.P. Morgan Securities Inc. (collectively, the
"Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where this material does not pertain to securities that are utlimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

                                        1

MERRILL LYNCH MORTGAGE TRUST 2004-BPC1

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2004-BPC1
--------------------------------------------------------------------------------

STRUCTURAL REPRESENTATION(1)
--------------------------------------------------------------------------------

                               [BARCHART OMITTED]

Note: Classes not drawn to scale.
---------------------

1  The structural representation is depicted as of the cut-off date.

2  Not offered pursuant to the prospectus and prospectus supplement. Any information provided herein regarding the characteristics of these certificates is provided only to enhance your understanding of the offered certificates.

3  The total notional amount of the class XC Certificates will equal the total principal balance of the class A-1, A-2, A-3, A-4, A-5, A-1A, B, C, D, E, F,
   G, H, J, K, L, M, N, P and Q certificates.

4  The total notional amount of the class XP certificates will initially equal the principal balance of a portion of each of the class A-1 and A-1A certificates and the total principal balance of the class A-2, A-3, A-4, A-5,
   B, C, D, E, F, G, H, J, K and L certificates. The pass-through rate for the class XP certificates will equal the weighted average of the class XP strip rates as further described in the prospectus supplement. The class XP strip rates relate to and accrue on the following components:

   a) from the initial distribution date through and including the distribution date in May 2005, components corresponding to a portion of each of the class A-1 and A-1A certificates and the certificate balances of the class
      A-2 through L certificates;

   b) during the period following the distribution date in May 2005 through and including the distribution date in November 2005, components corresponding to a portion of each of the class A-1 and A-1A certificates and the certificate balances of the class A-2 through L certificates;

   c) during the period following the distribution date in November 2005 through and including the distribution date in May 2006, components corresponding to a portion of each of the class A-1 and A-1A certificates and the certificate balances of the class A-2 through L certificates;

   d) during the period following the distribution date in May 2006 through and including the distribution date in November 2006, components corresponding to a portion of each of the class A-2 and A-1A certificates and the certificate balances of the class A-3 through L certificates;

   e) during the period following the distribution date in November 2006 through and including the distribution date in May 2007, components corresponding to a portion of each of the class A-2, A-1A and L certificates and the certificate balances of the class A-3 through K certificates;

   f) during the period following the distribution date in May 2007 through and including the distribution date in November 2007, components corresponding to a portion of each of the class A-2, A-1A and J certificates and the certificate balances of the class A-3 through H certificates;

   g) during the period following the distribution date in November 2007 through and including the distribution date in May 2008, components corresponding to a portion of each of the class A-2, A-1A and H certificates and the certificate balances of the class A-3 through G certificates;

   h) during the period following the distribution date in May 2008 through and including the distribution date in November 2008, components corresponding to a portion of each of the class A-2, A-1A and G certificates and the certificate balances of the class A-3 through F certificates;

   i) during the period following the distribution date in November 2008 through and including the distribution date in May 2009, components corresponding to a portion of each of the class A-2, A-1A and G certificates and the certificate balances of the class A-3 through F certificates;

   j) during the period following the distribution date in May 2009 through and including the distribution date in November 2009, components corresponding to a portion of each of the class A-3, A-1A and F certificates and the certificate balances of the class A-4 through E certificates;

   k) during the period following the distribution date in November 2009 through and including the distribution date in May 2010, components corresponding to a portion of each of the class A-3, A-1A and F certificates and the certificate balances of the class A-4 through E certificates;

   l) during the period following the distribution date in May 2010 through and including the distribution date in November 2010, components corresponding to a portion of each of the class A-3, A-1A and E certificates and the certificate balances of the class A-4 through D certificates;

   m) during the period following the distribution date in November 2010 through and including the distribution date in May 2011, components corresponding to a portion of each of the class A-3, A-1A and D certificates and the certificate balances of the class A-4 through C certificates;

   n) during the period following the distribution date in May 2011 through and including the distribution date in November 2011, components corresponding to a portion of each of the class A-5, A-1A and D certificates and the certificate balances of the class B and C certificates;

   o) during the period following the distribution date in November 2011 through and including the distribution date in May 2012, components corresponding to a portion of each of the class A-5, A-1A and D certificates and the certificate balances of the class B and C certificates;

   After the distribution date in May 2012, the class XP strip rates will all be
   0% per annum. The pass-through rate of the class XC certificates will equal the weighted average of the class XC strip rates as further described in the prospectus supplement.

This material is for your private information and none of Merrill Lynch, Pierce,
Fenner & Smith Incorporated, Banc of America Securities LLC, PNC Capital
Markets, Inc., CDC Securities or J.P. Morgan Securities Inc. (collectively, the
"Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where this material does not pertain to securities that are utlimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

                                        2

MERRILL LYNCH MORTGAGE TRUST 2004-BPC1

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2004-BPC1
--------------------------------------------------------------------------------

TRANSACTION TERMS
--------------------------------------------------------------------------------
NOTE:  CAPITALIZED TERMS USED BUT NOT OTHERWISE DEFINED HEREIN HAVE THE
       MEANINGS ASCRIBED TO THEM IN THE PROSPECTUS SUPPLEMENT.

ISSUE TYPE              Sequential pay REMIC. Class A-1, A-2, A-3, A-4, A-5,
                        A-1A, B, C and D certificates are offered publicly. All
                        other certificates will be privately placed to qualified
                        institutional buyers or to institutional accredited
                        investors.

CUT-OFF DATE            References in this term sheet to the "cut-off date"
                        mean, with respect to each mortgage loan, except as
                        provided below, the related due date of that mortgage
                        loan in November 2004 or, with respect to those mortgage
                        loans that were originated in October 2004, if any, and
                        have their first payment date in December 2004, November
                        1, 2004. Any payments or collections that represent
                        amounts due on or before that date will not belong to
                        the trust fund.

MORTGAGE POOL           The mortgage pool consists of 95 mortgage loans with an
                        aggregate initial mortgage pool balance of
                        $1,246,399,660, subject to a variance of plus or minus
                        5.0%. The mortgage loans are secured by mortgaged real
                        properties located throughout 29 states.

LOAN GROUPS             For purposes of making distributions to the class A-1,
                        A-2, A-3, A-4, A-5 and A-1A certificates, the pool of
                        mortgage loans will be deemed to consist of two distinct
                        groups, loan group 1 and loan group 2. Loan group 1 will
                        consist of 76 mortgage loans, representing approximately
                        85.3% of the initial mortgage pool balance and loan
                        group 2 will consist of 19 mortgage loans, representing
                        approximately 14.7% of the initial mortgage pool
                        balance. Loan group 2 will include approximately 94.9%
                        of all the mortgage loans secured by multifamily
                        properties and approximately 11.9% of all the mortgage
                        loans secured by manufactured housing community
                        properties.

ISSUER                  Merrill Lynch Mortgage Trust 2004-BPC1

DEPOSITOR               Merrill Lynch Mortgage Investors, Inc.

MORTGAGE LOAN           Merrill Lynch Mortgage Lending, Inc (MLML) ....... 35.2% of initial mortgage pool balance
SELLERS                 Bank of America, N.A. (BOA) ...................... 31.5% of initial mortgage pool balance
                        PNC Bank, National Association (PNC) ............. 23.0% of initial mortgage pool balance
                        CDC Mortgage Capital Inc. (CDC)(1) ............... 10.3% of initial mortgage pool balance

UNDERWRITERS            Merrill Lynch, Pierce, Fenner & Smith Incorporated
                        Banc of America Securities LLC
                        PNC Capital Markets, Inc.
                        Caisse Des Depots Securities Inc.
                        (doing business as CDC Securities)(2)
                        J.P.Morgan Securities Inc.

TRUSTEE                 LaSalle Bank National Association

FISCAL AGENT            ABN AMRO Bank N.V.

MASTER SERVICER         Midland Loan Services, Inc.(3)

SPECIAL SERVICER        J.E. Robert Company, Inc.(3)

---------------------
(1) It is expected that as of November 1, 2004, CDC Mortgage Capital Inc. will change its name to IXIS Real Estate Capital Inc.
(2) It is expected that as of November 1, 2004, Caisse Des Depots Securities
    Inc. will change its name to IXIS Securities North America Inc.
(3) The Bank of America Center Loan and the Dallas Market Center Loan are
    currently being serviced under the Banc of America series 2004-4 pooling and servicing agreement. See "Description of the Mortgage Pool--Split Loan
    Structures--Pari Passu Loan Groups" in the prospectus supplement.

This material is for your private information and none of Merrill Lynch, Pierce,
Fenner & Smith Incorporated, Banc of America Securities LLC, PNC Capital
Markets, Inc., CDC Securities or J.P. Morgan Securities Inc. (collectively, the
"Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where this material does not pertain to securities that are utlimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

                                        3

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--------------------------------------------------------------------------------

RATING AGENCIES         Fitch, Inc.
                        Standard & Poor's Ratings Services, a division of The
                        McGraw-Hill Companies, Inc.

DENOMINATIONS           $25,000 minimum for the offered certificates.

CLOSING DATE            On or about November 10, 2004.

SETTLEMENT TERMS        Book-entry through DTC for all offered certificates.

DETERMINATION DATE      For any distribution date, the fourth business day prior
                        to the distribution date.

DISTRIBUTION DATE       The 12th day of each month or, if the 12th day is not a
                        business day, on the next succeeding business day,
                        beginning in December 2004.

INTEREST                Each class of offered certificates will be entitled on
DISTRIBUTIONS           each distribution date to interest accrued during the
                        prior calendar month at its pass-through rate for such
                        distribution date on the outstanding certificate balance
                        of such class immediately prior to such distribution
                        date. Interest on the offered certificates will be
                        calculated on the basis of twelve 30-day months and a
                        360-day year. Interest on the offered certificates will
                        be distributed on each distribution date, to the extent
                        of available funds, in sequential order of class
                        designations, except that the class A-1, A-2, A-3, A-4,
                        A-5, A-1A, XC and XP are pari passu in entitlement to
                        interest. In general, payments of interest in respect of
                        the class A-1, A-2, A-3, A-4 and A-5 certificates will
                        be made to the extent of available funds attributable to
                        the mortgage loans in loan group 1, payments of interest
                        in respect of the class A-1A certificates will be made
                        to the extent of available funds attributable to the
                        mortgage loans in loan group 2, and payments of interest
                        in respect of the class XC and XP certificates will be
                        made to the extent of available funds attributable to
                        mortgage loans in both loan groups. However, if
                        application of available funds as described in the
                        preceding sentence would result in an interest shortfall
                        to any of those classes of certificates, then payments
                        of interest will be made with respect to all of those
                        classes on a pro rata (based on amount of interest
                        accrued) and pari passu basis without regard to loan
                        groups.

PRINCIPAL               Except as described below, principal will be distributed
DISTRIBUTIONS           on each distribution date, to the extent of available
                        funds, to the most senior class of sequential pay
                        certificates outstanding until its certificate balance
                        is reduced to zero. To the extent of available funds,
                        payments of principal are generally made (i) to the
                        class A-1, A-2, A-3, A-4 and A-5 certificates, in that
                        order, in an amount equal to the funds received or
                        advanced with respect to principal on mortgage loans in
                        loan group 1 and, after the principal balance of the
                        class A-1A certificates has been reduced to zero, the
                        funds received or advanced with respect to principal on
                        mortgage loans in loan group 2, in each case until the
                        principal balance of the subject class of certificates
                        is reduced to zero, and (ii) to the class A-1A
                        certificates, in an amount equal to the funds received
                        or advanced with respect to principal on mortgage loans
                        in loan group 2 and, after the principal balance of the
                        class A-5 certificates has been reduced to zero, the
                        funds received or advanced with respect to principal on
                        mortgage loans in loan group 1, until the principal
                        balance of the class A-1A certificates is reduced to
                        zero. Following retirement of the class A-1, A-2, A-3,
                        A-4, A-5 and A-1A certificates, to the extent of
                        available funds, amounts distributable as principal will
                        be distributed on each distribution date to the class B,
                        C, D, E, F, G, H, J, K, L, M, N, P and Q certificates,
                        in that order, in each case until the related
                        certificate balance of the subject class of certificates
                        is reduced to zero. If, due to losses, the certificate
                        balances of the class B through class Q certificates are
                        reduced to zero, payments of principal to the class A-1,

This material is for your private information and none of Merrill Lynch, Pierce,
Fenner & Smith Incorporated, Banc of America Securities LLC, PNC Capital
Markets, Inc., CDC Securities or J.P. Morgan Securities Inc. (collectively, the
"Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where this material does not pertain to securities that are utlimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

                                        4

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--------------------------------------------------------------------------------

                        class A-2, class A-3, class A-4, class A-5 and class
                        A-1A certificates will be made on a pro rata and pari
                        passu basis without regard to loan groups.

LOSSES                  Losses realized on the mortgage loans and certain
                        default-related and other unanticipated expenses, if
                        any, will be allocated to the class Q, P, N, M, L, K, J,
                        H, G, F, E, D, C and B certificates, in that order, and
                        then, on a pro rata and pari passu basis to the class
                        A-1, A-2, A-3, A-4, A-5 and A-1A certificates.

PREPAYMENT              Any prepayment premiums or yield maintenance charges
PREMIUMS AND            collected will be distributed to certificateholders on
YIELD MAINTENANCE       the distribution date following the collection period in
CHARGES                 which the prepayment occurred. On each distribution
                        date, the holders of each class of offered certificates
                        and of the class E, F, G and H certificates then
                        entitled to principal distributions (to the extent such
                        prepayment premium or yield maintenance charge is
                        collected from mortgage loans in the loan group from
                        which such class of certificates is receiving payments
                        of principal) will be entitled to a portion of
                        prepayment premiums or yield maintenance charges equal
                        to the product of (a) the amount of such prepayment
                        premiums or yield maintenance charges, net of workout
                        fees and principal recovery fees payable from it,
                        multiplied by (b) a fraction, which in no event may be
                        greater than 1.0, the numerator of which is equal to the
                        excess, if any, of the pass-through rate of such class
                        of certificates over the relevant discount rate, and the
                        denominator of which is equal to the excess, if any, of
                        the mortgage rate of the prepaid mortgage loan over the
                        relevant discount rate, multiplied by (c) a fraction,
                        the numerator of which is equal to the amount of
                        principal distributable on such class of certificates on
                        that distribution date, and the denominator of which is
                        equal to the total principal distribution amount for
                        that distribution date; provided that, if the A-5 and
                        A-1A classes were both outstanding as of the
                        commencement of business on such distribution date, then
                        the number in clause (c) will be a fraction, the
                        numerator of which is equal to the amount of principal
                        distributable on the subject class of certificates on
                        such distribution date with respect to the loan group
                        that includes the prepaid mortgage loan, and the
                        denominator of which is equal to the portion of the
                        total principal distribution amount for such
                        distribution date that is attributable to the loan group
                        that includes the prepaid mortgage loan.

                        The portion, if any, of the prepayment premiums or yield
                        maintenance charges remaining after any payments
                        described above will be distributed to the holders of
                        the class XC certificates.

                        All prepayment premiums and yield maintenance charges
                        payable as described above will be reduced, with respect
                        to specially serviced mortgage loans, by an amount equal
                        to certain expenses of the trust fund and losses
                        realized in respect of the mortgage loans previously
                        allocated to any class of certificates.

ADVANCES                The master servicer and, if it fails to do so, the
                        trustee (or the fiscal agent on its behalf), will be
                        obligated to make P&I advances and servicing advances,
                        including advances of delinquent property taxes and
                        insurance, but only to the extent that such advances are
                        considered recoverable, and, in the case of P&I
                        advances, subject to appraisal reductions that may
                        occur. Notwithstanding the foregoing, the master
                        servicer will not be required to make P&I advances or
                        servicing advances with respect to the mortgage loans
                        referred to as the Bank of America Center mortgage loan
                        and the Dallas Market Center mortgage loan. Each of
                        these mortgage loans is part of a group of pari passu
                        mortgage loans that are secured by the same mortgaged
                        real property. In the case of each group of pari passu
                        mortgage loans, a mortgage loan has been included as an
                        asset in the Banc of America Commercial Mortgage Inc,
                        Series 2004-4 commercial mortgage securitization.

                        The servicing of each of the Bank of America Center and
                        Dallas Market Center pari passu loan groups will be
                        governed by the pooling and servicing agreement for the
                        Banc of America Series 2004-4 securitization.

This material is for your private information and none of Merrill Lynch, Pierce,
Fenner & Smith Incorporated, Banc of America Securities LLC, PNC Capital
Markets, Inc., CDC Securities or J.P. Morgan Securities Inc. (collectively, the
"Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where this material does not pertain to securities that are utlimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

                                        5

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COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2004-BPC1
--------------------------------------------------------------------------------

                        Advances, the recoverability of advances and the
                        reimbursement of the advancing party with respect to the
                        Bank of America Center mortgage loan and the Dallas
                        Market Center mortgage loan will be generally governed
                        by the pooling and servicing agreement for the Banc of
                        America Series 2004-4 securitization. See "Description
                        of the Mortgage Pool--Split Loan Structures--Pari Passu
                        Loan Groups" in the prospectus supplement.

APPRAISAL               If any of certain adverse events or circumstances
REDUCTIONS              described in the prospectus supplement occur or exist
                        with respect to any mortgage loan or the mortgaged real
                        property for any mortgage loan, that mortgage loan will
                        be considered a required appraisal loan. An appraisal
                        reduction will generally be made in the amount, if any,
                        by which the principal balance of the required appraisal
                        loan (plus other amounts overdue or advanced in
                        connection with such loan) exceeds 90% of the appraised
                        value of the related mortgaged real property plus all
                        escrows and reserves (including letters of credit) held
                        as additional collateral with respect to the mortgage
                        loan. As a result of calculating an appraisal reduction
                        amount for a given mortgage loan, the interest portion
                        of any P&I advance for such loan will be reduced, which
                        will have the effect of reducing the amount of interest
                        available for distribution to the certificates.

                        A required appraisal loan will cease to be a required
                        appraisal loan when the related mortgage loan has been
                        brought current for at least three consecutive months
                        and no other circumstances exist which would cause such
                        mortgage loan to be a required appraisal loan.

                        Required appraisals and any related reductions in
                        advancing that may result as a consequence of those
                        appraisals with respect to the Bank of America Center
                        mortgage loan and/or the Dallas Market Center mortgage
                        loan will be generally governed by the Banc of America
                        series 2004-4 pooling and servicing agreement. See
                        "Description of the Mortgage Pool--Split Loan
                        Structures--Pari Passu Loan Groups" in the prospectus
                        supplement.

OPTIONAL                The master servicer, the special servicer and certain
TERMINATION             certificateholders will have the option to terminate the
                        trust, in whole but not in part, and purchase the
                        remaining assets of the trust on or after the
                        distribution date on which the stated principal balance
                        of the mortgage loans is less than approximately 1.0% of
                        the initial mortgage pool balance. Such purchase price
                        will generally be at a price equal to the unpaid
                        aggregate principal balance of the mortgage loans, plus
                        accrued and unpaid interest and certain other additional
                        trust fund expenses and the fair market value of any REO
                        properties acquired by the trust following foreclosure.

                        In addition, if, following the date on which the total
                        principal balances of the class A-1, A-2, A-3, A-4, A-5,
                        A-1A, B, C and D certificates are reduced to zero, all
                        of the remaining certificates are held by the same
                        certificateholder, the trust fund may also be
                        terminated, subject to such additional conditions as may
                        be set forth in the pooling and servicing agreement, in
                        connection with an exchange of all the remaining
                        certificates for all the mortgage loans and REO
                        properties remaining in the trust fund at the time of
                        exchange.

CONTROLLING CLASS       The class of sequential pay certificates (a) which bears
                        the latest alphabetical class designation and (b) the
                        certificate balance of which is not less than 25% of its
                        original certificate balance; provided, however, that if
                        no such class of sequential pay certificates satisfies
                        clause (b) above, the controlling class will be the
                        outstanding class of sequential pay certificates bearing
                        the latest alphabetical class designation. The holders
                        of certificates representing a majority interest in the
                        controlling class will have the right, subject to the
                        conditions described in the prospectus supplement, to
                        replace the special servicer and select a representative
                        that may direct and advise the special servicer on
                        various servicing matters.

This material is for your private information and none of Merrill Lynch, Pierce,
Fenner & Smith Incorporated, Banc of America Securities LLC, PNC Capital
Markets, Inc., CDC Securities or J.P. Morgan Securities Inc. (collectively, the
"Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where this material does not pertain to securities that are utlimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

                                        6

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COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2004-BPC1
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                        Notwithstanding the foregoing, the controlling class
                        will not have the right to replace the special servicer
                        under the Banc of America Series 2004-4 securitization
                        or direct and advise the Banc of America series 2004-04
                        special servicer on servicing matters with respect to
                        the Bank of America Center mortgage loan and the Dallas
                        Market Center mortgage loan, each of which is being
                        serviced as part of a pari passu loan group, under the
                        Banc of America series 2004-4 pooling and servicing
                        agreement.

SPLIT LOAN              Three of the mortgage loans are, in each case, the
STRUCTURES              senior of two mortgage loans in what is referred to as
                        an A/B loan pair, both of which are secured by the same
                        mortgage. Two of the mortgage loans, the Bank of America
                        Center mortgage loan and the Dallas Market Center
                        mortgage loan are, in each case, part of a group of
                        mortgage loans that are pari-passu in right of payment,
                        each of which is secured by the same mortgage. See
                        "Description of the Mortgage Pool--Split Loan
                        Structures" in the prospectus supplement for more
                        information regarding these split loan structures.

ERISA                   The offered certificates are expected to be ERISA
                        eligible.

SMMEA                   Only the class A-1, A-2, A-3, A-4, A-5, A-1A, B and C
                        certificates will be "mortgage-related securities" for
                        the purposes of the Secondary Mortgage Market
                        Enhancement Act of 1984.

This material is for your private information and none of Merrill Lynch, Pierce,
Fenner & Smith Incorporated, Banc of America Securities LLC, PNC Capital
Markets, Inc., CDC Securities or J.P. Morgan Securities Inc. (collectively, the
"Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where this material does not pertain to securities that are utlimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

                                        7

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COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2004-BPC1
--------------------------------------------------------------------------------

CONTACTS

          MERRILL LYNCH & CO.                 BANC OF AMERICA SECURITIES LLC
             John Mulligan                               Bill Hale
        (212) 449-3860 (Phone)                    (704) 388-1597 (Phone)
         (212) 738-1491 (Fax)                      (704) 388-9677 (Fax)

               Rich Sigg                              Geordie Walker
        (212) 449-3860 (Phone)                    (704) 388-1597 (Phone)
         (212) 738-1491 (Fax)                      (704) 388-9677 (Fax)

             David Rodgers                             Chuck Mather
        (212) 449-3611 (Phone)                    (704) 388-1597 (Phone)
         (212) 449-3658 (Fax)                      (704) 388-9677 (Fax)

PNC CAPITAL MARKETS, INC.      CDC SECURITIES        J.P. MORGAN SECURITIES INC.
      Scott Holmes               Greg Murphy                  Andy Taylor
 (704) 551-2847 (Phone)    (212) 891-6282 (Phone)       (212) 834-3813 (Phone)
  (704) 643-2048 (Fax)      (212) 891-3454 (Fax)         (212) 834-6598 (Fax)

                                 Barry Funt                   Glenn Riis
                           (212) 891-1836 (Phone)       (212) 834-3813 (Phone)
                            (212) 891-3411 (Fax)         (212) 834-6598 (Fax)

This material is for your private information and none of Merrill Lynch, Pierce,
Fenner & Smith Incorporated, Banc of America Securities LLC, PNC Capital
Markets, Inc., CDC Securities or J.P. Morgan Securities Inc. (collectively, the
"Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where this material does not pertain to securities that are utlimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

                                        8

MERRILL LYNCH MORTGAGE TRUST 2004-BPC1

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2004-BPC1
--------------------------------------------------------------------------------

MORTGAGE POOL CHARACTERISTICS AS OF THE CUT-OFF DATE
(THE SUM OF THE PERCENTAGE CALCULATIONS MAY NOT EQUAL 100% DUE TO ROUNDING.)
All numerical information provided with respect to the mortgage loans is provided on an approximate basis. All weighted average information provided with respect to the mortgage loans reflects a weighting of the subject mortgage loans based on their respective cut-off date principal balances, excluding in the case of the Bank of America Center and Dallas Market Center mortgage loans, the other pari-passu mortgage loan(s) (which will not be included in the trust)
in the loan groups to which they belong. When information with respect to the mortgaged real properties is expressed as a percentage of the initial mortgage pool balance, initial loan group 1 balance or initial loan group 2 balance, as the case may be, the percentages are based upon the cut-off date principal balances of the related mortgage loans comprising the mortgage pool, loan group
1 or loan group 2, as the case may be. If any of the mortgage loans is secured by multiple mortgaged real properties, the cut-off date principal balance has been allocated based on any of (i) an individual property's appraised value as a percentage of the total appraised value of all of the mortgaged real properties, including the subject individual property, securing the same mortgage loan, (ii) an individual property's underwritten net operating income as a percentage of the total underwritten net operating income of all the mortgaged real properties, including the subject individual property, securing the same mortgage loan and (iii) an allocated loan balance specified in the related loan documents. Unless specifically indicated otherwise (for example, with respect to loan-to-value and debt service coverage ratios and cut-off date balances per unit), statistical information presented with respect to any mortgage loan in the trust that is part of a pari passu loan group excludes the related non-trust mortgage loan(s). In the case of each of the Bank of America
Center and Dallas Market Center mortgage loans, the respective loan-to-value and debt service coverage ratios and cut-off date balances per unit take into account the other pari passu mortgage loan(s) (which will not be included in the trust fund) in the loan group to which they belong, exclusive of the junior portion of the pari passu loan in that pari passu loan group that is included in the trust fund for a separate commercial mortgage securitization. Unless specifically indicated otherwise, statistical information presented in this prospectus supplement with respect to any mortgage loan in the trust that is part of an A/B loan pair excludes the related B-note loan.

GENERAL CHARACTERISTICS

----------------------------------------------------------------------------------------------------------------------------------

                                                                            ALL MORTGAGE            LOAN               LOAN
                                                                               LOANS              GROUP 1            GROUP 2

Initial mortgage pool/loan group balance ..............................   $1,246,399,660      $1,063,525,411      $182,874,249
Number of mortgage loans ..............................................               95                  76                19
Number of mortgaged real properties ...................................              155                 136                19
Percentage of investment-grade, shadow-rated loans
 (loan nos. 1 and 3)(1) ...............................................             14.4%               16.9%              0.0%
Average cut-off date principal balance ................................   $   13,119,996      $   13,993,755      $  9,624,960
Largest cut-off date principal balance ................................   $  130,000,000      $  130,000,000      $ 24,510,747
Smallest cut-off date principal balance ...............................   $    1,680,000      $    1,680,000      $  1,946,360
Weighted average mortgage interest rate ...............................            5.686%              5.707%            5.560%
Highest mortgage interest rate ........................................            7.250%              6.970%            7.250%
Lowest mortgage interest rate .........................................            4.867%              4.867%            4.920%
Number of cross-collateralized mortgage loans .........................               13                  13                 0
Cross-collateralized mortgage loans as a percentage of initial mortgage
 pool/loan group balance ..............................................             14.1%               16.5%              0.0%
Number of multi-property mortgage loans ...............................                9                   9                 0
Multi-property mortgage loans as a percentage of initial mortgage
 pool/loan group balance ..............................................             20.6%               24.1%              0.0%
Weighted average underwritten debt service coverage ratio .............             1.54x               1.58x             1.33x
Highest underwritten debt service coverage ratio ......................             3.38x               3.38x             1.52x
Lowest underwritten debt service coverage ratio .......................             1.20x               1.20x             1.21x
Weighted average cut-off date loan-to-value ratio .....................             70.2%               69.0%             77.2%
Highest cut-off date loan-to-value ratio ..............................             83.7%               82.4%             83.7%
Lowest cut-off date loan-to-value ratio ...............................             22.0%               22.0%             66.5%
Weighted average original term to maturity (months) ...................              107                 108               100
Longest original term to maturity (months) ............................              216                 180               216
Shortest original term to maturity (months) ...........................               57                  57                60
Weighted average remaining term to maturity (months) ..................              105                 106                98
Longest remaining term to maturity (months) ...........................              215                 179               215
Shortest remaining term to maturity (months) ..........................               56                  56                56

---------------------
(1) It has been confirmed by Fitch, Inc. and Standard & Poor's Ratings Services,
    in accordance with their respective methodologies, that these mortgage loans have credit characteristics consistent with investment-grade rated obligations.

See "Summary of Prospectus Supplement--The Mortgage Loans and the Mortgaged
Real Properties--Additional Statistical Information" for a similar table with additional information regarding certain of the mortgage loans.

This material is for your private information and none of Merrill Lynch, Pierce,
Fenner & Smith Incorporated, Banc of America Securities LLC, PNC Capital
Markets, Inc., CDC Securities or J.P. Morgan Securities Inc. (collectively, the
"Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where this material does not pertain to securities that are utlimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

                                        9

MERRILL LYNCH MORTGAGE TRUST 2004-BPC1

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2004-BPC1
--------------------------------------------------------------------------------

SELECT CHARACTERISTICS OF MORTGAGE POOL
--------------------------------------------------------------------------------

                PROPERTY TYPE BY STATE MATRIX FOR MORTGAGE POOL
--------------------------------------------------------------------------------

                    % OF INITIAL MORTGAGE POOL BALANCE BY PROPERTY TYPE

------------------------------------------------------------------------------------------------------------------------------------
                        % OF INITAL
                      MORTGAGE POOL                               MANUFACTURED                  SELF             MIXED
         STATE           BALANCE     OFFICE  RETAIL  MULTIFAMILY    HOUSING     HOSPITALITY   STORAGE    OTHER   USE      INDUSTRIAL
------------------------------------------------------------------------------------------------------------------------------------

California(1) ......       20.2%      15.6%    1.1%       --%          --%          1.2%         0.4%      --%    0.8%       1.1%
 Northern ..........       11.3       10.4     0.6        --           --            --          0.2       --      --         --
 Southern ..........        8.9        5.1     0.4        --           --           1.2          0.2       --     0.8        1.1
Florida ............       14.5        2.9      --       8.3          2.1            --          1.2       --      --         --
Texas ..............       11.5        1.3     1.7       2.3           --           0.4          0.7      4.0      --        1.1
Michigan ...........        7.4        1.8     0.7        --          4.9            --           --       --      --         --
Virginia ...........        5.5        0.5     3.9        --           --           1.0          0.1       --      --         --
Indiana ............        4.6         --     2.5        --          1.5           0.7           --       --      --         --
Oregon .............        4.6        0.9     3.5        --          0.1            --           --       --      --         --
New York ...........        4.5        2.3      --        --           --           1.9          0.1       --     0.3         --
Arizona ............        2.8        2.0     0.5       0.4           --            --           --       --      --         --
Washington .........        2.7        2.5      --        --           --            --          0.1       --      --         --
Illinois ...........        2.4         --     0.3        --          2.0            --          0.1       --      --         --
Oklahoma ...........        2.2         --      --       0.7           --           0.4          1.1       --      --         --
Vermont ............        1.8         --      --        --           --            --           --       --     1.8         --
Connecticut ........        1.8         --     1.7        --           --           0.1           --       --      --         --
Maryland ...........        1.7         --      --        --           --           1.7           --       --      --         --
Georgia ............        1.6        1.3      --        --           --           0.2          0.1       --      --         --
Colorado ...........        1.6         --     1.1        --           --            --           --       --      --        0.5
New Jersey .........        1.3        0.3      --       0.7           --            --          0.3       --      --         --
Massachusetts ......        1.2         --      --       0.3           --           0.4          0.5       --      --         --
Missouri ...........        1.2        0.9      --       0.3           --            --           --       --      --         --
North Carolina .....        1.1         --      --       1.1           --            --           --       --      --         --
Pennsylvania .......        1.1         --     0.3        --           --           0.5          0.3       --      --         --
Ohio ...............        0.9         --     0.4        --           --            --          0.5       --      --         --
Louisiana ..........        0.5         --      --        --           --           0.5           --       --      --         --
Minnesota ..........        0.4         --      --        --           --           0.3          0.1       --      --         --
Alabama ............        0.4         --     0.4        --           --            --           --       --      --         --
Kentucky ...........        0.3         --     0.3        --           --            --           --       --      --         --
New Hampshire.......        0.1         --      --        --           --            --          0.1       --      --         --
Wisconsin ..........        0.1         --      --        --           --            --          0.1       --      --         --
                          -----       ----    ----      ----         ----           ---          ---      ---     ---        ---
Total ..............      100.0%      32.4%   18.4%     14.1%        10.6%          9.3%         5.6%     4.0%    3.0%       2.6%
                          -----       ----    ----      ----         ----           ---          ---      ---     ---        ---

---------------------
(1) For purposes of determining whether a mortgaged real property is located in
    Northern California or Southern California, Northern California includes areas with zip codes of 93600 and above and Southern California includes areas below 93600.

This material is for your private information and none of Merrill Lynch, Pierce,
Fenner & Smith Incorporated, Banc of America Securities LLC, PNC Capital
Markets, Inc., CDC Securities or J.P. Morgan Securities Inc. (collectively, the
"Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where this material does not pertain to securities that are utlimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

                                       10

MERRILL LYNCH MORTGAGE TRUST 2004-BPC1

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2004-BPC1
--------------------------------------------------------------------------------

SELECT CHARACTERISTICS OF MORTGAGE POOL

--------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------
                                                                           CUT-OFF DATE     % OF INITIAL
                                                     NUMBER OF MORTGAGE      PRINCIPAL     MORTGAGE POOL
                                                           LOANS              BALANCE         BALANCE
----------------------------------------------------------------------------------------------------------

Interest-only Loans ..............................            1          $ 130,000,000          10.4%
Single Tenant ....................................            7             41,982,497           3.4
Loans (greater than) 50% Single Tenant ...........           17            149,209,241          12.0
Current Secondary Debt ...........................            7            344,874,763          27.7
Future Secondary Debt Permitted ..................           11            179,148,670          14.4
Lockbox ..........................................           43            802,729,486          64.4
Escrow Types(1)
 TI/LC Reserves(2) ...............................           33            481,927,724          64.1
 Real Estate Tax .................................           79          1,015,462,526          81.5
 Insurance .......................................           67            907,406,482          72.8
 Replacement Reserves ............................           79          1,013,122,998          81.3

SELECT CHARACTERISTICS OF LOAN GROUP 1
--------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------
                                                                           CUT-OFF DATE     % OF INITIAL
                                                     NUMBER OF MORTGAGE      PRINCIPAL      LOAN GROUP 1
                                                           LOANS              BALANCE         BALANCE
----------------------------------------------------------------------------------------------------------

Interest-only Loans ..............................            1            $130,000,000         12.2%
Single Tenant ....................................            7              41,982,497          3.9
Loans (greater than) 50% Single Tenant ...........           17             149,209,241         14.0
Current Secondary Debt ...........................            7             344,874,763         32.4
Future Secondary Debt Permitted ..................            6             145,756,870         13.7
Lockbox ..........................................           40             762,398,739         71.7
Escrow Type(1)
 TI/LC Reserves(2) ...............................           33             481,927,724         64.1
 Real Estate Tax .................................           60             832,588,277         78.3
 Insurance .......................................           50             740,352,233         69.6
 Replacement Reserves ............................           61             833,545,694         78.4

SELECT CHARACTERISTICS OF LOAN GROUP 2

--------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------
                                                                           CUT-OFF DATE     % OF INITIAL
                                                     NUMBER OF MORTGAGE      PRINCIPAL      LOAN GROUP 2
                                                           LOANS              BALANCE         BALANCE
----------------------------------------------------------------------------------------------------------

Interest-only Loans ..............................            0            $          0          0.0%
Single Tenant ....................................            0                       0          0.0
Loans (greater than) 50% Single Tenant ...........            0                       0          0.0
Current Secondary Debt ...........................            0                       0          0.0
Future Secondary Debt Permitted ..................            5              33,391,800         18.3
Lockbox ..........................................            3              40,330,747         22.1
Escrow Type(1)
 Real Estate Tax .................................           19             182,874,249        100.0
 Insurance .......................................           17             167,054,249         91.3
 Replacement Reserves ............................           18             179,577,303         98.2

---------------------
(1) Does not include mortgage loans with upfront reserves.
(2) TI/LC escrows are expressed as a percentage of only the mortgage loans secured by Office, Retail, Mixed Use and Industrial properties.

This material is for your private information and none of Merrill Lynch, Pierce,
Fenner & Smith Incorporated, Banc of America Securities LLC, PNC Capital
Markets, Inc., CDC Securities or J.P. Morgan Securities Inc. (collectively, the
"Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where this material does not pertain to securities that are utlimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

                                       11

MERRILL LYNCH MORTGAGE TRUST 2004-BPC1

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2004-BPC1
--------------------------------------------------------------------------------

SELECT CHARACTERISTICS OF MORTGAGE POOL
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                            CUT-OFF DATE BALANCE ($)
--------------------------------------------------------------------------------
          RANGE OF                     # OF          AGGREGATE
        CUT-OFF DATE                 MORTGAGE      CUT-OFF DATE            % OF
          BALANCES                    LOANS         BALANCE ($)            POOL
--------------------------------------------------------------------------------
   1,680,000 - 2,999,999                 8           16,559,807             1.3%
   3,000,000 - 3,999,999                11           37,906,315             3.0
   4,000,000 - 4,999,999                 8           34,666,954             2.8
   5,000,000 - 5,999,999                10           53,865,351             4.3
   6,000,000 - 6,999,999                 4           25,120,000             2.0
   7,000,000 - 7,999,999                 3           23,252,117             1.9
   8,000,000 - 9,999,999                10           87,243,993             7.0
  10,000,000 - 12,999,999               11          128,307,351            10.3
  13,000,000 - 19,999,999               12          177,880,461            14.3
  20,000,000 - 49,999,999               16          461,060,440            37.0
  50,000,000 - 130,000,000               2          200,536,870            16.1
--------------------------------------------------------------------------------
TOTAL:                                  95       $1,246,399,660           100.0%
--------------------------------------------------------------------------------
Min: $1,680,000     Max: $130,000,000   Average: $13,119,996
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                   ORIGINAL TERM TO STATED MATURITY/ARD (MOS)
--------------------------------------------------------------------------------
                                       # OF          AGGREGATE
          RANGE OF                   MORTGAGE      CUT-OFF DATE            % OF
       ORIGINAL TERMS                 LOANS         BALANCE ($)            POOL
--------------------------------------------------------------------------------
          57 - 60                       13          199,323,562            16.0%
          61 - 84                        6          168,699,094            13.5
          85 - 120                      72          833,723,888            66.9
         121 - 216                       4           44,653,115             3.6
--------------------------------------------------------------------------------
TOTAL:                                  95       $1,246,399,660           100.0%
--------------------------------------------------------------------------------
  Min: 57 mos.      Max: 216 mos.       Wtd. Avg.: 107 mos.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                   REMAINING TERM TO STATED MATURITY/ARD (MOS)
--------------------------------------------------------------------------------
          RANGE OF                     # OF          AGGREGATE
         REMAINING                   MORTGAGE      CUT-OFF DATE            % OF
           TERMS                      LOANS         BALANCE ($)            POOL
--------------------------------------------------------------------------------
          56 - 84                       19          368,022,656            29.5%
          85 - 119                      62          731,123,888            58.7
         120 - 215                      14          147,253,115            11.8
--------------------------------------------------------------------------------
TOTAL:                                  95       $1,246,399,660           100.0%
--------------------------------------------------------------------------------
 Min: 56 mos.       Max: 215 mos.       Wtd. Avg.: 105 mos.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                      CUT-OFF DATE LOAN-TO-VALUE RATIO (%)
--------------------------------------------------------------------------------
          RANGE OF                     # OF          AGGREGATE
        CUT-OFF DATE                 MORTGAGE      CUT-OFF DATE            % OF
         LTV RATIOS                   LOANS         BALANCE ($)            POOL
--------------------------------------------------------------------------------
        22.0 - 49.9                      3          134,336,267            10.8%
        50.0 - 64.9                     10          123,770,311             9.9
        65.0 - 69.9                     16          227,847,116            18.3
        70.0 - 74.9                     21          249,784,907            20.0
        75.0 - 79.9                     35          409,780,859            32.9
        80.0 - 83.7                     10          100,880,201             8.1
--------------------------------------------------------------------------------
TOTAL:                                  95       $1,246,399,660           100.0%
--------------------------------------------------------------------------------
 Min: 22.0%     Max: 83.7%    Wtd. Average: 70.2%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                        ORIGINAL AMORTIZATION TERM (MOS)
--------------------------------------------------------------------------------
     RANGE OF ORIGINAL                 # OF          AGGREGATE
        AMORTIZATION                 MORTGAGE      CUT-OFF DATE            % OF
           TERMS                      LOANS         BALANCE ($)            POOL
--------------------------------------------------------------------------------
       Interest Only                     1          130,000,000            10.4%
         180 - 299                       2           73,177,942             5.9
         300 - 329                      14          151,934,774            12.2
         330 - 360                      78          891,286,944            71.5
--------------------------------------------------------------------------------
TOTAL:                                  95       $1,246,399,660           100.0%
--------------------------------------------------------------------------------
 Min: 180 mos.      Max: 360 mos.  Wtd. Avg.: 346 mos.(2)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                        REMAINING AMORTIZATION TERM (MOS)
--------------------------------------------------------------------------------
          RANGE OF
         REMAINING                     # OF          AGGREGATE
        AMORTIZATION                 MORTGAGE      CUT-OFF DATE            % OF
           TERMS                      LOANS         BALANCE ($)            POOL
--------------------------------------------------------------------------------
       Interest Only                     1          130,000,000            10.4%
         179 - 360                      94        1,116,399,660            89.6
--------------------------------------------------------------------------------
TOTAL:                                  95       $1,246,399,660           100.0%
--------------------------------------------------------------------------------
 Min: 179 mos.      Max: 360 mos.  Wtd. Avg.: 345 mos.(2)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                     LOAN-TO-VALUE RATIO AT MATURITY/ARD (%)
--------------------------------------------------------------------------------
          RANGE OF                     # OF          AGGREGATE
        MATURITY/ARD                 MORTGAGE      CUT-OFF DATE            % OF
         LTV RATIOS                   LOANS         BALANCE ($)            POOL
--------------------------------------------------------------------------------
      Fully Amortizing                   1            2,641,072             0.2%
        40.1 - 49.9                      6          211,332,817            17.0
        50.0 - 54.9                      9          106,346,828             8.5
        55.0 - 59.9                     16          170,878,859            13.7
        60.0 - 62.4                      7           71,059,101             5.7
        62.5 - 64.9                      8          104,730,165             8.4
        65.0 - 67.4                     21          263,025,083            21.1
        67.5 - 69.9                     14          146,885,279            11.8
        70.0 - 75.6                     13          169,500,454            13.6
--------------------------------------------------------------------------------
TOTAL:                                  95       $1,246,399,660           100.0%
--------------------------------------------------------------------------------
 Min: 40.1%    Max: 75.6%     Wtd. Avg.: 61.2%(1)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                         DEBT SERVICE COVERAGE RATIO (X)
--------------------------------------------------------------------------------
                                       # OF          AGGREGATE
                                     MORTGAGE      CUT-OFF DATE            % OF
       RANGE OF DSCRS                 LOANS         BALANCE ($)            POOL
--------------------------------------------------------------------------------
        1.20 - 1.24                      8           50,316,497             4.0%
        1.25 - 1.29                     15          216,396,015            17.4
        1.30 - 1.34                     19          199,139,088            16.0
        1.35 - 1.39                      6           92,439,964             7.4
        1.40 - 1.44                     10           73,171,791             5.9
        1.45 - 1.49                     12          117,239,358             9.4
        1.50 - 1.59                     13          163,740,515            13.1
        1.60 - 1.99                      7          138,258,418            11.1
        2.00 - 3.38                      5          195,698,014            15.7
--------------------------------------------------------------------------------
 TOTAL:                                 95       $1,246,399,660           100.0%
--------------------------------------------------------------------------------
  Min: 1.20x   Max: 3.38x     Wtd. Avg.: 1.54x
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                MORTGAGE RATE (%)
--------------------------------------------------------------------------------
                                       # OF          AGGREGATE
     RANGE OF MORTGAGE               MORTGAGE      CUT-OFF DATE            % OF
           RATES                      LOANS         BALANCE ($)            POOL
--------------------------------------------------------------------------------
       4.867 - 4.999                     4          183,080,000            14.7%
       5.000 - 5.249                    11          125,830,102            10.1
       5.250 - 5.499                    10          122,166,925             9.8
       5.500 - 5.599                    13           96,773,485             7.8
       5.600 - 5.699                     8           71,136,911             5.7
       5.700 - 5.749                     7           44,381,122             3.6
       5.750 - 5.999                    26          276,863,244            22.2
       6.000 - 6.249                     4          120,358,063             9.7
       6.250 - 6.749                     9          176,868,594            14.2
       6.750 - 7.250                     3           28,941,213             2.3
--------------------------------------------------------------------------------
TOTAL:                                  95       $1,246,399,660           100.0%
--------------------------------------------------------------------------------
    Min: 4.867%     Max:7.250%     Wtd. Avg.: 5.686%
--------------------------------------------------------------------------------

---------------------
(1)   Does not include the fully amortizing loan.
(2)   Does not include the interest only loan.

This material is for your private information and none of Merrill Lynch, Pierce,
Fenner & Smith Incorporated, Banc of America Securities LLC, PNC Capital
Markets, Inc., CDC Securities or J.P. Morgan Securities Inc. (collectively, the
"Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where this material does not pertain to securities that are utlimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

                                       12

MERRILL LYNCH MORTGAGE TRUST 2004-BPC1

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2004-BPC1
--------------------------------------------------------------------------------

SELECT CHARACTERISTICS OF LOAN GROUP 1
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                            CUT-OFF DATE BALANCE ($)
--------------------------------------------------------------------------------
          RANGE OF                     # OF          AGGREGATE             % OF
        CUT-OFF DATE                 MORTGAGE      CUT-OFF DATE            GROUP
          BALANCES                    LOANS         BALANCE ($)              1
--------------------------------------------------------------------------------
   1,680,000 - 2,999,999                 7           14,613,447             1.4%
   3,000,000 - 3,999,999                 7           24,381,564             2.3
   4,000,000 - 4,999,999                 7           30,171,345             2.8
   5,000,000 - 5,999,999                 8           43,036,311             4.0
   6,000,000 - 6,999,999                 2           12,620,000             1.2
   7,000,000 - 7,999,999                 3           23,252,117             2.2
   8,000,000 - 9,999,999                 7           59,887,884             5.6
  10,000,000 - 12,999,999               11          128,307,351            12.1
  13,000,000 - 19,999,999                9          133,970,461            12.6
  20,000,000 - 49,999,999               13          392,748,060            36.9
  50,000,000 - 130,000,000               2          200,536,870            18.9
--------------------------------------------------------------------------------
TOTAL:                                  76       $1,063,525,411           100.0%
--------------------------------------------------------------------------------
      Min: $1,680,000    Max: $130,000,000   Average: $13,993,755
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                   ORIGINAL TERM TO STATED MATURITY/ARD (MOS)
--------------------------------------------------------------------------------
                                       # OF          AGGREGATE
          RANGE OF                   MORTGAGE      CUT-OFF DATE           % OF
       ORIGINAL TERMS                 LOANS         BALANCE ($)          GROUP 1
--------------------------------------------------------------------------------
          57 - 60                        8          130,423,562            12.3%
          61 - 84                        4          158,203,485            14.9
          85 - 120                      61          739,539,866            69.5
         121 - 180                       3           35,358,497             3.3
--------------------------------------------------------------------------------
TOTAL:                                  76       $1,063,525,411           100.0%
--------------------------------------------------------------------------------
   Min: 57 mos.     Max: 180 mos.       Wtd. Avg.: 108 mos.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                   REMAINING TERM TO STATED MATURITY/ARD (MOS)
--------------------------------------------------------------------------------
          RANGE OF                     # OF          AGGREGATE
         REMAINING                   MORTGAGE      CUT-OFF DATE           % OF
           TERMS                      LOANS         BALANCE ($)          GROUP 1
--------------------------------------------------------------------------------
          56 - 84                       12          288,627,047            27.1%
          85 - 119                      51          636,939,866            59.9
         120 - 179                      13          137,958,497            13.0
--------------------------------------------------------------------------------
TOTAL:                                  76       $1,063,525,411           100.0%
--------------------------------------------------------------------------------
  Min: 56 mos.      Max: 179 mos.   Wtd. Avg.: 106mos.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                      CUT-OFF DATE LOAN-TO-VALUE RATIO (%)
--------------------------------------------------------------------------------
          RANGE OF                     # OF          AGGREGATE
        CUT-OFF DATE                 MORTGAGE      CUT-OFF DATE           % OF
         LTV RATIOS                   LOANS         BALANCE ($)          GROUP 1
--------------------------------------------------------------------------------
        22.0 - 49.9                      3          134,336,267            12.6%
        50.0 - 64.9                     10          123,770,311            11.6
        65.0 - 69.9                     14          215,012,031            20.2
        70.0 - 74.9                     18          211,926,328            19.9
        75.0 - 79.9                     26          304,660,474            28.6
        80.0 - 82.4                      5           73,820,000             6.9
--------------------------------------------------------------------------------
TOTAL:                                  76       $1,063,525,411           100.0%
--------------------------------------------------------------------------------
 Min: 22.0%    Max: 82.4%     Wtd. Average: 69.0%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                        ORIGINAL AMORTIZATION TERM (MOS)
--------------------------------------------------------------------------------
          RANGE OF
          ORIGINAL                     # OF          AGGREGATE
        AMORTIZATION                 MORTGAGE      CUT-OFF DATE           % OF
           TERMS                      LOANS         BALANCE ($)          GROUP 1
--------------------------------------------------------------------------------
       Interest Only                     1          130,000,000            12.2%
         180 - 299                       2           73,177,942             6.9
         300 - 329                      14          151,934,774            14.3
         330 - 360                      59          708,412,695            66.6
--------------------------------------------------------------------------------
TOTAL:                                  76       $1,063,525,411           100.0%
--------------------------------------------------------------------------------
  Min: 180 mos.     Max: 360 mos.       Wtd. Avg.: 343 mos.(2)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                        REMAINING AMORTIZATION TERM (MOS)
--------------------------------------------------------------------------------
          RANGE OF
         REMAINING                     # OF          AGGREGATE
        AMORTIZATION                 MORTGAGE      CUT-OFF DATE           % OF
           TERMS                      LOANS         BALANCE ($)          GROUP 1
--------------------------------------------------------------------------------
       Interest Only                     1          130,000,000            12.2%
         179 - 360                      75          933,525,411            87.8
--------------------------------------------------------------------------------
TOTAL:                                  76       $1,063,525,411           100.0%
--------------------------------------------------------------------------------
   Min: 179 mos.         Max: 360 mos.     Wtd. Avg.: 342 mos.(2)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                     LOAN-TO-VALUE RATIO AT MATURITY/ARD (%)
--------------------------------------------------------------------------------
          RANGE OF                     # OF          AGGREGATE
        MATURITY/ARD                 MORTGAGE      CUT-OFF DATE           % OF
         LTV RATIOS                   LOANS         BALANCE ($)          GROUP 1
--------------------------------------------------------------------------------
      Fully Amortizing                   1            2,641,072             0.2%
        40.1 - 49.9                      5          202,038,199            19.0
        50.0 - 54.9                      9          106,346,828            10.0
        55.0 - 59.9                     15          167,338,391            15.7
        60.0 - 62.4                      7           71,059,101             6.7
        62.5 - 64.9                      5           75,861,745             7.1
        65.0 - 67.4                     17          220,840,149            20.8
        67.5 - 69.9                     12          129,311,439            12.2
        70.0 - 75.6                      5           88,088,485             8.3
--------------------------------------------------------------------------------
           TOTAL:                       76       $1,063,525,411           100.0%
--------------------------------------------------------------------------------
 Min: 40.1%              Max: 75.6%          Wtd. Avg.: 60.0%(1)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                         DEBT SERVICE COVERAGE RATIO (X)
--------------------------------------------------------------------------------
                                       # OF          AGGREGATE
          RANGE OF                   MORTGAGE      CUT-OFF DATE           % OF
           DSCRS                      LOANS         BALANCE ($)          GROUP 1
--------------------------------------------------------------------------------
        1.20 - 1.24                      4           26,550,137             2.5%
        1.25 - 1.29                     10          156,456,566            14.7
        1.30 - 1.34                     15          161,285,655            15.2
        1.35 - 1.39                      5           86,900,766             8.2
        1.40 - 1.44                      8           45,267,546             4.3
        1.45 - 1.49                     10           92,664,739             8.7
        1.50 - 1.59                     12          160,443,569            15.1
        1.60 - 1.99                      7          138,258,418            13.0
        2.00 - 3.38                      5          195,698,014            18.4
--------------------------------------------------------------------------------
TOTAL:                                  76       $1,063,525,411           100.0%
--------------------------------------------------------------------------------
     Min: 1.20x     Max: 3.38x     Wtd. Avg.: 1.58x
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                MORTGAGE RATE (%)
--------------------------------------------------------------------------------
                                       # OF          AGGREGATE
          RANGE OF                   MORTGAGE      CUT-OFF DATE           % OF
       MORTGAGE RATES                 LOANS         BALANCE ($)          GROUP 1
--------------------------------------------------------------------------------
       4.867 - 4.999                     1          130,000,000            12.2%
       5.000 - 5.249                    11          125,830,102            11.8
       5.250 - 5.499                     6           93,109,825             8.8
       5.500 - 5.599                    11           87,476,540             8.2
       5.600 - 5.699                     7           50,855,279             4.8
       5.700 - 5.749                     6           38,841,924             3.7
       5.750 - 5.999                    20          234,888,490            22.1
       6.000 - 6.249                     3          106,008,063            10.0
       6.250 - 6.749                     9          176,868,594            16.6
       6.750 - 6.970                     2           19,646,594             1.8
--------------------------------------------------------------------------------
           TOTAL:                       76       $1,063,525,411           100.0%
--------------------------------------------------------------------------------
   Min: 4.867%           Max: 6.970%         Wtd. Avg.: 5.707%
--------------------------------------------------------------------------------

---------------------
(1)   Does not include the fully amortizing loan.
(2)   Does not include the interest only loan.

This material is for your private information and none of Merrill Lynch, Pierce,
Fenner & Smith Incorporated, Banc of America Securities LLC, PNC Capital
Markets, Inc., CDC Securities or J.P. Morgan Securities Inc. (collectively, the
"Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where this material does not pertain to securities that are utlimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

                                       13

MERRILL LYNCH MORTGAGE TRUST 2004-BPC1

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2004-BPC1
--------------------------------------------------------------------------------

SELECT CHARACTERISTICS OF LOAN GROUP 2
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                            CUT-OFF DATE BALANCE ($)
--------------------------------------------------------------------------------
          RANGE OF                     # OF          AGGREGATE
        CUT-OFF DATE                 MORTGAGE      CUT-OFF DATE           % OF
          BALANCES                    LOANS         BALANCE ($)          GROUP 2
--------------------------------------------------------------------------------
   1,946,360 - 2,999,999                 1            1,946,360             1.1%
   3,000,000 - 3,999,999                 4           13,524,751             7.4
   4,000,000 - 7,999,999                 5           27,824,649            15.2
   8,000,000 - 12,999,999                3           27,356,109            15.0
  13,000,000 - 19,999,999                3           43,910,000            24.0
  20,000,000 - 24,510,747                3           68,312,380            37.4
--------------------------------------------------------------------------------
TOTAL:                                  19         $182,874,249           100.0%
--------------------------------------------------------------------------------
      Min: $1,946,360    Max: $24,510,747    Average: $9,624,960
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                   ORIGINAL TERM TO STATED MATURITY/ARD (MOS)
--------------------------------------------------------------------------------
                                       # OF          AGGREGATE
          RANGE OF                   MORTGAGE      CUT-OFF DATE           % OF
       ORIGINAL TERMS                 LOANS         BALANCE ($)          GROUP 2
--------------------------------------------------------------------------------
          60 - 60                        5           68,900,000            37.7%
          61 - 84                        2           10,495,609             5.7
          85 - 120                      11           94,184,022            51.5
         121 - 216                       1            9,294,618             5.1
--------------------------------------------------------------------------------
           TOTAL:                       19         $182,874,249           100.0%
--------------------------------------------------------------------------------
   Min: 60 mos.          Max: 216 mos.       Wtd. Avg.: 100mos.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                   REMAINING TERM TO STATED MATURITY/ARD (MOS)
--------------------------------------------------------------------------------
          RANGE OF                     # OF          AGGREGATE
         REMAINING                   MORTGAGE      CUT-OFF DATE           % OF
           TERMS                      LOANS         BALANCE ($)          GROUP 2
--------------------------------------------------------------------------------
          56 - 84                        7           79,395,609            43.4%
          85 - 119                      11           94,184,022            51.5
         120 - 215                       1            9,294,618             5.1
--------------------------------------------------------------------------------
TOTAL:                                  19         $182,874,249           100.0%
--------------------------------------------------------------------------------
  Min: 56 mos.           Max: 215 mos.       Wtd. Avg.: 98 mos.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                      CUT-OFF DATE LOAN-TO-VALUE RATIO (%)
--------------------------------------------------------------------------------
          RANGE OF                     # OF          AGGREGATE
        CUT-OFF DATE                 MORTGAGE      CUT-OFF DATE           % OF
         LTV RATIOS                   LOANS         BALANCE ($)          GROUP 2
--------------------------------------------------------------------------------
        66.5 - 69.9                      2           12,835,085             7.0%
        70.0 - 74.9                      3           37,858,579            20.7
        75.0 - 79.9                      9          105,120,385            57.5
        80.0 - 83.7                      5           27,060,201            14.8
--------------------------------------------------------------------------------
TOTAL:                                  19         $182,874,249           100.0%
--------------------------------------------------------------------------------
 Min: 66.5%    Max: 83.7%          Wtd. Average: 77.2%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                        ORIGINAL AMORTIZATION TERM (MOS)
--------------------------------------------------------------------------------
          RANGE OF
          ORIGINAL                     # OF          AGGREGATE
        AMORTIZATION                 MORTGAGE      CUT-OFF DATE           % OF
           TERMS                      LOANS         BALANCE ($)          GROUP 2
--------------------------------------------------------------------------------
         360 - 360                      19          182,874,249           100.0%
--------------------------------------------------------------------------------
TOTAL:                                  19         $182,874,249           100.0%
--------------------------------------------------------------------------------
  Min: 360 mos.     Max: 360 mos.       Wtd. Avg.: 360 mos.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                        REMAINING AMORTIZATION TERM (MOS)
--------------------------------------------------------------------------------
          RANGE OF
         REMAINING                     # OF          AGGREGATE
        AMORTIZATION                 MORTGAGE      CUT-OFF DATE           % OF
           TERMS                      LOANS         BALANCE ($)          GROUP 2
--------------------------------------------------------------------------------
         356 - 360                      19          182,874,249           100.0%
--------------------------------------------------------------------------------
TOTAL:                                  19         $182,874,249           100.0%
--------------------------------------------------------------------------------
  Min: 356 mos.     Max: 360 mos.       Wtd. Avg.: 359mos.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                     LOAN-TO-VALUE RATIO AT MATURITY/ARD (%)
--------------------------------------------------------------------------------
          RANGE OF                     # OF          AGGREGATE
        MATURITY/ARD                 MORTGAGE      CUT-OFF DATE           % OF
         LTV RATIOS                   LOANS         BALANCE ($)          GROUP 2
--------------------------------------------------------------------------------
        45.9 - 59.9                      2           12,835,085             7.0%
        60.0 - 69.9                      9           88,627,195            48.5
        70.0 - 75.6                      8           81,411,969            44.5
--------------------------------------------------------------------------------
TOTAL:                                  19         $182,874,249           100.0%
--------------------------------------------------------------------------------
 Min: 45.9%         Max: 75.6%     Wtd. Avg.: 68.0%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                         DEBT SERVICE COVERAGE RATIO (X)
--------------------------------------------------------------------------------
                                       # OF          AGGREGATE
          RANGE OF                   MORTGAGE      CUT-OFF DATE           % OF
           DSCRS                      LOANS         BALANCE ($)          GROUP 2
--------------------------------------------------------------------------------
        1.21 - 1.24                      4           23,766,360            13.0%
        1.25 - 1.29                      5           59,939,450            32.8
        1.30 - 1.34                      4           37,853,433            20.7
        1.35 - 1.44                      3           33,443,443            18.3
        1.45 - 1.52                      3           27,871,564            15.2
--------------------------------------------------------------------------------
           TOTAL:                       19         $182,874,249           100.0%
--------------------------------------------------------------------------------
  Min: 1.21x        Max: 1.52x      Wtd. Avg.: 1.33x
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                MORTGAGE RATE (%)
--------------------------------------------------------------------------------
                                       # OF          AGGREGATE
          RANGE OF                   MORTGAGE      CUT-OFF DATE           % OF
       MORTGAGE RATES                 LOANS         BALANCE ($)          GROUP 2
--------------------------------------------------------------------------------
       4.920 - 4.999                     3           53,080,000            29.0%
       5.250 - 5.499                     4           29,057,100            15.9
       5.500 - 5.599                     2            9,296,946             5.1
       5.600 - 5.749                     2           25,820,831            14.1
       5.750 - 5.999                     6           41,974,754            23.0
       6.000 - 7.250                     2           23,644,618            12.9
--------------------------------------------------------------------------------
           TOTAL:                       19         $182,874,249           100.0%
--------------------------------------------------------------------------------
 Min: 4.920%        Max: 7.250%     Wtd. Avg.: 5.560%
--------------------------------------------------------------------------------

This material is for your private information and none of Merrill Lynch, Pierce,
Fenner & Smith Incorporated, Banc of America Securities LLC, PNC Capital
Markets, Inc., CDC Securities or J.P. Morgan Securities Inc. (collectively, the
"Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where this material does not pertain to securities that are utlimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

                                       14

MERRILL LYNCH MORTGAGE TRUST 2004-BPC1

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2004-BPC1
--------------------------------------------------------------------------------

MORTGAGE POOL PREPAYMENT PROFILE
--------------------------------------------------------------------------------

                                                        % OF REMAINING
                                         AGGREGATE      MORTGAGE POOL   % OF REMAINING   % OF REMAINING
              MONTHS      NUMBER OF      REMAINING        BALANCE--      MORTGAGE POOL   MORTGAGE POOL
               SINCE       MORTGAGE      PRINCIPAL         LOCKOUT/     BALANCE--YIELD     BALANCE--
   DATE    CUT-OFF DATE     LOANS         BALANCE(1)     DEFEASANCE(2)    MAINTENANCE         OPEN          TOTAL
--------------------------------------------------------------------------------------------------------------------

 May-05         6            95       $1,241,233,090        100.00%           0.00%           0.00%         100.00%
 May-06        18            95        1,229,912,390        100.00            0.00            0.00          100.00
 May-07        30            95        1,215,845,911         99.54            0.46            0.00          100.00
 May-08        42            95        1,199,761,153         97.48            2.52            0.00          100.00
 May-09        54            95        1,182,188,705         89.15            2.52            8.33          100.00
 May-10        66            82          981,133,647         95.14            4.86            0.00          100.00
 May-11        78            82          965,097,466         95.14            4.86            0.00          100.00
 May-12        90            76          783,899,815         95.40            4.60            0.00          100.00
 May-13        102           76          766,606,094         95.39            4.61            0.00          100.00
 May-14        114           76          748,262,022         53.60            2.89           43.51          100.00
 May-15        126            3           18,622,009        100.00            0.00            0.00          100.00
 May-16        138            3           17,844,975        100.00            0.00            0.00          100.00
 May-17        150            3           17,013,187        100.00            0.00            0.00          100.00
 May-18        162            3           16,126,364        100.00            0.00            0.00          100.00
 May-19        174            3           15,180,835        100.00            0.00            0.00          100.00
 May-20        186            1            7,055,193        100.00            0.00            0.00          100.00
 May-21        198            1            6,804,281        100.00            0.00            0.00          100.00
 May-22        210            1            6,534,290        100.00            0.00            0.00          100.00
 May-23        222            0                    0          0.00            0.00            0.00            0.00

---------------------
(1) Calculated assuming that no mortgage loan prepays, defaults or is repurchased prior to stated maturity. Otherwise calculated based on Modeling
    Assumptions to be described in the prospectus supplement.
(2) Mortgage loans included in this category are locked out from prepayment, but may include periods during which defeasance is permitted.

TEN LARGEST MORTGAGE LOANS OR GROUPS OF CROSS-COLLATERALIZED MORTGAGE LOANS
--------------------------------------------------------------------------------
The following table and summaries describe the ten largest mortgage loans or groups of cross-collateralized mortgage loans in the mortgage pool as measured by cut-off date principal balance:

----------------------------------------------------------------------------------------
                                                   NUMBER OF
                                                   MORTGAGE
                                                    LOANS/                       SHADOW
                                 MORTGAGE          MORTGAGED    CUT-OFF DATE     RATING
                                   LOAN     LOAN     REAL         PRINCIPAL      FITCH/
            LOAN NAME             SELLER   GROUP  PROPERTIES      BALANCE(1)     S&P(2)
----------------------------------------------------------------------------------------

 Bank of America Center ........ BOA         1        1/1      $ 130,000,000     AA/AAA
 Lodgian Portfolio 2  .......... MLML        1        1/9         70,536,870      NAP
 U-Haul Portfolio(6) ........... MLML        1       2/34         58,303,184      NAP
 Dallas Market Center .......... BOA         1        1/1         49,875,580    AAA/AAA
 Mall 205 ...................... MLML        1        1/1         44,000,000      NAP
 Sun Communities Portfolio 7
  Crossed Pool(8) .............. BOA         1        5/7         39,822,062      NAP
 Worldgate Centre .............. CDCMC       1        1/1         39,363,219      NAP
 Sun Communities Portfolio 6
  Crossed Pool(10) ............. BOA         1        2/5         39,130,623      NAP
 Prium Office Portfolio ........ MLML        1       1/10         31,769,679      NAP
 Simon-Washington Square
  Mall ......................... BOA         1        1/1         30,693,522      NAP
                                                               -------------
 TOTAL/WEIGHTED AVERAGE ........                               $ 533,494,738

------------------------------------------------------------------------------------------------------
                                    % OF
                                   INITIAL                                LOAN                CUT-OFF
                                  MORTGAGE                              BALANCE                DATE
                                    POOL       PROPERTY      PROPERTY     PER                   LTV
            LOAN NAME              BALANCE       TYPE         SIZE3     SF/UNIT      DSCR      RATIO
------------------------------------------------------------------------------------------------------

 Bank of America Center ........     10.4%      Office      1,780,748      234(4)    2.21(5)    49.3(5)
 Lodgian Portfolio 2 ...........      5.7%    Hospitality       1,484   47,532       1.64       72.9
 U-Haul Portfolio(6) ...........      4.7%   Self Storage   1,798,499       32       1.59       65.3
 Dallas Market Center ..........      4.0%       Other      3,179,069       36(7)    2.37(5)    51.0(5)
 Mall 205 ......................      3.5%      Retail        305,103      144       1.26       80.0
 Sun Communities Portfolio 7
  Crossed Pool(8) ..............      3.2%       MHC(9)         1,814   21,953       1.30       76.4
 Worldgate Centre ..............      3.2%      Retail        229,410      172       1.64       67.6
 Sun Communities Portfolio 6
  Crossed Pool(10) .............      3.1%       MHC(9)         1,518   25,778       1.27       72.7
 Prium Office Portfolio ........      2.5%      Office        287,921      110       1.30       75.9
 Simon-Washington Square
  Mall .........................      2.5%      Retail        398,887       77       1.25       68.2
                                     ----                                            ----       ----
 TOTAL/WEIGHTED AVERAGE ........     42.8%                                           1.72       64.6

---------------------
(1)  In the case of each cross-collateralized mortgage loan group, the aggregate cut-off date principal balance of the mortgage loans making up that group.
(2)  Fitch, Inc. and Standard & Poor's Ratings Services have indicated that, in accordance with their respective methodologies, the credit characteristics of the related loan(s), are consistent with the characteristics of the applicable rated obligation.
(3)  Property size is indicated in pads (for manufactured housing community properties), rooms (for hospitality properties) and square feet (for office, self storage and retail properties).
(4)  Based on total principal balance of the loans, including those not included in the trust fund, comprising the related pari passu loan group, exclusive of the $103,000,000 subordinate component of the $253,000,000 A-1 note.
(5)  Such ratios with respect to the Bank of America Center Loan Group and the
     Dallas Market Center Loan Group are based on the aggregate indebtedness of the related Pari Passu Loan Group and exclude the related Junior Portion.
(6)  The U-Haul Portfolio 1 Loan and the U-Haul Portfolio 2 Loan are
     collectively referred to as the U-Haul Portfolio Loans.
(7)  Based on total principal balance of the loans, including those not included in the trust fund, comprising the related pari passu loan group, exclusive of the $26,972,280 subordinate component of the $92,808,045 A-1 note.
(8)  The Sun Communities Portfolio 7 Loan, Sun Communities-Continental North
     Loan, Sun Communities-Continental Estates Loan, Sun Communities-Davison
     Estates Loan and Sun Communities-Forest Meadows Loan are collectively referred to as the Sun Communities Portfolio 7 Crossed Pool Loans.
(9)  Manufactured housing community.
(10) The Sun Communities Portfolio 6 Loan and Sun Communities-Woods Edge Loan
     are collectively referred to as the Sun Communities Portfolio 6 Crossed
     Pool Loans.

This material is for your private information and none of Merrill Lynch, Pierce,
Fenner & Smith Incorporated, Banc of America Securities LLC, PNC Capital
Markets, Inc., CDC Securities or J.P. Morgan Securities Inc. (collectively, the
"Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where this material does not pertain to securities that are utlimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

                                       15

                     [THIS PAGE INTENTIONALLY LEFT BLANK.]

MERRILL LYNCH MORTGAGE TRUST 2004-BPC1

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2004-BPC1
--------------------------------------------------------------------------------

BANK OF AMERICA CENTER

                       [PHOTO OF BANK OF AMERICA CENTER]

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
Number of Mortgaged Real Properties                                            1
Location (City/State)                                          San Francisco, CA
Property Type                                                             Office
Size (Sq. Ft.)                                                         1,780,748
Percentage Occupancy as of June 1, 2004                                    93.7%
Year Built                                                    1921 / 1969 / 1971
Appraised Value                                                  $845,000,000(1)
# of Tenants                                              35 Office/11 Retail(2)
Average Rent Per Square Foot                            $48 Office/$47 Retail(2)
Underwritten Occupancy                                                     93.8%
Underwritten Revenues                                                $95,289,720
Underwritten Total Expenses                                          $33,245,580
Underwritten Net Operating Income (NOI)                              $62,044,141
Underwritten Net Cash Flow (NCF)                                     $58,464,170
--------------------------------------------------------------------------------

                        [PHOTO OF BANK OF AMERICA CENTER]

--------------------------------------------------------------------------------
                            MORTGAGE LOAN INFORMATION
--------------------------------------------------------------------------------
 Mortgage Loan Seller                                                        BOA
 Loan Group                                                                    1
 Origination Date                                              September 2, 2004
 Cut-off Date Principal Balance for Loan Group                   $417,000,000(3)
 Cut-off Date Principal Balance for A-2 Note                        $130,000,000
 Cut-off Date Loan Balance Per SF/Unit                                   $234(3)
 Percentage of Initial Mortgage Pool Balance                               10.4%
 Number of Mortgage Loans                                                      1
 Type of Security (fee/leasehold)                                            Fee
 Mortgage Rate on Loan Group (including the
      Junior Portion)                                                     5.080%
 Mortgage Rate on A-2 Note                                                4.867%
 Amortization Type                                                 Interest only
 IO Period (Months)                                                           84
 Original Term to Maturity (Months)                                           84
 Original Amortization Term (Months)                                           0
 Shadow Rating                                                         AA/AAA(4)
 Lockbox                                                                 Hard(5)
 Cut-off Date LTV Ratio(3,6)                                               49.3%
 LTV Ratio at Maturity(3,6)                                                49.3%
 Underwritten DSCR on NOI(3,7)                                             2.34x
 Underwritten DSCR on NCF(3,8)                                             2.21x
--------------------------------------------------------------------------------

---------------------
(1)  The as stabilized value is expected to be $862,000,000 as of September 1,
     2005.
(2)  Information obtained from underwritten rent roll and borrower.
(3)  Based on the aggregate principal balance of the senior notes evidencing the
     Bank of America Center Loan Group but excluding the $103,000,000 junior portion of the $253,000,000 A-1 note.
(4)  Fitch, Inc. and Standard & Poor's Ratings Services have indicated that in accordance with their respective methodologies, the credit characteristics of the Bank of America Center Mortgage Loan are consistent with the characteristics of AA/AAA obligations, respectively.
(5)  The Bank of America Center Mortgage Loan is structured with a lockbox account and a cash management account under the control of the lender into which the related borrower has irrevocably authorized the lender to transfer on each business day by wire transfer all collected and available balances in the lockbox account and cash management account to be held until disbursed by the lender on each scheduled monthly payment day pursuant to payment priorities set forth under the related mortgage loan documents. If an event of default under the related mortgage loan documents has occurred and is continuing, the related borrower has irrevocably authorized the lender to make any and all withdrawals from the lockbox account and cash management account and transfer between any of the escrow reserve accounts as the lender has determined in its sole and absolute discretion.
(6)  If the junior portion had been included in the calculation, the resulting
     Cut-off Date LTV Ratio and/or LTV at maturity would have been 61.5%.
(7)  The loan is interest-only for its entire term. If debt service had been calculated on such interest-only payments, the resulting Underwritten DSCR on NOI would have been approximately 3.01x. If the DSCR had been calculated based on interest-only payments and the junior portion had been included in the calculation, then the resulting Underwritten DSCR on NOI would have been approximately 2.32x.
(8)  The loan is interest-only for its entire term. If debt service payments had been calculated on such interest-only payment, the resulting Underwritten
     DSCR on NCF would have been approximately 2.84x. If the DSCR had been calculated based on interest-only payments and the junior portion had been included in the calculation, then the resulting Underwritten DSCR on NCF would have been approximately 2.18x.

This material is for your private information and none of Merrill Lynch, Pierce,
Fenner & Smith Incorporated, Banc of America Securities LLC, PNC Capital
Markets, Inc., CDC Securities or J.P. Morgan Securities Inc. (collectively, the
"Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where this material does not pertain to securities that are utlimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

                                       16

MERRILL LYNCH MORTGAGE TRUST 2004-BPC1

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2004-BPC1
--------------------------------------------------------------------------------

                    [MAP OF BANK OF AMERICA CENTER OMITTED]

This material is for your private information and none of Merrill Lynch, Pierce,
Fenner & Smith Incorporated, Banc of America Securities LLC, PNC Capital
Markets, Inc., CDC Securities or J.P. Morgan Securities Inc. (collectively, the
"Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where this material does not pertain to securities that are utlimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

                                       17

MERRILL LYNCH MORTGAGE TRUST 2004-BPC1

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2004-BPC1
--------------------------------------------------------------------------------

THE LOAN. The mortgage loan (the "Bank of America Center Loan") is evidenced by one of a series of notes secured by a first mortgage encumbering a Class A central business district office complex located in San Francisco, California
(the "Bank of America Center Property"). The Bank of America Center Loan, also referred to as the "A-2 note" for purposes of this discussion, has a principal balance of $130,000,000 as of the cut-off date (shadow rated "AAA" and "AA" by
S&P and Fitch, respectively), is pari passu with a $150,000,000 senior portion of a $253,000,000 A-1 note and with a $137,000,000 A-3 note. The other senior notes, the senior portion of the A-1 note in the amount of $150,000,000 and the
A-3 note in the amount of $137,000,000, have the same interest rate, maturity date, and amortization term as the Bank of America Center Loan and are held outside of the trust. The remaining $103,000,000 of the A-1 note balance (the junior portion) is subordinate to the senior portion of the A-1 note, the entire A-2 note and the entire A-3 note. There is also $230,000,000 of mezzanine debt. The Bank of America Center Loan represents approximately 10.4%
of the initial mortgage pool balance and approximately 12.2% of the initial loan group 1 balance. The Bank of America Center Loan was originated on
September 2, 2004 and has a principal balance as of the cut-off date of approximately $520,000,000. The Bank of America Center Loan has a remaining term of 82 months to its maturity date of September 1, 2011. The Bank of
America Center Loan may be prepaid on or after June 1, 2011, and permits defeasance with United States government obligations beginning two years after the creation of the securitization trust into which the A-3 note is placed.

THE BORROWER. The borrower, 555 California Owners LLC (the "Bank of America
Center Borrower"), is a single-purpose, bankruptcy-remote entity with two independent directors, for which the Bank of America Center Borrower's legal counsel has delivered a non-consolidation opinion at loan closing. The Bank of
America Center Borrower is owned 100% in succession by five mezzanine ownership entities (555 California Mezz-1 LLC, 555 California Mezz-2 LLC, 555 California
Mezz-3 LLC, 555 California Mezz-4 LLC, and 555 California Mezz-5 LLC,
respectively), each a Delaware limited liability company. 555 California Street
LLC is owned: 2% by two entities, Shorenstein Capital 555 LLC and Shorenstein
555 California LLC, controlled and owned by Shorenstein Company LLC; and 98%
owned by two entities, Giants Equities LLC and Warrior Equities LLC, controlled by Mark Karasick, a Borrower Principal, and wholly owned by Mark Karasick, IPC
(US), Inc. ("IPC"), and certain other investors. It is anticipated that such
98% owners or their affiliates will eventually acquire the other 2% from the
Shorenstein owners. David Yisrael is also a Borrower Principal. Mark Karasick has been a New York City-based real estate syndicator for the past 15 years.
IPC is a subsidiary of the Toronto, Canada-based IPC US REIT. IPC US REIT beneficially owns an 89.0% economic interest in IPC (US), Inc. IPC has ownership interests in, and manages, 32 buildings in the United States (26 office and six retail) containing a total of 7.6 million square feet of rentable space. As a San Francisco-based private owner and operator of Class A office buildings in the United States with a portfolio of more than 17 million square feet, Shorenstein Company LLC, through its affiliates, has owned and managed the Bank of America Center Property for over 15 years.

THE PROPERTY. The Bank of America Center Property consists of the fee simple interest in a 1,780,748 square foot Class A central business district office complex. The collateral is comprised of three buildings: (1) 555 California
Street, a 1,488,619 square foot, 52-story Class A office building with retail constructed in 1969; (2) 315 Montgomery Street, a 228,160 square foot, 16-story
Class B office building with street level retail constructed in 1921 and renovated for approximately $26 million in 1996; and (3) 345 Montgomery Street, a 63,969 square foot, three-story Bank of America branch constructed in 1971.
The complex has on-site parking for 450 cars in a three level subterranean garage. The collateral is situated on approximately 2.8 acres in the North of
Market Area Financial District in downtown San Francisco, California. At underwriting, the Bank of America Center Property was 93.8% leased to 35 office tenants at an average rent of $48.41 per square foot (full service gross) and
11 retail tenants at an average rent of $47.49 per square foot (NNN).

The Bank of America Center Borrower, at its sole cost and expense, is required to keep the Bank of America Center Property insured against loss or damage by fire and other risks addressed by coverage of a comprehensive all risk insurance policy. Each of the insurance policies required under the Bank of
America Center Loan must contain clauses or endorsements to the effect that the related policy does not have an exclusion for acts of terrorism or similar acts of sabotage.

The following table presents certain information relating to the major tenants at the Bank of America Center Property.

                                                              TENANT(1)
-----------------------------------------------------------------------------------------------------------------------------------
                                                                   CREDIT
                                                                  RATINGS            SQUARE      % OF     BASE RENT      LEASE
          TENANT NAME                   PARENT COMPANY        FITCH/S&P/MOODY'S(2)    FEET       NRA         PSF      EXPIRATION
-----------------------------------------------------------------------------------------------------------------------------------

 Bank of America, N.A. ........   Bank of America Corporation     AA-/A+/Aa2         662,524    37.2%      $ 41.59     9/30/2015(3)
 Goldman, Sachs & Co. .........  The Goldman Sachs Group, Inc     AA-/A+/Aa3          90,504     5.1%      $ 60.83     8/31/2010
 Morgan Stanley & Co ..........         Morgan Stanley            AA-/A+/Aa3          85,347     4.8%      $ 65.88    10/31/2011
-----------------------------------------------------------------------------------------------------------------------------------

---------------------
(1)  Information obtained from underwritten rent roll except credit ratings.
(2)  Ratings provided for the entity listed in the "parent company" column whether or not the parent company guarantees the lease.
(3)  Excluding one lease for 3,480 square feet representing 0.5% of the total
     Bank of America leased space.

This material is for your private information and none of Merrill Lynch, Pierce,
Fenner & Smith Incorporated, Banc of America Securities LLC, PNC Capital
Markets, Inc., CDC Securities or J.P. Morgan Securities Inc. (collectively, the
"Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where this material does not pertain to securities that are utlimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

                                       18

MERRILL LYNCH MORTGAGE TRUST 2004-BPC1

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2004-BPC1
--------------------------------------------------------------------------------

The following table presents certain information relating to the lease rollover schedule at the Bank of America Center Property.

------------------------------------------------------------------------------------------------------------------------------------
                                                       LEASE ROLLOVER SCHEDULE(1)
                                                       --------------------------

                      NUMBER     SQUARE      % OF                  % OF BASE    CUMULATIVE  CUMULATIVE    CUMULATIVE   CUMULATIVE %
                    OF LEASES     FEET        GLA        BASE RENT    RENT      SQUARE FEET   % OF NRA     BASE RENT   OF BASE RENT
       YEAR         EXPIRING(2) EXPIRING   EXPIRING      EXPIRING   EXPIRING      EXPIRING    EXPIRING     EXPIRING      EXPIRING
------------------------------------------------------------------------------------------------------------------------------------

 Vacant ..........     NAP       111,178      6.2%         NAP         NAP         111,178       6.2%        NAP            NAP
 2004 ............      16        14,689      0.8%     $   586,656     0.7%        125.867       7.1%     $   586,656       0.7%
 2005 ............      19        68,810      3.9%     $ 3,590,832     4.4%        194,677      10.9%     $ 4,177,488       5.2%
 20063............      25       201,448     11.3%(3)  $11,717,624    14.5%        396,125      22.2%     $15,895,112      19.6%
 2007 ............       6        87,061      4.9%     $ 4,028,880     5.0%        483,186      27.1%     $19.923,992      24.6%
 2008 ............       7        52,236      2.9%     $ 2,631,923     3.2%        535,422      30.0%     $22,555,914      27.8%
 2009 ............      19       116,600      6.5%     $ 3,843,736     4.7%        652,022      36.5%     $26,399,650      32.6%
 2010 ............      12       137,126      7.7%     $ 8,943,889    11.0%        789,148      44.2%     $35,343,539      43.6%
 2011 ............       7       121,002      6.8%     $ 9,635,731    11.9%        910,150      51.0%     $44,979,270      55.5%
 2013 ............       4        64,516      3.6%     $ 3,132,905     3.9%        974,666      54.6%     $48,112,175      59.4%
 2014 ............       1        24,817      1.4%     $   992,680     1.2%        999,438      56.0%     $49,104,855      60.6%
 Thereafter ......      28       784,564     44.0%     $31,926,843    39.4%      1,784,047       100%     $81,031,698       100%
------------------------------------------------------------------------------------------------------------------------------------
 TOTAL ...........     144     1,784,047       100%    $81,031,698     100%      1,784,047       100%      81,031,698       100%
------------------------------------------------------------------------------------------------------------------------------------

THE MARKET(4). The Bank of America Center Property is located in the Financial
District of downtown San Francisco, San Francisco County, California.
Population growth in San Francisco County exhibited a 1.5% increase between
1990 and 2003 with a total population of 751,700 as of 2003. The County is projected to grow at an annual rate of 0.3% through 2008 to an estimated population of 763,700. Major economic drivers and employment sectors in the area are financial activities, professional & business services, and leisure &
hospitality. The largest employers in San Francisco County are University of
California, San Francisco (8,600), Wells Fargo & Company (7,300), Bank of
America Corporation (5,900), AT&T (5,200), and UCSF Medical Center (5,000).

The San Francisco office market inventory contains 71.0 million square feet of space, which ranks the market among the top ten in the nation. The majority of
San Francisco's office space, 48.2 million square feet or two-thirds of the total inventory, is located in its two central business district sub-markets:
North of Market Area ("NOMA") Financial District sub-market and South of Market
Area ("SOMA") Financial District sub-market. The Bank of America Center
Property is located in the North of Market Area Financial District on a full block site bounded by California Street to the north, Montgomery Street to the east, Pine Street to the south, and Kearny Street to the west.

---------------------
(1)  Information obtained from underwritten rent roll.
(2)  For purposes of this column, each leased tenant space was considered a separate lease even if multiple tenant spaces were covered under the same lease.
(3)  Shearman and Sterling is currently on the rent roll for 46,275 square feet of space. Sidley Austin Brown & Wood has signed a lease for such square footage after Shearman and Sterling vacates.
(4)  Certain information is from the third party appraisal. The appraisal relies upon many assumptions, and no representation is made as to the accuracy of the assumptions underlying the appraisal.

This material is for your private information and none of Merrill Lynch, Pierce,
Fenner & Smith Incorporated, Banc of America Securities LLC, PNC Capital
Markets, Inc., CDC Securities or J.P. Morgan Securities Inc. (collectively, the
"Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where this material does not pertain to securities that are utlimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

                                       19

MERRILL LYNCH MORTGAGE TRUST 2004-BPC1

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2004-BPC1
--------------------------------------------------------------------------------

ESCROWS. The following escrow/reserve accounts have been established with respect to Bank of America Center Loan:

--------------------------------------------------------
                   ESCROWS / RESERVES
                   ------------------

  TYPE:                          INITIAL       MONTHLY
--------------------------------------------------------
  Taxes ....................  $  5,023,137    $ 837,190
  Insurance ................  $          0    $ 212,272
  Immediate Repairs ........  $    389,250    $       0
  Capital Expenditures .....  $  6,175,000    $  40,856
  Leasing Reserve ..........  $ 10,000,000    $ 148,566
--------------------------------------------------------

PROPERTY MANAGEMENT. Shorenstein Realty Services, L.P., an affiliate of the
Bank of America Center Borrower, manages the subject property. Headquartered in
San Francisco, CA, and in business for over 80 years, Shorenstein Realty
Services is the wholly owned property services affiliate of Shorenstein Company
LLC, a private owner and operator of Class A office buildings in the United
States with a portfolio of more than 17 million square feet. Founded in the
1920's as a brokerage and management company, Shorenstein Company is engaged in all aspects of office building investment, development, financing, leasing, construction, and management. Since the early 1960's, the company has been an active investor in office projects. Shorenstein Realty Services provides leasing, management and construction services to all of Shorenstein Company's properties.

This material is for your private information and none of Merrill Lynch, Pierce,
Fenner & Smith Incorporated, Banc of America Securities LLC, PNC Capital
Markets, Inc., CDC Securities or J.P. Morgan Securities Inc. (collectively, the
"Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where this material does not pertain to securities that are utlimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

                                       20

                     [THIS PAGE INTENTIONALLY LEFT BLANK.]

MERRILL LYNCH MORTGAGE TRUST 2004-BPC1

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2004-BPC1
--------------------------------------------------------------------------------

LODGIAN PORTFOLIO 2

                       [LODGIAN PORTFOLIO 2 PHOTO OMITTED]

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
Number of Mortgaged Properties                                                 9
Location (City/State)                                                  See table
Property Type                                                        Hospitality
Size (Rooms)                                                               1,484
Percentage Occupancy as of June 30, 2004                                   67.6%
Year Built                                                             See table
Appraised Value                                                      $96,800,000
Underwritten Occupancy                                                     67.6%
Underwritten Revenues                                                $45,001,800
Underwritten Total Expenses                                          $33,718,927
Underwritten Net Operating Income (NOI)                              $11,282,874
Underwritten Net Cash Flow (NCF)                                     $ 9,482,802
--------------------------------------------------------------------------------

                       [LODGIAN PORTFOLIO 2 PHOTO OMITTED]

--------------------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------------------
Mortgage Loan Seller                                                        MLML
Loan Group                                                                     1
Origination Date                                                 October 1, 2004
Cut-off Date Principal Balance                                       $70,536,874
Cut-off Date Loan Balance Per Key                                    $ 47,531.58
Percentage of Initial Mortgage Pool Balance                                 5.7%
Number of Mortgage Loans                                                       1
Type of Security (fee/leasehold)                                             6/3
Mortgage Rate                                                             6.577%
IO Period (Months)                                                             0
Amortization Type                                                        Balloon
Original Term to Maturity (Months)                                            57
Original Amortization Term (Months)                                          297
Lockbox                                                                  Hard(1)
Cut-off Date LTV Ratio                                                     72.9%
LTV Ratio at Maturity                                                      66.8%
Underwritten DSCR on NOI                                                   1.95x
Underwritten DSCR on NCF                                                   1.64x
--------------------------------------------------------------------------------

---------------------
(1)  The loan is structured with a lockbox account into which all revenues from the properties are required to be deposited. Following funding of reserve accounts for impositions and insurance, monthly servicing fees and debt service, a reserve for furniture, fixtures and equipment ("FF&E"), a reserve for monthly operating expenses per budget and the mezzanine loan debt service reserve (provided that no Cash Trap Trigger Event or event of default has occurred and is continuing) remaining amounts in the lockbox are required to be paid to borrowers. Upon the occurrence of a Cash Trap
     Trigger Event, amounts remaining in the lockbox account after funding all reserves are swept into a cash trap reserve account controlled by the lender. Amounts funded into the reserve for operating expenses shall be released to the borrowers on a daily basis in accordance with the applicable approved budget. A "Cash Trap Trigger Event" occurs as of the end of any calendar quarter when the debt yield (net cash flow divided by the outstanding principal amount of the loan and 26.10% of the principal balance of the mezzanine loan) is less than the minimum debt yield (year 1
     -- 9%; year 2 -- 10%; year 3 -- 11%; year 4 -- 12%; and year 5 -- 13%) for the trailing twelve month period, and will continue to exist until the minimum debt yield test is satisfied for three consecutive calendar quarters (on a trailing twelve month basis). During a Cash Trap Trigger
     Event, borrower has access to the reserve established for replacement of
     FF&E provided that appropriate reporting requirements are satisfied and all amounts are expended in accordance with the applicable FF&E budget approved by lender.

This material is for your private information and none of Merrill Lynch, Pierce,
Fenner & Smith Incorporated, Banc of America Securities LLC, PNC Capital
Markets, Inc., CDC Securities or J.P. Morgan Securities Inc. (collectively, the
"Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where this material does not pertain to securities that are utlimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

                                       21

MERRILL LYNCH MORTGAGE TRUST 2004-BPC1

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2004-BPC1
--------------------------------------------------------------------------------

                      [MAP OF LODGIAN PORTFOLIO 2 OMITTED]

This material is for your private information and none of Merrill Lynch, Pierce,
Fenner & Smith Incorporated, Banc of America Securities LLC, PNC Capital
Markets, Inc., CDC Securities or J.P. Morgan Securities Inc. (collectively, the
"Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where this material does not pertain to securities that are utlimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

                                       22

MERRILL LYNCH MORTGAGE TRUST 2004-BPC1

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2004-BPC1
--------------------------------------------------------------------------------

THE LOAN. The mortgage loan (the "Lodgian Portfolio 2 Loan") is secured by a first mortgage loan on the fee interest in four full service hotels, one limited service hotel and one extended stay service hotel and leasehold interests in three full service hotels (each, a "Lodgian Portfolio 2 Property"
and collectively the "Lodgian Portfolio 2 Properties") totaling 1,484 rooms.
The Lodgian Portfolio 2 Loan represents approximately 5.7% of the initial mortgage pool balance and approximately 6.6% of the initial loan group 1 balance. The Lodgian Portfolio 2 Loan was originated on June 25, 2004, and amended and restated as of October 1, 2004, and has a principal balance as of the cut-off date of $70,536,870.16. The Lodgian Portfolio 2 Loan has a remaining term of 56 months and a scheduled maturity date of July 1, 2009. The
Lodgian Portfolio 2 Loan may be prepaid on or after May 1, 2009, and permits defeasance with United States government obligations beginning two years after the securitization of the Lodgian Portfolio 2 Loan.

THE BORROWER. The borrowers (the "Lodgian Portfolio 2 Borrowers") are eight special purpose entities (see table below), owned and controlled indirectly by
Lodgian, Inc. (AMEX: LGN). Legal counsel to the borrowers delivered a non-consolidation opinion in connection with the origination of the Lodgian
Portfolio 2 Loan. Lodgian, Inc. ("Lodgian" or the "Sponsor") was formed as a new parent company in conjunction with the merger of Servico, Inc. and Impac
Hotel Group, LLC in December 1998. Servico was incorporated in Delaware in 1956 and was an owner and operator of hotels under a series of different entities.
Impac was a private hotel ownership, management and development company organized in Georgia in 1997 through a reorganization of predecessor entities.

The Sponsor and substantially all of its subsidiaries that owned hotels filed for voluntary reorganization under Chapter 11 of the Bankruptcy Code on
December 20, 2001. At the time of the filing, the portfolio consisted of 106 hotels. Lodgian emerged from Chapter 11 in two phases; first, 78 hotels emerged from Chapter 11 on November 25, 2002, then 18 hotels emerged from Chapter 11 on
May 22, 2003. As of August 12, 2004, Lodgian and its affiliates own interests in approximately 87 hotels. As of August 12, 2004, Lodgian's total market capitalization was approximately $238 million.

THE PROPERTIES. The Lodgian Portfolio 2 Loan is collateralized by 9 properties containing a total of 1,484 rooms. The properties are located in 8 states and are operated under franchises obtained from nationally recognized hotel brands.
The following tables present certain information relating to the Lodgian
Portfolio 2 Properties.

------------------------------------------------------------------------------------------------------------------------------------
                                                     PORTFOLIO PROPERTIES
------------------------------------------------------------------------------------------------------------------------------------

                                                                       CUT-OFF DATE     YEAR BUILT /
                                                                        ALLOCATED          YEAR
                PROPERTY NAME            PROPERTY LOCATION     ROOMS     BALANCE         RENOVATED              BORROWER
------------------------------------------------------------------------------------------------------------------------------------

 Crowne Plaza - Albany .................     Albany, NY         384    $23,223,297       1981/2001          Albany Hotel, Inc.
 Holiday Inn - BWI Airport .............    Linthicum, MD       259    $21,251,442       1973/2000    Lodgian Hotels Fixed II, Inc.
 Residence Inn - Dedham ................     Dedham, MA         81     $ 5,529,356          1998       Dedham Lodging Associates I,
                                                                                                            Limited Partnership
 Courtyard by Marriott - Tulsa .........      Tulsa, OK         122    $ 5,016,734          1997             Lodgian Tulsa LLC
 Courtyard by Marriott - Lafayette .....    Lafayette, LA       90     $ 5,897,648          1997           Lodgian Lafayette LLC
 Holiday Inn - Pittsburgh ..............   Pittsburgh, PA       201    $ 3,571,437       1972/2001    Apico Inns of Green Tree, Inc.
 Marriott Fairfield Inn - Augusta ......     Augusta, GA        117    $ 2,189,844          1990            Lodgian Augusta LLC
 Holiday Inn - York ....................      York, PA          100    $ 2,463,575       1970/1999     AMI Operating Partners, L.P.
 Holiday Inn - E. Hartford .............  East Hartford, CT     130    $ 1,393,537       1974/2001     AMI Operating Partners, L.P.
------------------------------------------------------------------------------------------------------------------------------------
 TOTAL .................................                       1,484   $70,536,870
------------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------
                                          OPERATIONAL STATISTICS
----------------------------------------------------------------------------------------------------------
                                                                                     TRAILING
                                                                                    12-MONTH
                                      2000        2001        2002        2003      JUNE 2004        UW
----------------------------------------------------------------------------------------------------------

  Average Daily Rate (ADR)(1)....    $87.63      $88.68      $87.04      $88.13       $88.16       $90.68
  Occupancy%(1) .................    69.4%       65.9%       68.8%       66.5%        67.6%        67.6%
  RevPAR(1) .....................    $60.81      $58.44      $59.88      $58.57       $59.56       $61.26
----------------------------------------------------------------------------------------------------------

---------------------
(1)  As provided by the Lodgian Portfolio 2 Borrowers.

This material is for your private information and none of Merrill Lynch, Pierce,
Fenner & Smith Incorporated, Banc of America Securities LLC, PNC Capital
Markets, Inc., CDC Securities or J.P. Morgan Securities Inc. (collectively, the
"Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where this material does not pertain to securities that are utlimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

                                       23

MERRILL LYNCH MORTGAGE TRUST 2004-BPC1

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2004-BPC1
--------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------
                                      PENETRATION INDICES(1)
-------------------------------------------------------------------------------------------------
 PROPERTY NAME                                  ADR INDEX      OCCUPANCY INDEX      REVPAR INDEX
-------------------------------------------------------------------------------------------------

 Crowne Plaza - Albany .....................       96%              101%                97%
 Holiday Inn - BWI Airport .................       92%              108%                99%
 Residence Inn - Dedham ....................      108%              128%                139%
 Courtyard by Marriott - Tulsa .............      115%              110%                126%
 Courtyard by Marriott - Lafayette .........      132%              122%                161%
 Holiday Inn - Pittsburgh ..................      102%              109%                111%
 Marriott Fairfield Inn - Augusta ..........      105%               91%                95%
 Holiday Inn - York ........................       99%              104%                102%
 Holiday Inn - E. Hartford .................       96%              104%                100%
-------------------------------------------------------------------------------------------------
 WEIGHTED AVERAGE ..........................      100%              106%                106%
-------------------------------------------------------------------------------------------------

THE MARKET.(2) The Crowne Plaza property is located at 30 Lodge Street in the city of Albany, in Albany County, New York in the Albany Metropolitan
Statistical Area (MSA). The subject property is in the southwest quadrant of
State and Lodge Streets in downtown Albany. According to the STAR Report, the
June 2004 trailing twelve-month (TTM) average for the competitive set in occupancy, average daily room rate and RevPAR was 71.8%, $109.34 and $78.56, respectively.

The Holiday Inn BWI Airport property is located at 890 Elkridge Landing Road in
Linthicum, MD in the Baltimore MSA. The subject property is in the community of
Linthicum, less than a mile from the BWI Airport terminal. According to the STAR
Report, the June 2004 TTM average for the competitive set in occupancy, average room rate and RevPAR was 74.4%, $103.23 and $76.82, respectively.

The Residence Inn Dedham property is located at 259 Elm Street in the city of
Dedham, in Norfolk County, Massachusetts in the Boston MSA. The subject property is approximately 23 miles south of downtown Boston. According to the STAR
Report, the June 2004 TTM average for the competitive set in occupancy, average room rate and RevPAR was 58.9%, $92.66 and $54.60, respectively.

The Courtyard by Marriott Tulsa property is located at 3340 South 79th East
Avenue in the city of Tulsa, in Tulsa County, Oklahoma in the Tulsa MSA. The
subject property is approximately five miles from the Tulsa International
Airport and approximately 10 miles from downtown Tulsa. According to the STAR
Report, the June 2004 TTM average for the competitive set in occupancy, average room rate and RevPAR was 58.0%, $61.85 and $35.90, respectively.

The Courtyard by Marriott Lafayette property is located at 214 East Kaliste
Saloom Road in the city of Lafayette, in Lafayette Parish, Louisiana in the
Lafayette, LA MSA. The subject property is approximately two miles southwest of
Lafayette Regional Airport and approximately three miles south of the center of
Lafayette. According to the STAR Report, the June 2004 TTM average for the competitive set in occupancy, average room rate and RevPAR 64.6%, $64.26 and
$41.53, respectively.

The Holiday Inn Pittsburgh property is located at 401 Holiday Drive in Allegheny
County, Pennsylvania in the Pittsburgh MSA. The subject property is approximately three miles southwest of downtown Pittsburgh and 15 miles east of
Pittsburgh International Airport. According to the STAR Report, the June 2004
TTM average for the competitive set in occupancy, average room rate and RevPAR was 46.3%, $69.86 and $32.34, respectively.

The Marriott Fairfield Inn Augusta property is located at 201 Boy Scout Road in the city of Augusta, in Richmond County, Georgia in the Augusta-Aiken MSA. The
subject property is about 1/2 mile west of Interstate 20 (the principal east-west artery in the MSA) and 6 miles northwest of downtown Augusta.
According to the STAR Report, the June 2004 TTM average for the competitive set in occupancy, average room rate and RevPAR was 58.4%, $55.71 and $32.55, respectively.

The Holiday Inn York property is located at 334 Arsenal Road in the city of
York, in York County, Pennsylvania in the York MSA. The subject property is located in the northern portion of the city of York in the Township of
Springettsbury. According to the STAR Report, the June 2004 TTM average for the competitive set in occupancy, average room rate and RevPAR was 57.1%, $73.32 and $41.87, respectively.

The Holiday Inn East Hartford property is located at 363 Roberts Street in
Hartford County, Connecticut in the Hartford MSA. The subject property is approximately two miles east of downtown Hartford. According to the STAR Report, the June 2004 TTM average for the competitive set in occupancy, average room rate and RevPAR was 62.5%, $81.96 and $51.23, respectively.

---------------------
(1)  Lodgian Portfolio 2 Properties ADR, Occupancy and RevPAR statistics as compared to Competitive Set ADR, Occupancy and RevPAR information obtained from Smith Travel Research's STAR Reports as of June 2004.
(2)  Certain information is from the third party appraisals. The appraisals rely upon many assumptions, and no representation is made as to the accuracy of the assumptions underlying the appraisals.

This material is for your private information and none of Merrill Lynch, Pierce,
Fenner & Smith Incorporated, Banc of America Securities LLC, PNC Capital
Markets, Inc., CDC Securities or J.P. Morgan Securities Inc. (collectively, the
"Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where this material does not pertain to securities that are utlimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

                                       24

MERRILL LYNCH MORTGAGE TRUST 2004-BPC1

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2004-BPC1
--------------------------------------------------------------------------------

ESCROWS/RESERVES. The following escrows/reserves have been established with respect to the Lodgian Portfolio 2 Loan:

----------------------------------------------------------------------
                          ESCROWS/RESERVES
                          ----------------

 TYPE:                                     INITIAL         MONTHLY
----------------------------------------------------------------------
  Taxes: ............................  $    300,000      $  82,600
  Insurance: ........................  $    538,200      $  46,200
  Ground Rent: ......................  $    482,542      $ 168,152
  Capital Expenditure / FF&E: .......  $  3,329,429(1)           4%(2)
  Environmental: ....................  $      1,238      $       0
----------------------------------------------------------------------

ADDITIONAL DEBT. A mezzanine loan (the "Lodgian Mezzanine Loan") in the amount of one hundred dollars ($100.00) was advanced by Merrill Lynch at the time of the closing of the Lodgian Portfolio 2 Loan. The Lodgian Mezzanine Loan is
secured by pledges of the ownership interests in the Lodgian Portfolio 2
Borrowers and the borrowing entities under three other fixed rate mortgage loans, one of which has been securitized (the "Lodgian Securitized Loan") and two of which Merrill Lynch still owns (the "Lodgian Future Securitized Loans"), advanced to affiliates of the Lodgian Portfolio 2 Borrowers by Merrill Lynch
simultaneously with the origination of the Lodgian Portfolio 2 Loan. Merrill
Lynch has the right to increase the Lodgian Mezzanine Loan balance in connection with a corresponding reduction in first mortgage debt across the Lodgian Future
Securitized Loans.

CASH TRAP RESERVE. Excess cash flow will be trapped in a cash trap reserve account if debt yield is less than (a) 9% during the first year of the Lodgian
Portfolio 2 Loan term, (b) 10% during the second year of the Lodgian Portfolio 2
Loan term, (c) 11% during the third year of the Lodgian Portfolio 2 Loan term,
(d) 12% during the fourth year of the Lodgian Portfolio 2 Loan term and (e) 13%
during the fifth year of the Lodgian Portfolio 2 Loan term. To avoid a cash trap, the Lodgian Portfolio 2 Borrowers may make a principal prepayment in an amount equal to the greater of (a) 1% of the aggregate outstanding principal balance of the Lodgian Portfolio 2 Loan and the Lodgian Mezzanine Loan and (b)
120% of the amount sufficient to cause the debt yield to equal the applicable minimum required debt yield. Prepayment consideration equal to the greater of 1%
of the amount being prepaid and yield maintenance on such amount shall be payable on any such principal prepayment made to avoid a cash trap. Amounts on deposit in the cash trap reserve may be applied, at the Lodgian Portfolio
Borrowers' election, to pay scheduled payments of principal and interest, not to exceed $525,000 in the aggregate under the Lodgian Portfolio 2 Loan and the allocable portion of the Lodgian Mezzanine Loan, or capital expenditures approved by the lender.

PROPERTY MANAGEMENT. Lodgian Management Corporation (the "Manager") is the
property manager for all of the Lodgian Portfolio 2 Properties. The Manager
manages Lodgian's approximately 87 hotels, with an aggregate of over 16,000 rooms, located in approximately 30 states and Canada. The Manager's hotels are primarily full-service properties that offer food and beverage services, meeting space and banquet facilities that compete in the midscale and upscale market segments of the lodging industry. The Manager operates all but three of its hotels under franchises obtained from nationally recognized hospitality franchisors. The Manager has subordinated the management agreements and its fees payable thereunder and agreed that the lender may terminate it as property manager with respect to any or all of the Lodgian Portfolio 2 Properties upon the occurrence of an event of default under the Lodgian Portfolio 2 Loan.

---------------------
(1)  Includes (i) immediate repair costs of $795,563 and (ii) capital improvements of $2,533,866.
(2)  Based on operating revenues generated from the Lodgian Portfolio 2
     Properties for the prior calendar month.

This material is for your private information and none of Merrill Lynch, Pierce,
Fenner & Smith Incorporated, Banc of America Securities LLC, PNC Capital
Markets, Inc., CDC Securities or J.P. Morgan Securities Inc. (collectively, the
"Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where this material does not pertain to securities that are utlimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

                                       25

                     [THIS PAGE INTENTIONALLY LEFT BLANK.]

MERRILL LYNCH MORTGAGE TRUST 2004-BPC1

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2004-BPC1
--------------------------------------------------------------------------------

                     [U-HAUL PORTFOLIO LOANS PHOTO OMITTED]

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
Number of Mortgaged Real Properties                                           34
Location (City/State)                                                  See table
Property Type                                                       Self Storage
Size (Square Feet)                                                     1,798,499
Percentage Occupancy as of various
  occupancy dates                                                       79.0%(1)
Year Built                                                             See table
Average Rent Per Unit                                                     $82.67
Appraised Value                                                      $89,240,000
Underwritten Revenues                                                $13,824,870
Underwritten Total Expenses                                           $5,928,635
Underwritten Net Operating Income (NOI)                               $7,896,236
Underwritten Net Cash Flow (NCF)                                      $7,625,457
--------------------------------------------------------------------------------

                     [U-HAUL PORTFOLIO LOANS PHOTO OMITTED]

--------------------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------------------
 Mortgage Loan Seller                                                       MLML
 Loan Group                                                                    1
 Origination Date                                                  June 30, 2004
 Aggregate Cut-off Date Principal Balance                            $58,303,184
 Cut-off Date Loan Balance Per Square Foot                                   $32
 Percentage of Initial Mortgage Pool Balance                                4.7%
 Number of Mortgage Loans                                                      2
 Type of Security (fee/leasehold)                                            Fee
 Mortgage Rate                                                            6.625%
 Amortization Type                                                       Balloon
 IO Period (Months)                                                            0
 Original Term to Maturity (Months)                                          120
 Original Amortization Term (Months)                                         300
 Lockbox                                                  Soft-Springing Hard(2)
 Cut-off Date LTV Ratio(3)                                                 65.3%
 LTV Ratio at Maturity(3)                                                  51.9%
 Underwritten DSCR on NOI(3)                                               1.64x
 Underwritten DSCR on NCF(3)                                               1.59x
--------------------------------------------------------------------------------

---------------------
(1)  Occupancy is based on square footage.
(2)  The loan is structured with a springing lockbox account under the control of the lender into which all rents, revenues, and receipts from the U-Haul
     Portfolio Properties are required to be deposited following the occurrence of a Trigger Event. The lender is authorized to transfer all collected and available balances from the lockbox account to the cash management account to be held until disbursed by the lender. On each monthly debt service payment date, any funds remaining after payment of debt service, escrows/reserves, fees/expenses, and other amounts due under the loan agreement ("Residual Funds") are disbursed to the U-Haul Portfolio Borrower provided no event of default is continuing. Upon the occurrence and during the continuance of an event of default, all funds in the lockbox and cash management accounts shall remain under the control of the lender and may be applied to the loan by the lender in its sole discretion. A "Trigger Event"
     occurs upon the earliest to occur of (a) an event of default under the mortgage loan documents or (b) the date on which the aggregate debt service coverage falls below 1.15:1.0.
(3)  Weighted average of both loans.

This material is for your private information and none of Merrill Lynch, Pierce,
Fenner & Smith Incorporated, Banc of America Securities LLC, PNC Capital
Markets, Inc., CDC Securities or J.P. Morgan Securities Inc. (collectively, the
"Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where this material does not pertain to securities that are utlimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

                                       26

MERRILL LYNCH MORTGAGE TRUST 2004-BPC1

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2004-BPC1
--------------------------------------------------------------------------------

                     [MAP OF U-HAUL PORTFOLIO LOANS OMITTED]

This material is for your private information and none of Merrill Lynch, Pierce,
Fenner & Smith Incorporated, Banc of America Securities LLC, PNC Capital
Markets, Inc., CDC Securities or J.P. Morgan Securities Inc. (collectively, the
"Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where this material does not pertain to securities that are utlimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

                                       27

MERRILL LYNCH MORTGAGE TRUST 2004-BPC1

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2004-BPC1
--------------------------------------------------------------------------------

                     [MAP OF U-HAUL PORTFOLIO LOANS OMITTED]

This material is for your private information and none of Merrill Lynch,
Pierce, Fenner & Smith Incorporated, Banc of America Securities LLC, PNC
Capital Markets, Inc., CDC Securities or J.P. Morgan Securities Inc.
(collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the
Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where this material does not pertain to securities that are utlimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only.
Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the
Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.
                                       28

MERRILL LYNCH MORTGAGE TRUST 2004-BPC1

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2004-BPC1
--------------------------------------------------------------------------------

THE LOANS. The mortgage loans (the "U-Haul Portfolio 1 Loan" and the "U-Haul
Portfolio 2 Loan" and collectively, the "U-Haul Portfolio Loans") are evidenced by two notes that are cross-collateralized and cross-defaulted with each other and that are secured by first mortgages or deeds of trusts encumbering 34 self storage facilities (each, a "U-Haul Property" and collectively, the "U-Haul
Properties") located in 16 states throughout the United States of America. The
U-Haul Portfolio Loans represent approximately 4.7% of the initial mortgage pool balance and approximately 5.5% of the initial loan group 1 balance . The
U-Haul Portfolio Loans were originated on June 30, 2004 and have a principal balance as of the cut-off date of approximately $58,303,183.93.

Each U-Haul Portfolio Loan has a remaining term of 116 months to its anticipated maturity date of July 1, 2014. The U-Haul Portfolio Loans permits defeasance with United States government obligations beginning two years after the creation of the securitization trust.

THE BORROWERS. The borrower for the U-Haul Portfolio 1 Loan is Three-D SAC
Self-Storage Limited Partnership (the "U-Haul Portfolio 1 Borrower") and the
borrower for the U-Haul Portfolio 2 Loan is Three-A SAC Self-Storage Limited
Partnership (the "U-Haul Portfolio 2 Borrower") (collectively, the "U-Haul
Portfolio Borrowers"). The U-Haul Portfolio 1 Borrower is 1% owned by Three-D
SAC Self-Storage GP Corporation and 99% owned by SAC Holding Corporation. The
U-Haul Portfolio 2 Borrower is 1% owned by Three-A SAC Self Storage GP
Corporation and 99% owned by SAC Holding Corporation. Legal counsel to the
U-Haul Portfolio Borrowers delivered a non-consolidation opinion in connection with the origination of the U-Haul Portfolio Loans. SAC Holding Corporation,
and its affiliates, is primarily engaged in the ownership of self-storage facilities throughout the United States and Canada. The properties are managed by a subsidiary of U-Haul International, Inc., a wholly owned subsidiary of
AMERCO (NasdaqNM: UHAL).

THE PROPERTIES. The U-Haul Properties consists of 34 self storage facilities located across sixteen states. There are a total of 15,767 units with a weighted average occupancy of 79.0%. On average, there are 464 units per location. Facilities range in size from 216 to 1,025 units. The two largest state concentrations are Florida with eight facilities totaling 3,664 units
(23.24%), and Texas with five facilities totaling 3,140 units (19.92%).

This material is for your private information and none of Merrill Lynch, Pierce,
Fenner & Smith Incorporated, Banc of America Securities LLC, PNC Capital
Markets, Inc., CDC Securities or J.P. Morgan Securities Inc. (collectively, the
"Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where this material does not pertain to securities that are utlimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

                                       29

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COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2004-BPC1
--------------------------------------------------------------------------------

The following table presents certain information relating to the U-Haul
Properties:

------------------------------------------------------------------------------------------------------------------------------------
                                                      U-HAUL PORTFOLIO POOL #1
                                                        PORTFOLIO PROPERTIES
                                                        --------------------

                                                            YEAR BUILT/                          AVERAGE                  APPRAISED
               PROPERTY NAME                 LOCATION        RENOVATED        SF     % OF SF   RENT/UNIT(1) OCCUPANCY(2)   VALUE(1)
------------------------------------------------------------------------------------------------------------------------------------

U-Haul Storage Of Sunrise ............     Sunrise, FL        1985         96,420     10.46%    $ 103.83        79.9%    $ 7,280,000
U-Haul Storage Colmar ................     Colmar, PA         1995         70,675      7.67%    $  89.28        80.4%    $ 5,600,000
U-Haul Storage Country Club ..........   Carrollton, TX       1983         77,428      8.40%    $  75.72        82.9%    $ 3,930,000
U-Haul Storage 47th Avenue and
  Highway 99 .........................   Sacramento, CA       1982         57,360      6.22%    $  87.09        84.8%    $ 3,750,000
U-Haul Storage Cedar Ridge ...........   Duncanville, TX      1987         68,175      7.39%    $  72.74        80.2%    $ 2,850,000
U-Haul Storage Ferndale ..............    Ferndale, WA        1972         49,365      5.35%    $  97.78        88.6%    $ 2,540,000
U-Haul Storage Keller Lake ...........    Maplewood, MN       1980         49,925      5.42%    $  89.31        73.1%    $ 2,500,000
U-Haul Storage Ocala .................      Ocala, FL         1987         61,334      6.65%    $  76.80        90.1%    $ 2,220,000
U-Haul Storage Franklin Park .........     Toledo, OH         1989         38,540      4.18%    $  92.03        89.9%    $ 2,110,000
U-Haul Storage Worthington Galena ....   Worthington, OH      1990         52,100      5.65%    $  83.17        81.2%    $ 2,010,000
U-Haul Storage Riverdale .............  College Park, GA      1985         41,375      4.49%    $  74.66        78.3%    $ 1,930,000
U-Haul Storage Tilton ................     Tilton, NH      1987/ 1989      27,500      2.98%    $  82.96        74.9%    $ 1,700,000
U-Haul Stg Granville Station .........    Milwaukee, WI       1990         46,850      5.08%    $  79.13        83.4%    $ 1,600,000
U-Haul Storage Holyoke ...............     Holyoke, MA     1920/ 2000      51,271      5.56%    $  46.71        70.6%    $ 1,510,000
U-Haul Storage Spring Hill ...........   Brooksville, FL      1988         32,129      3.49%    $  70.89        90.3%    $ 1,460,000
U-Haul Storage Longwood ..............    Longwood, FL        1989         35,980      3.90%    $  83.78        60.7%    $ 1,430,000
U-Haul Storage South Loop 29 .........     Temple, TX      1992/ 1994      31,610      3.43%    $  76.59        80.3%    $ 1,320,000
U-Haul Storage Moon Lake .............     Hudson, FL         1985         33,875      3.67%    $  59.26        90.9%    $ 1,240,000
------------------------------------------------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE ...............                                    921,912    100.00%    $  84.99        81.3%    $46,980,000
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                      U-HAUL PORTFOLIO POOL #2
                                                        PORTFOLIO PROPERTIES
                                                        --------------------

                                                             YEAR BUILT/                        AVERAGE                   APPRAISED
               PROPERTY NAME                 LOCATION         RENOVATED      SF      % OF SF   RENT/UNIT(1) OCCUPANCY(2)   VALUE(1)
------------------------------------------------------------------------------------------------------------------------------------

U-Haul Storage Route 9 ...............    Toms River, NJ      1988-2001    72,943      8.32%    $ 138.42        75.4%    $ 5,630,000
U-Haul Storage Hefner ................   Oklahoma City, OK      1977      148,720     16.97%    $  65.52        67.9%    $ 3,720,000
U-Haul Storage N Royalton ............  North Royalton, OH      1990       56,260      6.42%    $ 105.56        78.0%    $ 3,580,000
U-Haul Storage Orangethorpe ..........     Fullerton, CA        1980       43,875      5.01%    $  85.91        89.2%    $ 3,560,000
U-Haul Storage Ayer ..................       Ayer, MA         1983-1987    42,275      4.82%    $  87.47        88.4%    $ 3,520,000
U-Haul Storage Swansea ...............      Swansea, MA         1988       44,720      5.10%    $  95.62        82.3%    $ 3,310,000
U-Haul Storage Eustis ................      Eustis, FL          1988       62,492      7.13%    $ 113.67        88.7%    $ 3,180,000
U-Haul Center Research Blvd ..........      Austin, TX          1981       70,719      8.07%    $  71.02        63.6%    $ 2,700,000
U-Haul Storage Butler Street .........    Chesapeake, VA        1987       46,020      5.25%    $  90.38        83.8%    $ 2,320,000
U-Haul Storage Seminole ..............     Seminole, FL         1990       56,399      6.43%    $  73.49        82.4%    $ 2,300,000
U-Haul Storage Alta Mesa .............    Fort Worth, TX     1986 / 2002   53,255      6.08%    $  74.07        63.7%    $ 2,000,000
U-Haul Storage Harry Hines Blv .......      Dallas, TX          1983       37,479      4.28%    $  77.82        89.4%    $ 1,370,000
U-Haul Storage Kingston ..............     Kingston, NY         1985       27,350      3.12%    $ 105.04        85.7%    $ 1,340,000
U-Haul Storage Stratford Sq ..........   Hanover Park, IL       1984       32,400      3.70%    $  72.41        76.5%    $ 1,280,000
U-Haul Storage Route 2 ...............    Leominster, MA        1987       28,260      3.22%    $  83.96        70.9%    $ 1,250,000
U-Haul Storage Hudson ................      Hudson, FL          1986       53,420      6.09%    $  60.26        71,4%    $ 1,200,000
------------------------------------------------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE ...............                                    876,587    100.00%    $  80.64        76.7%    $42,260,000
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
 U-HAUL PORTFOLIO 1 AND U-HAUL PORTFOLIO 2 TOTAL/WEIGHTED AVERAGE ..... 1,798,499     100.0%    $  82.67        79.1%    $89,240,000
------------------------------------------------------------------------------------------------------------------------------------

---------------------
(1)  According to the individual U-Haul properties Appraisals, the subject properties in place average rents are consistent with the individual properties' market rents.
(2)  The average occupancy is based on square footage.

This material is for your private information and none of Merrill Lynch, Pierce,
Fenner & Smith Incorporated, Banc of America Securities LLC, PNC Capital
Markets, Inc., CDC Securities or J.P. Morgan Securities Inc. (collectively, the
"Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where this material does not pertain to securities that are utlimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

                                       30

MERRILL LYNCH MORTGAGE TRUST 2004-BPC1

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2004-BPC1
--------------------------------------------------------------------------------

ESCROWS. The following escrows/reserves have been established with respect to the U-Haul Portfolio Loans:

-----------------------------------------------------------------
                        ESCROWS / RESERVES
                        ------------------

 TYPE:                                    INITIAL       MONTHLY
-----------------------------------------------------------------
  Taxes .............................    $ 485,049     $ 115,935
  Insurance .........................    $       0     $  33,390
  Replacement Reserve ...............    $ 105,000     $  22,601
  Immediate Repair Reserve. .........    $  42,050     $       0
-----------------------------------------------------------------

PARTIAL DEFEASANCE. Pursuant to the defeasance provisions set forth in the loan documents, the borrowers may elect to defease a portion of the U-Haul Portfolio
Loans in connection with a partial release of the U-Haul Properties, (each, a
"Partial Release Property") provided that the conditions set forth in the loan documents are satisfied, including: (i) no partial release will be permitted until after the second anniversary of the creation of the securitization trust or if any event of default under the mortgage loan documents has occurred and is continuing, (ii) Borrower must establish to lender's satisfaction that the debt service coverage ratio for the remainder of the U-Haul Properties for the related U-Haul Portfolio Loan (i.e., exclusive of any income from the Partial
Release Property) is and shall continue to be equal to or greater than the greater of (a) the debt service coverage ratio for the U-Haul Properties for the related U-Haul Portfolio Loan calculated immediately prior to the partial release, and (b) the debt service coverage ratio for the U-Haul Properties as of the closing date, and (iii) Borrower will make a payment equal to 100% of the allocated loan amount for the Partial Release Property, plus 25% of the initial allocated Loan Amount.

PROPERTY MANAGEMENT. A subsidiary of U-Haul International, Inc. is the property manager for all of the U-Haul Properties. The property manager is affiliated with the U-Haul Portfolio Borrowers.

This material is for your private information and none of Merrill Lynch, Pierce,
Fenner & Smith Incorporated, Banc of America Securities LLC, PNC Capital
Markets, Inc., CDC Securities or J.P. Morgan Securities Inc. (collectively, the
"Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where this material does not pertain to securities that are utlimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

                                       31

MERRILL LYNCH MORTGAGE TRUST 2004-BPC1

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2004-BPC1
--------------------------------------------------------------------------------

-DALLAS MARKET CENTER

                     [PHOTO OF DALLAS MARKET CENTER OMITTED]

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
Number of Mortgaged Real Properties                                            1
Location (City/State)                                                 Dallas, TX
Property Type                                                           Other(1)
Size (Sq. Ft.)                                                         3,179,069
Percentage Occupancy as of June 30, 2004                                   94.3%
Year Built                                                                  1959
Appraised Value                                                     $227,000,000
# of Tenants                                                               1,328
Average Rent Per Square Foot                                              $19.95
Underwritten Occupancy                                                     92.7%
Underwritten Revenues                                                $61,629,707
Underwritten Total Expenses                                          $39,428,908
Underwritten Net Operating Income (NOI)                              $22,200,800
Underwritten Net Cash Flow (NCF)                                     $20,717,959
--------------------------------------------------------------------------------

                     [PHOTO OF DALLAS MARKET CENTER OMITTED]

--------------------------------------------------------------------------------
                            MORTGAGE LOAN INFORMATION
--------------------------------------------------------------------------------
Mortgage Loan Seller                                                         BOA
Loan Group                                                                     1
Origination Date                                                  August 2, 2004
Cut-off Date Principal Balance for Loan Group                    $115,711,344(2)
Cut-off Date Principal Balance for A-2 Note                          $49,875,580
Cut-off Date Loan Balance Per SF/Unit                                     $36(2)
Percentage of Initial Mortgage Pool Balance                                 4.0%
Number of Mortgage Loans                                                       1
Type of Security (fee/leasehold)                                       Leasehold
Mortgage Rate on Loan Group (including the
     Junior Portion)                                                      6.037%
Mortgage Rate on A-2 Note                                                 6.097%
Amortization Type                                                        Balloon
IO Period (Months)                                                             0
Original Term to Maturity (Months)                                           120
Original Amortization Term (Months)                                          330
Shadow Rating                                                         AAA/AAA(3)
Lockbox                                                                  Hard(4)
Cut-off Date LTV Ratio(2,5)                                                51.0%
LTV Ratio at Maturity(2,6)                                                 41.7%
Underwritten DSCR on NOI(2,7)                                              2.54x
Underwritten DSCR on NCF(2,8)                                              2.37x
--------------------------------------------------------------------------------

---------------------
(1)  Merchandise Mart
(2)  Based on the aggregate principal balance of the notes evidencing the Dallas
     Market Center Loan Group but excludes the $26,972,280 junior portion of the
     $92,808,045 A-1 note.
(3)  Fitch, Inc. and Standard & Poor's Ratings Services have indicated that in accordance with their respective methodologies, the credit characteristics of the Dallas Market Center Loan are consistent with the characteristics of
     AAA/AAA obligations, respectively.
(4)  The Dallas Market Center Loan is structured with a lockbox account and a cash management account. Pursuant to the related mortgage loan documents, the related borrower is required to notify and advise each tenant under each lease to send directly to the lockbox all payments of rent or any other item payable under the related lease. Pursuant to the mortgage loan documents, the lender is authorized to transfer on each business day all collected and available balances in the lockbox account to the cash management account to be held until disbursed by the lender pursuant to the payment priorities set forth in the related mortgage loan documents. So long as no event of default is continuing, the balance remaining in the cash management account after the withdrawals and allocations, will be deposited into the borrower account. Notwithstanding the foregoing, for each fiscal quarter during the continuance of a cash management period, the lender may retain in the excess cash reserve account an amount equal to the percentage of excess cash flow for the corresponding debt service coverage ratio ranges, each as set forth herein for such fiscal quarter: greater than 1.15x -- 0%, 1.15x-1.05x -- 50%, less than 1.05x - 100%. Upon termination of the cash management period, monies or the applicable portion thereof thereafter collected in the excess cash reserve account will be disbursed to the borrower. If an event of default under the mortgage loan documents has occurred and is continuing, the lender is authorized to make any and all withdrawals from the lockbox account and cash management account and transfers between any of the reserve accounts as the lender determines in its sole and absolute discretion and may use all funds contained in any of these accounts for any purpose set forth in the related mortgage loan documents.
(5)  If the junior portion had been included in the calculation, the resulting
     Cut-off Date LTV Ratio would have been 62.9%.
(6)  If the junior portion had been included in the calculation, the resulting
     LTV Ratio at Maturity would have been 51.4%.
(7)  If the junior portion had been included in the calculation, the resulting
     Underwritten DSCR on NOI would have been 2.08x.
(8)  If the junior portion had been included in the calculation, the resulting
     Underwritten DSCR on NCF would have been 1.94x.

This material is for your private information and none of Merrill Lynch, Pierce,
Fenner & Smith Incorporated, Banc of America Securities LLC, PNC Capital
Markets, Inc., CDC Securities or J.P. Morgan Securities Inc. (collectively, the
"Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where this material does not pertain to securities that are utlimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

                                       32

MERRILL LYNCH MORTGAGE TRUST 2004-BPC1

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2004-BPC1
--------------------------------------------------------------------------------

                      [MAP OF DALLAS MARKET CENTER OMITTED]

This material is for your private information and none of Merrill Lynch, Pierce,
Fenner & Smith Incorporated, Banc of America Securities LLC, PNC Capital
Markets, Inc., CDC Securities or J.P. Morgan Securities Inc. (collectively, the
"Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where this material does not pertain to securities that are utlimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

                                       33

MERRILL LYNCH MORTGAGE TRUST 2004-BPC1

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2004-BPC1
--------------------------------------------------------------------------------

THE LOAN. The mortgage loan (the "Dallas Market Center Loan") is evidenced by one of two notes secured by a first mortgage encumbering a merchandise mart complex located in Dallas, Texas (the "Dallas Market Center Property"). The
Dallas Market Center Loan, also referred to as the "A-2 note" for purposes of this discussion, has a principal balance of $49,875,580 as of the cut-off date
(shadow rated "AAA" by both S&P and Fitch) and is pari passu with a $92,808,045
A-1 note. The senior portion of the A-1 note has the same interest rate, maturity date, and amortization term as the subject loan and is held outside of the trust. The A-1 note consists of a $65,835,765 senior portion (shadow rated
"AAA" by both S&P and Fitch) and a $26,972,280 junior portion that is subordinate to such senior portion of the A-1 note and to the entire A-2 note.
The Dallas Market Center Loan represents approximately 4.0% of the initial mortgage pool balance and approximately 4.7% of the initial loan group 1 balance. The Dallas Market Center Loan was originated on August 2, 2004. The
Dallas Market Center Loan has a remaining term of 118 months to its maturity date of September 1, 2014. The Dallas Market Center Loan may be prepaid on or after April 1, 2014, and permits defeasance with United States government obligations beginning two years after the creation of the securitization trust.

THE BORROWER. The borrower, WTC-Trade Mart, L.P. (the "Dallas Market Center
Borrower"), is a single-purpose, bankruptcy-remote entity with two independent directors, for which the Dallas Market Center Borrower's legal counsel has delivered a non-consolidation opinion at loan closing. The Dallas Market Center
Borrower is owned: 0.1% by its general partner, WTC-Trade Mart, GP, L.L.C., a
Delaware limited liability company and single purpose entity, and 99.9% by its limited partner, Dallas Market Center Company, Ltd., a Texas limited partnership. The Dallas Market Center Borrower and its partners are affiliates of Crow Family Partnership, L.P., and are ultimately owned by the Trammell Crow family through Crow Holdings, a group of international, diversified investment companies that owns and directs the investments of the Trammell Crow family and its investment partners. Crow Holdings invests in industrial, office, retail, mart, land, hotel and residential real estate businesses in the United States,
Europe and South America. Although real estate is its foundation, Crow Holdings has grown increasingly active in a variety of diversified investment activities with an investment portfolio that includes stakes in privately held operating businesses and financial assets. Crow Holdings is both an active investor in these investments and, in some cases, a passive investor through third-party managers and private investment partnerships.

On or before March 31, 2005, the Dallas Market Center Borrower is permitted to transfer up to 80% of the indirect ownership interests in the Dallas Market
Center Borrower. In connection with such transfer, the Dallas Market Center
Borrower will enter into a master lease arrangement that will replace the management agreement. The master lessee will be an affiliate of the Dallas
Market Center Borrower and is required to enter into a subordination agreement in the form attached to the Dallas Market Center Loan documents. The master lease is subject to the lender's review and approval. In connection with such transfer, the Dallas Market Center Borrower is required to provide, among other things, an updated non-consolidation opinion.

THE PROPERTY. The Dallas Market Center Property consists of the leasehold interest in a 3,179,069 square foot portion of the Dallas Market Center, a merchandise mart complex totaling more than six million gross rentable square feet. The collateral is comprised of three buildings: (1) the five-story Dallas
Trade Mart ("DTM"), completed in 1959 and expanded in 1976, and the 15-story
World Trade Center ("WTC"), completed in 1974 and expanded in 1979, which together contain 2,979,980 net rentable square feet and (2) the one-story
Market Hall completed in 1960 and expanded in 1963 that contains 199,089 net rentable square feet. Market Hall functions as a temporary exhibit hall with no permanent occupancy. The WTC also has temporary exhibit space and a small amount of management office space (which is occupied by the Dallas Market
Center Borrower and Market Center Management Company, Ltd., the property management company). A four-level parking garage completed in 1974 provides 981 spaces with on-site surface parking providing an additional 977 spaces. The collateral is situated on approximately 53.3 acres.

GROUND LEASE. The Dallas Market Center Property is subject to seven ground leases, two of which are with Market Center Land, L.P., an affiliate of the
Dallas Market Center Borrower, and the remainder of which are with Industrial
Properties Corporation. These ground leases have varying terms and expirations between 2055 and 2066. While the fee simple interests are not subordinate to the lien, subject to the terms and conditions of the mortgage financing, the leases provide that the Dallas Market Center Borrower would not be disturbed in its possession of its leasehold estate so long as the Dallas Market Center
Borrower is not in default under these ground leases.

The following table presents certain information relating to the major tenants at the Dallas Market Center Property.

---------------------------------------------------------------------------------------------------------------------------
                                                   SIGNIFICANT TENANTS(1)
---------------------------------------------------------------------------------------------------------------------------
                                                          CREDIT RATINGS     SQUARE       %                       LEASE
              TENANT NAME              PARENT COMPANY   (FITCH/S&P/MOODY'S)   FEET      OF GLA   BASE RENT PSF  EXPIRATION
---------------------------------------------------------------------------------------------------------------------------

 Onecoast Network dba Kennedy
   Group ...........................        N/A               NR/NR/NR        44,563      1.4%      $ 20.53      4/30/2008
 Larry Kenneth Payne, Inc. .........        N/A               NR/NR/NR        32,103      1.0%      $  8.27      5/31/2007
 The L.D. Kichler Company ..........        N/A               NR/NR/NR        23,948      0.8%      $ 15.19      8/31/2008
---------------------------------------------------------------------------------------------------------------------------

(1)  Information obtained from underwritten rent roll except credit ratings.

This material is for your private information and none of Merrill Lynch, Pierce,
Fenner & Smith Incorporated, Banc of America Securities LLC, PNC Capital
Markets, Inc., CDC Securities or J.P. Morgan Securities Inc. (collectively, the
"Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where this material does not pertain to securities that are utlimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

                                       34

MERRILL LYNCH MORTGAGE TRUST 2004-BPC1

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2004-BPC1
--------------------------------------------------------------------------------

The following table presents certain information relating to the lease rollover schedule at the Dallas Market Center Property.

------------------------------------------------------------------------------------------------------------------------------------
                                                     LEASE ROLLOVER SCHEDULE(1)
                                                     --------------------------

                         NUMBER      SQUARE      % OF                % OF BASE   CUMULATIVE   CUMULATIVE  CUMULATIVE    CUMULATIVE %
                       OF LEASES     FEET        NRA     BASE RENT     RENT     SQUARE FEET    % OF NRA   BASE RENT    OF BASE RENT
             YEAR       EXPIRING   EXPIRING   EXPIRING   EXPIRING    EXPIRING     EXPIRING     EXPIRING    EXPIRING      EXPIRING
------------------------------------------------------------------------------------------------------------------------------------

 Vacant .............       NAP     229,087      9.0%           NAP      NAP       229,087       9.0%             NAP       NAP%
 Month-to-Month......        33      84,894      3.3%   $ 1,019,733     2.2%       313,981      12.3%     $ 1,019,733       2.2%
 2004 ...............        95     118,224      4.6%   $ 2,665,800     5.8%       432,205      16.9%     $ 3,685,533       8.0%
 2005 ...............       255     328,634     12.9%   $ 6,706,187    14.5%       760,839      29.8%     $10,391,720      22.4%
 2006 ...............       212     398,954     15.6%   $ 8,582,594    18.5%     1,159,793      45.4%     $18,974,314      40.9%
 2007 ...............       470     608,898     23.9%   $11,712,674    25.3%     1,768,691      69.3%     $30,686,988      66.2%
 2008 ...............       139     419,825     16.4%   $ 8,424,251    18.2%     2,188,516      85.7%     $39,111,239      84.4%
 2019 ...............       107     303,578     11.9%   $ 6,070,423    13.1%     2,492,094      97.6%     $45,181,662      97.5%
 2010 ...............         7      42,214      1.7%   $   842,115     1.8%     2,534,308      99.3%     $46,023,777      99.3%
 2011 ...............         4      11,213      0.4%   $   173,902     0.4%     2,545,521      99.7%     $46,197,679      99.7%
 2012 ...............         1       1,059      0.0%   $    20,900     0.0%     2,546,580      99.8%     $46,218,579      99.7%
 2013 ...............         2       1,820      0.1%   $    38,658     0.1%     2,548,400      99.8%     $46,257,237      99.8%
 2014 ...............         3       4,006      0.2%   $    83,628     0.2%     2,552,406     100.0%     $46,340,865     100.0%
 Thereafter .........
------------------------------------------------------------------------------------------------------------------------------------
 TOTAL ..............     1,328   2,552,406(2) 100.0%   $46,340,865   100.0%     2,552,406     100.0%     $46,340,865     100.0%
------------------------------------------------------------------------------------------------------------------------------------

THE MARKET(3). The Dallas Market Center Property is located within the greater
Dallas-Fort Worth consolidated metropolitan statistical area ("CMSA") in Dallas,
Texas. Population growth in the Dallas-Fort Worth CMSA exhibited a 2.7% increase between 1993 and 2003 with a total current population of 5,641,000. The CMSA is projected to grow at an annual rate of 2.0% through 2008 to an estimated population of 6,222,000. Major economic drivers in the area are professional and business services, government, retail trade, manufacturing, and education and health services. The largest private employers are AMR Corporation (29,000), The
Kroger Company (19,000), Lockheed Martin Corporation (16,000), Texas Health
Resources (16,000), and SBC Communications, Inc. (14,000).

The Dallas Market Center Property is situated in the northwest quadrant of the
City of Dallas in a district known as the Stemmons Freeway Corridor. The Dallas
Market Center Property's neighborhood was developed in the 1950's and 1960's and consists of a blend of wholesale marketing uses, offices, hotels and industrial facilities. Major developments in the neighborhood include the
Dallas Market Center Property, Parkland Hospital, Southwest Medical Center, St.
Paul Medical Center, and numerous hotels including the 30-story Renaissance
Hotel and the Wyndham Anatole Hotel, which contains 1,620 rooms and suites.
Physically and geographically, the Dallas Market Center Property comprises its own market. While there are ancillary showrooms and vendors in the local market area, the primary competition is located out of state. According to the third party appraisal, there are no known competing facilities contemplated or under construction in the market.

Trade marts function as regional wholesale marketplaces throughout the U.S., either as part of a much larger wholesale trade center (Dallas, Atlanta,
Chicago) or as a component of a District, as in New York's garment district.
Generally, wholesale trade marts consist of showroom and exhibition facilities for independent sales representatives, manufacturers, suppliers, and a variety of trade organizations. These facilities offer convenience and organization, while providing buyers with a central resource for a broad range of product lines and industries. The permanent showrooms serve as sales offices for independent manufacturer's representatives carrying one or more lines.
Additionally, many manufacturers occupy permanent showrooms so that they can have a direct presence and/or regional office and display area. Temporary exhibitors utilize the exhibition space during "market" weeks that are held several times each year, as well as during non-market periods.

---------------------
(1)  Information obtained from underwritten rent roll or, if leases expired, from information obtained from the borrower.
(2)  Includes the permanent space only, which represents 2,552,406 square feet of the 3,179,069 total net square feet of space.
(3)  Certain information is from the third party appraisal. The appraisal relies upon many assumptions, and no representation is made as to the accuracy of the assumptions underlyng the appraisal.

This material is for your private information and none of Merrill Lynch, Pierce,
Fenner & Smith Incorporated, Banc of America Securities LLC, PNC Capital
Markets, Inc., CDC Securities or J.P. Morgan Securities Inc. (collectively, the
"Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where this material does not pertain to securities that are utlimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

                                       35

MERRILL LYNCH MORTGAGE TRUST 2004-BPC1

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2004-BPC1
--------------------------------------------------------------------------------

According to the appraiser, there are no published industry statistics regarding trade mart occupancy and rental rates. Based on research, the appraiser concludes that competition for the Dallas Market Center Property comes from three areas: national and regional trade marts, other temporary trade shows, and direct purchasing by retailers. There are four competitive national trade marts in the U.S., comparable to the Dallas Market Center Property, which have occupancy rates ranging from the high 80%'s to 99%. These four trade marts are
America's Mart 1, 2, and 3 in Atlanta, Chicago Merchandise and Apparel Marts in
Chicago, California Market Center in Los Angeles, and New York. There are also six competitive regional trade marts in the U.S. that have occupancy rates ranging from 85% to 100%. The appraiser concluded that general vacancy rates for the competition are not indicative of the Dallas Market Center Property in as much as each trade mart has individual synergies such as size, industry segments represented, and temporary space available, which are not comparable among trade marts. The Dallas Market Center Property was 94.3% occupied as of June 30, 2004 with occupancy rates of 93% in 2003, 95% in 2002, and 98% in 2001. The appraiser concluded an appropriate vacancy rate for the Dallas Market Center Property to be 7%. The Dallas Market Center Property's tenants range in size from 21 square feet to 44,563 square feet with an average tenant occupancy of 1,723 square feet. The subject's average in-place rent was $19.87 per square foot as of April
30, 2004.

ESCROWS. The following escrow/reserve accounts have been established with respect to the Dallas Market Center Loan:

--------------------------------------------------------------
                       ESCROWS/RESERVES
                       ----------------

 TYPE:                                INITIAL         MONTHLY
--------------------------------------------------------------
 Taxes(1) ......................    $         0       $   0
 Insurance(1) ..................    $         0       $   0
 Immediate Repairs .............    $ 1,733,750       $   0
 Capital Expenditures(1) .......    $         0       $   0
 TI/LC(1) ......................    $         0       $   0
--------------------------------------------------------------

RELEASE PROVISIONS. The Dallas Market Center Borrower is permitted to release a portion of the property described in the Dallas Market Center Loan documents
(the "Market Hall Parcel") upon satisfaction of certain conditions including, but not limited to, (i) establishment of defeasance collateral in an amount equal to $14,691,780.82 which shall be used to partially defease the Dallas
Market Center Loan, (ii) delivery of a REMIC opinion, and (iii) confirmation from the rating agencies that such release shall not result in a downgrade of the securities.

The Dallas Market Center Borrower is permitted to release a portion of the property described in the Dallas Market Center Loan documents (the "Garage
Parcel") upon satisfaction of certain conditions including, but not limited to,
(i) delivery of a REMIC opinion and (ii) confirmation from the rating agencies that such release shall not result in a downgrade of the securities.

PROPERTY MANAGEMENT. Market Center Management Company, Ltd., an affiliate of the Dallas Market Center Borrower, manages the subject property. Headquartered in Dallas, Texas, and in business for eight years, Market Center Management
Company, Ltd., was created in 1996 solely to operate the Dallas Market Center.
The complex includes the subject buildings as well as the separate North Campus buildings, which are not part of the collateral. The Market Center Management
Company, Ltd. has approximately 247 employees with an operating budget in excess of $16 million per year. If the master lease arrangement is put into place, then the management of the Dallas Market Center Mortgaged Property may
change.

---------------------
(1)  Replacement, Tax, Insurance and TI/LC reserves spring if DSCR falls below
     1.15x for the trailing 12 month period or in an event of default or if the
     Dallas Market Center Borrower does not provide the mortgagee with evidence of timely payment of tax and insurance.

This material is for your private information and none of Merrill Lynch, Pierce,
Fenner & Smith Incorporated, Banc of America Securities LLC, PNC Capital
Markets, Inc., CDC Securities or J.P. Morgan Securities Inc. (collectively, the
"Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where this material does not pertain to securities that are utlimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

                                       36

                      [THIS PAGE INTENTIONALLY LEFT BLANK.]

MERRILL LYNCH MORTGAGE TRUST 2004-BPC1

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2004-BPC1
--------------------------------------------------------------------------------

MALL 205

                           [PHOTO OF MALL 205 OMITTED]

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
Number of Mortgaged Real Properties                                            1
Location (City/State)                                           Portland, Oregon
Property Type                                                             Retail
Size (Sq. Ft.)                                                           305,103
Percentage Occupancy as of July 12, 2004                                   91.2%
Year Built                                                                  1970
Year Renovated                                                              2001
Appraised Value                                                      $55,000,000
# of Tenants                                                                  43
Average Rent Per Square Foot(1)                                           $15.22
Underwritten Occupancy                                                     88.5%
Underwritten Revenues                                                 $5,576,908
Underwritten Total Expenses                                           $1,900,576
Underwritten Net Operating Income (NOI)                               $3,676,332
Underwritten Net Cash Flow (NCF)                                      $3,485,085
--------------------------------------------------------------------------------

                           [PHOTO OF MALL 205 OMITTED]

--------------------------------------------------------------------------------
                            MORTGAGE LOAN INFORMATION
--------------------------------------------------------------------------------
Mortgage Loan Seller                                                        MLML
Loan Group                                                                     1
Origination Date                                                       8/13/2004
Cut-off Date Principal Balance                                       $44,000,000
Cut-off Date Loan Balance Per SF/Unit                                       $144
Percentage of Initial Mortgage Pool Balance                                 3.5%
Number of Mortgage Loans                                                       1
Type of Security (fee/leasehold)                                             Fee
Mortgage Rate                                                             5.781%
Amortization Type                                                     IO-Balloon
IO Period (Months)                                                            36
Original Term to Maturity (Months)                                           120
Original Amortization Term (Months)                                          360
Lockbox                                                                     None
Cut-off Date LTV Ratio                                                     80.0%
LTV Ratio at Maturity                                                      72.0%
Underwritten DSCR on NOI(2)                                                1.32x
Underwritten DSCR on NCF(2)                                                1.26x
--------------------------------------------------------------------------------

---------------------
(1)  Average rent per square foot includes anchor tenants (Home Depot, 24 Hour
     Fitness, Bed Bath & Beyond), and vacant space at a projected rent of
     $19.15/sf. Excluding vacant space, average underwritten rent per square foot is $14.84/sf.
(2)  Underwritten DSCR on NOI and Underwritten DSCR on NCF were calculated by reducing the principal balance by the $4,500,000 performance reserve (the
     "Lease-Up Holdback"). The Lease-Up Holdback was collected at closing in the form of $350,000 in cash and a $4,150,000 Letter of Credit (in an amount necessary to ensure that the net loan amount will support the 1.25x debt service coverage ratio). The Lease-Up Holdback will be held by the Lender until the underwritten Net Cash Flow supports a minimum 1.25x debt service coverage ratio (subject to a minimum 5.0% economic vacancy deduction). The
     Borrower has approximately 12 months to achieve the debt service coverage target, and may request interim reductions in the Letter of Credit amount within the 12 month period based on leasing achievements. To the extent that the debt service coverage tests are not fully achieved at the end of
     12 months, the Letter of Credit will either be (i) used to pay down the principal balance of the loan, subject to lock-out / yield maintenance provisions, or (ii) held by the Lender as additional collateral for the life of the loan. The Underwritten DSCR on NOI and the Underwritten DSCR on
     NCF before the application of the performance reserve are 1.19x and 1.13x, respectively.

This material is for your private information and none of Merrill Lynch, Pierce,
Fenner & Smith Incorporated, Banc of America Securities LLC, PNC Capital
Markets, Inc., CDC Securities or J.P. Morgan Securities Inc. (collectively, the
"Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where this material does not pertain to securities that are utlimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

                                       37

MERRILL LYNCH MORTGAGE TRUST 2004-BPC1

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2004-BPC1
--------------------------------------------------------------------------------

                            [MAP OF MALL 205 OMITTED]

This material is for your private information and none of Merrill Lynch, Pierce,
Fenner & Smith Incorporated, Banc of America Securities LLC, PNC Capital
Markets, Inc., CDC Securities or J.P. Morgan Securities Inc. (collectively, the
"Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where this material does not pertain to securities that are utlimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

                                       38

MERRILL LYNCH MORTGAGE TRUST 2004-BPC1

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2004-BPC1
--------------------------------------------------------------------------------

THE LOAN. The mortgage loan (the "Mall 205 Loan") is evidenced by a single promissory note and is secured by a first mortgage encumbering a retail property located in Portland, Oregon ("Mall 205 Property"). The Mall 205 Loan
represents approximately 3.5% of the initial mortgage pool balance and approximately 4.1 % of the initial loan group 1 balance. The Mall 205 Loan was originated on August 13, 2004 and has a principal balance of $44,000,000.00 as of the cut-off date. The Mall 205 Loan has a remaining term of 118 months and a scheduled maturity date of September 1, 2014. The Mall 205 Loan may be prepaid on or after June 1, 2014.

THE BORROWER. The Co-Borrowers are five Tenants in Common (each, a "TIC"): (i)
Mall 205 Shopping Center 04 A, LLC (5.556% ownership; member interest 100%
owned by Alan C. Fox); (ii) Mall 205 Shopping Center 04 B, LLC (5.556%
ownership; member interest 100% owned by Alan C. Fox); (iii) Mall 205 Shopping
Center 04 C, LLC (3.888% ownership; member interest 100% owned by Alan C. Fox);
(iv) Mall 205 Shopping Center 04 D, LLC (52.000% ownership; member interest
100% owned by AFC El Camino 02, LLC, whose member interests are, in turn, owned by 52 individuals, none of whom controls more than 15% of the TIC); and (v)
Mall 205 Shopping Center 04 E, LLC (33.000% ownership; member interest owned
99.5% by Alan C. Fox and .5% by Mall Manager Corporation, Inc. , a newly formed, single-purpose, bankruptcy-remote, Oregon corporation). Four of the
TICs are newly formed, single-purpose, bankruptcy-remote, Delaware LLCs with the remaining TIC being a newly formed, single-purpose, Oregon LLC. The Manager of each TIC is Mall Manager Corporation, Inc. In turn, Alan C. Fox is the sole shareholder and President of Mall Manager Corporation, Inc. The Co-Borrowers
are governed by a TIC Agreement. Through the various TIC interests above, Alan
C. Fox maintains a 55.462% ownership interest in the subject property. Under the terms of the loan, Mr. Fox may transfer his ownership interests, but he must always maintain at least a 10.000% ownership interest in the subject property.

The Indemnitor for the loan is Alan C. Fox. Mr. Fox is the president and owner of ACF Property Management, Inc. ("ACF"), a real estate operating company which he founded more than 30 years ago to acquire and manage commercial real estate in the western U.S. At the present, Mr. Fox has ownership interests in 57 commercial properties (39 retail properties and 18 office properties)
aggregating to 5.1 million square feet. ACF manages all of the commercial real estate investments for Mr. Fox.

THE PROPERTY. The Mall 205 Loan is secured by a 305,103 sf retail property inclusive of five separate structures: the primary mall building (277,783 SF);
a freestanding strip center building (10,053 SF); and three freestanding buildings (17,267 sf collectively) on ground-leased pads. The anchor tenants that are included as part of the Mall 205 Property are Home Depot, 24 Hour
Fitness, and Bed, Bath & Beyond. The interior mall space of the Mall 205
Property is presently occupied by a mixture of national tenants (including
Famous Footwear, The Dress Barn, and GNC) and local tenants. The Mall 205
Property is shadow-anchored by a renovated, two-story Target store, which has a direct entrance into the subject's interior mall space. The Target store does not collateralize the Mall 205 Loan.

The following table presents certain information relating to the major tenants at the Mall 205 Property:

------------------------------------------------------------------------------------------------------------------------------------
                                      ANCHOR TENANTS / SIGNIFICANT NATIONAL IN-LINE TENANTS(1)
                                      --------------------------------------------------------

                                                           CREDIT RATINGS                   % OF   SALES    BASE RENT      LEASE
           TENANT NAME               PARENT COMPANY    (FITCH/S&P/MOODY'S)(2)  SQUARE FEET   GLA    PSF        PSF      EXPIRATION
----------------------------------------------------------------------------------------------------------------------------------

 Home Depot .................     Home Depot, Inc.           AA/AA/Aa(3)         134,722    44.2%  $386(3)     $ 11.86     1/31/2022
 24 Hour Fitness ............   24 Hour Fitness, Inc.         NR/B/B2             36,445    11.9%      NAV     $ 17.00     7/31/2016
 Bed, Bath & Beyond ......... Bed, Bath & Beyond, Inc.       NR/BBB/NR            20,388     6.7%  $122(4)     $ 12.00     1/31/2014
----------------------------------------------------------------------------------------------------------------------------------

---------------------
(1)  Information obtained from underwritten rent roll except credit ratings.
(2)  Ratings provided are for the entity identified in the "Parent Company"
     column whether or not the Parent Company guarantees the lease.
(3)  Home Depot is not required to report sales volumes. The sales per square foot represented above were calculated from information provided by the subject store manager in a personal interview.
(4)  Bed, Bath & Beyond sales presented above represent annualized partial-year sales from the store's opening in late November, 2003 through May, 2004.

This material is for your private information and none of Merrill Lynch, Pierce,
Fenner & Smith Incorporated, Banc of America Securities LLC, PNC Capital
Markets, Inc., CDC Securities or J.P. Morgan Securities Inc. (collectively, the
"Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where this material does not pertain to securities that are utlimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

                                       39

MERRILL LYNCH MORTGAGE TRUST 2004-BPC1

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2004-BPC1
--------------------------------------------------------------------------------

The following table presents certain information relating to the lease rollover schedule at the Mall 205 Property:

                       LEASE ROLLOVER SCHEDULE(1)
----------------------------------------------------------------------
                           NUMBER      SQUARE      % OF
                         OF LEASES     FEET        NRA       BASE RENT
           YEAR           EXPIRING   EXPIRING   EXPIRING     EXPIRING
----------------------------------------------------------------------

Vacant ................     NAP       26,833     8.8%          NAP
Month-to-Month.........       2          350     0.1%      $    3,900
2004 ..................       3        3,122     1.0%      $   68,241
2005 ..................       4        7,863     2.6%      $   97,938
2006 ..................       4        3,375     1.1%      $   90,183
2007 ..................      10       29,541     9.7%      $  569,712
2008 ..................       6        4,919     1.6%      $  131,068
2009 ..................       5        4,621     1.5%      $  144,980
2010 ..................       1        4,106     1.3%      $   61,950
2011 ..................       0            0     0.0%      $        0
2012 ..................       2       10,600     3.5%      $  209,386
2013 ..................       1        6,895     2.3%      $   90,000
2014 ..................       2       25,511     8.4%      $  343,520
Thereafter ............       3      177,367    58.1%      $2,317,793
----------------------------------------------------------------------
TOTAL .................      43      305,103   100.0%      $4,128,311
----------------------------------------------------------------------

---------------------------------------------------------------------------------------------
                          % OF BASE    CUMULATIVE    CUMULATIVE    CUMULATIVE    CUMULATIVE %
                            RENT      SQUARE FEET     % OF GLA     BASE RENT    OF BASE RENT
           YEAR           EXPIRING      EXPIRING      EXPIRING      EXPIRING      EXPIRING
---------------------------------------------------------------------------------------------

Vacant ................      NAP         26,833        8.8%           NAP            NAP
Month-to-Month.........     0.1%         27,183        8.9%       $    3,900         0.1%
2004 ..................     1.7%         30,305        9.9%       $   72,141         1.7%
2005 ..................     2.4%         38,168       12.5%       $  170,079         4.1%
2006 ..................     2.2%         41,543       13.6%       $  260,262         6.3%
2007 ..................    13.8%         71,084       23.3%       $  829,974        20.1%
2008 ..................     3.2%         76,003       24.9%       $  961,042        23.3%
2009 ..................     3.5%         80,624       26.4%       $1,106,022        26.8%
2010 ..................     1.5%         84,730       27.8%       $1,167,612        28.3%
2011 ..................     0.0%         84,730       27.8%       $1,167,612        28.3%
2012 ..................     5.1%         95,330       31.2%       $1,376,998        33.4%
2013 ..................     2.2%        102,225       33.5%       $1,466,998        35.5%
2014 ..................     8.3%        127,736       41.9%       $1,810,518        43.9%
Thereafter ............    56.2%        305,103      100.0%       $4,128,311       100.0%
---------------------------------------------------------------------------------------------
TOTAL .................   100.0%        305,103      100.0%       $4,128,311       100.0%
---------------------------------------------------------------------------------------------

THE MARKET.(2) The Mall 205 Property is located about five miles east of the
Portland, Oregon CBD and falls within the Portland-Vancouver PMSA. The PMSA has a total population of more than 2.0 million. Area population has grown by more than 33% since 1990 (by more than 464,000 people). The Portland metro area unemployment rate for April, 2004 was 6.7%, down from the year-ago rate of
8.8%. Per capita income in the Portland-Vancouver PMSA is reported at $31,971, up from $18,880 in 1990. Median household income is reported at $46,789, up from $31,250 in 1990.

Primary employment sectors include Education, Health Services & Hospitality
(21.1%); Trade, Transportation & Utilities (20.3%); Professional, Business &
Other Services (16.6%); Government (13.9%); Manufacturing (12.7%); Information,
Financial & Real Estate (9.7%); and Construction & Mining (5.7%). The
private-sector employers in the area include Intel Corporation (15,000); Fred
Meyer, Inc. (13,325); Providence Health System (12,800); Legacy Health System
(7,158); Kaiser Permanente (7,093); and Safeway, Inc. (6,000).

The Mall 205 Property is located in the Eastside submarket. This market contains approximately 5.0 million square feet. The east side market vacancy rate is approximately 2.03%.

---------------------
(1)  Information obtained from the Underwritten rent roll.
(2)  Certain information is from the third-party appraisal. The appraisal relies upon many assumptions,  and no representation is made as to the accuracy of the assumption underlying the appraisal.

This material is for your private information and none of Merrill Lynch,
Pierce, Fenner & Smith Incorporated, Banc of America Securities LLC, PNC
Capital Markets, Inc., CDC Securities or J.P. Morgan Securities Inc.
(collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the
Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where this material does not pertain to securities that are utlimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only.
Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the
Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

                                       40

MERRILL LYNCH MORTGAGE TRUST 2004-BPC1

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2004-BPC1
--------------------------------------------------------------------------------

ESCROWS. The following escrow/reserve accounts have been established

                               ESCROWS / RESERVES
                               ------------------
  TYPE:                                                 INITIAL        MONTHLY

  Taxes .........................................    $   519,222      $ 43,269
  Insurance(1) ..................................    $         0      $      0
  Environmental(2) ..............................    $    12,500      $      0
  Tenant Completion Reserve(3) ..................    $   244,566      $      0
  TI/LC Reserve(4) ..............................    $         0      $  4,147
  Dress Barn Reserve(5) .........................    $         0      $  6,667
  Springing Bed, Bath & Beyond Reserve(6) .......    $         0      $      0
  Capital Expenditure Reserve ...................    $         0      $  4,846
  Lease-Up Cash Escrow(7) .......................    $   350,000      $      0
  Lease-Up Letter of Credit(7) ..................    $ 4,150,000      $      0

DEFEASANCE. The Mall 205 Loan has been structured with a lockout of the earlier to occur of (i) 24 months from the "start day", as such term is defined in
Section 860G(a)(9) of the Code, of any REMIC that holds the Mall 2005 Loan, and
(ii) 48 months from the closing date for the Mall 205 Loan, followed by 90 payment periods during which the Mall 205 Loan may be defeased and 4 open payment periods prior to maturity.

PROPERTY MANAGEMENT. The property will be managed by ACF Property Management,
Inc., an affiliate of the borrower. ACF Property Management, Inc. manages 57 commercial properties (39 retail properties and 18 office properties)
aggregating to 5.1 million square feet on behalf of the principals in the Mall
205 Loan.

---------------------
(1)  Collection of Insurance escrows has been conditionally deferred. The Mall
     205 Property is insured under a blanket policy.

(2)  An Environmental Reserve of $12,500 was established at loan closing. The reserve represents 125% of the estimated cost to perform soil testing and closure documentation for a petroleum spill from a leaking underground storage tank ("LUST") at the subject's Unocal service station. The tenant, a division of ConocoPhillips, is the potentially responsible party. The reserve will be released in full to the borrower upon closure of the open
     LUST listing by the Oregon Department of Environmental Quality.

(3)  A Tenant Completion Reserve of $244,566 was established at loan closing to secure the Landlord's performance for a new 5,123 sf lease to Performance
     Bike. Construction is underway on this tenant space, with projected occupancy on or about October 1, 2004. The Reserve will be released to the borrower when lien waivers have been received for the construction, and when Performance Bike is open for business in the premises, is paying full rent, and has verified that all of the Landlord's obligations have been fulfilled.

(4)  A Tenant Improvement / Leasing Commission Reserve will be collected in a monthly amount of $4,147, for the Mall 205 Property. The Tenant Improvement
     / Leasing Commission Reserve will be capped at $150,000. Should Bed, Bath &
     Beyond (a) not exercise the 5th year termination provision, and (b)
     exercise a renewal option before the expiration of the 10-year primary term, the funds in the Reserve will be released to the borrower. Otherwise, the Reserve remains on deposit through the loan term.

(5)  A Dress Barn Rollover Reserve will be collected in a monthly amount of
     $6,667, until a capped balance of $80,000 is in place prior to the October
     31, 2005 tenant termination option. This Reserve will provide liquidity to re-tenant the Dress Barn space in the event the tenant elects to terminate.
     Should Dress Barn not exercise the one-time termination right and remain in occupancy past October 31, 2005 under the current lease terms, the Dress
     Barn Rollover Reserve will be released to the Borrower.

(6)  The Bed, Bath & Beyond lease contains a provision by which base rent may be reduced from $12.00/sf to $10.00/sf if annual sales during the initial five years of the lease do not exceed $3,000,000. In the event that Bed, Bath &
     Beyond fails to meet the required sales threshold at any time during the first five years of the lease and base rent is subsequently adjusted, the borrower is obligated to provide a $455,000 letter of credit as a credit enhancement to the tenancy. The springing letter of credit will be required as additional collateral through the term of the loan, unless the borrower subsequently provides a fully-executed amendment or extension of the lease, in either case confirming that Bed, Bath & Beyond shall thereafter pay rent at the rate it would otherwise be obligated to pay if the sales shortfall had not occurred. Upon evidence that Bed, Bath & Beyond has paid at least one month of rent at such higher rate, the letter of credit will be returned to the borrower.

(7)  A Lease-Up Cash Escrow in the amount of $350,000, and a Lease-Up Letter of
     Credit in the amount of $4,150,000, were collected at closing. In aggregate, the $4,500,000 Lease-Up Holdback secures the additional lease-up of the internal mall space to stabilized occupancy. The Lease-Up Holdback will be held by the Lender until the underwritten net cash flow supports a minimum 1.25x debt service coverage ratio (subject to a minimum 5.0%
     economic vacancy deduction). The borrower has approximately 12 months to achieve the debt service coverage target, and may request interim reductions in the letter of credit amount within the 12 month period based on leasing achievements. To the extent that the debt service coverage tests are not fully achieved at the end of 12 months, the letter of credit (in an amount necessary to ensure that the net loan amount will support the 1.25x debt service coverage ratio) will either be (i) used to pay down the principal balance of the loan, subject to lock-out / yield maintenance provisions, or (ii) held by the lender as additional collateral for the life of the loan.

This material is for your private information and none of Merrill Lynch,
Pierce, Fenner & Smith Incorporated, Banc of America Securities LLC, PNC
Capital Markets, Inc., CDC Securities or J.P. Morgan Securities Inc.
(collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the
Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where this material does not pertain to securities that are utlimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only.
Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the
Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

                                       41

                     [THIS PAGE INTENTIONALLY LEFT BLANK.]

MERRILL LYNCH MORTGAGE TRUST 2004-BPC1

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2004-BPC1
--------------------------------------------------------------------------------

SUN COMMUNITIES PORTFOLIO 7 CROSSED POOL

                                    [GRAPHIC]

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
Number of Mortgaged Real Properties                                            7
Location (City/State)                                                  See table
Property Type                                                             MHC(1)
Size (Pads)                                                                1,814
Percentage Occupancy as of May 31, 2004                                    76.8%
Year Built                                                             See table
Appraised Value                                                      $52,125,000
Underwritten Occupancy                                                     73.6%
Underwritten Revenues                                                $ 5,994,336
Underwritten Total Expenses                                          $ 2,543,283
Underwritten Net Operating Income (NOI)                              $ 3,451,058
Underwritten Net Cash Flow (NCF)                                     $ 3,360,308
--------------------------------------------------------------------------------

                                   [GRAPHIC]

--------------------------------------------------------------------------------
                            MORTGAGE LOAN INFORMATION
--------------------------------------------------------------------------------
Mortgage Loan Seller                                                         BOA
Loan Group                                                                     1
Origination Date                                                    June 9, 2004
Cut-off Date Principal Balance                                       $39,822,062
Cut-off Date Loan Balance Per SF/Unit                                   $ 21,953
Percentage of Initial Mortgage Pool Balance                                 3.2%
Number of Mortgage Loans                                                       5
Type of Security (fee/leasehold)                                             Fee
Mortgage Rate                                                             5.051%
Amortization Type                                                     IO-Balloon
IO Period (Months)                                                            24
Original Term to Maturity (Months)                                           120
Original Amortization Term (Months)                                          360
Lockbox                                                             Springing(2)
Cut-off Date LTV Ratio                                                     76.4%
LTV Ratio at Maturity                                                      66.2%
Underwritten DSCR on NOI                                                   1.34x
Underwritten DSCR on NCF                                                   1.30x
--------------------------------------------------------------------------------

---------------------
(1)  Manufactured Housing Community
(2)  Each of the mortgage loans in the Sun Communities Portfolios is structured with a lockbox account for each related mortgaged real property. Upon occurrence and during the continuance of an event of default under the mortgage loan documents, if requested by the lender, the co-borrowers are required to direct each of their respective tenants to pay rent directly into the lockbox account, and the lender will have the right to withdraw and apply funds as stated in the related mortgage loan documents.

This material is for your private information and none of Merrill Lynch,
Pierce, Fenner & Smith Incorporated, Banc of America Securities LLC, PNC
Capital Markets, Inc., CDC Securities or J.P. Morgan Securities Inc.
(collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the
Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where this material does not pertain to securities that are utlimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only.
Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the
Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

                                       42

MERRILL LYNCH MORTGAGE TRUST 2004-BPC1

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2004-BPC1
--------------------------------------------------------------------------------

SUN COMMUNITIES PORTFOLIO
-------------------------

THE LOAN.  The "Sun Communities Portfolio Loans" are evidenced by seven promissory notes secured by mortgages encumbering a portfolio of 12 manufactured housing communities (each a "Sun Communities Portfolio Property")
containing a total of 3,332 pads (collectively the "Sun Communities Portfolio
Properties"). The seven Sun Communities Portfolio Loans are "Sun Communities
Portfolio 6 Loan", "Sun Communities-Woods Edge Loan", "Sun Communities
Portfolio 7 Loan", "Sun Communities-Continental Estates Loan", "Sun
Communities-Continental North Loan", "Sun Communities-Davison East Loan" and
"Sun Communities-Forest Meadows Loan". The Sun Communities Portfolio Loans were originated on June 9, 2004 and have a remaining term of 116 months and a scheduled maturity date of July 1, 2014. The Sun Communities Portfolio Loans may be prepaid on or after February 1, 2014, and permit defeasance with United
States government obligations beginning at the earlier of August 1, 2008 or two years after the creation of the securitization trust.

The Sun Communities Portfolio Loans are divided into two crossed loan pools as follows:

The "Sun Communities Portfolio 7 Crossed Pool", consisting of the "Sun
Communities Portfolio 7 Loan", "Sun Communities-Continental Estates Loan", "Sun
Communities-Continental North Loan", "Sun Communities-Davison East Loan" and
the "Sun Communities-Forest Meadows Loan", is evidenced by five promissory notes in the aggregate original principal amount of $39,822,062, secured by mortgages encumbering a portfolio of seven manufactured housing communities containing a total of 1,814 pads located in Florida, Indiana, Michigan and
Oregon. The Sun Communities Portfolio 7 Crossed Pool has an aggregate principal balance of $39,822,062, representing 3.2% of the initial mortgage pool balance and approximately 3.7% of the initial loan group 1 balance.

The "Sun Communities Portfolio 6 Crossed Pool ", consisting of the "Sun
Communities Portfolio 6 Loan" and the "Sun Communities-Woods Edge Loan", is
evidenced by two promissory notes in the aggregate original principal amount of
$39,130,623, secured by mortgages encumbering a portfolio of five manufactured housing communities (each a "Sun Communities Portfolio Property") containing a total of 1,518 pads located in Florida, Indiana and Michigan. The Sun
Communities Portfolio 6 Crossed Pool has an aggregate principal balance of
$39,130,623, representing 3.1% of the initial mortgage pool balance and 3.7% of the initial loan group 1 balance.

THE BORROWER.  Each of the Sun Communities Portfolio Loans has a separate borrower (each a "Sun Communities Portfolio Borrower"). Each Sun Communities
Portfolio Borrower is a Michigan limited liability company and a single purpose bankruptcy remote entity with two independent directors for which borrower's legal counsel has delivered a non-consolidation opinion.

Equity ownership in each Sun Communities Portfolio Borrower is held 0.5% by a separate Managing Member and 99.5% by Sun Communities Operating Limited
Partnership. The borrower principals are Sun Communities, Inc. (SCI) and Sun
Communities Operating Limited Partnership (SCOLP).

SCI is a fully integrated, self-administered and self-managed REIT, which owns, operates and develops manufactured housing communities concentrated in the
Midwest and Southeast United States. SCI, together with affiliates and predecessors, has been in the business since 1975. Structured as an umbrella partnership REIT, or UPREIT, SCOLP is the operating partnership through which
SCI conducts substantially all of its operations, and which owns, either directly or indirectly through subsidiaries, all of the assets.

As of December 31, 2004, SCI owned and operated a portfolio of 127 properties located in 17 states, consisting of 115 manufactured housing communities, five
RV communities and seven communities containing both manufactured housing pads and RV spaces. The communities contained a total of 43,875 developed pads, consisting of 38,797 manufactured housing pads and 5,078 RV spaces, plus an additional 6,756 manufactured housing pads suitable for development.

THE PROPERTY. The Sun Communities Portfolio Properties consist of 12 manufactured housing communities located across Florida, Indiana, Michigan and
Oregon. There are a total of 3,332 pads of which 1,449 are single wide and
2,782 are double wide. The properties were built between 1960 and 1994 and range in size from 76 to 598 pads with the average property having 264 pads.
The current weighted average occupancy for the Sun Communties Portfolio Loans is 82.0%.

Project amenities typically include a clubhouse, pool, basketball courts, shuffleboard courts, laundry facilities and RV storage. All roads within the communities are paved and lighted. All of the communities are served by public water and sewer.

This material is for your private information and none of Merrill Lynch,
Pierce, Fenner & Smith Incorporated, Banc of America Securities LLC, PNC
Capital Markets, Inc., CDC Securities or J.P. Morgan Securities Inc.
(collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the
Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where this material does not pertain to securities that are utlimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only.
Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the
Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

                                       43

MERRILL LYNCH MORTGAGE TRUST 2004-BPC1

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2004-BPC1
--------------------------------------------------------------------------------

ESCROWS. The following Escrow/Reserve accounts have been established with respect to the Sun Communities Portfolio Loans:

A "Reserve DSCR Period" means the period commencing on the date that the lender determines that the debt service coverage ratio for the immediately preceding three months is less than 1.10x and continuing through the date that the lender determines that the debt service coverage ratio for the immediately preceding six months is not less than 1.10x.

Monthly deposits for real estate taxes will not be required unless a Reserve
DSCR Period is continuing. In lieu of making monthly deposits during a Reserve
DSCR Period, the Sun Communities Portfolio Borrowers may elect to deliver to the lender a letter of credit in an amount equal to the real estate taxes that the lender estimates will be payable during the next 12 months. So long as no event of default under the mortgage loan documents has occurred and is continuing, upon the discontinuance of a Reserve DSCR Period, the lender will be required to release to the Sun Communities Portfolio Borrowers any letter of credit or reserve amounts then on deposit.

Monthly deposits for Insurance were waived upon the mortgage loan seller's review and approval of a blanket insurance policy.

Monthly deposits for replacements will not be required unless a Reserve DSCR
Period is continuing. If a Reserve DSCR Period is continuing, the Sun
Communities Portfolio Borrowers will be required to make monthly deposits in the amount of $50 per pad on an annual basis on each individual property.

RELEASE PROVISIONS. The Sun Communities Portfolio Loans are subject to defeasance with the last six payment periods permitting prepayment without an accompanying prepayment premium. Provided that no event of default under the mortgage loan documents has occurred and has not been cured, the Sun
Communities Portfolio Borrowers will have the right at any time after the two year anniversary of the creation of the securitization trust to voluntarily defease a portion of the Sun Communities Portfolio Loans and obtain a release of an individual property from the lien of the mortgage. With respect to each of the Sun Communities Portfolio 7 Loan and the Sun Communities Portfolio 6
Loan, only partial defeasance is permitted at 110% of the allocated loan amount for the individual property to be released or an amount, which, if applied to the outstanding principal balance of the loan, would cause the remaining Sun
Communities Portfolio Properties comprising such Sun Communities Portfolio Loan to have a debt service coverage ratio of not less than 1.275x.

CASH MANAGEMENT: The Sun Communities Portfolio Borrowers have established a cash management account for each Sun Communities Portfolio Property. Upon the occurrence and during the continuance of an event of default under the mortgage loan documents, if requested by the lender, the Sun Communities Portfolio
Borrowers will be required to direct all tenants to pay rent directly to the cash management account and the lender will have the right to withdraw and apply funds as stated in the mortgage loan documents.

CROSS-COLLATERALIZATION / CROSS-DEFAULT: The mortgage loans within each of the respective two loan pools (Pool 7 Loans and Pool 6 Loans) are cross-collateralized and cross-defaulted.

PROPERTY MANAGEMENT. Sun Communities Operating Limited Partnership ("SCOLP")
manages the Sun Communities Portfolio Properties. SCOLP, a Sun Communities
Portfolio Borrower related entity founded in 1975 and headquartered in Detroit,
Michigan, currently manages 43,875 developed pads, consisting of 38,797 manufactured housing pads and 5,078 RV spaces, plus an additional 6,756 manufactured housing pads suitable for development.

This material is for your private information and none of Merrill Lynch,
Pierce, Fenner & Smith Incorporated, Banc of America Securities LLC, PNC
Capital Markets, Inc., CDC Securities or J.P. Morgan Securities Inc.
(collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the
Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where this material does not pertain to securities that are utlimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only.
Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the
Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

                                       44

MERRILL LYNCH MORTGAGE TRUST 2004-BPC1

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2004-BPC1
--------------------------------------------------------------------------------

                                    [GRAPHIC]

This material is for your private information and none of Merrill Lynch,
Pierce, Fenner & Smith Incorporated, Banc of America Securities LLC, PNC
Capital Markets, Inc., CDC Securities or J.P. Morgan Securities Inc.
(collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the
Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where this material does not pertain to securities that are utlimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only.
Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the
Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

                                       45

MERRILL LYNCH MORTGAGE TRUST 2004-BPC1

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2004-BPC1
--------------------------------------------------------------------------------

                              PORTFOLIO PROPERTIES
 ---------------------------------------------------------------------
                                                 YEAR BUILT/    NUMBER
         PROPERTY NAME            LOCATION        RENOVATED    OF PADS
 ---------------------------------------------------------------------

 Continental North ........     Davison, MI        1978           474
 Continental Estates ......     Davison, MI        1968           385
 Woodlake Estates .........      Yoder, IN         1965           338
 Davison East .............     Davison, MI        1971           190
 Ariana Village ...........    Lakeland, FL        1984           208
 Byron Center .............  Byron Center, MI    1960/1994        143
 Forest Meadows ...........    Philomath, OR       1994            76
 ---------------------------------------------------------------------
 TOTAL/ WEIGHTED AVERAGE ..                                     1,814
 ---------------------------------------------------------------------

 ----------------------------------------------------------------------------------------
                                                        AVERAGE
                              % OF TOTAL     AVERAGE    MARKET                  APPRAISED
         PROPERTY NAME           PADS      RENT/ PAD   RENT/PAD(1) OCCUPANCY      VALUE
 ----------------------------------------------------------------------------------------

 Continental North ........      26.1%        $361       $355        75.3%    $15,600,000
 Continental Estates ......      21.2%        $359       $355        69.6%    $ 9,600,000
 Woodlake Estates .........      18.6%        $268       $261        67.6%    $ 7,700,000
 Davison East .............      10.5%        $345       $350        80.0%    $ 6,000,000
 Ariana Village ...........      11.5%        $269       $288        88.5%    $ 5,600,000
 Byron Center .............       7.9%        $347       $342        96.5%    $ 5,000,000
 Forest Meadows ...........       4.2%        $330       $340        86.8%    $ 2,625,000
 ----------------------------------------------------------------------------------------
 TOTAL/ WEIGHTED AVERAGE ..     100.0%        $329       $328        76.8%    $52,125,000
 ----------------------------------------------------------------------------------------

---------------------
(1)  Certain information is from the third party appraisals. The appraisals rely upon many assumptions, and no representation is made as to the accuracy of the assumptions underlying the appraisals.

This material is for your private information and none of Merrill Lynch,
Pierce, Fenner & Smith Incorporated, Banc of America Securities LLC, PNC
Capital Markets, Inc., CDC Securities or J.P. Morgan Securities Inc.
(collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the
Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where this material does not pertain to securities that are utlimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only.
Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the
Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

                                       46

                     [THIS PAGE INTENTIONALLY LEFT BLANK.]

MERRILL LYNCH MORTGAGE TRUST 2004-BPC1

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2004-BPC1
--------------------------------------------------------------------------------

WORLDGATE CENTRE

                                    [GRAPHIC]

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
Number of Mortgaged Real Properties                                            1
Location (City/State)                                          Herndon, Virginia
Property Type                                                             Retail
Size (Sq. Ft.)                                                           229,410
Percentage Occupancy as of 5/20/04                                         99.0%
Year Built                                                                  1989
Appraised Value                                                      $58,250,000
# of Tenants                                                                  34
Average Rent Per Square Foot                                             $ 23.42
Underwritten Occupancy                                                     99.0%
Underwritten Revenues                                                $ 6,912,226
Underwritten Total Expenses                                          $ 1,940,614
Underwritten Net Operating Income (NOI)                              $ 4,971,611
Underwritten Net Cash Flow (NCF)                                     $ 4,686,792
--------------------------------------------------------------------------------

                                    [GRAPHIC]

--------------------------------------------------------------------------------
                            MORTGAGE LOAN INFORMATION
--------------------------------------------------------------------------------
Mortgage Loan Seller                                   CDC Mortgage Capital Inc.
Origination Date                                                   June 30, 2004
Cut-off Date Principal Balance                                       $39,363,219
Cut-off Date Loan Balance Per SF/Unit                                      $ 172
Percentage of Initial Mortgage Pool Balance                                 3.2%
Number of Mortgage Loans                                                       1
Type of Security (fee/leasehold)                                             Fee
Mortgage Rate                                                             6.054%
Amortization Type                                                        Balloon
IO Period (Months)                                                             0
Original Term to Maturity (Months)                                           120
Original Amortization Term (Months)                                          360
Lockbox                                                                  Hard(1)
Cut-off Date LTV Ratio                                                     67.6%
LTV Ratio at Maturity                                                      57.6%
Underwritten DSCR on NOI                                                    1.74
Underwritten DSCR on NCF                                                    1.64
--------------------------------------------------------------------------------

---------------------
(1)  The Worldgate Centre Loan is structured with a clearing account (i.e., lockbox account) and a cash management account. Pursuant to the related loan documents, the borrower is required to cause all rents and other payments required under the leases to be sent directly to the lockbox.
     Pursuant to the loan documents, all funds deposited into the lockbox are to be swept by the lockbox bank on a weekly basis into the cash management account, to be held until disbursed by the lender in accordance with the payment priorities set forth in the loan documents. For so long as the mezzanine loan is outstanding and no event of default has occurred, the balance remaining in the cash management account after the withdrawals and allocations established under the mortgage loan documents will be deposited into the subordinate deposit account maintained under the mezzanine loan agreement. If the mezzanine loan has been paid in full and the subordinate deposit account has been terminated, then any such excess funds will be deposited into the borrower account. After the occurrence of an event of default under the mortgage loan documents, lender may apply all funds deposited into the cash management account to amounts payable under the loan documents in such order and in such manner as lender shall elect.

This material is for your private information and none of Merrill Lynch,
Pierce, Fenner & Smith Incorporated, Banc of America Securities LLC, PNC
Capital Markets, Inc., CDC Securities or J.P. Morgan Securities Inc.
(collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the
Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where this material does not pertain to securities that are utlimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only.
Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the
Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

                                       47

MERRILL LYNCH MORTGAGE TRUST 2004-BPC1

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2004-BPC1
--------------------------------------------------------------------------------

                                    [GRAPHIC]

This material is for your private information and none of Merrill Lynch,
Pierce, Fenner & Smith Incorporated, Banc of America Securities LLC, PNC
Capital Markets, Inc., CDC Securities or J.P. Morgan Securities Inc.
(collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the
Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where this material does not pertain to securities that are utlimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only.
Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the
Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

                                       48

MERRILL LYNCH MORTGAGE TRUST 2004-BPC1

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2004-BPC1
--------------------------------------------------------------------------------

LOAN. The mortgage loan (the "Worldgate Loan") is secured by a first priority deed of trust, encumbering a retail center containing 229,410 square feet of space located in Herndon, Virginia (the "Worldgate Property"). The Worldgate
Loan was originated on June 30, 2004. The property was refinanced with a
$39,500,000 first mortgage loan and a $8,500,000 mezzanine loan which is held by CDCMC. The Worldgate Loan has a principal balance as of the cut-off date of
$39,363,219, representing approximately 3.2% of the initial mortgage pool balance and 3.7% of the initial loan group 1 balance.

THE BORROWER. The borrower is Worldgate Centre Owner, LLC (the "Worldgate
Borrower"), a Delaware limited liability company that owns no material asset other than the Worldgate Property and related interests. The Worldgate Borrower is a single purpose bankruptcy remote entity, with an independent director. A non-consolidation was obtained in connection with the origination of the
Worldgate Loan. The Worldgate Borrower is controlled by Gary D. Rappaport and
The Rappaport Companies. The Rappaport Companies ("TRC") were founded in 1984 and have approximately 46 corporate employees who develop and manage, 33 retail properties totaling approximately 6 million square feet.

The Worldgate Loan has a remaining term of 116 months and a scheduled maturity date of July 5, 2014. The Worldgate Loan may be prepaid on or after April 4,
2014, and permits defeasance with United States government obligations at any time after the two year anniversary of the creation of the securitization trust.

THE PROPERTY. The Worldgate Property, located at Worldgate Drive and Elden
Street, directly off the Dulles Toll Road in Herndon, Virginia, was originally constructed in 1989. The Worldgate Property is an open air retail center that is part of a larger mixed-use development that includes an office building and a Marriott Suites Hotel, neither of which are part of the loan collateral. The
Worldgate Property consists of a retail center containing 229,410 square feet of space, occupied by approximately 34 tenants, including national restaurants and retailers. The major tenants include Worldgate Sport & Health (a flagship location of the Sport & Health Club chain), Worldgate 9 Theatres, Weichert Co.
of Virginia and Worldgate Nutrition. The property has 1,632 on-site parking spaces and is surrounded by significant office and residential development.

The following table presents certain information relating to the major tenants at the Worldgate Property:

------------------------------------------------------------------------------------------------------------------------------------
                                       ANCHOR TENANTS / SIGNIFICANT NATIONAL IN-LINE TENANTS(1)
                                       --------------------------------------------------------
                                                                 CREDIT RATINGS     SQUARE    % OF    SALES      BASE       LEASE
             TENANT NAME                  PARENT COMPANY     (FITCH/S&P/MOODY'S)     FEET     GLA      PSF    RENT PSF   EXPIRATION
------------------------------------------------------------------------------------------------------------------------------------

 Worldgate Sport & Health ....... Sport & Health Clubs, L.C.       NR/NR/NR        108,670     47%    $ 73   $ 27.23    12/31/2025
 Worldgate 9 Theater ............             N/A                  NR/NR/NR         38,238     17%    $ 75   $  7.50     5/31/2014
 Worldgate Nutrition Center .....             N/A                  NR/NR/NR          8,117      4%    $192   $ 19.36     9/30/2007
 Weichert Co. of Virginia .......             N/A                  NR/NR/NR          7,659      3%     N/A   $ 30.00     2/28/2014
 TGI Friday's ...................             N/A                  NR/NR/NR          7,000      3%    $341   $ 22.00    10/31/2005
 Buffalo Wings House ............             N/A                  NR/NR/NR          5,392      2%     NAV   $ 27.00     3/31/2012
 Kinko's ........................             N/A                  NR/NR/NR          4,788      2%     NAV   $ 28.00     4/30/2010
------------------------------------------------------------------------------------------------------------------------------------

---------------------
(1) Information obtained from underwritten rent roll except credit ratings.

This material is for your private information and none of Merrill Lynch,
Pierce, Fenner & Smith Incorporated, Banc of America Securities LLC, PNC
Capital Markets, Inc., CDC Securities or J.P. Morgan Securities Inc.
(collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the
Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where this material does not pertain to securities that are utlimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only.
Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the
Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

                                       49

MERRILL LYNCH MORTGAGE TRUST 2004-BPC1

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2004-BPC1
--------------------------------------------------------------------------------

                         LEASE ROLLOVER SCHEDULE
-------------------------------------------------------------------------
                             NUMBER      SQUARE       % OF
                           OF LEASES      FEET        GLA      BASE RENT
             YEAR           EXPIRING   EXPIRING(1)  EXPIRING   EXPIRING
-------------------------------------------------------------------------

 Vacant .................       1         2,350        1.0%   $        0
 Month-to-Month .........       1             0        0.0%   $        0
 2005 ...................       1         7,000        3.1%   $  154,000
 2006 ...................       2         5,663        2.5%   $  195,158
 2007 ...................       2        10,575        4.6%   $  215,361
 2008 ...................       8        17,631        7.7%   $  424,669
 2009 ...................       1           475        0.2%   $   19,000
 2010 ...................       1         4,788        2.1%   $  134,064
 2011 ...................       3         4,559        2.0%   $  136,104
 2012 ...................       3         7,926        3.5%   $  211,768
 2014 ...................      10        59,773       26.1%   $  924,365
 2025 ...................       2       108,670       47.4%   $2,959,415
-------------------------------------------------------------------------
 TOTAL ..................      35       229,410      100.0%   $5,373,903
-------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------
                                             CUMULATIVE    CUMULATIVE    CUMULATIVE     CUMULATIVE
                            % OF BASE RENT  SQUARE FEET     % OF GLA     BASE RENT    % OF BASE RENT
             YEAR             EXPIRING        EXPIRING      EXPIRING      EXPIRING       EXPIRING
----------------------------------------------------------------------------------------------------

 Vacant .................         0.0%          2,350          1.0%     $        0          0.0%
 Month-to-Month .........         0.0%          2,350          1.0%     $        0          0.0%
 2005 ...................         2.9%          9,350          4.1%     $  154,000          2.9%
 2006 ...................         3.6%         15,013          6.5%     $  349,158          6.5%
 2007 ...................         4.0%         25,588         11.2%     $  564,518         10.5%
 2008 ...................         7.9%         43,219         18.8%     $  989,187         18.4%
 2009 ...................         0.4%         43,694         19.0%     $1,008,187         18.8%
 2010 ...................         2.5%         48,482         21.1%     $1,142,251         21.3%
 2011 ...................         2.5%         53,041         23.1%     $1,278,355         23.8%
 2012 ...................         3.9%         60,967         26.6%     $1,490,123         27.7%
 2014 ...................        17.2%        120,740         52.6%     $2,414,488         44.9%
 2025 ...................        55.1%        229,410        100.0%     $5,373,903        100.0%
----------------------------------------------------------------------------------------------------
 TOTAL ..................      100.00%        229,410        100.0%     $5,373,903        100.0%
----------------------------------------------------------------------------------------------------

THE MARKET.(1) The subject property is situated in Herndon, Fairfax County,
Virginia within the metropolitan Washington D.C. area. The metropolitan
Washington, D.C. area is generally considered to be all of the Washington
Metropolitan Statistical Area (MSA). The Washington MSA registered 1.8% annual population growth between 1980 and 2000. Over the next five years, the
Washington MSA is projected to grow at a rate of approximately 1.6%, adding approximately 435,000 people. The vast majority of population growth in the growing metropolitan Washington area is within the outer suburban communities, including Suburban Fairfax County in which the subject is located.

The subject is located in the southeast quadrant of the intersection of
Centreville Road (Virginia Route 657) and Worldgate Drive in Herndon, Virginia.
Land use in the immediate neighborhood consists of a mix of retail, hotel, office and multi-unit residential developments. The majority of these run in a north/south direction along Centreville and Sully (Route 28) Road, and in an east/west direction along Sunrise Valley Drive and Worldgate Drive (both parallel to the Dulles Toll Road). Herndon was an established residential community before it evolved into a major office node. With access to Washington
Dulles International Airport and Washington, D.C. via the Dulles Toll Road and
convenient access to Interstate 66 and Route 7 via Route 28, Herndon is an
alternative for office users in the Northern Virginia market.

The population within the subject neighborhood has grown over the past several years. The neighborhood currently has a 2003 average household income of
$105,002 within a three-mile radius. According to REIS, the subject's suburban
Fairfax County is the largest submarket with just over 12.5 million square feet of neighborhood and community center retail space. It accounts for approximately 35.5% of the area's total retail space. Its vacancy rate is 2.0%.
The average effective rental rate is $23.74 per square foot.

---------------------
(1)  Certain information is from the third party appraisal. The appraisal relies upon many assumptions, and no representation is made as to the accuracy of the assumptions underlying the appraisal.

This material is for your private information and none of Merrill Lynch,
Pierce, Fenner & Smith Incorporated, Banc of America Securities LLC, PNC
Capital Markets, Inc., CDC Securities or J.P. Morgan Securities Inc.
(collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the
Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where this material does not pertain to securities that are utlimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only.
Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the
Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

                                       50

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COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2004-BPC1
--------------------------------------------------------------------------------

ESCROWS. The following escrow/reserve accounts have been established:

  ----------------------------------------------------------
                       ESCROWS / RESERVES
                       ------------------
  TYPE:                               INITIAL        MONTHLY
  ----------------------------------------------------------

  Required Repairs ............    $   114,414      $      0
  Taxes .......................    $    96,350      $ 48,174
  Insurance ...................    $    21,900      $  4,374
  Capital Expenditure .........    $         0      $  5,430
  TI/LC Reserve ...............    $ 1,382,283      $ 17,667
  ----------------------------------------------------------

PROPERTY MANAGEMENT. Rappaport Management Company, an affiliate of Sponsor, which is controlled by Gary D. Rappaport. The Rappaport Companies ("TRC") were founded in 1984 and have approximately 46 corporate employees who develop, manage and lease 33 retail properties totaling 6 million square feet. These centers are located primarily in the Metropolitan Washington, D.C. area and
Mid-Atlantic region. TRC's business includes the development, construction, acquisition, renovation, management, leasing and marketing of shopping centers.

This material is for your private information and none of Merrill Lynch,
Pierce, Fenner & Smith Incorporated, Banc of America Securities LLC, PNC
Capital Markets, Inc., CDC Securities or J.P. Morgan Securities Inc.
(collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the
Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where this material does not pertain to securities that are utlimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only.
Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the
Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

                                       51

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--------------------------------------------------------------------------------

SUN COMMUNITIES PORTFOLIO 6 CROSSED POOL

                                    [GRAPHIC]

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
Number of Mortgaged Real Properties                                            5
Location (City/State)                                                  See table
Property Type                                                             MHC(1)
Size (Pads)                                                                1,518
Percentage Occupancy as of July 31, 2004                                   88.1%
Year Built                                                             See table
Appraised Value                                                      $53,850,000
Underwritten Occupancy                                                     84.5%
Underwritten Revenues                                                $ 5,145,341
Underwritten Total Expenses                                          $ 1,849,293
Underwritten Net Operating Income (NOI)                              $ 3,296,048
Underwritten Net Cash Flow (NCF)                                     $ 3,220,148
--------------------------------------------------------------------------------

                                    [GRAPHIC]

--------------------------------------------------------------------------------
                            MORTGAGE LOAN INFORMATION
--------------------------------------------------------------------------------
Mortgage Loan Seller                                                         BOA
Loan Group                                                                     1
Origination Date                                                    June 9, 2004
Cut-off Date Principal Balance                                       $39,130,623
Cut-off Date Loan Balance Per SF/Unit                                   $ 25,778
Percentage of Initial Mortgage Pool Balance                                 3.1%
Number of Mortgage Loans                                                       2
Type of Security (fee/leasehold)                                             Fee
Mortgage Rate                                                             5.051%
Amortization Type                                                     IO-Balloon
IO Period (Months)                                                            24
Original Term to Maturity (Months)                                           120
Original Amortization Term (Months)                                          360
Lockbox                                                             Springing(2)
Cut-off Date LTV Ratio                                                     72.7%
LTV Ratio at Maturity                                                      63.0%
Underwritten DSCR on NOI                                                   1.30x
Underwritten DSCR on NCF                                                   1.27x
--------------------------------------------------------------------------------

---------------------
(1)  Manufactured Housing Community
(2)  Each of the mortgage loans in the Sun Communities Portfolios is structured with a lockbox account for each related mortgaged real property. Upon occurrence and during the continuance of an event of default under the mortgage loan documents, if requested by the lender, the co-borrowers are required to direct each of their respective tenants to pay rent directly into the lockbox account, and the lender will have the right to withdraw and apply funds as stated in the related mortgage loan documents.

This material is for your private information and none of Merrill Lynch,
Pierce, Fenner & Smith Incorporated, Banc of America Securities LLC, PNC
Capital Markets, Inc., CDC Securities or J.P. Morgan Securities Inc.
(collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the
Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where this material does not pertain to securities that are utlimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only.
Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the
Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

                                       52

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--------------------------------------------------------------------------------

                                   [GRAPHIC]

This material is for your private information and none of Merrill Lynch,
Pierce, Fenner & Smith Incorporated, Banc of America Securities LLC, PNC
Capital Markets, Inc., CDC Securities or J.P. Morgan Securities Inc.
(collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the
Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where this material does not pertain to securities that are utlimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only.
Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the
Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

                                       53

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--------------------------------------------------------------------------------

                             PORTFOLIO PROPERTIES
------------------------------------------------------------------------------
                                                     YEAR BUILT/    NUMBER OF
         PROPERTY NAME               LOCATION         RENOVATED       PADS
------------------------------------------------------------------------------

 Woods Edge ................. West Lafayette, IN     1974/1999          598
 Kings Lake ................. DeBary, FL               1989             245
 Town and Country ........... Traverse City, MI        1965             192
 Country Acres .............. Cadillac, MI             1969             182
 Island Lakes ............... Merritt Island, FL       1987             301
------------------------------------------------------------------------------
 TOTAL/WEIGHTED AVERAGE .....                                         1,518
------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------
                                                         AVERAGE
                                   % OF      AVERAGE     MARKET                   APPRAISED
         PROPERTY NAME         TOTAL PADS   RENT/PAD   RENT/PAD(1)  OCCUPANCY       VALUE
-------------------------------------------------------------------------------------------

 Woods Edge .................      39.4%      $316        $319         71.6%    $21,800,000
 Kings Lake .................      16.1%      $290        $295        100.0%    $ 7,800,000
 Town and Country ...........      12.7%      $311        $300        100.0%    $ 6,850,000
 Country Acres ..............      12.0%      $316        $320         94.5%    $ 5,800,000
 Island Lakes ...............      19.8%      $285        $308        100.0%    $11,600,000
-------------------------------------------------------------------------------------------
 TOTAL/WEIGHTED AVERAGE .....     100.0%      $305        $311         88.1%    $53,850,000
-------------------------------------------------------------------------------------------

---------------------
(1)  Certain information is from the third party appraisals. The appraisals rely upon many assumptions, and no representation is made as to the accuracy of the assumptions underlying the appraisals.

This material is for your private information and none of Merrill Lynch,
Pierce, Fenner & Smith Incorporated, Banc of America Securities LLC, PNC
Capital Markets, Inc., CDC Securities or J.P. Morgan Securities Inc.
(collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the
Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where this material does not pertain to securities that are utlimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only.
Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the
Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

                                       54

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COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2004-BPC1
--------------------------------------------------------------------------------

PRIUM OFFICE PORTFOLIO

                                    [GRAPHIC]

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
Number of Mortgaged Real Properties                                           10
Locations (City/State)                                                 See chart
Property Type                                                             Office
Size (Sq. Ft.)                                                           287,921
Percentage Occupancy as of September 29, 2004                              94.1%
Year Built                                                             See chart
Appraised Value                                                      $41,850,000
# of Tenants                                                                  13
Average Rent Per Square Foot                                             $ 14.13
Underwritten Occupancy                                                     94.6%
Underwritten Revenues                                                $ 3,932,380
Underwritten Total Expenses                                            $ 939,371
Underwritten Net Operating Income (NOI)                              $ 2,993,008
Underwritten Net Cash Flow (NCF)                                     $ 2,805,301
--------------------------------------------------------------------------------

                                    [GRAPHIC]

--------------------------------------------------------------------------------
                            MORTGAGE LOAN INFORMATION
--------------------------------------------------------------------------------
Mortgage Loan Seller                                                        MLML
Loan Group                                                                     1
Origination Date                                              September 29, 2004
Cut-off Date Principal Balance                                       $31,769,679
Cut-off Date Loan Balance Per SF/Unit                                   $ 110.34
Percentage of Initial Mortgage Pool Balance                                 2.5%
Number of Mortgage Loans                                                       1
Type of Security (fee/leasehold)                                             Fee
Mortgage Rate                                                             5.450%
Amortization Type                                                        Balloon
IO Period (Months)                                                             0
Original Term to Maturity (Months)                                           120
Original Amortization Term (Months)                                          360
Lockbox                                                                  Hard(1)
Cut-off Date LTV Ratio                                                     75.9%
LTV Ratio at Maturity                                                      63.4%
Underwritten DSCR on NOI                                                   1.39x
Underwritten DSCR on NCF                                                   1.30x
--------------------------------------------------------------------------------

---------------------
(1)  The loan is structured with a lockbox account into which all rents, revenues, and receipts from the Prium Office Portfolio are required to be deposited. In the event that the debt service coverage ratio on the combination of the Prium Portfolio Loan and the MezzCap Loan (both as defined on the following pages) falls below 1.05x as determined by the
     Lender (a "Cash Flow Sweep Period"), all collected and available balances from the Lockbox Account will be swept to a cash management account to be held until disbursed by the lender. On each monthly debt service payment date, any funds remaining after payment of debt service, escrows/reserves, fees/expenses, and other amounts due under the loan agreement ("Residual
     Funds") are disbursed to the borrower provided no event of default and/or no Cash Flow Sweep Period is continuing.

This material is for your private information and none of Merrill Lynch,
Pierce, Fenner & Smith Incorporated, Banc of America Securities LLC, PNC
Capital Markets, Inc., CDC Securities or J.P. Morgan Securities Inc.
(collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the
Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where this material does not pertain to securities that are utlimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only.
Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the
Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

                                       55

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--------------------------------------------------------------------------------

                                   [GRAPHIC]

This material is for your private information and none of Merrill Lynch,
Pierce, Fenner & Smith Incorporated, Banc of America Securities LLC, PNC
Capital Markets, Inc., CDC Securities or J.P. Morgan Securities Inc.
(collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the
Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where this material does not pertain to securities that are utlimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only.
Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the
Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

                                       56

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--------------------------------------------------------------------------------

THE LOAN. The mortgage loan (the "Prium Portfolio Loan") is evidenced by a single promissory note secured by first mortgages encumbering 10 office buildings (the "Prium Portfolio Properties"). The table below provides specific information about the Prium Portfolio Properties. The Prium Portfolio Loan
represents approximately 2.5% of the initial mortgage pool balance and approximately 3.0% of the initial loan group 1 balance. The Prium Portfolio
Loan was originated on September 29, 2004 (the "Origination Date") and has a
principal balance as of the cut-off date of $31,769,679. The Prium Portfolio
Loan has a remaining term of 119 months to its maturity date of October 1,
2014. The Prium Portfolio Loan may be prepaid on any payment date after July 1,
2014, and permits defeasance with United States government obligations beginning two years after the creation of the securitization trust.

THE BORROWER. The borrower, CDC Properties II LLC (the "Prium Portfolio
Borrower") is a Delaware limited liability company structured as a single-purpose, bankruptcy-remote entity. The borrower's legal counsel delivered a non-consolidation opinion at the closing of the loan. CDC
Acquisition Company II, LLC (the "Borrower Principal") owns 100% of the beneficial interests in the Prium Portfolio Borrower. Hyun J. Um is the sole member of the Borrower Principal. Special Member SPE, LLC, whose sole member is
William F. Wright, serves as an independent director for the Prium Portfolio
Borrower.

Hyun J. Um serves as the Indemnitor for the Prium Portfolio Loan. Mr. Um is a
principal in Prium Development Company, LLC, which is an active developer of residential lots as well as an owner of commercial properties in Washington state. Prior to the acquisition of the Prium Portfolio Properties, Prium
Development Company, LLC already owned 15 commercial buildings totaling more than 709,000 SF, the majority of which are leased to the State of Washington.
With the acquisition of the Prium Portfolio Properties, Prium Development
Company, LLC became the second-largest landlord to divisions and agencies of the State of Washington.

THE PROPERTY. The Prium Portfolio Properties consists of 10 office buildings totaling 287,921 net rentable square feet that are primarily leased to agencies and divisions of the State of Washington (88.4% of the total square footage and
93.4% of the total rent). Eight of the 10 Prium Portfolio Properties
(representing 92.4% of the total square footage and 97.0% of the total lease income) are situated in Lacey or Olympia, Washington, within close proximity to the Washington capitol building. These eight buildings are located within
Preferred Leasing Areas established by the State of Washington to govern and control state space requirements in the capitol area. The other two buildings are located in northwest Washington. As of September 29, 2004, the Prium
Portfolio Properties were 94.1% leased.

The following table presents certain information regarding the Prium Portfolio
Properties.

---------------------------------------------------------------------------------------------
                                    PORTFOLIO PROPERTIES
---------------------------------------------------------------------------------------------
                                                            YEAR        SQUARE    % OF TOTAL
              PROPERTY                 LOCATION      BUILT/RENOVATED     FEET       UNITS
---------------------------------------------------------------------------------------------

 Triplex Building ..............  Lacey, WA               1986          76,143       26.4%
 Quad A Building ...............  Lacey, WA               1990          36,454       12.7%
 Quad D Building ...............  Lacey, WA               1989          33,345       11.6%
 Quad C Building ...............  Lacey, WA               1991          33,184       11.5%
 Quad B Building ...............  Lacey, WA               1989          33,184       11.5%
 Anchor Building ...............  Lacey, WA               1989          26,981        9.4%
 Prudential Building ...........  Lacey, WA               1987          22,848        7.9%
 Shelton Building .............. Shelton, WA              1973          12,000        4.2%
 Port Angeles Building ......... Port Angeles, WA         1976           9,800        3.4%
 Olympia Building ..............    Olympia, WA           1974           3,982        1.4%
---------------------------------------------------------------------------------------------
 TOTAL/WEIGHTED AVERAGE ........                                       287,921      100.0%
---------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------
                                                                                      APPRAISED
              PROPERTY             OCCUPANCY               PRIMARY TENANT               VALUE
---------------------------------------------------------------------------------------------

                                                         State of WA --
 Triplex Building ..............     100.0%           Employment Security           $11,000,000
                                                         State of WA --
 Quad A Building ...............     100.0%          Health Care Authority          $ 5,300,000
                                                         State of WA --
 Quad D Building ...............     100.0%             Attorney General            $ 5,100,000
                                              State of WA -- Department of Social
 Quad C Building ...............     100.0%           and Health Services           $ 4,900,000
                                                         State of WA --
 Quad B Building ...............     100.0%          Health Care Authority          $ 4,700,000
                                              State of WA -- Department of Social
 Anchor Building ...............      96.0%           and Health Services           $ 4,500,000
                                                         State of WA --
 Prudential Building ...........      82.9%         Washington State Patrol         $ 3,700,000
 Shelton Building ..............      57.5%       Behavioral Health Resources       $ 1,250,000
 Port Angeles Building .........      30.6%              Americas Best              $   850,000
                                                   State of WA -- Department
 Olympia Building ..............     100.0%              of Corrections             $   550,000
---------------------------------------------------------------------------------------------
 TOTAL/WEIGHTED AVERAGE ........      94.1%                                         $41,850,000
---------------------------------------------------------------------------------------------

This material is for your private information and none of Merrill Lynch,
Pierce, Fenner & Smith Incorporated, Banc of America Securities LLC, PNC
Capital Markets, Inc., CDC Securities or J.P. Morgan Securities Inc.
(collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the
Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where this material does not pertain to securities that are utlimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only.
Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the
Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

                                       57

MERRILL LYNCH MORTGAGE TRUST 2004-BPC1

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2004-BPC1
--------------------------------------------------------------------------------

The following table presents certain information relating to the State of
Washington tenancies within the Prium Portfolio Properties:

--------------------------------------------------------------------------------------
                       STATE OF WASHINGTON TENANTS BY BASE RENT
--------------------------------------------------------------------------------------
                                                                         CREDIT
                    TENANT                    PARENT COMPANY            RATINGS
                                                                (FITCH/S&P/MOODY'S)(1)
--------------------------------------------------------------------------------------

 Dept. of Employment Security ...........  State of Washington       AA /AA /Aa1
 Health Care Authority ..................  State of Washington      AA / AA / Aa1
 Dept. of Social and Health Services.....  State of Washington      AA / AA /Aa1
 Office of the Attorney General .........  State of Washington      AA / AA / Aa1
 Washington State Patrol ................  State of Washington      AA / AA / Aa1
 Dept. of Corrections ...................  State of Washington      AA / AA / Aa1
 Gambling Commission ....................  State of Washington      AA / AA / Aa1
--------------------------------------------------------------------------------------
 TOTAL ..................................
--------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------
                                            NUMBER OF                   % OF
                                            PORTFOLIO                PORTFOLIO                      % OF
                    TENANT                  LOCATIONS    BASE RENT   BASE RENT    SQUARE FEET  PORTFOLIO SF
-----------------------------------------------------------------------------------------------------------

 Dept. of Employment Security ...........      1        $1,066,002      27.8%       76,143         26.4%
 Health Care Authority ..................      2        $  953,344      24.9%       69,638         24.2%
 Dept. of Social and Health Services.....      2        $  766,948      20.0%       53,828         18.7%
 Office of the Attorney General .........      1        $  466,830      12.2%       33,345         11.6%
 Washington State Patrol ................      1        $  240,653       6.3%       15,526          5.4%
 Dept. of Corrections ...................      1        $   55,748       1.5%        3,982          1.4%
 Gambling Commission ....................      1        $   27,645       0.7%        1,996          0.7%
-----------------------------------------------------------------------------------------------------------
 TOTAL ..................................      9        $3,577,170      93.4%      254,458         88.4%
-----------------------------------------------------------------------------------------------------------

The following table presents certain information relating to the lease rollover schedule at the Prium Portfolio Properties:

-----------------------------------------------------------------------
                       LEASE ROLLOVER SCHEDULE(2)
-----------------------------------------------------------------------
                           NUMBER      SQUARE      % OF
                         OF LEASES     FEET        GLA       BASE RENT
            YEAR          EXPIRING   EXPIRING   EXPIRING     EXPIRING
-----------------------------------------------------------------------

 Vacant ...............     NAP       16,901        5.9%       NAP
 Month-to-Month .......       0            0        0.0%   $        0
 2004 .................       0            0        0.0%   $        0
 2005 .................       3       18,939        6.6%   $  315,737
 2006 .................       4       59,967       20.8%   $  852,595
 2007 .................       3      110,362       38.3%   $1,546,103
 2008 .................       2        8,863        3.1%   $   99,458
 2009 .................       1        3,251        1.1%   $   63,396
 2010 .................       0            0        0.0%   $        0
 2011 .................       2       69,638       24.2%   $1,046,995
 2012 .................       0            0        0.0%   $        0
 2013 .................       0            0        0.0%   $        0
 2014 .................       0            0        0.0%   $        0
 Thereafter ...........       0            0        0.0%   $        0
-----------------------------------------------------------------------
 TOTAL ................      15      287,921      100.0%    3,924,284
-----------------------------------------------------------------------

---------------------------------------------------------------------------------------------
                          % OF BASE    CUMULATIVE    CUMULATIVE    CUMULATIVE    CUMULATIVE %
                            RENT      SQUARE FEET     % OF GLA     BASE RENT    OF BASE RENT
            YEAR          EXPIRING      EXPIRING      EXPIRING      EXPIRING      EXPIRING
---------------------------------------------------------------------------------------------

 Vacant ...............     NAP          16,901          5.9%         NAP            NAP
 Month-to-Month .......   0.0%           16,901          5.9%     $        0         0.0%
 2004 .................   0.0%           16,901          5.9%     $        0         0.0%
 2005 .................   8.0%           35,840         12.4%     $  315,737         8.0%
 2006 .................  21.7%           95,807         33.3%     $1,168,332        29.8%
 2007 .................  39.4%          206,169         71.6%     $2,714,435        69.2%
 2008 .................   2.5%          215,032         74.7%     $2,813,893        71.7%
 2009 .................   1.6%          218,283         75.8%     $2,877,289        73.3%
 2010 .................   0.0%          218,283         75.8%     $2,877,289        73.3%
 2011 .................  26.7%          287,921        100.0%     $3,924,284       100.0%
 2012 .................   0.0%          287,921        100.0%     $3,924,284       100.0%
 2013 .................   0.0%          287,921        100.0%     $3,924,284       100.0%
 2014 .................   0.0%          287,921        100.0%     $3,924,284       100.0%
 Thereafter ...........   0.0%          287,921        100.0%     $3,924,284       100.0%
---------------------------------------------------------------------------------------------
 TOTAL ................ 100.0%          287,921        100.0%     $3,924,284       100.0%
---------------------------------------------------------------------------------------------

---------------------
(1)  Ratings provided are for the general obligations of the State of Washington as of August 30, 2004.
(2)  Information obtained from underwritten rent roll except credit ratings.

This material is for your private information and none of Merrill Lynch,
Pierce, Fenner & Smith Incorporated, Banc of America Securities LLC, PNC
Capital Markets, Inc., CDC Securities or J.P. Morgan Securities Inc.
(collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the
Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where this material does not pertain to securities that are utlimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only.
Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the
Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

                                       58

MERRILL LYNCH MORTGAGE TRUST 2004-BPC1

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2004-BPC1
--------------------------------------------------------------------------------

THE MARKET.(1) Eight of the ten Prium Portfolio Properties (representing 92.4%
of the total square footage and 97.0% of the total lease income) are located in the cities of Lacey or Olympia, both of which are situated within the Thurston
County office market. The Washington state capitol is located in Olympia, and the Thurston County office market is therefore dominated by state government and associated uses. The total inventory of office space in the county is estimated at approximately 7.4 million square feet, of which state agencies occupy approximately 80%. The state's office space in Thurston County is divided between state-owned space (approximately 3.2 million square feet) and space leased from private-sector owners (approximately 2.8 million square feet).
Thurston County buildings primarily leased as state office space are approximately 96% occupied.

The eight capitol-area subject properties are all located in Preferred Leasing
Areas ("PLAs"), established by the State of Washington through a 10-year space planning initiative for the period between 2001 and 2010 . This plan, entitled
Thurston County Leasing and Space Planning, was assembled with input from state agencies, local municipalities, and private-sector developers. A part of the plan calls for state leases to be concentrated in defined PLAs in order to promote co-location of agencies and more efficient space utilization, and in order to control government sprawl away from core office campuses. Seven of the subject buildings are located in the Lacey PLA 1, which constitutes one of two satellite office campuses within five miles of the state capitol. The subject's
Olympia building is located in the Olympia PLA 1 near the capitol building.

The two subject buildings not located in Thurston County are situated in secondary markets in northwest Washington (Port Angeles and Shelton, both of which are county seats). These buildings are occupied by a combination of private and government tenants providing services to residents in these less populated areas.

ESCROWS. The following escrow/reserve accounts have been established with respect to the Prium Portfolio Loan:

----------------------------------------------------------------
                       ESCROWS / RESERVES
----------------------------------------------------------------
 TYPE:                                    INITIAL       MONTHLY
----------------------------------------------------------------

  Taxes ............................    $      0      $ 29,513
  Insurance ........................    $      0      $  4,001
  Environmental Reserves ...........    $      0      $      0
  Immediate Repairs ................    $      0      $      0
  Capital Expenditures(2) ..........    $      0      $  3,599
  Lease Rollover Reserves(3)........    $350,000      $ 12,500
----------------------------------------------------------------

PROPERTY MANAGEMENT. The Prium Portfolio Properties are managed by Prium
Development, LLC, an affiliate of the Borrower. Prium Development, LLC also manages 15 other commercial buildings totaling more than 709,000 square feet for affiliates. The majority of these buildings are also leased to the State of
Washington.

SUBORDINATE DEBT. CBA-Mezzanine Capital Finance, LLC is the lender under a
$2,092,500 B Note (the "MezzCap Loan") that was originated contemporaneously with the Prium Portfolio Loan. The MezzCap Loan encumbers the Prium Portfolio
Properties, and is secured by the same mortgages as the Prium Portfolio Loan.
The amortization term and maturity date for the MezzCap Loan are the same as for the Prium Portfolio Loan.

---------------------
(1)  Certain information is from the third party appraisal. The appraisal relies upon many assumptions, and no representation is made as to the accuracy of the assumptions underlying the appraisal.
(2)  The Capital Expenditures Reserve is subject to a cap. At any time that an amount equal to not less than thirty-six (36) times the Recurring
     Replacement Reserve Monthly Installment is on deposit in the Recurring
     Replacement Reserve Sub-Account, the Replacement Reserve Monthly
     Installment shall be $0.
(3)  The Lease Rollover Reserve is subject to a cap of $830,000, so long as state government continues to occupy more than 85.0% of the Prium Portfolio
     Properties. Should the percentage of state government tenants fall below
     85.0% of the total portfolio by square footage, monthly collections into the Lease Rollover Reserve will escalate from $12,500 to $15,000 per month, and the cap will increase to $1,070,000. Should state tenancy fall below
     80.0% of the total portfolio by square footage, monthly collections into the Lease Rollover Reserve will escalate to $17,500 per month, and the rolling cap will increase to $1,310,000.

This material is for your private information and none of Merrill Lynch,
Pierce, Fenner & Smith Incorporated, Banc of America Securities LLC, PNC
Capital Markets, Inc., CDC Securities or J.P. Morgan Securities Inc.
(collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the
Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where this material does not pertain to securities that are utlimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only.
Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the
Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

                                       59

                     [THIS PAGE INTENTIONALLY LEFT BLANK.]

MERRILL LYNCH MORTGAGE TRUST 2004-BPC1

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2004-BPC1
--------------------------------------------------------------------------------

SIMON -- WASHINGTON SQUARE MALL

                                    [GRAPHIC]

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
Number of Mortgaged Real Properties                                            1
Location (City/State)                                           Indianapolis, IN
Property Type                                                    Anchored Retail
Size (Sq. Ft.)                                                        448,762(1)
Percentage Occupancy as of August 24, 2004                                 75.8%
Year Built                                                                  1973
Appraised Value                                                      $45,000,000
# of Tenants(2)                                                               64
Average Rent Per Square Foot                                       $12.05(2),(3)
Underwritten Occupancy                                                     75.1%
Underwritten Revenues                                                $ 6,274,731
Underwritten Total Expenses                                          $ 3,314,071
Underwritten Net Operating Income (NOI)                              $ 2,960,661
Underwritten Net Cash Flow (NCF)                                     $ 2,742,947
--------------------------------------------------------------------------------

                                   [GRAPHIC]

--------------------------------------------------------------------------------
                            MORTGAGE LOAN INFORMATION
--------------------------------------------------------------------------------
Mortgage Loan Seller                                                         BOA
Loan Group                                                                     1
Origination Date                                                   June 30, 2004
Cut-off Date Principal Balance                                       $30,693,522
Cut-off Date Loan Balance Per SF/Unit                                        $68
Percentage of Initial Mortgage Pool Balance                                 2.5%
Number of Mortgage Loans                                                       1
Type of Security (fee/leasehold)                                             Fee
Mortgage Rate                                                             5.940%
Amortization Type                                                     IO-Balloon
IO Period (Months)                                                            36
Original Term to Maturity (Months)                                           120
Original Amortization Term (Months)                                          360
Lockbox                                                                  Hard(4)
Cut-off Date LTV Ratio                                                  68.2%(5)
LTV Ratio at Maturity                                                   61.6%(6)
Underwritten DSCR on NOI                                                   1.35x
Underwritten DSCR on NCF                                                   1.25x
--------------------------------------------------------------------------------

---------------------
(1)  Includes space designated for Dick's Sporting Goods.
(2)  Information obtained from underwritten rent roll.
(3)  Excludes tenants paying percentage rent.
(4)  The borrower is required to notify and advise each tenant under each lease to send directly to the lockbox all payments of rent or any other item payable under the related lease. Provided no event of default exists under the related mortgage loan documents, any and all funds in the lockbox account are required to be transferred to an account designated by the borrower on each business day. Upon the occurrence of an event of default under the related mortgage loan documents or certain decreases in net operating income, all amounts on deposit in the lockbox account will be automatically transferred to the cash management account and will be disbursed by the lender in accordance with the payment priorities set forth in the related mortgage loan documents. At any time that there are sufficient funds in the cash management account to make certain "required disbursements" required under the related mortgage loan documents and provided that no event of default under the related mortgage loan documents has occurred and is continuing, the lender is required to disburse to the related borrower all funds on deposit in the cash management account in excess of the amount of the such required disbursements. All funds on deposit in the cash management account following the occurrence of an event of default under the related mortgage loan documents may be applied by the lender in such order and priority as it determines.
(5)  Dick's Sporting Goods is scheduled to take occupancy in November 2004, which would result in a Cut-off Date LTV Ratio of 61.2%.
(6)  Dick's Sporting Goods is scheduled to take occupancy in November 2004, which would result in a LTV Ratio at Maturity of 55.3%.

This material is for your private information and none of Merrill Lynch,
Pierce, Fenner & Smith Incorporated, Banc of America Securities LLC, PNC
Capital Markets, Inc., CDC Securities or J.P. Morgan Securities Inc.
(collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the
Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where this material does not pertain to securities that are utlimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only.
Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the
Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

                                       60

MERRILL LYNCH MORTGAGE TRUST 2004-BPC1

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2004-BPC1
--------------------------------------------------------------------------------

                                    [GRAPHIC]

This material is for your private information and none of Merrill Lynch,
Pierce, Fenner & Smith Incorporated, Banc of America Securities LLC, PNC
Capital Markets, Inc., CDC Securities or J.P. Morgan Securities Inc.
(collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the
Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where this material does not pertain to securities that are utlimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only.
Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the
Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

                                       61

MERRILL LYNCH MORTGAGE TRUST 2004-BPC1

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2004-BPC1
--------------------------------------------------------------------------------

THE LOAN. The mortgage loan (the "Simon -- Washington Square Mall Loan") is evidenced by a single note secured by a first mortgage encumbering a 448,762 square foot portion of Washington Square Mall, a 922,614 square foot regional mall located in Indianapolis, Indiana (the "Simon -- Washington Square Mall
Property"). The Simon -- Washington Square Mall Loan represents approximately
2.5% of the initial mortgage pool balance and approximately 2.9% of the initial loan group 1 balance. The Simon -- Washington Square Mall Loan was originated on June 30, 2004 and has a principal balance as of the cut-off date of approximately $30,693,522. The Simon -- Washington Square Mall Loan has a
remaining term of 116 months to its maturity date of July 1, 2014. The Simon --
Washington Square Mall Loan may be prepaid on or after January 1, 2014, and permits defeasance with United States government obligations beginning two years after the creation of the securitization trust.

THE BORROWER. The borrower, Washington Square Mall, LLC, (the "Simon -
Washington Square Mall Borrower"), a Delaware limited liability company, is a single purpose, bankruptcy-remote entity with two independent managers for which the Simon -- Washington Square Mall Borrower's legal counsel delivered a non-consolidation opinion at loan closing. Washington Square Mall, LLC is 100%
owned by its sole member, Simon Capital Limited Partnership, a Delaware limited partnership. The Simon -- Washington Square Borrower is sponsored by Simon
Property Group, Inc. (NYSE: "SPG") (Rated "BBB+" by S&P), an Indianapolis-based real estate investment trust (a "REIT") primarily engaged in the ownership, operation, leasing, management, acquisition, expansion and development of primarily regional malls and community shopping centers. SPG has a total market capitalization of approximately $29 billion as of August 31, 2004. As of March
31, 2004, SPG owned or held an interest in 247 income-producing properties in
North America containing an aggregate of 188 million square feet of gross leasable area, which consisted of 175 regional malls, 68 community shopping centers, and four office and mixed-use properties in 37 states and Canada. SPG also owns interests in three parcels of land held for future development and has ownership interests in 48 shopping centers in Europe. For the year ended
December 31, 2003, SPG had total revenues of approximately $2.3 billion and net income of approximately $313.6 million. As of March 31, 2004, SPG reported liquidity of approximately $489.8 million, total assets of approximately $15.7 billion, and shareholders' equity of approximately $3.3 billion.

THE PROPERTY. The Simon -- Washington Square Mall Property consists of the fee simple interest in a 448,762 square foot portion of the Washington Square Mall, a regional mall totaling 922,614 gross leasable square feet. Situated at East
Washington and Mitthoefer Road in Indianapolis, the entire mall, completed in
1973 and renovated and expanded in 1996, 2003, and 2004, consists of a single-story main building totaling 288,505 square feet of in-line space with five attached anchor store buildings aggregating 616,109 square feet, of which three anchor stores aggregating 473,852 square feet are tenant-owned and not part of the collateral (L.S. Ayres, Sears and Target). In addition to the mall buildings, there is one 18,125 square foot out-parcel building
(Bridgestone/Firestone) that is part of the Simon -- Washington Square Mall
Property. The Simon -- Washington Square Mall Property is situated on 63.64 acres of land with 5,349 parking spaces.

This material is for your private information and none of Merrill Lynch,
Pierce, Fenner & Smith Incorporated, Banc of America Securities LLC, PNC
Capital Markets, Inc., CDC Securities or J.P. Morgan Securities Inc.
(collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the
Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where this material does not pertain to securities that are utlimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only.
Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the
Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

                                       62

MERRILL LYNCH MORTGAGE TRUST 2004-BPC1

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2004-BPC1
--------------------------------------------------------------------------------

The following table presents certain information relating to the major tenants at the Simon -- Washington Square Mall Property.

                       SIGNIFICANT TENANTS(1)
-------------------------------------------------------------------
         TENANT NAME                      PARENT COMPANY
-------------------------------------------------------------------

 Burlington Coat Factory .  Burlington Coat Factory Warehouse Corp
 Dick's Sporting Goods(2)         Dick's Sporting Goods Inc.
 Rooms Express ...........            Kittle's Furniture
-------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------
         TENANT NAME            CREDIT RATINGS      SQUARE         %          BASE            LEASE
                            (FITCH/S&P/MOODY'S)     FEET(1)     OF GLA     RENT PSF         EXPIRATION
-------------------------------------------------------------------------------------------------------

 Burlington Coat Factory .        NR/NR/NR           92,257      20.6%      $    5.20        2/28/2014
 Dick's Sporting Goods2 ..        NR/NR/NR           50,000      11.1%      $   10.25        7/31/2019
 Rooms Express ...........        NR/NR/NR           19,882       4.4%      $    6.04        1/31/2005
-------------------------------------------------------------------------------------------------------

The following table presents certain information relating to the lease rollover schedule at the Simon -- Washington Square Mall Property.

-----------------------------------------------------------------------
                       LEASE ROLLOVER SCHEDULE(3)
-----------------------------------------------------------------------
                           NUMBER      SQUARE      % OF
                         OF LEASES     FEET        GLA       BASE RENT
            YEAR          EXPIRING   EXPIRING   EXPIRING     EXPIRING
-----------------------------------------------------------------------

 Vacant ...............    NAP       111,644       24.9%       NAP
 Month-to-Month .......     3          5,515        1.2%   $   26,000
 2004 .................     5         14,457        3.2%   $  106,199
 2005 .................     13        52,799       11.8%   $  249,288
 2006 .................     11        23,773        5.3%   $  413,048
 2007 .................     5         10,602        2.4%   $  241,660
 2008 .................     7         23,462        5.2%   $  189,000
 2009 .................     8         10,954        2.4%   $  389,704
 2010 .................     2          5,720        1.3%   $  115,001
 2011 .................     4         15,211        3.4%   $  309,928
 2012 .................     3         26,681        5.9%   $  267,750
 2013 .................     1          5,998        1.3%   $       --
 2014 .................     1         92,257       20.5%   $  480,000
 Thereafter ...........     1         50,000       11.1%   $  512,500
-----------------------------------------------------------------------
 TOTAL ................     64       449,073      100.0%   $3,300,079
-----------------------------------------------------------------------

---------------------------------------------------------------------------------------------
                          % OF BASE    CUMULATIVE    CUMULATIVE    CUMULATIVE    CUMULATIVE %
                            RENT      SQUARE FEET     % OF GLA     BASE RENT    OF BASE RENT
            YEAR          EXPIRING      EXPIRING      EXPIRING      EXPIRING      EXPIRING
---------------------------------------------------------------------------------------------

 Vacant ...............     NAP         111,644         24.9%         NAP           NAP
 Month-to-Month .......       0.8%      117,159         26.1%     $   26,000          0.8%
 2004 .................       3.2%      131,616         29.3%     $  132,200          4.0%
 2005 .................       7.6%      184,415         41.1%     $  381,488         11.6%
 2006 .................      12.5%      208,188         46.4%     $  794,536         24.1%
 2007 .................       7.3%      218,790         48.7%     $1,036,196         31.4%
 2008 .................       5.7%      242,252         53.9%     $1,225,196         37.1%
 2009 .................      11.8%      253,206         56.4%     $1,614,900         48.9%
 2010 .................       3.5%      258,926         57.7%     $1,729,901         52.4%
 2011 .................       9.4%      274,137         61.0%     $2,039,828         61.8%
 2012 .................       8.1%      300,818         67.0%     $2,307,578         69.9%
 2013 .................       0.0%      306,816         68.3%     $2,307,578         69.9%
 2014 .................      14.5%      399,073         88.9%     $2,787,579         84.5%
 Thereafter ...........      15.5%      449,073        100.0%     $3,300,079        100.0%
---------------------------------------------------------------------------------------------
 TOTAL ................     100.0%      449,073        100.0%     $3,300,079        100.0%
---------------------------------------------------------------------------------------------

THE MARKET(4). The Simon -- Washington Square Mall Property is located in the city of Indianapolis, Marion County, Indiana. Population in the Indianapolis
metropolitan statistical area increased 22.5% from 1990 to 2004 with a total population of 1,690,564 as of 2004. Indianapolis is projected to grow at an annual rate of 1.2% through 2009 to an estimated population of 1,793,892. Major economic drivers and employment sectors in the area are services, retail trade, government, and manufacturing. The largest private sector employers are Eli
Lilly and Company (12,949), Clarian Health (9,163), Community Health Network
(9,075), St. Vincent Hospital (9,000), and Marsh Supermarkets, Inc. (8,913).

The appraiser determined the Simon -- Washington Square Mall Property's trade area to be a 10-mile radius around the property. Within the 10-mile trade area, population increased 11.8% from 1990 to 2004 with total population of 305,622 as of 2004. The 10-mile trade area is projected to grow 3.2% through 2009 to an estimated population of 315,460. Average household income in the 10-mile trade area is estimated at $58,340.

The Simon -- Washington Square Mall Property is situated at East Washington
Street and Mitthoefer Road in Indianapolis' Southeast retail sub-market, which has approximately 4.7 million square feet of space, with current occupancies averaging 84.6%. The appraiser determined that, within 14 miles of the subject, there are six primary competitive regional malls including Castleton Square
Mall, Circle Center, Greenwood Park Mall, Lafayette Square, Glendale Mall, and
Fashion Mall at Keystone. The subject is currently 88.0% leased (on the basis of total GLA) and was 75.8% occupied (on the basis of total owned GLA) as of
April 23, 2004.

---------------------
(1)  Information obtained from underwritten rent roll except credit ratings.
(2)  Scheduled to take occupancy in November 2004.
(3)  Information obtained from underwritten rent roll.
(4)  Certain information is from third-party appraisal. The appraisal relies upon many assumptions, and no representation is made as to the accuracy of the assumptions underlying the appraisal.

This material is for your private information and none of Merrill Lynch,
Pierce, Fenner & Smith Incorporated, Banc of America Securities LLC, PNC
Capital Markets, Inc., CDC Securities or J.P. Morgan Securities Inc.
(collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the
Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where this material does not pertain to securities that are utlimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only.
Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the
Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

                                       63

MERRILL LYNCH MORTGAGE TRUST 2004-BPC1

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2004-BPC1
--------------------------------------------------------------------------------

Actual overall in-place rental rates for in-line space at the Simon --
Washington Square Mall Property average $17.58(2) per square foot (NNN). The appraiser concluded a weighted average market rent for the subject of $18.04 per square foot (NNN). Surrounding land uses include a mix of retail, medical office, and residential. According to the appraiser, there are no competing malls either proposed or under construction in the subject's sub-market/trade area.

ESCROWS. The following escrow/reserve accounts have been established with respect to the Simon -- Washington Square Mall Loan:

  ---------------------------------------------------------
                        ESCROWS / RESERVES
  ---------------------------------------------------------
  TYPE:                                INITIAL      MONTHLY
  ---------------------------------------------------------

  Taxes(1) ......................     $    0      $    0
  Insurance(1) ..................     $    0      $    0
  Capital Expenditures(1) .......     $    0      $    0
  ---------------------------------------------------------

RELEASE PROVISIONS. The Simon -- Washington Square Mall Borrower is permitted to substitute another retail property for the Simon -- Washington Square Mall
Property provided that certain conditions are satisfied, including that the substitute property has an appraised value not less than 110% of the fair market value of the released property, that net operating income for the substitute property is greater than 115% of the net operating income of the released property, and delivery of rating agency confirmations. The Simon -
Washington Square Mall Borrower is also permitted to release non-income generating portions of the Simon -- Washington Square Mall Property without the lender's consent to governmental agencies and third parties or to grant easements to such non-income producing property.

PROPERTY MANAGEMENT. Simon Management Associates, LLC ("SMA"), an affiliate of the Simon -- Washington Square Mall Borrower, manages the Simon -- Washington
Square Mall Property. Headquartered in Indianapolis, Indiana and in business for approximately 44 years, SMA is a wholly owned subsidiary of Simon Property
Group, L.P., a majority-owned partnership subsidiary of SPG that owns all but one of SPG's real estate properties. SMA provides day-to-day property management functions including leasing, management and development services to most of the
SPG properties.

---------------------
(1)  Replacement, Tax and Insurance Reserves spring upon the occurrence of an
     NOI trigger event (NOI for the trailing four quarters falls below
     $2,413,000)
(2)  Based on underwritten rent roll excluding tenants paying percentage rents.

This material is for your private information and none of Merrill Lynch,
Pierce, Fenner & Smith Incorporated, Banc of America Securities LLC, PNC
Capital Markets, Inc., CDC Securities or J.P. Morgan Securities Inc.
(collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the
Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where this material does not pertain to securities that are utlimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only.
Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the
Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

                                       64

                                                                         ANNEX D

                        CLASS XP REFERENCE RATE SCHEDULE

   Interest                                                     Interest
    Accrual          Distribution            Class XP            Accrual         Distribution          Class XP
    Period               Date             Reference Rate         Period              Date          Reference Rate
  ----------        --------------       ----------------      ----------        ------------     ----------------

      1                12/12/04              5.59202               46              09/12/08            5.76949
      2                01/12/05              5.59181               47              10/12/08            5.58227
      3                02/12/05              5.59164               48              11/12/08            5.76917
      4                03/12/05              5.59183               49              12/12/08            5.58196
      5                04/12/05              5.77857               50              01/12/09            5.58179
      6                05/12/05              5.59102               51              02/12/09            5.58164
      7                06/12/05              5.77817               52              03/12/09            5.58493
      8                07/12/05              5.59063               53              04/12/09            5.77119
      9                08/12/05              5.77777               54              05/12/09            5.58391
     10                09/12/05              5.77758               55              06/12/09            5.71539
     11                10/12/05              5.59006               56              07/12/09            5.53636
     12                11/12/05              5.77718               57              08/12/09            5.72009
     13                12/12/05              5.58967               58              09/12/09            5.71954
     14                01/12/06              5.58950               59              10/12/09            5.54263
     15                02/12/06              5.58935               60              11/12/09            5.73877
     16                03/12/06              5.58963               61              12/12/09            5.57535
     17                04/12/06              5.77627               62              01/12/10            5.57515
     18                05/12/06              5.58881               63              02/12/10            5.57497
     19                06/12/06              5.77592               64              03/12/10            5.57549
     20                07/12/06              5.58847               65              04/12/10            5.76136
     21                08/12/06              5.77556               66              05/12/10            5.57435
     22                09/12/06              5.77546               67              06/12/10            5.76095
     23                10/12/06              5.58809               68              07/12/10            5.57396
     24                11/12/06              5.77524               69              08/12/10            5.76053
     25                12/12/06              5.58788               70              09/12/10            5.76034
     26                01/12/07              5.58776               71              10/12/10            5.57336
     27                02/12/07              5.58766               72              11/12/10            5.75991
     28                03/12/07              5.58809               73              12/12/10            5.57294
     29                04/12/07              5.77465               74              01/12/11            5.57272
     30                05/12/07              5.58730               75              02/12/11            5.57252
     31                06/12/07              5.77442               76              03/12/11            5.57307
     32                07/12/07              5.58707               77              04/12/11            5.75878
     33                08/12/07              5.77418               78              05/12/11            5.57183
     34                09/12/07              5.77109               79              06/12/11            5.75832
     35                10/12/07              5.58402               80              07/12/11            5.57718
     36                11/12/07              5.77100               81              08/12/11            5.76385
     37                12/12/07              5.58374               82              09/12/11            5.76364
     38                01/12/08              5.77071               83              10/12/11            5.69866
     39                02/12/08              5.58345               84              11/12/11            5.89183
     40                03/12/08              5.58353               85              12/12/11            5.70695
     41                04/12/08              5.77025               86              01/12/12            5.89813
     42                05/12/08              5.58301               87              02/12/12            5.70685
     43                06/12/08              5.76995               88              03/12/12            5.70712
     44                07/12/08              5.58271               89              04/12/12            5.89796
     45                08/12/08              5.76964               90              05/12/12            5.70669

                                      D-1

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

                                                                         ANNEX E

             DALLAS MARKET CENTER MORTGAGE LOAN AMORTIZATION SCHEDULE

  PERIOD                 DATE               ENDING BALANCE            PRINCIPAL
 --------            ------------         -----------------          -----------
     0                09/01/2004            50,000,000.00                   --
     1                10/01/2004            49,926,837.63             73,162.37
     2                11/01/2004            49,875,579.52             51,258.11
     3                12/01/2004            49,815,691.08             59,888.44
     4                01/01/2005            49,763,855.17             51,835.91
     5                02/01/2005            49,711,749.79             52,105.38
     6                03/01/2005            49,634,364.38             77,385.41
     7                04/01/2005            49,581,585.84             52,778.54
     8                05/01/2005            49,520,218.37             61,367.47
     9                06/01/2005            49,466,846.43             53,371.94
    10                07/01/2005            49,404,901.72             61,944.71
    11                08/01/2005            49,350,930.31             53,971.41
    12                09/01/2005            49,296,678.32             54,251.99
    13                10/01/2005            49,233,877.52             62,800.80
    14                11/01/2005            49,179,017.03             54,860.49
    15                12/01/2005            49,115,624.30             63,392.73
    16                01/01/2006            49,060,149.07             55,475.23
    17                02/01/2006            49,004,385.45             55,763.62
    18                03/01/2006            48,923,678.65             80,706.80
    19                04/01/2006            48,867,205.59             56,473.06
    20                05/01/2006            48,802,244.19             64,961.40
    21                06/01/2006            48,745,139.85             57,104.34
    22                07/01/2006            48,679,564.36             65,575.49
    23                08/01/2006            48,621,822.26             57,742.10
    24                09/01/2006            48,563,779.99             58,042.27
    25                10/01/2006            48,497,292.11             66,487.88
    26                11/01/2006            48,438,602.46             58,689.65
    27                12/01/2006            48,371,484.83             67,117.63
    28                01/01/2007            48,312,141.17             59,343.66
    29                02/01/2007            48,252,489.01             59,652.16
    30                03/01/2007            48,168,251.73             84,237.28
    31                04/01/2007            48,107,851.56             60,400.17
    32                05/01/2007            48,039,069.98             68,781.58
    33                06/01/2007            47,977,998.25             61,071.73
    34                07/01/2007            47,908,563.39             69,434.86
    35                08/01/2007            47,846,813.22             61,750.17
    36                09/01/2007            47,784,742.04             62,071.18
    37                10/01/2007            47,714,334.95             70,407.09
    38                11/01/2007            47,651,575.08             62,759.87
    39                12/01/2007            47,580,498.05             71,077.03
    40                01/01/2008            47,517,042.43             63,455.62
    41                02/01/2008            47,453,256.93             63,785.50
    42                03/01/2008            47,373,224.54             80,032.39
    43                04/01/2008            47,308,691.40             64,533.14
    44                05/01/2008            47,235,889.38             72,802.02
    45                06/01/2008            47,170,642.30             65,247.08
    46                07/01/2008            47,097,145.77             73,496.53

                                      E-1

             DALLAS MARKET CENTER MORTGAGE LOAN AMORTIZATION SCHEDULE

  PERIOD                 DATE               ENDING BALANCE            PRINCIPAL
 --------            ------------         -----------------          -----------
    47                08/01/2008            47,031,177.42             65,968.35
    48                09/01/2008            46,964,866.13             66,311.29
    49                10/01/2008            46,890,334.38             74,531.75
    50                11/01/2008            46,823,290.92             67,043.46
    51                12/01/2008            46,748,046.93             75,243.99
    52                01/01/2009            46,680,263.78             67,783.15
    53                02/01/2009            46,612,128.26             68,135.52
    54                03/01/2009            46,520,188.75             91,939.51
    55                04/01/2009            46,451,221.08             68,967.67
    56                05/01/2009            46,374,105.26             77,115.82
    57                06/01/2009            46,304,378.17             69,727.09
    58                07/01/2009            46,226,523.61             77,854.56
    59                08/01/2009            46,156,029.31             70,494.30
    60                09/01/2009            46,085,168.55             70,860.76
    61                10/01/2009            46,006,211.19             78,957.36
    62                11/01/2009            45,934,571.59             71,639.60
    63                12/01/2009            45,854,856.60             79,714.99
    64                01/01/2010            45,782,430.18             72,426.42
    65                02/01/2010            45,709,627.25             72,802.93
    66                03/01/2010            45,613,450.10             96,177.15
    67                04/01/2010            45,539,768.72             73,681.38
    68                05/01/2010            45,458,067.54             81,701.18
    69                06/01/2010            45,383,578.40             74,489.14
    70                07/01/2010            45,301,091.45             82,486.95
    71                08/01/2010            45,225,786.26             75,305.19
    72                09/01/2010            45,150,089.60             75,696.66
    73                10/01/2010            45,066,428.01             83,661.59
    74                11/01/2010            44,989,902.92             76,525.09
    75                12/01/2010            44,905,435.45             84,467.47
    76                01/01/2011            44,828,073.44             77,362.01
    77                02/01/2011            44,750,309.26             77,764.18
    78                03/01/2011            44,649,627.68            100,681.58
    79                04/01/2011            44,570,935.84             78,691.84
    80                05/01/2011            44,484,360.62             86,575.22
    81                06/01/2011            44,404,809.64             79,550.98
    82                07/01/2011            44,317,398.67             87,410.97
    83                08/01/2011            44,236,979.73             80,418.94
    84                09/01/2011            44,156,142.73             80,837.00
    85                10/01/2011            44,067,480.76             88,661.97
    86                11/01/2011            43,985,762.61             81,718.15
    87                12/01/2011            43,896,243.48             89,519.13
    88                01/01/2012            43,813,635.15             82,608.33
    89                02/01/2012            43,730,597.38             83,037.77
    90                03/01/2012            43,632,461.18             98,136.20
    91                04/01/2012            43,548,481.57             83,979.61
    92                05/01/2012            43,456,762.56             91,719.01
    93                06/01/2012            43,371,869.58             84,892.98

                                      E-2

             DALLAS MARKET CENTER MORTGAGE LOAN AMORTIZATION SCHEDULE

  PERIOD                 DATE               ENDING BALANCE            PRINCIPAL
 --------            ------------         -----------------          -----------
    94                07/01/2012            43,279,262.06             92,607.52
    95                08/01/2012            43,193,446.34             85,815.72
    96                09/01/2012            43,107,184.50             86,261.84
    97                10/01/2012            43,013,245.39             93,939.11
    98                11/01/2012            42,926,046.78             87,198.61
    99                12/01/2012            42,831,196.40             94,850.38
   100                01/01/2013            42,743,051.40             88,145.00
   101                02/01/2013            42,654,448.17             88,603.23
   102                03/01/2013            42,543,925.60            110,522.57
   103                04/01/2013            42,454,287.21             89,638.39
   104                05/01/2013            42,357,063.49             97,223.72
   105                06/01/2013            42,266,453.69             90,609.80
   106                07/01/2013            42,168,285.01             98,168.68
   107                08/01/2013            42,076,693.84             91,591.17
   108                09/01/2013            41,984,626.53             92,067.31
   109                10/01/2013            41,885,040.02             99,586.51
   110                11/01/2013            41,791,976.40             93,063.62
   111                12/01/2013            41,691,420.70            100,555.70
   112                01/01/2014            41,597,350.54             94,070.16
   113                02/01/2014            41,502,791.36             94,559.18
   114                03/01/2014            41,386,861.24            115,930.12
   115                04/01/2014            41,291,207.82             95,653.42
   116                05/01/2014            41,188,132.84            103,074.98
   117                06/01/2014            41,091,446.33             96,686.51
   118                07/01/2014            40,987,366.38            104,079.95
   119                08/01/2014            40,889,636.18             97,730.20
   120                09/01/2014                     --           40,889,636.18

                                      E-3

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

                                                                                                                             ANNEX F
LaSalle Bank
ABN AMRO                                       MERRILL LYNCH MORTGAGE TRUST 2004-BPC1                   Statement Date:   12/13/2004
                                           COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES                Payment Date:     12/13/2004
                                                        SERIES 2004-BPC1                                Prior Payment:           N/A
                                                                                                        Next Payment:      1/12/2004
                                                                                                        Record Date:      11/30/2004
                                                     ABN AMRO ACCT: XXXXXX
Administrator:                                                                                          Analyst:
                                                 REPORTING PACKAGE TABLE OF CONTENTS

====================================================================================================================================

================================      ====================================================    ======================================
                                                                                   Page(s)
Issue Id:           ML04BPC1          REMIC Certificate Report                                Closing Date:               11/10/2004
Monthly Data File Name:               Bond Interest Reconciliation                            First Payment Date:         12/13/2004
           ML04BPC1_YYYYMM_3.zip      Cash Reconciliation Summary                             Assumed Final Payment Date:  9/12/2041
                                      Interest Adjustment Summary
                                      15 Month Historical Loan Status Summary
                                      15 Month Historical Payoff/Loss Summary
                                      Historical Collateral Level Prepayment Report
                                      Delinquent Loan Detail
                                      Mortgage Loan Characteristics
                                      Loan Level Detail
                                      Specially Serviced Report
                                      Modified Loan Detail
                                      Realized Loss Detail
                                      Appraisal Reduction Detail
================================      ====================================================    ======================================

               ======================================================================================================
                                                     PARTIES TO THE TRANSACTION
               ------------------------------------------------------------------------------------------------------
                                          DEPOSITOR: Merrill Lynch Mortgage Investors, Inc.
                   UNDERWRITER: Merrill Lynch, Pierce, Fenner & Smith Incorporated/Banc of America Securities LLC/
                                  PNC Capital Markets, Inc./CDC Securities/JP Morgan Securities Inc.
                                                MASTER SERVICER: Midland Loan Services
                                              SPECIAL SERVICER: J.E. Robert Company Inc.
                                    RATING AGENCY: Fitch, Inc./Standard & Poor's Ratings Services
               ======================================================================================================

                             ==========================================================================
                                 INFORMATION IS AVAILABLE FOR THIS ISSUE FROM THE FOLLOWING SOURCES
                             --------------------------------------------------------------------------
                                      LaSalle Web Site                       www.etrustee.net
                                      Servicer Website
                                      LaSalle Factor Line                      (800) 246-5761
                             ==========================================================================

====================================================================================================================================

10/19/2004 - 11:31 (MXXX-MXXX) (c) 2000 LaSalle Bank N.A.

LaSalle Bank
ABN AMRO                                       MERRILL LYNCH MORTGAGE TRUST 2004-BPC1                   Statement Date:   12/13/2004
                                           COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES                Payment Date:     12/13/2004
                                                        SERIES 2004-BPC1                                Prior Payment:           N/A
WAC:                                                                                                    Next Payment:      1/12/2004
WA Life Term:                                                                                           Record Date:      11/30/2004
WA Amort Term:                                       ABN AMRO ACCT: XXXXXX
Current Index:
Next Index:                                        REMIC CERTIFICATE REPORT
====================================================================================================================================
            ORIGINAL       OPENING    PRINCIPAL     PRINCIPAL      NEGATIVE      CLOSING     INTEREST      INTEREST    PASS-THROUGH
 CLASS   FACE VALUE (1)    BALANCE     PAYMENT    ADJ. OR LOSS   AMORTIZATION    BALANCE    PAYMENT (2)   ADJUSTMENT       RATE
 CUSIP      Per 1,000     Per 1,000   Per 1,000     Per 1,000      Per 1,000    Per 1,000    Per 1,000     Per 1,000   Next Rate (3)
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

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------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
              0.00           0.00       0.00           0.00           0.00           0.00           0.00         0.00
====================================================================================================================================
                                                                                Total P&I Payment     0.00
                                                                                ===========================

Notes: (1) N denotes notional balance not included in total (2) Accrued Interest plus/minus Interest Adjustment minus Deferred
       Interest equals Interest Payment (3) Estimated

10/19/2004 - 11:31 (MXXX-MXXX) (c) 2000 LaSalle Bank N.A.

LaSalle Bank
ABN AMRO                                       MERRILL LYNCH MORTGAGE TRUST 2004-BPC1                   Statement Date:   12/13/2004
                                           COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES                Payment Date:     12/13/2004
                                                        SERIES 2004-BPC1                                Prior Payment:           N/A
                                                                                                        Next Payment:      1/12/2004
                                                                                                        Record Date:      11/30/2004
                                                     ABN AMRO ACCT: XXXXXX

                                                   BOND INTEREST RECONCILIATION
====================================================================================================================================
                                                        Deductions                                      Additions
                                            ---------------------------------   ----------------------------------------------------
          Accrual      Pass     Accrued                 Deferred &                 Prior       Int Accrual    Prepay-      Other
       -------------   Thru   Certificate   Allocable   Accretion    Interest   Int. Short-     on prior       ment       Interest
Class  Method   Days   Rate    Interest       PPIS       Interest    Loss/Exp    falls Due    Shortfall (3)  Penalties  Proceeds (1)
====================================================================================================================================

                              ------------------------------------------------------------------------------------------------------
                                0.00          0.00        0.00         0.00         0.00                         0.00        0.00
====================================================================================================================================

========================================================   ======================

                                              Remaining
Distributable    Interest   Current Period   Outstanding       Credit Support
 Certificate     Payment     (Shortfall)/      Interest    ----------------------
Interest (2)      Amount       Recovery       Shortfalls   Original   Current (4)
========================================================   ======================

--------------------------------------------------------
    0.00          0.00                          0.00
========================================================   ======================

(1) Other Interest Proceeds are additional interest amounts specifically allocated to the bond(s) and used in determining the
    Distributable Interest of the bonds.
(2) Accrued - Deductions + Additional Interest.
(3) Where applicable.
(4) Determined as follows: (A) the ending balance of all the classes less (B) the sum of (i) the ending balance of the class and
(ii) the ending balance of all classes which are not subordinate to the class divided by (A).

10/19/2004 - 11:31 (MXXX-MXXX) (c) 2000 LaSalle Bank N.A.

LaSalle Bank
ABN AMRO                                       MERRILL LYNCH MORTGAGE TRUST 2004-BPC1                   Statement Date:   12/13/2004
                                           COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES                Payment Date:     12/13/2004
                                                        SERIES 2004-BPC1                                Prior Payment:           N/A
                                                                                                        Next Payment:      1/12/2004
                                                                                                        Record Date:      11/30/2004
                                                     ABN AMRO ACCT: XXXXXX

                                                   CASH RECONCILIATION SUMMARY

====================================================================================================================================

-------------------------------------------  -------------------------------------------  ------------------------------------------
             INTEREST SUMMARY                              PRINCIPAL SUMMARY                         SERVICING FEE SUMMARY
-------------------------------------------  -------------------------------------------  ------------------------------------------
Current Scheduled Interest                   SCHEDULED PRINCIPAL:                         Current Servicing Fees
Less Deferred Interest                       Current Scheduled Principal                  Plus Fees Advanced for PPIS
Less PPIS Reducing Scheduled Int             Advanced Scheduled Principal                 Less Reduction for PPIS
Plus Gross Advance Interest                  -------------------------------------------  Plus Delinquent Servicing Fees
Less ASER Interest Adv Reduction             Scheduled Principal                          ------------------------------------------
Less Other Interest Not Advanced             -------------------------------------------  Total Servicing Fees
Less Other Adjustment                        UNSCHEDULED PRINCIPAL:                       ------------------------------------------
-------------------------------------------  Curtailments
Total                                        Advanced Scheduled Principal
-------------------------------------------  Liquidation Proceeds
UNSCHEDULED INTEREST:                        Repurchase Proceeds
-------------------------------------------  Other Principal Proceeds
Prepayment Penalties                         -------------------------------------------
Yield Maintenance Penalties                  Total Unscheduled Principal
Other Interest Proceeds                      -------------------------------------------
-------------------------------------------  Remittance Principal
Total                                        -------------------------------------------
-------------------------------------------  Remittance P&I Due Trust
Less Fees Paid to Servicer                   -------------------------------------------
Less Fee Strips Paid by Servicer             Remittance P&I Due Certs
-------------------------------------------  -------------------------------------------
LESS FEES & EXPENSES PAID BY/TO SERVICER
-------------------------------------------  -------------------------------------------  ------------------------------------------
Special Servicing Fees                                   POOL BALANCE SUMMARY                             PPIS SUMMARY
Workout Fees                                 -------------------------------------------  ------------------------------------------
Liquidation Fees                                                     Balance     Count    Gross PPIS
Interest Due Serv on Advances                -------------------------------------------  Reduced by PPIE
Non Recoverable Advances                     Beginning Pool                               Reduced by Shortfalls in Fees
Misc. Fees & Expenses                        Scheduled Principal                          Reduced by Other Amounts
-------------------------------------------  Unscheduled Principal                        ------------------------------------------
Plus Trustee Fees Paid by Servicer           Deferred Interest                            PPIS Reducing Scheduled Interest
-------------------------------------------  Liquidations                                 ------------------------------------------
Total Unscheduled Fees & Expenses            Repurchases                                  PPIS Reducing Servicing Fee
-------------------------------------------  -------------------------------------------  ------------------------------------------
Total Interest Due Trust                     Ending Pool                                  PPIS Due Certificate
-------------------------------------------  -------------------------------------------  ------------------------------------------
LESS FEES & EXPENSES PAID BY/TO TRUST
-------------------------------------------                                               ------------------------------------------
Trustee Fee                                                                               ADVANCE SUMMARY (ADVANCE MADE BY SERVICER)
Fee Strips                                                                                ------------------------------------------
Misc. Fees                                                                                                       Principal  Interest
Interest Reserve Withholding                                                              ------------------------------------------
Plus Interest Reserve Deposit                                                             Prior Outstanding
-------------------------------------------                                               Plus Current Period
Total                                                                                     Less Recovered
-------------------------------------------                                               Less Non Recovered
Total Interest Due Certs                                                                  ------------------------------------------
-------------------------------------------                                               Ending Outstanding
                                                                                          ------------------------------------------

====================================================================================================================================

10/19/2004 - 11:31 (MXXX-MXXX) (c) 2000 LaSalle Bank N.A.

LaSalle Bank
ABN AMRO                                       MERRILL LYNCH MORTGAGE TRUST 2004-BPC1                   Statement Date:   12/13/2004
                                           COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES                Payment Date:     12/13/2004
                                                         SERIES 2004-BPC1                               Prior Payment:           N/A
                                                                                                        Next Payment:      1/12/2004
                                                                                                        Record Date:      11/30/2004
                                                      ABN AMRO ACCT: XXXXXX

                                                   INDUSTRY ADJUSTMENT SUMMARY

====================================================================================================================================

SHORTFALL ALLOCATED TO THE BONDS                                         EXCESS ALLOCATED TO THE BONDS

Net Prepayment Int. Shortfall Allocated to the Bonds        0.00         Other Interest Proceeds Due the Bonds               0.00

Special Servicing Fees                                      0.00         Prepayment Interest Excess due the Bonds            0.00

Workout Fees                                                0.00         Yield Maintenance Penalties Due the Bonds           0.00

Liquidation Fees                                            0.00         Recovered ASER Interest Due the Bonds               0.00

Legal Fees                                                  0.00         ARD Excess Interest                                 0.00

Misc. Fees & Expenses Paid by/to Servicer                   0.00         Total Excess Allocated to the Bonds                 0.00

Interest Paid to Servicer on Outstanding Advances           0.00

ASER Interest Advance Reduction                             0.00

Interest Not Advanced (Current Period)                      0.00

Recoup of Prior Advances by Servicer                        0.00

Servicing Fees Paid Servicer on Loans Not Advanced          0.00

Misc. Fees & Expenses Paid by Trust                         0.00

Shortfall Due to Rate Modification                          0.00

Other Interest Loss                                         0.00

Total Shortfall Allocation to the Bonds                     0.00

====================================================================================================================================

                                        AGGREGATE INTEREST ADJUSTMENT ALLOCATED TO THE BONDS
                                        ----------------------------------------------------
                    Total Excess Allocated to the Bonds                                        0.00
                    Less Total Shortfall Allocated to the Bonds                                0.00
                                                                                -------------------
                    Total Interest Adjustment to the Bonds                                     0.00
                                                                                ===================

10/19/2004 - 11:31 (MXXX-MXXX) (c) 2000 LaSalle Bank N.A.

LaSalle Bank
ABN AMRO                                       MERRILL LYNCH MORTGAGE TRUST 2004-BPC1                   Statement Date:   12/13/2004
                                           COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES                Payment Date:     12/13/2004
                                                         SERIES 2004-BPC1                               Prior Payment:           N/A
                                                                                                        Next Payment:      1/12/2004
                                                                                                        Record Date:      11/30/2004
                                                      ABN AMRO ACCT: XXXXXX

                                   ASSET BACKED FACTS ~ 15 MONTH HISTORICAL LOAN STATUS SUMMARY

============   ==================================================================   ================================================
                                Delinquency Aging Categories                                   Special Event Categories (1)
               ------------------------------------------------------------------   ------------------------------------------------
                 Delinq        Delinq        Delinq
Distribution     1 Month       2 Months     3+ Months    Foreclosure      REO       Modifications   Specially Serviced   Bankruptcy
               ---------------------------------------------------------------------------------------------------------------------
    Date       #   Balance   #   Balance   #   Balance   #   Balance   #   Balance    #   Balance       #   Balance      #   Balance
============   ==================================================================   ================================================

10/12/04
------------   ------------------------------------------------------------------   ------------------------------------------------

------------   ------------------------------------------------------------------   ------------------------------------------------

------------   ------------------------------------------------------------------   ------------------------------------------------

------------   ------------------------------------------------------------------   ------------------------------------------------

------------   ------------------------------------------------------------------   ------------------------------------------------

------------   ------------------------------------------------------------------   ------------------------------------------------

------------   ------------------------------------------------------------------   ------------------------------------------------

------------   ------------------------------------------------------------------   ------------------------------------------------

------------   ------------------------------------------------------------------   ------------------------------------------------

------------   ------------------------------------------------------------------   ------------------------------------------------

------------   ------------------------------------------------------------------   ------------------------------------------------

------------   ------------------------------------------------------------------   ------------------------------------------------

------------   ------------------------------------------------------------------   ------------------------------------------------

------------   ------------------------------------------------------------------   ------------------------------------------------

============   ==================================================================   ================================================

(1) Modification, Specially Serviced & Bankruptcy Totals are Included in the Appropriate Delinquency Aging Category.

10/19/2004 - 11:31 (MXXX-MXXX) (c) 2000 LaSalle Bank N.A.

LaSalle Bank
ABN AMRO                                       MERRILL LYNCH MORTGAGE TRUST 2004-BPC1                   Statement Date:   12/13/2004
                                           COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES                Payment Date:     12/13/2004
                                                         SERIES 2004-BPC1                               Prior Payment:           N/A
                                                                                                        Next Payment:      1/12/2004
                                                                                                        Record Date:      11/30/2004
                                                      ABN AMRO ACCT: XXXXXX

                                    ASSET BACKED FACTS ~ 15 MONTH HISTORICAL PAYOFF/LOSS SUMMARY

====================================================================================================================================
                                                         Appraisal                       Realized                         Curr
              Ending Pool (1)  Payoffs(2)   Penalties   Reduct. (2)   Liquidations (2)   Losses (2)   Remaining Term   Weighted Avg.
Distribution  ----------------------------------------------------------------------------------------------------------------------
    Date       #   Balance     #  Balance   #  Amount   #   Balance     #   Balance      #   Amount    Life   Amort.   Coupon  Remit
====================================================================================================================================

------------------------------------------------------------------------------------------------------------------------------------
10/12/04
------------------------------------------------------------------------------------------------------------------------------------

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------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

====================================================================================================================================

(1) Percentage based on pool as of cutoff.
(2) Percentage based on pool as of beginning of period.

10/19/2004 - 11:31 (MXXX-MXXX) (c) 2000 LaSalle Bank N.A.

LaSalle Bank
ABN AMRO                                       MERRILL LYNCH MORTGAGE TRUST 2004-BPC1                   Statement Date:   12/13/2004
                                           COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES                Payment Date:     12/13/2004
                                                         SERIES 2004-BPC1                               Prior Payment:           N/A
                                                                                                        Next Payment:      1/12/2004
                                                                                                        Record Date:      11/30/2004
                                                      ABN AMRO ACCT: XXXXXX

                                          HISTORICAL COLLATERAL LEVEL PREPAYMENT REPORT

======================== ================================================== ============================= ==========================
Disclosure      Payoff      Initial                  Payoff      Penalty      Prepayment      Maturity      Property     Geographic
Control #       Period      Balance       Type       Amount      Amount          Date           Date          Type        Location
------------------------ -------------------------------------------------- ----------------------------- --------------------------

======================== ================================================== ============================= ==========================
                          CURRENT                          0          0
                         CUMULATIVE
                                                     ======================

10/19/2004 - 11:31 (MXXX-MXXX) (c) 2000 LaSalle Bank N.A.

LaSalle Bank
ABN AMRO                                       MERRILL LYNCH MORTGAGE TRUST 2004-BPC1                   Statement Date:   12/13/2004
                                           COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES                Payment Date:     12/13/2004
                                                         SERIES 2004-BPC1                               Prior Payment:           N/A
                                                                                                        Next Payment:      1/12/2004
                                                                                                        Record Date:      11/30/2004
                                                      ABN AMRO ACCT: XXXXXX

                                                     DELINQUENT LOAN DETAIL

====================================================================================================================================

              Paid                   Outstanding   Out. Property                      Special
Disclosure    Thru    Current P&I        P&I         Protection        Advance        Servicer    Foreclosure   Bankruptcy    REO
Control #     Date      Advance       Advances**      Advances     Description (1) Transfer Date      Date         Date       Date
====================================================================================================================================

====================================================================================================================================
A. P&I Advance - Loan in Grace Period                           1. P&I Advance - Loan delinquent 1 month
B. P&I Advance - Late Payment but (less than) 1 month delinq    2. P&I Advance - Loan delinquent 2 months
                                                                3. P&I Advance - Loan delinquent 3 months or More
                                                                4. Matured Balloon/Assumed Scheduled Payment
                                                                7. P&I Advance (Foreclosure)
                                                                9. P&I Advance (REO)
====================================================================================================================================

** Outstanding P&I Advances include the current period P&I Advance

10/19/2004 - 11:31 (MXXX-MXXX) (c) 2000 LaSalle Bank N.A.

LaSalle Bank
ABN AMRO                                       MERRILL LYNCH MORTGAGE TRUST 2004-BPC1                   Statement Date:   12/13/2004
                                           COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES                Payment Date:     12/13/2004
                                                         SERIES 2004-BPC1                               Prior Payment:           N/A
                                                                                                        Next Payment:      1/12/2004
                                                                                                        Record Date:      11/30/2004
                                                      ABN AMRO ACCT: XXXXXX

                                                  MORTGAGE LOAN CHARACTERISTICS

====================================================================================================================================

              DISTRIBUTION OF PRINCIPAL BALANCES                                  DISTRIBUTION OF MORTGAGE INTEREST RATES
=================================================================  =================================================================
                                                Weighted Average                                                  Weighted Average
Current Scheduled   # of   Scheduled   % of    ------------------  Current Mortgage   # of   Scheduled   % of    ------------------
    Balances        Loans   Balance   Balance  Term  Coupon  DSCR   Interest Rate     Loans   Balance   Balance  Term  Coupon  DSCR
=================================================================  =================================================================

                                                                   =================================================================
                                                                                        0         0        0.00%
                                                                   =================================================================
                                                                   Minimum Mortgage Interest Rate             10.0000%
                                                                   Maximum Mortgage Interest Rate             10.0000%

=================================================================
                     0         0        0.00%
=================================================================
Average Scheduled Balance                                                        DISTRIBUTION OF REMAINING TERM (BALLOON)
Maximum Scheduled Balance                                          =================================================================
Minimum Scheduled Balance                                                                                         Weighted Average
-------------------------                                              Balloon      # of   Scheduled   % of     --------------------
                                                                   Mortgage Loans  Loans    Balance   Balance   Term   Coupon   DSCR
       DISTRIBUTION OF REMAINING TERM (FULLY AMORTIZING)           =================================================================
=================================================================      0 to 60
                                               Weighted Average
Fully Amortizing   # of   Scheduled   % of    ------------------      61 to 120
 Mortgage Loans   Loans    Balance   Balance  Term  Coupon  DSCR
=================================================================    121 to 180

                                                                     181 to 240

                                                                     241 to 360
=================================================================  =================================================================
                     0         0        0.00%                                        0         0        0.00%
=================================================================  =================================================================
                                   Minimum Remaining Term          Minimum Remaining Term      0
                                   Maximum Remaining Term          Maximum Remaining Term      0

10/19/2004 - 11:31 (MXXX-MXXX) (c) 2000 LaSalle Bank N.A.

LaSalle Bank
ABN AMRO                                       MERRILL LYNCH MORTGAGE TRUST 2004-BPC1                   Statement Date:   12/13/2004
                                           COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES                Payment Date:     12/13/2004
                                                         SERIES 2004-BPC1                               Prior Payment:           N/A
                                                                                                        Next Payment:      1/12/2004
                                                                                                        Record Date:      11/30/2004
                                                      ABN AMRO ACCT: XXXXXX

                                                  MORTGAGE LOAN CHARACTERISTICS

====================================================================================================================================

                 DISTRIBUTION OF DSCR (CURRENT)                                          GEOGRAPHIC DISTRIBUTION
 ===========================================================       ================================================================
 Debt Service     # of   Scheduled    % of                                               # of   Scheduled   % of
 Coverage Ratio   Loans   Balance   Balance  WAMM  WAC  DSCR       Geographic Location   Loans   Balance   Balance  WAMM  WAC  DSCR
 ===========================================================       ================================================================

 ===========================================================
                   0       0        0.00%
 ===========================================================
 Maximum DSCR       0.000
 Minimum DSCR       0.000

                 DISTRIBUTION OF DSCR (CUTOFF)
 ===========================================================
 Debt Service     # of   Scheduled    % of
 Coverage Ratio   Loans   Balance   Balance  WAMM  WAC  DSCR
 ===========================================================

 ===========================================================       ================================================================
                   0       0        0.00%                                                   0                0.00%
 ===========================================================       ================================================================
 Maximum DSCR       0.00
 Minimum DSCR       0.00

10/19/2004 - 11:31 (MXXX-MXXX) (c) 2000 LaSalle Bank N.A.

LaSalle Bank
ABN AMRO                                       MERRILL LYNCH MORTGAGE TRUST 2004-BPC1                   Statement Date:   12/13/2004
                                           COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES                Payment Date:     12/13/2004
                                                         SERIES 2004-BPC1                               Prior Payment:           N/A
                                                                                                        Next Payment:      1/12/2004
                                                                                                        Record Date:      11/30/2004
                                                      ABN AMRO ACCT: XXXXXX

                                                  MORTGAGE LOAN CHARACTERISTICS

====================================================================================================================================

                 DISTRIBUTION OF PROPERTY TYPES                                    DISTRIBUTION OF LOAN SEASONING
     ===========================================================    ===========================================================
                      # of   Scheduled   % of                                        # of   Scheduled   % of
     Property Types   Loans   Balance   Balance  WAMM  WAC  DSCR    Number of Years  Loans   Balance   Balance  WAMM  WAC  DSCR
     ===========================================================    ===========================================================

     ===========================================================    ===========================================================
                       0        0       0.00%                                          0         0       0.00%
     ===========================================================    ===========================================================

                DISTRIBUTION OF AMORTIZATION TYPE                               DISTRIBUTION OF YEAR LOANS MATURING
     ===========================================================    ===========================================================
     Amortization     # of   Scheduled   % of                                        # of   Scheduled   % of
     Type             Loans   Balance   Balance  WAMM  WAC  DSCR          Year       Loans   Balance   Balance  WAMM  WAC  DSCR
     ===========================================================    ===========================================================
                                                                          2003
                                                                          2004
                                                                          2005
                                                                          2006
                                                                          2007
                                                                          2008
                                                                          2009
                                                                          2010
                                                                          2011
                                                                          2012
                                                                          2013
                                                                     2014 & Longer
     ===========================================================    ===========================================================
                                                                                       0         0       0.00%
     ===========================================================    ===========================================================

10/19/2004 - 11:31 (MXXX-MXXX) (c) 2000 LaSalle Bank N.A.

LaSalle Bank
ABN AMRO                                       MERRILL LYNCH MORTGAGE TRUST 2004-BPC1                   Statement Date:   12/13/2004
                                           COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES                Payment Date:     12/13/2004
                                                         SERIES 2004-BPC1                               Prior Payment:           N/A
                                                                                                        Next Payment:      1/12/2004
                                                                                                        Record Date:      11/30/2004
                                                      ABN AMRO ACCT: XXXXXX

                                                        LOAN LEVEL DETAIL

=================================================================================================================================
                                                       Operating                 Ending                                   Spec.
Disclosure          Property                           Statement    Maturity    Principal    Note    Scheduled    Mod.    Serv
Control #     Grp     Type      State    DSCR    NOI      Date        Date       Balance     Rate       P&I       Flag    Flag
=================================================================================================================================

=================================================================================================================================
                                W/Avg   0.00      0                                0                     0
=================================================================================================================================

===========================================
         Loan              Prepayment
 ASER    Status   -------------------------
 Flag    Code(1)   Amount   Penalty   Date
===========================================

===========================================
                      0        0
===========================================

* NOI and DSCR, if available and reportable under the terms of the Pooling and Servicing Agreement, are based on information obtained from the related borrower, and no other party to the agreement shall be held liable for the accuracy or methodology used to determine such figures.

------------------------------------------------------------------------------------------------------------------------------------
(1) Legend:   A. P&I Adv - in Grace Period                 1. P&I Adv - delinquent 1 month       7. Foreclosure
              B. P&I Adv - (less than) one month delinq    2. P&I Adv - delinquent 2 months      8. Bankruptcy
                                                           3. P&I Adv - delinquent 3+ months     9. REO
                                                           4. Mat. Balloon/Assumed P&I           10. DPO
                                                           5. Prepaid in Full                    11. Modification
                                                           6. Specially Serviced
====================================================================================================================================

10/19/2004 - 11:31 (MXXX-MXXX) (c) 2000 LaSalle Bank N.A.

LaSalle Bank
ABN AMRO                                       MERRILL LYNCH MORTGAGE TRUST 2004-BPC1                   Statement Date:   12/13/2004
                                           COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES                Payment Date:     12/13/2004
                                                         SERIES 2004-BPC1                               Prior Payment:           N/A
                                                                                                        Next Payment:      1/12/2004
                                                                                                        Record Date:      11/30/2004
                                                      ABN AMRO ACCT: XXXXXX

                                             SPECIALLY SERVICED (PART I) ~ LOAN DETAIL

======================= ============= ===================== ================================== ================= ===================
                                             Balance                           Remaining Term
Disclosure   Transfer    Loan Status   -------------------   Note   Maturity   --------------   Property                        NOI
Control #      Date        Code (1)    Scheduled    Actual   Rate    Date       Life  Amort.      Type    State   NOI   DSCR    Date
======================= ============= ===================== ================================== ================= ===================

======================= ============= ===================== ================================== ================= ===================
(1) Legend:     A. P&I Adv - in Grace Period               1. P&I Adv - delinquent 1 month
                B. P&I Adv - (less than) 1 month delinq.   2. P&I Adv - delinquent 2 months
                                                           3. P&I Adv - delinquent 3+ months
                                                           4. Mat. Balloon/Assumed P&I
                                                           7. Foreclosure
                                                           9. REO

10/19/2004 - 11:31 (MXXX-MXXX) (c) 2000 LaSalle Bank N.A.

LaSalle Bank
ABN AMRO                                       MERRILL LYNCH MORTGAGE TRUST 2004-BPC1                   Statement Date:   12/13/2004
                                           COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES                Payment Date:     12/13/2004
                                                         SERIES 2004-BPC1                               Prior Payment:           N/A
                                                                                                        Next Payment:      1/12/2004
                                                                                                        Record Date:      11/30/2004
                                                      ABN AMRO ACCT: XXXXXX

                                   SPECIALLY SERVICED LOAN DETAIL (PART II) ~ SERVICER COMMENTS

====================================================================================================================================
    Disclosure                  Resolution
    Control #                    Strategy                                                Comments
====================================================================================================================================

====================================================================================================================================

10/19/2004 - 11:31 (MXXX-MXXX) (c) 2000 LaSalle Bank N.A.

LaSalle Bank
ABN AMRO                                       MERRILL LYNCH MORTGAGE TRUST 2004-BPC1                   Statement Date:   12/13/2004
                                           COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES                Payment Date:     12/13/2004
                                                         SERIES 2004-BPC1                               Prior Payment:           N/A
                                                                                                        Next Payment:      1/12/2004
                                                                                                        Record Date:      11/30/2004
                                                      ABN AMRO ACCT: XXXXXX

                                                       MODIFIED LOAN DETAIL

====================================================================================================================================
                                Cutoff    Modified
Disclosure    Modification     Maturity   Maturity                                   Modification
Control #        Date            Date       Date                                     Description
====================================================================================================================================

====================================================================================================================================

10/19/2004 - 11:31 (MXXX-MXXX) (c) 2000 LaSalle Bank N.A.

LaSalle Bank
ABN AMRO                                       MERRILL LYNCH MORTGAGE TRUST 2004-BPC1                   Statement Date:   12/13/2004
                                           COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES                Payment Date:     12/13/2004
                                                         SERIES 2004-BPC1                               Prior Payment:           N/A
                                                                                                        Next Payment:      1/12/2004
                                                                                                        Record Date:      11/30/2004
                                                      ABN AMRO ACCT: XXXXXX

                                                       REALIZED LOSS DETAIL

====================================================================================================================================
                                            Beginning            Gross Proceeds    Aggregate        Net      Net Proceeds
         Disclosure  Appraisal   Appraisal  Scheduled    Gross      as a % of     Liquidation   Liquidation    as a % of    Realized
Period   Control #     Date        Value     Balance   Proceeds  Sched Principal   Expenses *     Proceeds  Sched. Balance    Loss
====================================================================================================================================

====================================================================================================================================
CURRENT TOTAL                                 0.00        0.00                         0.00          0.00                     0.00
CUMULATIVE                                    0.00        0.00                         0.00          0.00                     0.00
====================================================================================================================================
* Aggregate liquidation expenses also include outstanding P&I advances and unpaid servicing fees, unpaid trustee fees, etc.

10/19/2004 - 11:31 (MXXX-MXXX) (c) 2000 LaSalle Bank N.A.

LaSalle Bank
ABN AMRO                                       MERRILL LYNCH MORTGAGE TRUST 2004-BPC1                   Statement Date:   12/13/2004
                                           COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES                Payment Date:     12/13/2004
                                                         SERIES 2004-BPC1                               Prior Payment:           N/A
                                                                                                        Next Payment:      1/12/2004
                                                                                                        Record Date:      11/30/2004
                                                      ABN AMRO ACCT: XXXXXX

                                                    APPRAISAL REDUCTION DETAIL

====================== ================================== ================================ ================ ===== ==================
                                                                           Remaining Term                           Appraisal
Disclosure  Appraisal  Scheduled   ARA  Current P&I        Note  Maturity  --------------  Property                ------------
Control #   Red. Date   Balance   Amount  Advance    ASER  Rate    Date     Life   Amort.    Type    State  DSCR   Value   Date
====================== ================================== ================================ ================ ===== ==================

====================== ================================== ================================ ================ ===== ==================

10/19/2004 - 11:31 (MXXX-MXXX) (c) 2000 LaSalle Bank N.A.

PROSPECTUS

              MERRILL LYNCH MORTGAGE INVESTORS, INC., THE DEPOSITOR
             MORTGAGE PASS-THROUGH CERTIFICATES, ISSUABLE IN SERIES

     Our name is Merrill Lynch Mortgage Investors, Inc. We intend to offer from time to time mortgage pass-through certificates. These offers may be made through one or more different methods, including offerings through underwriters.
We do not currently intend to list the offered certificates of any series on any national securities exchange or the NASDAQ stock market. See "METHOD OF
DISTRIBUTION".

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       THE OFFERED CERTIFICATES:                     THE TRUST ASSETS:

The offered certificates will be          The assets of each of our trusts will
issuable in series. Each series of        include--
offered certificates will--

o    have its own series designation,     o    mortgage loans secured by first
                                               and junior liens on, or security
                                               interests in, various interests
                                               in commercial and multifamily
                                               real properties,

o    consist of one or more classes       o    mortgage-backed securities that
     with various payment                      directly or indirectly evidence
     characteristics,                          interests in, or are directly or
                                               indirectly secured by, those
                                               types of mortgage loans, or

o    evidence beneficial ownership        o    some combination of those types
     interests in a trust established          of mortgage loans and
     by us, and                                mortgage-backed securities.

o    be payable solely out of the
     related trust.

No governmental agency or                 Trust assets may also include letters
instrumentality will insure or            of credit, surety bonds, insurance
guarantee payment on the offered          policies, guarantees, reserve funds,
certificates. Neither we nor any of our   guaranteed investment contracts,
affiliates are responsible for making     interest rate exchange agreements,
payments on the offered certificates if   interest rate cap or floor agreements,
collections on the related trust assets   currency exchange agreements, or other
are insufficient.                         similar instruments and agreements.

--------------------------------------------------------------------------------

     In connection with each offering, we will prepare a supplement to this prospectus in order to describe in more detail the particular certificates being offered and the related trust assets. In that document, we will also state the price to the public for each class of offered certificates or explain the method for determining that price. In that document, we will also identify the applicable lead or managing underwriter(s), if any, and provide information regarding the relevant underwriting arrangements and the underwriters'
compensation. You may not purchase the offered certificates of any series unless you have also received the prospectus supplement for that series.

--------------------------------------------------------------------------------

YOU SHOULD CAREFULLY CONSIDER THE RISK FACTORS BEGINNING ON PAGE 14 IN THIS
PROSPECTUS, AS WELL AS THOSE SET FORTH IN THE RELATED PROSPECTUS SUPPLEMENT,
PRIOR TO INVESTING.

NEITHER THE SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE SECURITIES
COMMISSION HAS APPROVED OR DISAPPROVED OF THE OFFERED CERTIFICATES OR PASSED
UPON THE ADEQUACY OR ACCURACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE
CONTRARY IS A CRIMINAL OFFENSE.

--------------------------------------------------------------------------------

                The date of this prospectus is October 19, 2004.

                                TABLE OF CONTENTS

                                                                            PAGE
                                                                            ----

       IMPORTANT NOTICE ABOUT THE INFORMATION PRESENTED IN THIS PROSPECTUS

     When deciding whether to invest in any of the offered certificates, you should only rely on the information contained in this prospectus and the related prospectus supplement. We have not authorized any dealer, salesman or other person to give any information or to make any representation that is different.
In addition, information in this prospectus or any related prospectus supplement is current only as of the date on its cover. By delivery of this prospectus and any related prospectus supplement, we are not offering to sell any securities, and are not soliciting an offer to buy any securities, in any state where the offer and sale is not permitted.

                AVAILABLE INFORMATION; INCORPORATION BY REFERENCE

     We have filed with the Securities and Exchange Commission a registration statement under the Securities Act of 1933, as amended, with respect to the certificates offered by this prospectus. This prospectus is part of that registration statement, but the registration statement contains additional information. Our registration statement and the exhibits to it may be read and copied at prescribed rates at the SEC's Public Reference Room at 450 Fifth
Street, N.W., Washington, D.C. 20549. The public may obtain information on the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330. The
SEC maintains an internet website that contains reports and other information regarding issuers that file electronically with the SEC, in addition to copies of these materials, and that internet website is located at http://www.sec.gov.

     All documents that are subsequently filed for the related trust pursuant to
Section 13(a), 14 or 15(d) of the Securities Exchange Act of 1934, as amended, prior to the termination of an offering of certificates by this prospectus, shall be deemed incorporated by reference into this prospectus. Upon written or oral request, we will

                                      -2-

provide, at no charge, to each person receiving this prospectus in connection with an offering, a copy of any or all documents or reports that are so incorporated by reference and that have not been delivered with the prospectus.
All requests should be directed to Merrill Lynch Mortgage Investors, Inc., 4
World Financial Center, 10th Floor, 250 Vesey Street, New York, New York 10080,
Attention: Secretary, or by telephone at 212-449-1000.

                                      -3-

--------------------------------------------------------------------------------

                              SUMMARY OF PROSPECTUS

     This summary contains selected information from this prospectus. It does not contain all of the information you need to consider in making your investment decision. TO UNDERSTAND ALL OF THE TERMS OF A PARTICULAR OFFERING OF
CERTIFICATES, YOU SHOULD READ CAREFULLY THIS PROSPECTUS AND THE RELATED
PROSPECTUS SUPPLEMENT IN FULL.

WHO WE ARE.............................   Merrill Lynch Mortgage Investors, Inc.
                                          We are a Delaware corporation. Our
                                          principal offices are located at 4
                                          World Financial Center, 10th Floor,
                                          250 Vesey Street, New York, New York
                                          10080. Our main telephone number is
                                          212-449-1000. See "MERRILL LYNCH
                                          MORTGAGE INVESTORS, INC."

THE SECURITIES BEING OFFERED...........   The securities that will be offered by
                                          this prospectus and the related
                                          prospectus supplements consist of
                                          mortgage pass-through certificates.
                                          These certificates will be issued in
                                          series, and each series will, in turn,
                                          consist of one or more classes. Each
                                          class of offered certificates must, at
                                          the time of issuance, be assigned an
                                          investment grade rating by at least
                                          one nationally recognized statistical
                                          rating organization. Typically, the
                                          four highest rating categories, within
                                          which there may be sub-categories or
                                          gradations to indicate relative
                                          standing, signify investment grade.
                                          See "RATING".

                                          Each series of offered certificates
                                          will evidence beneficial ownership
                                          interests in a trust established by us
                                          and containing the assets described in
                                          this prospectus and the related
                                          prospectus supplement.

THE OFFERED CERTIFICATES MAY BE
   ISSUED WITH OTHER CERTIFICATES......   We may not publicly offer all the
                                          mortgage pass-through certificates
                                          evidencing interests in one of our
                                          trusts. We may elect to retain some of
                                          those certificates, to place some
                                          privately with institutional investors
                                          or to deliver some to the applicable
                                          seller as partial consideration for
                                          the related mortgage assets. In
                                          addition, some of those certificates
                                          may not satisfy the rating requirement
                                          for offered certificates described
                                          under "--The Securities Being Offered"
                                          above.

THE GOVERNING DOCUMENTS................   In general, a pooling and servicing
                                          agreement or other similar agreement
                                          or collection of agreements will
                                          govern, among other things--

                                          o    the issuance of each series of
                                               offered certificates,

                                          o    the creation of and transfer of
                                               assets to the related trust, and

                                          o    the servicing and administration
                                               of those assets.

                                          The parties to the governing
                                          document(s) for a series of offered
                                          certificates will always include us
                                          and a trustee. We will be

--------------------------------------------------------------------------------

                                       -4-

--------------------------------------------------------------------------------

                                          responsible for establishing the trust
                                          relating to each series of offered
                                          certificates. In addition, we will
                                          transfer or arrange for the transfer
                                          of the initial trust assets to that
                                          trust. In general, the trustee for a
                                          series of offered certificates will be
                                          responsible for, among other things,
                                          making payments and preparing and
                                          disseminating various reports to the
                                          holders of those offered certificates.

                                          If the trust assets for a series of
                                          offered certificates include mortgage
                                          loans, the parties to the governing
                                          document(s) will also include--

                                          o    a master servicer that will
                                               generally be responsible for
                                               performing customary servicing
                                               duties with respect to those
                                               mortgage loans that are not
                                               defaulted, nonperforming or
                                               otherwise problematic in any
                                               material respect, and

                                          o    a special servicer that will
                                               generally be responsible for
                                               servicing and administering those
                                               mortgage loans that are
                                               defaulted, nonperforming or
                                               otherwise problematic in any
                                               material respect and real estate
                                               assets acquired as part of the
                                               related trust with respect to
                                               defaulted mortgage loans.

                                          The same person or entity, or
                                          affiliated entities, may act as both
                                          master servicer and special servicer
                                          for any trust.

                                          If the trust assets for a series of
                                          offered certificates include
                                          mortgage-backed securities, the
                                          parties to the governing document(s)
                                          may also include a manager that will
                                          be responsible for performing various
                                          administrative duties with respect to
                                          those mortgage-backed securities. If
                                          the related trustee assumes those
                                          duties, however, there will be no
                                          manager.

                                          In the related prospectus supplement,
                                          we will identify the trustee and any
                                          master servicer, special servicer or
                                          manager for each series of offered
                                          certificates and will describe their
                                          respective duties in further detail.
                                          See "DESCRIPTION OF THE GOVERNING
                                          DOCUMENTS".

CHARACTERISTICS OF THE MORTGAGE
   ASSETS..............................   The trust assets with respect to any
                                          series of offered certificates will,
                                          in general, include mortgage loans.
                                          Each of those mortgage loans will
                                          constitute the obligation of one or
                                          more persons to repay a debt. The
                                          performance of that obligation will be
                                          secured by a first or junior lien on,
                                          or security interest in, the
                                          ownership, leasehold or other
                                          interest(s) of the related borrower or
                                          another person in or with respect to
                                          one or more commercial or multifamily
                                          real properties. In particular, those
                                          properties may include:

                                          o    rental or cooperatively-owned
                                               buildings with multiple dwelling
                                               units;

--------------------------------------------------------------------------------

                                       -5-

--------------------------------------------------------------------------------

                                          o    retail properties related to the
                                               sale of consumer goods and other
                                               products, or related to providing
                                               entertainment, recreational or
                                               personal services, to the general
                                               public;

                                          o    office buildings;

                                          o    hospitality properties;

                                          o    casino properties;

                                          o    health care related facilities;

                                          o    industrial facilities;

                                          o    warehouse facilities,
                                               mini-warehouse facilities and
                                               self-storage facilities;

                                          o    restaurants, taverns and other
                                               establishments involved in the
                                               food and beverage industry;

                                          o    manufactured housing communities,
                                               mobile home parks and
                                               recreational vehicle parks;

                                          o    recreational and resort
                                               properties;

                                          o    arenas and stadiums;

                                          o    churches and other religious
                                               facilities;

                                          o    parking lots and garages;

                                          o    mixed use properties;

                                          o    other income-producing
                                               properties; and/or

                                          o    unimproved land.

                                          The mortgage loans underlying a series
                                          of offered certificates may have a
                                          variety of payment terms. For example,
                                          any of those mortgage loans--

                                          o    may provide for the accrual of
                                               interest at a mortgage interest
                                               rate that is fixed over its term,
                                               that resets on one or more
                                               specified dates or that otherwise
                                               adjusts from time to time;

                                          o    may provide for the accrual of
                                               interest at a mortgage interest
                                               rate that may be converted at the
                                               borrower's election from an
                                               adjustable to a fixed interest
                                               rate or from a fixed to an
                                               adjustable interest rate;

                                          o    may provide for no accrual of
                                               interest;

--------------------------------------------------------------------------------

                                       -6-

--------------------------------------------------------------------------------

                                          o    may provide for level payments to
                                               stated maturity, for payments
                                               that reset in amount on one or
                                               more specified dates or for
                                               payments that otherwise adjust
                                               from time to time to accommodate
                                               changes in the mortgage interest
                                               rate or to reflect the occurrence
                                               of specified events;

                                          o    may be fully amortizing or,
                                               alternatively, may be partially
                                               amortizing or nonamortizing, with
                                               a substantial payment of
                                               principal due on its stated
                                               maturity date;

                                          o    may permit the negative
                                               amortization or deferral of
                                               accrued interest;

                                          o    may prohibit some or all
                                               voluntary prepayments or require
                                               payment of a premium, fee or
                                               charge in connection with those
                                               prepayments;

                                          o    may permit defeasance and the
                                               release of real property
                                               collateral in connection with
                                               that defeasance;

                                          o    may provide for payments of
                                               principal, interest or both, on
                                               due dates that occur monthly,
                                               bi-monthly, quarterly,
                                               semi-annually, annually or at
                                               some other interval; and/or

                                          o    may have two or more component
                                               parts, each having
                                               characteristics that are
                                               otherwise described in this
                                               prospectus as being attributable
                                               to separate and distinct mortgage
                                               loans.

                                          Most, if not all, of the mortgage
                                          loans underlying a series of offered
                                          certificates will be secured by liens
                                          on real properties located in the
                                          United States, its territories and
                                          possessions. However, some of those
                                          mortgage loans may be secured by liens
                                          on real properties located outside the
                                          United States, its territories and
                                          possessions, provided that foreign
                                          mortgage loans do not represent more
                                          than 10% of the related mortgage asset
                                          pool, by balance.

                                          We do not originate mortgage loans.
                                          However, some or all of the mortgage
                                          loans included in one of our trusts
                                          may be originated by our affiliates.

                                          Neither we nor any of our affiliates
                                          will guarantee or insure repayment of
                                          any of the mortgage loans underlying a
                                          series of offered certificates. Unless
                                          we expressly state otherwise in the
                                          related prospectus supplement, no
                                          governmental agency or instrumentality
                                          will guarantee or insure repayment of
                                          any of the mortgage loans underlying a
                                          series of offered certificates. See
                                          "DESCRIPTION OF THE TRUST
                                          ASSETS--Mortgage Loans".

--------------------------------------------------------------------------------

                                       -7-

--------------------------------------------------------------------------------

                                          The trust assets with respect to any
                                          series of offered certificates may
                                          also include mortgage participations,
                                          mortgage pass-through certificates,
                                          collateralized mortgage obligations
                                          and other mortgage-backed securities,
                                          that evidence an interest in, or are
                                          secured by a pledge of, one or more
                                          mortgage loans of the type described
                                          above. We will not include a
                                          mortgage-backed security among the
                                          trust assets with respect to any
                                          series of offered certificates
                                          unless--

                                          o    the security has been registered
                                               under the Securities Act of 1933,
                                               as amended, or

                                          o    we would be free to publicly
                                               resell the security without
                                               registration.

                                          See "DESCRIPTION OF THE TRUST
                                          ASSETS-- Mortgage-Backed Securities".

                                          We will describe the specific
                                          characteristics of the mortgage assets
                                          underlying a series of offered
                                          certificates in the related prospectus
                                          supplement.

                                          In general, the total outstanding
                                          principal balance of the mortgage
                                          assets transferred by us to any
                                          particular trust will equal or exceed
                                          the initial total outstanding
                                          principal balance of the related
                                          series of certificates. In the event
                                          that the total outstanding principal
                                          balance of the related mortgage assets
                                          initially delivered by us to the
                                          related trustee is less than the
                                          initial total outstanding principal
                                          balance of any series of certificates,
                                          we may deposit or arrange for the
                                          deposit of cash or liquid investments
                                          on an interim basis with the related
                                          trustee to cover the shortfall. For 90
                                          days following the date of initial
                                          issuance of that series of
                                          certificates, we will be entitled to
                                          obtain a release of the deposited cash
                                          or investments if we deliver or
                                          arrange for delivery of a
                                          corresponding amount of mortgage
                                          assets. If we fail, however, to
                                          deliver mortgage assets sufficient to
                                          make up the entire shortfall within
                                          that 90-day period, any of the cash
                                          or, following liquidation, investments
                                          remaining on deposit with the related
                                          trustee will be used by the related
                                          trustee to pay down the total
                                          principal balance of the related
                                          series of certificates, as described
                                          in the related prospectus supplement.

SUBSTITUTION, ACQUISITION AND REMOVAL
   OF MORTGAGE ASSETS..................   If so specified in the related
                                          prospectus supplement, we or another
                                          specified person or entity may be
                                          permitted, at our or its option, but
                                          subject to the conditions specified in
                                          that prospectus supplement, to acquire
                                          from the related trust particular
                                          mortgage assets underlying a series of
                                          certificates in exchange for:

                                          o    cash that would be applied to pay
                                               down the principal balances of
                                               certificates of that series;
                                               and/or

--------------------------------------------------------------------------------

                                       -8-

--------------------------------------------------------------------------------

                                          o    other mortgage loans or
                                               mortgage-backed securities that--

                                               1.   conform to the description
                                                    of mortgage assets in this
                                                    prospectus, and

                                               2.   satisfy the criteria set
                                                    forth in the related
                                                    prospectus supplement.

                                          If so specified in the related
                                          prospectus supplement, the related
                                          trustee may be authorized or required,
                                          to apply collections on the mortgage
                                          assets underlying a series of offered
                                          certificates to acquire new mortgage
                                          loans or mortgage-backed securities
                                          that--

                                          o    conform to the description of
                                               mortgage assets in this
                                               prospectus, and

                                          o    satisfy the criteria set forth in
                                               the related prospectus
                                               supplement.

                                          No replacement of mortgage assets or
                                          acquisition of new mortgage assets
                                          will be permitted if it would result
                                          in a qualification, downgrade or
                                          withdrawal of the then-current rating
                                          assigned by any rating agency to any
                                          class of affected offered
                                          certificates.

                                          Further, if so specified under
                                          circumstances described in the related
                                          prospectus supplement, a
                                          certificateholder of a series of
                                          certificates that includes offered
                                          certificates may exchange the
                                          certificates it holds for one or more
                                          of the mortgage loans or
                                          mortgage-backed securities
                                          constituting part of the mortgage pool
                                          underlying those certificates.

CHARACTERISTICS OF THE OFFERED
   CERTIFICATES........................   An offered certificate may entitle the
                                          holder to receive:

                                          o    a stated principal amount;

                                          o    interest on a principal balance
                                               or notional amount, at a fixed,
                                               variable or adjustable
                                               pass-through rate;

                                          o    specified, fixed or variable
                                               portions of the interest,
                                               principal or other amounts
                                               received on the related mortgage
                                               assets;

                                          o    payments of principal, with
                                               disproportionate, nominal or no
                                               payments of interest;

                                          o    payments of interest, with
                                               disproportionate, nominal or no
                                               payments of principal;

--------------------------------------------------------------------------------

                                       -9-

--------------------------------------------------------------------------------

                                          o    payments of interest or principal
                                               that commence only as of a
                                               specified date or only after the
                                               occurrence of specified events,
                                               such as the payment in full of
                                               the interest and principal
                                               outstanding on one or more other
                                               classes of certificates of the
                                               same series;

                                          o    payments of principal to be made,
                                               from time to time or for
                                               designated periods, at a rate
                                               that is--

                                               1.   faster and, in some cases,
                                                    substantially faster, or

                                               2.   slower and, in some cases,
                                                    substantially slower,

                                               than the rate at which payments
                                               or other collections of principal
                                               are received on the related
                                               mortgage assets;

                                          o    payments of principal to be made,
                                               subject to available funds, based
                                               on a specified principal payment
                                               schedule or other methodology; or

                                          o    payments of all or part of the
                                               prepayment or repayment premiums,
                                               fees and charges, equity
                                               participations payments or other
                                               similar items received on the
                                               related mortgage assets.

                                          Any class of offered certificates may
                                          be senior or subordinate to one or
                                          more other classes of certificates of
                                          the same series, including a
                                          non-offered class of certificates of
                                          that series, for purposes of some or
                                          all payments and/or allocations of
                                          losses.

                                          A class of offered certificates may
                                          have two or more component parts, each
                                          having characteristics that are
                                          otherwise described in this prospectus
                                          as being attributable to separate and
                                          distinct classes.

                                          We will describe the specific
                                          characteristics of each class of
                                          offered certificates in the related
                                          prospectus supplement. See
                                          "DESCRIPTION OF THE CERTIFICATES".

CREDIT SUPPORT AND REINVESTMENT,
   INTEREST RATE AND CURRENCY-RELATED
   PROTECTION FOR THE OFFERED
   CERTIFICATES........................   Some classes of offered certificates
                                          may be protected in full or in part
                                          against defaults and losses, or select
                                          types of defaults and losses, on the
                                          related mortgage assets through the
                                          subordination of one or more other
                                          classes of certificates of the same
                                          series or by other types of credit
                                          support. The other types of credit
                                          support may include a letter of
                                          credit, a surety bond, an insurance
                                          policy, a guarantee or a reserve fund.
                                          We will describe the credit support,
                                          if any, for each class of offered
                                          certificates in the related prospectus
                                          supplement.

--------------------------------------------------------------------------------

                                      -10-

--------------------------------------------------------------------------------

                                          The trust assets with respect to any
                                          series of offered certificates may
                                          also include any of the following
                                          agreements:

                                          o    guaranteed investment contracts
                                               in accordance with which moneys
                                               held in the funds and accounts
                                               established with respect to those
                                               offered certificates will be
                                               invested at a specified rate;

                                          o    interest rate exchange
                                               agreements, interest rate cap or
                                               floor agreements, or other
                                               agreements and arrangements
                                               designed to reduce the effects of
                                               interest rate fluctuations on the
                                               related mortgage assets or on one
                                               or more classes of those offered
                                               certificates; or

                                          o    currency exchange agreements or
                                               other agreements and arrangements
                                               designed to reduce the effects of
                                               currency exchange rate
                                               fluctuations with respect to the
                                               related mortgage assets and one
                                               or more classes of those offered
                                               certificates.

                                          We will describe the types of
                                          reinvestment, interest rate and
                                          currency related protection, if any,
                                          for each class of offered certificates
                                          in the related prospectus supplement.

                                          See "RISK FACTORS", "DESCRIPTION OF
                                          THE TRUST ASSETS" and "DESCRIPTION OF
                                          CREDIT SUPPORT".

ADVANCES WITH RESPECT TO THE MORTGAGE
   ASSETS..............................   If the trust assets for a series of
                                          offered certificates include mortgage
                                          loans, then, as and to the extent
                                          described in the related prospectus
                                          supplement, the related master
                                          servicer, the related special
                                          servicer, the related trustee, any
                                          related provider of credit support
                                          and/or any other specified person may
                                          be obligated to make, or may have the
                                          option of making, advances with
                                          respect to those mortgage loans to
                                          cover--

                                          o    delinquent scheduled payments of
                                               principal and/or interest, other
                                               than balloon payments,

                                          o    property protection expenses,

                                          o    other servicing expenses, or

                                          o    any other items specified in the
                                               related prospectus supplement.

                                          Any party making advances will be
                                          entitled to reimbursement from
                                          subsequent recoveries on the related
                                          mortgage loan and as otherwise
                                          described in this prospectus or the
                                          related prospectus supplement. That
                                          party may also be entitled to receive
                                          interest

--------------------------------------------------------------------------------

                                      -11-

--------------------------------------------------------------------------------

                                          on its advances for a specified
                                          period. See "DESCRIPTION OF THE
                                          CERTIFICATES--Advances".

                                          If the trust assets for a series of
                                          offered certificates include
                                          mortgage-backed securities, we will
                                          describe in the related prospectus
                                          supplement any comparable advancing
                                          obligations with respect to those
                                          mortgage-backed securities or the
                                          underlying mortgage loans.

OPTIONAL TERMINATION...................   We will describe in the related
                                          prospectus supplement any
                                          circumstances in which a specified
                                          party is permitted or obligated to
                                          purchase or sell any of the mortgage
                                          assets underlying a series of offered
                                          certificates. In particular, a master
                                          servicer, special servicer or other
                                          designated party may be permitted or
                                          obligated to purchase or sell--

                                          o    all the mortgage assets in any
                                               particular trust, thereby
                                               resulting in a termination of the
                                               trust, or

                                          o    that portion of the mortgage
                                               assets in any particular trust as
                                               is necessary or sufficient to
                                               retire one or more classes of
                                               offered certificates of the
                                               related series.

                                          See "DESCRIPTION OF THE
                                          CERTIFICATES--Termination".

FEDERAL INCOME TAX CONSEQUENCES........   Any class of offered certificates will
                                          constitute or evidence ownership of:

                                          o    regular interests or residual
                                               interests in a real estate
                                               mortgage investment conduit under
                                               Sections 860A through 860G of the
                                               Internal Revenue Code of 1986; or

                                          o    regular interests in a financial
                                               asset securitization investment
                                               trust within the meaning of
                                               Section 860L(a) of the Internal
                                               Revenue Code of 1986; or

                                          o    interests in a grantor trust
                                               under Subpart E of Part I of
                                               Subchapter J of the Internal
                                               Revenue Code of 1986.

                                          See "FEDERAL INCOME TAX CONSEQUENCES".

ERISA CONSIDERATIONS...................   If you are a fiduciary of an employee
                                          benefit plan or other retirement plan
                                          or arrangement, you should review with
                                          your legal advisor whether the
                                          purchase or holding of offered
                                          certificates could give rise to a
                                          transaction that is prohibited or is
                                          not otherwise permissible under
                                          applicable law. See "ERISA
                                          CONSIDERATIONS".

LEGAL INVESTMENT.......................   If your investment authority is
                                          subject to legal investment laws and
                                          regulations, regulatory capital
                                          requirements or review by

--------------------------------------------------------------------------------

                                      -12-

--------------------------------------------------------------------------------

                                          regulatory authorities, then you may
                                          be subject to restrictions on
                                          investment in the offered
                                          certificates. You should consult your
                                          legal advisor to determine whether and
                                          to what extent the offered
                                          certificates constitute a legal
                                          investment for you. We will specify in
                                          the related prospectus supplement
                                          which classes of the offered
                                          certificates, if any, will constitute
                                          mortgage related securities for
                                          purposes of the Secondary Mortgage
                                          Market Enhancement Act of 1984, as
                                          amended. See "LEGAL INVESTMENT".

--------------------------------------------------------------------------------

                                      -13-

                                  RISK FACTORS

     YOU SHOULD CONSIDER THE FOLLOWING FACTORS, AS WELL AS THE FACTORS SET FORTH
UNDER "RISK FACTORS" IN THE RELATED PROSPECTUS SUPPLEMENT, IN DECIDING WHETHER
TO PURCHASE OFFERED CERTIFICATES.

LACK OF LIQUIDITY WILL IMPAIR YOUR ABILITY TO SELL YOUR OFFERED CERTIFICATES AND
MAY HAVE AN ADVERSE EFFECT ON THE MARKET VALUE OF YOUR OFFERED CERTIFICATES

     The offered certificates may have limited or no liquidity. We cannot assure you that a secondary market for your offered certificates will develop. There will be no obligation on the part of anyone to establish a secondary market.
Even if a secondary market does develop for your offered certificates, it may provide you with less liquidity than you anticipated and it may not continue for the life of your offered certificates.

     WE WILL DESCRIBE IN THE RELATED PROSPECTUS SUPPLEMENT THE INFORMATION THAT
WILL BE AVAILABLE TO YOU WITH RESPECT TO YOUR OFFERED CERTIFICATES. THE LIMITED
NATURE OF THE INFORMATION MAY ADVERSELY AFFECT THE LIQUIDITY OF YOUR OFFERED
CERTIFICATES.

     We do not currently intend to list the offered certificates on any national securities exchange or the NASDAQ stock market.

     Lack of liquidity will impair your ability to sell your offered certificates and may prevent you from doing so at a time when you may want or need to. Lack of liquidity could adversely affect the market value of your offered certificates. We do not expect that you will have any redemption rights with respect to your offered certificates.

     If you decide to sell your offered certificates, you may have to sell them at a discount from the price you paid for reasons unrelated to the performance of your offered certificates or the related mortgage assets. Pricing information regarding your offered certificates may not be generally available on an ongoing basis.

THE MARKET VALUE OF YOUR OFFERED CERTIFICATES MAY BE ADVERSELY AFFECTED BY
FACTORS UNRELATED TO THE PERFORMANCE OF YOUR OFFERED CERTIFICATES AND THE
UNDERLYING MORTGAGE ASSETS, SUCH AS FLUCTUATIONS IN INTEREST RATES AND THE
SUPPLY AND DEMAND OF COMMERCIAL MORTGAGE-BACKED SECURITIES GENERALLY

     The market value of your offered certificates can decline even if those certificates and the underlying mortgage assets are performing at or above your expectations.

     The market value of your offered certificates will be sensitive to fluctuations in current interest rates. However, a change in the market value of your offered certificates as a result of an upward or downward movement in current interest rates may not equal the change in the market value of your offered certificates as a result of an equal but opposite movement in interest rates.

     The market value of your offered certificates will also be influenced by the supply of and demand for commercial mortgage-backed securities generally.
The supply of commercial mortgage-backed securities will depend on, among other things, the amount of commercial and multifamily mortgage loans, whether newly originated or held in portfolio, that are available for securitization. A number of factors will affect investors' demand for commercial mortgage-backed securities, including--

     o    the availability of alternative investments that offer higher yields or are perceived as being a better credit risk, having a less volatile market value or being more liquid,

                                      -14-

     o    legal and other restrictions that prohibit a particular entity from investing in commercial mortgage-backed securities or limit the amount or types of commercial mortgage-backed securities that it may acquire,

     o    investors' perceptions regarding the commercial and multifamily real estate markets, which may be adversely affected by, among other things, a decline in real estate values or an increase in defaults and foreclosures on mortgage loans secured by income-producing properties,
          and

     o    investors' perceptions regarding the capital markets in general, which may be adversely affected by political, social and economic events completely unrelated to the commercial and multifamily real estate markets.

     If you decide to sell your offered certificates, you may have to sell at discount from the price you paid for reasons unrelated to the performance of your offered certificates or the related mortgage assets. Pricing information regarding your offered certificates may not be generally available on an ongoing basis.

PAYMENTS ON THE OFFERED CERTIFICATES WILL BE MADE SOLELY FROM THE LIMITED ASSETS
OF THE RELATED TRUST, AND THOSE ASSETS MAY BE INSUFFICIENT TO MAKE ALL REQUIRED
PAYMENTS ON THOSE CERTIFICATES

     The offered certificates do not represent obligations of any person or entity and do not represent a claim against any assets other than those of the related trust. No governmental agency or instrumentality will guarantee or insure payment on the offered certificates. In addition, neither we nor our affiliates are responsible for making payments on the offered certificates if collections on the related trust assets are insufficient. If the related trust assets are insufficient to make payments on your offered certificates, no other assets will be available to you for payment of the deficiency, and you will bear the resulting loss. Any advances made by a master servicer or other party with respect to the mortgage assets underlying your offered certificates are intended solely to provide liquidity and not credit support. The party making those advances will have a right to reimbursement, probably with interest, which will be senior to your right to receive payment on your offered certificates.

ANY CREDIT SUPPORT FOR YOUR OFFERED CERTIFICATES MAY BE INSUFFICIENT TO PROTECT
YOU AGAINST ALL POTENTIAL LOSSES

     The Amount of Credit Support Will Be Limited. The rating agencies that assign ratings to your offered certificates will establish the amount of credit support, if any, for your offered certificates based on, among other things, an assumed level of defaults, delinquencies and losses with respect to the related mortgage assets. Actual losses may, however, exceed the assumed levels. See
"DESCRIPTION OF THE CERTIFICATES--Allocation of Losses and Shortfalls" and
"DESCRIPTION OF CREDIT SUPPORT". If actual losses on the related mortgage assets exceed the assumed levels, you may be required to bear the additional losses.

     Credit Support May Not Cover All Types of Losses. The credit support, if any, for your offered certificates may not cover all of your potential losses.
For example, some forms of credit support may not cover or may provide limited protection against losses that you may suffer by reason of fraud or negligence or as a result of uninsured casualties at the real properties securing the underlying mortgage loans. You may be required to bear any losses which are not covered by the credit support.

     Disproportionate Benefits May Be Given to Some Classes and Series to the
Detriment of Others. If a form of credit support covers multiple classes or series and losses exceed the amount of that credit support, it is possible that the holders of offered certificates of another series or class will be disproportionately benefited by that credit support to your detriment.

                                      -15-

THE INVESTMENT PERFORMANCE OF YOUR OFFERED CERTIFICATES WILL DEPEND UPON
PAYMENTS, DEFAULTS AND LOSSES ON THE UNDERLYING MORTGAGE LOANS; AND THOSE
PAYMENTS, DEFAULTS AND LOSSES MAY BE HIGHLY UNPREDICTABLE

     The Terms of the Underlying Mortgage Loans Will Affect Payments on Your
Offered Certificates. Each of the mortgage loans underlying the offered certificates will specify the terms on which the related borrower must repay the outstanding principal amount of the loan. The rate, timing and amount of scheduled payments of principal may vary, and may vary significantly, from mortgage loan to mortgage loan. The rate at which the underlying mortgage loans amortize will directly affect the rate at which the principal balance or notional amount of your offered certificates is paid down or otherwise reduced.

     In addition, any mortgage loan underlying the offered certificates may permit the related borrower during some or all of the loan term to prepay the loan. In general, a borrower will be more likely to prepay its mortgage loan when it has an economic incentive to do so, such as obtaining a larger loan on the same underlying real property or a lower or otherwise more advantageous interest rate through refinancing. If a mortgage loan includes some form of prepayment restriction, the likelihood of prepayment should decline. These restrictions may include--

     o    an absolute or partial prohibition against voluntary prepayments during some or all of the loan term, or

     o    a requirement that voluntary prepayments be accompanied by some form of prepayment premium, fee or charge during some or all of the loan term.

In many cases, however, there will be no restriction associated with the application of insurance proceeds or condemnation proceeds as a prepayment of principal.

     The Terms of the Underlying Mortgage Loans Do Not Provide Absolute
Certainty as to the Rate, Timing and Amount of Payments on Your Offered
Certificates. Notwithstanding the terms of the mortgage loans backing your offered certificates, the amount, rate and timing of payments and other collections on those mortgage loans will, to some degree, be unpredictable because of borrower defaults and because of casualties and condemnations with respect to the underlying real properties.

     The investment performance of your offered certificates may vary materially and adversely from your expectations due to--

     o    the rate of prepayments and other unscheduled collections of principal on the underlying mortgage loans being faster or slower than you anticipated, or

     o    the rate of defaults on the underlying mortgage loans being faster, or the severity of losses on the underlying mortgage loans being greater, than you anticipated.

     The actual yield to you, as a holder of an offered certificate, may not equal the yield you anticipated at the time of your purchase, and the total return on investment that you expected may not be realized. In deciding whether to purchase any offered certificates, you should make an independent decision as to the appropriate prepayment, default and loss assumptions to be used. If the trust assets underlying your offered certificates include mortgage-backed securities, the terms of those securities may soften or enhance the effects to you that may result from prepayments, defaults and losses on the mortgage loans that ultimately back those securities.

     Prepayments on the Underlying Mortgage Loans Will Affect the Average Life
of Your Offered Certificates; and the Rate and Timing of Those Prepayments May
Be Highly Unpredictable. Payments of

                                      -16-

principal and/or interest on your offered certificates will depend upon, among other things, the rate and timing of payments on the related mortgage assets.
Prepayments on the underlying mortgage loans may result in a faster rate of principal payments on your offered certificates, thereby resulting in a shorter average life for your offered certificates than if those prepayments had not occurred. The rate and timing of principal prepayments on pools of mortgage loans varies among pools and is influenced by a variety of economic, demographic, geographic, social, tax and legal factors. Accordingly, neither you nor we can predict the rate and timing of principal prepayments on the mortgage loans underlying your offered certificates. As a result, repayment of your offered certificates could occur significantly earlier or later, and the average life of your offered certificates could be significantly shorter or longer, than you expected.

     The extent to which prepayments on the underlying mortgage loans ultimately affect the average life of your offered certificates depends on the terms and provisions of your offered certificates. A class of offered certificates may entitle the holders to a pro rata share of any prepayments on the underlying mortgage loans, to all or a disproportionately large share of those prepayments, or to none or a disproportionately small share of those prepayments. If you are entitled to a disproportionately large share of any prepayments on the underlying mortgage loans, your offered certificates may be retired at an earlier date. If, however, you are only entitled to a small share of the prepayments on the underlying mortgage loans, the average life of your offered certificates may be extended. Your entitlement to receive payments, including prepayments, of principal of the underlying mortgage loans may--

     o    vary based on the occurrence of specified events, such as the retirement of one or more other classes of certificates of the same series, or

     o    be subject to various contingencies, such as prepayment and default rates with respect to the underlying mortgage loans.

     We will describe the terms and provisions of your offered certificates more fully in the related prospectus supplement.

     Prepayments on the Underlying Mortgage Loans Will Affect the Yield on Your
Offered Certificates; and the Rate and Timing of Those Prepayments May Be Highly
Unpredictable. If you purchase your offered certificates at a discount or premium, the yield on your offered certificates will be sensitive to prepayments on the underlying mortgage loans. If you purchase your offered certificates at a discount, you should consider the risk that a slower than anticipated rate of principal payments on the underlying mortgage loans could result in your actual yield being lower than your anticipated yield. Alternatively, if you purchase your offered certificates at a premium, you should consider the risk that a faster than anticipated rate of principal payments on the underlying mortgage loans could result in your actual yield being lower than your anticipated yield.
The potential effect that prepayments may have on the yield of your offered certificates will increase as the discount deepens or the premium increases. If the amount of interest payable on your offered certificates is disproportionately large, as compared to the amount of principal payable on your offered certificates, you may fail to recover your original investment under some prepayment scenarios. The rate and timing of principal prepayments on pools of mortgage loans varies among pools and is influenced by a variety of economic, demographic, geographic, social, tax and legal factors. Accordingly, neither you nor we can predict the rate and timing of principal prepayments on the mortgage loans underlying your offered certificates.

     Delinquencies, Defaults and Losses on the Underlying Mortgage Loans May
Affect the Amount and Timing of Payments on Your Offered Certificates; and the
Rate and Timing of Those Delinquencies and Defaults, and the Severity of Those
Losses, are Highly Unpredictable. The rate and timing of delinquencies and defaults, and the severity of losses, on the underlying mortgage loans will impact the amount and timing of payments on a series of offered certificates to the extent that their effects are not offset by delinquency advances or some form of credit support.

                                      -17-

     Unless otherwise covered by delinquency advances or some form of credit support, defaults on the underlying mortgage loans may delay payments on a series of offered certificates while the defaulted mortgage loans are worked-out or liquidated. However, liquidations of defaulted mortgage loans prior to maturity could affect the yield and average life of an offered certificate in a manner similar to a voluntary prepayment.

     If you calculate your anticipated yield to maturity based on an assumed rate of default and amount of losses on the underlying mortgage loans that is lower than the default rate and amount of losses actually experienced, then, to the extent that you are required to bear the additional losses, your actual yield to maturity will be lower than you calculated and could, under some scenarios, be negative. Furthermore, the timing of losses on the underlying mortgage loans can affect your yield. In general, the earlier you bear any loss on an underlying mortgage loan, the greater the negative effect on your yield.

     See "--Repayment of a Commercial or Multifamily Mortgage Loan Depends on
the Performance and Value of the Underlying Real Property, Which May Decline
Over Time, and the Related Borrower's Ability to Refinance the Property, of
Which There Is No Assurance" below.

     There Is an Increased Risk of Default Associated with Balloon Payments. Any of the mortgage loans underlying your offered certificates may be nonamortizing or only partially amortizing. The borrower under a mortgage loan of that type is required to make substantial payments of principal and interest, which are commonly called balloon payments, on the maturity date of the loan. The ability of the borrower to make a balloon payment depends upon the borrower's ability to refinance or sell the real property securing the loan. The ability of the borrower to refinance or sell the property will be affected by a number of factors, including:

     o    the fair market value and condition of the underlying real property;

     o    the level of interest rates;

     o    the borrower's equity in the underlying real property;

     o    the borrower's financial condition;

     o    occupancy levels at or near the time of refinancing;

     o    the operating history of the underlying real property;

     o    changes in zoning and tax laws;

     o    changes in competition in the relevant geographic area;

     o    changes in rental rates in the relevant geographic area;

     o    changes in governmental regulation and fiscal policy;

     o    prevailing general and regional economic conditions;

     o    the state of the fixed income and mortgage markets; and

     o    the availability of credit for multifamily rental or commercial properties.

                                      -18-

     See "--Repayment of a Commercial or Multifamily Mortgage Loan Depends on
the Performance and Value of the Underlying Real Property, Which May Decline
Over Time, and the Related Borrower's Ability to Refinance the Property, of
Which There is No Assurance" below.

     Neither we nor any of our affiliates will be obligated to refinance any mortgage loan underlying your offered certificates.

     The related master servicer or special servicer may, within prescribed limits, extend and modify mortgage loans underlying your offered certificates that are in default or as to which a payment default is imminent in order to maximize recoveries on the defaulted loans. The related master servicer or special servicer is only required to determine that any extension or modification is reasonably likely to produce a greater recovery than a liquidation of the real property securing the defaulted loan. There is a risk that the decision of the master servicer or special servicer to extend or modify a mortgage loan may not in fact produce a greater recovery.

REPAYMENT OF A COMMERCIAL OR MULTIFAMILY MORTGAGE LOAN DEPENDS ON THE
PERFORMANCE AND VALUE OF THE UNDERLYING REAL PROPERTY, WHICH MAY DECLINE OVER
TIME, AND THE RELATED BORROWER'S ABILITY TO REFINANCE THE PROPERTY, OF WHICH
THERE IS NO ASSURANCE

     Most of the Mortgage Loans Underlying Your Offered Certificates Will Be
Nonrecourse. You should consider all of the mortgage loans underlying your offered certificates to be nonrecourse loans. This means that, in the event of a default, recourse will be limited to the related real property or properties securing the defaulted mortgage loan. In those cases where recourse to a borrower or guarantor is permitted by the loan documents, we generally will not undertake any evaluation of the financial condition of that borrower or guarantor. Consequently, full and timely payment on each mortgage loan underlying your offered certificates will depend on one or more of the following:

     o    the sufficiency of the net operating income of the applicable real property;

     o    the market value of the applicable real property at or prior to maturity; and

     o    the ability of the related borrower to refinance or sell the applicable real property.

     In general, the value of a multifamily or commercial property will depend on its ability to generate net operating income. The ability of an owner to finance a multifamily or commercial property will depend, in large part, on the property's value and ability to generate net operating income.

     Unless we state otherwise in the related prospectus supplement, none of the mortgage loans underlying your offered certificates will be insured or guaranteed by any governmental entity or private mortgage insurer.

     The risks associated with lending on multifamily and commercial properties are inherently different from those associated with lending on the security of single-family residential properties. This is because multifamily rental and commercial real estate lending generally involves larger loans and, as described above, repayment is dependent upon the successful operation and value of the related real estate project.

     Many Risk Factors Are Common to Most or All Multifamily and Commercial
Properties. The following factors, among others, will affect the ability of a multifamily or commercial property to generate net operating income and, accordingly, its value:

     o    the age, design and construction quality of the property;

     o    perceptions regarding the safety, convenience and attractiveness of the property;

                                      -19-

     o    the characteristics of the neighborhood where the property is located;

     o    the proximity and attractiveness of competing properties;

     o    the existence and construction of competing properties;

     o    the adequacy of the property's management and maintenance;

     o    national, regional or local economic conditions, including plant closings, industry slowdowns and unemployment rates;

     o    local real estate conditions, including an increase in or oversupply of comparable commercial or residential space;

     o    demographic factors;

     o    customer tastes and preferences;

     o    retroactive changes in building codes; and

     o    changes in governmental rules, regulations and fiscal policies, including environmental legislation.

     Particular factors that may adversely affect the ability of a multifamily or commercial property to generate net operating income include:

     o    an increase in interest rates, real estate taxes and other operating expenses;

     o    an increase in the capital expenditures needed to maintain the property or make improvements;

     o    a decline in the financial condition of a major tenant and, in particular, a sole tenant or anchor tenant;

     o    an increase in vacancy rates;

     o    a decline in rental rates as leases are renewed or replaced; and

     o    natural disasters and civil disturbances such as earthquakes, hurricanes, floods, eruptions, terrorist attacks or riots.

     The volatility of net operating income generated by a multifamily or commercial property over time will be influenced by many of the foregoing factors, as well as by:

     o    the length of tenant leases;

     o    the creditworthiness of tenants;

     o    the rental rates at which leases are renewed or replaced;

     o    the percentage of total property expenses in relation to revenue;

                                      -20-

     o    the ratio of fixed operating expenses to those that vary with revenues; and

     o    the level of capital expenditures required to maintain the property and to maintain or replace tenants.

Therefore, commercial and multifamily properties with short-term or less creditworthy sources of revenue and/or relatively high operating costs, such as those operated as hospitality and self-storage properties, can be expected to have more volatile cash flows than commercial and multifamily properties with medium- to long-term leases from creditworthy tenants and/or relatively low operating costs. A decline in the real estate market will tend to have a more immediate effect on the net operating income of commercial and multifamily properties with short-term revenue sources and may lead to higher rates of delinquency or defaults on the mortgage loans secured by those properties.

     The Successful Operation of a Multifamily or Commercial Property Depends on
Tenants. Generally, multifamily and commercial properties are subject to leases.
The owner of a multifamily or commercial property typically uses lease or rental payments for the following purposes:

     o    to pay for maintenance and other operating expenses associated with the property;

     o    to fund repairs, replacements and capital improvements at the property; and

     o    to service mortgage loans secured by, and any other debt obligations associated with operating, the property.

     Factors that may adversely affect the ability of a multifamily or commercial property to generate net operating income from lease and rental payments include:

     o    an increase in vacancy rates, which may result from tenants deciding not to renew an existing lease or discontinuing operations;

     o    an increase in tenant payment defaults;

     o    a decline in rental rates as leases are entered into, renewed or extended at lower rates;

     o    an increase in the capital expenditures needed to maintain the property or to make improvements; and

     o    a decline in the financial condition of a major or sole tenant.

     Various factors that will affect the operation and value of a commercial property include:

     o    the business operated by the tenants;

     o    the creditworthiness of the tenants; and

     o    the number of tenants.

     Dependence on a Single Tenant or a Small Number of Tenants Makes a Property
Riskier Collateral. In those cases where an income-producing property is leased to a single tenant or is primarily leased to one or a small number of major tenants, a deterioration in the financial condition or a change in the plan of operations of any of those tenants can have particularly significant effects on the net operating income generated by the

                                      -21-

property. If any of those tenants defaults under or fails to renew its lease, the resulting adverse financial effect on the operation of the property will be substantially more severe than would be the case with respect to a property occupied by a large number of less significant tenants.

     An income-producing property operated for retail, office or industrial purposes also may be adversely affected by a decline in a particular business or industry if a concentration of tenants at the property is engaged in that business or industry.

     Tenant Bankruptcy Adversely Affects Property Performance. The bankruptcy or insolvency of a major tenant, or a number of smaller tenants, at a commercial property may adversely affect the income produced by the property. Under the
U.S. Bankruptcy Code, a tenant has the option of assuming or rejecting any unexpired lease. If the tenant rejects the lease, the landlord's claim for breach of the lease would be a general unsecured claim against the tenant unless there is collateral securing the claim. The claim would be limited to:

     o    the unpaid rent reserved under the lease for the periods prior to the bankruptcy petition or any earlier surrender of the leased premises, plus

     o    an amount, not to exceed three years' rent, equal to the greater of one year's rent and 15% of the remaining reserved rent.

     The Success of an Income-Producing Property Depends on Reletting Vacant
Spaces. The operations at an income-producing property will be adversely affected if the owner or property manager is unable to renew leases or relet space on comparable terms when existing leases expire and/or become defaulted.
Even if vacated space is successfully relet, the costs associated with reletting, including tenant improvements and leasing commissions in the case of income-producing properties operated for retail, office or industrial purposes, can be substantial and could reduce cash flow from the income-producing properties. Moreover, if a tenant at a income-producing property defaults in its lease obligations, the landlord may incur substantial costs and experience significant delays associated with enforcing its rights and protecting its investment, including costs incurred in renovating and reletting the property.

     If an income-producing property has multiple tenants, re-leasing expenditures may be more frequent than in the case of a property with fewer tenants, thereby reducing the cash flow generated by the multi-tenanted property. Multi-tenanted properties may also experience higher continuing vacancy rates and greater volatility in rental income and expenses.

     Property Value May Be Adversely Affected Even When Current Operating Income
is Not. Various factors may affect the value of multifamily and commercial properties without affecting their current net operating income, including:

     o    changes in interest rates;

     o    the availability of refinancing sources;

     o    changes in governmental regulations, licensing or fiscal policy;

     o    changes in zoning or tax laws; and

     o    potential environmental or other legal liabilities.

                                      -22-

     Property Management May Affect Property Operations and Value. The operation of an income-producing property will depend upon the property manager's performance and viability. The property manager generally is responsible for:

     o    responding to changes in the local market;

     o    planning and implementing the rental structure, including staggering durations of leases and establishing levels of rent payments;

     o    operating the property and providing building services;

     o    managing operating expenses; and

     o    ensuring that maintenance and capital improvements are carried out in a timely fashion.

     Income-producing properties that derive revenues primarily from short-term rental commitments, such as hospitality or self-storage properties, generally require more intensive management than properties leased to tenants under long-term leases.

     By controlling costs, providing appropriate and efficient services to tenants and maintaining improvements in good condition, a property manager can--

     o    maintain or improve occupancy rates, business and cash flow,

     o    reduce operating and repair costs, and

     o    preserve building value.

On the other hand, management errors can, in some cases, impair the long term viability of an income-producing property.

     Maintaining a Property in Good Condition is Expensive. The owner may be required to expend a substantial amount to maintain, renovate or refurbish a commercial or multifamily property. Failure to do so may materially impair the property's ability to generate cash flow. The effects of poor construction quality will increase over time in the form of increased maintenance and capital improvements. Even superior construction will deteriorate over time if management does not schedule and perform adequate maintenance in a timely fashion. There can be no assurance that an income-producing property will generate sufficient cash flow to cover the increased costs of maintenance and capital improvements in addition to paying debt service on the mortgage loan(s)
that may encumber that property.

     Competition Will Adversely Affect the Profitability and Value of an
Income-Producing Property. Some income-producing properties are located in highly competitive areas. Comparable income-producing properties located in the same area compete on the basis of a number of factors including:

     o    rental rates;

     o    location;

     o    type of business or services and amenities offered; and

     o    nature and condition of the particular property.

                                      -23-

     The profitability and value of an income-producing property may be adversely affected by a comparable property that:

     o    offers lower rents;

     o    has lower operating costs;

     o    offers a more favorable location; or

     o    offers better facilities.

Costs of renovating, refurbishing or expanding an income-producing property in order to remain competitive can be substantial.

     Various Types of Income-Producing Properties May Present Special Risks. The
relative importance of any factor affecting the value or operation of an income-producing property will depend on the type and use of the property. In addition, the type and use of a particular income-producing property may present special risks. For example--

     o    Health care related facilities and casinos are subject to significant governmental regulation of the ownership, operation, maintenance and/or financing of those properties.

     o    Multifamily rental properties, manufactured housing communities and mobile home parks may be subject to rent control or rent stabilization laws and laws governing landlord/tenant relationships.

     o    Hospitality and restaurant properties are often operated under franchise, management or operating agreements, which may be terminable by the franchisor or operator. Moreover, the transferability of a hotel's or restaurant's operating, liquor and other licenses upon a transfer of the hotel or restaurant is subject to local law requirements.

     o    Depending on their location, recreational and resort properties, properties that provide entertainment services, hospitality properties, restaurants and taverns, mini-warehouses and self-storage facilities tend to be adversely affected more quickly by a general economic downturn than other types of commercial properties.

     o    Marinas will be affected by various statutes and government regulations that govern the use of, and construction on, rivers, lakes and other waterways.

     o    Some recreational and hospitality properties may have seasonal fluctuations and/or may be adversely affected by prolonged unfavorable weather conditions.

     o    Churches and other religious facilities may be highly dependent on donations which are likely to decline as economic conditions decline.

     o    Properties used as gas stations, automotive sales and service centers, dry cleaners, warehouses and industrial facilities may be more likely to have environmental issues.

     Additionally, many types of commercial properties are not readily convertible to alternative uses if the original use is not successful or may require significant capital expenditures to effect any conversion to an alternative use. As a result, the liquidation value of any of those types of property would be substantially less than would otherwise be the case. See
"DESCRIPTION OF THE TRUST ASSETS--Mortgage Loans--A

                                      -24-

Discussion of the Various Types of Multifamily and Commercial Properties that
May Secure Mortgage Loans Underlying a Series of Offered Certificates".

BORROWER CONCENTRATION WITHIN A TRUST EXPOSES INVESTORS TO GREATER RISK OF
DEFAULT AND LOSS

     A particular borrower or group of related borrowers may be associated with multiple real properties securing the mortgage loans underlying a series of offered certificates. The bankruptcy or insolvency of, or other financial problems with respect to, that borrower or group of borrowers could have an adverse effect on--

     o    the operation of all of the related real properties, and

     o    the ability of those properties to produce sufficient cash flow to make required payments on the related mortgage loans.

For example, if a borrower or group of related borrowers that owns or controls several real properties experiences financial difficulty at one of those properties, it could defer maintenance at another of those properties in order to satisfy current expenses with respect to the first property. That borrower or group of related borrowers could also attempt to avert foreclosure by filing a bankruptcy petition that might have the effect of interrupting debt service payments on all the related mortgage loans for an indefinite period. In addition, multiple real properties owned by the same borrower or related borrowers are likely to have common management. This would increase the risk that financial or other difficulties experienced by the property manager could have a greater impact on the owner of the related loans.

LOAN CONCENTRATION WITHIN A TRUST EXPOSES INVESTORS TO GREATER RISK OF DEFAULT
AND LOSS

     Any of the mortgage assets in one of our trusts may be substantially larger than the other assets in that trust. In general, the inclusion in a trust of one or more mortgage assets that have outstanding principal balances that are substantially larger than the other mortgage assets in the trust can result in losses that are more severe, relative to the size of the related mortgage asset pool, than would be the case if the total principal balance of that pool were distributed more evenly.

GEOGRAPHIC CONCENTRATION WITHIN A TRUST EXPOSES INVESTORS TO GREATER RISK OF
DEFAULT AND LOSS

     If a material concentration of mortgage loans underlying a series of offered certificates is secured by real properties in a particular locale, state or region, then the holders of those certificates will have a greater exposure to:

     o    any adverse economic developments that occur in the locale, state or region where the properties are located;

     o    changes in the real estate market where the properties are located;

     o    changes in governmental rules and fiscal policies in the governmental jurisdiction where the properties are located; and

     o    acts of nature, including floods, tornadoes and earthquakes, in the areas where properties are located.

                                      -25-

CHANGES IN POOL COMPOSITION WILL CHANGE THE NATURE OF YOUR INVESTMENT

     The mortgage loans underlying any series of offered certificates will amortize at different rates and mature on different dates. In addition, some of those mortgage loans may be prepaid or liquidated. As a result, the relative composition of the related mortgage asset pool will change over time.

     If you purchase certificates with a pass-through rate that is equal to or calculated based upon a weighted average of interest rates on the underlying mortgage loans, your pass-through rate will be affected, and may decline, as the relative composition of the mortgage pool changes.

     In addition, as payments and other collections of principal are received with respect to the underlying mortgage loans, the remaining mortgage pool backing your offered certificates may exhibit an increased concentration with respect to property type, number and affiliation of borrowers and geographic location.

ADJUSTABLE RATE MORTGAGE LOANS MAY ENTAIL GREATER RISKS OF DEFAULT TO LENDERS
THAN FIXED RATE MORTGAGE LOANS

     Some or all of the mortgage loans underlying a series of offered certificates may provide for adjustments to their respective mortgage interest rates and corresponding adjustments to their respective periodic debt service payments. As the periodic debt service payment for any of those mortgage loans increases, the likelihood that cash flow from the underlying real property will be insufficient to make that periodic debt service payment and pay operating expenses also increases.

SUBORDINATE DEBT INCREASES THE LIKELIHOOD THAT A BORROWER WILL DEFAULT ON A
MORTGAGE LOAN UNDERLYING YOUR OFFERED CERTIFICATES

     Some or all of the mortgage loans included in one of our trusts may permit the related borrower to encumber the related real property with additional secured debt.

     Even if a mortgage loan prohibits further encumbrance of the related real property, a violation of this prohibition may not become evident until the affected mortgage loan otherwise defaults. Accordingly, a lender, such as one of our trusts, may not realistically be able to prevent a borrower from incurring subordinate debt.

     The existence of any secured subordinated indebtedness increases the difficulty of refinancing a mortgage loan at the loan's maturity. In addition, the related borrower may have difficulty repaying multiple loans. Moreover, the filing of a petition in bankruptcy by, or on behalf of, a junior lienholder may stay the senior lienholder from taking action to foreclose out the junior lien.
See "LEGAL ASPECTS OF MORTGAGE LOANS--Subordinate Financing".

BORROWER BANKRUPTCY PROCEEDINGS CAN DELAY AND IMPAIR RECOVERY ON A MORTGAGE LOAN
UNDERLYING YOUR OFFERED CERTIFICATES

     Under the U.S. Bankruptcy Code, the filing of a petition in bankruptcy by or against a borrower will stay the sale of a real property owned by that borrower, as well as the commencement or continuation of a foreclosure action.

     In addition, if a court determines that the value of a real property is less than the principal balance of the mortgage loan it secures, the court may reduce the amount of secured indebtedness to the then-value of the property.
This would make the lender a general unsecured creditor for the difference between the then-value of the property and the amount of its outstanding mortgage indebtedness.

                                      -26-

     A bankruptcy court also may:

     o    grant a debtor a reasonable time to cure a payment default on a mortgage loan;

     o    reduce monthly payments due under a mortgage loan;

     o    change the rate of interest due on a mortgage loan; or

     o    otherwise alter a mortgage loan's repayment schedule.

     Furthermore, the borrower, as debtor-in-possession, or its bankruptcy trustee has special powers to avoid, subordinate or disallow debts. In some circumstances, the claims of a secured lender, such as one of our trusts, may be subordinated to financing obtained by a debtor-in-possession subsequent to its bankruptcy.

     Under the U.S. Bankruptcy Code, a lender will be stayed from enforcing a borrower's assignment of rents and leases. The U.S. Bankruptcy Code also may interfere with a lender's ability to enforce lockbox requirements. The legal proceedings necessary to resolve these issues can be time consuming and may significantly delay the receipt of rents. Rents also may escape an assignment to the extent they are used by borrower to maintain its property or for other court authorized expenses.

     As a result of the foregoing, the related trust's recovery with respect to borrowers in bankruptcy proceedings may be significantly delayed, and the total amount ultimately collected may be substantially less than the amount owed.

TAXES ON FORECLOSURE PROPERTY WILL REDUCE AMOUNTS AVAILABLE TO MAKE PAYMENTS ON
THE OFFERED CERTIFICATES

     One of our trusts may be designated, in whole or in part, as a real estate mortgage investment conduit for federal income tax purposes. If that trust acquires a real property through a foreclosure or deed in lieu of foreclosure, then the related special servicer may be required to retain an independent contractor to operate and manage the property. Receipt of the following types of income on that property will subject the trust to federal, and possibly state or local, tax on that income at the highest marginal corporate tax rate:

     o    any net income from that operation and management that does not consist of qualifying rents from real property within the meaning of
          Section 856(d) of the Internal Revenue Code of 1986, and

     o    any rental income based on the net profits of a tenant or sub-tenant or allocable to a service that is non-customary in the area and for the type of building involved.

These taxes would reduce the net proceeds available for payment with respect to the related offered certificates.

ENVIRONMENTAL LIABILITIES WILL ADVERSELY AFFECT THE VALUE AND OPERATION OF THE
CONTAMINATED PROPERTY AND MAY DETER A LENDER FROM FORECLOSING

     There can be no assurance--

     o    as to the degree of environmental testing conducted at any of the real properties securing the mortgage loans that back your offered certificates;

                                      -27-

     o    that the environmental testing conducted by or on behalf of the applicable originators or any other parties in connection with the origination of those mortgage loans or otherwise identified all adverse environmental conditions and risks at the related real properties;

     o    that the results of the environmental testing were accurately evaluated in all cases;

     o    that the related borrowers have implemented or will implement all operations and maintenance plans and other remedial actions recommended by any environmental consultant that may have conducted testing at the related real properties; or

     o    that the recommended action will fully remediate or otherwise address all the identified adverse environmental conditions and risks.

     Environmental site assessments vary considerably in their content, quality and cost. Even when adhering to good professional practices, environmental consultants will sometimes not detect significant environmental problems because to do an exhaustive environmental assessment would be far too costly and time-consuming to be practical.

     In addition, the current environmental condition of a real property securing a mortgage loan underlying your offered certificates could be adversely affected by--

     o    tenants at the property, such as gasoline stations or dry cleaners, or

     o    conditions or operations in the vicinity of the property, such as leaking underground storage tanks at another property nearby.

     Various environmental laws may make a current or previous owner or operator of real property liable for the costs of removal or remediation of hazardous or toxic substances on, under or adjacent to the property. Those laws often impose liability whether or not the owner or operator knew of, or was responsible for, the presence of the hazardous or toxic substances. For example, there are laws that impose liability for release of asbestos containing materials into the air or require the removal or containment of the materials. The owner's liability for any required remediation generally is unlimited and could exceed the value of the property and/or the total assets of the owner. In addition, the presence of hazardous or toxic substances, or the failure to remediate the adverse environmental condition, may adversely affect the owner's or operator's ability to use the affected property. In some states, contamination of a property may give rise to a lien on the property to ensure the costs of cleanup. Depending on the state, this lien may have priority over the lien of an existing mortgage, deed of trust or other security instrument. In addition, third parties may seek recovery from owners or operators of real property for personal injury associated with exposure to hazardous substances, including asbestos and lead-based paint. Persons who arrange for the disposal or treatment of hazardous or toxic substances may be liable for the costs of removal or remediation of the substances at the disposal or treatment facility.

     The federal Comprehensive Environmental Response, Compensation and
Liability Act of 1980, as amended, as well as other federal and state laws, provide that a secured lender, such as one of our trusts, may be liable as an
"owner" or "operator" of the real property, regardless of whether the borrower or a previous owner caused the environmental damage, if--

     o    agents or employees of the lender are deemed to have participated in the management of the borrower, or

     o    the lender actually takes possession of a borrower's property or control of its day-to-day operations, including through the appointment of a receiver or foreclosure.

                                      -28-

     Although recently enacted legislation clarifies the activities in which a lender may engage without becoming subject to liability under the federal
Comprehensive Environmental Response, Compensation and Liability Act of 1980, as
amended, and similar federal laws, that legislation has no applicability to state environmental laws. Moreover, future laws, ordinances or regulations could impose material environmental liability.

     Federal law requires owners of residential housing constructed prior to
1978--

     o    to disclose to potential residents or purchasers information in their possession regarding the presence of known lead-based paint or lead-based paint-related hazards in such housing, and

     o    to deliver to potential residents or purchasers a United States
          Environmental Protection Agency approved information pamphlet describing the potential hazards to pregnant women and young children, including that the ingestion of lead-based paint chips and/or the inhalation of dust particles from lead-based paint by children can cause permanent injury, even at low levels of exposure.

     Property owners may be liable for injuries to their tenants resulting from exposure under various laws that impose affirmative obligations on property owners of residential housing containing lead-based paint.

SOME PROVISIONS IN THE MORTGAGE LOANS UNDERLYING YOUR OFFERED CERTIFICATES MAY
BE CHALLENGED AS BEING UNENFORCEABLE

     Cross-Collateralization Arrangements. It may be possible to challenge cross-collateralization arrangements involving more than one borrower as a fraudulent conveyance, even if the borrowers are related. If one of those borrowers were to become a debtor in a bankruptcy case, creditors of the bankrupt party or the representative of the bankruptcy estate of the bankrupt party could seek to have the bankruptcy court avoid any lien granted by the bankrupt party to secure repayment of another borrower's loan. In order to do so, the court would have to determine that--

     o    the bankrupt party--

          1.   was insolvent at the time of granting the lien,

          2.   was rendered insolvent by the granting of the lien,

          3.   was left with inadequate capital, or

          4.   was not able to pay its debts as they matured; and

     o    the bankrupt party did not, when it allowed its property to be encumbered by a lien securing the other borrower's loan, receive fair consideration or reasonably equivalent value for pledging its property for the equal benefit of the other borrower.

If the court were to conclude that the granting of the lien was an avoidable fraudulent conveyance, it could nullify the lien or security instrument effecting the cross-collateralization. The court could also allow the bankrupt party to recover payments it made under the avoided cross-collateralization.

     Prepayment Premiums, Fees and Charges. Under the laws of a number of states, the enforceability of any mortgage loan provisions that require payment of a prepayment premium, fee or charge upon an involuntary

                                      -29-

prepayment, is unclear. If those provisions were unenforceable, borrowers would have an incentive to default in order to prepay their loans.

     Due-on-Sale and Debt Acceleration Clauses. Some or all of the mortgage loans included in one of our trusts may contain a due-on-sale clause, which permits the lender, with some exceptions, to accelerate the maturity of the mortgage loan upon the sale, transfer or conveyance of--

     o    the related real property, or

     o    a majority ownership interest in the related borrower.

     We anticipate that all of the mortgage loans included in one of our trusts will contain some form of debt-acceleration clause, which permits the lender to accelerate the debt upon specified monetary or non-monetary defaults by the related borrower.

     The courts of all states will enforce acceleration clauses in the event of a material payment default. The equity courts of any state, however, may refuse to allow the foreclosure of a mortgage, deed of trust or other security instrument or to permit the acceleration of the indebtedness if:

     o    the default is deemed to be immaterial,

     o    the exercise of those remedies would be inequitable or unjust, or

     o    the circumstances would render the acceleration unconscionable.

     Assignments of Leases. Some or all of the mortgage loans included in one of our trusts may be secured by, among other things, an assignment of leases and rents. Under that document, the related borrower will assign its right, title and interest as landlord under the leases on the related real property and the income derived from those leases to the lender as further security for the related mortgage loan, while retaining a license to collect rents for so long as there is no default. In the event the borrower defaults, the license terminates and the lender is entitled to collect rents. In some cases, those assignments may not be perfected as security interests prior to actual possession of the cash flow. Accordingly, state law may require that the lender take possession of the property and obtain a judicial appointment of a receiver before becoming entitled to collect the rents. In addition, the commencement of bankruptcy or similar proceedings by or with respect to the borrower will adversely affect the lender's ability to collect the rents. See "LEGAL ASPECTS OF MORTGAGE
LOANS--Bankruptcy Laws".

     Defeasance. A mortgage loan underlying a series of offered certificates may permit the related borrower, during the periods specified and subject to the conditions set forth in the loan, to pledge to the holder of the mortgage loan a specified amount of U.S. Treasury obligations or other government securities and thereby obtain a release of the related mortgaged property. The cash amount which a borrower must expend to purchase, or must deliver to a master servicer in order for the master servicer to purchase, the required United States government securities may be in excess of the principal balance of the mortgage loan. A court could interpret that excess amount as a form of prepayment premium or could take it into account for usury purposes. In some states, some forms of prepayment premiums are unenforceable. If the payment of that excess amount were held to be unenforceable, the remaining portion of the cash amount to be delivered may be insufficient to purchase the requisite amount of United States government securities.

LACK OF INSURANCE COVERAGE EXPOSES A TRUST TO RISK FOR PARTICULAR SPECIAL HAZARD
LOSSES

     In general, the standard form of fire and extended coverage policy covers physical damage to or destruction of the improvements of a property by fire, lightning, explosion, smoke, windstorm and hail, and riot,

                                      -30-

strike and civil commotion, subject to the conditions and exclusions specified in the related policy. Most insurance policies typically do not cover any physical damage resulting from, among other things:

     o    war,

     o    revolution,

     o    governmental actions,

     o    floods and other water-related causes,

     o    earth movement, including earthquakes, landslides and mudflows,

     o    wet or dry rot,

     o    mold,

     o    vermin, and

     o    domestic animals.

     Not all of the mortgaged real properties that secure mortgage loans included in one of our trusts will be insured against acts of terrorism. Some of those mortgage loans may not require terrorism insurance coverage. In other cases, because of heightened concern over future terrorist activities in the
United States, it may be difficult for borrowers to obtain or renew terrorism insurance coverage at commercially reasonable rates.

     Unless the related mortgage loan documents specifically require the borrower to insure against physical damage arising from these causes, then the resulting losses may be borne by you as a holder of offered certificates.

GROUND LEASES CREATE RISKS FOR LENDERS THAT ARE NOT PRESENT WHEN LENDING ON AN
ACTUAL OWNERSHIP INTEREST IN A REAL PROPERTY

     In order to secure a mortgage loan, a borrower may grant a lien on its leasehold interest in a real property as tenant under a ground lease. If the ground lease does not provide for notice to a lender of a default under the ground lease on the part of the borrower, together with a reasonable opportunity for the lender to cure the default, the lender may be unable to prevent termination of the lease and may lose its collateral.

     In addition, upon the bankruptcy of a landlord or a tenant under a ground lease, the debtor entity has the right to assume or reject the ground lease. If a debtor landlord rejects the lease, the tenant has the right to remain in possession of its leased premises at the rent reserved in the lease for the term, including renewals. If a debtor tenant rejects any or all of its leases, the tenant's lender may not be able to succeed to the tenant's position under the lease unless the landlord has specifically granted the lender that right. If both the landlord and the tenant are involved in bankruptcy proceedings, the trustee for your offered certificates may be unable to enforce the bankrupt tenant's obligation to refuse to treat as terminated a ground lease rejected by a bankrupt landlord. In those circumstances, it is possible that the trustee could be deprived of its security interest in the leasehold estate, notwithstanding lender protection provisions contained in the lease or mortgage loan documents.

     Further, in a recent decision by the United States Court of Appeals for the
Seventh Circuit (Precision Indus. v. Qualitech Steel SBQ, LLC, 2003 U.S. App.
LEXIS 7612 (7th Cir. Apr. 23, 2003)), the court ruled that where a statutory sale of the leased property occurs under Section 363(f) of the U.S. Bankruptcy
Code upon the

                                      -31-

bankruptcy of a landlord, the sale terminates a lessee's possessory interest in the property, and the purchaser assumes title free and clear of any interest, including any leasehold estates. Pursuant to Section 363(e) of the U.S.
Bankruptcy Code, a lessee may request the bankruptcy court to prohibit or condition the statutory sale of the property so as to provide adequate protection of the leasehold interest; however, the court ruled that this provision does not ensure continued possession of the property, but rather entitles the lessee to compensation for the value of its leasehold interest, typically from the sale proceeds. As a result, there can be no assurance that, in the event of a statutory sale of leased property pursuant to Section 363(f)
of the Bankruptcy Code, the lessee may be able to maintain possession of the property under the ground lease. In addition, there can be no assurance that the lessee and/or the lender (to the extent it can obtain standing to intervene)
will be able to recuperate the full value of the leasehold interest in bankruptcy court.

CHANGES IN ZONING LAWS MAY ADVERSELY AFFECT THE USE OR VALUE OF A REAL PROPERTY

     Due to changes in zoning requirements since construction, an income-producing property may not comply with current zoning laws, including density, use, parking and set back requirements. Accordingly, the property may be a permitted non-conforming structure or the operation of the property may be a permitted non-conforming use. This means that the owner is not required to alter the property's structure or use to comply with the new law, but the owner may be limited in its ability to rebuild the premises "as is" in the event of a substantial casualty loss. This may adversely affect the cash flow available following the casualty. If a substantial casualty were to occur, insurance proceeds may not be sufficient to pay a mortgage loan secured by the property in full. In addition, if the property were repaired or restored in conformity with the current law, its value or revenue-producing potential may be less than that which existed before the casualty.

COMPLIANCE WITH THE AMERICANS WITH DISABILITIES ACT OF 1990 MAY BE EXPENSIVE

     Under the Americans with Disabilities Act of 1990, all public accommodations are required to meet federal requirements related to access and use by disabled persons. If a property does not currently comply with that Act, the property owner may be required to incur significant costs in order to effect that compliance. This will reduce the amount of cash flow available to cover other required maintenance and capital improvements and to pay debt service on the mortgage loan(s) that may encumber that property. There can be no assurance that the owner will have sufficient funds to cover the costs necessary to comply with that Act. In addition, noncompliance could result in the imposition of fines by the federal government or an award or damages to private litigants.

LITIGATION MAY ADVERSELY AFFECT A BORROWER'S ABILITY TO REPAY ITS MORTGAGE LOAN

     The owner of a multifamily or commercial property may be a defendant in a litigation arising out of, among other things, the following:

     o    breach of contract involving a tenant, a supplier or other party;

     o    negligence resulting in a personal injury, or

     o    responsibility for an environmental problem.

     Litigation will divert the owner's attention from operating its property.
If the litigation were decided adversely to the owner, the award to the plaintiff may adversely affect the owner's ability to repay a mortgage loan secured by the property.

                                      -32-

RESIDUAL INTERESTS IN A REAL ESTATE MORTGAGE INVESTMENT CONDUIT HAVE ADVERSE TAX
CONSEQUENCES

     Inclusion of Taxable Income in Excess of Cash Received. If you own a
certificate that is a residual interest in a real estate mortgage investment conduit, or REMIC, for federal income tax purposes, you will have to report on your income tax return as ordinary income your pro rata share of the taxable income of that REMIC, regardless of the amount or timing of your possible receipt of any cash on the certificate. As a result, your offered certificate may have phantom income early in the term of the REMIC because the taxable income from the certificate may exceed the amount of economic income, if any, attributable to the certificate. While you will have a corresponding amount of tax losses later in the term of the REMIC, the present value of the phantom income may significantly exceed the present value of the tax losses. Therefore, the after-tax yield on any REMIC residual certificate may be significantly less than that of a corporate bond or other instrument having similar cash flow characteristics. In fact, some offered certificates that are residual interests, may have a negative value.

     You will have to report your share of the taxable income and net loss of the REMIC until all the certificates in the related series have a principal balance of zero. See "FEDERAL INCOME TAX CONSEQUENCES--REMICs".

     Some Taxable Income of a Residual Interest Cannot Be Offset Under the
Internal Revenue Code of 1986. A portion of the taxable income from a REMIC residual certificate may be treated as excess inclusions under the Internal
Revenue Code of 1986. You will have to pay tax on the excess inclusions regardless of whether you have other credits, deductions or losses. In particular, the tax on excess inclusion:

     o    generally will not be reduced by losses from other activities,

     o    for a tax-exempt holder, will be treated as unrelated business taxable income, and

     o    for a foreign holder, will not qualify for any exemption from withholding tax.

     Individuals and Some Entities Should Not Invest in REMIC Residual
Certificates. The fees and non-interest expenses of a REMIC will be allocated pro rata to certificates that are residual interests in the REMIC. However, individuals will only be able to deduct these expenses as miscellaneous itemized deductions, which are subject to numerous restrictions and limitations under the
Internal Revenue Code of 1986. Therefore, the certificates that are residual interests generally are not appropriate investments for:

     o    individuals,

     o    estates,

     o    trusts beneficially owned by any individual or estate, and

     o    pass-through entities having any individual, estate or trust as a shareholder, member or partner.

     In addition, the REMIC residual certificates will be subject to numerous transfer restrictions. These restrictions will reduce your ability to liquidate a REMIC residual certificate. For example, unless we indicate otherwise in the related prospectus supplement, you will not be able to transfer a REMIC residual certificate to:

     o    a foreign person under the Internal Revenue Code of 1986, or

     o    a U.S. Person that is classified as a partnership under the Internal
          Revenue Code of 1986, unless all of its beneficial owners are U.S.
          Persons, or

                                      -33-

     o    a foreign permanent establishment or fixed base (within the meaning of an applicable income tax treaty) of a U.S. Person.

     See "FEDERAL INCOME TAX CONSEQUENCES--REMICs--Taxation of Owners of REMIC
Residual Certificates".

PROBLEMS WITH BOOK-ENTRY REGISTRATION

     Your offered certificates may be issued in book-entry form through the facilities of the Depository Trust Company. As a result--

     o    you will be able to exercise your rights as a certificateholder only indirectly through the Depository Trust Company and its participating organizations;

     o    you may have only limited access to information regarding your offered certificates;

     o    you may suffer delays in the receipt of payments on your offered certificates; and

     o    your ability to pledge or otherwise take action with respect to your offered certificates may be limited due to the lack of a physical certificate evidencing your ownership of those certificates.

     See "DESCRIPTION OF THE CERTIFICATES--Book-Entry Registration and
Definitive Certificates".

POTENTIAL CONFLICTS OF INTEREST CAN AFFECT A PERSON'S PERFORMANCE

     The master servicer or special servicer for one of our trusts, or any of their respective affiliates, may purchase certificates evidencing interests in that trust.

     In addition, the master servicer or special servicer for one of our trusts, or any of their respective affiliates, may have interests in, or other financial relationships with, borrowers under the related mortgage loans.

     In servicing the mortgage loans in any of our trusts, the related master servicer and special servicer will each be required to observe the terms of the governing document(s) for the related series of offered certificates and, in particular, to act in accordance with the servicing standard described in the related prospectus supplement. You should consider, however, that either of these parties, if it or an affiliate owns certificates, or has financial interests in or other financial dealings with any of the related borrowers, may have interests when dealing with the mortgage loans underlying your offered certificates that are in conflict with your interests. For example, if the related special servicer owns any certificates, it could seek to mitigate the potential loss on its certificates from a troubled mortgage loan by delaying enforcement in the hope of realizing greater proceeds in the future. However, this action by a special servicer could result a lower recovery to the related trust than would have been the case if the special servicer had not delayed in taking enforcement action.

     Furthermore, the master servicer or special servicer for any of our trusts may service existing and new loans for third parties, including portfolios of loans similar to the mortgage loans included in that trust. The properties securing these other loans may be in the same markets as and compete with the properties securing mortgage loans in our trust. Accordingly, that master servicer or special servicer may be acting on behalf of parties with conflicting interests.

                                      -34-

THE RISK OF TERRORISM IN THE UNITED STATES AND MILITARY ACTION MAY ADVERSELY
AFFECT THE VALUE OF THE OFFERED CERTIFICATES AND PAYMENTS ON THE MORTGAGE ASSETS

     It is impossible to predict the extent to which terrorist activities may occur in the United States. Furthermore, it is uncertain what effects any past or future terrorist activities and/or consequent actions on the part of the
United States Government and others, including military action, will have on
U.S. and world financial markets; local, regional and national economies; real estate markets across the U.S.; and/or particular business segments, including those that are important to the performance of the real properties that secure the mortgage loans underlying any series of offered certificates. Among other things, reduced investor confidence could result in substantial volatility in securities markets and a decline in real estate-related investments. In addition, reduced consumer confidence, as well as a heightened concern for personal safety, could result in a material decline in personal spending and travel.

     As a result of the foregoing, defaults on commercial real estate loans could increase; and, regardless of the performance of the mortgage loans underlying any series of offered certificates, the liquidity and market value of those offered certificates may be impaired.

                    CAPITALIZED TERMS USED IN THIS PROSPECTUS

     From time to time we use capitalized terms in this prospectus. Each of those capitalized terms will have the meaning assigned to it in the glossary attached to this prospectus.

                         DESCRIPTION OF THE TRUST ASSETS

GENERAL

     We will be responsible for establishing the trust underlying each series of offered certificates. The assets of the trust will primarily consist of:

     o    various types of multifamily and/or commercial mortgage loans;

     o    mortgage participations, pass-through certificates, collateralized mortgage obligations or other mortgage-backed securities that directly or indirectly evidence interests in, or are secured by pledges of, one or more of various types of multifamily and/or commercial mortgage loans; or

     o    a combination of mortgage loans and mortgage-backed securities of the types described above.

     We do not originate mortgage loans. Accordingly, we must acquire each of the mortgage loans to be included in one of our trusts from the originator or a subsequent assignee. In some cases, that originator or subsequent assignee will be one of our affiliates.

     Unless we indicate otherwise in the related prospectus supplement, we will acquire, directly or through one of our affiliates, in the secondary market, any mortgage-backed security to be included in one of our trusts.

     Neither we nor any of our affiliates will guarantee any of the mortgage assets included in one of our trusts. Furthermore, unless we indicate otherwise in the related prospectus supplement, no governmental agency or instrumentality will guarantee or insure any of those mortgage assets.

                                      -35-

MORTGAGE LOANS

     General. Each mortgage loan underlying the offered certificates will constitute the obligation of one or more persons to repay a debt. That obligation will be evidenced by a promissory note or bond. In addition, that obligation will be secured by a mortgage, deed of trust or other security instrument that creates a first or junior lien on, or security interest in, an interest in one or more of the following types of real property:

     o    rental or cooperatively-owned buildings with multiple dwelling units;

     o    retail properties related to the sale of consumer goods and other products to the general public, such as shopping centers, malls, factory outlet centers, automotive sales centers, department stores and other retail stores, grocery stores, specialty shops, convenience stores and gas stations;

     o    retail properties related to providing entertainment, recreational and personal services to the general public, such as movie theaters, fitness centers, bowling alleys, salons, dry cleaners and automotive service centers;

     o    office properties;

     o    hospitality properties, such as hotels, motels and other lodging facilities;

     o    casino properties;

     o    health care related properties, such as hospitals, skilled nursing facilities, nursing homes, congregate care facilities and, in some cases, assisted living centers and senior housing;

     o    industrial properties;

     o    warehouse facilities, mini-warehouse facilities and self-storage facilities;

     o    restaurants, taverns and other establishments involved in the food and beverage industry;

     o    manufactured housing communities, mobile home parks and recreational vehicle parks;

     o    recreational and resort properties, such as golf courses, marinas, ski resorts and amusement parks;

     o    arenas and stadiums;

     o    churches and other religious facilities;

     o    parking lots and garages;

     o    mixed use properties;

     o    other income-producing properties; and

     o    unimproved land.

                                      -36-

     The real property interests that may be encumbered in order to secure a mortgage loan underlying your offered certificates, include--

     o    a fee interest or estate, which consists of ownership of the property for an indefinite period,

     o    an estate for years, which consists of ownership of the property for a specified period of years,

     o    a leasehold interest or estate, which consists of a right to occupy and use the property for a specified period of years, subject to the terms and conditions of a lease,

     o    shares in a cooperative corporation which owns the property, or

     o    any other real estate interest under applicable local law.

Any of these real property interests may be subject to deed restrictions, easements, rights of way and other matters of public record with respect to the related property. In addition, the use of, and improvements that may be constructed on, any particular real property will, in most cases, be subject to zoning laws and other legal restrictions.

     Most, if not all, of the mortgage loans underlying a series of offered certificates will be secured by liens on real properties located in the United
States, its territories and possessions. However, some of those mortgage loans may be secured by liens on real properties located outside the United States, its territories and possessions, provided that foreign mortgage loans do not represent more than 10% of the related mortgage asset pool, by balance.

     If we so indicate in the related prospectus supplement, one or more of the mortgage loans underlying a series of offered certificates may be secured by a junior lien on the related real property. However, the loan or loans secured by the more senior liens on that property may not be included in the related trust.
The primary risk to the holder of a mortgage loan secured by a junior lien on a real property is the possibility that the foreclosure proceeds remaining after payment of the loans secured by more senior liens on that property will be insufficient to pay the junior loan in full. In a foreclosure proceeding, the sale proceeds are generally applied--

     o    first, to the payment of court costs and fees in connection with the foreclosure,

     o    second, to the payment of real estate taxes, and

     o    third, to the payment of any and all principal, interest, prepayment or acceleration penalties, and other amounts owing to the holder of the senior loans.

The claims of the holders of the senior loans must be satisfied in full before the holder of the junior loan receives any payments with respect to the junior loan. If a lender forecloses on a junior loan, it does so subject to any related senior loans.

     If we so indicate in the related prospectus supplement, the mortgage loans underlying a series of offered certificates may be delinquent as of the date the certificates are initially issued. In those cases, we will describe in the related prospectus supplement--

     o    the period of the delinquency,

     o    any forbearance arrangement then in effect,

                                      -37-

     o    the condition of the related real property, and

     o    the ability of the related real property to generate income to service the mortgage debt.

We will not, however, transfer any mortgage loan to a trust if we know that the mortgage loan is, at the time of transfer, more than 90 days delinquent with respect to any scheduled payment of principal or interest or in foreclosure.

     A Discussion of the Various Types of Multifamily and Commercial Properties
that May Secure Mortgage Loans Underlying a Series of Offered Certificates. The
mortgage loans underlying a series of offered certificates may be secured by numerous types of multifamily and commercial properties. As we discuss below under "--Mortgage Loans--Default and Loss Considerations with Respect to
Commercial and Multifamily Mortgage Loans", the adequacy of an income-producing property as security for a mortgage loan depends in large part on its value and ability to generate net operating income. Set forth below is a discussion of some of the various factors that may affect the value and operations of the indicated types of multifamily and commercial properties.

     Multifamily Rental Properties. Factors affecting the value and operation of a multifamily rental property include:

     o    the physical attributes of the property, such as its age, appearance, amenities and construction quality;

     o    the types of services or amenities offered at the property;

     o    the location of the property;

     o    the characteristics of the surrounding neighborhood, which may change over time;

     o    the rents charged for dwelling units at the property relative to the rents charged for comparable units at competing properties;

     o    the ability of management to provide adequate maintenance and insurance;

     o    the property's reputation;

     o    the level of mortgage interest rates, which may encourage tenants to purchase rather than lease housing;

     o    the existence or construction of competing or alternative residential properties, including other apartment buildings and complexes, manufactured housing communities, mobile home parks and single-family housing;

     o    the ability of management to respond to competition;

     o    the tenant mix and whether the property is primarily occupied by workers from a particular company or type of business, personnel from a local military base or students;

     o    adverse local, regional or national economic conditions, which may limit the amount that may be charged for rents and may result in a reduction in timely rent payments or a reduction in occupancy levels;

                                      -38-

     o    state and local regulations, which may affect the property owner's ability to increase rent to the market rent for an equivalent apartment;

     o    the extent to which the property is subject to land use restrictive covenants or contractual covenants that require that units be rented to low income tenants;

     o    the extent to which the cost of operating the property, including the cost of utilities and the cost of required capital expenditures, may increase; and

     o    the extent to which increases in operating costs may be passed through to tenants.

     Because units in a multifamily rental property are leased to individuals, usually for no more than a year, the property is likely to respond relatively quickly to a downturn in the local economy or to the closing of a major employer in the area.

     Some states regulate the relationship of an owner and its tenants at a multifamily rental property. Among other things, these states may--

     o    require written leases;

     o    require good cause for eviction;

     o    require disclosure of fees;

     o    prohibit unreasonable rules;

     o    prohibit retaliatory evictions;

     o    prohibit restrictions on a resident's choice of unit vendors;

     o    limit the bases on which a landlord may increase rent; or

     o    prohibit a landlord from terminating a tenancy solely by reason of the sale of the owner's building.

     Apartment building owners have been the subject of suits under state Unfair and Deceptive Practices Acts and other general consumer protection statutes for coercive, abusive or unconscionable leasing and sales practices.

     Some counties and municipalities also impose rent control regulations on apartment buildings. These regulations may limit rent increases to--

     o    fixed percentages,

     o    percentages of increases in the consumer price index,

     o    increases set or approved by a governmental agency, or

     o    increases determined through mediation or binding arbitration.

                                      -39-

     In many cases, the rent control laws do not provide for decontrol of rental rates upon vacancy of individual units. Any limitations on a landlord's ability to raise rents at a multifamily rental property may impair the landlord's ability to repay a mortgage loan secured by the property or to meet operating costs.

     Some multifamily rental properties are subject to land use restrictive covenants or contractual covenants in favor of federal or state housing agencies. These covenants generally require that a minimum number or percentage of units be rented to tenants who have incomes that are substantially lower than median incomes in the area or region. These covenants may limit the potential rental rates that may be charged at a multifamily rental property, the potential tenant base for the property or both. An owner may subject a multifamily rental property to these covenants in exchange for tax credits or rent subsidies. When the credits or subsidies cease, net operating income will decline. The differences in rents between subsidized or supported properties and other multifamily rental properties in the same area may not be a sufficient economic incentive for some eligible tenants to reside at a subsidized or supported property that may have fewer amenities or be less attractive as a residence. As a result, occupancy levels at a subsidized or supported property may decline, which may adversely affect the value and successful operation of the property.

     Some mortgage loans underlying the offered certificates will be secured by--

     o    the related borrower's interest in multiple units in a residential condominium project, and

     o    the related voting rights in the owners' association for the project.

     Due to the nature of condominiums, a default on any of those mortgage loans will not allow the related special servicer the same flexibility in realizing on the real property collateral as is generally available with respect to multifamily rental properties that are not condominiums. The rights of other unit owners, the governing documents of the owners' association and the state and local laws applicable to condominiums must be considered and respected.
Consequently, servicing and realizing upon the collateral for those mortgage loans could subject the related trust to greater delay, expense and risk than a loan secured by a multifamily rental property that is not a condominium.

     Cooperatively-Owned Apartment Buildings. Some multifamily properties are owned or leased by cooperative corporations. In general, each shareholder in the corporation is entitled to occupy a particular apartment unit under a long-term proprietary lease or occupancy agreement.

     A tenant/shareholder of a cooperative corporation must make a monthly maintenance payment to the corporation. The monthly maintenance payment represents a tenant/shareholder's pro rata share of the corporation's--

     o    mortgage loan payments,

     o    real property taxes,

     o    maintenance expenses, and

     o    other capital and ordinary expenses of the property.

These monthly maintenance payments are in addition to any payments of principal and interest the tenant/shareholder must make on any loans of the tenant/shareholder secured by its shares in the corporation.

                                      -40-

     A cooperative corporation is directly responsible for building maintenance and payment of real estate taxes and hazard and liability insurance premiums. A cooperative corporation's ability to meet debt service obligations on a mortgage loan secured by, and to pay all other operating expenses of, the cooperatively owned property depends primarily upon the receipt of--

     o    maintenance payments from the tenant/shareholders, and

     o    any rental income from units or commercial space that the cooperative corporation might control.

     A cooperative corporation may have to impose special assessments on the tenant/shareholders in order to pay unanticipated expenditures. Accordingly, a cooperative corporation is highly dependent on the financial well being of its tenant/shareholders. A cooperative corporation's ability to pay the amount of any balloon payment due at the maturity of a mortgage loan secured by the cooperatively owned property depends primarily on its ability to refinance the property. Additional factors likely to affect the economic performance of a cooperative corporation include--

     o    the failure of the corporation to qualify for favorable tax treatment as a "cooperative housing corporation" each year, which may reduce the cash flow available to make debt service payments on a mortgage loan secured by cooperatively owned property; and

     o    the possibility that, upon foreclosure, if the cooperatively-owned property becomes a rental property, certain units could be subject to rent control, stabilization and tenants' rights laws, at below market rents, which may affect rental income levels and the marketability and sale proceeds of the ensuing rental property as a whole.

     In a typical cooperative conversion plan, the owner of a rental apartment building contracts to sell the building to a newly formed cooperative corporation. Shares are allocated to each apartment unit by the owner or sponsor. The current tenants have a specified period to subscribe at prices discounted from the prices to be offered to the public after that period. As part of the consideration for the sale, the owner or sponsor receives all the unsold shares of the cooperative corporation. In general the sponsor controls the corporation's board of directors and management for a limited period of time. If the sponsor holds the shares allocated to a large number of apartment units, the lender on a mortgage loan secured by a cooperatively owned property may be adversely affected by a decline in the creditworthiness of the sponsor.

     Many cooperative conversion plans are non-eviction plans. Under a non-eviction plan, a tenant at the time of conversion who chooses not to purchase shares is entitled to reside in its apartment unit as a subtenant from the owner of the shares allocated to that unit. Any applicable rent control or rent stabilization laws would continue to be applicable to the subtenancy. In addition, the subtenant may be entitled to renew its lease for an indefinite number of years with continued protection from rent increases above those permitted by any applicable rent control and rent stabilization laws. The owner/shareholder is responsible for the maintenance payments to the cooperative corporation without regard to whether it receives rent from the subtenant or whether the rent payments are lower than maintenance payments on the unit.
Newly-formed cooperative corporations typically have the greatest concentration of non-tenant/shareholders.

     Retail Properties. The term "retail property" encompasses a broad range of properties at which businesses sell consumer goods and other products and provide various entertainment, recreational or personal services to the general public. Some examples of retail properties include--

     o    shopping centers,

     o    factory outlet centers,

                                      -41-

     o    malls,

     o    automotive sales and service centers,

     o    consumer oriented businesses,

     o    department stores,

     o    grocery stores,

     o    convenience stores,

     o    specialty shops,

     o    gas stations,

     o    movie theaters,

     o    fitness centers,

     o    bowling alleys,

     o    salons, and

     o    dry cleaners.

     Unless owner occupied, retail properties generally derive all or a substantial percentage of their income from lease payments from commercial tenants. Therefore, it is important for the owner of a retail property to attract and keep tenants, particularly significant tenants, that are able to meet their lease obligations. In order to attract tenants, the owner of a retail property may be required to--

     o    lower rents,

     o    grant a potential tenant a free rent or reduced rent period,

     o    improve the condition of the property generally, or

     o    make at its own expense, or grant a rent abatement to cover, tenant improvements for a potential tenant.

     A prospective tenant will also be interested in the number and type of customers that it will be able to attract at a particular retail property. The ability of a tenant at a particular retail property to attract customers will be affected by a number of factors related to the property and the surrounding area, including:

     o    competition from other retail properties;

     o    perceptions regarding the safety, convenience and attractiveness of the property;

     o    perceptions regarding the safety of the surrounding area;

     o    demographics of the surrounding area;

                                      -42-

     o    the strength and stability of the local, regional and national economies;

     o    traffic patterns and access to major thoroughfares;

     o    the visibility of the property;

     o    availability of parking;

     o    the particular mixture of the goods and services offered at the property;

     o    customer tastes, preferences and spending patterns; and

     o    the drawing power of other tenants.

     The success of a retail property is often dependent on the success of its tenants' businesses. A significant component of the total rent paid by tenants of retail properties is often tied to a percentage of gross sales or revenues.
Declines in sales or revenues of the tenants will likely cause a corresponding decline in percentage rents and/or impair the tenants' ability to pay their rent or other occupancy costs. A default by a tenant under its lease could result in delays and costs in enforcing the landlord's rights. Retail properties would be directly and adversely affected by a decline in the local economy and reduced consumer spending.

     Repayment of a mortgage loan secured by a retail property will be affected by the expiration of space leases at the property and the ability of the borrower to renew or relet the space on comparable terms. Even if vacant space is successfully relet, the costs associated with reletting, including tenant improvements, leasing commissions and free rent, may be substantial and could reduce cash flow from a retail property.

     The presence or absence of an anchor tenant or a shadow anchor in a multi-tenanted retail property can be important. Anchor tenants play a key role in generating customer traffic and making the center desirable for other tenants. An anchor tenant is, in general, a retail tenant whose space is substantially larger in size than that of other tenants at the same retail property and whose operation is vital in attracting customers to the property. A shadow anchor is usually significantly larger in size than most tenants in the property, is important in attracting customers to a retail property and is located sufficiently close and conveniently to the property, but not on the property, so as to influence and attract potential customers. At some retail properties, the anchor tenant owns the space it occupies. In those cases where the property owner does not control the space occupied by the anchor tenant, the property owner may not be able to take actions with respect to the space that it otherwise typically would, such as granting concessions to retain an anchor tenant or removing an ineffective anchor tenant. In some cases, an anchor tenant may cease to operate at the property, thereby leaving its space unoccupied even though it continues to own or pay rent on the vacant or dark space. If an anchor tenant ceases operations at a retail property, other tenants at the property may be entitled to terminate their leases prior to the scheduled termination date or to pay rent at a reduced rate for the remaining term of the lease. Additionally, if an anchor store that was part of the mortgaged property were to close, the related borrower may be unable to replace the anchor in a timely manner or without suffering adverse economic consequences. In addition, in the event that a shadow anchor fails to renew its lease, terminates its lease or otherwise ceases to conduct business within a close proximity to a mortgaged property, customer traffic at the mortgaged property may be substantially reduced.

     Various factors will adversely affect the economic performance of an anchored retail property, including:

     o    an anchor tenant's failure to renew its lease;

     o    termination of an anchor tenant's lease;

                                      -43-

     o    the bankruptcy or economic decline of an anchor tenant or a self-owned anchor;

     o    the cessation of the business of a self-owned anchor or of an anchor tenant, notwithstanding its continued ownership of the previously occupied space or its continued payment of rent, as the case may be;
          or

     o    a loss of an anchor tenant's ability to attract shoppers.

     Retail properties may also face competition from sources outside a given real estate market or with lower operating costs. For example, all of the following compete with more traditional department stores and specialty shops for consumer dollars:

     o    factory outlet centers;

     o    discount shopping centers and clubs;

     o    catalogue retailers;

     o    television shopping networks and programs;

     o    internet web sites; and

     o    telemarketing.

     Similarly, home movie rentals and pay-per-view movies provide alternate sources of entertainment to movie theaters. Continued growth of these alternative retail outlets and entertainment sources, which are often characterized by lower operating costs, could adversely affect the rents collectible at retail properties.

     Gas stations, automotive sales and service centers and dry cleaners also pose unique environmental risks because of the nature of their businesses and the types of products used or sold in those businesses.

     Office Properties. Factors affecting the value and operation of an office property include:

     o    the number and quality of the tenants, particularly significant tenants, at the property;

     o    the physical attributes of the building in relation to competing buildings;

     o    the location of the property with respect to the central business district or population centers;

     o    demographic trends within the metropolitan area to move away from or towards the central business district;

     o    social trends combined with space management trends, which may change towards options such as telecommuting or hoteling to satisfy space needs;

     o    tax incentives offered to businesses or property owners by cities or suburbs adjacent to or near where the building is located;

     o    local competitive conditions, such as the supply of office space or the existence or construction of new competitive office buildings;

                                      -44-

     o    the quality and philosophy of building management;

     o    access to mass transportation; and

     o    changes in zoning laws.

     Office properties may be adversely affected by an economic decline in the business operated by their tenants. The risk associated with that economic decline is increased if revenue is dependent on a single tenant or if there is a significant concentration of tenants in a particular business or industry.

     Office properties are also subject to competition with other office properties in the same market. Competitive factors affecting an office property include:

     o    rental rates;

     o    the building's age, condition and design, including floor sizes and layout;

     o    access to public transportation and availability of parking; and

     o    amenities offered to its tenants, including sophisticated building systems, such as fiber optic cables, satellite communications or other base building technological features.

     The cost of refitting office space for a new tenant is often higher than for other property types.

     The success of an office property also depends on the local economy.
Factors influencing a company's decision to locate in a given area include:

     o    the cost and quality of labor;

     o    tax incentives; and

     o    quality of life considerations, such as schools and cultural amenities.

     The strength and stability of the local or regional economy will affect an office property's ability to attract stable tenants on a consistent basis. A central business district may have a substantially different economy from that of a suburb.

     Hospitality Properties. Hospitality properties may involve different types of hotels and motels, including:

     o    full service hotels;

     o    resort hotels with many amenities;

     o    limited service hotels;

     o    hotels and motels associated with national or regional franchise chains;

     o    hotels that are not affiliated with any franchise chain but may have their own brand identity; and

     o    other lodging facilities.

                                      -45-

     Factors affecting the economic performance of a hospitality property include:

     o    the location of the property and its proximity to major population centers or attractions;

     o    the seasonal nature of business at the property;

     o    the level of room rates relative to those charged by competitors;

     o    quality and perception of the franchise affiliation, if any;

     o    economic conditions, either local, regional or national, which may limit the amount that can be charged for a room and may result in a reduction in occupancy levels;

     o    the existence or construction of competing hospitality properties;

     o    nature and quality of the services and facilities;

     o    financial strength and capabilities of the owner and operator;

     o    the need for continuing expenditures for modernizing, refurbishing and maintaining existing facilities;

     o    increases in operating costs, which may not be offset by increased room rates;

     o    the property's dependence on business and commercial travelers and tourism;

     o    changes in travel patterns caused by changes in access, energy prices, labor strikes, relocation of highways, the reconstruction of additional highways or other factors; and

     o    changes in travel patterns caused by perceptions of travel safety, which perceptions can be significantly and adversely influenced by terrorist acts and foreign conflict as well as apprehension regarding the possibility of such acts or conflicts.

     Because limited service hotels and motels are relatively quick and inexpensive to construct and may quickly reflect a positive value, an over-building of these hotels and motels could occur in any given region, which would likely adversely affect occupancy and daily room rates. Further, because rooms at hospitality properties are generally rented for short periods of time, hospitality properties tend to be more sensitive to adverse economic conditions and competition than many other types of commercial properties. Additionally, the revenues of some hospitality properties, particularly those located in regions whose economies depend upon tourism, may be highly seasonal in nature.

     Hospitality properties may be operated under franchise agreements. The continuation of a franchise is typically subject to specified operating standards and other terms and conditions. The franchisor periodically inspects its licensed properties to confirm adherence to its operating standards. The failure of the hospitality property to maintain those standards or adhere to those other terms and conditions could result in the loss or cancellation of the franchise license. It is possible that the franchisor could condition the continuation of a franchise license on the completion of capital improvements or the making of capital expenditures that the owner of the hospitality property determines are too expensive or are otherwise unwarranted in light of the operating results or prospects of the property. In that event, the owner of the hospitality property may elect to allow the franchise license to lapse. In any case, if the franchise is terminated, the owner of the hospitality property may seek to obtain a suitable replacement franchise, which may be at significantly higher fees than the previous

                                      -46-

franchise, or to operate property independently of a franchise license. The loss of a franchise license could have a material adverse effect upon the operations or value of the hospitality property because of the loss of associated name recognition, marketing support and centralized reservation systems provided by the franchisor.

     The viability of any hospitality property that is a franchise of a national or a regional hotel or motel chain is dependent upon:

     o    the continued existence and financial strength of the franchisor;

     o    the public perception of the franchise service mark; and

     o    the duration of the franchise licensing agreement.

     The transferability of franchise license agreements may be restricted. The consent of the franchisor would be required for the continued use of the franchise license by the hospitality property following a foreclosure.
Conversely, a lender may be unable to remove a franchisor that it desires to replace following a foreclosure. Additionally, any provision in a franchise agreement or management agreement providing for termination because of a bankruptcy of a franchisor or manager will generally not be enforceable. In the event of a foreclosure on a hospitality property, the lender or other purchaser of the hospitality property may not be entitled to the rights under any associated liquor license. That party would be required to apply in its own right for a new liquor license. There can be no assurance that a new license could be obtained or that it could be obtained promptly. The lack of a liquor license in a hospitality property could have an adverse impact on the revenue from that property or on its occupancy rate.

     Casino Properties. Factors affecting the economic performance of a casino property include:

     o    location, including proximity to or easy access from major population centers;

     o    appearance;

     o    economic conditions, either local, regional or national, which may limit the amount of disposable income that potential patrons may have for gambling;

     o    the existence or construction of competing casinos;

     o    dependence on tourism; and

     o    local or state governmental regulation.

     Competition among major casinos may involve attracting patrons by--

     o    providing alternate forms of entertainment, such as performers and sporting events, and

     o    offering low-priced or free food and lodging.

     Casino owners may expend substantial sums to modernize, refurbish and maintain existing facilities.

     Because of their dependence on disposable income of patrons, casino properties are likely to respond quickly to a downturn in the economy.

                                      -47-

     The ownership and operation of casino properties is often subject to local or state governmental regulation. A government agency or authority may have jurisdiction over or influence with respect to the foreclosure of a casino property or the bankruptcy of its owner or operator. In some jurisdictions, it may be necessary to receive governmental approval before foreclosing, thereby resulting in substantial delays to a lender. Gaming licenses are not transferable, including in connection with a foreclosure. There can be no assurance that a lender or another purchaser in foreclosure or otherwise will be able to obtain the requisite approvals to continue operating the foreclosed property as a casino.

     Any given state or municipality that currently allows legalized gambling could pass legislation banning it.

     The loss of a gaming license for any reason would have a material adverse effect on the value of a casino property.

     Health Care Related Properties. Health care related properties include:

     o    hospitals;

     o    medical offices;

     o    skilled nursing facilities;

     o    nursing homes;

     o    congregate care facilities; and

     o    in some cases, assisted living centers and housing for seniors.

     Health care related facilities, particularly nursing homes, may receive a substantial portion of their revenues from government reimbursement programs, primarily Medicaid and Medicare. Medicaid and Medicare are subject to:

     o    statutory and regulatory changes;

     o    retroactive rate adjustments;

     o    administrative rulings;

     o    policy interpretations;

     o    delays by fiscal intermediaries; and

     o    government funding restrictions.

All of the foregoing can adversely affect revenues from the operation a health care related facility. Moreover, governmental payors have employed cost-containment measures that limit payments to health care providers. In addition, there are currently under consideration various proposals for national health care relief that could further limit these payments.

                                      -48-

     Providers of long-term nursing care and other medical services are highly regulated by federal, state and local law. They are subject to numerous factors which can increase the cost of operation, limit growth and, in extreme cases, require or result in suspension or cessation of operations, including:

     o    federal and state licensing requirements;

     o    facility inspections;

     o    rate setting;

     o    reimbursement policies; and

     o    laws relating to the adequacy of medical care, distribution of pharmaceuticals, use of equipment, personnel operating policies and maintenance of and additions to facilities and services.

     Under applicable federal and state laws and regulations, Medicare and
Medicaid reimbursements generally may not be made to any person other than the provider who actually furnished the related material goods and services.
Accordingly, in the event of foreclosure on a health care related facility, neither a lender nor other subsequent lessee or operator of the property would generally be entitled to obtain from federal or state governments any outstanding reimbursement payments relating to services furnished at the property prior to foreclosure. Furthermore, in the event of foreclosure, there can be no assurance that a lender or other purchaser in a foreclosure sale would be entitled to the rights under any required licenses and regulatory approvals.
The lender or other purchaser may have to apply in its own right for those licenses and approvals. There can be no assurance that a new license could be obtained or that a new approval would be granted.

     Health care related facilities are generally special purpose properties that could not be readily converted to general residential, retail or office use. This will adversely affect their liquidation value. Furthermore, transfers of health care related facilities are subject to regulatory approvals under state, and in some cases federal, law not required for transfers of most other types of commercial properties.

     Industrial Properties. Industrial properties may be adversely affected by reduced demand for industrial space occasioned by a decline in a particular industry segment and/or by a general slowdown in the economy. In addition, an industrial property that suited the particular needs of its original tenant may be difficult to relet to another tenant or may become functionally obsolete relative to newer properties. Also, lease terms with respect to industrial properties are generally for shorter periods of time and may result in a substantial percentage of leases expiring in the same year at any particular industrial property.

     The value and operation of an industrial property depends on:

     o    location of the property, the desirability of which in a particular instance may depend on--

               1.   availability of labor services,

               2.   proximity to supply sources and customers, and

               3.   accessibility to various modes of transportation and
                    shipping, including railways, roadways, airline terminals
                    and ports;

     o    building design of the property, the desirability of which in a particular instance may depend on--

               1.   ceiling heights,

                                      -49-

               2.   column spacing,

               3.   number and depth of loading bays,

               4.   divisibility,

               5.   floor loading capacities,

               6.   truck turning radius,

               7.   overall functionality, and

               8.   adaptability of the property, because industrial tenants
                    often need space that is acceptable for highly specialized activities; and

     o    the quality and creditworthiness of individual tenants, because industrial properties frequently have higher tenant concentrations.

     Industrial properties are generally special purpose properties that could not be readily converted to general residential, retail or office use. This will adversely affect their liquidation value. In addition, properties used for many industrial purposes are more prone to environmental concerns than other property types.

     Warehouse, Mini-Warehouse and Self-Storage Facilities. Warehouse,
mini-warehouse and self-storage properties are considered vulnerable to competition because both acquisition costs and break-even occupancy are relatively low. In addition, it would require substantial capital expenditures to convert a warehouse, mini-warehouse or self-storage property to an alternative use. This will materially impair the liquidation value of the property if its operation for storage purposes becomes unprofitable due to decreased demand, competition, age of improvements or other factors.

     Successful operation of a warehouse, mini-warehouse or self-storage property depends on--

     o    building design,

     o    location and visibility,

     o    tenant privacy,

     o    efficient access to the property,

     o    proximity to potential users, including apartment complexes or commercial users,

     o    services provided at the property, such as security,

     o    age and appearance of the improvements, and

     o    quality of management.

     In addition, it is difficult to assess the environmental risks posed by warehouse, mini-warehouse and self-storage properties due to tenant privacy restrictions, tenant anonymity and unsupervised access to these facilities.
Therefore, these facilities may pose additional environmental risks to investors. Environmental site assessments performed with respect to warehouse, mini-warehouse and self-storage properties would not include an inspection

                                      -50-

of the contents of the facilities. Therefore, it would not be possible to provide assurance that any of the units included in these kinds of facilities are free from hazardous substances or other pollutants or contaminants.

     Restaurants and Taverns. Factors affecting the economic viability of individual restaurants, taverns and other establishments that are part of the food and beverage service industry include:

     o    competition from facilities having businesses similar to a particular restaurant or tavern;

     o    perceptions by prospective customers of safety, convenience, services and attractiveness;

     o    the cost, quality and availability of food and beverage products;

     o    negative publicity, resulting from instances of food contamination, food-borne illness and similar events;

     o    changes in demographics, consumer habits and traffic patterns;

     o    the ability to provide or contract for capable management; and

     o    retroactive changes to building codes, similar ordinances and other legal requirements.

     Adverse economic conditions, whether local, regional or national, may limit the amount that may be charged for food and beverages and the extent to which potential customers dine out. Because of the nature of the business, restaurants and taverns tend to respond to adverse economic conditions more quickly than do many other types of commercial properties. Furthermore, the transferability of any operating, liquor and other licenses to an entity acquiring a bar or restaurant, either through purchase or foreclosure, is subject to local law requirements.

     The food and beverage service industry is highly competitive. The principal means of competition are--

     o    market segment,

     o    product,

     o    price,

     o    value,

     o    quality,

     o    service,

     o    convenience,

     o    location, and

     o    the nature and condition of the restaurant facility.

                                      -51-

     A restaurant or tavern operator competes with the operators of comparable establishments in the area in which its restaurant or tavern is located. Other restaurants could have--

     o    lower operating costs,

     o    more favorable locations,

     o    more effective marketing,

     o    more efficient operations, or

     o    better facilities.

     The location and condition of a particular restaurant or tavern will affect the number of customers and, to an extent, the prices that may be charged. The characteristics of an area or neighborhood in which a restaurant or tavern is located may change over time or in relation to competing facilities. Also, the cleanliness and maintenance at a restaurant or tavern will affect its appeal to customers. In the case of a regionally- or nationally-known chain restaurant, there may be costly expenditures for renovation, refurbishment or expansion, regardless of its condition.

     Factors affecting the success of a regionally- or nationally-known chain restaurant include:

     o    actions and omissions of any franchisor, including management practices that--

          1.   adversely affect the nature of the business, or

          2.   require renovation, refurbishment, expansion or other
               expenditures;

     o    the degree of support provided or arranged by the franchisor, including its franchisee organizations and third-party providers of products or services; and

     o    the bankruptcy or business discontinuation of the franchisor or any of its franchisee organizations or third-party providers.

     Chain restaurants may be operated under franchise agreements. Those agreements typically do not contain provisions protective of lenders. A borrower's rights as franchisee typically may be terminated without informing the lender, and the borrower may be precluded from competing with the franchisor upon termination. In addition, a lender that acquires title to a restaurant site through foreclosure or similar proceedings may be restricted in the use of the site or may be unable to succeed to the rights of the franchisee under the related franchise agreement. The transferability of a franchise may be subject to other restrictions. Also, federal and state franchise regulations may impose additional risk, including the risk that the transfer of a franchise acquired through foreclosure or similar proceedings may require registration with governmental authorities or disclosure to prospective transferees.

     Manufactured Housing Communities, Mobile Home Parks and Recreational
Vehicle Parks. Manufactured housing communities and mobile home parks consist of land that is divided into "spaces" or "home sites" that are primarily leased to owners of the individual mobile homes or other housing units. The home owner often invests in site-specific improvements such as carports, steps, fencing, skirts around the base of the home, and landscaping. The land owner typically provides private roads within the park, common facilities and, in many cases, utilities. Due to relocation costs and, in some cases, demand for homesites, the value of a mobile home or other housing unit in place in a manufactured housing community or mobile home park is generally

                                      -52-

higher, and can be significantly higher, than the value of the same unit not placed in a manufactured housing community or mobile home park. As a result, a well-operated manufactured housing community or mobile home park that has achieved stabilized occupancy is typically able to maintain occupancy at or near that level. For the same reason, a lender that provided financing for the home of a tenant who defaulted in his or her space rent generally has an incentive to keep rental payments current until the home can be resold in place, rather than to allow the unit to be removed from the park. In general, the individual mobile homes and other housing units will not constitute collateral for a mortgage loan underlying a series of offered certificates.

     Recreational vehicle parks lease spaces primarily or exclusively for motor homes, travel trailers and portable truck campers, primarily designed for recreational, camping or travel use. In general, parks that lease recreational vehicle spaces can be viewed as having a less stable tenant population than parks occupied predominantly by mobile homes. However, it is not unusual for the owner of a recreational vehicle to leave the vehicle at the park on a year-round basis or to use the vehicle as low cost housing and reside in the park indefinitely.

     Factors affecting the successful operation of a manufactured housing community, mobile home park or recreational vehicle park include:

     o    location of the manufactured housing property;

     o    the ability of management to provide adequate maintenance and insurance;

     o    the number of comparable competing properties in the local market;

     o    the age, appearance and reputation of the property;

     o    the quality of management; and

     o    the types of facilities and services it provides.

     Manufactured housing communities and mobile home parks also compete against alternative forms of residential housing, including--

     o    multifamily rental properties,

     o    cooperatively-owned apartment buildings,

     o    condominium complexes, and

     o    single-family residential developments.

     Recreational vehicle parks also compete against alternative forms of recreation and short-term lodging, such as staying at a hotel at the beach.

     Manufactured housing communities, mobile home parks and recreational vehicle parks are special purpose properties that could not be readily converted to general residential, retail or office use. This will adversely affect the liquidation value of the property if its operation as a manufactured housing community, mobile home park or recreational vehicle park, as the case may be, becomes unprofitable due to competition, age of the improvements or other factors.

                                      -53-

     Some states regulate the relationship of an owner of a manufactured housing community or mobile home park and its tenants in a manner similar to the way they regulate the relationship between a landlord and tenant at a multifamily rental property. In addition, some states also regulate changes in the use of a manufactured housing community or mobile home park and require that the owner give written notice to its tenants a substantial period of time prior to the projected change.

     In addition to state regulation of the landlord-tenant relationship, numerous counties and municipalities impose rent control on manufactured housing communities and mobile home parks. These ordinances may limit rent increases to--

     o    fixed percentages,

     o    percentages of increases in the consumer price index,

     o    increases set or approved by a governmental agency, or

     o    increases determined through mediation or binding arbitration.

     In many cases, the rent control laws either do not permit vacancy decontrol or permit vacancy decontrol only in the relatively rare event that the mobile home or manufactured housing unit is removed from the homesite. Local authority to impose rent control on manufactured housing communities and mobile home parks is pre-empted by state law in some states and rent control is not imposed at the state level in those states. In some states, however, local rent control ordinances are not pre-empted for tenants having short-term or month-to-month leases, and properties there may be subject to various forms of rent control with respect to those tenants.

     Recreational and Resort Properties. Any mortgage loan underlying a series of offered certificates may be secured by a golf course, marina, ski resort, amusement park or other property used for recreational purposes or as a resort.
Factors affecting the economic performance of a property of this type include:

     o    the location and appearance of the property;

     o    the appeal of the recreational activities offered;

     o    the existence or construction of competing properties, whether are not they offer the same activities;

     o    the need to make capital expenditures to maintain, refurbish, improve and/or expand facilities in order to attract potential patrons;

     o    geographic location and dependence on tourism;

     o    changes in travel patterns caused by changes in energy prices, strikes, location of highways, construction of additional highways and similar factors;

     o    seasonality of the business, which may cause periodic fluctuations in operating revenues and expenses;

     o    sensitivity to weather and climate changes; and

     o    local, regional and national economic conditions.

                                      -54-

     A marina or other recreational or resort property located next to water will also be affected by various statutes and government regulations that govern the use of, and construction on, rivers, lakes and other waterways.

     Because of the nature of the business, recreational and resort properties tend to respond to adverse economic conditions more quickly than do many other types of commercial properties.

     Recreational and resort properties are generally special purpose properties that are not readily convertible to alternative uses. This will adversely affect their liquidation value.

     Arenas and Stadiums. The success of an arena or stadium generally depends on its ability to attract patrons to a variety of events, including:

     o    sporting events;

     o    musical events;

     o    theatrical events;

     o    animal shows; and/or

     o    circuses.

     The ability to attract patrons is dependent on, among others, the following factors:

     o    the appeal of the particular event;

     o    the cost of admission;

     o    perceptions by prospective patrons of the safety, convenience, services and attractiveness of the arena or stadium;

     o    perceptions by prospective patrons of the safety of the surrounding area; and

     o    the alternative forms of entertainment available in the particular locale.

     In some cases, an arena's or stadium's success will depend on its ability to attract and keep a sporting team as a tenant. An arena or stadium may become unprofitable, or unacceptable to a tenant of that type, due to decreased attendance, competition and age of improvements. Often, substantial expenditures must be made to modernize, refurbish and/or maintain existing facilities.

     Arenas and stadiums are special purpose properties which cannot be readily convertible to alternative uses. This will adversely affect their liquidation value.

     Churches and Other Religious Facilities. Churches and other religious facilities generally depend on charitable donations to meet expenses and pay for maintenance and capital expenditures. The extent of those donations is dependent on the attendance at any particular religious facility and the extent to which attendees are prepared to make donations, which is influenced by a variety of social, political and economic factors. Donations may be adversely affected by economic conditions, whether local, regional or national. Religious facilities are special purpose properties that are not readily convertible to alternative uses. This will adversely affect their liquidation value.

                                      -55-

     Parking Lots and Garages. The primary source of income for parking lots and garages is the rental fees charged for parking spaces. Factors affecting the success of a parking lot or garage include:

     o    the number of rentable parking spaces and rates charged;

     o    the location of the lot or garage and, in particular, its proximity to places where large numbers of people work, shop or live;

     o    the amount of alternative parking spaces in the area;

     o    the availability of mass transit; and

     o    the perceptions of the safety, convenience and services of the lot or garage.

     Unimproved Land. The value of unimproved land is largely a function of its potential use. This may depend on--

     o    its location,

     o    its size,

     o    the surrounding neighborhood, and

     o    local zoning laws.

     Default and Loss Considerations with Respect to Commercial and Multifamily
Mortgage Loans. Mortgage loans secured by liens on income-producing properties are substantially different from mortgage loans made on the security of owner-occupied single-family homes. The repayment of a loan secured by a lien on an income-producing property is typically dependent upon--

     o    the successful operation of the property, and

     o    its ability to generate income sufficient to make payments on the loan.

This is particularly true because most or all of the mortgage loans underlying the offered certificates will be nonrecourse loans.

     The debt service coverage ratio of a multifamily or commercial mortgage loan is an important measure of the likelihood of default on the loan. In general, the debt service coverage ratio of a multifamily or commercial mortgage loan at any given time is the ratio of--

     o    the amount of income derived or expected to be derived from the related real property for a twelve-month period that is available to pay debt service, to

     o    the annualized scheduled payments of principal and/or interest on the mortgage loan and any other senior loans that are secured by the related real property.

The amount described in the first bullet point of the preceding sentence is often a highly subjective number based on a variety of assumptions regarding, and adjustments to, revenues and expenses with respect to the related real property. We will provide a more detailed discussion of its calculation in the related prospectus supplement.

                                      -56-

     The cash flow generated by a multifamily or commercial property will generally fluctuate over time and may or may not be sufficient to--

     o    make the loan payments on the related mortgage loan,

     o    cover operating expenses, and

     o    fund capital improvements at any given time.

     Operating revenues of a nonowner occupied, income-producing property may be affected by the condition of the applicable real estate market and/or area economy. Properties leased, occupied or used on a short-term basis, such as--

     o    some health care related facilities,

     o    hotels and motels,

     o    recreational vehicle parks, and

     o    mini-warehouse and self-storage facilities,

tend to be affected more rapidly by changes in market or business conditions than do properties typically leased for longer periods, such as--

     o    warehouses,

     o    retail stores,

     o    office buildings, and

     o    industrial facilities.

     Some commercial properties may be owner-occupied or leased to a small number of tenants. Accordingly, the operating revenues may depend substantially on the financial condition of the borrower or one or a few tenants. Mortgage loans secured by liens on owner-occupied and single tenant properties may pose a greater likelihood of default and loss than loans secured by liens on multifamily properties or on multi-tenant commercial properties.

     Increases in property operating expenses can increase the likelihood of a borrower default on a multifamily or commercial mortgage loan secured by the property. Increases in property operating expenses may result from:

     o    increases in energy costs and labor costs;

     o    increases in interest rates and real estate tax rates; and

     o    changes in governmental rules, regulations and fiscal policies.

     Some net leases of commercial properties may provide that the lessee, rather than the borrower/landlord, is responsible for payment of operating expenses. However, a net lease will result in stable net operating income

                                      -57-

to the borrower/landlord only if the lessee is able to pay the increased operating expense while also continuing to make rent payments.

     Lenders also look to the loan-to-value ratio of a mortgage loan as a factor in evaluating the likelihood of loss if a property is liquidated following a default. In general, the loan-to-value ratio of a multifamily or commercial mortgage loan at any given time is the ratio, expressed as a percentage, of--

     o    the then outstanding principal balance of the mortgage loan and any other senior loans that are secured by the related real property, to

     o    the estimated value of the related real property based on an appraisal, a cash flow analysis, a recent sales price or another method or benchmark of valuation.

     A low loan-to-value ratio means the borrower has a large amount of its own equity in the multifamily or commercial property that secures its loan. In these circumstances--

     o    the borrower has a greater incentive to perform under the terms of the related mortgage loan in order to protect that equity, and

     o    the lender has greater protection against loss on liquidation following a borrower default.

     Loan-to-value ratios are not necessarily an accurate measure of the likelihood of liquidation loss in a pool of multifamily and commercial mortgage loans. For example, the value of a multifamily or commercial property as of the date of initial issuance of a series of offered certificates may be less than the estimated value determined at loan origination. The value of any real property, in particular a multifamily or commercial property, will likely fluctuate from time to time. Moreover, even a current appraisal is not necessarily a reliable estimate of value. Appraised values of income-producing properties are generally based on--

     o    the market comparison method, which takes into account the recent resale value of comparable properties at the date of the appraisal;

     o    the cost replacement method, which takes into account the cost of replacing the property at the date of the appraisal;

     o    the income capitalization method, which takes into account the property's projected net cash flow; or

     o    a selection from the values derived from the foregoing methods.

     Each of these appraisal methods presents analytical difficulties. For example--

     o    it is often difficult to find truly comparable properties that have recently been sold;

     o    the replacement cost of a property may have little to do with its current market value; and

     o    income capitalization is inherently based on inexact projections of income and expense and the selection of an appropriate capitalization rate and discount rate.

     If more than one appraisal method is used and significantly different results are produced, an accurate determination of value and, correspondingly, a reliable analysis of the likelihood of default and loss, is even more difficult.

                                      -58-

     The value of a multifamily or commercial property will be affected by property performance. As a result, if a multifamily or commercial mortgage loan defaults because the income generated by the related property is insufficient to pay operating costs and expenses as well as debt service, then the value of the property will decline and a liquidation loss may occur.

     We believe that the foregoing considerations are important factors that generally distinguish mortgage loans secured by liens on income-producing real estate from single-family mortgage loans. However, the originators of the mortgage loans underlying your offered certificates may not have considered all of those factors for all or any of those loans.

     See "RISK FACTORS--Repayment of a Commercial or Multifamily Mortgage Loan
Depends on the Performance and Value of the Underlying Real Property, Which May
Decline Over Time, and the Related Borrower's Ability to Refinance the Property,
of Which There is No Assurance".

     Payment Provisions of the Mortgage Loans. Each of the mortgage loans included in one of our trusts will have the following features:

     o    an original term to maturity of not more than approximately 40 years;
          and

     o    scheduled payments of principal, interest or both, to be made on specified dates, that occur monthly, bi-monthly, quarterly, semi-annually, annually or at some other interval.

     A mortgage loan included in one of our trusts may also include terms that:

     o    provide for the accrual of interest at a mortgage interest rate that is fixed over its term, that resets on one or more specified dates or that otherwise adjusts from time to time;

     o    provide for the accrual of interest at a mortgage interest rate that may be converted at the borrower's election from an adjustable to a fixed interest rate or from a fixed to an adjustable interest rate;

     o    provide for no accrual of interest;

     o    provide for level payments to stated maturity, for payments that reset in amount on one or more specified dates or for payments that otherwise adjust from time to time to accommodate changes in the coupon rate or to reflect the occurrence of specified events;

     o    be fully amortizing or, alternatively, may be partially amortizing or nonamortizing, with a substantial payment of principal due on its stated maturity date;

     o    permit the negative amortization or deferral of accrued interest;

     o    permit defeasance and the release of the real property collateral in connection with that defeasance; and/or

     o    prohibit some or all voluntary prepayments or require payment of a premium, fee or charge in connection with those prepayments.

                                      -59-

     Mortgage Loan Information in Prospectus Supplements. We will describe in the related prospectus supplement the characteristics of the mortgage loans that we will include in any of our trusts. In general, we will provide in the related prospectus supplement, among other items, the following information on the particular mortgage loans in one of our trusts:

     o    the total outstanding principal balance and the largest, smallest and average outstanding principal balance of the mortgage loans;

     o    the type or types of property that provide security for repayment of the mortgage loans;

     o    the earliest and latest origination date and maturity date of the mortgage loans;

     o    the original and remaining terms to maturity of the mortgage loans, or the range of each of those terms to maturity, and the weighted average original and remaining terms to maturity of the mortgage loans;

     o    loan-to-value ratios of the mortgage loans either at origination or as of a more recent date, or the range of those loan-to-value ratios, and the weighted average of those loan-to-value ratios;

     o    the mortgage interest rates of the mortgage loans, or the range of those mortgage interest rates, and the weighted average mortgage interest rate of the mortgage loans;

     o    if any mortgage loans have adjustable mortgage interest rates, the index or indices upon which the adjustments are based, the adjustment dates, the range of gross margins and the weighted average gross margin, and any limits on mortgage interest rate adjustments at the time of any adjustment and over the life of the loan;

     o    information on the payment characteristics of the mortgage loans, including applicable prepayment restrictions;

     o    debt service coverage ratios of the mortgage loans either at origination or as of a more recent date, or the range of those debt service coverage ratios, and the weighted average of those debt service coverage ratios; and

     o    the geographic distribution of the properties securing the mortgage loans on a state-by-state basis.

     If we are unable to provide the specific information described above at the time a series of offered certificates is initially offered, we will provide--

     o    more general information in the related prospectus supplement, and

     o    specific information in a report which will be filed with the SEC as part of a Current Report on Form 8-K within 15 days following the issuance of those certificates.

     If any mortgage loan, or group of related mortgage loans, included in one of our trusts represents a material concentration of credit risk, we will include in the related prospectus supplement financial statements or other financial information on the related real property or properties.

                                      -60-

MORTGAGE-BACKED SECURITIES

     The mortgage backed-securities underlying a series of offered certificates may include:

     o    mortgage participations, mortgage pass-through certificates, collateralized mortgage obligations or other mortgage-backed securities that are not insured or guaranteed by any governmental agency or instrumentality, or

     o    certificates issued and/or insured or guaranteed by Freddie Mac,
          Fannie Mae, Ginnie Mae, Farmer Mac, or another federal or state governmental agency or instrumentality.

     In addition, each of those mortgage-backed securities will directly or indirectly evidence an interest in, or be secured by a pledge of, multifamily and/or commercial mortgage loans.

     Each mortgage-backed security included in one of our trusts--

     o    will have been registered under the Securities Act of 1933, as amended, or

     o    will be exempt from the registration requirements of that Act, or will have been held for at least the holding period specified in Rule
          144(k) under that Act, or

     o    may otherwise be resold by us publicly without registration under that
          Act.

     We will describe in the related prospectus supplement the characteristics of the mortgage-backed securities that we will include in any of our trusts. In general, we will provide in the related prospectus supplement, among other items, the following information on the particular mortgage-backed securities included in one of our trusts:

     o    the initial and outstanding principal amount(s) and type of the securities;

     o    the original and remaining term(s) to stated maturity of the securities;

     o    the pass-through or bond rate(s) of the securities or the formula for determining those rate(s);

     o    the payment characteristics of the securities;

     o    the identity of the issuer(s), servicer(s) and trustee(s) for the securities;

     o    a description of the related credit support, if any;

     o    the type of mortgage loans underlying the securities;

     o    the circumstances under which the related underlying mortgage loans, or the securities themselves, may be purchased prior to maturity;

     o    the terms and conditions for substituting mortgage loans backing the securities; and

     o    the characteristics of any agreements or instruments providing interest rate protection to the securities.

                                      -61-

     With respect to any mortgage-backed security included in one of our trusts, we will provide in our reports filed under the Securities Exchange Act of 1934, as amended, the same information regarding the security as is provided by the issuer of the security in its own reports filed under that Act, if the security was publicly offered, or in the reports the issuer of the security provides to the related trustee, if the security was privately issued.

SUBSTITUTION, ACQUISITION AND REMOVAL OF MORTGAGE ASSETS

     If so specified in the related prospectus supplement, we or another specified person or entity may be permitted, at our or its option, but subject to the conditions specified in that prospectus supplement, to acquire from the related trust particular mortgage assets underlying a series of offered certificates in exchange for:

     o    cash that would be applied to pay down the principal balances of the certificates of that series; and/or

     o    other mortgage loans or mortgage-backed securities that--

          1.   conform to the description of mortgage assets in this prospectus,
               and

          2.   satisfy the criteria set forth in the related prospectus
               supplement.

     If so specified in the related prospectus supplement, the trustee may be authorized or required to apply collections on the related mortgage assets to acquire new mortgage loans or mortgage-backed securities that--

          1.   conform to the description of mortgage assets in this prospectus,
               and

          2.   satisfy the criteria set forth in the related prospectus
               supplement.

     No replacement of mortgage assets or acquisition of new mortgage assets will be permitted if it would result in a qualification, downgrade or withdrawal of the then-current rating assigned by any rating agency to any class of affected offered certificates.

     Further, if so specified in the related prospectus supplement, a certificateholder of a series of certificates that includes offered certificates may exchange the certificates it holds for one or more of the mortgage loans or mortgage-backed securities constituting part of the mortgage pool underlying those certificates. We will describe in the related prospectus supplement the circumstances under which the exchange may occur.

UNDELIVERED MORTGAGE ASSETS

     In general, the total outstanding principal balance of the mortgage assets transferred by us to any particular trust will equal or exceed the initial total outstanding principal balance of the related series of certificates. In the event that the total outstanding principal balance of the related mortgage assets initially delivered by us to the related trustee is less than the initial total outstanding principal balance of any series of certificates, we may deposit or arrange for the deposit of cash or liquid investments on an interim basis with the related trustee to cover the shortfall. For 90 days following the date of initial issuance of that series of certificates, we will be entitled to obtain a release of the deposited cash or investments if we deliver or arrange for delivery of a corresponding amount of mortgage assets. If we fail, however, to deliver mortgage assets sufficient to make up the entire shortfall within that 90-day period, any of the cash or, following liquidation, investments remaining on deposit with the related trustee will be used by the related trustee to pay down the total principal balance of the related series of certificates, as described in the related prospectus supplement.

                                      -62-

ACCOUNTS

     The trust assets underlying a series of offered certificates will include one or more accounts established and maintained on behalf of the holders. All payments and collections received or advanced on the mortgage assets and other trust assets will be deposited and held in those accounts. We will identify and describe those accounts, and will further describe the deposits to and withdrawals from those accounts, in the related prospectus supplement.

CREDIT SUPPORT

     The holders of any class of offered certificates may be the beneficiaries of credit support designed to protect them partially or fully against all or particular defaults and losses on the related mortgage assets. The types of credit support that may benefit the holders of a class of offered certificates include:

     o    the subordination or one or more other classes of certificates of the same series;

     o    a letter of credit;

     o    a surety bond;

     o    an insurance policy;

     o    a guarantee;

     o    a credit derivative; and/or

     o    a reserve fund.

     In the related prospectus supplement, we will describe the amount and types of any credit support benefiting the holders of a class of offered certificates.

ARRANGEMENTS PROVIDING REINVESTMENT, INTEREST RATE AND CURRENCY RELATED
PROTECTION

     The trust assets for a series of offered certificates may include guaranteed investment contracts in accordance with which moneys held in the funds and accounts established for that series will be invested at a specified rate. Those trust assets may also include:

     o    interest rate exchange agreements;

     o    interest rate cap agreements;

     o    interest rate floor agreements;

     o    currency exchange agreements; or

     o    other agreements or arrangements designed to reduce the effects of interest rate or currency exchange rate fluctuations with respect to the related mortgage assets and one or more classes of offered certificates.

     In the related prospectus supplement, we will describe any agreements or other arrangements designed to protect the holders of a class of offered certificates against shortfalls resulting from movements or fluctuations in

                                      -63-

interest rates or currency exchange rates. If applicable, we will also identify any obligor under the agreement or other arrangement.

                        YIELD AND MATURITY CONSIDERATIONS

GENERAL

     The yield on your offered certificates will depend on--

     o    the price you paid for your offered certificates,

     o    the pass-through rate on your offered certificates, and

     o    the amount and timing of payments on your offered certificates.

     The following discussion contemplates a trust established by us that consists only of mortgage loans. If one of our trusts also includes a mortgage-backed security, the payment terms of that security will soften or enhance the effects that the characteristics and behavior of mortgage loans backing that security can have on the yield to maturity and/or weighted average life of a class of offered certificates. If one of our trusts includes a mortgage-backed security, we will discuss in the related prospectus supplement the effect, if any, that the security may have on the yield to maturity and weighted average lives of the related offered certificates.

PASS-THROUGH RATE

     A class of interest-bearing offered certificates may have a fixed, variable or adjustable pass-through rate. We will specify in the related prospectus supplement the pass-through rate for each class of interest-bearing offered certificates or, if the pass-through rate is variable or adjustable, the method of determining the pass-through rate.

PAYMENT DELAYS

     There will be a delay between the date on which payments on the underlying mortgage loans are due and the date on which those payments are passed through to you and other investors. That delay will reduce the yield that would otherwise be produced if those payments were passed through on your offered certificates on the same date that they were due.

YIELD AND PREPAYMENT CONSIDERATIONS

     The yield to maturity on your offered certificates will be affected by the rate of principal payments on the underlying mortgage loans and the allocation of those principal payments to reduce the principal balance or notional amount of your offered certificates. The rate of principal payments on those mortgage loans will be affected by the following:

     o    the amortization schedules of the mortgage loans, which may change from time to time to reflect, among other things, changes in mortgage interest rates or partial prepayments of principal;

     o    the dates on which any balloon payments are due; and

     o    the rate of principal prepayments on the mortgage loans, including voluntary prepayments by borrowers and involuntary prepayments resulting from liquidations, casualties or purchases of mortgage loans.

                                      -64-

     Because the rate of principal prepayments on the mortgage loans underlying your offered certificates will depend on future events and a variety of factors, we cannot give you any assurance as to that rate.

     The extent to which the yield to maturity of your offered certificates may vary from your anticipated yield will depend upon--

     o    whether you purchased your offered certificates at a discount or premium and, if so, the extent of that discount or premium, and

     o    when, and to what degree, payments of principal on the underlying mortgage loans are applied or otherwise result in the reduction of the principal balance or notional amount of your offered certificates.

     If you purchase your offered certificates at a discount, you should consider the risk that a slower than anticipated rate of principal payments on the underlying mortgage loans could result in an actual yield to you that is lower than your anticipated yield. If you purchase your offered certificates at a premium, you should consider the risk that a faster than anticipated rate of principal payments on the underlying mortgage loans could result in an actual yield to you that is lower than your anticipated yield.

     If your offered certificates entitle you to payments of interest, with disproportionate, nominal or no payments of principal, you should consider that your yield will be extremely sensitive to prepayments on the underlying mortgage loans and, under some prepayment scenarios, may be negative.

     If a class of offered certificates accrues interest on a notional amount, that notional amount will, in general, either--

     o    be based on the principal balances of some or all of the mortgage assets in the related trust, or

     o    equal the total principal balance of one or more of the other classes of certificates of the same series.

     Accordingly, the yield on that class of certificates will be inversely related to, as applicable, the rate at which--

     o    payments and other collections of principal are received on the mortgage assets referred to in the first bullet point of the prior sentence, or

     o    payments are made in reduction of the total principal balance of the class or classes of certificates referred to in the second bullet point of the prior sentence.

     The extent of prepayments of principal of the mortgage loans underlying your offered certificates may be affected by a number of factors, including:

     o    the availability of mortgage credit;

     o    the relative economic vitality of the area in which the related real properties are located;

     o    the quality of management of the related real properties;

     o    the servicing of the mortgage loans;

                                      -65-

     o    possible changes in tax laws; and

     o    other opportunities for investment.

     In general, those factors that increase--

     o    the attractiveness of selling or refinancing a commercial or multifamily property, or

     o    the likelihood of default under a commercial or multifamily mortgage loan,

would be expected to cause the rate of prepayment to accelerate. In contrast, those factors having an opposite effect would be expected to cause the rate of prepayment to slow.

     The rate of principal payments on the mortgage loans underlying your offered certificates may also be affected by the existence and enforceability of prepayment restrictions, such as--

     o    prepayment lock-out periods, and

     o    requirements that voluntary principal prepayments be accompanied by prepayment premiums, fees or charges.

If enforceable, those provisions could constitute either an absolute prohibition, in the case of a prepayment lock-out period, or a disincentive, in the case of a prepayment premium, fee or charge, to a borrower's voluntarily prepaying its mortgage loan, thereby slowing the rate of prepayments.

     The rate of prepayment on a pool of mortgage loans is likely to be affected by prevailing market interest rates for mortgage loans of a comparable type, term and risk level. As prevailing market interest rates decline, a borrower may have an increased incentive to refinance its mortgage loan. Even in the case of adjustable rate mortgage loans, as prevailing market interest rates decline, the related borrowers may have an increased incentive to refinance for the following purposes:

     o    to convert to a fixed rate loan and thereby lock in that rate, or

     o    to take advantage of a different index, margin or rate cap or floor on another adjustable rate mortgage loan.

     Subject to prevailing market interest rates and economic conditions generally, a borrower may sell a real property in order to--

     o    realize its equity in the property,

     o    meet cash flow needs or

     o    make other investments.

     Additionally, some borrowers may be motivated by federal and state tax laws, which are subject to change, to sell their properties prior to the exhaustion of tax depreciation benefits.

     We make no representation as to--

                                      -66-

     o    the particular factors that will affect the prepayment of the mortgage loans underlying any series of offered certificates,

     o    the relative importance of those factors,

     o    the percentage of the principal balance of those mortgage loans that will be paid as of any date, or

     o    the overall rate of prepayment on those mortgage loans.

WEIGHTED AVERAGE LIFE AND MATURITY

     The rate at which principal payments are received on the mortgage loans underlying any series of offered certificates will affect the ultimate maturity and the weighted average life of one or more classes of those certificates. In general, weighted average life refers to the average amount of time that will elapse from the date of issuance of an instrument until each dollar allocable as principal of that instrument is repaid to the investor.

     The weighted average life and maturity of a class of offered certificates will be influenced by the rate at which principal on the underlying mortgage loans is paid to that class, whether in the form of--

     o    scheduled amortization, or

     o    prepayments, including--

          1.   voluntary prepayments by borrowers, and

          2.   involuntary prepayments resulting from liquidations, casualties or condemnations and purchases of mortgage loans out of the related trust.

     Prepayment rates on loans are commonly measured relative to a prepayment standard or model, such as the CPR prepayment model or the SPA prepayment model.
CPR represents an assumed constant rate of prepayment each month, expressed as an annual percentage, relative to the then outstanding principal balance of a pool of mortgage loans for the life of those loans. SPA represents an assumed variable rate of prepayment each month, expressed as an annual percentage, relative to the then outstanding principal balance of a pool of mortgage loans, with different prepayment assumptions often expressed as percentages of SPA. For example, a prepayment assumption of 100% of SPA assumes prepayment rates of 0.2%
per annum of the then outstanding principal balance of those loans in the first month of the life of the loans and an additional 0.2% per annum in each month thereafter until the 30th month. Beginning in the 30th month, and in each month thereafter during the life of the loans, 100% of SPA assumes a constant prepayment rate of 6% per annum each month.

     Neither CPR nor SPA nor any other prepayment model or assumption is a historical description of prepayment experience or a prediction of the anticipated rate of prepayment of any particular pool of mortgage loans.
Moreover, the CPR and SPA models were developed based upon historical prepayment experience for single-family mortgage loans. It is unlikely that the prepayment experience of the mortgage loans underlying your offered certificates will conform to any particular level of CPR or SPA.

     In the prospectus supplement for a series of offered certificates, we will include tables, if applicable, setting forth--

     o    the projected weighted average life of each class of those offered certificates with principal balances, and

                                      -67-

     o    the percentage of the initial total principal balance of each class of those offered certificates that would be outstanding on specified dates, based on the assumptions stated in that prospectus supplement, including assumptions regarding prepayments on the underlying mortgage loans. Those tables and assumptions illustrate the sensitivity of the weighted average lives of those offered certificates to various assumed prepayment rates and are not intended to predict, or to provide information that will enable you to predict, the actual weighted average lives of your offered certificates.

OTHER FACTORS AFFECTING YIELD, WEIGHTED AVERAGE LIFE AND MATURITY

     Balloon Payments; Extensions of Maturity. Some or all of the mortgage loans underlying a series of offered certificates may require that balloon payments be made at maturity. The ability of a borrower to make a balloon payment typically will depend upon its ability either--

     o    to refinance the loan, or

     o    to sell the related real property.

If a borrower is unable to refinance or sell the related real property, there is a possibility that the borrower may default on the mortgage loan or that the maturity of the mortgage loan may be extended in connection with a workout. If a borrower defaults, recovery of proceeds may be delayed by--

     o    the bankruptcy of the borrower, or

     o    adverse economic conditions in the market where the related real property is located.

     In order to minimize losses on defaulted mortgage loans, the related master servicer or special servicer may be authorized within prescribed limits to modify mortgage loans that are in default or as to which a payment default is reasonably foreseeable. Any defaulted balloon payment or modification that extends the maturity of a mortgage loan may delay payments of principal on your offered certificates and extend the weighted average life of your offered certificates.

     Negative Amortization. The weighted average life of a class of offered certificates can be affected by mortgage loans that permit negative amortization to occur. Those are the mortgage loans that provide for the current payment of interest calculated at a rate lower than the rate at which interest accrues on the mortgage loan, with the unpaid portion of that interest being added to the related principal balance. Negative amortization most commonly occurs with respect to an adjustable rate mortgage loan that:

     o    limits the amount by which its scheduled payment may adjust in response to a change in its mortgage interest rate;

     o    provides that its scheduled payment will adjust less frequently than its mortgage interest rate; or

     o    provides for constant scheduled payments regardless of adjustments to its mortgage interest rate.

     Negative amortization on one or more mortgage loans in any of our trusts may result in negative amortization on a related class of offered certificates.
We will describe in the related prospectus supplement, if applicable, the manner in which negative amortization with respect to the underlying mortgage loans is allocated among the respective classes of a series of offered certificates.

                                      -68-

     The portion of any mortgage loan negative amortization allocated to a class of offered certificates may result in a deferral of some or all of the interest payable on those certificates. Deferred interest may be added to the total principal balance of a class of offered certificates. In addition, an adjustable rate mortgage loan that permits negative amortization would be expected during a period of increasing interest rates to amortize, if at all, at a slower rate than if interest rates were declining or were remaining constant. This slower rate of mortgage loan amortization would be reflected in a slower rate of amortization for one or more classes of certificates of the related series.
Accordingly, there may be an increase in the weighted average lives of those classes of certificates to which any mortgage loan negative amortization would be allocated or that would bear the effects of a slower rate of amortization of the underlying mortgage loans.

     The extent to which the yield on your offered certificates may be affected by any negative amortization on the underlying mortgage loans will depend, in part, upon whether you purchase your offered certificates at a premium or a discount.

     During a period of declining interest rates, the scheduled payment on an adjustable rate mortgage loan may exceed the amount necessary to amortize the loan fully over its remaining amortization schedule and pay interest at the then applicable mortgage interest rate. The result is the accelerated amortization of the mortgage loan. The acceleration in amortization of a mortgage loan will shorten the weighted average lives of those classes of certificates that entitle their holders to a portion of the principal payments on the mortgage loan.

     Foreclosures and Payment Plans. The weighted average life of and yield on your offered certificates will be affected by--

     o    the number of foreclosures with respect to the underlying mortgage loans; and

     o    the principal amount of the foreclosed mortgage loans in relation to the principal amount of those mortgage loans that are repaid in accordance with their terms.

     Servicing decisions made with respect to the underlying mortgage loans, including the use of payment plans prior to a demand for acceleration and the restructuring of mortgage loans in bankruptcy proceedings or otherwise, may also affect the payment patterns of particular mortgage loans and, as a result, the weighted average life of and yield on your offered certificates.

     Losses and Shortfalls on the Mortgage Assets. The yield on your offered certificates will directly depend on the extent to which you are required to bear the effects of any losses or shortfalls in collections on the underlying mortgage loans and the timing of those losses and shortfalls. In general, the earlier that you bear any loss or shortfall, the greater will be the negative effect on the yield of your offered certificates.

     The amount of any losses or shortfalls in collections on the mortgage assets in any of our trusts will, to the extent not covered or offset by draws on any reserve fund or under any instrument of credit support, be allocated among the various classes of certificates of the related series in the priority and manner, and subject to the limitations, that we specify in the related prospectus supplement. As described in the related prospectus supplement, those allocations may be effected by the following:

     o    a reduction in the entitlements to interest and/or the total principal balances of one or more classes of certificates; and/or

     o    the establishment of a priority of payments among classes of certificates.

     If you purchase subordinated certificates, the yield to maturity on those certificates may be extremely sensitive to losses and shortfalls in collections on the underlying mortgage loans.

                                      -69-

     Additional Certificate Amortization. If your offered certificates have a principal balance, then they entitle you to a specified portion of the principal payments received on the underlying mortgage loans. They may also entitle you to payments of principal from the following sources:

     o    amounts attributable to interest accrued but not currently payable on one or more other classes of certificates of the applicable series;

     o    interest received or advanced on the underlying mortgage assets that is in excess of the interest currently accrued on the certificates of the applicable series;

     o    prepayment premiums, fees and charges, payments from equity participations or any other amounts received on the underlying mortgage assets that do not constitute interest or principal; or

     o    any other amounts described in the related prospectus supplement.

     The amortization of your offered certificates out of the sources described in the prior paragraph would shorten their weighted average life and, if your offered certificates were purchased at a premium, reduce their yield to maturity.

                     MERRILL LYNCH MORTGAGE INVESTORS, INC.

     We were incorporated in Delaware on June 13, 1986. We were organized, among other things, for the purposes of:

     o    issuing and selling one or more series of bonds secured primarily by mortgage collateral and manufactured housing conditional sales contracts and loan agreements, investing in certain mortgage collateral and manufactured housing conditional sales contracts and loan agreements to be purchased with the proceeds of bonds secured thereby and taking certain other actions with respect thereto;

     o    selling interests in mortgage loans, mortgage collateral and manufactured housing conditional sales contracts and loan agreements, evidencing those interests with pass-through certificates, using the proceeds of the sale of the pass-through certificates to acquire the mortgage loans, mortgage collateral and manufactured housing conditional sales contracts and loan agreements, retaining an interest, including a subordinated interest, in the mortgage loans, mortgage collateral or manufactured housing conditional sales contracts and loan agreements acquired and sold and taking certain other actions with respect thereto; and

     o    acting as settlor or depositor of trusts formed to issue series of bonds secured by mortgage obligations, pass-through certificates in mortgage loans or other mortgage collateral and manufactured housing conditional sales contracts and loan agreements and investing in or selling beneficial interests in the same.

Our principal executive offices are located at 4 World Financial Center, 10th
Floor, 250 Vesey Street, New York, New York 10080. Our telephone number is
212-449-1000. There can be no assurance that at any particular time we will have any significant assets.

                                      -70-

                         DESCRIPTION OF THE CERTIFICATES

GENERAL

     Each series of offered certificates, together with any non-offered certificates of the same series, will represent the entire beneficial ownership interest in a trust established by us. Each series of offered certificates will consist of one or more classes. Any non-offered certificates of that series will likewise consist of one or more classes.

     A series of certificates consists of all those certificates that--

     o    have the same series designation;

     o    were issued under the same Governing Document; and

     o    represent beneficial ownership interests in the same trust.

     A class of certificates consists of all those certificates of a particular series that--

     o    have the same class designation; and

     o    have the same payment terms.

     The respective classes of offered and non-offered certificates of any series may have a variety of payment terms. An offered certificate may entitle the holder to receive:

     o    a stated principal amount, which will be represented by its principal balance;

     o    interest on a principal balance or notional amount, at a fixed, variable or adjustable pass-through rate;

     o    specified, fixed or variable portions of the interest, principal or other amounts received on the related mortgage assets;

     o    payments of principal, with disproportionate, nominal or no payments of interest;

     o    payments of interest, with disproportionate, nominal or no payments of principal;

     o    payments of interest or principal that commence only as of a specified date or only after the occurrence of specified events, such as the payment in full of the interest and principal outstanding on one or more other classes of certificates of the same series;

     o    payments of principal to be made, from time to time or for designated periods, at a rate that is--

          1.   faster and, in some cases, substantially faster, or

          2.   slower and, in some cases, substantially slower, than the rate at which payments or other collections of principal are received on the related mortgage assets;

     o    payments of principal to be made, subject to available funds, based on a specified principal payment schedule or other methodology; or

                                      -71-

     o    payments of all or part of the prepayment or repayment premiums, fees and charges, equity participations payments or other similar items received on the related mortgage assets.

     Any class of offered certificates may be senior or subordinate to one or more other classes of certificates of the same series, including a non-offered class of certificates of that series, for purposes of some or all payments and/or allocations of losses or other shortfalls.

     A class of offered certificates may have two or more component parts, each having characteristics that are described in this prospectus as being attributable to separate and distinct classes. For example, a class of offered certificates may have a total principal balance on which it accrues interest at a fixed, variable or adjustable rate. That class of offered certificates may also accrue interest on a total notional amount at a different fixed, variable or adjustable rate. In addition, a class of offered certificates may accrue interest on one portion of its total principal balance or notional amount at one fixed, variable or adjustable rate and on another portion of its total principal balance or notional amount at a different fixed, variable or adjustable rate.

     Each class of offered certificates will be issued in minimum denominations corresponding to specified principal balances, notional amounts or percentage interests, as described in the related prospectus supplement. A class of offered certificates may be issued in fully registered, definitive form and evidenced by physical certificates or may be issued in book-entry form through the facilities of The Depository Trust Company. Offered certificates held in fully registered, definitive form may be transferred or exchanged, subject to any restrictions on transfer described in the related prospectus supplement, at the location specified in the related prospectus supplement, without the payment of any service charges, except for any tax or other governmental charge payable in connection with the transfer or exchange. Interests in offered certificates held in book-entry form will be transferred on the book-entry records of DTC and its participating organizations. If we so specify in the related prospectus supplement, we will arrange for clearance and settlement through Clearstream
Banking, societe anonyme or the Euroclear System, for so long as they are participants in DTC.

PAYMENTS ON THE CERTIFICATES

     General. Payments on a series of offered certificates may occur monthly, bi-monthly, quarterly, semi-annually, annually or at any other specified interval. In the prospectus supplement for each series of offered certificates, we will identify:

     o    the periodic payment date for that series, and

     o    the record date as of which certificateholders entitled to payments on any particular payment date will be established.

     All payments with respect to a class of offered certificates on any payment date will be allocated pro rata among the outstanding certificates of that class in proportion to the respective principal balances, notional amounts or percentage interests, as the case may be, of those certificates. Payments on an offered certificate will be made to the holder entitled thereto either--

     o    by wire transfer of immediately available funds to the account of that holder at a bank or similar entity, provided that the holder has furnished the party making the payments with wiring instructions no later than the applicable record date and has satisfied any other conditions specified in the related prospectus supplement, or

     o    by check mailed to the address of that holder as it appears in the certificate register, in all other cases.

                                      -72-

     In general, the final payment on any offered certificate will be made only upon presentation and surrender of that certificate at the location specified to the holder in notice of final payment.

     Payments of Interest. In the case of each class of interest-bearing offered certificates, interest will accrue from time to time, at the applicable pass-through rate and in accordance with the applicable interest accrual method, on the total outstanding principal balance or notional amount of that class.

     The pass-through rate for a class of interest-bearing offered certificates may be fixed, variable or adjustable. We will specify in the related prospectus supplement the pass-through rate for each class of interest-bearing offered certificates or, in the case of a variable or adjustable pass-through rate, the method for determining that pass-through rate.

     Interest may accrue with respect to any offered certificate on the basis of:

     o    a 360-day year consisting of 12 30-day months,

     o    the actual number of days elapsed during each relevant period in a year assumed to consist of 360 days,

     o    the actual number of days elapsed during each relevant period in a normal calendar year, or

     o    any other method identified in the related prospectus supplement.

     We will identify the interest accrual method for each class of offered certificates in the related prospectus supplement.

     Subject to available funds and any adjustments to interest entitlements described in the related prospectus supplement, accrued interest with respect to each class of interest-bearing offered certificates will normally be payable on each payment date. However, in the case of some classes of interest-bearing offered certificates, payments of accrued interest will only begin on a particular payment date or under the circumstances described in the related prospectus supplement. Prior to that time, the amount of accrued interest otherwise payable on that class will be added to its total principal balance on each date or otherwise deferred as described in the related prospectus supplement.

     If a class of offered certificates accrues interest on a total notional amount, that total notional amount, in general, will be either:

     o    based on the principal balances of some or all of the related mortgage assets; or

     o    equal to the total principal balances of one or more other classes of certificates of the same series.

     Reference to the notional amount of any certificate is solely for convenience in making calculations of interest and does not represent the right to receive any payments of principal.

     We will describe in the related prospectus supplement the extent to which the amount of accrued interest that is payable on, or that may be added to the total principal balance of, a class of interest-bearing offered certificates may be reduced as a result of any contingencies, including shortfalls in interest collections due to prepayments, delinquencies, losses and deferred interest on the related mortgage assets.

     Payments of Principal. An offered certificate may or may not have a principal balance. If it does, that principal balance outstanding from time to time will represent the maximum amount that the holder of that

                                      -73-

certificate will be entitled to receive as principal out of the future cash flow on the related mortgage assets and the other related trust assets.

     The total outstanding principal balance of any class of offered certificates will be reduced by--

     o    payments of principal actually made to the holders of that class, and

     o    if and to the extent that we so specify in the related prospectus supplement, losses of principal on the related mortgage assets that are allocated to or are required to be borne by that class.

     A class of interest-bearing offered certificates may provide that payments of accrued interest will only begin on a particular payment date or under the circumstances described in the related prospectus supplement. If so, the total outstanding principal balance of that class may be increased by the amount of any interest accrued, but not currently payable, on that class.

     We will describe in the related prospectus supplement any other adjustments to the total outstanding principal balance of a class of offered certificates.

     Unless we so state in the related prospectus supplement, the initial total principal balance of all classes of a series will not be greater than the total outstanding principal balance of the related mortgage assets transferred by us to the related trust. We will specify the expected initial total principal balance of each class of offered certificates in the related prospectus supplement.

     The payments of principal to be made on a series of offered certificates from time to time will, in general, be a function of the payments, other collections and advances received or made with respect to the related prospectus supplement. Payments of principal on a series of offered certificates may also be made from the following sources:

     o    amounts attributable to interest accrued but not currently payable on one or more other classes of certificates of the applicable series;

     o    interest received or advanced on the underlying mortgage assets that is in excess of the interest currently accrued on the certificates of the applicable series;

     o    prepayment premiums, fees and charges, payments from equity participations or any other amounts received on the underlying mortgage assets that do not constitute interest or principal; or

     o    any other amounts described in the related prospectus supplement.

     We will describe in the related prospectus supplement the principal entitlement of each class of offered certificates on each payment date.

                                      -74-

ALLOCATION OF LOSSES AND SHORTFALLS

     If and to the extent that any losses or shortfalls in collections on the mortgage assets in any of our trusts are not covered or offset by delinquency advances or draws on any reserve fund or under any instrument of credit support, they will be allocated among the various classes of certificates of the related series in the priority and manner, and subject to the limitations, specified in the related prospectus supplement. As described in the related prospectus supplement, the allocations may be effected as follows:

     o    by reducing the entitlements to interest and/or the total principal balances of one or more of those classes; and/or

     o    by establishing a priority of payments among those classes.

     See "DESCRIPTION OF CREDIT SUPPORT".

ADVANCES

     If any trust established by us includes mortgage loans, then as and to the extent described in the related prospectus supplement, the related master servicer, the related special servicer, the related trustee, any related provider of credit support and/or any other specified person may be obligated to make, or may have the option of making, advances with respect to those mortgage loans to cover--

     o    delinquent payments of principal and/or interest, other than balloon payments,

     o    property protection expenses,

     o    other servicing expenses, or

     o    any other items specified in the related prospectus supplement.

     If there are any limitations with respect to a party's advancing obligations, we will discuss those limitations in the related prospectus supplement.

     Advances are intended to maintain a regular flow of scheduled interest and principal payments to certificateholders. Advances are not a guarantee against losses. The advancing party will be entitled to recover all of its advances out of--

     o    subsequent recoveries on the related mortgage loans, including amounts drawn under any fund or instrument constituting credit support, and

     o    any other specific sources identified in the related prospectus supplement.

     If and to the extent that we so specify in the related prospectus supplement, any entity making advances will be entitled to receive interest on some or all of those advances for a specified period during which they are outstanding at the rate specified in that prospectus supplement. That entity may be entitled to payment of interest on its outstanding advances--

     o    periodically from general collections on the mortgage assets in the related trust, prior to any payment to the related series of certificateholders, or

     o    at any other times and from any sources as we may describe in the related prospectus supplement.

                                      -75-

     If any trust established by us includes mortgage-backed securities, we will discuss in the related prospectus supplement any comparable advancing obligations with respect to those securities or the mortgage loans that back them.

REPORTS TO CERTIFICATEHOLDERS

     On or about each payment date, the related master servicer, manager or trustee will forward to each offered certificateholder a statement substantially in the form, or specifying the information, set forth in the related prospectus supplement. In general, that statement will include information regarding--

     o    the payments made on that payment date with respect to the applicable class of offered certificates, and

     o    the recent performance of the mortgage assets.

     Within a reasonable period of time after the end of each calendar year, the related master servicer, manager or trustee, as the case may be, will be required to furnish to each person who at any time during the calendar year was a holder of an offered certificate a statement containing information regarding the principal, interest and other amounts paid on the applicable class of offered certificates, aggregated for--

     o    that calendar year, or

     o    the applicable portion of that calendar year during which the person was a certificateholder.

The obligation to provide that annual statement will be deemed to have been satisfied by the related master servicer, manager or trustee, as the case may be, to the extent that substantially comparable information is provided in accordance with any requirements of the Internal Revenue Code.

     If one of our trusts includes mortgage-backed securities, the ability of the related master servicer, manager or trustee, as the case may be, to include in any payment date statement information regarding the mortgage loans that back those securities will depend on comparable reports being received with respect to them.

VOTING RIGHTS

     Voting rights will be allocated among the respective classes of offered and non-offered certificates of each series in the manner described in the related prospectus supplement. Certificateholders will generally not have a right to vote, except--

     o    with respect to those amendments to the governing documents described under "DESCRIPTION OF THE GOVERNING DOCUMENTS--Amendment", or

     o    as otherwise specified in this prospectus or in the related prospectus supplement.

     As and to the extent described in the related prospectus supplement, the certificateholders entitled to a specified amount of the voting rights for a particular series will have the right to act as a group to remove or replace the related trustee, master servicer, special servicer or manager. In general, that removal or replacement must be for cause. We will identify exceptions in the related prospectus supplement.

                                      -76-

TERMINATION

     The trust for each series of offered certificates will terminate and cease to exist following:

     o    the final payment or other liquidation of the last mortgage asset in that trust; and

     o    the payment, or provision for payment, to the certificateholders of that series of all amounts required to be paid to them.

     Written notice of termination of a trust will be given to each affected certificateholder. The final payment will be made only upon presentation and surrender of the certificates of the related series at the location to be specified in the notice of termination.

     If we so specify in the related prospectus supplement, one or more designated parties will be entitled to purchase all of the mortgage assets underlying a series of offered certificates, thereby effecting early retirement of the certificates and early termination of the related trust. We will describe in the related prospectus supplement the circumstances under which that purchase may occur.

     If we so specify in the related prospectus supplement, one or more certificateholders will be entitled to exchange all of the certificates of a particular series for all of the mortgage assets underlying that series, thereby effecting early termination of the related trust. We will describe in the related prospectus supplement the circumstances under which that exchange may occur.

     In addition, if we so specify in the related prospectus supplement, on a specified date or upon the reduction of the total principal balance of a specified class or classes of certificates by a specified percentage or amount, a party designated in the related prospectus supplement may be authorized or required to solicit bids for the purchase of all the mortgage assets of the related trust or of a sufficient portion of the mortgage assets to retire that class or those classes of certificates. The solicitation of bids must be conducted in a commercially reasonable manner, and assets will, in general, be sold at their fair market value. If the fair market value of the mortgage assets being sold is less than their unpaid balance, then the certificateholders of one or more classes of certificates may receive an amount less than the total principal balance of, and accrued and unpaid interest on, their certificates.

BOOK-ENTRY REGISTRATION

     General. Any class of offered certificates may be issued in book-entry form through the facilities of DTC. If so, that class will be represented by one or more global certificates registered in the name of DTC or its nominee. If we so specify in the related prospectus supplement, we will arrange for clearance and settlement through the Euroclear System or Clearstream Banking Luxembourg for so
long as they are participants in DTC.

     DTC, Euroclear and Clearstream. DTC is:

     o    a limited-purpose trust company organized under the New York Banking
          Law,

     o    a "banking corporation" within the meaning of the New York Banking
          Law,

     o    a member of the Federal Reserve System,

     o    a "clearing corporation" within the meaning of the New York Uniform
          Commercial Code, and

                                      -77-

     o    a "clearing agency" registered under the provisions of Section 17A of the Securities Exchange Act of 1934, as amended.

     DTC was created to hold securities for participants in the DTC system and to facilitate the clearance and settlement of securities transactions between those participants through electronic computerized book-entry changes in their accounts, thereby eliminating the need for physical movement of securities certificates. Organizations that maintain accounts with DTC include securities brokers and dealers, banks, trust companies and clearing corporations and may include other organizations. DTC is owned by a number of its participating organizations and by the New York Stock Exchange, Inc., the American Stock
Exchange, Inc. and the National Association of Securities Dealers, Inc. Access
to the DTC system is also available to others such as banks, brokers, dealers and trust companies that directly or indirectly clear through or maintain a custodial relationship with one of the organizations that maintains an account with DTC. The rules applicable to DTC and its participating organizations are on file with the SEC.

     It is our understanding that Clearstream Banking Luxembourg holds securities for its member organizations and facilitates the clearance and settlement of securities transactions between its member organizations through electronic book-entry changes in accounts of those organizations, thereby eliminating the need for physical movement of certificates. Transactions may be settled in Clearstream in any of 31 currencies, including United States dollars.
Clearstream provides to its member organizations, among other things, services for safekeeping, administration, clearance and settlement of internationally traded securities and securities lending and borrowing. Clearstream interfaces with domestic securities markets in over 39 countries through established depository and custodial relationships. As a professional depositary,
Clearstream is subject to regulation by the Luxembourg Monetary Institute.
Clearstream is registered as a bank in Luxembourg. It is subject to regulation by the Commission de Surveillance du Secteur Financier, which supervises
Luxembourg banks. Clearstream's customers are world-wide financial institutions including underwriters, securities brokers and dealers, banks, trust companies and clearing corporations. Clearstream's U.S. customers are limited to securities brokers and dealers, and banks. Currently, Clearstream has approximately 2,500 customers located in over 94 countries, including all major
European countries, Canada and the United States. Indirect access to Clearstream is available to other institutions that clear through or maintain a custodial relationship with an account holder of Clearstream. Clearstream and Euroclear have established an electronic bridge between their two systems across which their respective participants may settle trades with each other.

     It is our understanding that Euroclear holds securities for its member organizations and facilitates clearance and settlement of securities transactions between its member organizations through simultaneous electronic book-entry delivery against payment, thereby eliminating the need for physical movement of certificates and any risk from lack of simultaneous transfers of securities and cash. Over 150,000 different securities are accepted for settlement through Euroclear, the majority of which are domestic securities from over 32 markets. Transactions may be settled in Euroclear in any of over 30 currencies, including United States dollars. The Euroclear system includes various other services, including securities lending and borrowing and interfaces with domestic markets in several countries generally similar to the arrangements for cross-market transfers with DTC described below in this
"--Book-Entry Registration" section. Euroclear is operated by Euroclear Bank
S.A./N.V., as Euroclear Operator, under a license agreement with Euroclear
Clearance System Public Limited Company. The Euroclear Operator is regulated and examined by the Belgian Banking and Finance Commission and the National Bank of
Belgium. All operations are conducted by the Euroclear Operator, and all
Euroclear securities clearance accounts and Euroclear cash accounts are accounts with the Euroclear Operator, not Euroclear Clearance System. Indirect access to the Euroclear system is also available to other firms that clear through or maintain a custodial relationship with a member organization of Euroclear, either directly or indirectly. Euroclear and Clearstream have established an electronic bridge between their two systems across which their respective participants may settle trades with each other.

                                      -78-

     Securities clearance accounts and cash accounts with the Euroclear Operator are governed by the Euroclear Terms and Conditions. The Euroclear Terms and
Conditions govern transfers of securities and cash within the Euroclear system, withdrawal of securities and cash from the Euroclear system, and receipts of payments with respect to securities in the Euroclear system. All securities in the Euroclear system are held on a fungible basis without attribution of specific securities to specific securities clearance accounts. The Euroclear
Operator acts under the Euroclear Terms and Conditions only on behalf of member organizations of Euroclear and has no record of or relationship with persons holding through those member organizations.

     The information in this prospectus concerning DTC, Euroclear and
Clearstream, and their book-entry systems, has been obtained from sources believed to be reliable, but we do not take any responsibility for the accuracy or completeness of that information.

     Holding and Transferring Book-Entry Certificates. Purchases of book-entry certificates under the DTC system must be made by or through, and will be recorded on the records of, the Financial Intermediary that maintains the beneficial owner's account for that purpose. In turn, the Financial
Intermediary's ownership of those certificates will be recorded on the records of DTC or, alternatively, if the Financial Intermediary does not maintain an account with DTC, on the records of a participating firm that acts as agent for the Financial Intermediary, whose interest will in turn be recorded on the records of DTC. A beneficial owner of book-entry certificates must rely on the foregoing procedures to evidence its beneficial ownership of those certificates.
DTC has no knowledge of the actual beneficial owners of the book-entry certificates. DTC's records reflect only the identity of the direct participants to whose accounts those certificates are credited, which may or may not be the actual beneficial owners. The participants in the DTC system will remain responsible for keeping account of their holdings on behalf of their customers.

     Transfers between participants in the DTC system will be effected in the ordinary manner in accordance with DTC's rules and will be settled in same-day funds. Transfers between direct account holders at Euroclear and Clearstream, or between persons or entities participating indirectly in Euroclear or
Clearstream, will be effected in the ordinary manner in accordance with their respective procedures and in accordance with DTC's rules.

     Cross-market transfers between direct participants in DTC, on the one hand, and member organizations at Euroclear or Clearstream, on the other, will be effected through DTC in accordance with DTC's rules and the rules of Euroclear or Clearstream, as applicable. These cross-market transactions will require, among other things, delivery of instructions by the applicable member organization to Euroclear or Clearstream, as the case may be, in accordance with the rules and procedures and within deadlines, Brussels time, established in
Euroclear or Clearstream, as the case may be. If the transaction complies with all relevant requirements, Euroclear or Clearstream, as the case may be, will then deliver instructions to its depositary to take action to effect final settlement on its behalf.

     Because of time-zone differences, the securities account of a member organization of Euroclear or Clearstream purchasing an interest in a global certificate from a DTC participant that is not a member organization, will be credited during the securities settlement processing day, which must be a business day for Euroclear or Clearstream, as the case may be, immediately following the DTC settlement date. Transactions in interests in a book-entry certificate settled during any securities settlement processing day will be reported to the relevant member organization of Euroclear or Clearstream on the same day. Cash received in Euroclear or Clearstream as a result of sales of interests in a book-entry certificate by or through a member organization of
Euroclear or Clearstream, as the case may be, to a DTC participant that is not a member organization will be received with value on the DTC settlement date, but will not be available in the relevant Euroclear or Clearstream cash account until the business day following settlement in DTC. The related prospectus supplement will contain additional information regarding clearance and settlement procedures for the book-entry certificates and with respect to tax documentation procedures relating to the book-entry certificates.

                                      -79-

     Conveyance of notices and other communications by DTC to DTC participants, and by DTC participants to Financial Intermediaries and beneficial owners, will be governed by arrangements among them, subject to any statutory or regulatory requirements as may be in effect from time to time.

     Payments on the book-entry certificates will be made to DTC. DTC's practice is to credit DTC participants' accounts on the related payment date in accordance with their respective holdings shown on DTC's records, unless DTC has reason to believe that it will not receive payment on that date. Disbursement of those payments by DTC participants to Financial Intermediaries and beneficial owners will be--

     o    governed by standing instructions and customary practices, as is the case with securities held for the accounts of customers in bearer form or registered in street name, and

     o    the sole responsibility of each of those DTC participants, subject to any statutory or regulatory requirements in effect from time to time.

     Under a book-entry system, beneficial owners may receive payments after the related payment date.

     The only "certificateholder" of book-entry certificates will be DTC or its nominee. Parties to the governing documents for any series of offered certificates need not recognize beneficial owners of book-entry certificates as
"certificateholders". The beneficial owners of book-entry certificates will be permitted to exercise the rights of "certificateholders" only indirectly through the DTC participants, who in turn will exercise their rights through DTC. We have been informed that DTC will take action permitted to be taken by a
"certificateholder" only at the direction of one or more DTC participants. DTC may take conflicting actions with respect to the book-entry certificates to the extent that those actions are taken on behalf of Financial Intermediaries whose holdings include those certificates.

     Because DTC can act only on behalf of DTC participants, who in turn act on behalf of Financial Intermediaries and beneficial owners of the applicable book-entry securities, the ability of a beneficial owner to pledge its interest in a class of book-entry certificates to persons or entities that do not participate in the DTC system, or otherwise to take actions with respect to its interest in a class of book-entry certificates, may be limited due to the lack of a physical certificate evidencing that interest.

     Issuance of Definitive Certificates. Unless we specify otherwise in the related prospectus supplement, beneficial owners of affected offered certificates initially issued in book-entry form will not be able to obtain physical certificates that represent those offered certificates, unless:

     o    we advise the related trustee in writing that DTC is no longer willing or able to discharge properly its responsibilities as depository with respect to those offered certificates and we are unable to locate a qualified successor; or

     o    we elect, at our option, to terminate the book-entry system through
          DTC with respect to those offered certificates.

     Upon the occurrence of either of the two events described in the prior paragraph, the trustee or other designated party will be required to notify all
DTC participants, through DTC, of the availability of physical certificates with respect to the affected offered certificates. Upon surrender by DTC of the certificate or certificates representing a class of book-entry offered certificates, together with instructions for registration, the related trustee or other designated party will be required to issue to the beneficial owners identified in those instructions physical certificates representing those offered certificates.

                                      -80-

                     DESCRIPTION OF THE GOVERNING DOCUMENTS

GENERAL

     The "Governing Document" for purposes of issuing the offered certificates of each series will be a pooling and servicing agreement or other similar agreement or collection of agreements. In general, the parties to the Governing
Document for a series of offered certificates will include us, a trustee, a master servicer and a special servicer. However, if the related trust assets include mortgage-backed securities, the Governing Document may include a manager as a party, but may not include a master servicer, special servicer or other servicer as a party. We will identify in the related prospectus supplement the parties to the Governing Document for a series of offered certificates.

     If we so specify in the related prospectus supplement, a party from whom we acquire mortgage assets or one of its affiliates may perform the functions of master servicer, special servicer or manager for the trust to which we transfer those assets. If we so specify in the related prospectus supplement, the same person or entity may act as both master servicer and special servicer for one of our trusts.

     Any party to the Governing Document for a series of offered certificates, or any of its affiliates, may own certificates issued under the Governing
Document. However, except in limited circumstances, including with respect to required consents to amendments to the Governing Document for a series of offered certificates, certificates that are held by the related master servicer, special servicer or manager will not be allocated voting rights.

     A form of a pooling and servicing agreement has been filed as an exhibit to the registration statement of which this prospectus is a part. However, the provisions of the Governing Document for each series of offered certificates will vary depending upon the nature of the certificates to be issued under that
Governing Document and the nature of the related trust assets. The following summaries describe select provisions that may appear in the Governing Document for each series of offered certificates. The prospectus supplement for each series of offered certificates will provide material additional information regarding the Governing Document for that series. The summaries in this prospectus do not purport to be complete, and you should refer to the provisions of the Governing Document for your offered certificates and, further, to the description of those provisions in the related prospectus supplement. We will provide a copy of the Governing Document, exclusive of exhibits, that relates to your offered certificates, without charge, upon written request addressed to our principal executive offices specified under "MERRILL LYNCH MORTGAGE INVESTORS,
INC."

ASSIGNMENT OF MORTGAGE ASSETS

     At the time of initial issuance of any series of offered certificates, we will assign or cause to be assigned to the designated trustee the mortgage assets and any other assets to be included in the related trust. We will specify in the related prospectus supplement all material documents to be delivered, and all other material actions to be taken, by us or any prior holder of the related mortgage assets in connection with that assignment. We will also specify in the related prospectus supplement any remedies available to the related certificateholders, or the related trustee on their behalf, in the event that any of those material documents are not delivered or any of those other material actions are not taken as required. Concurrently with that assignment, the related trustee will deliver to us or our designee the certificates of that series in exchange for the mortgage assets and the other assets to be included in the related trust.

                                      -81-

     Each mortgage asset included in one of our trusts will be identified in a schedule appearing as an exhibit to the related Governing Document. That schedule generally will include detailed information about each mortgage asset transferred to the related trust, including:

     o    in the case of a mortgage loan--

          1.   the address of the related real property,

          2.   the mortgage interest rate and, if applicable, the applicable index, gross margin, adjustment date and any rate cap
               information,

          3.   the remaining term to maturity,

          4.   if the mortgage loan is a balloon loan, the remaining
               amortization term, and

          5.   the outstanding principal balance; and

     o    in the case of a mortgage-backed security--

          1.   the outstanding principal balance, and

          2.   the pass-through rate or coupon rate.

REPRESENTATIONS AND WARRANTIES WITH RESPECT TO MORTGAGE ASSETS

     Unless we state otherwise in the prospectus supplement for any series of offered certificates, we will, with respect to each mortgage asset in the related trust, make or assign, or cause to be made or assigned, a limited set of representations and warranties covering, by way of example:

     o    the accuracy of the information set forth for each mortgage asset on the schedule of mortgage assets appearing as an exhibit to the
          Governing Document for that series;

     o    the warranting party's title to each mortgage asset and the authority of the warranting party to sell that mortgage asset; and

     o    in the case of a mortgage loan--

          1.   the enforceability of the related mortgage note and mortgage,

          2.   the existence of title insurance insuring the lien priority of the related mortgage, and

          3.   the payment status of the mortgage loan.

     We will identify the warranting party, and give a more complete sampling of the representations and warranties made thereby, in the related prospectus supplement. We will also specify in the related prospectus supplement any remedies against the warranting party available to the related certificateholders, or the related trustee on their behalf, in the event of a breach of any of those representations and warranties. In most cases, the warranting party will be a prior holder of the particular mortgage assets.

                                      -82-

COLLECTION AND OTHER SERVICING PROCEDURES WITH RESPECT TO MORTGAGE LOANS

     The Governing Document for each series of offered certificates will govern the servicing and administration of any mortgage loans included in the related trust.

     In general, the related master servicer and special servicer, directly or through sub-servicers, will be obligated to service and administer for the benefit of the related certificateholders the mortgage loans in any of our trusts. The master servicer and the special servicer will be required to service and administer those mortgage loans in accordance with applicable law and, further, in accordance with the terms of the related Governing Document, the mortgage loans themselves and any instrument of credit support included in that trust. Subject to the foregoing, the master servicer and the special servicer will each have full power and authority to do any and all things in connection with that servicing and administration that it may deem necessary and desirable.

     As part of its servicing duties, each of the master servicer and the special servicer for one of our trusts will be required to make reasonable efforts to collect all payments called for under the terms and provisions of the related mortgage loans that it services. In general, each of the master servicer and the special servicer for one of our trusts will be obligated to follow those collection procedures as are consistent with the servicing standard set forth in the related Governing Document. Consistent with the foregoing, the master servicer and the special servicer will each be permitted, in its discretion, to waive any default interest or late payment charge in connection with collecting a late payment on any defaulted mortgage loan that it is responsible for servicing.

     The master servicer and/or the special servicer for one or our trusts, directly or through sub-servicers, will also be required to perform various other customary functions of a servicer of comparable loans, including:

     o    maintaining escrow or impound accounts for the payment of taxes, insurance premiums, ground rents and similar items, or otherwise monitoring the timely payment of those items;

     o    ensuring that the related properties are properly insured;

     o    attempting to collect delinquent payments;

     o    supervising foreclosures;

     o    negotiating modifications;

     o    responding to borrower requests for partial releases of the encumbered property, easements, consents to alteration or demolition and similar matters;

     o    protecting the interests of certificateholders with respect to senior lienholders;

     o    conducting inspections of the related real properties on a periodic or other basis;

     o    collecting and evaluating financial statements for the related real properties;

     o    managing or overseeing the management of real properties acquired on behalf of the trust through foreclosure, deed-in-lieu of foreclosure or otherwise; and

     o    maintaining servicing records relating to mortgage loans in the trust.

                                      -83-

     We will specify in the related prospectus supplement when, and the extent to which, servicing of a mortgage loan is to be transferred from a master servicer to a special servicer. In general, a special servicer for any of our trusts will be responsible for the servicing and administration of:

     o    mortgage loans that are delinquent with respect to a specified number of scheduled payments;

     o    mortgage loans as to which there is a material non-monetary default;

     o    mortgage loans as to which the related borrower has--

          1.   entered into or consented to bankruptcy, appointment of a
               receiver or conservator or similar insolvency proceeding, or

          2.   become the subject of a decree or order for such a proceeding which has remained in force undischarged or unstayed for a specified number of days; and

     o    real properties acquired as part of the trust with respect to defaulted mortgage loans.

     The related Governing Document may also may provide that if a default on a mortgage loan in the related trust has occurred or, in the judgment of the related master servicer, a payment default is reasonably foreseeable, the related master servicer may elect to transfer the servicing of that mortgage loan, in whole or in part, to the related special servicer. When the circumstances no longer warrant a special servicer's continuing to service a particular mortgage loan, such as when the related borrower is paying in accordance with the forbearance arrangement entered into between the special servicer and that borrower, the master servicer will generally resume the servicing duties with respect to the particular mortgage loan.

     A borrower's failure to make required mortgage loan payments may mean that operating income from the related real property is insufficient to service the mortgage debt, or may reflect the diversion of that income from the servicing of the mortgage debt. In addition, a borrower that is unable to make mortgage loan payments may also be unable to make timely payment of taxes and otherwise to maintain and insure the related real property. In general, with respect to each series of offered certificates, the related special servicer will be required to monitor any mortgage loan in the related trust that is in default, evaluate whether the causes of the default can be corrected over a reasonable period without significant impairment of the value of the related real property, initiate corrective action in cooperation with the mortgagor if cure is likely, inspect the related real property and take any other actions as it deems necessary and appropriate. A significant period of time may elapse before a special servicer is able to assess the success of any corrective action or the need for additional initiatives. The time within which a special servicer can--

     o    make the initial determination of appropriate action,

     o    evaluate the success of corrective action,

     o    develop additional initiatives,

     o    institute foreclosure proceedings and actually foreclose, or

     o    accept a deed to a real property in lieu of foreclosure, on behalf of the certificateholders of the related series,

may vary considerably depending on the particular mortgage loan, the related real property, the borrower, the presence of an acceptable party to assume the mortgage loan and the laws of the jurisdiction in which the related

                                      -84-

real property is located. If a borrower files a bankruptcy petition, the special servicer may not be permitted to accelerate the maturity of the defaulted loan or to foreclose on the related real property for a considerable period of time.
See "LEGAL ASPECTS OF MORTGAGE LOANS--Bankruptcy Laws".

     A special servicer for one of our trusts may also perform limited duties with respect to mortgage loans in that trust for which the related master servicer is primarily responsible, such as--

     o    performing property inspections and collecting, and

     o    evaluating financial statements.

     A master servicer for one of our trusts may perform limited duties with respect to any mortgage loan in that trust for which the related special servicer is primarily responsible, such as--

     o    continuing to receive payments on the mortgage loan,

     o    making calculations with respect to the mortgage loan, and

     o    making remittances and preparing reports to the related trustee and/or certificateholders with respect to the mortgage loan.

     The duties of the master servicer and special servicer for your series will be more fully described in the related prospectus supplement.

     Unless we state otherwise in the related prospectus supplement, the master servicer for your series will be responsible for filing and settling claims with respect to particular mortgage loans for your series under any applicable instrument of credit support. See "DESCRIPTION OF CREDIT SUPPORT" in this prospectus.

SUB-SERVICERS

     A master servicer or special servicer may delegate its servicing obligations to one or more third-party servicers or sub-servicers. However, unless we specify otherwise in the related prospectus supplement, the master servicer or special servicer will remain obligated under the related Governing
Document. Each sub-servicing agreement between a master servicer or special servicer, as applicable, and a sub-servicer must provide for servicing of the applicable mortgage loans consistent with the related Governing Document. Any master servicer and special servicer for one of our trusts will each be required to monitor the performance of sub-servicers retained by it.

     Unless we specify otherwise in the related prospectus supplement, any master servicer or special servicer for one of our trusts will be solely liable for all fees owed by it to any sub-servicer, regardless of whether the master servicer's or special servicer's compensation under the related Governing
Document is sufficient to pay those fees. Each sub-servicer will be entitled to reimbursement from the master servicer or special servicer, as the case may be, that retained it, for expenditures which it makes, generally to the same extent the master servicer or special servicer would be reimbursed under the related
Governing Document.

COLLECTION OF PAYMENTS ON MORTGAGE-BACKED SECURITIES

     Unless we specify otherwise in the related prospectus supplement, if a mortgage-backed security is included among the trust assets underlying any series of offered certificates, then--

     o    that mortgage-backed security will be registered in the name of the related trustee or its designee;

                                      -85-

     o    the related trustee will receive payments on that mortgage-backed security; and

     o    subject to any conditions described in the related prospectus supplement, the related trustee or a designated manager will, on behalf and at the expense of the trust, exercise all rights and remedies with respect to that mortgaged-backed security, including the prosecution of any legal action necessary in connection with any payment default.

MATTERS REGARDING THE MASTER SERVICER, THE SPECIAL SERVICER, THE MANAGER AND US

     Unless we specify otherwise in the related prospectus supplement, no master servicer, special servicer or manager for any of our trusts may resign from its obligations in that capacity, except upon--

     o    the appointment of, and the acceptance of that appointment by, a successor to the resigning party and receipt by the related trustee of written confirmation from each applicable rating agency that the resignation and appointment will not result in a withdrawal or downgrade of any rating assigned by that rating agency to any class of certificates of the related series, or

     o    a determination that those obligations are no longer permissible under applicable law or are in material conflict by reason of applicable law with any other activities carried on by the resigning party.

     In general, no resignation will become effective until the related trustee or other successor has assumed the obligations and duties of the resigning master servicer, special servicer or manager, as the case may be.

     With respect to each series of offered certificates, we and the related master servicer, special servicer and/or manager, if any, will, in each case, be obligated to perform only those duties specifically required under the related
Governing Document.

     In no event will we, any master servicer, special servicer or manager for one of our trusts, or any of our or their respective affiliates, shareholders, partners, members, managers, directors, officers, employees or agents, be under any liability to that trust or the related certificateholders for any action taken, or not taken, in good faith under the related Governing Document or for errors in judgment. Neither we nor any of those other persons or entities will be protected, however, against any liability that would otherwise be imposed by reason of--

     o    willful misfeasance, bad faith or gross negligence in the performance of obligations or duties under the Governing Document for any series of offered certificates, or

     o    reckless disregard of those obligations and duties.

     Furthermore, the Governing Document for each series of offered certificates will entitle us, the master servicer, special servicer and/or manager for the related trust, and our and their respective affiliates, shareholders, partners, members, managers, directors, officers, employees and agents, to indemnification out of the related trust assets for any loss, liability or expense incurred in connection with any legal action or claim that relates to that Governing
Document or series of offered certificates or to the related trust. The indemnification will not extend, however, to any loss, liability or expense:

     o    specifically required to be borne by the relevant party, without right of reimbursement, under the terms of that Governing Document;

     o    incurred in connection with any legal action or claim against the relevant party resulting from any breach of a representation or warranty made in that Governing Document; or

                                      -86-

     o    incurred in connection with any legal action or claim against the relevant party resulting from any willful misfeasance, bad faith or gross negligence in the performance of obligations or duties under that Governing Document or reckless disregard of those obligations and duties.

     Neither we nor any master servicer, special servicer or manager for the related trust will be under any obligation to appear in, prosecute or defend any legal action unless:

     o    the action is related to the respective responsibilities of that party under the Governing Document for the affected series of offered certificates; and

     o    either--

          1.   that party is specifically required to bear the expense of the action, or

          2.   the action will not, in its opinion, involve that party in any ultimate expense or liability for which it would not be
               reimbursed under the Governing Document for the affected series of offered certificates.

However, we and each of those other parties may undertake any legal action that may be necessary or desirable with respect to the enforcement or protection of the rights and duties of the parties to the Governing Document for any series of offered certificates and the interests of the certificateholders of that series under that Governing Document. In that event, the legal expenses and costs of the action, and any liability resulting from the action, will be expenses, costs and liabilities of the related trust and payable out of related trust assets.

     With limited exception, any person or entity--

     o    into which we or any related master servicer, special servicer or manager may be merged or consolidated, or

     o    resulting from any merger or consolidation to which we or any related master servicer, special servicer or manager is a party, or

     o    succeeding to our business or the business of any related master servicer, special servicer or manager,

will be the successor of us or that master servicer, special servicer or manager, as the case may be, under the Governing Document for a series of offered certificates.

     The compensation arrangements with respect to any master servicer, special servicer or manager for any of our trusts will be set forth in the related prospectus supplement. In general, that compensation will be payable out of the related trust assets.

EVENTS OF DEFAULT

     We will identify in the related prospectus supplement the various events of default under the Governing Document for each series of offered certificates for which any related master servicer, special servicer or manager may be terminated in that capacity.

                                      -87-

     No holder of the offered certificates of any series, and no holder of any non-offered certificates of that series, will have any right to institute any suit, action or proceeding in equity or at law upon or under or with respect to a default under the Governing Document for that series, unless--

     o    the certificateholder previously has given to the trustee for that series a written notice of default under the Governing Document for that series, and of the continuance thereof,

     o    the holders of offered and non-offered certificates of that series entitled to at least 25% of all the voting rights allocated to the certificateholders of that series have made written request upon the trustee for that series to institute an action, suit or proceeding in its own name as trustee and have offered to that trustee such reasonable indemnity as it may require against the costs, expenses and liabilities to be incurred by that trustee in connection therewith,
          and

     o    the trustee for that series, for 60 days after its receipt of such notice, request and offer of indemnity, has neglected or refused to institute any such action, suit or proceeding.

AMENDMENT

     The Governing Document for each series of offered certificates may be amended by the parties thereto, without the consent of any of the holders of those certificates, or of any non-offered certificates of the same series, for the following reasons:

          1.   to cure any ambiguity;

          2.   to correct, modify or supplement any provision in the Governing
               Document which may be inconsistent with any other provision in that document or with the description of that document set forth in this prospectus or the related prospectus supplement;

          3.   to add any other provisions with respect to matters or questions arising under the Governing Document that are not inconsistent with the existing provisions of that document;

          4.   to the extent applicable, to relax or eliminate any requirement under the Governing Document imposed by the provisions of the
               Internal Revenue Code relating to REMICs, FASITs or grantor trusts if the provisions of the Internal Revenue Code are amended or clarified so as to allow for the relaxation or elimination of that requirement;

          5.   to relax or eliminate any requirement under the Governing
               Document imposed by the Securities Act of 1933, as amended, or the rules under that Act if that Act or those rules are amended or clarified so as to allow for the relaxation or elimination of that requirement;

          6.   to comply with any requirements imposed by the Internal Revenue
               Code or any final, temporary or, in some cases, proposed
               regulation, revenue ruling, revenue procedure or other written official announcement or interpretation relating to federal income tax laws, or to avoid a prohibited transaction or reduce the incidence of any tax that would arise from any actions taken with respect to the operation of any REMIC, FASIT or grantor trust created under the Governing Document;

                                      -88-

          7.   to the extent applicable, to modify, add to or eliminate the transfer restrictions relating to the certificates which are residual interests in a REMIC or ownership interests in a FASIT;
               or

          8.   to otherwise modify or delete existing provisions of the
               Governing Document.

     However, no amendment of the Governing Document for any series of offered certificates that is covered solely by clauses 3. or 8. above may adversely affect in any material respect the interests of any holders of offered or non-offered certificates of that series. In addition, no amendment of the
Governing Document for any series of offered certificates that is covered by any of clauses 1. through 8. above may significantly change the activities of the related trust.

     In general, the Governing Document for a series of offered certificates may also be amended by the parties to that document, with the consent of the holders of offered and non-offered certificates representing, in total, not less than 66
2/3%, or any other percentage specified in the related prospectus supplement, of all the voting rights allocated to the certificateholders of that series.
However, the Governing Document for a series of offered certificates may not be amended to--

     o    reduce in any manner the amount of, or delay the timing of, payments received or advanced on the related mortgage assets which are required to be distributed on any offered or non-offered certificate of that series without the consent of the holder of that certificate; or

     o    adversely affect in any material respect the interests of the holders of any class of offered or non-offered certificates of that series in any other manner without the consent of the holders of all certificates of that class; or

     o    modify the provisions of the Governing Document relating to amendments of that document without the consent of the holders of all offered and non-offered certificates of that series then outstanding; or

     o    modify the specified percentage of voting rights which is required to be held by certificateholders to consent, approve or object to any particular action under the Governing Document without the consent of the holders of all offered and non-offered certificates of that series then outstanding; or

     o    significantly change the activities of the related trust without the consent of the holders of offered and non-offered certificates of that series representing at least a majority of all the voting rights allocated to the certificateholders of that series, without regard to any of those certificates held by us or one of our affiliates and/or agents.

     Notwithstanding the foregoing, the Governing Document for any series of offered certificates may provide that we need not be a party to any amendment to that Governing Document, but rather may provide that any such amendment may not adversely affect our rights and/or interests without our consent.

LIST OF CERTIFICATEHOLDERS

     Upon written request of three or more certificateholders of record of any series made for purposes of communicating with other holders of certificates of the same series with respect to their rights under the related Governing
Document, the related trustee or other certificate registrar of that series will afford the requesting certificateholders access during normal business hours to the most recent list of certificateholders of that series. However, the trustee may first require a copy of the communication that the requesting certificateholders propose to send.

                                      -89-

THE TRUSTEE

     The trustee for each series of offered certificates will be named in the related prospectus supplement. The commercial bank, banking association, banking corporation or trust company that serves as trustee for any series of offered certificates may have typical banking relationships with the us and our affiliates and with any of the other parties to the related Governing Document and its affiliates.

DUTIES OF THE TRUSTEE

     The trustee for each series of offered certificates will not--

     o    make any representation as to the validity or sufficiency of those certificates, the related Governing Document or any underlying mortgage asset or related document, or

     o    be accountable for the use or application by or on behalf of any other party to the related Governing Document of any funds paid to that party with respect to those certificates or the underlying mortgage assets.

     If no event of default has occurred and is continuing under the related
Governing Document, the trustee for each series of offered certificates will be required to perform only those duties specifically required under the related
Governing Document. However, upon receipt of any of the various certificates, reports or other instruments required to be furnished to it under the related
Governing Document, the trustee must examine those documents and determine whether they conform to the requirements of that Governing Document.

MATTERS REGARDING THE TRUSTEE

     As and to the extent described in the related prospectus supplement, the fees and normal disbursements of the trustee for any series of offered certificates may be the expense of the related master servicer or other specified person or may be required to be paid by the related trust assets.

     The trustee for each series of offered certificates and each of its directors, officers, employees, affiliates, agents and "control" persons within the meaning of the Securities Act of 1933, as amended, will be entitled to indemnification, out of related trust assets, for any loss, liability or expense incurred by that trustee or any of those other persons in connection with that trustee's acceptance or administration of its trusts under the related Governing
Document. However, the indemnification of a trustee or any of its directors, officers, employees and agents will not extend to any loss, liability or expense incurred by reason of willful misfeasance, bad faith or gross negligence on the part of the trustee in the performance of its obligations and duties under the related Governing Document.

     No trustee for any series of offered certificates will be liable for any action reasonably taken, suffered or omitted by it in good faith and believed by it to be authorized by the related Governing Document.

     No trustee for any series of offered certificates will have any obligation to exercise any of the trusts or powers vested in it by the Governing Document for that series or to make any investigation of matters arising under the
Governing Document or to institute, conduct or defend any litigation under or in relation to the Governing Document at the request, order or direction of any of the certificateholders of that series, pursuant to the provisions of the
Governing Document for that series, unless those certificateholders have offered to that trustee reasonable security or indemnity against the costs, expenses and liabilities which may be incurred by that trustee.

                                      -90-

     No trustee for any series of offered certificates will be required to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties under the related Governing Document, or in the exercise of any of its rights or powers, if it has reasonable grounds for believing that repayment of those funds or adequate indemnity against that risk or liability is not reasonably assured to it.

     The trustee for each series of offered certificates will be entitled to execute any of its trusts or powers and perform any of its duties under the related Governing Document, either directly or by or through agents or attorneys. The trustee will not be responsible for any willful misconduct or gross negligence on the part of any agent or attorney appointed by it with due care.

RESIGNATION AND REMOVAL OF THE TRUSTEE

     The trustee for any series of offered certificates may resign at any time.
We will be obligated to appoint a successor to a resigning trustee. We may also remove the trustee for any series of offered certificates if that trustee ceases to be eligible to continue as such under the related Governing Document or if that trustee becomes insolvent. Unless we indicate otherwise in the related prospectus supplement, the trustee for any series of offered certificates may also be removed at any time by the holders of the offered and non-offered certificates of that series evidencing not less than 51%, or any other percentage specified in the related prospectus supplement, of the voting rights for that series. However, if the removal was without cause, the certificateholders effecting the removal may be responsible for any costs and expenses incurred by the terminated trustee in connection with its removal. Any resignation or removal of a trustee and appointment of a successor trustee will not become effective until acceptance of the appointment by the successor trustee.

                          DESCRIPTION OF CREDIT SUPPORT

GENERAL

     Credit support may be provided with respect to one or more classes of the offered certificates of any series or with respect to the related mortgage assets. That credit support may be in the form of any of the following:

     o    the subordination of one or more other classes of certificates of the same series;

     o    the use of a letter of credit, a surety bond, an insurance policy, a guarantee or a credit derivative;

     o    the establishment of one or more reserve funds; or any combination of the foregoing.

     If and to the extent described in the related prospectus supplement, any of the above forms of credit support may provide credit enhancement for non-offered certificates, as well as offered certificates, or for more than one series of certificates.

     If you are the beneficiary of any particular form of credit support, that credit support may not protect you against all risks of loss and will not guarantee payment to you of all amounts to which you are entitled under your offered certificates. If losses or shortfalls occur that exceed the amount covered by that credit support or that are of a type not covered by that credit support, you will bear your allocable share of deficiencies. Moreover, if that credit support covers the offered certificates of more than one class or series and total losses on the related mortgage assets exceed the amount of that credit support, it is possible that the holders of offered certificates of other classes and/or series will be disproportionately benefited by that credit support to your detriment.

                                      -91-

     If you are the beneficiary of any particular form of credit support, we will include in the related prospectus supplement a description of the following:

     o    the nature and amount of coverage under that credit support;

     o    any conditions to payment not otherwise described in this prospectus;

     o    any conditions under which the amount of coverage under that credit support may be reduced and under which that credit support may be terminated or replaced; and

     o    the material provisions relating to that credit support.

     Additionally, we will set forth in the related prospectus supplement information with respect to the obligor, if any, under any instrument of credit support.

SUBORDINATE CERTIFICATES

     If and to the extent described in the related prospectus supplement, one or more classes of certificates of any series may be subordinate to one or more other classes of certificates of that series. If you purchase subordinate certificates, your right to receive payments out of collections and advances on the related trust assets on any payment date will be subordinated to the corresponding rights of the holders of the more senior classes of certificates.
If and to the extent described in the related prospectus supplement, the subordination of a class of certificates may not cover all types of losses or shortfalls. In the related prospectus supplement, we will set forth information concerning the method and amount of subordination provided by a class or classes of subordinate certificates in a series and the circumstances under which that subordination will be available.

     If the mortgage assets in any trust established by us are divided into separate groups, each supporting a separate class or classes of certificates of the related series, credit support may be provided by cross-support provisions requiring that payments be made on senior certificates evidencing interests in one group of those mortgage assets prior to payments on subordinate certificates evidencing interests in a different group of those mortgage assets. We will describe in the related prospectus supplement the manner and conditions for applying any cross-support provisions.

INSURANCE OR GUARANTEES WITH RESPECT TO MORTGAGE LOANS

     The mortgage loans included in any trust established by us may be covered for some default risks by insurance policies or guarantees. If so, we will describe in the related prospectus supplement the nature of those default risks and the extent of that coverage.

LETTERS OF CREDIT

     If and to the extent described in the related prospectus supplement, deficiencies in amounts otherwise payable on a series of offered certificates or select classes of those certificates will be covered by one or more letters of credit, issued by a bank or other financial institution specified in the related prospectus supplement. The issuer of a letter of credit will be obligated to honor draws under that letter of credit in a total fixed dollar amount, net of unreimbursed payments under the letter of credit, generally equal to a percentage specified in the related prospectus supplement of the total principal balance of some or all of the related mortgage assets as of the date the related trust was formed or of the initial total principal balance of one or more classes of certificates of the applicable series. The letter of credit may permit draws only in the event of select types of losses and shortfalls. The amount available under the letter of credit will, in all cases, be reduced to the extent of the unreimbursed payments under it and may otherwise be reduced as described in the related prospectus supplement. The

                                      -92-

obligations of the letter of credit issuer under the letter of credit for any series of offered certificates will expire at the earlier of the date specified in the related prospectus supplement or the termination of the related trust.

CERTIFICATE INSURANCE AND SURETY BONDS

     If and to the extent described in the related prospectus supplement, deficiencies in amounts otherwise payable on a series of offered certificates or select classes of those certificates will be covered by insurance policies or surety bonds provided by one or more insurance companies or sureties. Those instruments may cover, with respect to one or more classes of the offered certificates of the related series, timely payments of interest and principal or timely payments of interest and payments of principal on the basis of a schedule of principal payments set forth in or determined in the manner specified in the related prospectus supplement. We will describe in the related prospectus supplement any limitations on the draws that may be made under any of those instruments.

RESERVE FUNDS

     If and to the extent described in the related prospectus supplement, deficiencies in amounts otherwise payable on a series of offered certificates or select classes of those certificates will be covered, to the extent of available funds, by one or more reserve funds in which cash, a letter of credit, permitted investments, a demand note or a combination of the foregoing, will be deposited, in the amounts specified in the related prospectus supplement. If and to the extent described in the related prospectus supplement, the reserve fund for the related series of offered certificates may also be funded over time.

     Amounts on deposit in any reserve fund for a series of offered certificates will be applied for the purposes, in the manner, and to the extent specified in the related prospectus supplement. If and to the extent described in the related prospectus supplement, reserve funds may be established to provide protection only against select types of losses and shortfalls. Following each payment date for the related series of offered certificates, amounts in a reserve fund in excess of any required balance may be released from the reserve fund under the conditions and to the extent specified in the related prospectus supplement.

CREDIT SUPPORT WITH RESPECT TO MORTGAGE-BACKED SECURITIES

     If and to the extent described in the related prospectus supplement, any mortgage-backed security included in one of our trusts and/or the mortgage loans that back that security may be covered by one or more of the types of credit support described in this prospectus. We will specify in the related prospectus supplement, as to each of those forms of credit support, the information indicated above with respect to that mortgage-backed security, to the extent that the information is material and available.

                         LEGAL ASPECTS OF MORTGAGE LOANS

     Most, if not all, of the mortgage loans underlying a series of offered certificates will be secured by multifamily and commercial properties in the
United States, its territories and possessions. However, some of those mortgage loans may be secured by multifamily and commercial properties outside the United
States, its territories and possessions.

     The following discussion contains general summaries of select legal aspects of mortgage loans secured by multifamily and commercial properties in the United
States. Because these legal aspects are governed by applicable state law, which may differ substantially from state to state, the summaries do not purport to be complete, to reflect the laws of any particular state, or to encompass the laws of all jurisdictions in which the security for the mortgage loans underlying the offered certificates is situated. Accordingly, you should be aware that the summaries are qualified in their entirety by reference to the applicable laws of those states. See "DESCRIPTION OF THE TRUST ASSETS--Mortgage Loans".

                                      -93-

     If a significant percentage of mortgage loans underlying a series of offered certificates, are secured by properties in a particular state, we will discuss the relevant state laws, to the extent they vary materially from this discussion, in the related prospectus supplement.

GENERAL

     Each mortgage loan underlying a series of offered certificates will be evidenced by a note or bond and secured by an instrument granting a security interest in real property. The instrument granting a security interest in real property may be a mortgage, deed of trust or a deed to secure debt, depending upon the prevailing practice and law in the state in which that real property is located. Mortgages, deeds of trust and deeds to secure debt are often collectively referred to in this prospectus as "mortgages". A mortgage creates a lien upon, or grants a title interest in, the real property covered by the mortgage, and represents the security for the repayment of the indebtedness customarily evidenced by a promissory note. The priority of the lien created or interest granted will depend on--

     o    the terms of the mortgage,

     o    the terms of separate subordination agreements or intercreditor agreements with others that hold interests in the real property,

     o    the knowledge of the parties to the mortgage, and

     o    in general, the order of recordation of the mortgage in the appropriate public recording office.

     However, the lien of a recorded mortgage will generally be subordinate to later-arising liens for real estate taxes and assessments and other charges imposed under governmental police powers.

TYPES OF MORTGAGE INSTRUMENTS

     There are two parties to a mortgage--

     o    a mortgagor, who is the owner of the encumbered interest in the real property, and

     o    a mortgagee, who is the lender.

     In general, the mortgagor is also the borrower.

     In contrast, a deed of trust is a three-party instrument. The parties to a deed of trust are--

     o    the trustor, who is the equivalent of a mortgagor,

     o    the trustee to whom the real property is conveyed, and

     o    the beneficiary for whose benefit the conveyance is made, who is the lender.

     Under a deed of trust, the trustor grants the property, irrevocably until the debt is paid, in trust and generally with a power of sale, to the trustee to secure repayment of the indebtedness evidenced by the related note.

                                      -94-

     A deed to secure debt typically has two parties. Under a deed to secure debt, the grantor, who is the equivalent of a mortgagor, conveys title to the real property to the grantee, who is the lender, generally with a power of sale, until the debt is repaid.

     Where the borrower is a land trust, there would be an additional party because legal title to the property is held by a land trustee under a land trust agreement for the benefit of the borrower. At origination of a mortgage loan involving a land trust, the borrower may execute a separate undertaking to make payments on the mortgage note. In no event is the land trustee personally liable for the mortgage note obligation.

     The mortgagee's authority under a mortgage, the trustee's authority under a deed of trust and the grantee's authority under a deed to secure debt are governed by:

     o    the express provisions of the related instrument,

     o    the law of the state in which the real property is located,

     o    various federal laws, and

     o    in some deed of trust transactions, the directions of the beneficiary.

INSTALLMENT CONTRACTS

     The mortgage loans underlying your offered certificates may consist of installment contracts. Under an installment contract the seller retains legal title to the property and enters into an agreement with the purchaser for payment of the purchase price, plus interest, over the term of the installment contract. Only after full performance by the borrower of the contract is the seller obligated to convey title to the real estate to the purchaser. During the period that the installment contract is in effect, the purchaser is generally responsible for maintaining the property in good condition and for paying real estate taxes, assessments and hazard insurance premiums associated with the property.

     The seller's enforcement of an installment contract varies from state to state. Generally, installment contracts provide that upon a default by the purchaser, the purchaser loses his or her right to occupy the property, the entire indebtedness is accelerated, and the purchaser's equitable interest in the property is forfeited. The seller in this situation does not have to foreclose in order to obtain title to the property, although in some cases a quiet title action is in order if the purchaser has filed the installment contract in local land records and an ejectment action may be necessary to recover possession. In a few states, particularly in cases of purchaser default during the early years of an installment contract, the courts will permit ejectment of the purchaser and a forfeiture of his or her interest in the property.

     However, most state legislatures have enacted provisions by analogy to mortgage law protecting borrowers under installment contracts from the harsh consequences of forfeiture. Under those statutes, a judicial or nonjudicial foreclosure may be required, the seller may be required to give notice of default and the borrower may be granted some grace period during which the contract may be reinstated upon full payment of the default amount and the purchaser may have a post-foreclosure statutory redemption right. In other states, courts in equity may permit a purchaser with significant investment in the property under an installment contract for the sale of real estate to share in the proceeds of sale of the property after the indebtedness is repaid or may otherwise refuse to enforce the forfeiture clause. Nevertheless, generally speaking, the seller's procedures for obtaining possession and clear title under an installment contract for the sale of real estate in a given state are simpler and less time-consuming and costly than are the procedures for foreclosing and obtaining clear title to a mortgaged property.

                                      -95-

LEASES AND RENTS

     A mortgage that encumbers an income-producing property often contains an assignment of rents and leases and/or may be accompanied by a separate assignment of rents and leases. Under an assignment of rents and leases, the borrower assigns to the lender the borrower's right, title and interest as landlord under each lease and the income derived from each lease. However, the borrower retains a revocable license to collect the rents, provided there is no default and the rents are not directly paid to the lender. If the borrower defaults, the license terminates and the lender is entitled to collect the rents. Local law may require that the lender take possession of the property and/or obtain a court-appointed receiver before becoming entitled to collect the rents.

     In most states, hotel and motel room rates are considered accounts receivable under the UCC. Room rates are generally pledged by the borrower as additional security for the loan when a mortgage loan is secured by a hotel or motel. In general, the lender must file financing statements in order to perfect its security interest in the room rates and must file continuation statements, generally every five years, to maintain that perfection. Mortgage loans secured by hotels or motels may be included in one of our trusts even if the security interest in the room rates was not perfected or the requisite UCC filings were allowed to lapse. A lender will generally be required to commence a foreclosure action or otherwise take possession of the property in order to enforce its rights to collect the room rates following a default, even if the lender's security interest in room rates is perfected under applicable nonbankruptcy law.

     In the bankruptcy setting, the lender will be stayed from enforcing its rights to collect hotel and motel room rates. However, the room rates will constitute cash collateral and cannot be used by the bankrupt borrower--

     o    without a hearing or the lender's consent, or

     o    unless the lender's interest in the room rates is given adequate protection.

For purposes of the foregoing, the adequate protection may include a cash payment for otherwise encumbered funds or a replacement lien on unencumbered property, in either case equal in value to the amount of room rates that the bankrupt borrower proposes to use. See "--Bankruptcy Laws" below.

PERSONALTY

     Some types of income-producing real properties, such as hotels, motels and nursing homes, may include personal property, which may, to the extent it is owned by the borrower and not previously pledged, constitute a significant portion of the property's value as security. The creation and enforcement of liens on personal property are governed by the UCC. Accordingly, if a borrower pledges personal property as security for a mortgage loan, the lender generally must file UCC financing statements in order to perfect its security interest in the personal property and must file continuation statements, generally every five years, to maintain that perfection. Mortgage loans secured in part by personal property may be included in one of our trusts even if the security interest in the personal property was not perfected or the requisite UCC filings were allowed to lapse.

FORECLOSURE

     General. Foreclosure is a legal procedure that allows the lender to recover its mortgage debt by enforcing its rights and available legal remedies under the mortgage. If the borrower defaults in payment or performance of its obligations under the note or mortgage, the lender has the right to institute foreclosure proceedings to sell the real property security at public auction to satisfy the indebtedness.

                                      -96-

     Foreclosure Procedures Vary From State to State. The two primary methods of foreclosing a mortgage are--

     o    judicial foreclosure, involving court proceedings, and

     o    nonjudicial foreclosure under a power of sale granted in the mortgage instrument.

     Other foreclosure procedures are available in some states, but they are either infrequently used or available only in limited circumstances.

     A foreclosure action is subject to most of the delays and expenses of other lawsuits if defenses are raised or counterclaims are interposed. A foreclosure action sometimes requires several years to complete.

     Judicial Foreclosure. A judicial foreclosure proceeding is conducted in a court having jurisdiction over the mortgaged property. Generally, a lender initiates the action by the service of legal pleadings upon--

     o    all parties having a subordinate interest of record in the real property, and

     o    all parties in possession of the property, under leases or otherwise, whose interests are subordinate to the mortgage.

     Delays in completion of the foreclosure may occasionally result from difficulties in locating defendants. When the lender's right to foreclose is contested, the legal proceedings can be time-consuming. The court generally issues a judgment of foreclosure and appoints a referee or other officer to conduct a public sale of the mortgaged property upon successful completion of a judicial foreclosure proceeding. The proceeds of that public sale are used to satisfy the judgment. The procedures that govern these public sales vary from state to state.

     Equitable and Other Limitations on Enforceability of Particular Provisions.
United States courts have traditionally imposed general equitable principles to limit the remedies available to lenders in foreclosure actions. These principles are generally designed to relieve borrowers from the effects of mortgage defaults perceived as harsh or unfair. Relying on these principles, a court may:

     o    alter the specific terms of a loan to the extent it considers necessary to prevent or remedy an injustice, undue oppression or overreaching;

     o    require the lender to undertake affirmative actions to determine the cause of the borrower's default and the likelihood that the borrower will be able to reinstate the loan;

     o    require the lender to reinstate a loan or recast a payment schedule in order to accommodate a borrower that is suffering from a temporary financial disability; or

     o    limit the right of the lender to foreclose in the case of a nonmonetary default, such as--

          1.   a failure to adequately maintain the mortgaged property, or

          2.   an impermissible further encumbrance of the mortgaged property.

                                      -97-

     Some courts have addressed the issue of whether federal or state constitutional provisions reflecting due process concerns for adequate notice require that a borrower receive notice in addition to statutorily-prescribed minimum notice. For the most part, these cases have--

     o    upheld the reasonableness of the notice provisions, or

     o    found that a public sale under a mortgage providing for a power of sale does not involve sufficient state action to trigger
          constitutional protections.

     In addition, some states may have statutory protection such as the right of the borrower to reinstate its mortgage loan after commencement of foreclosure proceedings but prior to a foreclosure sale.

     Nonjudicial Foreclosure/Power of Sale. In states permitting nonjudicial foreclosure proceedings, foreclosure of a deed of trust is generally accomplished by a nonjudicial trustee's sale under a power of sale typically granted in the deed of trust. A power of sale may also be contained in any other type of mortgage instrument if applicable law so permits. A power of sale under a deed of trust allows a nonjudicial public sale to be conducted generally following--

     o    a request from the beneficiary/lender to the trustee to sell the property upon default by the borrower, and

     o    notice of sale is given in accordance with the terms of the deed of trust and applicable state law.

     In some states, prior to a nonjudicial public sale, the trustee under the deed of trust must--

     o    record a notice of default and notice of sale, and

     o    send a copy of those notices to the borrower and to any other party who has recorded a request for a copy of them.

     In addition, in some states, the trustee must provide notice to any other party having an interest of record in the real property, including junior lienholders. A notice of sale must be posted in a public place and, in most states, published for a specified period of time in one or more newspapers. Some states require a reinstatement period during which the borrower or junior lienholder may have the right to cure the default by paying the entire actual amount in arrears, without regard to the acceleration of the indebtedness, plus the lender's expenses incurred in enforcing the obligation. In other states, the borrower or the junior lienholder has only the right to pay off the entire debt to prevent the foreclosure sale. Generally, state law governs the procedure for public sale, the parties entitled to notice, the method of giving notice and the applicable time periods.

     Public Sale. A third party may be unwilling to purchase a mortgaged property at a public sale because of--

     o    the difficulty in determining the exact status of title to the property due to, among other things, redemption rights that may exist,
          and

     o    the possibility that physical deterioration of the property may have occurred during the foreclosure proceedings.

                                      -98-

     As a result of the foregoing, it is common for the lender to purchase the mortgaged property and become its owner, subject to the borrower's right in some states to remain in possession during a redemption period. In that case, the lender will have both the benefits and burdens of ownership, including the obligation to pay debt service on any senior mortgages, to pay taxes, to obtain casualty insurance and to make repairs necessary to render the property suitable for sale. The costs of operating and maintaining a commercial or multifamily residential property may be significant and may be greater than the income derived from that property. The lender also will commonly obtain the services of a real estate broker and pay the broker's commission in connection with the sale or lease of the property. Whether, the ultimate proceeds of the sale of the property equal the lender's investment in the property depends upon market conditions. Moreover, because of the expenses associated with acquiring, owning and selling a mortgaged property, a lender could realize an overall loss on the related mortgage loan even if the mortgaged property is sold at foreclosure, or resold after it is acquired through foreclosure, for an amount equal to the full outstanding principal amount of the loan plus accrued interest.

     The holder of a junior mortgage that forecloses on a mortgaged property does so subject to senior mortgages and any other prior liens. In addition, it may be obliged to keep senior mortgage loans current in order to avoid foreclosure of its interest in the property. Furthermore, if the foreclosure of a junior mortgage triggers the enforcement of a due-on-sale clause contained in a senior mortgage, the junior mortgagee could be required to pay the full amount of the senior mortgage indebtedness or face foreclosure.

     Rights of Redemption. The purposes of a foreclosure action are--

     o    to enable the lender to realize upon its security, and

     o    to bar the borrower, and all persons who have interests in the property that are subordinate to that of the foreclosing lender, from exercising their equity of redemption.

     The doctrine of equity of redemption provides that, until the property encumbered by a mortgage has been sold in accordance with a properly conducted foreclosure and foreclosure sale, those having interests that are subordinate to that of the foreclosing lender have an equity of redemption and may redeem the property by paying the entire debt with interest. Those having an equity of redemption must generally be made parties to the foreclosure proceeding in order for their equity of redemption to be terminated.

     The equity of redemption is a common-law, nonstatutory right which should be distinguished from post-sale statutory rights of redemption. In some states, the borrower and foreclosed junior lienors are given a statutory period in which to redeem the property after sale under a deed of trust or foreclosure of a mortgage. In some states, statutory redemption may occur only upon payment of the foreclosure sale price. In other states, redemption may be permitted if the former borrower pays only a portion of the sums due. A statutory right of redemption will diminish the ability of the lender to sell the foreclosed property because the exercise of a right of redemption would defeat the title of any purchaser through a foreclosure. Consequently, the practical effect of the redemption right is to force the lender to maintain the property and pay the expenses of ownership until the redemption period has expired. In some states, a post-sale statutory right of redemption may exist following a judicial foreclosure, but not following a trustee's sale under a deed of trust.

     Anti-Deficiency Legislation. Some or all of the mortgage loans underlying a series of offered certificates may be nonrecourse loans. Recourse in the case of a default on a non-recourse mortgage loan will be limited to the mortgaged property and any other assets that were pledged to secure the mortgage loan.
However, even if a mortgage loan by its terms provides for recourse to the borrower's other assets, a lender's ability to realize upon those assets may be limited by state law. For example, in some states, a lender cannot obtain a deficiency judgment against the borrower following foreclosure or sale under a deed of trust. A deficiency judgment is a personal judgment against the former borrower equal to the difference between the net amount realized upon the public sale of the real property and the amount due to the lender. Other statutes may require the lender to exhaust

                                      -99-

the security afforded under a mortgage before bringing a personal action against the borrower. In other states, the lender has the option of bringing a personal action against the borrower on the debt without first exhausting the security, but in doing so, the lender may be deemed to have elected a remedy and thus may be precluded from foreclosing upon the security. Consequently, lenders will usually proceed first against the security in states where an election of remedy provision exists. Finally, other statutory provisions limit any deficiency judgment to the excess of the outstanding debt over the fair market value of the property at the time of the sale. These other statutory provisions are intended to protect borrowers from exposure to large deficiency judgments that might result from bidding at below-market values at the foreclosure sale.

     Leasehold Considerations. Some or all of the mortgage loans underlying a series of offered certificates may be secured by a mortgage on the borrower's leasehold interest under a ground lease. Leasehold mortgage loans are subject to some risks not associated with mortgage loans secured by a lien on the fee estate of the borrower. The most significant of these risks is that if the borrower's leasehold were to be terminated upon a lease default, the leasehold mortgagee would lose its security. This risk may be lessened if the ground lease:

     o    requires the lessor to give the leasehold mortgagee notices of lessee defaults and an opportunity to cure them,

     o    permits the leasehold estate to be assigned to and by the leasehold mortgagee or the purchaser at a foreclosure sale, and

     o    contains other protective provisions typically required by prudent lenders to be included in a ground lease.

     Some mortgage loans underlying a series of offered certificates, however, may be secured by ground leases which do not contain these provisions.

     Cooperative Shares. Some or all of the mortgage loans underlying a series of offered certificates may be secured by a security interest on the borrower's ownership interest in shares, and the proprietary leases belonging to those shares, allocable to cooperative dwelling units that may be vacant or occupied by nonowner tenants. Loans secured in this manner are subject to some risks not associated with mortgage loans secured by a lien on the fee estate of a borrower in real property. Loans secured in this manner typically are subordinate to the mortgage, if any, on the cooperative's building. That mortgage, if foreclosed, could extinguish the equity in the building and the proprietary leases of the dwelling units derived from ownership of the shares of the cooperative. Further, transfer of shares in a cooperative is subject to various regulations as well as to restrictions under the governing documents of the cooperative. The shares may be canceled in the event that associated maintenance charges due under the related proprietary leases are not paid. Typically, a recognition agreement between the lender and the cooperative provides, among other things, that the lender may cure a default under a proprietary lease.

     Under the laws applicable in many states, "foreclosure" on cooperative shares is accomplished by a sale in accordance with the provisions of Article 9 of the UCC and the security agreement relating to the shares. Article 9 of the
UCC requires that a sale be conducted in a commercially reasonable manner, which may be dependent upon, among other things, the notice given the debtor and the method, manner, time, place and terms of the sale. Article 9 of the UCC provides that the proceeds of the sale will be applied first to pay the costs and expenses of the sale and then to satisfy the indebtedness secured by the lender's security interest. A recognition agreement, however, generally provides that the lender's right to reimbursement is subject to the right of the cooperative corporation to receive sums due under the proprietary leases.

                                     -100-

BANKRUPTCY LAWS

     Operation of the U.S. Bankruptcy Code and related state laws may interfere with or affect the ability of a lender to realize upon collateral or to enforce a deficiency judgment. For example, under the U.S. Bankruptcy Code, virtually all actions, including foreclosure actions and deficiency judgment proceedings, to collect a debt are automatically stayed upon the filing of the bankruptcy petition. Often, no interest or principal payments are made during the course of the bankruptcy case. The delay caused by an automatic stay and its consequences can be significant. Also, under the U.S. Bankruptcy Code, the filing of a petition in bankruptcy by or on behalf of a junior lienor may stay the senior lender from taking action to foreclose out the junior lien.

     Under the U.S. Bankruptcy Code, the amount and terms of a mortgage loan secured by a lien on property of the debtor may be modified provided that substantive and procedural safeguards protective of the lender are met. A bankruptcy court may, among other things--

     o    reduce the secured portion of the outstanding amount of the loan to the then-current value of the property, thereby leaving the lender a general unsecured creditor for the difference between the then-current value of the property and the outstanding balance of the loan;

     o    reduce the amount of each scheduled payment, by means of a reduction in the rate of interest and/or an alteration of the repayment schedule, with or without affecting the unpaid principal balance of the loan;

     o    extend or shorten the term to maturity of the loan;

     o    permit the bankrupt borrower to cure of the subject loan default by paying the arrearage over a number of years; or

     o    permit the bankrupt borrower, through its rehabilitative plan, to reinstate the loan payment schedule even if the lender has obtained a final judgment of foreclosure prior to the filing of the debtor's petition.

     Federal bankruptcy law may also interfere with or affect the ability of a secured lender to enforce the borrower's assignment of rents and leases related to the mortgaged property. A lender may be stayed from enforcing the assignment under the U.S. Bankruptcy Code. In addition, the legal proceedings necessary to resolve the issue could be time-consuming, and result in delays in the lender's receipt of the rents. However, recent amendments to the U.S. Bankruptcy Code may minimize the impairment of the lender's ability to enforce the borrower's assignment of rents and leases. In addition to the inclusion of hotel revenues within the definition of cash collateral as noted above, the amendments provide that a pre-petition security interest in rents or hotel revenues is designed to overcome those cases holding that a security interest in rents is unperfected under the laws of some states until the lender has taken some further action, such as commencing foreclosure or obtaining a receiver prior to activation of the assignment of rents.

     A borrower's ability to make payment on a mortgage loan may be impaired by the commencement of a bankruptcy case relating to the tenant under a lease of the related property. Under the U.S. Bankruptcy Code, the filing of a petition in bankruptcy by or on behalf of a tenant results in a stay in bankruptcy against the commencement or continuation of any state court proceeding for--

     o    past due rent,

     o    accelerated rent,

                                      -101-

     o    damages, or

     o    a summary eviction order with respect to a default under the lease that occurred prior to the filing of the tenant's bankruptcy petition.

     In addition, the U.S. Bankruptcy Code generally provides that a trustee or debtor-in-possession may, subject to approval of the court:

     o    assume the lease and either retain it or assign it to a third party,
          or

     o    reject the lease.

     If the lease is assumed, the trustee, debtor-in-possession or assignee, if applicable, must cure any defaults under the lease, compensate the lessor for its losses and provide the lessor with adequate assurance of future performance.
These remedies may be insufficient, and any assurances provided to the lessor may be inadequate. If the lease is rejected, the lessor will be treated, except potentially to the extent of any security deposit, as an unsecured creditor with respect to its claim for damages for termination of the lease. The U.S.
Bankruptcy Code also limits a lessor's damages for lease rejection to:

     o    the rent reserved by the lease without regard to acceleration for the greater of one year, or 15%, not to exceed three years, of the remaining term of the lease, plus

     o    unpaid rent to the earlier of the surrender of the property or the lessee's bankruptcy filing.

ENVIRONMENTAL CONSIDERATIONS

     General. A lender may be subject to environmental risks when taking a security interest in real property. Of particular concern may be properties that are or have been used for industrial, manufacturing, military or disposal activity. Those environmental risks include the possible diminution of the value of a contaminated property or, as discussed below, potential liability for clean-up costs or other remedial actions that could exceed the value of the property or the amount of the lender's loan. In some circumstances, a lender may decide to abandon a contaminated real property as collateral for its loan rather than foreclose and risk liability for clean-up costs.

     Superlien Laws. Under the laws of many states, contamination on a property may give rise to a lien on the property for clean-up costs. In several states, that lien has priority over all existing liens, including those of existing mortgages. In these states, the lien of a mortgage may lose its priority to that superlien.

     CERCLA. The federal Comprehensive Environmental Response, Compensation and
Liability Act of 1980, as amended, imposes strict liability on present and past
"owners" and "operators" of contaminated real property for the costs of clean-up. A secured lender may be liable as an "owner" or "operator" of a contaminated mortgaged property if agents or employees of the lender have participated in the management of the property or the operations of the borrower. Liability may exist even if the lender did not cause or contribute to the contamination and regardless of whether the lender has actually taken possession of the contaminated mortgaged property through foreclosure, deed in lieu of foreclosure or otherwise. Moreover, liability is not limited to the original or unamortized principal balance of a loan or to the value of the property securing a loan. Excluded from CERCLA's definition of "owner" or
"operator", however, is a person who, without participating in the management of the facility, holds indicia of ownership primarily to protect his security interest. This is the so called "secured creditor exemption".

                                      -102-

     The Asset Conservation, Lender Liability and Deposit Insurance Act of 1996
amended, among other things, the provisions of CERCLA with respect to lender liability and the secured creditor exemption. The Lender Liability Act offers substantial protection to lenders by defining the activities in which a lender can engage and still have the benefit of the secured creditor exemption. In order for a lender to be deemed to have participated in the management of a mortgaged property, the lender must actually participate in the operational affairs of the property of the borrower. The Lender Liability Act provides that
"merely having the capacity to influence, or unexercised right to control"
operations does not constitute participation in management. A lender will lose the protection of the secured creditor exemption only if--

     o    it exercises decision-making control over a borrower's environmental compliance and hazardous substance handling and disposal practices, or

     o    assumes day-to-day management of operational functions of a mortgaged property.

     The Lender Liability Act also provides that a lender will continue to have the benefit of the secured creditor exemption even if it forecloses on a mortgaged property, purchases it at a foreclosure sale or accepts a deed-in-lieu of foreclosure, provided that the lender seeks to sell that property at the earliest practicable commercially reasonable time on commercially reasonable terms.

     Other Federal and State Laws. Many states have statutes similar to CERCLA, and not all those statutes provide for a secured creditor exemption. In addition, under federal law, there is potential liability relating to hazardous wastes and underground storage tanks under the federal Resource Conservation and
Recovery Act.

     Some federal, state and local laws, regulations and ordinances govern the management, removal, encapsulation or disturbance of asbestos-containing materials. These laws, as well as common law standards, may--

     o    impose liability for releases of or exposure to asbestos-containing materials, and

     o    provide for third parties to seek recovery from owners or operators of real properties for personal injuries associated with those releases.

     Federal legislation requires owners of residential housing constructed prior to 1978 to disclose to potential residents or purchasers any known lead-based paint hazards and will impose treble damages for any failure to disclose. In addition, the ingestion of lead-based paint chips or dust particles by children can result in lead poisoning. If lead-based paint hazards exist at a property, then the owner of that property may be held liable for injuries and for the costs of removal or encapsulation of the lead-based paint.

     In a few states, transfers of some types of properties are conditioned upon cleanup of contamination prior to transfer. In these cases, a lender that becomes the owner of a property through foreclosure, deed in lieu of foreclosure or otherwise, may be required to clean up the contamination before selling or otherwise transferring the property.

     Beyond statute-based environmental liability, there exist common law causes of action related to hazardous environmental conditions on a property, such as actions based on nuisance or on toxic tort resulting in death, personal injury or damage to property. While it may be more difficult to hold a lender liable under common law causes of action, unanticipated or uninsured liabilities of the borrower may jeopardize the borrower's ability to meet its loan obligations.

                                      -103-

     Federal, state and local environmental regulatory requirements change often. It is possible that compliance with a new regulatory requirement could impose significant compliance costs on a borrower. These costs may jeopardize the borrower's ability to meet its loan obligations.

     Additional Considerations. The cost of remediating hazardous substance contamination at a property can be substantial. If a lender becomes liable, it can bring an action for contribution against the owner or operator who created the environmental hazard. However, that individual or entity may be without substantial assets. Accordingly, it is possible that the costs could become a liability of the related trust and occasion a loss to the related certificateholders.

     If the operations on a foreclosed property are subject to environmental laws and regulations, the lender will be required to operate the property in accordance with those laws and regulations. This compliance may entail substantial expense, especially in the case of industrial or manufacturing properties.

     In addition, a lender may be obligated to disclose environmental conditions on a property to government entities and/or to prospective buyers, including prospective buyers at a foreclosure sale or following foreclosure. This disclosure may decrease the amount that prospective buyers are willing to pay for the affected property, sometimes substantially.

DUE-ON-SALE AND DUE-ON-ENCUMBRANCE PROVISIONS

     Some or all of the mortgage loans underlying a series of offered certificates may contain due-on-sale and due-on-encumbrance clauses that purport to permit the lender to accelerate the maturity of the loan if the borrower transfers or encumbers the mortgaged property. In recent years, court decisions and legislative actions placed substantial restrictions on the right of lenders to enforce these clauses in many states. However, the Garn-St Germain Depository
Institutions Act of 1982 generally preempts state laws that prohibit the enforcement of due-on-sale clauses and permits lenders to enforce these clauses in accordance with their terms, subject to the limitations prescribed in that act and the regulations promulgated under that act.

JUNIOR LIENS; RIGHTS OF HOLDERS OF SENIOR LIENS

     Any of our trusts may include mortgage loans secured by junior liens, while the loans secured by the related senior liens may not be included in that trust.
The primary risk to holders of mortgage loans secured by junior liens is the possibility that adequate funds will not be received in connection with a foreclosure of the related senior liens to satisfy fully both the senior loans and the junior loan.

         In the event that a holder of a senior lien forecloses on a mortgaged property, the proceeds of the foreclosure or similar sale will be applied as follows:

     o    first, to the payment of court costs and fees in connection with the foreclosure;

     o    second, to real estate taxes;

     o    third, in satisfaction of all principal, interest, prepayment or acceleration penalties, if any, and any other sums due and owing to the holder of the senior liens; and

     o    last, in satisfaction of all principal, interest, prepayment and acceleration penalties, if any, and any other sums due and owing to the holder of the junior mortgage loan.

                                      -104-

SUBORDINATE FINANCING

     Some mortgage loans underlying a series of offered certificates may not restrict the ability of the borrower to use the mortgaged property as security for one or more additional loans, or the restrictions may be unenforceable.
Where a borrower encumbers a mortgaged property with one or more junior liens, the senior lender is subjected to the following additional risks:

     o    the borrower may have difficulty servicing and repaying multiple loans;

     o    if the subordinate financing permits recourse to the borrower, as is frequently the case, and the senior loan does not, a borrower may have more incentive to repay sums due on the subordinate loan;

     o    acts of the senior lender that prejudice the junior lender or impair the junior lender's security, such as the senior lender's agreeing to an increase in the principal amount of or the interest rate payable on the senior loan, may create a superior equity in favor of the junior lender;

     o    if the borrower defaults on the senior loan and/or any junior loan or loans, the existence of junior loans and actions taken by junior lenders can impair the security available to the senior lender and can interfere with or delay the taking of action by the senior lender; and

     o    the bankruptcy of a junior lender may operate to stay foreclosure or similar proceedings by the senior lender.

DEFAULT INTEREST AND LIMITATIONS ON PREPAYMENTS

     Notes and mortgages may contain provisions that obligate the borrower to pay a late charge or additional interest if payments are not timely made. They may also contain provisions that prohibit prepayments for a specified period and/or condition prepayments upon the borrower's payment of prepayment premium, fee or charge. In some states, there are or may be specific limitations upon the late charges that a lender may collect from a borrower for delinquent payments.
Some states also limit the amounts that a lender may collect from a borrower as an additional charge if the loan is prepaid. In addition, the enforceability of provisions that provide for prepayment premiums, fees and charges upon an involuntary prepayment is unclear under the laws of many states.

APPLICABILITY OF USURY LAWS

     Title V of the Depository Institutions Deregulation and Monetary Control
Act of 1980 provides that state usury limitations shall not apply to various types of residential, including multifamily, first mortgage loans originated by particular lenders after March 31, 1980. Title V authorized any state to reimpose interest rate limits by adopting, before April 1, 1983, a law or constitutional provision that expressly rejects application of the federal law.
In addition, even where Title V is not rejected, any state is authorized by the law to adopt a provision limiting discount points or other charges on mortgage loans covered by Title V. Some states have taken action to reimpose interest rate limits and/or to limit discount points or other charges.

AMERICANS WITH DISABILITIES ACT

     Under Title III of the Americans with Disabilities Act of 1990 and rules promulgated under that act, in order to protect individuals with disabilities, owners of public accommodations, such as hotels, restaurants, shopping centers, hospitals, schools and social service center establishments, must remove architectural and communication barriers which are structural in nature from existing places of public accommodation to the extent

                                     -105-

"readily achievable". In addition, under the ADA, alterations to a place of public accommodation or a commercial facility are to be made so that, to the maximum extent feasible, the altered portions are readily accessible to and usable by disabled individuals. The "readily achievable" standard takes into account, among other factors, the financial resources of the affected property owner, landlord or other applicable person. In addition to imposing a possible financial burden on the borrower in its capacity as owner or landlord, the ADA may also impose requirements on a foreclosing lender who succeeds to the interest of the borrower as owner or landlord. Furthermore, because the "readily achievable" standard may vary depending on the financial condition of the owner or landlord, a foreclosing lender that is financially more capable than the borrower of complying with the requirements of the ADA may be subject to more stringent requirements than those to which the borrower is subject.

SERVICEMEMBERS CIVIL RELIEF ACT

     Under the terms of the Servicemembers Civil Relief Act, as amended, a borrower who enters military service after the origination of the borrower's mortgage loan, including a borrower who was in reserve status and is called to active duty after origination of the mortgage loan, may not be charged interest, including fees and charges, above an annual rate of 6% during the period of the borrower's active duty status, unless a court orders otherwise upon application of the lender. The Relief Act applies to individuals who are members of the
Army, Navy, Air Force, Marines, National Guard, Reserves, Coast Guard and
officers of the U.S. Public Health Service assigned to duty with the military.
Because the Relief Act applies to individuals who enter military service, including reservists who are called to active duty, after origination of the related mortgage loan, no information can be provided as to the number of loans with individuals as borrowers that may be affected by the Relief Act.

     Application of the Relief Act would adversely affect, for an indeterminate period of time, the ability of a master servicer or special servicer to collect full amounts of interest on an affected mortgage loan. Any shortfalls in interest collections resulting from the application of the Relief Act would result in a reduction of the amounts payable to the holders of certificates of the related series, and would not be covered by advances or, unless otherwise specified in the related prospectus supplement, any form of credit support provided in connection with the certificates. In addition, the Relief Act imposes limitations that would impair the ability of a master servicer or special servicer to foreclose on an affected mortgage loan during the borrower's period of active duty status and, under some circumstances, during an additional three month period after the active duty status ceases.

FORFEITURES IN DRUG, RICO AND MONEY LAUNDERING PROCEEDINGS

     Federal law provides that property purchased or improved with assets derived from criminal activity or otherwise tainted, or used in the commission of certain offenses can be seized by and ordered forfeited to the United States of America. The offenses which can trigger such a seizure and forfeiture include, among others, violations of the Racketeer Influenced and Corrupt
Organizations Act, the Bank Secrecy Act, the anti-money laundering laws and regulations, including the Uniting and Strengthening America by Providing
Appropriate Tools Required to Intercept and Obstruct Terrorism Act (commonly referred to as the Patriot Act) and the regulations issued pursuant to that Act, as well as the narcotic drug laws. Under procedures contained in the
Comprehensive Crime Control Act of 1984, the government may seize the property even before conviction. The government must publish notice of the forfeiture proceeding and may give notice to all parties "known to have an alleged interest in the property," including the holders of mortgage loans.

     A lender may avoid forfeiture of its interest in the property if it establishes that--

     o    its mortgage was executed and recorded before commission of the illegal conduct from which the assets used to purchase or improve the property were derived or before any other crime upon which the forfeiture is based, or

                                      -106-

     o    the lender was, at the time of execution of the mortgage, "reasonably without cause to believe" that the property was subject to forfeiture.

     However, there is no assurance that such defense will be successful.

                         FEDERAL INCOME TAX CONSEQUENCES

GENERAL

     This is a general discussion of the material federal income tax consequences of owning the offered certificates. This discussion is directed to certificateholders that hold the offered certificates as capital assets within the meaning of Section 1221 of the Internal Revenue Code. It does not discuss all federal income tax consequences that may be relevant to owners of offered certificates, particularly as to investors subject to special treatment under the Internal Revenue Code, including:

     o    banks,

     o    insurance companies,

     o    foreign investors,

     o    tax exempt investors,

     o    holders whose "functional currency" is not the United States dollar,

     o    United States expatriates, and

     o    holders holding the offered certificates as part of a hedge, straddle or conversion transaction.

     Further, this discussion and any legal opinions referred to in this discussion are based on authorities that can change, or be differently interpreted, with possible retroactive effect. No rulings have been or will be sought from the IRS with respect to any of the federal income tax consequences discussed below. Accordingly, the IRS may take contrary positions.

     Investors and preparers of tax returns should be aware that under applicable Treasury regulations a provider of advice on specific issues of law is not considered an income tax return preparer unless the advice is--

     o    given with respect to events that have occurred at the time the advice is rendered, and

     o    is directly relevant to the determination of an entry on a tax return.

     Accordingly, even if this discussion addresses an issue regarding the tax treatment of the owner of the offered certificates, investors should consult their own tax advisors regarding that issue. Investors should do so not only as to federal taxes, but also as to state and local taxes. See "STATE AND OTHER TAX
CONSEQUENCES."

     The following discussion addresses securities of three general types:

     o    REMIC certificates, representing interests in a trust, or a portion of the assets of that trust, as to which a specified person or entity will make a real estate mortgage investment conduit, or REMIC, election under Sections 860A through 860G of the Internal Revenue
          Code;

                                      -107-

     o    FASIT certificates, representing interests in a trust, or a portion of the assets of that trust, as to which a specified person or entity will make a financial asset securitization investment trust, or FASIT, election within the meaning of Section 860L(a) of the Internal Revenue
          Code; and

     o    grantor trust certificates, representing interests in a trust, or a portion of the assets of that trust, as to which no REMIC or FASIT election will be made.

     We will indicate in the prospectus supplement for each series of offered certificates whether the related trustee, another party to the related Governing
Document or an agent appointed by that trustee or other party will act as tax administrator for the related trust. If the related tax administrator is required to make a REMIC or FASIT election, we also will identify in the related prospectus supplement all regular interests, residual interests and/or ownership interests, as applicable, in the resulting REMIC or FASIT.

     The following discussion is limited to certificates offered under this prospectus. In addition, this discussion applies only to the extent that the related trust holds only mortgage loans. If a trust holds assets other than mortgage loans, such as mortgage-backed securities, we will disclose in the related prospectus supplement the tax consequences associated with those other assets being included. In addition, if agreements other than guaranteed investment contracts are included in a trust to provide interest rate protection for the related offered certificates, the anticipated material tax consequences associated with those agreements also will be discussed in the related prospectus supplement. See "DESCRIPTION OF THE TRUST ASSETS--Arrangements
Providing Reinvestment, Interest Rate and Currency Related Protection."

     The following discussion is based in part on the rules governing original issue discount in Sections 1271-1273 and 1275 of the Internal Revenue Code and
in the Treasury regulations issued under those sections. It is also based in part on the rules governing REMICs in Sections 860A-860G of the Internal Revenue
Code and the rules governing FASITs in Sections 860H-860L of the Internal
Revenue Code and in the Treasury regulations issued or proposed under those sections. The regulations relating to original issue discount do not adequately address all issues relevant to, and in some instances provide that they are not applicable to, securities such as the offered certificates.

REMICs

     General. With respect to each series of offered certificates as to which the related tax administrator will make a REMIC election, our counsel will deliver its opinion generally to the effect that, assuming compliance with all provisions of the related Governing Document, and subject to any other assumptions set forth in the opinion:

     o    the related trust, or the relevant designated portion of the trust, will qualify as a REMIC, and

     o    those offered certificates will represent--

          1.   regular interests in the REMIC, or

          2.   residual interests in the REMIC.

     Any and all offered certificates representing interests in a REMIC will be either--

     o    REMIC regular certificates, representing regular interests in the
          REMIC, or

     o    REMIC residual certificates, representing residual interests in the
          REMIC.

                                      -108-

     If an entity electing to be treated as a REMIC fails to comply with the ongoing requirements of the Internal Revenue Code for REMIC status, it may lose its REMIC status. If so, the entity may become taxable as a corporation.
Therefore, the related certificates may not be given the tax treatment summarized below. Although the Internal Revenue Code authorizes the Treasury
Department to issue regulations providing relief in the event of an inadvertent termination of REMIC status, the Treasury Department has not done so. Any relief mentioned above, moreover, may be accompanied by sanctions. These sanctions could include the imposition of a corporate tax on all or a portion of a trust's income for the period in which the requirements for REMIC status are not satisfied. The Governing Document with respect to each REMIC will include provisions designed to maintain its status as a REMIC under the Internal Revenue
Code.

     Characterization of Investments in REMIC Certificates. Unless we state otherwise in the related prospectus supplement, the offered certificates that are REMIC certificates will be treated as--

     o    "real estate assets" within the meaning of Section 856(c)(5)(B) of the
          Internal Revenue Code in the hands of a real estate investment trust,
          and

     o    "loans secured by an interest in real property" or other assets described in Section 7701(a)(19)(C) of the Internal Revenue Code in
          the hands of a thrift institution,

in the same proportion that the assets of the related REMIC are so treated.

     However, to the extent that the REMIC assets constitute mortgage loans on property not used for residential or other prescribed purposes, the related offered certificates will not be treated as assets qualifying under Section
7701(a)(19)(C). If 95% or more of the assets of the REMIC qualify for any of the foregoing characterizations at all times during a calendar year, the related offered certificates will qualify for the corresponding status in their entirety for that calendar year.

     In addition, unless we state otherwise in the related prospectus supplement, offered certificates that are REMIC regular certificates will be:

     o    "qualified mortgages" within the meaning of Section 860G(a)(3) of the
          Internal Revenue Code in the hands of another REMIC if such REMIC regular certificates are transferred to another REMIC on its startup day in exchange for regular or residual interests in that other REMIC;
          and

     o    "permitted assets" under Section 860L(c)(1)(G) of the Internal Revenue
          Code for a FASIT.

     Finally, interest, including original issue discount, on offered certificates that are REMIC regular certificates, and income allocated to offered certificates that are REMIC residual certificates, will be interest described in Section 856(c)(3)(B) of the Internal Revenue Code if received by a real estate investment trust, to the extent that these certificates are treated as "real estate assets" within the meaning of Section 856(c)(5)(B) of the
Internal Revenue Code.

     The related tax administrator will determine the percentage of the REMIC's assets that constitute assets described in the above-referenced sections of the
Internal Revenue Code with respect to each calendar quarter based on the average adjusted basis of each category of the assets held by the REMIC during that calendar quarter. The related tax administrator will report those determinations to certificateholders in the manner and at the times required by applicable
Treasury regulations.

     The assets of the REMIC will include, in addition to mortgage loans--

     o    collections on mortgage loans held pending payment on the related offered certificates, and

                                      -109-

     o    any property acquired by foreclosure held pending sale, and may include amounts in reserve accounts.

     It is unclear whether property acquired by foreclosure held pending sale, and amounts in reserve accounts, would be considered to be part of the mortgage loans, or whether these assets otherwise would receive the same treatment as the mortgage loans for purposes of the above-referenced sections of the Internal
Revenue Code. In addition, in some instances, the mortgage loans may not be treated entirely as assets described in those sections of the Internal Revenue
Code. If so, we will describe in the related prospectus supplement those mortgage loans that are characterized differently. The Treasury regulations do provide, however, that cash received from collections on mortgage loans held pending payment is considered part of the mortgage loans for purposes of Section
856(c)(5)(B) of the Internal Revenue Code, relating to real estate investment trusts.

     To the extent a REMIC certificate represents ownership of an interest in a mortgage loan that is secured in part by the related borrower's interest in a bank account, that mortgage loan is not secured solely by real estate.
Accordingly:

     o    a portion of that certificate may not represent ownership of "loans secured by an interest in real property" or other assets described in
          Section 7701(a)(19)(C) of the Internal Revenue Code;

     o    a portion of that certificate may not represent ownership of "real estate assets" under Section 856(c)(5)(B) of the Internal Revenue
          Code; and

     o    the interest on that certificate may not constitute "interest on obligations secured by mortgages on real property" within the meaning of Section 856(c)(3)(B) of the Internal Revenue Code.

     Tiered REMIC Structures. For some series of REMIC certificates, the related tax administrator may make two or more REMIC elections as to the related trust for federal income tax purposes. As to each of these series of REMIC certificates, our counsel will opine that each portion of the related trust as to which a REMIC election is to be made will qualify as a REMIC. Each of these series will be treated as interests in one REMIC solely for purposes of determining:

     o    whether the related REMIC certificates will be "real estate assets"
          within the meaning of Section 856(c)(5)(B) of the Internal Revenue
          Code,

     o    whether the related REMIC certificates will be "loans secured by an interest in real property" under Section 7701(a)(19)(C) of the
          Internal Revenue Code, and

     o    whether the interest/income on the related REMIC certificates is interest described in Section 856(c)(3)(B) of the Internal Revenue
          Code.

     Taxation of Owners of REMIC Regular Certificates.

     General. Except as otherwise stated in this discussion, the Internal
Revenue Code treats REMIC regular certificates as debt instruments issued by the
REMIC and not as ownership interests in the REMIC or its assets. Holders of
REMIC regular certificates that otherwise report income under the cash method of accounting must nevertheless report income with respect to REMIC regular certificates under the accrual method.

     Original Issue Discount. Some REMIC regular certificates may be issued with original issue discount within the meaning of Section 1273(a) of the Internal
Revenue Code. Any holders of REMIC regular certificates issued with original issue discount generally will have to include original issue discount in income as it accrues, in accordance with a constant yield method, prior to the receipt of the cash attributable to that income. The Treasury

                                      -110-

Department has issued regulations under Sections 1271 to 1275 of the Internal
Revenue Code generally addressing the treatment of debt instruments issued with original issue discount. Section 1272(a)(6) of the Internal Revenue Code provides special rules applicable to the accrual of original issue discount on, among other things, REMIC regular certificates. The Treasury Department has not issued regulations under that section. You should be aware, however, that
Section 1272(a)(6) and the regulations under Sections 1271 to 1275 of the
Internal Revenue Code do not adequately address all issues relevant to, or are not applicable to, prepayable securities such as the offered certificates. We recommend that you consult with your own tax advisor concerning the tax treatment of your offered certificates.

     The Internal Revenue Code requires, in computing the accrual of original issue discount on REMIC regular certificates, that a reasonable assumption be used concerning the rate at which borrowers will prepay the mortgage loans held by the related REMIC. Further, adjustments must be made in the accrual of that original issue discount to reflect differences between the prepayment rate actually experienced and the assumed prepayment rate. The prepayment assumption is to be determined in a manner prescribed in Treasury regulations that the
Treasury Department has not yet issued. The Committee Report indicates that the regulations should provide that the prepayment assumption used with respect to a
REMIC regular certificate is determined once, at initial issuance, and must be the same as that used in pricing. The prepayment assumption used in reporting original issue discount for each series of REMIC regular certificates will be consistent with this standard and will be disclosed in the related prospectus supplement. However, neither we nor any other person will make any representation that the mortgage loans underlying any series of REMIC regular certificates will in fact prepay at a rate conforming to the prepayment assumption or at any other rate or that the IRS will not challenge on audit the prepayment assumption used.

     The original issue discount, if any, on a REMIC regular certificate will be the excess of its stated redemption price at maturity over its issue price.

     The issue price of a particular class of REMIC regular certificates will be the first cash price at which a substantial amount of those certificates are sold, excluding sales to bond houses, brokers and underwriters. If less than a substantial amount of a particular class of REMIC regular certificates is sold for cash on or prior to the related date of initial issuance of those certificates, the issue price for that class will be the fair market value of that class on the date of initial issuance.

     Under the Treasury regulations, the stated redemption price of a REMIC regular certificate is equal to the total of all payments to be made on that certificate other than qualified stated interest. Qualified stated interest is interest that is unconditionally payable at least annually, during the entire term of the instrument, at:

     o    a single fixed rate,

     o    a "qualified floating rate,"

     o    an "objective rate,"

     o    a combination of a single fixed rate and one or more "qualified floating rates,"

     o    a combination of a single fixed rate and one "qualified inverse floating rate," or

     o    a combination of "qualified floating rates" that does not operate in a manner that accelerates or defers interest payments on the REMIC regular certificate.

     In the case of REMIC regular certificates bearing adjustable interest rates, the determination of the total amount of original issue discount and the timing of the inclusion of that discount will vary according to the

                                      -111-

characteristics of those certificates. If the original issue discount rules apply to those certificates, we will describe in the related prospectus supplement the manner in which those rules will be applied with respect to those certificates in preparing information returns to the certificateholders and the
IRS.

     Some classes of REMIC regular certificates may provide that the first interest payment with respect to those certificates be made more than one month after the date of initial issuance, a period that is longer than the subsequent monthly intervals between interest payments. Assuming the accrual period for original issue discount is the monthly period that ends on each payment date, then, as a result of this long first accrual period, some or all interest payments may be required to be included in the stated redemption price of the
REMIC regular certificate and accounted for as original issue discount. Because interest on REMIC regular certificates must in any event be accounted for under an accrual method, applying this analysis would result in only a slight difference in the timing of the inclusion in income of the yield on the REMIC regular certificates.

     In addition, if the accrued interest to be paid on the first payment date is computed with respect to a period that begins prior to the date of initial issuance, a portion of the purchase price paid for a REMIC regular certificate will reflect that accrued interest. In those cases, information returns provided to the certificateholders and the IRS will be based on the position that the portion of the purchase price paid for the interest accrued prior to the date of initial issuance is treated as part of the overall cost of the REMIC regular certificate. Therefore, the portion of the interest paid on the first payment date in excess of interest accrued from the date of initial issuance to the first payment date is included in the stated redemption price of the REMIC regular certificate. However, the Treasury regulations state that all or some portion of this accrued interest may be treated as a separate asset, the cost of which is recovered entirely out of interest paid on the first payment date. It is unclear how an election to do so would be made under these regulations and whether this election could be made unilaterally by a certificateholder.

     Notwithstanding the general definition of original issue discount, original issue discount on a REMIC regular certificate will be considered to be de minimis if it is less than 0.25% of the stated redemption price of the certificate multiplied by its weighted average maturity. For this purpose, the weighted average maturity of a REMIC regular certificate is computed as the sum of the amounts determined, as to each payment included in the stated redemption price of the certificate, by multiplying:

     o    the number of complete years, rounding down for partial years, from the date of initial issuance, until that payment is expected to be made, presumably taking into account the prepayment assumption, by

     o    a fraction--

          1.   the numerator of which is the amount of the payment, and

          2.   the denominator of which is the stated redemption price at maturity of the certificate.

     Under the Treasury regulations, original issue discount of only a de minimis amount, other than de minimis original issue discount attributable to a so-called "teaser" interest rate or an initial interest holiday, will be included in income as each payment of stated principal is made, based on the product of:

     o    the total amount of the de minimis original issue discount, and

     o    a fraction--

          1.   the numerator of which is the amount of the principal payment,
               and

                                     -112-

          2.   the denominator of which is the outstanding stated principal amount of the subject REMIC regular certificate.

     The Treasury regulations also would permit you to elect to accrue de minimis original issue discount into income currently based on a constant yield method. See "--REMICs--Taxation of Owners of REMIC Regular Certificates--Market
Discount" below for a description of that election under the applicable Treasury regulations.

     If original issue discount on a REMIC regular certificate is in excess of a de minimis amount, the holder of the certificate must include in ordinary gross income the sum of the daily portions of original issue discount for each day during its taxable year on which it held the certificate, including the purchase date but excluding the disposition date. In the case of an original holder of a
REMIC regular certificate, the daily portions of original issue discount will be determined as described below in this "--Original Issue Discount" subsection.

     As to each accrual period, the related tax administrator will calculate the original issue discount that accrued during that accrual period. For these purposes, an accrual period is, unless we otherwise state in the related prospectus supplement, the period that begins on a date that corresponds to a payment date, or in the case of the first accrual period, begins on the date of initial issuance, and ends on the day preceding the immediately following payment date. The portion of original issue discount that accrues in any accrual period will equal the excess, if any, of:

     o    the sum of:

          1.   the present value, as of the end of the accrual period, of all of the payments remaining to be made on the subject REMIC regular certificate, if any, in future periods, presumably taking into account the prepayment assumption, and

          2.   the payments made on that certificate during the accrual period of amounts included in the stated redemption price, over

     o    the adjusted issue price of the subject REMIC regular certificate at the beginning of the accrual period.

     The adjusted issue price of a REMIC regular certificate is:

     o    the issue price of the certificate, increased by

     o    the total amount of original issue discount previously accrued on the certificate, reduced by

     o    the amount of all prior payments of amounts included in its stated
          redemption price.

The present value of the remaining payments referred to in item 1. of the second preceding sentence will be calculated:

     o    assuming that payments on the REMIC regular certificate will be received in future periods based on the related mortgage loans being prepaid at a rate equal to the prepayment assumption;

     o    using a discount rate equal to the original yield to maturity of the certificate, based on its issue price and the assumption that the related mortgage loans will be prepaid at a rate equal to the prepayment assumption; and

                                      -113-

     o    taking into account events, including actual prepayments, that have occurred before the close of the accrual period.

     The original issue discount accruing during any accrual period, computed as described above, will be allocated ratably to each day during the accrual period to determine the daily portion of original issue discount for that day.

     A subsequent purchaser of a REMIC regular certificate that purchases the certificate at a cost, excluding any portion of that cost attributable to accrued qualified stated interest, that is less than its remaining stated
redemption price, will also be required to include in gross income the daily portions of any original issue discount with respect to the certificate.
However, the daily portion will be reduced, if the cost is in excess of its adjusted issue price, in proportion to the ratio that the excess bears to the total original issue discount remaining to be accrued on the certificate. The adjusted issue price of a REMIC regular certificate, as of any date of determination, equals the sum of:

     o    the adjusted issue price or, in the case of the first accrual period, the issue price, of the certificate at the beginning of the accrual period which includes that date of determination, and

     o    the daily portions of original issue discount for all days during that accrual period prior to that date of determination.

     If the foregoing method for computing original issue discount results in a negative amount of original issue discount as to any accrual period with respect to a REMIC regular certificate held by you, the amount of original issue discount accrued for that accrual period will be zero. You may not deduct the negative amount currently. Instead, you will only be permitted to offset it against future positive original issue discount, if any, attributable to the certificate. Although not free from doubt, it is possible that you may be permitted to recognize a loss to the extent your basis in the certificate exceeds the maximum amount of payments that you could ever receive with respect to the certificate. However, the loss may be a capital loss, which is limited in its deductibility. The foregoing considerations are particularly relevant to certificates that have no, or a disproportionately small, amount of principal because they can have negative yields if the mortgage loans held by the related
REMIC prepay more quickly than anticipated. See "RISK FACTORS--The Investment
Performance of Your Offered Certificate Will Depend Upon Payments, Defaults and
Losses on the Underlying Mortgage Loans; and Those Payments, Defaults and Losses
May Be Highly Unpredictable."

     The Treasury regulations in some circumstances permit the holder of a debt instrument to recognize original issue discount under a method that differs from that used by the issuer. Accordingly, it is possible that you may be able to select a method for recognizing original issue discount that differs from that used by the trust in preparing reports to you and the IRS. Prospective purchasers of the REMIC regular certificates should consult their tax advisors concerning the tax treatment of these certificates in this regard.

     Market Discount. You will be considered to have purchased a REMIC regular certificate at a market discount if--

     o    in the case of a certificate issued without original issue discount, you purchased the certificate at a price less than its remaining stated principal amount, or

     o    in the case of a certificate issued with original issue discount, you purchased the certificate at a price less than its adjusted issue price.

     If you purchase a REMIC regular certificate with more than a de minimis amount of market discount, you will recognize gain upon receipt of each payment representing stated redemption price. Under Section 1276 of

                                     -114-

the Internal Revenue Code, you generally will be required to allocate the portion of each payment representing some or all of the stated redemption price first to accrued market discount not previously included in income. You must recognize ordinary income to that extent. You may elect to include market discount in income currently as it accrues rather than including it on a deferred basis in accordance with the foregoing. If made, this election will apply to all market discount bonds acquired by you on or after the first day of the first taxable year to which this election applies.

     The Treasury regulations also permit you to elect to accrue all interest and discount, including de minimis market or original issue discount, in income as interest, and to amortize premium, based on a constant yield method. Your making this election with respect to a REMIC regular certificate with market discount would be deemed to be an election to include currently market discount in income with respect to all other debt instruments with market discount that you acquire during the taxable year of the election or thereafter, and possibly previously acquired instruments. Similarly, your making this election as to a certificate acquired at a premium would be deemed to be an election to amortize bond premium, with respect to all debt instruments having amortizable bond premium that you own or acquire. See "--REMICs --Taxation of Owners of REMIC
Regular Certificates--Premium" below.

     Each of the elections described above to accrue interest and discount, and to amortize premium, with respect to a certificate on a constant yield method or as interest would be irrevocable except with the approval of the IRS.

     However, market discount with respect to a REMIC regular certificate will be considered to be de minimis for purposes of Section 1276 of the Internal
Revenue Code if the market discount is less than 0.25% of the remaining stated
redemption price of the certificate multiplied by the number of complete years to maturity remaining after the date of its purchase. In interpreting a similar rule with respect to original issue discount on obligations payable in installments, the Treasury regulations refer to the weighted average maturity of obligations. It is likely that the same rule will be applied with respect to market discount, presumably taking into account the prepayment assumption. If market discount is treated as de minimis under this rule, it appears that the actual discount would be treated in a manner similar to original issue discount of a de minimis amount. See "--REMICs--Taxation of Owners of REMIC Regular
Certificates--Original Issue Discount" above. This treatment would generally result in discount being included in income at a slower rate than discount would be required to be included in income using the method described above.

     Section 1276(b)(3) of the Internal Revenue Code specifically authorizes the
Treasury Department to issue regulations providing for the method for accruing market discount on debt instruments, the principal of which is payable in more than one installment. Until regulations are issued by the Treasury Department, the relevant rules described in the Committee Report apply. The Committee Report indicates that in each accrual period, you may accrue market discount on a REMIC regular certificate held by you, at your option:

     o    on the basis of a constant yield method,

     o    in the case of a certificate issued without original issue discount, in an amount that bears the same ratio to the total remaining market discount as the stated interest paid in the accrual period bears to the total amount of stated interest remaining to be paid on the certificate as of the beginning of the accrual period, or

     o    in the case of a certificate issued with original issue discount, in an amount that bears the same ratio to the total remaining market discount as the original issue discount accrued in the accrual period bears to the total amount of original issue discount remaining on the certificate at the beginning of the accrual period.

                                      -115-

     The prepayment assumption used in calculating the accrual of original issue discount is also used in calculating the accrual of market discount.

     To the extent that REMIC regular certificates provide for monthly or other periodic payments throughout their term, the effect of these rules may be to require market discount to be includible in income at a rate that is not significantly slower than the rate at which the discount would accrue if it were original issue discount. Moreover, in any event a holder of a REMIC regular certificate generally will be required to treat a portion of any gain on the sale or exchange of the certificate as ordinary income to the extent of the market discount accrued to the date of disposition under one of the foregoing methods, less any accrued market discount previously reported as ordinary income.

     Further, Section 1277 of the Internal Revenue Code may require you to defer a portion of your interest deductions for the taxable year attributable to any indebtedness incurred or continued to purchase or carry a REMIC regular certificate purchased with market discount. For these purposes, the de minimis rule referred to above applies. Any deferred interest expense would not exceed the market discount that accrues during the related taxable year and is, in general, allowed as a deduction not later than the year in which the related market discount is includible in income. If you have elected, however, to include market discount in income currently as it accrues, the interest deferral rule described above would not apply.

     Premium. A REMIC regular certificate purchased at a cost, excluding any portion of the cost attributable to accrued qualified stated interest, that is greater than its remaining stated redemption price will be considered to be purchased at a premium. You may elect under Section 171 of the Internal Revenue
Code to amortize the premium over the life of the certificate. If you elect to amortize bond premium, bond premium would be amortized on a constant yield method and would be applied as an offset against qualified stated interest. If made, this election will apply to all debt instruments having amortizable bond premium that you own or subsequently acquire. The IRS has issued regulations on the amortization of bond premium, but they specifically do not apply to holders of REMIC regular certificates.

     The Treasury regulations also permit you to elect to include all interest, discount and premium in income based on a constant yield method, further treating you as having made the election to amortize premium generally. See
"--Taxation of Owners of REMIC Regular Certificates--Market Discount" above. The
Committee Report states that the same rules that apply to accrual of market discount and require the use of a prepayment assumption in accruing market discount with respect to REMIC regular certificates without regard to whether those certificates have original issue discount, will also apply in amortizing bond premium under Section 171 of the Internal Revenue Code.

     Whether you will be treated as holding a REMIC regular certificate with amortizable bond premium will depend on--

     o    the purchase price paid for your offered certificate, and

     o    the payments remaining to be made on your offered certificate at the time of its acquisition by you.

     If you acquire an interest in any class of REMIC regular certificates issued at a premium, you should consider consulting your own tax advisor regarding the possibility of making an election to amortize the premium.

     Realized Losses. Under Section 166 of the Internal Revenue Code, if you are
either a corporate holder of a REMIC regular certificate or a noncorporate holder of a REMIC regular certificate that acquires the certificate in connection with a trade or business, you should be allowed to deduct, as ordinary losses, any losses sustained during a taxable year in which your offered certificate becomes wholly or partially worthless as the result of one

                                      -116-

or more realized losses on the related mortgage loans. However, if you are a noncorporate holder that does not acquire a REMIC regular certificate in connection with a trade or business, it appears that--

     o    you will not be entitled to deduct a loss under Section 166 of the
          Internal Revenue Code until your offered certificate becomes wholly worthless, which is when its principal balance has been reduced to zero, and

     o    the loss will be characterized as a short-term capital loss.

     You will also have to accrue interest and original issue discount with respect to your REMIC regular certificate, without giving effect to any reductions in payments attributable to defaults or delinquencies on the related mortgage loans, until it can be established that those payment reductions are not recoverable. As a result, your taxable income in a period could exceed your economic income in that period. If any of those amounts previously included in taxable income are not ultimately received due to a loss on the related mortgage loans, you should be able to recognize a loss or reduction in income. However, the law is unclear with respect to the timing and character of this loss or reduction in income.

     Taxation of Owners of REMIC Residual Certificates.

     General. Although a REMIC is a separate entity for federal income tax purposes, the Internal Revenue Code does not subject a REMIC to entity-level taxation, except with regard to prohibited transactions and the other transactions described under "--REMICs--Prohibited Transactions Tax and Other
Taxes" below. Rather, a holder of REMIC residual certificates must generally include in income the taxable income or net loss of the related REMIC.
Accordingly, the Internal Revenue Code treats the REMIC residual certificates much differently than it would if they were direct ownership interests in the related mortgage loans or as debt instruments issued by the related REMIC.

     Holders of REMIC residual certificates generally will be required to report their daily portion of the taxable income or, subject to the limitations noted
in this discussion, the net loss of the related REMIC for each day during a calendar quarter that they own those certificates. For this purpose, the taxable income or net loss of the REMIC will be allocated to each day in the calendar quarter ratably using a "30 days per month/90 days per quarter/360 days per year" convention unless we otherwise disclose in the related prospectus supplement. These daily amounts then will be allocated among the holders of the
REMIC residual certificates in proportion to their respective ownership interests on that day. Any amount included in the residual certificateholders'
gross income or allowed as a loss to them by virtue of this paragraph will be treated as ordinary income or loss. The taxable income of the REMIC will be determined under the rules described below in "--REMICs--Taxation of Owners of
REMIC Residual Certificates--Taxable Income of the REMIC." Holders of REMIC
residual certificates must report the taxable income of the related REMIC without regard to the timing or amount of cash payments by the REMIC until the
REMIC's termination. Income derived from the REMIC residual certificates will be
"portfolio income" for the purposes of the limitations under Section 469 of the
Internal Revenue Code on the deductibility of "passive losses."

     A holder of a REMIC residual certificate that purchased the certificate from a prior holder also will be required to report on its federal income tax return amounts representing its daily share of the taxable income, or net loss, of the related REMIC for each day that it holds the REMIC residual certificate.
These daily amounts generally will equal the amounts of taxable income or net loss determined as described above. The Committee Report indicates that modifications of the general rules may be made, by regulations, legislation or otherwise to reduce, or increase, the income of a holder of a REMIC residual certificate. These modifications would occur when a holder purchases the REMIC residual certificate from a prior holder at a price other than the adjusted basis that the REMIC residual certificate would have had in the hands of an original holder of that certificate. The Treasury regulations, however, do not provide for these modifications.

                                      -117-

     Any payments that you receive from the seller of a REMIC residual certificate in connection with the acquisition of that certificate will be income to you.

     The Treasury Department has issued final regulations, effective May 11,
2004, which address the federal income tax treatment of "inducement fees"
received by transferees of noneconomic REMIC residual interests. The final regulations require inducement fees to be included in income over a period reasonably related to the period in which the related REMIC residual interest is expected to generate taxable income or net loss to its holder. The final regulations provide two safe harbor methods which permit transferees to include inducement fees in income, either (i) in the same amounts and over the same period that the taxpayer uses for financial reporting purposes, provided that such period is not shorter than the period the REMIC is expected to generate taxable income or (ii) ratably over the remaining anticipated weighted average life of all the regular and residual interests issued by the REMIC, determined based on actual distributions projected as remaining to be made on such interests under the prepayment assumption. If the holder of a REMIC residual interest sells or otherwise disposes of the residual certificate, any unrecognized portion of the inducement fee must be taken into account at the time of the sale or disposition. The final regulations also provide that an inducement fee shall be treated as income from sources within the United States.
In addition, the IRS has issued administrative guidance addressing the procedures by which transferees of noneconomic REMIC residual interests may obtain automatic consent from the IRS to change the method of accounting for
REMIC inducement fee income to one of the safe harbor methods provided in these final regulations (including a change from one safe harbor method to the other safe harbor method). Prospective purchasers of the REMIC residual certificates should consult with their tax advisors regarding the effect of these final regulations and the related guidance regarding the procedures for obtaining automatic consent to change the method of accounting.

     Tax liability with respect to the amount of income that holders of REMIC residual certificates will be required to report, will often exceed the amount of cash payments received from the related REMIC for the corresponding period.
Consequently, you should have--

     o    other sources of funds sufficient to pay any federal income taxes due as a result of your ownership of REMIC residual certificates, or

     o    unrelated deductions against which income may be offset.

See, however, the rules discussed below relating to:

     o    excess inclusions,

     o    residual interests without significant value, and

     o    noneconomic residual interests.

     The fact that the tax liability associated with this income allocated to you may exceed the cash payments received by you for the corresponding period may significantly and adversely affect their after-tax rate of return. This disparity between income and payments may not be offset by corresponding losses or reductions of income attributable to your REMIC residual certificates until subsequent tax years. Even then, the extra income may not be completely offset due to changes in the Internal Revenue Code, tax rates or character of the income or loss. Therefore, REMIC residual certificates will ordinarily have a negative value at the time of issuance. See "RISK FACTORS--Residual Interests in a Real Estate Mortgage Investment Conduit Have Adverse Tax Consequences."

                                      -118-

     Taxable Income of the REMIC. The taxable income of a REMIC will equal:

     o    the income from the mortgage loans and other assets of the REMIC; plus

     o    any cancellation of indebtedness income due to the allocation of realized losses to those REMIC certificates constituting regular interests in the REMIC; less the following items--

          1.   the deductions allowed to the REMIC for interest, including original issue discount but reduced by any premium on issuance, on any class of REMIC certificates constituting regular interests in the REMIC, whether offered or not,

          2.   amortization of any premium on the mortgage loans held by the
               REMIC,

          3.   bad debt losses with respect to the mortgage loans held by the
               REMIC, and

          4.   except as described below in this "--Taxable Income of the REMIC"
               subsection, servicing, administrative and other expenses.

     For purposes of determining its taxable income, a REMIC will have an initial aggregate basis in its assets equal to the sum of the issue prices of all REMIC certificates, or in the case of REMIC certificates not sold initially, their fair market values. The aggregate basis will be allocated among the mortgage loans and the other assets of the REMIC in proportion to their respective fair market values. The issue price of any REMIC certificates offered hereby will be determined in the manner described above under
"--REMICs--Taxation of Owners of REMIC Regular Certificates--Original Issue
Discount." The issue price of a REMIC certificate received in exchange for an interest in mortgage loans or other property will equal the fair market value of the interests in the mortgage loans or other property. Accordingly, if one or more classes of REMIC certificates are retained initially rather than sold, the related tax administrator may be required to estimate the fair market value of these interests in order to determine the basis of the REMIC in the mortgage loans and other property held by the REMIC.

     Subject to possible application of the de minimis rules, the method of accrual by a REMIC of original issue discount income and market discount income with respect to mortgage loans that it holds will be equivalent to the method for accruing original issue discount income for holders of REMIC regular certificates. That method is a constant yield method taking into account the prepayment assumption. However, a REMIC that acquires loans at a market discount must include that market discount in income currently, as it accrues, on a constant yield basis. See "--REMICs--Taxation of Owners of REMIC Regular
Certificates" above, which describes a method for accruing the discount income that is analogous to that required to be used by a REMIC as to mortgage loans with market discount that it holds.

     A REMIC will acquire a mortgage loan with discount, or premium, to the extent that the REMIC's basis, determined as described in the preceding paragraph, is different from its stated redemption price. Discount will be includible in the income of the REMIC as it accrues, in advance of receipt of the cash attributable to that income, under a method similar to the method described above for accruing original issue discount on the REMIC regular certificates. A REMIC probably will elect under Section 171 of the Internal
Revenue Code to amortize any premium on the mortgage loans that it holds.
Premium on any mortgage loan to which this election applies may be amortized under a constant yield method, presumably taking into account the prepayment assumption.

     A REMIC will be allowed deductions for interest, including original issue discount, on all of the certificates that constitute regular interests in the
REMIC, whether or not offered hereby, as if those certificates were indebtedness of the REMIC. Original issue discount will be considered to accrue for this purpose as

                                     -119-

described above under "--REMICs--Taxation of Owners of REMIC Regular
Certificates--Original Issue Discount." However, the de minimis rule described in that section will not apply in determining deductions.

     If a class of REMIC regular certificates is issued at a price in excess of the stated redemption price of that class, the net amount of interest deductions that are allowed to the REMIC in each taxable year with respect to those certificates will be reduced by an amount equal to the portion of that excess that is considered to be amortized in that year. It appears that this excess should be amortized under a constant yield method in a manner analogous to the method of accruing original issue discount described above under
"--REMICs--Taxation of Owners of REMIC Regular Certificates--Original Issue
Discount."

     As a general rule, the taxable income of a REMIC will be determined as if the REMIC were an individual having the calendar year as its taxable year and using the accrual method of accounting. However, no item of income, gain, loss or deduction allocable to a prohibited transaction will be taken into account.
See "--REMICs--Prohibited Transactions Tax and Other Taxes" below. Further, the limitation on miscellaneous itemized deductions imposed on individuals by
Section 67 of the Internal Revenue Code will not be applied at the REMIC level so that the REMIC will be allowed full deductions for servicing, administrative and other non-interest expenses in determining its taxable income. All those expenses will be allocated as a separate item to the holders of the related
REMIC certificates, subject to the limitation of Section 67 of the Internal
Revenue Code. See "--REMICs--Taxation of Owners of REMIC Residual
Certificates--Possible Pass-Through of Miscellaneous Itemized Deductions" below.
If the deductions allowed to the REMIC exceed its gross income for a calendar quarter, the excess will be the net loss for the REMIC for that calendar quarter.

     Basis Rules, Net Losses and Distributions. The adjusted basis of a REMIC residual certificate will be equal to:

     o    the amount paid for that REMIC residual certificate,

     o    increased by amounts included in the income of the holder of that
          REMIC residual certificate, and

     o    decreased, but not below zero, by payments made, and by net losses allocated, to the holder of that REMIC residual certificate.

     A holder of a REMIC residual certificate is not allowed to take into account any net loss for any calendar quarter to the extent that the net loss exceeds the adjusted basis to that holder as of the close of that calendar quarter, determined without regard to that net loss. Any loss that is not currently deductible by reason of this limitation may be carried forward indefinitely to future calendar quarters and, subject to the same limitation, may be used only to offset income from the REMIC residual certificate.

     Any distribution on a REMIC residual certificate will be treated as a nontaxable return of capital to the extent it does not exceed the holder's adjusted basis in the REMIC residual certificate. To the extent a distribution on a REMIC residual certificate exceeds the holder's adjusted basis, it will be treated as gain from the sale of that REMIC residual certificate.

     A holder's basis in a REMIC residual certificate will initially equal the amount paid for the certificate and will be increased by that holder's allocable share of taxable income of the related REMIC. However, these increases in basis may not occur until the end of the calendar quarter, or perhaps the end of the calendar year, with respect to which the related REMIC's taxable income is allocated to that holder. To the extent the initial basis of the holder of a
REMIC residual certificate is less than the distributions to that holder, and increases in the initial basis either occur after these distributions or, together with the initial basis, are less than the amount of these payments, gain will be recognized to that holder on these distributions. This gain will be treated as gain from the sale of its REMIC residual certificate.

                                      -120-

     The effect of these rules is that a holder of a REMIC residual certificate may not amortize its basis in a REMIC residual certificate, but may only recover its basis:

     o    through distributions,

     o    through the deduction of any net losses of the REMIC, or

     o    upon the sale of its REMIC residual certificate.

See "--REMICs--Sales of REMIC Certificates" below.

     For a discussion of possible modifications of these rules that may require adjustments to income of a holder of a REMIC residual certificate other than an original holder see "--REMICs--Taxation of Owners of REMIC Residual
Certificates--General" above. These adjustments could require a holder of a
REMIC residual certificate to account for any difference between the cost of the certificate to the holder and the adjusted basis of the certificate would have been in the hands of an original holder.

     Excess Inclusions. Any excess inclusions with respect to a REMIC residual certificate will be subject to federal income tax in all events. In general, the excess inclusions with respect to a REMIC residual certificate for any calendar quarter will be the excess, if any, of:

     o    the daily portions of REMIC taxable income allocable to that certificate, over

     o    the sum of the daily accruals for each day during the quarter that the certificate was held by that holder.

     The daily accruals of a holder of a REMIC residual certificate will be determined by allocating to each day during a calendar quarter its ratable portion of a numerical calculation. That calculation is the product of the adjusted issue price of the REMIC residual certificate at the beginning of the calendar quarter and 120% of the long-term Federal rate in effect on the date of initial issuance. For this purpose, the adjusted issue price of a REMIC residual certificate as of the beginning of any calendar quarter will be equal to:

     o    the issue price of the certificate, increased by

     o    the sum of the daily accruals for all prior quarters, and decreased, but not below zero, by

     o    any payments made with respect to the certificate before the beginning of that quarter.

     The issue price of a REMIC residual certificate is the initial offering price to the public at which a substantial amount of the REMIC residual certificates were sold, but excluding sales to bond houses, brokers and underwriters or, if no sales have been made, their initial value. The long-term
Federal rate is an average of current yields on Treasury securities with a remaining term of greater than nine years, computed and published monthly by the
IRS.

     Although it has not done so, the Treasury Department has authority to issue regulations that would treat the entire amount of income accruing on a REMIC residual certificate as excess inclusions if the REMIC residual interest evidenced by that certificate is considered not to have significant value.

     For holders of REMIC residual certificates, excess inclusions:

     o    will not be permitted to be offset by deductions, losses or loss carryovers from other activities,

                                      -121-

     o    will be treated as unrelated business taxable income to an otherwise tax-exempt organization, and

     o    will not be eligible for any rate reduction or exemption under any applicable tax treaty with respect to the 30% United States withholding tax imposed on payments to holders of REMIC residual certificates that are foreign investors.

See, however, "--REMICs--Foreign Investors in REMIC Certificates" below.

     Furthermore, for purposes of the alternative minimum tax:

     o    excess inclusions will not be permitted to be offset by the alternative tax net operating loss deduction, and

     o    alternative minimum taxable income may not be less than the taxpayer's excess inclusions.

     This last rule has the effect of preventing non-refundable tax credits from reducing the taxpayer's income tax to an amount lower than the alternative minimum tax on excess inclusions.

     In the case of any REMIC residual certificates held by a real estate investment trust, or REIT, the total excess inclusions with respect to these
REMIC residual certificates will be allocated among the shareholders of the REIT in proportion to the dividends received by the shareholders from the REIT. Any amount so allocated will be treated as an excess inclusion with respect to a
REMIC residual certificate as if held directly by the shareholder. The total excess inclusions referred to in the previous sentence will be reduced, but not below zero, by any REIT taxable income, within the meaning of Section 857(b)(2)
of the Internal Revenue Code, other than any net capital gain. Treasury regulations yet to be issued could apply a similar rule to:

     o    regulated investment companies,

     o    common trusts, and

     o    some cooperatives.

The Treasury regulations, however, currently do not address this subject.

     Noneconomic REMIC Residual Certificates. Under the Treasury regulations, transfers of noneconomic REMIC residual certificates will be disregarded for all federal income tax purposes if "a significant purpose of the transfer was to enable the transferor to impede the assessment or collection of tax." If a transfer is disregarded, the purported transferor will continue to remain liable for any taxes due with respect to the income on the noneconomic REMIC residual certificate. The Treasury regulations provide that a REMIC residual certificate is noneconomic unless, based on the prepayment assumption and on any required or permitted clean up calls, or required liquidation provided for in the related
Governing Document:

     o    the present value of the expected future payments on the REMIC residual certificate equals at least the present value of the expected tax on the anticipated excess inclusions, and

     o    the transferor reasonably expects that the transferee will receive payments with respect to the REMIC residual certificate at or after the time the taxes accrue on the anticipated excess inclusions in an amount sufficient to satisfy the accrued taxes.

                                      -122-

     The present value calculation referred to above is calculated using the applicable Federal rate for obligations whose term ends on the close of the last quarter in which excess inclusions are expected to accrue with respect to the
REMIC residual certificate. This rate is computed and published monthly by the
IRS.

     Accordingly, all transfers of REMIC residual certificates that may constitute noneconomic residual interests will be subject to restrictions under the terms of the related Governing Document that are intended to reduce the possibility of any transfer being disregarded. These restrictions will require an affidavit:

     o    from each party to the transfer, stating that no purpose of the transfer is to impede the assessment or collection of tax,

     o    from the prospective transferee, providing representations as to its financial condition and that it understands that, as the transferee of the non-economic REMIC residual certificate, it may incur tax liabilities in excess of any cash flows generated by the REMIC residual certificate and that such transferee intends to pay its taxes associated with holding such REMIC residual certificate as they become due, and

     o    from the prospective transferor, stating that it has made a reasonable investigation to determine the transferee's historic payment of its debts and ability to continue to pay its debts as they come due in the future.

     Final Treasury regulations issued on July 18, 2002 (the "Safe Harbor
Regulations"), provide that transfers of noneconomic residual interests must meet two additional requirements to qualify for the safe harbor: (i) the transferee must represent that it will not cause income from the noneconomic residual interest to be attributable to a foreign permanent establishment or fixed base (within the meaning of an applicable income tax treaty, hereafter a
"foreign branch") of the transferee or another U.S. taxpayer, and (ii) the transfer must satisfy either an "asset test" or a "formula test" provided under the REMIC Regulations. A transfer to an "eligible corporation," generally a domestic corporation, will satisfy the asset test if: at the time of the transfer, and at the close of each of the transferee's two fiscal years preceding the transferee's fiscal year of transfer, the transferee's gross and net assets for financial reporting purposes exceed $100 million and $10 million, respectively, in each case, exclusive of any obligations of certain related persons, the transferee agrees in writing that any subsequent transfer of the interest will be to another eligible corporation in a transaction that satisfies the asset test, and the transferor does not know or have reason to know, that the transferee will not honor these restrictions on subsequent transfers, and a reasonable person would not conclude, based on the facts and circumstances known to the transferor on or before the date of the transfer (specifically including the amount of consideration paid in connection with the transfer of the noneconomic residual interest) that the taxes associated with the residual interest will not be paid. In addition, the direct or indirect transfer of the residual interest to a foreign branch of a domestic corporation is not treated as a transfer to an eligible corporation under the asset test. The "formula test" makes the safe harbor unavailable unless the present value of the anticipated tax liabilities associated with holding the residual interest did not exceed the sum of:

     o    the present value of any consideration given to the transferee to acquire the interest,

     o    the present value of the expected future distributions on the interest, and

     o    the present value of the anticipated tax savings associated with the holding of the interest as the REMIC generates losses.

     Present values must be computed using a discount rate equal to the applicable Federal short-term rate.

                                      -123-

     If the transferee has been subject to the alternative minimum tax in the preceding two years and will compute its taxable income in the current taxable year using the alternative minimum tax rate, then it may use the alternative minimum tax rate in lieu of the corporate tax rate. In addition, the direct or indirect transfer of the residual interest to a foreign branch of a domestic corporation is not eligible for the formula test.

     The Governing Document will require that all transferees of residual certificates furnish an affidavit as to the applicability of one of the safe harbors of the Safe Harbor Regulations, unless the transferor has waived the requirement that the transferee do so.

     Prospective investors should consult their own tax advisors as to the applicability and effect of these alternative safe harbor tests.

     Prior to purchasing a REMIC residual certificate, prospective purchasers should consider the possibility that a purported transfer of a REMIC residual certificate to another party at some future date may be disregarded in accordance with the above-described rules. This would result in the retention of tax liability by the transferor with respect to that purported transfer.

     We will disclose in the related prospectus supplement whether the offered
REMIC residual certificates may be considered noneconomic residual interests under the Treasury regulations. However, we will base any disclosure that a
REMIC residual certificate will not be considered noneconomic upon various assumptions. Further, we will make no representation that a REMIC residual certificate will not be considered noneconomic for purposes of the above-described rules.

     See "--REMICs--Foreign Investors in REMIC Certificates" below for additional restrictions applicable to transfers of REMIC residual certificates to foreign persons.

     Mark-to-Market Rules. Regulations under Section 475 of the Internal Revenue
Code require that a securities dealer mark to market securities held for sale to customers. This mark-to-market requirement applies to all securities owned by a dealer, except to the extent that the dealer has specifically identified a security as held for investment. These regulations provide that for purposes of this mark-to-market requirement, a REMIC residual certificate is not treated as a security for purposes of Section 475 of the Internal Revenue Code. Thus, a
REMIC residual certificate is not subject to the mark-to-market rules. We recommend that prospective purchasers of a REMIC residual certificate consult their tax advisors regarding these regulations.

     Transfers of REMIC Residual Certificates to Investors That Are Foreign
Persons. Unless we otherwise state in the related prospectus supplement, transfers of REMIC residual certificates to investors that are foreign persons under the Internal Revenue Code will be prohibited under the related Governing
Documents.

     Pass-Through of Miscellaneous Itemized Deductions. Fees and expenses of a
REMIC generally will be allocated to the holders of the related REMIC residual certificates. The applicable Treasury regulations indicate, however, that in the case of a REMIC that is similar to a single class grantor trust, all or a portion of these fees and expenses should be allocated to the holders of the related REMIC regular certificates. Unless we state otherwise in the related prospectus supplement, however, these fees and expenses will be allocated to holders of the related REMIC residual certificates in their entirety and not to the holders of the related REMIC regular certificates.

     If the holder of a REMIC certificate receives an allocation of fees and expenses in accordance with the preceding discussion, and if that holder is:

     o    an individual,

                                     -124-

     o    an estate or trust, or

     o    a Pass-Through Entity beneficially owned by one or more individuals, estates or trusts,

     then--

     o    an amount equal to this individual's, estate's or trust's share of these fees and expenses will be added to the gross income of this holder, and

     o    the individual's, estate's or trust's share of these fees and expenses will be treated as a miscellaneous itemized deduction allowable subject to the limitation of Section 67 of the Internal Revenue Code, which permits the deduction of these fees and expenses only to the extent they exceed, in total, 2% of a taxpayer's adjusted gross income.

     In addition, Section 68 of the Internal Revenue Code currently provides that the amount of itemized deductions otherwise allowable for an individual whose adjusted gross income exceeds a specified amount will be reduced. Such reduction is scheduled to be phased out between 2006 and 2010.

     Furthermore, in determining the alternative minimum taxable income of a holder of a REMIC certificate that is--

     o    an individual,

     o    an estate or trust, or

     o    a Pass-Through Entity beneficially owned by one or more individuals, estates or trusts,

no deduction will be allowed for the holder's allocable portion of servicing fees and other miscellaneous itemized deductions of the REMIC, even though an amount equal to the amount of these fees and other deductions will be included in the holder's gross income.

     The amount of additional taxable income reportable by holders of REMIC certificates that are subject to the limitations of either Section 67 or Section
68 of the Internal Revenue Code, or the complete disallowance of the related expenses for alternative minimum tax purposes, may be substantial.

     Accordingly, REMIC certificates to which these expenses are allocated will generally not be appropriate investments for:

     o    an individual,

     o    an estate or trust, or

     o    a Pass-Through Entity beneficially owned by one or more individuals, estates or trusts.

     We recommend that those prospective investors consult with their tax advisors prior to making an investment in a REMIC certificate to which these expenses are allocated.

                                     -125-

     Sales of REMIC Certificates. If a REMIC certificate is sold, the selling certificateholder will recognize gain or loss equal to the difference between the amount realized on the sale and its adjusted basis in the REMIC certificate.
The adjusted basis of a REMIC regular certificate generally will equal:

     o    the cost of the certificate to that certificateholder, increased by

     o    income reported by that certificateholder with respect to the certificate, including original issue discount and market discount income, and reduced, but not below zero, by

     o    payments on the certificate received by that certificateholder, amortized premium and realized losses allocated to the certificate and previously deducted by the certificateholder.

     The adjusted basis of a REMIC residual certificate will be determined as described above under "--REMICs--Taxation of Owners of REMIC Residual
Certificates--Basis Rules, Net Losses and Distributions." Except as described below in this "--Sales of REMIC Certificates" subsection, any gain or loss from your sale of a REMIC certificate will be capital gain or loss, provided that you hold the certificate as a capital asset within the meaning of Section 1221 of the Internal Revenue Code, which is generally property held for investment.

     In addition to the recognition of gain or loss on actual sales, the
Internal Revenue Code requires the recognition of gain, but not loss, upon the constructive sale of an appreciated financial position. A constructive sale of an appreciated financial position occurs if a taxpayer enters into a transaction or series of transactions that have the effect of substantially eliminating the taxpayer's risk of loss and opportunity for gain with respect to the financial instrument. Debt instruments that--

     o    entitle the holder to a specified principal amount,

     o    pay interest at a fixed or variable rate, and

     o    are not convertible into the stock of the issuer or a related party,

cannot be the subject of a constructive sale for this purpose. Because most
REMIC regular certificates meet this exception, Section 1259 will not apply to most REMIC regular certificates. However, REMIC regular certificates that have no, or a disproportionately small, amount of principal, can be the subject of a constructive sale.

     Finally, a taxpayer may elect to have net capital gain taxed at ordinary income rates rather than capital gains rates in order to include the net capital gain in total net investment income for the taxable year. A taxpayer would do so because of the rule that limits the deduction of interest on indebtedness incurred to purchase or carry property held for investment to a taxpayer's net investment income.

     As of the date of this prospectus, the Internal Revenue Code provides for lower rates as to long-term capital gains than those applicable to the short-term capital gains and ordinary income recognized or received by individuals. No similar rate differential exists for corporations. In addition, the distinction between a capital gain or loss and ordinary income or loss is relevant for other purposes to both individuals and corporations.

     Gain from the sale of a REMIC regular certificate that might otherwise be a capital gain will be treated as ordinary income to the extent that the gain does not exceed the excess, if any, of:

     o    the amount that would have been includible in the seller's income with respect to that REMIC regular certificate assuming that income had accrued on the certificate at a rate equal to 110% of the applicable
          Federal rate determined as of the date of purchase of the certificate, which is a rate

                                     -126-

          based on an average of current yields on Treasury securities having a maturity comparable to that of the certificate based on the application of the prepayment assumption to the certificate, over

     o    the amount of ordinary income actually includible in the seller's income prior to that sale.

     In addition, gain recognized on the sale of a REMIC regular certificate by a seller who purchased the certificate at a market discount will be taxable as ordinary income in an amount not exceeding the portion of that discount that accrued during the period the certificate was held by the seller, reduced by any market discount included in income under the rules described above under
"--REMICs--Taxation of Owners of REMIC Regular Certificates--Market Discount"
and "--Premium."

     REMIC certificates will be "evidences of indebtedness" within the meaning of Section 582(c)(1) of the Internal Revenue Code, so that gain or loss recognized from the sale of a REMIC certificate by a bank or thrift institution to which that section of the Internal Revenue Code applies will be ordinary income or loss.

     A portion of any gain from the sale of a REMIC regular certificate that might otherwise be capital gain may be treated as ordinary income to the extent that a holder holds the certificate as part of a "conversion transaction" within the meaning of Section 1258 of the Internal Revenue Code. A conversion transaction generally is one in which the taxpayer has taken two or more positions in the same or similar property that reduce or eliminate market risk, if substantially all of the taxpayer's return is attributable to the time value of the taxpayer's net investment in that transaction. The amount of gain so realized in a conversion transaction that is recharacterized as ordinary income generally will not exceed the amount of interest that would have accrued on the taxpayer's net investment at 120% of the appropriate applicable Federal rate at the time the taxpayer enters into the conversion transaction, subject to appropriate reduction for prior inclusion of interest and other ordinary income items from the transaction.

     Except as may be provided in Treasury regulations yet to be issued, a loss realized on the sale of a REMIC residual certificate will be subject to the
"wash sale" rules of Section 1091 of the Internal Revenue Code, if during the period beginning six months before, and ending six months after, the date of that sale the seller of that certificate:

     o    reacquires that same REMIC residual certificate,

     o    acquires any other residual interest in a REMIC, or

     o    acquires any similar interest in a taxable mortgage pool, as defined in Section 7701(i) of the Internal Revenue Code.

In that event, any loss realized by the holder of a REMIC residual certificate on the sale will not be recognized or deductible currently, but instead will be added to that holder's adjusted basis in the newly-acquired asset.

     Prohibited Transactions Tax and Other Taxes. The Internal Revenue Code
imposes a tax on REMICs equal to 100% of the net income derived from prohibited transactions. In general, subject to specified exceptions, a prohibited transaction includes:

     o    the disposition of a non-defaulted mortgage loan,

     o    the receipt of income from a source other than a mortgage loan or other permitted investments,

     o    the receipt of compensation for services, or

                                     -127-

     o    the gain from the disposition of an asset purchased with collections on the mortgage loans for temporary investment pending payment on the
          REMIC certificates.

     It is not anticipated that any REMIC will engage in any prohibited transactions as to which it would be subject to this tax.

     In addition, some contributions to a REMIC made after the day on which the
REMIC issues all of its interests could result in the imposition of a tax on the
REMIC equal to 100% of the value of the contributed property. The related
Governing Document will include provisions designed to prevent the acceptance of any contributions that would be subject to this tax.

     REMICs also are subject to federal income tax at the highest corporate rate on Net Income From Foreclosure Property, determined by reference to the rules applicable to REITs. The related Governing Documents may permit the special servicer to conduct activities with respect to a mortgaged property acquired by one of our trusts in a manner that causes the trust to incur this tax, if doing so would, in the reasonable discretion of the special servicer, maximize the net after-tax proceeds to certificateholders. However, under no circumstance may the special servicer allow the acquired mortgaged property to cease to be a
"permitted investment" under Section 860G(a)(5) of the Internal Revenue Code.

     Unless we state otherwise in the related prospectus supplement, and to the extent permitted by then applicable laws, any tax on prohibited transactions, particular contributions or Net Income From Foreclosure Property, and any state or local income or franchise tax, that may be imposed on the REMIC will be borne by the related trustee, tax administrator, master servicer, special servicer or manager, in any case out of its own funds, provided that--

     o    the person has sufficient assets to do so, and

     o    the tax arises out of a breach of that person's obligations under select provisions of the related Governing Document.

     Any tax not borne by one of these persons would be charged against the related trust resulting in a reduction in amounts payable to holders of the related REMIC certificates.

     Tax and Restrictions on Transfers of REMIC Residual Certificates to
Particular Organizations. If a REMIC residual certificate is transferred to a
Disqualified Organization, a tax will be imposed in an amount equal to the product of:

     o    the present value of the total anticipated excess inclusions with respect to the REMIC residual certificate for periods after the transfer, and

     o    the highest marginal federal income tax rate applicable to corporations.

     The value of the anticipated excess inclusions is discounted using the applicable Federal rate for obligations whose term ends on the close of the last quarter in which excess inclusions are expected to accrue with respect to the
REMIC residual certificate.

     The anticipated excess inclusions must be determined as of the date that the REMIC residual certificate is transferred and must be based on:

     o    events that have occurred up to the time of the transfer,

                                     -128-

     o    the prepayment assumption, and

     o    any required or permitted clean up calls or required liquidation provided for in the related Governing Document.

     The tax on transfers to Disqualified Organizations generally would be imposed on the transferor of the REMIC residual certificate, except when the transfer is through an agent for a Disqualified Organization. In that case, the tax would instead be imposed on the agent. However, a transferor of a REMIC residual certificate would in no event be liable for the tax with respect to a transfer if:

     o    the transferee furnishes to the transferor an affidavit that the transferee is not a Disqualified Organization, and

     o    as of the time of the transfer, the transferor does not have actual knowledge that the affidavit is false.

     In addition, if a Pass-Through Entity includes in income excess inclusions with respect to a REMIC residual certificate, and a Disqualified Organization is the record holder of an interest in that entity, then a tax will be imposed on that entity equal to the product of:

     o    the amount of excess inclusions on the certificate that are allocable to the interest in the Pass-Through Entity held by the Disqualified
          Organization, and

     o    the highest marginal federal income tax rate imposed on corporations.

     A Pass-Through Entity will not be subject to this tax for any period, however, if each record holder of an interest in that Pass-Through Entity furnishes to that Pass-Through Entity:

     o    the holder's social security number and a statement under penalties of perjury that the social security number is that of the record holder,
          or

     o    a statement under penalties of perjury that the record holder is not a
          Disqualified Organization.

     If an Electing Large Partnership holds a REMIC residual certificate, all interests in the Electing Large Partnership are treated as held by Disqualified
Organizations for purposes of the tax imposed on pass-through entities described in the second preceding paragraph. This tax on Electing Large Partnerships must be paid even if each record holder of an interest in that partnership provides a statement mentioned in the prior paragraph.

     In addition, a person holding an interest in a Pass-Through Entity as a nominee for another person will, with respect to that interest, be treated as a
Pass-Through Entity.

     Moreover, an entity will not qualify as a REMIC unless there are reasonable arrangements designed to ensure that:

     o    the residual interests in the entity are not held by Disqualified
          Organizations, and

     o    the information necessary for the application of the tax described in this prospectus will be made available.

                                     -129-

     We will include in the related Governing Document restrictions on the transfer of REMIC residual certificates and other provisions that are intended to meet this requirement, and we will discuss those restrictions and provisions in any prospectus supplement relating to the offering of any REMIC residual certificate.

     Termination. A REMIC will terminate immediately after the payment date following receipt by the REMIC of the final payment with respect to the related mortgage loans or upon a sale of the REMIC's assets following the adoption by the REMIC of a plan of complete liquidation. The last payment on a REMIC regular certificate will be treated as a payment in retirement of a debt instrument. In the case of a REMIC residual certificate, if the last payment on that certificate is less than the REMIC residual certificateholder's adjusted basis in the certificate, that holder should, but may not, be treated as realizing a capital loss equal to the amount of that difference.

     Reporting and Other Administrative Matters. Solely for purposes of the administrative provisions of the Internal Revenue Code, a REMIC will be treated as a partnership and holders of the related REMIC residual certificates will be treated as partners. Unless we otherwise state in the related prospectus supplement, the related tax administrator will file REMIC federal income tax returns on behalf of the REMIC, and will be designated as and will act as or on behalf of the tax matters person with respect to the REMIC in all respects.

     As, or as agent for, the tax matters person, the related tax administrator, subject to applicable notice requirements and various restrictions and limitations, generally will have the authority to act on behalf of the REMIC and the holders of the REMIC residual certificates in connection with the administrative and judicial review of the REMIC's--

     o    income,

     o    deductions,

     o    gains,

     o    losses, and

     o    classification as a REMIC.

     Holders of REMIC residual certificates generally will be required to report these REMIC items consistently with their treatment on the related REMIC's tax return. In addition, these holders may in some circumstances be bound by a settlement agreement between the related tax administrator, as, or as agent for, the tax matters person, and the IRS concerning any REMIC item. Adjustments made to the REMIC's tax return may require these holders to make corresponding adjustments on their returns. An audit of the REMIC's tax return, or the adjustments resulting from that audit, could result in an audit of a holder's return.

     No REMIC will be registered as a tax shelter under Section 6111 of the
Internal Revenue Code. Any person that holds a REMIC residual certificate as a nominee for another person may be required to furnish to the related REMIC, in a manner to be provided in Treasury regulations, the name and address of that other person, as well as other information.

     Reporting of interest income, including any original issue discount, with respect to REMIC regular certificates is required annually, and may be required more frequently under Treasury regulations. These information reports generally are required to be sent or made readily available through electronic means to individual holders of REMIC regular certificates and the IRS. Holders of REMIC regular certificates that are--

     o    corporations,

                                      -130-

     o    trusts,

     o    securities dealers, and

     o    various other non-individuals,

will be provided interest and original issue discount income information and the information set forth in the following paragraphs. This information will be provided upon request in accordance with the requirements of the applicable regulations. The information must be provided by the later of:

     o    30 days after the end of the quarter for which the information was requested, or

     o    two weeks after the receipt of the request.

     Reporting with respect to REMIC residual certificates, including--

     o    income,

     o    excess inclusions,

     o    investment expenses, and

     o    relevant information regarding qualification of the REMIC's assets,

will be made as required under the Treasury regulations, generally on a quarterly basis.

     As applicable, the REMIC regular certificate information reports will include a statement of the adjusted issue price of the REMIC regular certificate at the beginning of each accrual period. In addition, the reports will include information required by regulations with respect to computing the accrual of any market discount. Because exact computation of the accrual of market discount on a constant yield method would require information relating to the holder's purchase price that the REMIC may not have, the regulations only require that information pertaining to the appropriate proportionate method of accruing market discount be provided. See "--REMICs--Taxation of Owners of REMIC Regular
Certificates--Market Discount."

     Unless we otherwise specify in the related prospectus supplement, the responsibility for complying with the foregoing reporting rules will be borne by the related tax administrator for the subject REMIC.

     Backup Withholding with Respect to REMIC Certificates. Payments of interest and principal, as well as payments of proceeds from the sale of REMIC certificates, may be subject to the backup withholding tax under Section 3406 of the Internal Revenue Code if recipients of these payments:

     o    fail to furnish to the payor information regarding, among other things, their taxpayer identification numbers, or

     o    otherwise fail to establish an exemption from this tax.

     Any amounts deducted and withheld from a payment to a recipient would be allowed as a credit against the recipient's federal income tax. Furthermore, penalties may be imposed by the IRS on a recipient of payments that is required to supply information but that does not do so in the proper manner.

                                      -131-

     Foreign Investors in REMIC Certificates. Unless we otherwise disclose in the related prospectus supplement, a holder of a REMIC regular certificate that is--

     o    a foreign person, and

     o    not subject to federal income tax as a result of any direct or indirect connection to the United States in addition to its ownership of that certificate,

will normally not be subject to United States federal income or withholding tax with respect to a payment on a REMIC regular certificate. To avoid withholding or tax, that holder must comply with applicable identification requirements.
These requirements include delivery of a statement, signed by the certificateholder under penalties of perjury, certifying that the certificateholder is a foreign person and providing the name, address and any other information with respect to the certificateholder as may be required by regulations issued by the Treasury Department. Special rules apply to partnerships, estates and trusts, and in certain circumstances certifications as to foreign status and other matters may be required to be provided by partners and beneficiaries thereof.

     For these purposes, a foreign person is anyone other than a U.S. Person.

     It is possible that the IRS may assert that the foregoing tax exemption should not apply with respect to a REMIC regular certificate held by a person or entity that owns directly or indirectly a 10% or greater interest in the related
REMIC residual certificates. If the holder does not qualify for exemption, payments of interest, including payments in respect of accrued original issue discount, to that holder may be subject to a tax rate of 30%, subject to reduction under any applicable tax treaty.

     It is possible, under regulations promulgated under Section 881 of the
Internal Revenue Code concerning conduit financing transactions, that the exemption from withholding taxes described above may also not be available to a holder who is a foreign person and either--

     o    owns 10% or more of one or more underlying mortgagors, or

     o    if the holder is a controlled foreign corporation, is related to one or more mortgagors in the applicable trust.

     Further, it appears that a REMIC regular certificate would not be included in the estate of a nonresident alien individual and would not be subject to
United States estate taxes. However, it is recommended that certificateholders who are nonresident alien individuals consult their tax advisors concerning this question.

     Unless we otherwise state in the related prospectus supplement, the related
Governing Document will prohibit transfers of REMIC residual certificates to investors that are:

     o    foreign persons, or

     o    U.S. Persons, if classified as a partnership under the Internal
          Revenue Code, unless all of their beneficial owners are U.S. Persons.

FASITS

     General. An election may be made to treat the trust for a series of offered certificates or specified assets of that trust, as a financial asset securitization investment trust, or FASIT, within the meaning of Section 860L(a)
of the Internal Revenue Code. The election would be noted in the applicable prospectus supplement. If a FASIT election is made, the offered certificates will be designated as classes of regular interests in that FASIT, and there

                                      -132-

will be one class of ownership interest in the FASIT. With respect to each series of offered certificates as to which the related tax administrator makes a
FASIT election, and assuming, among other things--

     o    the making of an appropriate election, and

     o    compliance with the related Governing Document,

our counsel will deliver its opinion generally to the effect that:

     o    the relevant assets will qualify as a FASIT,

     o    those offered certificates will be FASIT regular certificates, representing FASIT regular interests in the FASIT, and

     o    one class of certificates of the same series will be the FASIT ownership certificates, representing the sole class of ownership interest in the FASIT.

     Only FASIT regular certificates are offered by this prospectus. If so specified in the applicable prospectus supplement, a portion of the trust for a series of certificates as to no FASIT election is made may be treated as a grantor trust for federal income tax purposes. See "--Grantor Trusts."

     On February 4, 2000, the Treasury Department issued proposed regulations relating to FASITs. References to the "FASIT proposed regulations" in this discussion refer to those proposed regulations. The proposed regulations have not been adopted as final and, in general, are not proposed to be effective as of the date of this prospectus. They nevertheless are indicative of the rules the Treasury Department currently views as appropriate with regard to the FASIT provisions.

     Characterization of Investments in FASIT Regular Certificates. FASIT
regular certificates held by a real estate investment trust will, unless otherwise provided in the related prospectus supplement, constitute "real estate assets" within the meaning of Section 856(c)(4)(A) of the Internal Revenue Code and interest on the FASIT regular certificates will be considered "interest on obligations secured by mortgages on real property or on interests in real property" within the meaning of Section 856(c)(3)(B) of the Internal Revenue
Code in the same proportion, for both purposes, that the assets and income of the FASIT would be so treated. FASIT regular certificates held by a domestic building and loan association will be treated as "regular interest[s] in a
FASIT" under Section 7701(a)(19)(C)(xi) of the Internal Revenue Code, but only in the proportion that the FASIT holds "loans secured by an interest in real property which is residential real property" within the meaning of section
7701(a)(19)(C)(v) of the Internal Revenue Code. For this purpose, mortgage loans secured by multifamily residential housing should qualify. It is also likely that mortgage loans secured by health care related facilities would qualify as
"loans secured by an interest in health institutions or facilities, including structures designed or used primarily for residential purposes for persons under care" within the meaning of Section 7701(a)(19)(C)(vii) of the Internal Revenue
Code. If at all times 95% or more of the assets of the FASIT or the income on those assets qualify for the foregoing treatments, the FASIT regular certificates will qualify for the corresponding status in their entirety.
Mortgage loans which have been defeased with Treasury obligations and the income from those loans will not qualify for the foregoing treatments. Accordingly, the
FASIT regular certificates may not be a suitable investment for you if you require a specific amount or percentage of assets or income meeting the foregoing treatments. For purposes of Section 856(c)(4)(A) of the Internal
Revenue Code, payments of principal and interest on a mortgage loan that are reinvested pending distribution to holders of FASIT regular certificates should qualify for that treatment. FASIT regular certificates held by a regulated investment company will not constitute "government securities" within the meaning of Section 851(b)(4)(A)(i) of the Internal Revenue Code. FASIT regular certificates held by various financial institutions will constitute an "evidence of indebtedness" within the meaning of Section 582(c)(1) of the Internal Revenue
Code.

                                      -133-

     Qualification as a FASIT.

     General. In order to qualify as a FASIT, the trust for a series of offered certificates or specified assets of that trust must comply with the requirements set forth in the Internal Revenue Code on an ongoing basis. The FASIT must fulfill an asset test, which requires that substantially all of the assets of the FASIT, as of, and at all times following, the close of the third calendar month beginning after the FASIT's startup day, which for purposes of this discussion is the date of the initial issuance of the FASIT regular certificates, be permitted assets for a FASIT.

     Permitted assets for a FASIT include--

     o    cash or cash equivalents,

     o    specified types of debt instruments, other than debt instruments issued by the owner of the FASIT or a related party, and contracts to acquire those debt instruments,

     o    hedges and contracts to acquire hedges,

     o    foreclosure property, and

     o    regular interests in another FASIT or in a REMIC.

As discussed below in this "--Qualification as a FASIT" subsection, specified restrictions apply to each type of permitted asset.

     Under the FASIT proposed regulations, the "substantially all" requirement would be met if at all times the aggregate adjusted basis of the permitted assets is more than 99 percent of the aggregate adjusted basis of all the assets held by the FASIT, including assets deemed to be held by the FASIT under Section
860I(b)(2) of the Internal Revenue Code because they support a regular interest in the FASIT.

     The FASIT provisions also require the FASIT ownership interest to be held only by some fully taxable domestic corporations and do not recognize transfers of high-yield regular interests to taxpayers other than fully taxable domestic corporations or other FASITs. The related Governing Document will provide that no legal or beneficial interest in the ownership interest or in any class or classes of certificates that we determine to be high-yield regular interests may be transferred or registered unless all applicable conditions designed to prevent violation of this requirement, are met.

     Permitted Assets. The proposed regulations enumerate the types of debt that qualify as permitted assets for a FASIT. The FASIT provisions provide that permitted debt instruments must bear interest, if any, at a fixed or qualified variable rate. Under the FASIT proposed regulations, the definition of debt permitted to be held by a FASIT, would include--

     o    REMIC regular interests,

     o    regular interests of other FASITs,

     o    inflation indexed debt instruments,

     o    credit card receivables, and

     o    some stripped bonds and coupons.

                                      -134-

However, under the FASIT proposed regulations, equity linked debt instruments and defaulted debt instruments would not be permitted assets for a FASIT. In addition, a FASIT may not hold--

     o    debt of the owner of the FASIT ownership interest,

     o    debt guaranteed by the owner of the FASIT ownership interest in circumstances such that the owner is in substance the primary obligor on the debt instrument, or

     o    debt issued by third parties that is linked to the performance or payments of debt instruments issued by the owner or a related person.

Finally, debt that is traded on an established securities market and subject to a foreign withholding tax is not a permitted asset for a FASIT.

     Permitted hedges include interest rate or foreign currency notional principal contracts, letters of credit, insurance, guarantees of payment default and similar instruments. These hedges must be reasonably required to guarantee or hedge against the FASIT's risks associated with being the obligor on interests issued by the FASIT. The FASIT proposed regulations do not include a list of specified permitted hedges or guarantees, but rather focus on the intended function of a hedge and permit the contract to offset the following risk factors:

     o    fluctuations in market interest rates;

     o    fluctuations in currency exchange rates;

     o    the credit quality of, or default on, the FASIT's assets or debt instruments underlying the FASIT's assets; and

     o    the receipt of payments on the FASIT's assets earlier or later than originally anticipated.

     The FASIT proposed regulations prohibit a hedge or guarantee from referencing assets other than permitted assets, indices, economic indicators or financial averages that are not both widely disseminated and designed to correlate closely with the changes in one or more of the risk factors described above. However, under the FASIT proposed regulations, FASIT owners will be able to hold hedges or guarantees inside a FASIT that do not relate to the already issued regular interests, or to assets the FASIT already holds, if the FASIT expects to issue regular interests, or expects to hold assets, that are related to the hedge or guarantee in question. The proposed regulations also place restrictions on hedges and guarantees entered into with the holder of the FASIT ownership interest or a related party.

     Property acquired in connection with the default or imminent default of a debt instrument held by a FASIT may qualify both as foreclosure property and as a type of permitted asset under the FASIT provisions. It will in general continue to qualify as foreclosure property during a grace period that runs until the end of the third taxable year beginning after the taxable year in which the FASIT acquires the foreclosure property. Under the FASIT proposed regulations, if the foreclosure property also would qualify as another type of permitted asset, it may be held beyond the close of that grace period. However, at the close of the grace period, gain, if any, on the property must be recognized as if the property had been contributed by the owner of the FASIT on that date. In addition, the FASIT proposed regulations provide that, after the close of the grace period, disposition of the foreclosure property is potentially subject to a 100% prohibited transactions tax, without the benefit of an exception to this tax applicable to sales of foreclosure property.

                                      -135-

     Permitted Interests. In addition to the foregoing, interests in a FASIT also must meet specified requirements. All of the interests in a FASIT must be either of the following:

     o    a single class of ownership interest, or

     o    one or more classes of regular interests.

     An ownership interest is an interest in a FASIT other than a regular interest that is issued on the startup day, is designated an ownership interest and is held by a single, fully-taxable, domestic corporation. A regular interest is an interest in a FASIT that is issued on or after the startup day with fixed terms, is designated as a regular interest, and--

          1.   unconditionally entitles the holder to receive a specified principal amount or other similar amount,

          2.   provides that interest payments or other similar amounts, if any, at or before maturity either are payable based on a fixed rate or a qualified variable rate,

          3.   has a stated maturity of not longer than 30 years,

          4.   has an issue price not greater than 125% of its stated principal amount, and

          5.   has a yield to maturity not greater than 5 percentage points higher than the applicable Federal rate, as defined in Section
               1274(d) of the Internal Revenue Code, for Treasury obligations of a similar maturity.

     A regular interest that is described in the preceding sentence except that it fails to meet one or more of requirements 1, 4 or 5, is a high-yield regular interest. Further, to be a high-yield regular interest, an interest that fails requirement 2 must consist of a specified portion of the interest payments on the permitted assets, determined by reference to the rules related to permitted rates for REMIC regular interests that have no, or a disproportionately small, amount of principal. An interest in a FASIT may be treated as a regular interest even if payments of principal with respect to that interest are subordinated to payments on other regular interests or the ownership interest in the FASIT, and are contingent on--

     o    the absence of defaults or delinquencies on permitted assets,

     o    lower than reasonably expected returns on permitted assets,

     o    unanticipated expenses incurred by the FASIT, or

     o    prepayment interest shortfalls.

     Cessation of FASIT. If an entity fails to comply with one or more of the ongoing requirements of the Internal Revenue Code for status as a FASIT during any taxable year, the Internal Revenue Code provides that the entity or applicable portion of that entity, will not be treated as a FASIT thereafter. In this event, any entity that holds mortgage loans and is the obligor with respect to debt obligations with two or more maturities may be classified as a taxable mortgage pool under general federal income tax principles, and the FASIT regular certificates may be treated as equity interests in, or debt interests of, the entity. Under the FASIT proposed regulations, the underlying arrangement generally cannot reelect FASIT status and any election a FASIT owner made, other than the FASIT election, and any method of accounting adopted with respect to the FASIT assets, binds the underlying arrangement as if the underlying arrangement itself had made those elections or adopted that

                                      -136-

method. In the case of an inadvertent cessation of a FASIT, under the FASIT proposed regulations, the Commissioner of the IRS may grant relief from the adverse consequences of that cessation, subject to those adjustments as the
Commissioner may require the FASIT and all holders of interests in the FASIT to accept with respect to the period in which the FASIT failed to qualify as such.

     Under the proposed FASIT regulations, apart from failure to qualify as a
FASIT, a FASIT may not revoke its election or cease to be a FASIT without the consent of the Commissioner of the IRS.

     Regular interest holders, in the case of cessation of a FASIT, are treated as exchanging their FASIT regular interests for new interests in the underlying arrangement. The FASIT proposed regulations would classify the new interests under general principles of Federal income tax law, for example, as interests in debt instruments, as interest in a partnership or interests in an entity subject to corporate taxation, depending on what the classification of those interests would have been in the absence of a FASIT election. On the deemed receipt of that new interest, under the FASIT proposed regulations, you would be required to mark the new interests to market and to recognize gain, but would not be permitted to recognize loss, as though the old interest had been sold for an amount equal to the fair market value of the new interest. Your basis in the new interest deemed received in the underlying arrangement would equal your basis in the FASIT regular interest exchanged for it, increased by any gain you recognized on the deemed exchange.

     Taxation of FASIT Regular Certificates. The FASIT regular certificates generally will be treated for federal income tax purposes as newly-originated debt instruments. In general, subject to the discussion below concerning high-yield interests:

     o    interest, original issue discount and market discount on a FASIT regular certificate will be treated as ordinary income to the holder of that certificate, and

     o    principal payments, other than principal payments that do not exceed accrued market discount, on a FASIT regular certificate will be treated as a return of capital to the extent of the holder's basis allocable thereto.

     You must use the accrual method of accounting with respect to FASIT regular certificate, regardless of the method of accounting you otherwise use.

     Except as set forth in the applicable prospectus supplement and in the immediately following discussion concerning high-yield interests, the discussions above under the headings "--REMICs--Taxation of Owners of REMIC
Regular Certificates--Original Issue Discount," "--Market Discount,"
"--Premium," and "--Realized Losses" will apply to the FASIT regular certificates. The discussion under the headings "--REMICs--Sale of REMIC Regular
Certificates" will also apply to the FASIT regular certificates, except that the treatment of a portion of the gain on a REMIC regular interest as ordinary income to the extent the yield on those certificates did not exceed 110% of the applicable Federal rate will not apply.

     High Yield Interests; Anti-Avoidance Excise Taxes on Tiered Arrangements.
The taxable income, and the alternative minimum taxable income, of any holder of a high-yield interest may not be less than the taxable income from all high-yield interests and FASIT ownership interests that it holds, together with any excess inclusions with respect to REMIC residual interests that it owns.

     High yield interests may only be held by fully taxable, domestic C corporations or another FASIT. Any attempted transfer of a high-yield interest to any other type of taxpayer will be disregarded, and the transferor will be required to include in its gross income the amount of income attributable to the high-yield interest notwithstanding its attempted transfer. The related
Governing Document will contain provisions and procedures designed to assure that, in general, only domestic C corporations or other FASITs may acquire high-yield

                                      -137-

interests. There is an exception allowing non-corporate taxpayers that hold high-yield interest exclusively for sale to customers in the ordinary course of business to do so, subject to an excise tax imposed at the corporate income tax rate if the holder ceases to be a dealer or begins to hold the high-yield interest for investment. Unless otherwise specified in the prospectus supplement, the related Governing Document will also allow those holders to hold high-yield interests.

     To prevent the avoidance of these rules through tiered arrangements, an excise tax is imposed on any Pass-Through Entity, which, under the FASIT proposed regulations, includes a REMIC, that:

     o    holds any FASIT regular interest, whether or not that FASIT regular interest is a high-yield interest; and

     o    issues a debt or equity interest that is--

          1.   supported by that FASIT regular interest, and

          2.   has a yield, higher than the yield on that FASIT regular
               interest, that would cause that debt or equity interest to be a high yield interest if it had been issued by a FASIT.

Under the statute, the amount of that tax, which is imposed on the Pass-Through
Entity, is the highest corporate income tax rate applied to the income of the holder of the debt or equity interest properly attributable to the FASIT regular interest that supports it. The proposed FASIT regulations provide that the tax is an excise tax that must be paid on or before the due date of the Pass-Through
Entity's tax return for the taxable year in which it issues that debt or equity interest. This appears to contemplate a one-time payment on all future income from the FASIT regular interest that is projected to be properly attributable to the debt or equity interest it supports. It is not clear how this amount is to be determined.

     Prohibited Transactions and Other Taxes. Income or gain from prohibited transactions by a FASIT are taxable to the holder of the ownership interest in that FASIT at a 100% rate. Prohibited transactions generally include, under the
FASIT statutory provisions and proposed FASIT regulations:

     o    the receipt of income from other than permitted assets;

     o    the receipt of compensation for services;

     o    the receipt of any income derived from a loan originated by the FASIT;
          or

     o    the disposition of a permitted asset, including disposition in connection with a cessation of FASIT status, other than for--

          1.   foreclosure, default, or imminent default of a qualified
               mortgage,

          2.   bankruptcy or insolvency of the FASIT,

          3.   substitution for another permitted debt instrument or
               distribution of the debt instrument to the holder of the
               ownership interest to reduce overcollateralization, but only if a principal purpose of acquiring the debt instrument which is disposed of was not the recognition of gain, or the reduction of a loss, on the withdrawn asset as a result of an increase in the market value of the asset after its acquisition by the FASIT, or

          4.   the retirement of a class of FASIT regular interests.

                                      -138-

     The proposed regulations prohibit loan originations, but also provide safe harbors for certain loans. The proposed safe harbors apply in the following circumstances:

     o    if the FASIT acquires the loan from an established securities market as described in Treasury regulation Sections 1.1273-2(f)(2) through
          (4),

     o    if the FASIT acquires the loan more than one year after the loan was issued,

     o    if the FASIT acquires the loan from a person that regularly originates similar loans in the ordinary course of business,

     o    if the FASIT receives any new loan from the same obligor in exchange for the obligor's original loan in the context of a work out, and

     o    when the FASIT makes a loan under a contract or agreement in the nature of a line of credit the FASIT is permitted to hold.

     The FASIT provisions generally exclude from prohibited transactions the substitution of a debt instrument for another debt instrument which is a permitted asset and the distribution of a debt instrument contributed by the holder of the ownership interest to that holder in order to reduce over-collateralization of the FASIT. In addition, the FASIT proposed regulations also exclude transactions involving the disposition of hedges from the category of prohibited transactions. However, the proposed regulations deem a distribution of debt to be carried out principally to recognize gain, and to be a prohibited transaction, if the owner or related person sells the substituted or distributed debt instrument at a gain within 180 days of the substitution or distribution. It is unclear the extent to which tax on those transactions could be collected from the FASIT directly under the applicable statutes rather than from the holder of the ownership interest. However, under the related Governing
Document, any prohibited transactions tax that is not payable by a party thereto as a result of its own actions will be paid by the FASIT. It is not anticipated that the FASIT will engage in any prohibited transactions.

     Taxation of Foreign Investors. The federal income tax treatment of non-U.S.
Persons who own FASIT regular certificates that are not high-yield interests is the same as that described above under "--REMICs--Foreign Investors in REMIC
Regular Certificates." However, if you are a non-U.S. Person and you hold a regular interest, either directly or indirectly, in a FASIT, you should note that under the FASIT proposed regulations, interest paid or accrued on a debt instrument held by the FASIT is treated as being received by you directly from a conduit debtor for purposes of Subtitle A of the Internal Revenue Code and the regulations under that subtitle if:

     o    you are a 10% shareholder of an obligor on a debt instrument held by the FASIT;

     o    you are a controlled foreign corporation to which an obligor on a debt instrument held by the FASIT is a related person; or

     o    you are related to such an obligor that is a corporation or partnership, in general, having common ownership to a greater than 50%
          extent.

     If you believe you may be in one of these categories, you should consult with your tax advisors, in particular concerning the possible imposition of
United States withholding taxes at a 30% rate on interest paid with respect to a
FASIT regular interest under these circumstances.

     High-yield FASIT regular certificates may not be sold to or beneficially owned by non-U.S. Persons. Any purported transfer to a non-U.S. Person will be null and void and, upon the related trustee's discovery of any purported transfer in violation of this requirement, the last preceding owner of those
FASIT regular certificates

                                      -139-

will be restored to ownership as completely as possible. The last preceding owner will, in any event, be taxable on all income with respect to those FASIT regular certificates for federal income tax purposes. The related Governing
Document will provide that, as a condition to transfer of a high-yield FASIT regular certificate, the proposed transferee must furnish an affidavit as to its status as a U.S. Person and otherwise as a permitted transferee.

     Backup Withholding. Payments made on the FASIT regular certificates, and proceeds from the sale of the FASIT regular certificates to or through some brokers, may be subject to a backup withholding tax under Section 3406 of the
Internal Revenue Code in the same manner as described under "--REMICs--Backup
Withholding with Respect to REMIC Certificates" above.

     Reporting Requirements. Reports of accrued interest, original issue discount, if any, and information necessary to compute the accrual of any market discount on the FASIT regular certificates will be made annually to the IRS and to investors in the same manner as described above under "--REMICs--Reporting and Other Administrative Matters" above.

GRANTOR TRUSTS

     Classification of Grantor Trusts. With respect to each series of grantor trust certificates, our counsel will deliver its opinion to the effect that, assuming compliance with all provisions of the related Governing Document, the related trust, or relevant portion of that trust, will be classified as a grantor trust under subpart E, part I of subchapter J of the Internal Revenue
Code and not as a partnership or an association taxable as a corporation.

     A grantor trust certificate may be classified as either of the following types of certificate:

     o    a grantor trust fractional interest certificate representing an undivided equitable ownership interest in the principal of the mortgage loans constituting the related grantor trust, together with interest, if any, on those loans at a pass-through rate; or

     o    a grantor trust strip certificate representing ownership of all or a portion of the difference between--

          1.   interest paid on the mortgage loans constituting the related grantor trust, minus

          2.   the sum of:

               o    normal administration fees, and

               o    interest paid to the holders of grantor trust fractional
                    interest certificates issued with respect to that grantor
                    trust

     A grantor trust strip certificate may also evidence a nominal ownership interest in the principal of the mortgage loans constituting the related grantor trust.

     Characterization of Investments in Grantor Trust Certificates.

     Grantor Trust Fractional Interest Certificates. Unless we otherwise disclose in the related prospectus supplement, any offered certificates that are grantor trust fractional interest certificates will generally represent interests in:

                                      -140-

     o    "loans . . . secured by an interest in real property" within the meaning of Section 7701(a)(19)(C)(v) of the Internal Revenue Code, but
          only to the extent that the underlying mortgage loans have been made with respect to property that is used for residential or other prescribed purposes;

     o    "obligation[s] (including any participation or certificate of beneficial ownership therein) which . . . [are] principally secured by an interest in real property" within the meaning of Section 860G(a)(3)
          of the Internal Revenue Code;

     o    "permitted assets" within the meaning of Section 860L(c) of the
          Internal Revenue Code; and

     o    "real estate assets" within the meaning of Section 856(c)(5)(B) of the
          Internal Revenue Code.

     In addition, interest on offered certificates that are grantor trust fractional interest certificates will, to the same extent, be considered
"interest on obligations secured by mortgages on real property or on interests in real property" within the meaning of Section 856(c)(3)(B) of the Internal
Revenue Code.

     Grantor Trust Strip Certificates. Even if grantor trust strip certificates evidence an interest in a grantor trust--

     o    consisting of mortgage loans that are "loans . . . secured by an interest in real property" within the meaning of Section
          7701(a)(19)(C)(v) of the Internal Revenue Code,

     o    consisting of mortgage loans that are "real estate assets" within the meaning of Section 856(c)(5)(B) of the Internal Revenue Code, and

     o    the interest on which is "interest on obligations secured by mortgages on real property" within the meaning of Section 856(c)(3)(B) of the
          Internal Revenue Code,

it is unclear whether the grantor trust strip certificates, and the income from those certificates, will be so characterized. We recommend that prospective purchasers to which the characterization of an investment in grantor trust strip certificates is material consult their tax advisors regarding whether the grantor trust strip certificates, and the income from those certificates, will be so characterized.

     The grantor trust strip certificates will be:

     o    "obligation[s] (including any participation or certificate of beneficial ownership therein) which . . . [are] principally secured by an interest in real property" within the meaning of Section
          860G(a)(3)(A) of the Internal Revenue Code, and

     o    in general, "permitted assets" within the meaning of Section 860L(c)
          of the Internal Revenue Code.

     Taxation of Owners of Grantor Trust Fractional Interest Certificates.

     General. Holders of a particular series of grantor trust fractional interest certificates generally:

     o    will be required to report on their federal income tax returns their shares of the entire income from the underlying mortgage loans, including amounts used to pay reasonable servicing fees and other expenses, and

                                      -141-

     o    will be entitled to deduct their shares of any reasonable servicing fees and other expenses.

     Because of stripped interests, market or original issue discount, or premium, the amount includible in income on account of a grantor trust fractional interest certificate may differ significantly from interest paid or accrued on the underlying mortgage loans.

     Section 67 of the Internal Revenue Code allows an individual, estate or trust holding a grantor trust fractional interest certificate directly or through some types of pass-through entities a deduction for any reasonable servicing fees and expenses only to the extent that the total of the holder's miscellaneous itemized deductions exceeds two percent of the holder's adjusted gross income.

     Section 68 of the Internal Revenue Code currently reduces the amount of itemized deductions otherwise allowable for an individual whose adjusted gross income exceeds a specified amount. Such reduction is scheduled to be phased out between 2006 and 2010.

     The amount of additional taxable income reportable by holders of grantor trust fractional interest certificates who are subject to the limitations of either Section 67 or Section 68 of the Internal Revenue Code may be substantial.
Further, certificateholders, other than corporations, subject to the alternative minimum tax may not deduct miscellaneous itemized deductions in determining their alternative minimum taxable income.

     Although it is not entirely clear, it appears that in transactions in which multiple classes of grantor trust certificates, including grantor trust strip certificates, are issued, any fees and expenses should be allocated among those classes of grantor trust certificates. The method of this allocation should recognize that each class benefits from the related services. In the absence of statutory or administrative clarification as to the method to be used, we currently expect that information returns or reports to the IRS and certificateholders will be based on a method that allocates these fees and expenses among classes of grantor trust certificates with respect to each period based on the payments made to each class during that period.

     The federal income tax treatment of grantor trust fractional interest certificates of any series will depend on whether they are subject to the stripped bond rules of Section 1286 of the Internal Revenue Code. Grantor trust fractional interest certificates may be subject to those rules if:

     o    a class of grantor trust strip certificates is issued as part of the same series, or

     o    we or any of our affiliates retain, for our or its own account or for purposes of resale, a right to receive a specified portion of the interest payable on an underlying mortgage loan.

     Further, the IRS has ruled that an unreasonably high servicing fee retained by a seller or servicer will be treated as a retained ownership interest in mortgage loans that constitutes a stripped coupon. We will include in the related prospectus supplement information regarding servicing fees paid out of the assets of the related trust to:

     o    a master servicer,

     o    a special servicer,

     o    any sub-servicer, or

     o    their respective affiliates.

                                      -142-

     With respect to certain categories of debt instruments, Section 1272(a)(6)
of the Internal Revenue Code requires the use of a reasonable prepayment assumption in accruing original issue discount, and adjustments in the accrual of original issue discount when prepayments do not conform to the prepayment assumption.

     Legislation enacted in 1997 extended the scope of that section to cover investments in any pool of debt instruments the yield on which may be affected by reason of prepayments. The precise application of Section 1272(a)(6) of the
Internal Revenue Code to pools of debt instruments is unclear in certain respects. For example, it is uncertain whether a prepayment assumption will be applied collectively to all of a taxpayer's investments in these pools of debt instruments, or on an investment-by-investment basis. Similarly, it is not clear whether the assumed prepayment rate as to investments in grantor trust fractional interest certificates is to be determined based on conditions at the time of the first sale of the certificate or, with respect to any holder, at the time of purchase of the certificate by that holder.

     We recommend that certificateholders consult their tax advisors concerning reporting original issue discount, market discount and premium with respect to grantor trust fractional interest certificates.

     If Stripped Bond Rules Apply. If the stripped bond rules apply, each grantor trust fractional interest certificate will be treated as having been issued with original issue discount within the meaning of Section 1273(a) of the
Internal Revenue Code. This is subject, however, to the discussion below regarding:

     o    the treatment of some stripped bonds as market discount bonds, and

     o    de minimis market discount.

     See "--Grantor Trusts--Taxation of Owners of Grantor Trust Fractional
Interest Certificates-- Market Discount" below.

     The holder of a grantor trust fractional interest certificate will report interest income from its grantor trust fractional interest certificate for each month to the extent it constitutes "qualified stated interest" in accordance with its normal method of accounting. See "REMICs--Taxation of Owners of REMIC
Regular Certificates--Original Issue Discount" in this prospectus for a description of qualified stated interest.

     The original issue discount on a grantor trust fractional interest certificate will be the excess of the certificate's stated redemption price over its issue price. The issue price of a grantor trust fractional interest certificate as to any purchaser will be equal to the price paid by that purchaser of the grantor trust fractional interest certificate. The stated
redemption price of a grantor trust fractional interest certificate will be the sum of all payments to be made on that certificate, other than qualified stated
interest, if any, and the certificate's share of reasonable servicing fees and other expenses.

     See "--Grantor Trusts--Taxation of Owners of Grantor Trust Fractional
Interest Certificates--If Stripped Bond Rules Do Not Apply" for a definition of
"qualified stated interest." In general, the amount of that income that accrues in any month would equal the product of:

     o    the holder's adjusted basis in the grantor trust fractional interest certificate at the beginning of the related month, as defined in
          "--Grantor Trusts--Sales of Grantor Trust Certificates," and

     o    the yield of that grantor trust fractional interest certificate to the holder.

     The yield would be computed at the rate, that, if used to discount the holder's share of future payments on the related mortgage loans, would cause the present value of those future payments to equal the price at which the holder purchased the certificate. This rate is compounded based on the regular interval between payment dates.

                                      -143-

In computing yield under the stripped bond rules, a certificateholder's share of future payments on the related mortgage loans will not include any payments made with respect to any ownership interest in those mortgage loans retained by us, a master servicer, a special servicer, a sub-servicer or our or their respective affiliates, but will include the certificateholder's share of any reasonable servicing fees and other expenses and is based generally on the method described in Section 1272(a)(6) of the Internal Revenue Code. The precise means of applying that method is uncertain in various respects. See "--Grantor
Trusts--Taxation of Owners of Grantor Trust Fractional Interest
Certificates--General."

     In the case of a grantor trust fractional interest certificate acquired at a price equal to the principal amount of the related mortgage loans allocable to that certificate, the use of a prepayment assumption generally would not have any significant effect on the yield used in calculating accruals of interest income. In the case, however, of a grantor trust fractional interest certificate acquired at a price less than or greater than the principal amount, respectively, the use of a reasonable prepayment assumption would increase or decrease the yield. Therefore, the use of this prepayment assumption would accelerate or decelerate, respectively, the reporting of income.

     In the absence of statutory or administrative clarification, we currently expect that information reports or returns to the IRS and certificateholders will be based on:

     o    a prepayment assumption determined when certificates are offered and sold under this prospectus, which we will disclose in the related prospectus supplement, and

     o    a constant yield computed using a representative initial offering price for each class of certificates.

     However, neither we nor any other person will make any representation that--

     o    the mortgage loans in any of our trusts will in fact prepay at a rate conforming to the prepayment assumption used or any other rate, or

     o    the prepayment assumption will not be challenged by the IRS on audit.

     Certificateholders also should bear in mind that the use of a representative initial offering price will mean that the information returns or reports that we send, even if otherwise accepted as accurate by the IRS, will in any event be accurate only as to the initial certificateholders of each series who bought at that price.

     Under Treasury regulation section 1.1286-1, some stripped bonds are to be treated as market discount bonds. Accordingly, any purchaser of that bond is to account for any discount on the bond as market discount rather than original issue discount. This treatment only applies, however, if immediately after the most recent disposition of the bond by a person stripping one or more coupons from the bond and disposing of the bond or coupon:

     o    there is no original issue discount or only a de minimis amount of original issue discount, or

     o    the annual stated rate of interest payable on the original bond is no more than one percentage point lower than the gross interest rate payable on the related mortgage loans, before subtracting any servicing fee or any stripped coupon.

                                      -144-

     If interest payable on a grantor trust fractional interest certificate is more than one percentage point lower than the gross interest rate payable on the related mortgage loans, we will disclose that fact in the related prospectus supplement. If the original issue discount or market discount on a grantor trust fractional interest certificate determined under the stripped bond rules is less than the product of:

     o    0.25% of the stated redemption price, and

     o    the weighted average maturity of the related mortgage loans,

then the original issue discount or market discount will be considered to be de minimis. Original issue discount or market discount of only a de minimis amount will be included in income in the same manner as de minimis original issue discount and market discount described in "--Grantor Trusts--Taxation of Owners of Grantor Trust Fractional Interest Certificates--If Stripped Bond Rules Do Not
Apply" and "--Market Discount" below.

     If Stripped Bond Rules Do Not Apply. Subject to the discussion below on original issue discount, if the stripped bond rules do not apply to a grantor trust fractional interest certificate, the certificateholder will be required to report its share of the interest income on the related mortgage loans in accordance with the certificateholder's normal method of accounting. In that case, the original issue discount rules will apply, even if the stripped bond rules do not apply, to a grantor trust fractional interest certificate to the extent it evidences an interest in mortgage loans issued with original issue discount.

     The original issue discount, if any, on mortgage loans will equal the difference between:

     o    the stated redemption price of the mortgage loans, and

     o    their issue price.

     For a definition of "stated redemption price," see "--REMICs--Taxation of
Owners of REMIC Regular Certificates--Original Issue Discount" above. In general, the issue price of a mortgage loan will be the amount received by the borrower from the lender under the terms of the mortgage loan. If the borrower separately pays points to the lender that are not paid for services provided by the lender, such as commitment fees or loan processing costs, the amount of those points paid reduces the issue price.

     The stated redemption price of a mortgage loan will generally equal its principal amount. The determination as to whether original issue discount will be considered to be de minimis will be calculated using the same test as in the
REMIC discussion. See "--REMICs--Taxation of Owners of REMIC Regular
Certificates--Original Issue Discount" above.

     In the case of mortgage loans bearing adjustable or variable interest rates, we will describe in the related prospectus supplement the manner in which these rules will be applied with respect to the mortgage loans by the related trustee or master servicer, as applicable, in preparing information returns to certificateholders and the IRS.

     If original issue discount is in excess of a de minimis amount, all original issue discount with respect to a mortgage loan will be required to be accrued and reported in income each month, based generally on the method described in Section 1272(a)(6) of the Internal Revenue Code. The precise means of applying that method is uncertain in various respects, however. See
"--Grantor Trusts--Taxation of Owners of Grantor Trust Fractional Interest
Certificates--General."

     A purchaser of a grantor trust fractional interest certificate may purchase the grantor trust fractional interest certificate at a cost less than the certificate's allocable portion of the total remaining stated redemption price of the underlying mortgage loans. In that case, the purchaser will also be required to include in gross

                                      -145-

income the certificate's daily portions of any original issue discount with respect to those mortgage loans. However, each daily portion will be reduced, if the cost of the grantor trust fractional interest certificate to the purchaser is in excess of the certificate's allocable portion of the aggregate adjusted issue prices of the underlying mortgage loans. The reduction will be approximately in proportion to the ratio that the excess bears to the certificate's allocable portion of the total original issue discount remaining to be accrued on those mortgage loans.

     The adjusted issue price of a mortgage loan on any given day equals the sum of:

     o    the adjusted issue price or the issue price, in the case of the first accrual period, of the mortgage loan at the beginning of the accrual period that includes that day, and

     o    the daily portions of original issue discount for all days during the accrual period prior to that day.

     The adjusted issue price of a mortgage loan at the beginning of any accrual period will equal:

     o    the issue price of the mortgage loan, increased by

     o    the total amount of original issue discount with respect to the mortgage loan that accrued in prior accrual periods, and reduced by

     o    the amount of any payments made on the mortgage loan in prior accrual periods of amounts included in its stated redemption price.

     In the absence of statutory or administrative clarification, we currently expect that information reports or returns to the IRS and certificateholders will be based on:

     o    a prepayment assumption determined when the certificates are offered and sold under this prospectus and disclosed in the related prospectus supplement, and

     o    a constant yield computed using a representative initial offering price for each class of certificates.

     However, neither we nor any other person will make any representation that--

     o    the mortgage loans will in fact prepay at a rate conforming to the prepayment assumption or any other rate, or

     o    the prepayment assumption will not be challenged by the IRS on audit.

     Certificateholders also should bear in mind that the use of a representative initial offering price will mean that the information returns or reports, even if otherwise accepted as accurate by the IRS, will in any event be accurate only as to the initial certificateholders of each series who bought at that price.

     Market Discount. If the stripped bond rules do not apply to a grantor trust fractional interest certificate, a certificateholder may be subject to the market discount rules of Sections 1276 through 1278 of the Internal Revenue Code to the extent an interest in a mortgage loan is considered to have been purchased at a market discount. A mortgage loan is considered to have been purchased at a market discount if--

     o    in the case of a mortgage loan issued without original issue discount, it is purchased at a price less than its remaining stated redemption price, or

                                      -146-

     o    in the case of a mortgage loan issued with original issue discount, it is purchased at a price less than its adjusted issue price.

     If market discount is in excess of a de minimis amount, the holder generally must include in income in each month the amount of the discount that has accrued, under the rules described in the next paragraph, through that month that has not previously been included in income. However, the inclusion will be limited, in the case of the portion of the discount that is allocable to any mortgage loan, to the payment of stated redemption price on the mortgage loan that is received by or, for accrual method certificateholders, due to the trust in that month. A certificateholder may elect to include market discount in income currently as it accrues, under a constant yield method based on the yield of the certificate to the holder, rather than including it on a deferred basis in accordance with the foregoing. Such market discount will be accrued based generally on the method described in Section 1272(a)(6) of the Internal Revenue
Code. The precise means of applying that method is uncertain in various respects, however. See "Grantor Trusts--Taxation of Owners of Grantor Trust
Fractional Interest Certificates--General."

     We recommend that certificateholders consult their own tax advisors concerning accrual of market discount with respect to grantor trust fractional interest certificates. Certificateholders should also refer to the related prospectus supplement to determine whether and in what manner the market discount will apply to the underlying mortgage loans purchased at a market discount.

     To the extent that the underlying mortgage loans provide for periodic payments of stated redemption price, you may be required to include market discount in income at a rate that is not significantly slower than the rate at which that discount would be included in income if it were original issue discount.

     Market discount with respect to mortgage loans may be considered to be de minimis and, if so, will be includible in income under de minimis rules similar to those described under "--REMICs--Taxation of Owners of REMIC Regular
Certificates--Original Issue Discount" above.

     Further, under the rules described under "--REMICs--Taxation of Owners of
REMIC Regular Certificates--Market Discount" above, any discount that is not original issue discount and exceeds a de minimis amount may require the deferral of interest expense deductions attributable to accrued market discount not yet includible in income, unless an election has been made to report market discount currently as it accrues. This rule applies without regard to the origination dates of the underlying mortgage loans.

     Premium. If a certificateholder is treated as acquiring the underlying mortgage loans at a premium, which is a price in excess of their remaining stated redemption price, the certificateholder may elect under Section 171 of the Internal Revenue Code to amortize the portion of that premium allocable to mortgage loans originated after September 27, 1985 using a constant yield method. Amortizable premium is treated as an offset to interest income on the related debt instrument, rather than as a separate interest deduction. However, premium allocable to mortgage loans originated before September 28, 1985 or to mortgage loans for which an amortization election is not made, should:

     o    be allocated among the payments of stated redemption price on the mortgage loan, and

     o    be allowed as a deduction as those payments are made or, for an accrual method certificateholder, due.

     It appears that a prepayment assumption should be used in computing amortization of premium allowable under Section 171 of the Internal Revenue Code similar to that described for calculating the accrual of market discount of grantor trust fractional interest certificates based generally on the method described in Section 1272(a)(6) of the Internal Revenue Code. The precise means of applying that method is uncertain in various

                                      -147-

respects, however. See "Grantor Trusts--Taxation of Owners of Grantor Trust
Fractional Interest Certificates--General."

     Taxation of Owners of Grantor Trust Strip Certificates. The stripped coupon rules of section 1286 of the Internal Revenue Code will apply to the grantor trust strip certificates. Except as described above under "--Grantor
Trusts--Taxation of Owners of Grantor Trust Fractional Interest Certificates--If
Stripped Bond Rules Apply," no regulations or published rulings under Section
1286 of the Internal Revenue Code have been issued and some uncertainty exists as to how it will be applied to securities, such as the grantor trust strip certificates. Accordingly, we recommend that you consult your tax advisors concerning the method to be used in reporting income or loss with respect to those certificates.

     The Treasury regulations promulgated under the original discount rules do not apply to stripped coupons, although they provide general guidance as to how the original issue discount sections of the Internal Revenue Code will be applied.

     Under the stripped coupon rules, it appears that original issue discount will be required to be accrued in each month on the grantor trust strip certificates based on a constant yield method. In effect, you would include as interest income in each month an amount equal to the product of your adjusted basis in the grantor trust strip certificate at the beginning of that month and the yield of the grantor trust strip certificate to you. This yield would be calculated based on:

     o    the price paid for that grantor trust strip certificate by you, and

     o    the projected payments remaining to be made on that grantor trust strip certificate at the time of the purchase, plus

     o    an allocable portion of the projected servicing fees and expenses to be paid with respect to the underlying mortgage loans.

     Such yield will accrue based generally on the method described in Section
1272(a)(6) of the Internal Revenue Code. The precise means of applying that method is uncertain in various respects, however. See "Grantor Trusts--Taxation of Owners of Grantor Trust Fractional Interest Certificates--General."

     If the method for computing original issue discount under Section
1272(a)(6) results in a negative amount of original issue discount as to any accrual period with respect to a grantor trust strip certificate, the amount of original issue discount allocable to that accrual period will be zero. That is, no current deduction of the negative amount will be allowed to you. You will instead only be permitted to offset that negative amount against future positive original issue discount, if any, attributable to that certificate. Although not free from doubt, it is possible that you may be permitted to deduct a loss to the extent his or her basis in the certificate exceeds the maximum amount of payments you could ever receive with respect to that certificate. However, the loss may be a capital loss, which is limited in its deductibility. The foregoing considerations are particularly relevant to grantor trust certificates with no, or disproportionately small, amounts of principal, which can have negative yields under circumstances that are not default related. See "RISK FACTORS--The
Investment Performance of Your Offered Certificates Will Depend Upon Payments,
Defaults and Losses on the Underlying Mortgage Loans; and Those Payments,
Defaults and Losses May Be Highly Unpredictable" above.

                                      -148-

     The accrual of income on the grantor trust strip certificates will be significantly slower using a prepayment assumption than if yield is computed assuming no prepayments. In the absence of statutory or administrative clarification, we currently expect that information returns or reports to the
IRS and certificateholders will be based on:

     o    the prepayment assumption we will disclose in the related prospectus supplement, and

     o    a constant yield computed using a representative initial offering price for each class of certificates.

     However, neither we nor any other person will make any representation that--

     o    the mortgage loans in any of our trusts will in fact prepay at a rate conforming to the prepayment assumption or at any other rate or

     o    the prepayment assumption will not be challenged by the IRS on audit.

     We recommend that prospective purchasers of the grantor trust strip certificates consult their tax advisors regarding the use of the prepayment assumption.

     Certificateholders also should bear in mind that the use of a representative initial offering price will mean that the information returns or reports, even if otherwise accepted as accurate by the IRS, will in any event be accurate only as to the initial certificateholders of each series who bought at that price.

     Sales of Grantor Trust Certificates. Any gain or loss recognized on the sale or exchange of a grantor trust certificate by an investor who holds that certificate as a capital asset, will be capital gain or loss, except as described below in this "--Sales of Grantor Trust Certificates" subsection. The amount recognized equals the difference between:

     o    the amount realized on the sale or exchange of a grantor trust certificate, and

     o    its adjusted basis.

     The adjusted basis of a grantor trust certificate generally will equal:

     o    its cost, increased by

     o    any income reported by the seller, including original issue discount and market discount income, and reduced, but not below zero, by

     o    any and all previously reported losses, amortized premium, and payments with respect to that grantor trust certificate.

     As of the date of this prospectus, the Internal Revenue Code provides for lower rates as to long-term capital gains than those applicable to the short-term capital gains and ordinary income realized or received by individuals. No similar rate differential exists for corporations. In addition, the distinction between a capital gain or loss and ordinary income or loss remains relevant for other purposes.

     Gain or loss from the sale of a grantor trust certificate may be partially or wholly ordinary and not capital in some circumstances. Gain attributable to accrued and unrecognized market discount, and the portion of the sales price attributable to accrued interest not previously included in income, will be treated as ordinary income.

                                      -149-

Gain or loss recognized by banks and other financial institutions subject to
Section 582(c) of the Internal Revenue Code will be treated as ordinary income.

     Furthermore, a portion of any gain that might otherwise be capital gain may be treated as ordinary income to the extent that the grantor trust certificate is held as part of a "conversion transaction" within the meaning of Section 1258 of the Internal Revenue Code. A conversion transaction generally is one in which the taxpayer has taken two or more positions in the same or similar property that reduce or eliminate market risk, if substantially all of the taxpayer's return is attributable to the time value of the taxpayer's net investment in the transaction. The amount of gain realized in a conversion transaction that is recharacterized as ordinary income generally will not exceed the amount of interest that would have accrued on the taxpayer's net investment at 120% of the appropriate applicable Federal rate at the time the taxpayer enters into the conversion transaction, subject to appropriate reduction for prior inclusion of interest and other ordinary income items from the transaction.

     The Internal Revenue Code requires the recognition of gain upon the constructive sale of an appreciated financial position. A constructive sale of an appreciated financial position occurs if a taxpayer enters into a transaction or series of transactions that have the effect of substantially eliminating the taxpayer's risk of loss and opportunity for gain with respect to the financial instrument. Debt instruments that--

     o    entitle the holder to a specified principal amount,

     o    pay interest at a fixed or variable rate, and

     o    are not convertible into the stock of the issuer or a related party,

cannot be the subject of a constructive sale for this purpose. Because most grantor trust certificates meet this exception, this Section will not apply to most grantor trust certificates. However, some grantor trust certificates have no, or a disproportionately small amount of, principal and these certificates can be the subject of a constructive sale.

     Finally, a taxpayer may elect to have net capital gain taxed at ordinary income rates rather than capital gains rates in order to include the net capital gain in total net investment income for the relevant taxable year. This election would be done for purposes of the rule that limits the deduction of interest on indebtedness incurred to purchase or carry property held for investment to a taxpayer's net investment income.

     Grantor Trust Reporting. Unless otherwise provided in the related prospectus supplement, the related tax administrator will furnish or make readily available through electronic means to each holder of a grantor trust certificate with each payment a statement setting forth the amount of the payment allocable to principal on the underlying mortgage loans and to interest on those loans at the related pass-through rate. In addition, the related tax administrator will furnish, within a reasonable time after the end of each calendar year, to each person or entity that was the holder of a grantor trust certificate at any time during that year, information regarding:

     o    the amount of servicing compensation received by a master servicer or special servicer, and

     o    all other customary factual information the reporting party deems necessary or desirable to enable holders of the related grantor trust certificates to prepare their tax returns.

     The reporting party will furnish comparable information to the IRS as and when required by law to do so.

     Because the rules for accruing discount and amortizing premium with respect to grantor trust certificates are uncertain in various respects, there is no assurance the IRS will agree with the information reports of those items of income and expense. Moreover, those information reports, even if otherwise accepted as accurate by the

                                      -150-

IRS, will in any event be accurate only as to the initial certificateholders that bought their certificates at the representative initial offering price used in preparing the reports.

     On June 20, 2002, the Treasury Department published proposed regulations, which will, when effective, establish a reporting framework for interests in
"widely held fixed investment trusts" that will place the responsibility of reporting on the person in the ownership chain who holds an interest for a beneficial owner. A widely-held fixed investment trust is defined as any entity classified as a "trust" under Treasury regulation Section 301.7701-4(c) in which any interest is held by a middleman, which includes, but is not limited to:

     o    a custodian of a person's account,

     o    a nominee, and

     o    a broker holding an interest for a customer in street name.

     These regulations are proposed to be effective on January 1, 2004.

     Backup Withholding. In general, the rules described under "--REMICs--Backup
Withholding with Respect to REMIC Certificates" above will also apply to grantor trust certificates.

     Foreign Investors. In general, the discussion with respect to REMIC regular certificates under "--REMICs--Foreign Investors in REMIC Certificates" above applies to grantor trust certificates. However, unless we otherwise specify in the related prospectus supplement, grantor trust certificates will be eligible for exemption from U.S. withholding tax, subject to the conditions described in the discussion above, only to the extent the related mortgage loans were originated after July 18, 1984.

     To the extent that interest on a grantor trust certificate would be exempt under Sections 871(h)(1) and 881(c) of the Internal Revenue Code from United
States withholding tax, and the certificate is not held in connection with a certificateholder's trade or business in the United States, the certificate will not be subject to United States estate taxes in the estate of a nonresident alien individual.

                        STATE AND OTHER TAX CONSEQUENCES

     In addition to the federal income tax consequences described in "FEDERAL
INCOME TAX CONSEQUENCES," potential investors should consider the state and local tax consequences concerning the offered certificates. State tax law may differ substantially from the corresponding federal law, and the discussion above does not purport to describe any aspect of the tax laws of any state or other jurisdiction. Therefore, we recommend that prospective investors consult their tax advisors with respect to the various tax consequences of investments in the offered certificates.

                              ERISA CONSIDERATIONS

GENERAL

     The following description is general in nature, is not intended to be all-inclusive, is based on the law and practice existing at the date of this document and is subject to any subsequent changes therein. In view of the individual nature of ERISA and Internal Revenue Code consequences, each potential investor that is a Plan is advised to consult its own legal advisor with respect to the specific ERISA and Internal Revenue Code consequences of investing in the offered certificates and to make its own independent decision.
The following is merely a summary and should not be construed as legal advice.

                                      -151-

     ERISA imposes various requirements on--

     o    ERISA Plans, and

     o    persons that are fiduciaries with respect to ERISA Plans,

in connection with the investment of the assets of an ERISA Plan. For purposes of this discussion, ERISA Plans include corporate pension and profit sharing plans as well as separate accounts and collective investment funds, including as applicable, insurance company general accounts, in which other ERISA Plans are invested.

     Governmental plans and, if they have not made an election under Section
410(d) of the Internal Revenue Code, church plans are not subject to ERISA requirements. However, those plans may be subject to provisions of other applicable federal or state law that are materially similar to the provisions of
ERISA or the Internal Revenue Code discussed in this section. Any of those plans which is qualified and exempt from taxation under Sections 401(a) and 501(a) of the Internal Revenue Code, moreover, is subject to the prohibited transaction rules in Section 503 of the Internal Revenue Code.

     ERISA imposes general fiduciary requirements on a fiduciary that is investing the assets of an ERISA Plan, including--

     o    investment prudence and diversification, and

     o    compliance with the investing ERISA Plan's governing documents.

     Section 406 of ERISA also prohibits a broad range of transactions involving the assets of an ERISA Plan and a Party in Interest with respect to that ERISA
Plan, unless a statutory, regulatory or administrative exemption exists. Section
4975 of the Internal Revenue Code contains similar prohibitions applicable to the assets of an I.R.C. Plan.

     The types of transactions between Plans and Parties in Interest that are prohibited include:

     o    sales, exchanges or leases of property;

     o    loans or other extensions of credit; and

     o    the furnishing of goods and services.

     Parties in Interest that participate in a prohibited transaction may be subject to an excise tax imposed under Section 4975 of the Internal Revenue Code or a penalty imposed under Section 502(i) of ERISA, unless a statutory, regulatory or administrative exemption is available. In addition, the persons involved in the prohibited transaction may have to cancel the transaction and pay an amount to the affected Plan for any losses realized by that Plan or profits realized by those persons. In addition, individual retirement accounts involved in the prohibited transaction may be disqualified, resulting in adverse tax consequences to the owner of the account.

PLAN ASSET REGULATIONS

     A Plan's investment in offered certificates may cause the underlying mortgage assets and other assets of the related trust to be deemed assets of that Plan. The Plan Asset Regulation provides that when a Plan acquires an equity interest in an entity, the assets of the Plan include both the equity interest and an undivided interest in each of the underlying assets of the entity, unless an exception applies. One exception is that the equity participation in the entity by benefit plan investors, which include both Plans and employee benefit plans not

                                      -152-

subject to ERISA or Section 4975 of the Internal Revenue Code, is not
significant. The equity participation by benefit plan investors will be significant on any date if 25% or more of the value of any class of equity interests in the entity is held by benefit plan investors. The percentage owned by benefit plan investors is determined by excluding the investments of the following persons:

     1.   those with discretionary authority or control over the assets of the entity,

     2.   those who provide investment advice directly or indirectly for a fee with respect to the assets of the entity, and

     3.   those who are affiliates of the persons described in the preceding clauses 1. and 2.

     In the case of one of our trusts, investments by us, by the related trustee, the related master servicer, the related special servicer or any other party with discretionary authority over the related trust assets, or by the affiliates of these persons, will be excluded.

     A fiduciary of an investing Plan is any person who--

     o    has discretionary authority or control over the management or disposition of the assets of the Plan, or

     o    provides investment advice with respect to the assets of the Plan for a fee.

     If the mortgage and other assets included in one of our trusts are Plan assets, then any party exercising management or discretionary control regarding those assets, such as the related trustee, master servicer or special servicer, or affiliates of any of these parties, may be--

     o    deemed to be a fiduciary with respect to the investing Plan, and

     o    subject to the fiduciary responsibility provisions of ERISA.

In addition, if the mortgage and other assets included in one of our trusts are
Plan assets, then the operation of that trust may involve prohibited transactions under ERISA or Section 4975 of the Internal Revenue Code. For
example, if a borrower with respect to a mortgage loan in that trust is a Party in Interest to an investing Plan, then the purchase by that Plan of offered certificates evidencing interests in that trust could be a prohibited loan between that Plan and the Party in Interest.

     The Plan Asset Regulation provides that when a Plan purchases a "guaranteed governmental mortgage pool certificate", the assets of the Plan include the certificate but do not include any of the mortgages underlying the certificate.
The Plan Asset Regulation includes in the definition of a "guaranteed governmental mortgage pool certificate" some certificates issued and/or guaranteed by Freddie Mac, Ginnie Mae or Fannie Mae. Accordingly, even if these types of mortgaged-backed securities were deemed to be assets of a Plan, the underlying mortgages would not be treated as assets of that Plan. Private label mortgage participations, mortgage pass-through certificates or other mortgage-backed securities are not "guaranteed governmental mortgage pool certificates" within the meaning of the Plan Asset Regulation.

     In addition, the acquisition or holding of offered certificates by or on behalf of a Plan could give rise to a prohibited transaction if we or the related trustee, master servicer or special servicer or any related underwriter, sub-servicer, tax administrator, manager, borrower or obligor under any credit enhancement mechanism, or one of their affiliates, is or becomes a Party in
Interest with respect to an investing Plan.

                                      -153-

     If you are the fiduciary of a Plan, you should consult your counsel and review the ERISA discussion in the related prospectus supplement before purchasing any offered certificates on behalf of or with assets of the Plan.

PROHIBITED TRANSACTION EXEMPTIONS

     If you are a Plan fiduciary, then, in connection with your deciding whether to purchase any of the offered certificates on behalf of, or with assets of, a
Plan, you should consider the availability of one of the following prohibited transaction class exemptions issued by the U.S. Department of Labor:

     o    Prohibited Transaction Class Exemption 75-1, which exempts particular transactions involving Plans and broker-dealers, reporting dealers and banks;

     o    Prohibited Transaction Class Exemption 90-1, which exempts particular transactions between insurance company separate accounts and Parties in Interest;

     o    Prohibited Transaction Class Exemption 91-38, which exempts particular transactions between bank collective investment funds and Parties in
          Interest;

     o    Prohibited Transaction Class Exemption 84-14, which exempts particular transactions effected on behalf of an ERISA Plan by a "qualified professional asset manager";

     o    Prohibited Transaction Class Exemption 95-60, which exempts particular transactions between insurance company general accounts and Parties in
          Interest; and

     o    Prohibited Transaction Class Exemption 96-23, which exempts particular transactions effected on behalf of an ERISA Plan by an "in-house asset manager".

     We cannot provide any assurance that any of these class exemptions will apply with respect to any particular investment by or on behalf of a Plan in any class of offered certificates. Furthermore, even if any of them were deemed to apply, that particular class exemption may not apply to all transactions that could occur in connection with the investment. The prospectus supplement with respect to the offered certificates of any series may contain additional information regarding the availability of other exemptions with respect to those certificates.

UNDERWRITER'S EXEMPTION

     It is expected that Merrill Lynch, Pierce, Fenner & Smith Incorporated will be the sole underwriter or the lead or co-lead managing underwriter in each underwritten offering of certificates made by this prospectus. The U.S.
Department of Labor issued PTE 90-29 to Merrill Lynch, Pierce, Fenner & Smith
Incorporated. Subject to the satisfaction of the conditions specified in that exemption, PTE 90-29, as most recently amended by PTE 2002-41, generally exempts from the application of the prohibited transaction provisions of ERISA and
Section 4975 of the Internal Revenue Code, various transactions relating to, among other things--

     o    the servicing and operation of some mortgage asset pools, such as the types of mortgage asset pools that will be included in our trusts, and

     o    the purchase, sale and holding of some certificates such as particular classes of the offered certificates that evidence interests in those pools and are underwritten by Merrill Lynch, Pierce, Fenner & Smith
          Incorporated or any person affiliated with Merrill Lynch, Pierce,
          Fenner & Smith Incorporated.

                                      -154-

     The related prospectus supplement will state whether PTE 90-29 is or may be available with respect to any offered certificates underwritten by Merrill
Lynch, Pierce, Fenner & Smith Incorporated.

INSURANCE COMPANY GENERAL ACCOUNTS

     Section 401(c) of ERISA provides that the fiduciary and prohibited transaction provisions of ERISA and the Internal Revenue Code do not apply to transactions involving an insurance company general account where the assets of the general account are not Plan assets. A Department of Labor regulation issued under Section 401(c) of ERISA provides guidance for determining, in cases where insurance policies supported by an insurer's general account are issued to or for the benefit of a Plan on or before December 31, 1998, which general account assets are Plan assets. That regulation generally provides that, if the specified requirements are satisfied with respect to insurance policies issued on or before December 31, 1998, the assets of an insurance company general account will not be Plan assets.

     Any assets of an insurance company general account which support insurance policies issued to a Plan after December 31, 1998, or issued to a Plan on or before December 31, 1998 for which the insurance company does not comply with the requirements set forth in the Department of Labor regulation under Section
401(c) of ERISA, may be treated as Plan assets. In addition, because Section
401(c) of ERISA and the regulation issued under Section 401(c) of ERISA do not relate to insurance company separate accounts, separate account assets are still treated as Plan assets of Plans invested in the separate account. If you are an insurance company and you are contemplating the investment of general account assets in offered certificates, you should consult your legal counsel as to the applicability of Section 401(c) of ERISA.

CONSULTATION WITH COUNSEL

     If you are a fiduciary of a Plan and you intend to purchase offered certificates on behalf of or with assets of that Plan, you should:

     o    consider your general fiduciary obligations under ERISA, and

     o    consult with your legal counsel as to--

          1.   the potential applicability of ERISA and Section 4975 of the
               Internal Revenue Code to that investment, and

          2.   the availability of any prohibited transaction exemption in connection with that investment.

TAX EXEMPT INVESTORS

     A Plan that is exempt from federal income taxation under Section 501 of the
Internal Revenue Code will be subject to federal income taxation to the extent that its income is "unrelated business taxable income" within the meaning of
Section 512 of the Internal Revenue Code. All excess inclusions of a REMIC allocated to a REMIC residual certificate held by a tax-exempt Plan will be considered unrelated business taxable income and will be subject to federal income tax.

     See "FEDERAL INCOME TAX CONSEQUENCES--REMICs--Taxation of Owners of REMIC
Residual Certificates--Excess Inclusions" in this prospectus.

                                      -155-

                                LEGAL INVESTMENT

     If and to the extent specified in the related prospectus supplement, certain classes of the offered certificates of any series will constitute mortgage related securities for purposes of the Secondary Mortgage Market
Enhancement Act of 1984, as amended.

     Generally, the only classes of offered certificates that will qualify as
"mortgage related securities" will be those that: (1) are rated in one of two highest rating categories by at least one nationally recognized statistical rating organization; and (2) are part of a series evidencing interests in a trust fund consisting of loans originated by certain types of originators specified in SMMEA and secured by first liens on real estate. The appropriate characterization of offered certificates not qualifying as "mortgage related securities" for purposes of SMMEA under various legal investment restrictions, and thus the ability of investors subject to these restrictions to purchase such certificates, may be subject to significant interpretive uncertainties. All investors whose investment activities are subject to legal investment laws and regulations, regulatory capital requirements, or review by regulatory authorities should consult with their own legal advisors in determining whether and to what extent the offered certificates constitute legal investments for them.

     Mortgage related securities are legal investments for persons, trusts, corporations, partnerships, associations, business trusts, and business entities, including depository institutions, insurance companies, trustees and pension funds--

     o    that are created or existing under the laws of the United States or any state, including the District of Columbia and Puerto Rico, and

     o    whose authorized investments are subject to state regulations,

to the same extent that, under applicable law, obligations issued by or guaranteed as to principal and interest by the United States or any of its agencies or instrumentalities are legal investments for those entities.

     Under SMMEA, a number of states enacted legislation, on or prior to the
October 3, 1991 cut-off for those enactments, limiting to various extents the ability of some entities (in particular, insurance companies) to invest in
"mortgage related securities" secured by liens on residential, or mixed residential and commercial properties, in most cases by requiring the affected investors to rely solely upon existing state law, and not SMMEA. Pursuant to
Section 347 of the Riegle Community Development and Regulatory Improvement Act
of 1994, which amended the definition of "mortgage related security" to include, in relevant part, certificates satisfying the rating and qualified originator requirements for "mortgage related securities," but evidencing interests in a trust fund consisting, in whole or in part, of first liens on one or more parcels of real estate upon which are located one or more commercial structures, states were authorized to enact legislation, on or before September 23, 2001, specifically referring to Section 347 and prohibiting or restricting the purchase, holding or investment by state-regulated entities in those types of certificates. Accordingly, the investors affected by any state legislation overriding the preemptive effect of SMMEA will be authorized to invest in offered certificates qualifying as "mortgage related securities" only to the extent provided in that legislation.

     SMMEA also amended the legal investment authority of federally chartered depository institutions as follows:

     o    federal savings and loan associations and federal savings banks may invest in, sell or otherwise deal in mortgage related securities without limitation as to the percentage of their assets represented by those securities; and

                                      -156-

     o    federal credit unions may invest in mortgage related securities and national banks may purchase mortgage related securities for their own account without regard to the limitations generally applicable to investment securities prescribed in 12 U.S.C. Section 24 (Seventh),

subject in each case to the regulations that the applicable federal regulatory authority may prescribe.

     Effective December 31, 1996, the OCC amended 12 C.F.R. Part 1 to authorize national banks to purchase and sell for their own account, without limitation as to a percentage of the bank's capital and surplus, but subject to compliance with certain general standards concerning "safety and soundness" and retention of credit information in 12 C.F.R. Section 1.5, some Type IV securities, which are defined in 12 C.F.R. Section 1.2(m) to include certain commercial mortgage-related securities and residential mortgage-related securities. As defined, "commercial mortgage-related security" and "residential mortgage-related security" mean, in relevant part, a mortgage related security within the meaning of SMMEA, provided that, in the case of a commercial mortgage-related security, it "represents ownership of a promissory note or certificate of interest or participation that is directly secured by a first lien on one or more parcels of real estate upon which one or more commercial structures are located and that is fully secured by interests in a pool of loans to numerous obligors." In the absence of any rule or administrative interpretation by the OCC defining the term "numerous obligors," we make no representation as to whether any class of offered certificates will qualify as commercial mortgage-related securities, and thus as Type IV securities, for investment by national banks.

     The NCUA has adopted rules, codified at 12 C.F.R. Part 703, which permit federal credit unions to invest in mortgage related securities (other than stripped mortgage related securities, residual interests in mortgage related securities and commercial mortgage related securities) under limited circumstances, subject to compliance with general rules governing investment policies and practices; however, credit unions approved for the NCUA's
"investment pilot program" under 12 C.F.R. Section 703.19 may be able to invest in those prohibited forms of securities, while "RegFlex credit unions" may invest in commercial mortgage related securities under certain conditions pursuant to 12 C.F.R. Section 742.4(b)(2).

     The OTS has issued Thrift Bulletin 13a (December 1, 1998), "Management of
Interest Rate Risk, Investment Securities, and Derivatives Activities," and
Thrift Bulletin 73a (December 18, 2001), "Investing in Complex Securities,"
which thrift institutions subject to the jurisdiction of the OTS should consider before investing in any of the offered certificates.

     All depository institutions considering an investment in the offered certificates should review the "Supervisory Policy Statement on Investment
Securities and End-User Derivatives Activities" of the Federal Financial
Institutions Examination Council, which has been adopted by the Board of
Governors of the Federal Reserve System, the FDIC, the OCC and the OTS effective
May 26, 1998, and by the NCUA effective October 1, 1998. That statement sets forth general guidelines which depository institutions must follow in managing risks, including market, credit, liquidity, operational (transaction), and legal risks, applicable to all securities, including mortgage pass-through securities and mortgage-derivative products used for investment purposes.

     Investors whose investment activities are subject to regulation by federal or state authorities should review rules, policies, and guidelines adopted from time to time by those authorities before purchasing any offered certificates, as certain classes may be deemed unsuitable investments, or may otherwise be restricted, under those rules, policies, or guidelines (in certain instances irrespective of SMMEA).

     The foregoing does not take into consideration the applicability of statutes, rules, regulations, orders, guidelines, or agreements generally governing investments made by a particular investor, including, but not limited to, "prudent investor" provisions, percentage-of-assets limits, provisions that may restrict or prohibit investment in securities that are not
"interest-bearing" or "income-paying," and, with regard to any offered certificates issued in book-entry form, provisions that may restrict or prohibit investments in securities that are

                                      -157-

issued in book-entry form.

     Except as to the status of some classes as "mortgage related securities,"
we make no representations as to the proper characterization of any class of offered certificates for legal investment, financial institution regulatory or other purposes. Also, we make no representations as to the ability of particular investors to purchase any class of offered certificates under applicable legal investment restrictions. These uncertainties (and any unfavorable future determinations concerning legal investment or financial institution regulatory characteristics of the certificates) may adversely affect the liquidity of any class of offered certificates. Accordingly, if your investment activities are subject to legal investment laws and regulations, regulatory capital requirements or review by regulatory authorities, you should consult with your legal advisor in determining whether and to what extent--

     o the offered certificates of any class and series constitute legal investments or are subject to investment, capital or other restrictions; and

     o if applicable, SMMEA has been overridden in your state.

                                 USE OF PROCEEDS

     Unless otherwise specified in the related prospectus supplement, the net proceeds to be received from the sale of the offered certificates of any series will be applied by us to the purchase of assets for the related trust or will be used by us to cover expenses related to that purchase and the issuance of those certificates. We expect to sell the offered certificates from time to time, but the timing and amount of offerings of those certificates will depend on a number of factors, including the volume of mortgage assets acquired by us, prevailing interest rates, availability of funds and general market conditions.

                             METHOD OF DISTRIBUTION

     The certificates offered by this prospectus and the related prospectus supplements will be offered in series through one or more of the methods described in the next paragraph. The prospectus supplement prepared for the offered certificates of each series will describe the method of offering being utilized for those certificates and will state the net proceeds to us from the sale of those certificates.

     We intend that offered certificates will be offered through the following methods from time to time. We further intend that offerings may be made concurrently through more than one of these methods or that an offering of the offered certificates of a particular series may be made through a combination of two or more of these methods. The methods are as follows:

     1.   by negotiated firm commitment or best efforts underwriting and public offering by one or more underwriters specified in the related prospectus supplement;

     2.   by placements by us with institutional investors through dealers; and

     3.   by direct placements by us with institutional investors.

     In addition, if specified in the related prospectus supplement, the offered certificates of a series may be offered in whole or in part to the seller of the mortgage assets that would back those certificates. Furthermore, the related trust assets for any series of offered certificates may include other securities, the offering of which was registered under the registration statement of which this prospectus is a part.

     If underwriters are used in a sale of any offered certificates, other than in connection with an underwriting on a best efforts basis, the offered certificates will be acquired by the underwriters for their own account. These certificates may be resold from time to time in one or more transactions, including negotiated transactions, at

                                      -158-

fixed public offering prices or at varying prices to be determined at the time of sale or at the time of commitment therefor. The managing underwriter or underwriters with respect to the offer and sale of offered certificates of a particular series will be described on the cover of the prospectus supplement relating to the series and the members of the underwriting syndicate, if any, will be named in the relevant prospectus supplement.

     Underwriters may receive compensation from us or from purchasers of the offered certificates in the form of discounts, concessions or commissions.
Underwriters and dealers participating in the payment of the offered certificates may be deemed to be underwriters in connection with those certificates. In addition, any discounts or commissions received by them from us and any profit on the resale of those offered certificates by them may be deemed to be underwriting discounts and commissions under the Securities Act of 1933, as amended.

     It is anticipated that the underwriting agreement pertaining to the sale of the offered certificates of any series will provide that--

     o    the obligations of the underwriters will be subject to various conditions precedent,

     o    the underwriters will be obligated to purchase all the certificates if any are purchased, other than in connection with an underwriting on a best efforts basis, and

     o    in limited circumstances, we will indemnify the several underwriters and the underwriters will indemnify us against civil liabilities relating to disclosure in our registration statement, this prospectus or any of the related prospectus supplements, including liabilities under the Securities Act of 1933, as amended, or will contribute to payments required to be made with respect to any liabilities.

     The prospectus supplement with respect to any series offered by placements through dealers will contain information regarding the nature of the offering and any agreements to be entered into between us and purchasers of offered certificates of that series.

     We anticipate that the offered certificates will be sold primarily to institutional investors. Purchasers of offered certificates, including dealers, may, depending on the facts and circumstances of the purchases, be deemed to be
"underwriters" within the meaning of the Securities Act of 1933, as amended, in connection with reoffers and sales by them of offered certificates. Holders of offered certificates should consult with their legal advisors in this regard prior to any reoffer or sale.

     It is expected that Merrill Lynch, Pierce, Fenner & Smith Incorporated will be the sole underwriter or the lead or co-lead managing underwriter in each underwritten offering of certificates made by this prospectus. Merrill Lynch,
Pierce, Fenner & Smith Incorporated is an affiliate of Merrill Lynch Mortgage
Investors, Inc.

                                  LEGAL MATTERS

     Unless otherwise specified in the related prospectus supplement, particular legal matters in connection with the certificates of each series, including some federal income tax consequences, will be passed upon for us by--

     o    Sidley Austin Brown & Wood LLP;

     o    Latham & Watkins LLP; or

     o    Cadwalader, Wickersham & Taft LLP.

                                      -159-

                              FINANCIAL INFORMATION

     A new trust will be formed with respect to each series of offered certificates. None of those trusts will engage in any business activities or have any assets or obligations prior to the issuance of the related series of offered certificates. Accordingly, no financial statements with respect to any trust will be included in this prospectus or in the related prospectus supplement. We have determined that our financial statements will not be material to the offering of any offered certificates.

                                     RATING

     It is a condition to the issuance of any class of offered certificates that, at the time of issuance, at least one nationally recognized statistical rating organization has rated those certificates in one of its generic rating categories which signifies investment grade. Typically, the four highest rating categories, within which there may be sub-categories or gradations indicating relative standing, signify investment grade.

     Ratings on mortgage pass-through certificates address the likelihood of receipt by the holders of all payments of interest and/or principal to which they are entitled. These ratings address the structural, legal and issuer-related aspects associated with the certificates, the nature of the underlying mortgage assets and the credit quality of any third-party credit enhancer. The rating(s) on a class of offered certificates will not represent any assessment of--

     o    whether the price paid for those certificates is fair;

     o    whether those certificates are a suitable investment for any particular investor;

     o    the tax attributes of those certificates or of the related trust;

     o    the yield to maturity or, if they have principal balances, the average life of those certificates;

     o    the likelihood or frequency of prepayments of principal on the underlying mortgage loans;

     o    the degree to which the amount or frequency of prepayments on the underlying mortgage loans might differ from those originally anticipated;

     o    whether or to what extent the interest payable on those certificates may be reduced in connection with interest shortfalls resulting from the timing of voluntary prepayments;

     o    the likelihood that any amounts other than interest at the related mortgage interest rates and principal will be received with respect to the underlying mortgage loans; or

     o    if those certificates provide solely or primarily for payments of interest, whether the holders, despite receiving all payments of interest to which they are entitled, would ultimately recover their initial investments in those certificates.

     A security rating is not a recommendation to buy, sell or hold securities and may be subject to revision or withdrawal at any time by the assigning rating organization. Each security rating should be evaluated independently of any other security rating.

                                      -160-

                                    GLOSSARY

     The following capitalized terms will have the respective meanings assigned to them in this glossary whenever they are used in this prospectus.

     "ADA" means the Americans with Disabilities Act of 1990, as amended.

     "CERCLA" means the federal Comprehensive Environmental Response,
Compensation and Liability Act of 1980, as amended.

     "Committee Report" means the Conference Committee Report accompanying the
Tax Reform Act of 1986.

     "CPR" means an assumed constant rate of prepayment each month, which is expressed on a per annum basis, relative to the then outstanding principal balance of a pool of mortgage loans for the life of those loans.

     "Disqualified Organization" means:

     o    the United States,

     o    any State or political subdivision of the United States,

     o    any foreign government,

     o    any international organization,

     o    any agency or instrumentality of the foregoing, except for instrumentalities described in Section 168(h)(2)(D) of the Internal
          Revenue Code or the Freddie Mac,

     o    any organization, other than a cooperative described in Section 521 of the Internal Revenue Code, that is exempt from federal income tax, except if it is subject to the tax imposed by Section 511 of the
          Internal Revenue Code, or

     o    any organization described in Section 1381(a)(2)(C) of the Internal
          Revenue Code.

     "Electing Large Partnership" means any partnership having more than 100 members during the preceding tax year which elects to apply simplified reporting provisions under the Internal Revenue Code, except for some service partnerships and commodity pools.

     "ERISA" means the Employee Retirement Income Security Act of 1974, as
amended.

     "ERISA Plan" means any employee benefit plan that is subject to the fiduciary responsibility provisions of ERISA.

     "Euroclear Operator" means Euroclear Bank, S.A./N.V., as operator of the
Euroclear System, or any successor entity.

     "Euroclear Terms and Conditions" means the Terms and Conditions Governing
Use of Euroclear and the related Operating Procedures of the Euroclear System and, to the extent that it applies to the operation of the Euroclear System,
Belgian law.

                                      -161-

     "Fannie Mae" means the Federal National Mortgage Association.

     "FASIT" means a financial asset securitization trust, within the meaning of, and formed in accordance with, the Small Business Job Protection Act of 1996 and Sections 860I through 860L of the Internal Revenue Code.

     "FDIC" means the Federal Deposit Insurance Corporation.

     "Financial Intermediary" means a brokerage firm, bank, thrift institution or other financial intermediary that maintains an account of a beneficial owner of securities.

     "Freddie Mac" means the Federal Home Loan Mortgage Corporation.

     "Ginnie Mae" means the Government National Mortgage Association.

     "Governing Document" means the pooling and servicing agreement or other similar agreement or collection of agreements, which governs the issuance of a series of offered certificates.

     "Internal Revenue Code" means the Internal Revenue Code of 1986, as amended.

     "I.R.C. Plan" means a plan, arrangement or account that is subject to
Section 4975 of the Internal Revenue Code, including individual retirement accounts and certain Keogh plans.

     "IRS" means the Internal Revenue Service.

     "Lender Liability Act" means the Asset Conservation Lender Liability and
Deposit Insurance Act of 1996, as amended.

     "Net Income From Foreclosure Property" means income from foreclosure property other than qualifying rents and other qualifying income for a REIT.

     "NCUA" means the National Credit Union Administration.

     "OCC" means the Office of the Comptroller of the Currency.

     "OTS" means the Office of Thrift Supervision.

     "Party In Interest" means any person that is a "party in interest" within the meaning of Section 3(14) of ERISA or a "disqualified person" within the meaning of Section 4975(e)(2) of the Internal Revenue Code.

     "Pass-Through Entity" means any:

     o    regulated investment company,

     o    real estate investment trust,

     o    trust,

     o    partnership, or

     o    other entities described in Section 860E(e)(6) of the Internal Revenue
          Code.

                                      -162-

     "Plan" means an ERISA Plan or an I.R.C. Plan.

     "Plan Asset Regulation" means U.S. Department of Labor Regulation Section
2510.3-101 promulgated under ERISA.

     "PTE" means a Prohibited Transaction Exemption issued by the U.S.
Department of Labor, as it may be amended from time to time, or any successor thereto.

     "REIT" means a real estate investment trust within the meaning of Section
856(a) of the Internal Revenue Code.

     "Relief Act" means the Servicemembers Civil Relief Act, as amended.

     "REMIC" means a real estate mortgage investment conduit, within the meaning of, and formed in accordance with, the Tax Reform Act of 1986 and Sections 860A through 860G of the Internal Revenue Code.

     "Safe Harbor Regulations" means the final Treasury regulations issued on
July 18, 2002.

     "SEC" means the Securities and Exchange Commission.

     "SMMEA" means the Secondary Mortgage Market Enhancement Act of 1984, as
amended.

     "SPA" means standard prepayment assumption.

     "UCC" means, for any jurisdiction, the Uniform Commercial Code as in effect in that jurisdiction.

     "U.S. Person" means:

     o    a citizen or resident of the United States;

     o    a corporation, partnership or other entity created or organized in, or under the laws of, the United States, any state or the District of
          Columbia;

     o    an estate whose income from sources without the United States is includible in gross income for United States federal income tax purposes regardless of its connection with the conduct of a trade or business in the United States; or

     o    a trust as to which--

          1.   a court in the United States is able to exercise primary
               supervision over the administration of the trust, and

          2.   one or more United States persons have the authority to control all substantial decisions of the trust.

     In addition, to the extent provided in the Treasury regulations, a trust will be a U.S. Person if it was in existence on August 20, 1996 and it elected to be treated as a U.S. Person.

                                      -163-

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The attached diskette contains one spreadsheet file that can be put on a user-specified hard drive or network drive. This spreadsheet file is "MLMT
2004-BPC1.xls". The spreadsheet file "MLMT 2004-BPC1.xls" is a Microsoft
Excel(1), Version 5.0 spreadsheet. The file provides, in electronic format, some of the statistical information that appears under the caption "Description of the Mortgage Pool" in this prospectus supplement and on Annexes A-1, A-2 and B to this prospectus supplement. Defined terms used, but not otherwise defined, in the spreadsheet file will have the respective meanings assigned to them in the glossary to this prospectus supplement. All the information contained in the spreadsheet file is subject to the same limitations and qualifications contained in this prospectus supplement. Prospective investors are strongly urged to read this prospectus supplement and the accompanying prospectus in their respective entireties prior to accessing the spreadsheet file.

----------
(1)  Microsoft Excel is a registered trademark of Microsoft Corporation.

================================================================================
     Until         , 2004, all dealers that effect transactions in the offered certificates, whether or not participating in this distribution, may be required to deliver a prospectus supplement and the accompanying prospectus.
This is in addition to the obligation of dealers acting as underwriters to deliver a prospectus supplement and the accompanying prospectus with respect to their unsold allotments and subscriptions.

                                 $1,149,803,000
                                  (Approximate)

                     MERRILL LYNCH MORTGAGE TRUST 2004-BPC1
                                    as Issuer

         COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2004-BPC1

                     MERRILL LYNCH MORTGAGE INVESTORS, INC.
                                  as Depositor

                      MERRILL LYNCH MORTGAGE LENDING, INC.
                              BANK OF AMERICA, N.A.
                         PNC BANK, NATIONAL ASSOCIATION
                            CDC MORTGAGE CAPITAL INC.
                            as Mortgage Loan Sellers

                           --------------------------
                              PROSPECTUS SUPPLEMENT
                           --------------------------

                               MERRILL LYNCH & CO.

                         BANC OF AMERICA SECURITIES LLC

                            PNC CAPITAL MARKETS, INC.

                                 CDC SECURITIES

                                    JPMORGAN

                                        , 2004

================================================================================